UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1. Report to Shareholders

Allianz Funds

Multi-Strategy Trust

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Semiannual Report

March 31, 2020

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Multi Asset Income Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI Best Styles U.S. Equity Fund

AllianzGI Convertible Fund

AllianzGI Core Bond Fund

AllianzGI Core Plus Bond Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Emerging Markets SRI Debt Fund

AllianzGI Emerging Markets Value Fund (formerly AllianzGI NFJ Emerging Markets Value Fund)

AllianzGI Floating Rate Note Fund

AllianzGI Global Allocation Fund

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global High Yield Fund

AllianzGI Global Sustainability Fund

AllianzGI Green Bond Fund

AllianzGI High Yield Bond Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI PerformanceFee Managed Futures Strategy Fund

AllianzGI PerformanceFee Structured US Equity Fund

AllianzGI PerformanceFee Structured US Fixed Income Fund

AllianzGI Preferred Securities and Income Fund

AllianzGI Short Duration High Income Fund

AllianzGI Short Term Bond Fund

AllianzGI Structured Return Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI Ultra Micro Cap Fund

AllianzGI Water Fund (formerly AllianzGI Global Water Fund)

This material is authorized for use only when preceded or accompanied by the current Allianz Funds Multi-Strategy Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

2–3	Letter from the President

4–106	Fund Summaries

107–108	Important Information

109–111	Benchmark Descriptions

112–192	Schedules of Investments

194–206	Statements of Assets and Liabilities

208–216	Statements of Operations

218–232	Statements of Changes in Net Assets

234–295	Financial Highlights

296–365	Notes to Financial Statements

366	Changes to the Board of Trustees

367–368	Privacy Policy

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to each Fund’s applicable current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The lengthy US expansion appears to be in jeopardy, as activity came to a virtual halt in many areas of the economy toward the end of the six-month fiscal reporting period ended March 31, 2020. This was largely due to the rapid spread of the novel coronavirus (“COVID-19”) and its impact on global growth. Against this backdrop, global equities fell sharply. Meanwhile, the overall US bond market rallied sharply as investor risk aversion increased.

Six Months in Review

During the reporting period, US stocks, as measured by the Standard & Poor’s 500 Index, returned -12.31%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index (net) and the MSCI World Index (net), returned -16.52% and -14.30%, respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index (net) returned -14.55%. With respect to the bond market, the Bloomberg Barclays US Credit Index returned -2.13%, whereas the Bloomberg Barclays Global High Yield Index returned -12.05%. The Bloomberg Barclays US Government Bond Index returned 2.68%, while the broader bond market index, as measured by the Bloomberg Barclays US Aggregate Bond Index, gained 3.33%. The Bloomberg Barclays Global Aggregate Index returned 2.50%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.1% annual pace during each of the third and fourth quarters of 2019. The US Department of Commerce’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%. This marked the steepest quarterly decline since the fourth quarter of 2008.

The US Federal Reserve (the “Fed”) took a number of aggressive actions during the reporting period in an attempt to support the economy and keep the market functioning properly in the wake of COVID-19. First, on October 30, 2019, the Fed reduced the federal funds rate to a range between 1.50% and 1.75%. Second, on March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions … Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” Such aggressive efforts included essentially unlimited purchases of Treasury securities and agency mortgages. Also in March 2020, the US government passed a $2 trillion fiscal stimulus bill to aid the economy.

2	March 31, 2020 |	Semiannual Report

Outlook

As of this writing, there is much uncertainty regarding the global economy given the spread of COVID-19. This has resulted in periods of elevated market volatility and a “flight to quality.” We have already seen mass quarantines, supply disruptions and market liquidity issues — all of which present headwinds on the global economy. In this environment, we believe investors should aim to keep their portfolios on track by having conviction and actively managing risk.

In addition to COVID-19, major political developments, including US President Donald Trump’s bid for a second term in office, warrant careful monitoring. In our view, this could contribute to wide “risk-on/risk-off” movements as sentiment swings between “riskier” and perceived “safer” asset classes. We expect low beta returns for the overall market, which makes pursuing alpha — in excess of market returns — all the more important.

In our view, central banks will remain a major market driver in 2020, even as their efforts to spark economic growth become less effective and today’s ultra-low interest rates provide less room to maneuver. Rates have been negative in Europe and Japan for some time, and the Fed has aggressively lowered rates amid weakening economic growth. Facing dwindling options, we believe central banks will likely continue offering additional stimulus with limited effect. Governments may need to shoulder some of the burden by increasing spending, reducing taxes or both.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

Trustee, President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Semiannual Report	| March 31, 2020	3

Unaudited

AllianzGI Target-Date Funds*

For the period of October 1, 2019 through March 31, 2020, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Target-Date Funds (collectively, the “Funds” and each a “Fund”) returned between -4.22% and -13.73%, with shorter-dated Funds posting more favorable results. In terms of relative performance, all strategies outperformed their respective benchmarks (Morningstar Lifetime Moderate series) for the six-month period.

Market Overview

Global equities ratcheted steadily higher from the beginning of the reporting period until mid-February 2020, with sentiment lifted by growing optimism over a “phase one” trade deal between the US and China and better-than-expected corporate earnings. However, growing concerns about the impact of the novel coronavirus outbreak (“COVID-19”) led to a steep correction in February 2020, with the sell-off gathering pace in March 2020, as a growing number of countries imposed travel restrictions and lockdown measures. Global equities suffered their worst quarter since the 2008 financial crisis in the first quarter of 2020, with many markets entering an official bear market, defined as a decline of at least 20% from a recent peak.

Global government bond yields trended higher in the fourth quarter of 2019 amid growing optimism over the outlook for global growth, but tumbled in 2020 on growing speculation that the COVID-19 pandemic would force central banks to slash interest rates and reinstate asset-purchase programs. In the US, the 10-year Treasury yield closed the period around 100 basis points lower, while 10-year yields in the UK fell just over 10 basis points. However, German Bund yields rose slightly and peripheral euro-zone yields rose even more. Japanese government bonds also increased modestly. Meanwhile, corporate bonds fell sharply as the deteriorating economic outlook led to fears of rising downgrades and defaults.

Hopes that the global economy may be over the worst of the trade-related slowdown were dashed as the COVID-19 outbreak spread beyond China, forcing countries to impose travel restrictions and draconian quarantine measures. Flash estimates of purchasing managers’ indices for March 2020 revealed the impact that COVID-19 was having on the global economy. In the US, the purchasing managers’ composite index fell to an 11-year low while the composite survey for the euro zone fell to a record low. Elsewhere, Chinese industrial production plunged 13.5% over the first two months of the year, compared to the same period in 2019, and retail sales plummeted by 20.5% on a year-on-year basis. In response, central banks lowered interest rates and reinstated asset-purchase programs, but in general these measures failed to reassure financial markets. Instead, governments were forced to shoulder the burden for supporting economies, with many announcing massive fiscal measures.

In the currency markets, the period saw significant swings. The British pound was one of the strongest currencies in the final quarter of 2019, boosted by news that the UK had secured a Withdrawal Agreement with the EU, but lost the majority of these gains during the first quarter of 2020. Elsewhere, the US dollar, euro and Japanese yen all jostled for supremacy throughout the six-month reporting period, while many emerging market currencies weakened.

Portfolio Review

The Funds entered the year with an overweight to global equities and benefited from the overweight position against a backdrop of easing trade tensions supported risk assets into the year’s end. Selection effects in the international equity portion of the Funds further contributed, along with an overweight to corporate bonds, conversely, positions in the Japanese yen and Italian government bonds detracted modestly. In the first quarter of 2020, the Funds benefited from their less aggressive structure as compared to the external benchmarks. As compared to their internal strategic benchmarks, the overweight to equities across the Funds was the primary detractor as markets turned over toward the end of February 2020. The equity overweight was reduced in early March 2020, and was an underweight by mid-month. The underweight position by mid-month contributed to limiting the Funds’ participation in the market declines during the latter portion of the month. In addition to adjusting the Funds’ overall equity exposure, fixed income exposure which was overweight going into the month remained an overweight, further helping to mitigate losses as markets continued to sell-off during the period. The Funds remained defensively positioned into the period end, with an underweight to global equities, and an overweight to duration.

Outlook

The COVID-19 pandemic and severe disruptions in the oil market created a simultaneous supply and demand shock for a late-cycle global economy. One consequence is that economies are increasingly vulnerable to exogenous shocks that can exacerbate existing imbalances. As such, we maintain a cautious economic outlook and now expect a global recession in the next few months. We believe that the shape and magnitude of the anticipated recession will depend to an extent on the negative spillover from financial markets in holding back the real economy. The inflection point in financial markets in the context of the current crisis—in contrast to previous financial crises—will depend, in our opinion, on an array of factors, including (1) how the COVID-19 public health crisis unfolds and ultimately stabilizes; (2) continued credible intervention on the part of governments and public policy; (3) stabilization of corporate and macroeconomic data and (4) adjustment of valuations to recession-like levels.

Against this backdrop, we continue to see elevated risks of additional corrections in risky asset markets in the near term before a sustainable turnaround is achieved. Therefore, unless we see a very strong V-shaped recovery in markets and the economy, we expect to maintain our defensive positioning based on our trend-based and fundamental indicators. We believe that this will position us to be prepared for a persistent downturn in the near term. Of course, if the market rally at quarter-end following the very substantial fiscal package and the series of supports announced by the US Federal Reserve should persist, we will reincorporate risk back into the portfolios accordingly.

* The “Target-Date Funds” are the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund, and the AllianzGI Retirement 2055 Fund.

4	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Retirement 2020 Fund

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	–4.22%	–0.83%	2.88%	4.17%	5.91%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–9.49%	–6.28%	1.72%	3.58%	5.38%
AllianzGI Retirement 2020 Fund Class C	–4.59%	–1.63%	2.10%	3.38%	5.11%
AllianzGI Retirement 2020 Fund Class C (adjusted)	–5.42%	–2.48%	2.10%	3.38%	5.11%
AllianzGI Retirement 2020 Fund Class R	–4.37%	–1.22%	2.07%	3.59%	5.36%
AllianzGI Retirement 2020 Fund Class P	–4.07%	–0.59%	3.18%	4.46%	6.20%
AllianzGI Retirement 2020 Fund Class R6	–4.05%	–0.47%	3.27%	4.56%	6.30%
AllianzGI Retirement 2020 Fund Administrative Class	–4.17%	–0.80%	2.90%	4.20%	5.95%
Morningstar Lifetime Moderate 2020 Index	–5.79%	–1.31%	3.72%	6.29%	8.18%
AllianzGI 2020 Strategic Benchmark	–3.16%	1.69%	3.96%	4.77%	5.96%
Lipper Mixed-Asset Target 2020 Funds Average	–6.85%	–3.19%	2.58%	5.30%	7.17%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.16% for Class A shares, 1.91% for Class C shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Fund Allocation (as of March 31, 2020 )

AllianzGI Global Dynamic Allocation	70.4%

AllianzGI Core Bond	29.2%

AllianzGI Emerging Markets Small-Cap	0.6%

Cash & Equivalents — Net	-0.2%

Semiannual Report	| March 31, 2020	5

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$957.80	$954.10	$956.30	$959.30	$959.50	$958.30

Expenses Paid During Period	$1.81	$5.47	$3.52	$0.34	$0.01	$1.57

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,023.15	$1,019.40	$1,021.40	$1,024.65	$1,024.99	$1,023.40

Expenses Paid During Period	$1.87	$5.65	$3.64	$0.35	$0.01	$1.62

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.37% for Class A, 1.12% for Class C, 0.72% for Class R, 0.07% for Class P, less than 0.005% for Class R6 and 0.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

6	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Retirement 2025 Fund

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	–6.46%	–3.92%	2.78%	4.12%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–11.60%	–9.20%	1.62%	3.41%
AllianzGI Retirement 2025 Fund Class R	–6.65%	–4.26%	2.41%	3.75%
AllianzGI Retirement 2025 Fund Class P	–6.36%	–3.75%	3.08%	4.43%
AllianzGI Retirement 2025 Fund Class R6	–6.32%	–3.55%	3.20%	4.53%
AllianzGI Retirement 2025 Fund Administrative Class	–6.45%	–3.86%	2.84%	4.17%
Morningstar Lifetime Moderate 2025 Index	–7.25%	–2.76%	3.80%	7.15%
AllianzGI 2025 Strategic Benchmark	–5.35%	–0.77%	4.02%	5.05%
Lipper Mixed-Asset Target 2025 Funds Average	–7.92%	–4.24%	2.84%	6.05%

* Cumulative return

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.20% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Fund Allocation (as of March 31, 2020)

AllianzGI Global Dynamic Allocation	90.3%

AllianzGI Core Bond	4.0%

AllianzGI Emerging Markets Small-Cap	0.6%

Cash & Equivalents — Net	5.1%

Semiannual Report	| March 31, 2020	7

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$935.40	$933.50	$936.40	$936.80	$935.50

Expenses Paid During Period	$1.50	$3.19	$0.05	$0.01	$1.26

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,023.45	$1,021.70	$1,024.95	$1,024.99	$1,023.70

Expenses Paid During Period	$1.57	$3.34	$0.05	$0.01	$1.32

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.31% for Class A, 0.66% for Class R, 0.01% for Class P, less than 0.005% for Class R6 and 0.26% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

8	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Retirement 2030 Fund

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	–8.00%	–5.78%	2.62%	4.37%	6.63%
AllianzGI Retirement 2030 Fund Class A (adjusted)	–13.06%	–10.96%	1.46%	3.79%	6.09%
AllianzGI Retirement 2030 Fund Class C	–8.33%	–6.46%	1.85%	3.60%	5.86%
AllianzGI Retirement 2030 Fund Class C (adjusted)	–9.10%	–7.25%	1.85%	3.60%	5.86%
AllianzGI Retirement 2030 Fund Class R	–8.17%	–6.14%	2.25%	4.03%	6.31%
AllianzGI Retirement 2030 Fund Class P	–7.88%	–5.50%	2.92%	4.68%	6.96%
AllianzGI Retirement 2030 Fund Class R6	–7.82%	–5.36%	3.03%	4.78%	7.06%
AllianzGI Retirement 2030 Fund Administrative Class	–7.97%	–5.68%	2.68%	4.44%	6.72%
Morningstar Lifetime Moderate 2030 Index	–9.41%	–5.14%	3.72%	6.95%	9.32%
AllianzGI 2030 Strategic Benchmark	–7.40%	–3.07%	4.00%	5.26%	6.97%
Lipper Mixed–Asset Target 2030 Funds Average	–9.56%	–6.05%	2.84%	6.00%	8.13%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.21% for Class A shares, 1.96% for Class C shares, 1.46% for Class R shares, 0.81% for Class P shares, 0.71% for Class R6 shares and 1.06% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Fund Allocation (as of March 31, 2020)

AllianzGI Global Dynamic Allocation	89.0%

AllianzGI Best Styles U.S. Equity	3.0%

AllianzGI International Growth	2.1%

AllianzGI Best Styles Global Managed Volatility	1.6%

AllianzGI Mid-Cap	0.6%

AllianzGI Global Small-Cap Opportunities	0.4%

Cash & Equivalents — Net	3.3%

Semiannual Report	| March 31, 2020	9

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$920.00	$916.70	$918.30	$921.20	$921.80	$920.30

Expenses Paid During Period	$1.39	$4.98	$3.07	$0.01	$0.01	$1.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,023.55	$1,019.80	$1,021.80	$1,024.99	$1,024.99	$1,023.80

Expenses Paid During Period	$1.47	$5.25	$3.23	$0.01	$0.01	$1.21

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.29% for Class A, 1.04% for Class C, 0.64% for Class R, less than 0.005% for Class P, less than 0.005% for Class R6 and 0.24% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

10	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Retirement 2035 Fund

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	–9.16%	–7.24%	2.62%	4.97%
AllianzGI Retirement 2035 Fund Class A (adjusted)	–14.16%	–12.35%	1.47%	4.25%
AllianzGI Retirement 2035 Fund Class R	–9.30%	–7.53%	2.27%	4.61%
AllianzGI Retirement 2035 Fund Class P	–9.00%	–6.88%	2.95%	5.30%
AllianzGI Retirement 2035 Fund Class R6	–8.99%	–6.87%	3.03%	5.39%
AllianzGI Retirement 2035 Fund Administrative Class	–9.09%	–7.13%	2.68%	5.02%
Morningstar Lifetime Moderate 2035 Index	–11.96%	–8.08%	3.43%	7.82%
AllianzGI 2035 Strategic Benchmark	–9.16%	–5.04%	3.92%	6.08%
Lipper Mixed-Asset Target 2035 Funds Average	–11.33%	–7.98%	2.84%	6.73%

* Cumulative return

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense, which include the Acquired Fund Fees and Expenses, ratios are 1.14% for Class A shares, 1.39% for Class R shares, 0.74% for Class P shares, 0.64% for Class R6 shares and 0.99% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Fund Allocation (as of March 31, 2020)

AllianzGI Global Dynamic Allocation	63.2%

AllianzGI Best Styles U.S. Equity	10.2%

AllianzGI International Growth	5.9%

AllianzGI Best Styles Global Managed Volatility	5.0%

AllianzGI Focused Growth	2.3%

AllianzGI Mid-Cap	2.2%

AllianzGI Small-Cap	1.4%

AllianzGI Mid-Cap Value	1.3%

Other	2.2%

Cash & Equivalents — Net	6.3%

Semiannual Report	| March 31, 2020	11

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$908.40	$907.00	$910.00	$910.10	$909.10

Expenses Paid During Period	$1.53	$3.19	$0.10	$0.01	$1.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,023.40	$1,021.65	$1,024.90	$1,024.99	$1,023.65

Expenses Paid During Period	$1.62	$3.39	$0.10	$0.01	$1.37

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.32% for Class A, 0.67% for Class R, 0.02% for Class P, less than 0.01% for Class R6 and 0.27% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

12	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Retirement 2040 Fund

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	–11.54%	–9.69%	2.18%	4.53%	7.25%
AllianzGI Retirement 2040 Fund Class A (adjusted)	–16.41%	–14.66%	1.03%	3.94%	6.71%
AllianzGI Retirement 2040 Fund Class C	–11.88%	–10.38%	1.41%	3.74%	6.44%
AllianzGI Retirement 2040 Fund Class C (adjusted)	–12.66%	–11.18%	1.41%	3.74%	6.44%
AllianzGI Retirement 2040 Fund Class R	–11.72%	–10.03%	1.81%	4.18%	6.90%
AllianzGI Retirement 2040 Fund Class P	–11.42%	–9.40%	2.48%	4.83%	7.55%
AllianzGI Retirement 2040 Fund Class R6	–11.36%	–9.34%	2.59%	4.93%	7.65%
AllianzGI Retirement 2040 Fund Administrative Class	–11.56%	–9.66%	2.22%	4.57%	7.29%
Morningstar Lifetime Moderate 2040 Index	–14.08%	–10.59%	3.06%	6.84%	9.42%
AllianzGI 2040 Strategic Benchmark	–10.89%	–6.98%	3.64%	5.50%	7.67%
Lipper Mixed-Asset Target 2040 Funds Average	–12.64%	–9.51%	2.59%	6.21%	8.45%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.09% for Class A shares, 1.84% for Class C shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Class R6 shares and 0.94% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Fund Allocation (as of March 31, 2020)

AllianzGI Global Dynamic Allocation	40.7%

AllianzGI Best Styles U.S. Equity	13.6%

AllianzGI International Growth	10.6%

AllianzGI Best Styles Global Managed Volatility	9.7%

AllianzGI Best Styles Global Equity	7.5%

AllianzGI Focused Growth	3.2%

AllianzGI Mid-Cap	3.2%

AllianzGI Mid-Cap Value	2.5%

Other	5.5%

Cash & Equivalents — Net	3.5%

Semiannual Report	| March 31, 2020	13

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$884.60	$881.20	$882.80	$885.80	$886.40	$884.40

Expenses Paid During Period	$1.70	$5.22	$3.34	$0.28	$0.01	$1.46

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,023.20	$1,019.45	$1,021.45	$1,024.70	$1,024.99	$1,023.45

Expenses Paid During Period	$1.82	$5.60	$3.59	$0.30	$0.01	$1.57

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.36% for Class A, 1.11% for Class C, 0.71% for Class R, 0.06% for Class P, less than 0.01% for Class R6 and 0.31% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

14	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Retirement 2045 Fund

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	–12.71%	–10.97%	1.99%	5.15%
AllianzGI Retirement 2045 Fund Class A (adjusted)	–17.51%	–15.86%	0.85%	4.44%
AllianzGI Retirement 2045 Fund Class R	–12.89%	–11.32%	1.64%	4.79%
AllianzGI Retirement 2045 Fund Class P	–12.57%	–10.72%	2.31%	5.48%
AllianzGI Retirement 2045 Fund Class R6	–12.52%	–10.58%	2.44%	5.59%
AllianzGI Retirement 2045 Fund Administrative Class	–12.71%	–10.95%	2.06%	5.20%
Morningstar Lifetime Moderate 2045 Index	–15.32%	–12.09%	2.76%	7.53%
AllianzGI 2045 Strategic Benchmark	–11.77%	–7.97%	3.53%	6.48%
Lipper Mixed-Asset Target 2045 Funds Average	–13.69%	–10.61%	2.59%	6.87%

* Cumulative return

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.06% for Class A shares, 1.31% for Class R shares, 0.66% for Class P shares, 0.56% for Class R6 shares and 0.91% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Fund Allocation (as of March 31, 2020)

AllianzGI Global Dynamic Allocation	26.0%

AllianzGI Best Styles U.S. Equity	13.2%

AllianzGI Best Styles Global Managed Volatility	12.9%

AllianzGI International Growth	12.5%

AllianzGI Best Styles Global Equity	10.6%

AllianzGI Focused Growth	4.0%

AllianzGI Mid-Cap	4.0%

AllianzGI Global Small-Cap Opportunities	2.9%

Other	6.4%

Cash & Equivalents — Net	7.5%

Semiannual Report	| March 31, 2020	15

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$872.90	$871.10	$874.30	$874.80	$872.90

Expenses Paid During Period	$1.78	$3.41	$0.37	$0.01	$1.55

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,023.10	$1,021.35	$1,024.60	$1,024.99	$1,023.35

Expenses Paid During Period	$1.92	$3.69	$0.40	$0.01	$1.67

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.38% for Class A, 0.73% for Class R, 0.08% for Class P, less than 0.005% for Class R6 and 0.33% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

16	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Retirement 2050 Fund

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	–13.27%	–11.41%	1.84%	4.65%	7.37%
AllianzGI Retirement 2050 Fund Class A (adjusted)	–18.04%	–16.28%	0.69%	4.06%	6.83%
AllianzGI Retirement 2050 Fund Class C	–13.62%	–12.12%	1.08%	3.86%	6.58%
AllianzGI Retirement 2050 Fund Class C (adjusted)	–14.41%	–12.93%	1.08%	3.86%	6.58%
AllianzGI Retirement 2050 Fund Class R	–13.42%	–11.73%	1.47%	4.30%	7.04%
AllianzGI Retirement 2050 Fund Class P	–13.13%	–11.14%	2.15%	4.95%	7.69%
AllianzGI Retirement 2050 Fund Class R6	–13.08%	–11.06%	2.26%	5.05%	7.79%
AllianzGI Retirement 2050 Fund Administrative Class	–13.27%	–11.41%	1.89%	4.70%	7.43%
Morningstar Lifetime Moderate 2050 Index	–15.80%	–12.71%	2.59%	6.50%	9.17%
AllianzGI 2050 Strategic Benchmark	–12.29%	–8.54%	3.45%	5.46%	7.64%
Lipper Mixed-Asset Target 2050+ Funds Average	–13.99%	–10.96%	2.47%	6.26%	8.44%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which includes the Acquired Fund Fees and Expenses, are 1.05% for Class A shares, 1.80% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which includes the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Fund Allocation (as of March 31, 2020)

AllianzGI Global Dynamic Allocation	18.8%

AllianzGI Best Styles U.S. Equity	17.0%

AllianzGI Best Styles Global Equity	12.3%

AllianzGI International Growth	12.3%

AllianzGI Best Styles Global Managed Volatility	11.8%

AllianzGI Focused Growth	5.0%

AllianzGI Mid-Cap	4.8%

AllianzGI Mid-Cap Value	4.1%

Other	9.9%

Cash & Equivalents — Net	4.0%

Semiannual Report	| March 31, 2020	17

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$867.30	$863.80	$865.80	$868.70	$869.20	$867.30

Expenses Paid During Period	$ 1.87	$ 5.36	$ 3.50	$ 0.47	$ 0.01	$ 1.63

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,023.00	$1,019.25	$1,021.25	$1,024.50	$1,024.99	$1,023.25

Expenses Paid During Period	$ 2.02	$ 5.81	$ 3.79	$ 0.51	$ 0.01	$ 1.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.15% for Class C, 0.75% for Class R, 0.10% for Class P, less than 0.005% for Class R6 and 0.35% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

18	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Retirement 2055 Fund

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	–13.73%	–11.89%	1.70%	5.12%
AllianzGI Retirement 2055 Fund Class A (adjusted)	–18.47%	–16.74%	0.55%	4.40%
AllianzGI Retirement 2055 Fund Class R	–13.88%	–12.24%	1.34%	4.76%
AllianzGI Retirement 2055 Fund Class P	–13.44%	–11.52%	2.05%	5.47%
AllianzGI Retirement 2055 Fund Class R6	–13.55%	–11.54%	2.11%	5.55%
AllianzGI Retirement 2055 Fund Administrative Class	–13.69%	–11.85%	1.75%	5.17%
Morningstar Lifetime Moderate 2055 Index	–15.99%	–12.97%	2.49%	7.26%
AllianzGI 2055 Strategic Benchmark	–12.29%	–8.54%	3.45%	6.44%
Lipper Mixed-Asset Target 2055+ Funds Average	–14.17%	–11.15%	2.58%	7.06%

* Cumulative return

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.04% for Class A shares, 1.29% for Class R shares, 0.64% for Class P shares, 0.54% for Class R6 shares and 0.89% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Fund Allocation (as of March 31, 2020)

AllianzGI Global Dynamic Allocation	19.0%

AllianzGI Best Styles U.S. Equity	14.2%

AllianzGI International Growth	12.9%

AllianzGI Best Styles Global Managed Volatility	12.3%

AllianzGI Best Styles Global Equity	11.8%

AllianzGI Focused Growth	4.6%

AllianzGI Mid-Cap	4.6%

AllianzGI Mid-Cap Value	3.8%

Other	7.3%

Cash & Equivalents — Net	9.5%

Semiannual Report	| March 31, 2020	19

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$862.70	$861.20	$865.60	$864.50	$863.10

Expenses Paid During Period	$1.86	$3.49	$0.51	$0.01	$1.63

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,023.00	$1,021.25	$1,024.45	$1,024.99	$1,023.25

Expenses Paid During Period	$2.02	$3.79	$0.56	$0.01	$1.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 0.75% for Class R, 0.11% for Class P, less than 0.005% for Class R6 and 0.35% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

20	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Multi Asset Income Fund

For the period of October 1, 2019 through March 31, 2020, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Multi Asset Income Fund (the “Fund”) returned -16.14%, underperforming the Bloomberg Barclays U.S. Universal Bond Index (the “benchmark”), which returned 1.76%.

Market Overview

Global equities ratcheted steadily higher from the beginning of the reporting period until mid-February 2020, with sentiment lifted by growing optimism over a “phase one” trade deal between the US and China and better-than-expected corporate earnings. However, growing concerns about the impact of the novel coronavirus outbreak (“COVID-19”) led to a steep correction in February 2020, with the sell-off gathering pace in March 2020, as a growing number of countries imposed travel restrictions and lockdown measures. Global equities suffered their worst quarter since the 2008 financial crisis in the first quarter of 2020, with many markets entering an official bear market, defined as a decline of at least 20% from a recent peak.

Global government bond yields trended higher in the fourth quarter of 2019 amid growing optimism over the outlook for global growth, but tumbled in 2020 on growing speculation that the COVID-19 pandemic would force central banks to slash interest rates and reinstate asset-purchase programs. In the US, the 10-year Treasury yield closed the period around 100 basis points lower, while 10-year yields in the UK fell just over 10 basis points. However, German Bund yields rose slightly and peripheral euro-zone yields rose even more. Japanese government bonds also increased modestly. Meanwhile, corporate bonds fell sharply as the deteriorating economic outlook led to fears of rising downgrades and defaults.

Hopes that the global economy may be over the worst of the trade-related slowdown were dashed as the COVID-19 outbreak spread beyond China, forcing countries to impose travel restrictions and draconian quarantine measures. Flash estimates of purchasing managers’ indices for March 2020 revealed the impact that COVID-19 was having on the global economy. In the US, the purchasing managers’ composite index fell to an 11-year low while the composite survey for the euro zone fell to a record low. Elsewhere, Chinese industrial production plunged 13.5% over the first two months of the year, compared to the same period in 2019, and retail sales plummeted by 20.5% on a year-on-year basis. In response, central banks lowered interest rates and reinstated asset-purchase programs, but in general these measures failed to reassure financial markets. Instead, governments were forced to shoulder the burden for supporting economies, with many announcing massive fiscal measures.

In the currency markets, the period saw significant swings. The British pound was one of the strongest currencies in the final quarter of 2019, boosted by news that the UK had secured a Withdrawal Agreement with the EU, but lost the majority of these gains during the first quarter of 2020. Elsewhere, the US dollar, euro and Japanese yen all jostled for supremacy throughout the six-month reporting period, while many emerging market currencies weakened.

Portfolio Review

The Fund maintained its monthly distribution objective over the reporting period, and posted favorable results in the fourth quarter of 2019. Exposure to global equities and income-oriented fixed income such as high yields bonds and emerging market debt benefited from a favorable economic backdrop over the fourth quarter, which was supported by easing trade tensions, a prior contributor to global uncertainty. The Fund started the first quarter of 2020 with a portfolio designed to generate high income in a low-yield environment, with overweight positions in high dividend equities, short-term high yield bonds, emerging market debt and preferred securities. As markets reacted to the COVID-19 pandemic in late February 2020, and then to plummeting oil prices, credit market liquidity vanished around the globe, spreads widened to levels not seen since 2009 and corporate bonds and emerging market debt suffered significant losses. Asset classes that ordinarily offer some relative downside protection, such as short-term high yield and real estate investment trusts, suffered outsized losses as well. This led the Fund to underperform its benchmark significantly. However, as credit spreads widened and the US Federal Reserve stepped into the bond market to shore up liquidity on March 23rd, the Fund was repositioned to have less equity risk and instead have a greater emphasis on short-term investment grade and high yield bonds. The Fund still targets a stable and relatively high monthly income distribution.

Outlook

The COVID-19 pandemic and severe disruptions in the oil market created a simultaneous supply and demand shock for a late-cycle global economy. One consequence is that economies are increasingly vulnerable to exogenous shocks that can exacerbate existing imbalances. As such, we maintain a cautious economic outlook and now expect a global recession in the next few months. We believe that the shape and magnitude of the anticipated recession will depend to an extent on the negative spillover from financial markets in holding back the real economy. The inflection point in financial markets in the context of the current crisis—in contrast to previous financial crises—will depend, in our opinion, on an array of factors, including (1) how the COVID-19 public health crisis unfolds and ultimately stabilizes; (2) continued credible intervention on the part of governments and public policy; (3) stabilization of corporate and macroeconomic data and (4) adjustment of valuations to recession-like levels.

Against this backdrop, we continue to see elevated risks of additional corrections in risky asset markets in the near term before a sustainable turnaround is achieved. Therefore, unless we see a very strong V-shaped recovery in markets and the economy, we expect to maintain our defensive positioning based on our trend-based and fundamental indicators. We believe that this will position us to be prepared for a persistent downturn in the near term. Of course, if the market rally at quarter-end following the very substantial fiscal package and the series of supports announced by the US Federal Reserve should persist, we will reincorporate risk back into the portfolio accordingly.

Semiannual Report	| March 31, 2020	21

Unaudited

AllianzGI Multi Asset Income Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Multi Asset Income Fund Class A	–16.14%	–11.59%	0.36%	2.81%	4.49%
AllianzGI Multi Asset Income Fund Class A (adjusted)	–20.75%	–16.45%	–0.77%	2.23%	3.97%
AllianzGI Multi Asset Income Fund Class C	–16.41%	–12.21%	–0.38%	2.05%	3.72%
AllianzGI Multi Asset Income Fund Class C (adjusted)	–17.23%	–13.05%	–0.38%	2.05%	3.72%
AllianzGI Multi Asset Income Fund Class R	–16.24%	–11.88%	0.02%	2.47%	4.16%
AllianzGI Multi Asset Income Fund Class P	–15.93%	–11.31%	0.67%	3.12%	4.79%
AllianzGI Multi Asset Income Fund Institutional Class	–15.98%	–11.24%	0.71%	3.16%	4.84%
AllianzGI Multi Asset Income Fund Class R6	–15.94%	–11.18%	0.77%	3.22%	4.89%
AllianzGI Multi Asset Income Fund Administrative Class	–16.12%	–12.63%	0.01%	2.63%	4.34%
Bloomberg Barclays U.S. Universal Bond Index	1.76%	7.15%	3.35%	4.05%	4.54%
AllianzGI Multi Asset Income Strategic Benchmark	–1.40%	3.66%	3.56%	4.26%	5.15%
MSCI World High Dividend Yield Index	–16.27%	–12.73%	2.11%	5.57%	7.77%
Lipper Mixed-Asset Target Today Funds Average	–5.80%	–1.97%	2.04%	3.90%	5.23%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.13% for Class A shares, 1.88% for Class C shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.68% for Institutional Class, 0.63% for Class R6 shares and 0.98% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.60% for Institutional Class, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Fund Allocation (as of March 31, 2020)

AllianzGI Short Duration High Income	20.7%

AllianzGI Emerging Markets SRI Debt	12.6%

AllianzGI Short Term Bond	12.2%

AllianzGI Global High Yield	10.2%

AllianzGI Preferred Securities & Income	10.1%

AllianzGI Floating Rate Note	5.7%

PIMCO Preferred and Capital Security	4.6%

Other	18.5%

Cash & Equivalents — Net	5.4%

22	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Multi Asset Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$838.60	$835.90	$837.60	$840.70	$840.20	$840.60	$838.80

Expenses Paid During Period	$2.48	$5.92	$4.09	$1.10	$0.69	$0.64	$2.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,022.30	$1,018.55	$1,020.55	$1,023.80	$1,024.25	$1,024.30	$1,022.55

Expenses Paid During Period	$2.73	$6.51	$4.50	$1.21	$0.76	$0.71	$2.48

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.54% for Class A, 1.29% for Class C, 0.89% for Class R, 0.24% for Class P, 0.15% for Institutional Class, 0.14% for Class R6 and 0.49% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2020	23

Unaudited

AllianzGI Best Styles Global Equity Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned -15.49%, underperforming the MSCI ACWI (the “benchmark”), which returned -14.33%.

Market Overview

Global equities across all regions generated strong absolute performance in the fourth quarter 2019, but after a steady start to 2020, global equities changed direction in mid-February amid growing evidence that the novel coronavirus outbreak (“COVID-19”) was spreading beyond China. The extended factory shutdowns in China also started to impact the global supply chain. The sell-off gathered pace as the quarter progressed, with a growing number of countries employing travel restrictions and draconian quarantine measures to try to control the spread of the virus and avoid overloading health care systems. As fears increased that the global economy was heading for a severe recession, most markets entered an official bear market, defined as a retreat of at least 20% from a recent peak. The steep decline meant that global equities suffered their worst quarter since the 2008 financial crisis.

Portfolio Review

Over the reporting period, in what was a noisy and mainly beta driven market, style performance was as expected and somewhat balanced. Unfortunately, on the downside, Value and Small caps had a larger magnitude of detraction versus positive performance in other styles during the first quarter of 2020, which was a reversal from the fourth quarter 2019. Value underperformed by 5.2% and the smallest quintile in the benchmark universe by market cap underperformed by 5.7%. On the flip side, Quality and Low Volatility did well, which was to be expected. However, Revisions and Momentum also outperformed. Momentum did well, as it already consisted of many high quality and low risk names that have been outperforming for the past year, and the performance of Revisions seem to reflect confidence that most sell side analysts had a good understanding of how various companies would be affected by COVID-19 and the corresponding economic fallout.

The Best Styles strategy has only moderate leeway for sector and regional allocation with a maximum deviation of 3% vs. the benchmark for active weightings. The overall contribution from active country/sector allocation was relatively benign as would be expected with our tight active collars, but there was a -25 basis points detraction from the country allocation.

The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we expect stock selection to be the biggest driver of relative returns and this was the case over the past six months. Stock selection in the financials sector was among the largest detractors, at -76 basis points, and US stock selection within the real estate sector was the largest contributor, at +24 basis points.

Outlook

Certain economic literature posits that higher indebtedness after the crisis should influence growth negatively. 90% debt/gross domestic product has been considered a threshold for growth to be impacted negatively, and we believe that that threshold will likely be surpassed by many countries. It is possible that such threshold could move up under current monetary policy conditions, but those policies may take a toll on growth themselves (“zombification”, empty toolbox, etc.).  After the crisis, we will probably be dealing with a low trend growth environment as the base case. In our opinion, the wild card would be fiscal stimulus, but even though there would be stimulus on top of all the debt issued for guarantees, income substitution etc., it will probably not be enough.

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	–15.49%	–13.69%	0.93%	2.48%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	–20.13%	–18.44%	–0.21%	1.57%
AllianzGI Best Styles Global Equity Fund Class C	–15.74%	–14.19%	0.26%	1.78%
AllianzGI Best Styles Global Equity Fund Class C (adjusted)	–16.46%	–14.92%	0.26%	1.78%
AllianzGI Best Styles Global Equity Fund Class P	–15.35%	–13.44%	1.16%	2.71%
AllianzGI Best Styles Global Equity Fund Institutional Class	–15.33%	–13.38%	1.26%	2.80%
AllianzGI Best Styles Global Equity Fund Class R6	–15.38%	–13.40%	1.28%	2.84%
MSCI ACWI	–14.33%	–11.26%	2.85%	3.63%
Lipper Global Multi-Cap Core Funds Average	–15.57%	–13.15%	1.57%	2.51%

*Cumulative return

† The Fund began operations on December 2, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 0.77% for Class A shares, 1.47% for Class C shares, 0.53% for Class P shares, 0.52% for Institutional Class shares and 0.40% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Funds expense ratios net of this reduction are 0.70% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.40% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

24	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Cumulative Returns Through March 31, 2020

Country/Location Allocation
(as of March 31, 2020)

United States	54.0%

Japan	7.4%

China	5.4%

France	4.5%

United Kingdom	3.2%

Switzerland	3.0%

Canada	2.9%

Australia	2.0%

Other	16.8%

Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$845.10	$842.60	$846.50	$846.70	$846.20

Expenses Paid During Period	$3.23	$6.45	$2.31	$1.85	$1.85

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,021.50	$1,018.00	$1,022.50	$1,023.00	$1,023.00

Expenses Paid During Period	$3.54	$7.06	$2.53	$2.02	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.40% for Class C, 0.50% for Class P, 0.40% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2020	25

Unaudited

AllianzGI Best Styles U.S. Equity Fund*

For the period of October 1, 2019 through March 31, 2020, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles U.S. Equity Fund (the “Fund”) returned -13.84%, underperforming the S&P 500 Index (the “benchmark”), which returned -12.31%.

Market Overview

US equities commenced 2020 on a strong footing, buoyed by better-than-expected corporate earnings and optimism that tax reform would provide a further uplift to profits. However, rising bond yields and signs of a pick-up in wage growth led to a sharp correction in February 2020. While stocks subsequently recovered some of these losses, escalating fears of a global trade war following the Trump administration’s decision to impose tariffs on key imports and the effects of the novel coronavirus outbreak (“COVID-19”) caused a further sell-off in late March 2020. Overall, US equities ended the quarter with slight losses, but finished the six month period with a solid gain.

Portfolio Review

Over the six-month period, in what was a noisy and mainly beta driven market, style performance was as expected and somewhat balanced. Unfortunately, on the downside Value and Small caps had a larger magnitude of detraction versus positive performance in other styles during the first quarter, which was a reversal from the fourth quarter 2019. Value underperformed by 9.5% and mega caps (largest quintile of stocks in S&P 500) outperformed by 6.8%. On the flip side, Quality and Low Volatility did well, which was to be expected. However, Revisions and Momentum also outperformed. Momentum did well as it already consisted of many high quality and low risk names, which have been outperforming for the past year, and the performance of Revisions seem to reflect confidence that most sell side analysts had a good understanding of how various companies would be affected by the virus and corresponding economic fallout.

The Best Styles strategy has only moderate leeway for sector and regional allocation with a maximum deviation of 3% versus the benchmark for active weightings. The overall contribution from active sector allocation was relatively benign as would be expected with our tight active collars, but there was a -24 basis points detraction overall.

Best Styles holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we expect stock selection to be the biggest driver of relative returns and this was the case over the past six months. Stock selection in financials was by far the largest detractor as many of these stocks are value names. Stock selection in industrials provided the largest contribution. Although only an average weight of .6% in the benchmark over the period, the Fund’s zero holding in Netflix alone detracted 25 basis points of relative performance.

Outlook

Certain economic literature posits that higher indebtedness after the crisis should influence growth negatively. 90% debt/gross domestic product has been considered a threshold for growth to be impacted negatively, and we believe that that threshold will likely be surpassed by many countries. It is possible that such threshold could move up under current monetary policy conditions, but those policies may take a toll on growth themselves (“zombification”, empty toolbox, etc.).  After the crisis, we will probably be dealing with a low trend growth environment as the base case. In our opinion, the wild card would be fiscal stimulus, but even though there would be stimulus on top of all the debt issued for guarantees, income substitution etc., it will probably not be enough

* A plan of liquidation has been adopted in respect of the Fund. Under the terms of the current plan of liquidation, the Fund would liquidate and dissolve, and any outstanding shares redeemed, on or around September 17, 2020. Under the terms of the current plan of liquidation, as of September 10, 2020, shares of the Fund will no longer be available for purchase or exchange. Please see the Fund’s statutory prospectus for more information.

26	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Best Styles U.S. Equity Fund Class A	–13.84%	–10.13%	4.84%	4.83%
AllianzGI Best Styles U.S. Equity Fund Class A (adjusted)	–18.58%	–15.07%	3.66%	3.73%
AllianzGI Best Styles U.S. Equity Fund Class C	–14.15%	–10.79%	4.08%	4.07%
AllianzGI Best Styles U.S. Equity Fund Class C (adjusted)	–14.81%	–11.48%	4.08%	4.07%
AllianzGI Best Styles U.S. Equity Fund Class P	–13.77%	–9.97%	5.01%	5.00%
AllianzGI Best Styles U.S. Equity Fund Institutional Class	–13.69%	–9.89%	5.08%	5.08%
AllianzGI Best Styles U.S. Equity Fund Class R6	–13.64%	–9.81%	5.17%	5.16%
S&P 500 Index	–12.31%	–6.98%	6.73%	6.57%
Lipper Multi-Cap Core Funds Average	–15.87%	–11.80%	3.16%	3.29%

* Cumulative return

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 0.95% for Class A shares, 1.72% for Class C shares, 0.79% for Class P shares, 0.60% for Institutional Class shares and 0.59% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 0.65% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.40% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Industry Allocation (as of March 31, 2020 )

Software	10.3%

Pharmaceuticals	6.1%

Interactive Media & Services	5.5%

IT Services	5.1%

Technology Hardware, Storage & Peripherals	5.0%

Healthcare Equipment & Supplies	4.1%

Healthcare Providers & Services	3.9%

Internet & Direct Marketing Retail	3.8%

Other	55.8%

Cash & Equivalents — Net	0.4%

Semiannual Report	| March 31, 2020	27

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$861.60	$858.50	$862.30	$863.10	$863.60

Expenses Paid During Period	$3.03	$6.50	$2.33	$1.86	$1.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,021.75	$1,018.00	$1,022.50	$1,023.00	$1,023.00

Expenses Paid During Period	$3.29	$7.06	$2.53	$2.02	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.65% for Class A, 1.40% for Class C, 0.50% for Class P, 0.40% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

28	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Convertible Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Douglas C. Forsyth, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Convertible Fund (the “Fund”) returned -4.80%, outperforming the ICE BofA US Convertibles Index (the “benchmark”), which returned -7.24%.

Market Overview

Risk assets rallied over the fourth quarter through January before selling off aggressively in late February as the novel coronavirus outbreak (“COVID-19”) intensified. The short-term trajectory of the global economy and corporate profitability became highly uncertain.

The US Federal Reserve’s (“Fed’s”) response to these events was extraordinary in terms of its swiftness, scope, and willingness to do more. The fiscal response was also immediate with President Trump signing into law three bills including the $2.2 trillion Coronavirus Aid, Relief & Security Act (“CARES Act”) to help support the economy.

Most first-quarter US economic statistics did not reflect real-time developments of the COVID-19 pandemic and therefore were largely irrelevant. However, data released closer to the end of March began to show a dramatic tick lower in activity. In a matter of weeks the US economy went from record low unemployment to millions in initial jobless claims.

Fourth-quarter financial results and the majority of management outlooks reflected strong fundamentals, healthy balance sheets and ample liquidity exiting 2019. These data points had less utility as the first quarter progressed. The supply-side shock and demand disruption due to travel restrictions, lockdowns and other directives to contain the spread of COVID-19 and avoid overloading the healthcare system significantly altered the near-term path for earnings and sales. By the end of the first quarter, most companies were highly focused on cash management and liquidity, accessing lines of credit, controlling variable costs, deferring capital investment and suspending dividends and share repurchases.

Aggressive rate cuts, the reinstatement of bond-buying programs and “safe haven” demand caused the US Treasury yield curve to compress and steepen sharply over the period.

Non-investment grade issuers outperformed investment grade issuers. Total return (balanced) structures outperformed both equity-sensitive and yield alternative (busted).

Primary market activity increased quarter over quarter despite market volatility. After strong new issuance to start the year activity slowed during the March selloff before picking back up into quarter-end.

Portfolio Review

The Fund held up much better than stocks and significantly outperformed the benchmark for the six-month reporting period.

Sector allocations that helped relative performance in the period included technology, financials and energy. Positive credit selection was the primary driver of relative performance in the technology sector. Portfolio underweights in both financials and energy were sources of strength. Sector allocations that detracted from relative performance during the period included healthcare, media and telecommunications. Negative credit selection was the primary driver of relative performance in the healthcare and telecommunications sectors. A portfolio underweight in media was source of weakness.

Outlook

The near-term outlook for the global economy and corporate profitability is uncertain and evolving due to the headwinds associated with the COVID-19 outbreak. The situation continues to move very rapidly and requires close monitoring, especially in light of the massive confluence of central bank intervention and government stimulus. While the duration and severity of the economic downturn is unknown, the extraordinary monetary and fiscal policy measures instituted by the Fed and the US government aim to not only help stabilize financial markets but also accelerate the recovery.

Upcoming economic reports should reflect materially slower activity resulting from the government-imposed shutdown. Data points are unlikely to rebound in the short term. First-quarter corporate earnings are likely to come in below expectations and most outlooks are expected to be downbeat with reduced visibility.

After the March selloff many convertible bonds have approached their bond floors. Given the vicinity of convertible bonds to their floors, the market’s downside risk should be much more contained going forward. When the underlying equities recover, we believe convertible bonds are well positioned to participate in the upside.

In 2020, we expect significant organic growth in the convertible bond market as scheduled maturities slow and the new issuance calendar reaccelerates. This could provide balanced convertible opportunities and also improve sector diversification.

Semiannual Report	| March 31, 2020	29

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	–4.80%	0.07%	5.64%	8.62%	9.62%
AllianzGI Convertible Fund Class A (adjusted)	–10.04%	–5.43%	4.45%	8.00%	9.39%
AllianzGI Convertible Fund Class C	–5.16%	–0.70%	4.87%	7.83%	8.81%
AllianzGI Convertible Fund Class C (adjusted)	–6.07%	–1.66%	4.87%	7.83%	8.81%
AllianzGI Convertible Fund Class R	–4.93%	–0.18%	5.33%	8.28%	9.32%
AllianzGI Convertible Fund Class P	–4.70%	0.32%	5.92%	8.87%	9.86%
AllianzGI Convertible Fund Institutional Class	–4.68%	0.31%	5.96%	8.95%	9.96%
AllianzGI Convertible Fund Administrative Class	–4.75%	0.09%	5.72%	8.69%	9.64%
ICE BofA US Convertibles Index	–7.24%	–3.52%	4.73%	7.89%	7.84%
Lipper Convertible Securities Funds Average	–5.98%	–2.27%	4.09%	6.77%	6.41%

* Cumulative return

† The Fund began operations on April 19, 1993. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 1993.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 1.02% for Class A shares, 1.75% for Class C shares, 1.17% for Class R shares, 0.75% for Class P shares, 0.72% for Institutional Class shares and 0.97% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.73% for Class C shares, 1.17% for Class R shares, 0.74% for Class P shares, 0.71% for Institutional Class shares and 0.93% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Industry Allocation (as of
March 31, 2020)

Software	19.2%

Semiconductors	10.0%

Healthcare-Products	7.2%

Internet	6.1%

Biotechnology	5.3%

Banks	5.2%

Pharmaceuticals	4.6%

Media	3.9%

Other	29.0%

Cash & Equivalents — Net	9.5%

S&P Ratings* (as of March 31, 2020 )

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

30	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$952.00	$948.40	$950.70	$953.00	$953.20	$952.50

Expenses Paid During Period	$4.68	$8.33	$6.00	$3.42	$3.37	$4.44

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,020.20	$1,016.45	$1,018.85	$1,021.50	$1,021.55	$1,020.45

Expenses Paid During Period	$4.85	$8.62	$6.21	$3.54	$3.49	$4.60

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.96% for Class A, 1.71% for Class C, 1.23% for Class R, 0.70% for Class P, 0.69% for Institutional Class and 0.91% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	| March 31, 2020	31

Unaudited

AllianzGI Core Bond Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Carl W. Pappo, Jr., CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Core Bond Fund (the “Fund”) returned 2.96%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned 3.33%.

Market Overview

The novel coronavirus outbreak (“COVID-19”) caused considerable dislocation across US fixed income markets at the end of March 2020. As businesses shuttered and the US economy essentially shut down in response to COVID-19, fixed income market liquidity rapidly dried up and forced selling quickly drove valuations on risk assets to levels not seen since the global financial crisis. The US Government’s monetary and fiscal response was substantial, beginning with immediate easing of the Federal Funds rate to 0.00%-0.25%, and when that proved futile a ramping up of a fiscal stimulus package including everything from direct payments to consumers to purchases of fixed income securities in the secondary market.

Ultimately more than $2.2 trillion will be pumped out by the US Treasury to help carry the economy over an indeterminate period in which consumers and employees will be locked in their homes. While conditions have improved significantly from mid-March, when liquidity conditions were at their worst, yield spreads on risk assets remain historically wide, reflecting the new economic reality. At this point, we believe that a recession is technically imminent, though the extent of the damage will center on how quickly businesses can return to normal operation.

Portfolio Review

Underperformance was primarily driven by our underweight to Treasuries and exposure to risk assets including investment grade corporates, asset-backed (“ABS”) and mortgage backed securities (“MBS”) as well as collateralized loan obligations (“CLO”) and preferred bonds. The Fund came into March 2020 0.60yrs underweight corporate credit and began adding to the sector in the month as spreads widened over 200 basis points to levels not seen since the 2007-2008 global financial crisis, reaching 3 standard deviations cheap relative to historical measures.

The Fund began the period with significant overweights to high quality ABS including consumer auto loans and credit cards, as well as small business administration loans. Despite high fundamental credit quality—and in the case of small business administration (“SBA”) loans, a full government guarantee—these assets were not sheltered from the extreme liquidity-driven selloff as secondary supply for the period grew 50% year-over-year, most notably in March, and investment managers were forced to sell what they could to fund redemptions while dealer support dissipated. As technical forces began to normalize at the end of March 2020, fundamental considerations re-emerged and the highest quality asset classes enjoyed an outsized share of the improvement. We have reduced our overall ABS positioning to a smaller targeted exposure in segments of the market where we continue to see outsized relative value. We additionally maintain a small allocation to senior tranches of collateralized loan obligations, which offer attractive spreads for assets with substantial credit enhancement.

The Fund’s portfolio overweight to agency MBS was very supportive as the government announced early on their intention to purchase MBS to lower market volatility and provide liquidity for customer outflows. We reduced exposure to agency MBS following the market disruption as government buying to bolster market liquidity was heavily concentrated in that sector. Exposure to high quality assets including agency MBS, ABS and SBA loans was ultimately reduced to move into higher beta sectors such as corporate credit when spreads widened.

Outlook

Fund exposure to corporate bonds has been increased given the risk/reward profile created by much wider spreads, with most purchases coming after the US Federal Reserve announced corporate bond buying facilities on March 23rd.

Market stress allowed the Fund to buy very high quality credits at very cheap levels as companies seek to shore up liquidity through the primary market. The Fund’s focus has been to buy quality companies with great assets that will see limited impacts from COVID-19 shutdowns, including regulated utilities, telecommunications & cable, defense, food & beverage retailers, and diversified media. The Fund continues to avoid companies who are generating significantly less revenue in this environment including auto, travel & leisure, restaurants, and non-food retailers as the path forward for these companies remains quite uncertain, even if the lockdown ends in short order. The Fund also remains overweight ABS and SBA loans where credit structures provide significant support even in the current uncertain environment. To this end, the Fund continues to focus on a strict bottom-up selection process focused on high quality underlying collateral.

Now that the fear of a liquidity shock seemingly has been calmed, 2020 fundamentals have little importance, as we believe that they will be largely looked-through. We are focusing on what each business is likely to look like in 2021. We believe strongly that bottom up research is more important than ever as the coming 6 to 12 months will impact industries in very diverse ways and owning the right companies will be a big differentiator for total returns.

32	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Core Bond Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	Since Inception†
AllianzGI Core Bond Fund Class P	2.84%	8.35%	7.36%
AllianzGI Core Bond Fund Institutional Class	2.96%	8.43%	7.44%
AllianzGI Core Bond Fund Class R6	2.92%	8.48%	7.47%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	7.37%
Lipper Core Bond Funds Average	0.63%	5.79%	5.43%

* Cumulative return

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 1.15% for Class P shares, 7.52% for Institutional Class shares and 1.04% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.30% for Class P shares, 0.25% for Institutional Class shares and 0.20% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Asset Allocation (as of March 31, 2020)

U.S. Government Agency Securities	33.9%

Corporate Bonds and Notes	33.2%

Asset-Backed Securities	16.6%

U.S. Treasury Obligations	10.5%

Mortgage-Backed Securities	3.0%

Preferred Stock	1.1%

Cash & Equivalents — Net	1.7%

Credit Ratings* (as of March 31, 2020 )

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Semiannual Report	| March 31, 2020	33

Unaudited

AllianzGI Core Bond Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,028.40	$1,029.60	$1,029.20

Expenses Paid During Period	$1.52	$1.27	$1.01

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,023.50	$1,023.75	$1,024.00

Expenses Paid During Period	$1.52	$1.26	$1.01

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.30% for Class P, 0.25% for Institutional Class and 0.20% for Class R6), multiplied by the average account value over the period, multiplied by 183/366 for the Actual example and 183/366.

34	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Core Plus Bond Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Carl W. Pappo, Jr., CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Core Plus Bond Fund (the “Fund”) returned 1.06%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned 3.33%.

Market Overview

The novel coronavirus outbreak (“COVID-19”) caused considerable dislocation across US fixed income markets at the end of March 2020. As businesses shuttered and the US economy essentially shut down in response to COVID-19, fixed income market liquidity rapidly dried up and forced selling quickly drove valuations on risk assets to levels not seen since the global financial crisis. The US Government’s monetary and fiscal response was substantial, beginning with immediate easing of the Federal Funds rate to 0.00%-0.25%, and when that proved futile a ramping up of a fiscal stimulus package including everything from direct payments to consumers to purchases of fixed income securities in the secondary market.

Ultimately more than $2.2 trillion will be pumped out by the US Treasury to help carry the economy over an indeterminate period in which consumers and employees will be locked in their homes. While conditions have improved significantly from mid-March, when liquidity conditions were at their worst, yield spreads on risk assets remain historically wide, reflecting the new economic reality. At this point, we believe that a recession is technically imminent, though the extent of the damage will center on how quickly businesses can return to normal operation.

Portfolio Review

Underperformance was primarily driven by our underweight to Treasuries and exposure to risk assets including investment grade corporates, asset-backed (“ABS”) and mortgage backed securities (“MBS”) as well as collateralized loan obligations (“CLO”) and preferred bonds. The Fund came into March 2020 0.60yrs underweight corporate credit and began adding to the sector in the month as spreads widened over 200 basis points to levels not seen since the 2007-2008 global financial crisis, reaching 3 standard deviations cheap relative to historical measures. The strategy was also 7% underweight high-yield exposure entering the period, where exposure was also increased as spreads widened.

The Fund began the period with significant overweights to high quality ABS including consumer auto loans and credit cards, as well as small business administration loans. Despite high fundamental credit quality—and in the case of small business administration (“SBA”) loans, a full government guarantee—these assets were not sheltered from the extreme liquidity-driven selloff as secondary supply for the period grew 50% year-over-year, most notably in March, and investment managers were forced to sell what they could to fund redemptions while dealer support dissipated. As technical forces began to normalize at the end of March 2020, fundamental considerations re-emerged and the highest quality asset classes enjoyed an outsized share of the improvement. We have reduced our overall ABS positioning to a smaller targeted exposure in segments of the market where we continue to see outsized relative value. We additionally maintain a small allocation to senior tranches of collateralized loan obligations, which offer attractive spreads for assets with substantial credit enhancement.

The Fund’s portfolio overweight to agency MBS was very supportive as the government announced early on their intention to purchase MBS to lower market volatility and provide liquidity for customer outflows. We reduced exposure to agency MBS following the market disruption as government buying to bolster market liquidity was heavily concentrated in that sector. Exposure to high quality assets including agency MBS, ABS and SBA loans was ultimately reduced to move into higher beta sectors such as corporate credit when spreads widened.

Outlook

Fund exposure to corporate bonds has been increased given the risk/reward profile created by much wider spreads, with most purchases coming after the US Federal Reserve announced corporate bond buying facilities on March 23rd.

Market stress allowed the Fund to buy very high quality credits at very cheap levels as companies seek to shore up liquidity through the primary market. The Fund’s focus has been to buy quality companies with great assets that will see limited impacts from COVID-19 shutdowns, including regulated utilities, telecommunications & cable, defense, food & beverage retailers, and diversified media. The Fund continues to avoid companies who are generating significantly less revenue in this environment including auto, travel & leisure, restaurants, and non-food retailers as the path forward for these companies remains quite uncertain, even if the lockdown ends in short order. The Fund also remains overweight ABS and SBA loans where credit structures provide significant support even in the current uncertain environment. To this end, the Fund continues to focus on a strict bottom-up selection process focused on high quality underlying collateral.

Now that the fear of a liquidity shock seemingly has been calmed, 2020 fundamentals have little importance, as we believe that they will be largely looked-through. We are focusing on what each business is likely to look like in 2021. We believe strongly that bottom up research is more important than ever as the coming 6 to 12 months will impact industries in very diverse ways and owning the right companies will be a big differentiator for total returns.

Semiannual Report	| March 31, 2020	35

Unaudited

AllianzGI Core Plus Bond Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	Since Inception†
AllianzGI Core Plus Bond Fund Class P	1.04%	6.51%	6.23%
AllianzGI Core Plus Bond Fund Institutional Class	1.06%	6.56%	6.30%
AllianzGI Core Plus Bond Fund Class R6	1.08%	6.54%	6.33%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	7.37%
Lipper Core Plus Bond Funds Average	–0.32%	4.80%	4.97%

* Cumulative return

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 0.83% for Class P shares, 20.93% for Institutional Class shares and 0.84% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.35% for Class P shares, 0.30% for Institutional Class shares and 0.25% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Asset Allocation
(as of March 31, 2020 )

Corporate Bonds & Notes	38.1%

U.S. Government Agency Securities	31.5%

Asset-Backed Securities	23.6%

U.S. Treasury Obligations	5.1%

Mortgage-Backed Securities	3.1%

Preferred Stock	1.1%

Cash & Equivalents — Net	-2.5%

Credit Ratings* (as of March 31, 2020)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

36	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Core Plus Bond Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,010.40	$1,010.60	$1,010.80

Expenses Paid During Period	$1.76	$1.51	$1.26

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,023.25	$1,023.50	$1,023.75

Expenses Paid During Period	$1.77	$1.52	$1.26

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class P, 0.30% for Institutional Class and 0.25% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	| March 31, 2020	37

Unaudited

AllianzGI Emerging Markets Consumer Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Consumer Fund (the “Fund”) returned -13.25%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned -14.55%.

Market Overview

During the six-month period, emerging markets equities were broadly lower due to the significant headwinds related to the COVID-19 outbreak. The asset class initially advanced in October 2019, with modestly negative performance in November, and a strong rebound in December 2019 as markets focused on expectations of stable global growth projections, the agreement of a “phase one” trade deal between the US and China and better-than-expected corporate earnings. Emerging markets equities declined in January 2020 as investors were nervous about tensions between the United States and Iran, and COVID-19 news began to capture headlines, mainly in China. The broad-based asset class sell-off intensified toward the end of February 2020 amid growing evidence that the COVID-19 outbreak was spreading beyond China. The sell-off accelerated in March 2020 as travel restrictions and social distancing efforts related to COVID-19 led to fears grew that the global economy would be unable to avoid a recession.

Benchmark sector performance was broadly lower as 10 out of 11 sectors posted declines. Health care notched a 5% gain followed by modest losses in communication services and information technology. Meanwhile, the energy sector declined more than 33% due to the significant headwinds in oil and gas companies. Financials, utilities, industrials and materials were each down by more than 22% as cyclical segments of the market were under pressure.

Country results for the benchmark index were broadly negative as 25 of 26 countries were lower during the reporting period. China gained 3% as the country was the first to be impacted by COVID-19 and thus was ahead of other countries globally in terms of the subsequent rebound when news improved. Taiwan was down 4% while all other countries posted double-digit losses for the period. Brazil was the hardest hit with a 43% decline followed by losses in Colombia and Chile.

Portfolio Review

The Fund is strategically focused on local emerging markets consumption while avoiding hard-asset and export-oriented stocks which do not directly capture secular growth of the rising middle class. The Fund outperformed the benchmark thanks primarily to sector allocation decisions, which led to the underweight in key cyclical segments of the market which were under pressure due to slowing global growth expectations.

Sector results were led by the exclusion of energy stocks, followed by a relative overweight in health care and positive stock selection in communication services. The avoidance of materials, industrials and utilities sectors also aided to performance results. Conversely, stockpicking in financials, consumer discretionary and information technology trailed the benchmark during the reporting period. From a country standpoint, a relative underweight allocation to South Africa contributed to results as did consumer-related companies traded in Switzerland and the United States. Alternatively, stock selection in Taiwan trailed the benchmark, primarily due to the exclusion of semiconductor stocks, which are not deemed as consumer-related. Selections in South Korea and Mexico also trailed the benchmark during the reporting period.

Outlook

COVID-19 has thrown the market for a painful shock. What was originally thought be fairly short and sharp in terms of the economic impact, given initial stabilization in China and greater transparency from the government, has resulted in an unexpected contagion across the globe. In the short-term, we expect the market to continue experiencing bouts of volatility, which will be heavily data-driven based upon COVID-19 news and the corresponding response from governments globally. Our belief is there will be an eventual return to normalcy with limited discernable impact on medium-to-longer-term outlook for most companies. The consumer-related focus, which was advantageous during the semi-annual period, may also help dampen any near-term return volatility from broader emerging markets equities.

We continue to construct the Fund on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 5-10% and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth in consumer-related stocks and that our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming periods.

38	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Emerging Markets Consumer Fund Class A	–13.25%	–15.08%	–3.17%	–3.23%
AllianzGI Emerging Markets Consumer Fund Class A (adjusted)	–18.03%	–19.75%	–4.26%	–4.25%
AllianzGI Emerging Markets Consumer Fund Institutional Class	–13.02%	–14.72%	–2.81%	–2.87%
MSCI Emerging Markets Index	–14.55%	–17.69%	–0.37%	–0.44%
Lipper Emerging Markets Funds Average	–17.15%	–18.53%	–1.24%	–1.87%

* Cumulative return

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 1.71% for Class A shares and 1.39% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.39% for Class A shares and 1.05% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Country/Location Allocation
(as of March 31, 2020)

China	43.6%

Taiwan	10.7%

Korea (Republic of)	9.4%

United States	8.3%

India	4.3%

Thailand	3.4%

Switzerland	3.0%

Brazil	3.0%

Other	10.7%

Cash & Equivalents — Net	3.6%

Semiannual Report	| March 31, 2020	39

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$867.50	$869.80

Expenses Paid During Period	$6.54	$4.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,018.00	$1,019.75

Expenses Paid During Period	$7.06	$5.30

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.40% for Class A and 1.05% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

40	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Small-Cap Fund (the “Fund”) returned -22.84%, outperforming the MSCI Emerging Markets Small-Cap Index (the “benchmark”), which returned -24.83%.

Market Overview

During the reporting period, emerging markets small cap equities were broadly lower due to the significant headwinds related to the COVID-19 outbreak The asset class initially advanced in October 2019, with modestly negative performance in November 2019, and a strong rebound in December 2019 as markets focused on expectations of stable global growth projections, the agreement of a “phase one” trade deal between the US and China and better-than-expected corporate earnings. Emerging markets equities declined in January 2020 as investors were nervous about tensions between the United States and Iran, and COVID-19 news began to capture headlines, mainly in China. The broad-based asset class sell-off intensified toward the end of February amid growing evidence that the COVID-19 outbreak was spreading beyond China. The sell-off accelerated in March as travel restrictions and social distancing efforts related to COVID-19 led to fears grew that the global economy would be unable to avoid a recession.

Benchmark sector performance was lower across the board as all 11 sectors posted declines. Health care was the best performing sector, lower by roughly 1%, followed by double-digit losses in information technology and consumer staples. Meanwhile, the energy sector declined more than 37% due to the significant headwinds in oil and gas companies. Consumer discretionary and financials rounded out the three largest benchmark sector laggards for the period.

Country results for the benchmark index were broadly negative as each of the 26 countries declined due to concerns of slowing global growth. China was the top relative performer with a 7% decline, followed by greater than 12% losses in Pakistan and Saudi Arabia. Meanwhile, Indonesia as the largest laggard with a 58% decline, followed by greater than 45% losses in Chile and Colombia.

Portfolio Review

The Fund seeks to benefit from bottom-up stock selection due to the capture the greater level of inefficiencies in emerging market small cap equities. During the reporting period, the Fund topped the benchmark thanks to bottom-up stock selection on both a sector and country basis.

Sector results were led by strong bottom-up stockpicking in materials, thanks primarily to gains in the construction materials industry. Stock selection in consumer discretionary and a sizable overweight to information technology also contributed to results. Alternatively, bottom-up stockpicking in health care, communication services and financials trailed the benchmark. Country results were led by selections in Brazil, South Africa and India. Conversely, stock selection in South Korea offset performance due primarily to an underweight in health care and biotechnology stocks in the country. Stockpicking in Mexico and Saudi Arabia offset results more modestly.

Outlook

COVID-19 has thrown the market for a painful shock. What was originally thought be fairly short and sharp in terms of the economic impact, given initial stabilization in China and greater transparency from the government, has resulted in an unexpected contagion across the globe. In the short-term, we expect the market to continue experiencing bouts of volatility, which will be heavily data-driven based upon COVID-19 news and the corresponding response from governments globally. Our belief is there will be an eventual return to normalcy with limited discernable impact on medium-to-longer-term outlook for most companies. Furthermore, investors may benefit from the profusion of bottom-up opportunities in emerging markets small cap equities as evident by the historical outperformance of actively managed strategies relative to the benchmark.

We continue to construct the Fund on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 4-6% and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

Semiannual Report	| March 31, 2020	41

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Emerging Markets Small-Cap Fund Class A	–22.84%	–23.50%	–1.42%	–0.91%
AllianzGI Emerging Markets Small-Cap Fund Class A (adjusted)	–27.08%	–27.71%	–2.53%	–1.95%
AllianzGI Emerging Markets Small-Cap Fund Institutional Class	–22.73%	–23.26%	–1.08%	–0.56%
MSCI Emerging Markets Small-Cap Index	–24.83%	–28.98%	–5.17%	–4.49%
Lipper Emerging Markets Funds Average	–17.15%	–18.53%	–1.24%	–1.87%

* Cumulative return

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 3.00% for Class A shares and 2.84% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.80% for Class A shares and 1.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Country/Location Allocation
(as of March 31, 2020 )

Taiwan	27.6%

China	18.6%

India	13.5%

Korea (Republic of)	12.1%

South Africa	4.4%

Brazil	4.2%

Turkey	3.9%

Russian Federation	3.5%

Other	10.7%

Cash & Equivalents — Net	1.5%

42	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$771.60	$772.70

Expenses Paid During Period	$8.11	$6.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,015.85	$1,017.50

Expenses Paid During Period	$9.22	$7.57

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.83% for Class A and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	| March 31, 2020	43

Unaudited

AllianzGI Emerging Markets SRI Debt Fund

For the period of October 1, 2019 through March 31, 2020, as provided by the AllianzGI Emerging Markets Debt Team.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets SRI Debt Fund (the “Fund”) returned -8.64%, outperforming the JPM JESG EMBI Global Diversified USD (the “benchmark”), which returned -9.75%.

Market Overview

After recording positive returns in the fourth quarter of 2019, emerging market bonds fell sharply over the first quarter of 2020 as they suffered heavy outflows with investors favoring lower risk assets amid the deepening COVID-19 crisis. Emerging markets hard currency bonds on average fell close to 10%, with sovereign spreads finishing the period nearly 300 basis points wider.

In March the asset class experienced its biggest outflows on record (~$30bn) and amidst the rush for liquidity, high yielding oil exporting sovereigns fared worst given the collapse in oil prices to $20 per barrel, and any higher beta “fragile” credits were punished too.

At the country level, we have started to see several downgrades materializing from the rating agencies; most of the initial focus has been on oil exporting nations. Mexico (and Pemex) and Colombia (and Ecopetrol) have seen ratings and outlooks notched down and Pemex is no longer investment grade, although the others retain their investment grade positions for now. In Africa, some of the weaker oil-related credits have been notched down too (Angola to CCC+, Nigeria to B-).

Towards the end of the period the International Monetary Fund (“IMF”), World Bank (“WB”) and the United Nations (“UN”) called for debt relief for the poorest countries, of the 189 members of the IMF, over 80 countries have now asked the IMF for financial assistance since the COVID-19 outbreak—this number of requests is unprecedented in the 75 year history of the fund.

Portfolio Review

The Fund structure heading into the new year was relatively conservative, with key exposures amongst the higher quality parts of Central and Eastern Europe (“CEE”) & Asia (eg. Kazakhstan, Russia, S Korea, Indonesia). Frontier exposure in Africa and Latin America was limited to where we had good conviction on fundamentals, and we had a structural underweight to the Middle East.

Generally this structure has been robust, with the Middle East underweight adding value amidst the fall in oil prices. As a result, we have not had to make significant asset allocation changes to the strategy during the March crisis month. We have instead focused on bottom-up re-evaluations of sovereign creditworthiness given the changing growth backdrop—as a result, we did elect to trim exposure to Egypt, Kenya, Hungary and Poland.

With regards to the IMF financing developments, we believe any such aid may be associated with the requirement for bond holders to share some of the burden and accept haircuts and/or payment suspension. So the rating adjustments are likely fair for now, given the increasing bond holder risk. We believe that some Frontier Markets with weaker balance sheets will be most affected, and therefore we are now avoiding risk in Angola, Kenya, Sri Lanka, Pakistan and Tunisia.

We already saw one emerging market default this year prior to the crisis, in Lebanon, which we were able to avoid in the Fund. During March, Zambia also announced a restructuring process for its $11bn external debt pile (of which $3bn is in Eurobonds)—this is a small credit and we have also avoided it. Attention now turns to several credits that may well face capacity-to-pay issues given the new economic reality. This is already evident in Ecuador, but we think Mongolia and Oman are also at an increased risk of a credit event, in addition to the Frontier economies noted above.

Outlook

All of the problematic countries only represent c.5.5% of the emerging market sovereign universe and it should be noted that bond prices already reflect a significant likelihood of default/restructuring. Away from these names, many emerging market countries have solid balance sheets and particularly those with free-float currencies should be able to navigate a downturn in growth. With spreads now +600 basis points on average (double where they started the year)—we believe that there is scope to capture some interesting value opportunities. Whilst in the near-term focus will be on containing the health crisis, the policy responses we have seen to date are likely to help reduce the depth and longevity of the coming recession.

44	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets SRI Debt Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Emerging Markets SRI Debt Fund Class A	–8.64%	–4.85%	1.92%	1.44%
AllianzGI Emerging Markets SRI Debt Fund Class A (adjusted)	–12.07%	–8.42%	1.14%	0.74%
AllianzGI Emerging Markets SRI Debt Fund Class C	–9.07%	–5.62%	1.14%	0.67%
AllianzGI Emerging Markets SRI Debt Fund Class C (adjusted)	–9.97%	–6.54%	1.14%	0.67%
AllianzGI Emerging Markets SRI Debt Fund Class P	–8.59%	–4.73%	2.08%	1.60%
AllianzGI Emerging Markets SRI Debt Fund Institutional Class	–8.57%	–4.61%	2.18%	1.70%
JPM JESG EMBI Global Diversified USD	–9.75%	–3.84%	3.24%	3.12%
JPM EMBI Global Diversified USD	–11.81%	–6.84%	2.82%	2.71%
Lipper Emerging Market Hard Currency Debt Funds Average	–12.57%	–9.17%	1.32%	0.73%

* Cumulative return

† The Fund began operations on September 15, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 2.08% for Class A shares, 2.79% for Class C shares, and 1.76% for Class P shares and 1.76% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.05% for Class A shares, 1.80% for Class C shares, 0.90% for Class P shares and 0.80% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Country/Location Allocation (as of March 31, 2020 )

Uruguay	7.0%

Kazakhstan	5.8%

Ukraine	5.7%

Indonesia	5.5%

Philippines	5.0%

Panama	4.4%

Colombia	3.9%

Jamaica	3.9%

Other	44.2%

Cash & Equivalents — Net	14.6%

Semiannual Report	| March 31, 2020	45

Unaudited

AllianzGI Emerging Markets SRI Debt Fund (cont’d)

Moody’s Ratings* (as of March 31, 2020)

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Securities not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$913.60	$909.30	$914.10	$914.30

Expenses Paid During Period	$5.02	$8.59	$4.31	$3.83

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,019.75	$1,016.00	$1,020.50	$1,021.00

Expenses Paid During Period	$5.30	$9.07	$4.55	$4.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.05% for Class A, 1.80% for Class C, 0.90% for Class P and 0.80% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

46	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Value Fund (formerly AllianzGI NFJ Emerging Markets Value Fund)*

For the period of October 1, 2019 through March 31, 2020, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Value Fund (the “Fund”) returned -12.88%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned -14.55%.

Market Overview

It was a volatile six-month period for emerging market equities. In January 2020, the benchmark touched its highest level since early 2018, boosted by growing optimism over the outlook for the global economy and optimism over a “phase one” trade deal between the US and China. However, emerging markets stocks later plunged, with the benchmark index reaching levels last seen in early 2016, as the rapidly evolving COVID-19 pandemic caused risk appetite to tumble and demand for raw materials to significantly drop. Currency weakness also weighed on returns for non-domestic investors, with the Brazilian real, Mexican peso, Russian rouble, South African rand and Turkish lira all depreciating substantially.

Within the benchmark, all but four sectors experienced double-digit losses over the reporting period. Energy and utility stocks drastically declined, as global oil demand plummeted and a price war between Russia and Saudi Arabia caused oil prices to hit an 18-year low. Industrials companies were also hit hard as airlines were forced to ground their fleets and factories shut down, while deteriorating economic fundamentals hurt financial companies. In contrast, health care stocks advanced modestly over the reporting period, with companies rushing to develop tests, treatments and vaccines for the novel coronavirus (“COVID-19”). Technology companies also outperformed the broader market, as did providers of online content as a growing number of people were forced to stay at home.

Portfolio Review

The Fund’s relative outperformance versus the benchmark was driven by positive stock selection by sector and country. Allocations by country also contributed, albeit to a lesser degree. In contrast, sector allocations modestly dampened relative performance during the trailing six-month period.

In terms of stock selection by sector, Fund holdings in the real estate, consumer staples and communication services sectors were robust contributors to performance. These gains were only partially offset by negative selection effects across the financials, consumer discretionary and health care sectors.

From a sector allocation perspective, underweight exposures in communication services and health care were the most significant detractors. Conversely, underweight exposures in the materials and financials sectors boosted relative results.

Selection by country was overall positive with strong contributions from the Fund’s Taiwan, China and South Africa-based holdings. In contrast, the Fund’s holdings in Russia, Brazil and Saudi Arabia did not keep pace with benchmark shares and detracted from performance during the reporting period.

Country allocation also contributed to results, due to underweight exposures in Brazil and South Africa. These gains were only partially offset by the negative impact from an underweight in China and an overweight in the UK.

Outlook

COVID-19 and the precipitous fall in oil prices have shocked global equity markets, as uncertainty has reigned and volatility has soared. Despite signs of a recovery in the final days of March 2020, fueled by an unprecedented wave of accommodative global central bank measures, the benchmark ended the first quarter of 2020 down 24%. Latin American countries and commodity exporters were some of the hardest-hit, while several countries in Asia, demonstrating cautious signs of recovery toward the end of quarter, held up on a relative basis.

While it is all but impossible to anticipate how markets, governments and individuals will respond moving forward, we have already witnessed policy makers and central banking within emerging markets implement significant, and in some cases, successful, actions to counter the negative economic impacts of this pandemic. In the meantime, emerging market valuations have fallen to 11x forward earnings and there is potential for stocks to re-rate amid supportive policies, firmer economic footing and/or pent-up demand. Our team has a favorable outlook for emerging market equities. While growth rates are slowing in emerging markets, many companies that appear able to weather this crisis have been discounted steeply—and these are the types of stocks we seek to own in our portfolio.

Undoubtedly, there is volatility attached to trading in today’s markets. However, we believe a focus on quality and valuations can uncover buying opportunities. To this end, our team is focused on companies that should be winners in a market rebound and industry leaders with clean balance sheets that are effectively “on sale,” trading at discounts to where we could have bought them before COVID-19. Furthermore, with interest rates likely to remain low for an extended period, dividend payers and companies that can grow their dividends could offer additional strength.

* Effective April 30, 2020, the Fund was renamed from “AllianzGI NFJ Emerging Markets Value Fund” to “AllianzGI Emerging Markets Value Fund”.

Semiannual Report	| March 31, 2020	47

Unaudited

AllianzGI Emerging Markets Value Fund (formerly AllianzGI NFJ Emerging Markets Value Fund) (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Emerging Markets Value Fund Class A	–12.88%	–14.99%	1.07%	1.29%
AllianzGI Emerging Markets Value Fund Class A (adjusted)	–17.67%	–19.67%	–0.07%	0.50%
AllianzGI Emerging Markets Value Fund Class C	–13.15%	–15.58%	0.31%	0.54%
AllianzGI Emerging Markets Value Fund Class C (adjusted)	–14.02%	–16.41%	0.31%	0.54%
AllianzGI Emerging Markets Value Fund Class P	–12.79%	–14.88%	1.23%	1.45%
AllianzGI Emerging Markets Value Fund Institutional Class	–12.76%	–14.76%	1.33%	1.55%
MSCI Emerging Markets Index	–14.55%	–17.69%	–0.37%	–0.48%
Lipper Emerging Markets Funds Average	–17.15%	–18.53%	–1.24%	–0.96%

* Cumulative return

† The Fund began operations on December 18, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 1.65% for Class A shares, 2.40% for Class C shares, 1.32% for Class P shares and 1.37% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.14% for Class A shares, 1.89% for Class C shares, 0.98% for Class P shares and 0.89% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Country/Location Allocation
(as of March 31, 2020 )

China	38.2%

Taiwan	12.5%

Korea (Republic of)	11.3%

India	7.9%

United States	5.0%

Brazil	3.7%

Hong Kong	3.1%

Russian Federation	2.6%

Other	13.6%

Cash & Equivalents — Net	2.1%

48	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Value Fund (formerly AllianzGI NFJ Emerging Markets Value Fund) (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$871.20	$868.50	$872.10	$872.40

Expenses Paid During Period	$5.33	$8.83	$4.59	$4.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,019.30	$1,015.55	$1,020.10	$1,020.55

Expenses Paid During Period	$5.76	$9.52	$4.95	$4.50

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.14% for Class A, 1.89% for Class C, 0.98% for Class P and 0.89% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	| March 31, 2020	49

Unaudited

AllianzGI Floating Rate Note Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Malie Conway and Jonathan Yip, CFA, Co-Lead Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2020, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Floating Rate Note Fund (the “Fund”) returned -6.48%, underperforming the ICE BofA 3-Month U.S. Treasury Bill Index (the “benchmark”), which returned 0.91%.

Market Overview

Global government bond yields trended higher in the fourth quarter of 2019 amid growing optimism over the outlook for global growth, but tumbled in 2020 on growing speculation that the COVID-19 pandemic would force central banks to slash interest rates and reinstate asset-purchase programs. In the US, the 10-year Treasury yield closed the period around 100 basis points lower. Meanwhile, corporate bond prices fell sharply as the deteriorating economic outlook led to fears of rising downgrades and defaults. Credit spreads more than doubled even in less risky investment grade issuers—and floating rate note short-dated assets were particularly hard hit as investors rushed to sell higher quality assets to help raise cash for liquidity purposes.

Hopes that the global economy may be over the worst of the trade-related slowdown were dashed as the COVID-19 outbreak spread beyond China, forcing countries to impose travel restrictions and draconian quarantine measures. Flash estimates of purchasing managers’ indices for March revealed the impact that COVID-19 was having on the global economy. In the US, the composite index fell to an 11-year low while the composite survey for the euro zone fell to a record low. In response, central banks lowered interest rates and reinstated asset-purchase programs, but in general these measures failed to reassure financial markets. Instead, governments were forced to shoulder the burden for supporting economies, with many announcing massive fiscal measures.

Oil prices tumbled, with Brent crude falling to an 18-year low of below $25 a barrel as a price war between Russia and Saudi Arabia compounded concerns over weakening global demand.

Portfolio Overview

Against this backdrop, the Fund returned -6.48% for the period (Class I-shares including dividends) as portfolio carry was outweighed by strong price declines from spread widening. The main sources of return detractors were the Investment Grade corporate allocations. Within industry, financials were affected by the perception of increased risk from increasing bad loans, as well as decreasing net interest margin given the US Federal Reserve’s (“Fed’s”) interest rate cuts. Within industrials, a decision to avoid the riskiest segments of the energy industry was positive given the fall in oil prices. However, some geographic exposure to emerging market issuers (within industrials and also in sovereign bonds) detracted given the weak backdrop for risk sentiment. The Fund was structured relatively defensively headed in the March market crisis, with a bias to avoid very cyclical and highly leveraged credits—for this reason no significant asset allocation changes were made. Some issuer-specific substitutions were identified, where our convictions changed in light of the COVID-19 outlook, and where alternative bonds are now showing relatively attractive value.

The overall duration of the Fund remained near 0.2 years.

Outlook

In March 2020 we witnessed one of the most significant dislocations in the market, surpassing in many respects that witnessed in the financial crisis. Rating agencies have been assertive in downgrading issuers across both investment grade and high yield, and these actions have been affecting the market, particularly with several large fallen angels already entering the high yield index. However, there are a number of positive data points for credit markets following on from central bank actions:

➢ Global investment grade spreads are around 50 basis points back from their widest

➢ There has been a record level of corporate bond issuance in March 2020

➢ The breadth of issuance is increasing, including BBB and some high yield rated issuers

➢ Secondary liquidity is improving, credit curves are normalizing (steepening)

➢ Industry fund outflows are decelerating, exchange-traded funds (“ETFs”) are trading in line with their NAVs

There are many opportunities amidst the confusion; we will closely monitor the situation in a continued disciplined manner, looking for opportunities to add risk, poised for any further recovery in asset prices.

50	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Floating Rate Note Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	Since Inception†
AllianzGI Floating Rate Note Fund Class P	–6.51%	–4.57%	–1.09%
AllianzGI Floating Rate Note Fund Institutional Class	–6.48%	–4.48%	–0.99%
ICE BofA 3-Month U.S. Treasury Bill Index	0.91%	2.08%	2.00%
Lipper Ultra-Short Obligations Funds Average	–1.22%	0.21%	1.21%

* Cumulative return

† The Fund began operations on December 27, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 1.52% for Class P shares and 1.54% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 0.40% for Class P shares and 0.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Asset Allocation (as of March 31, 2020)

Corporate Bonds & Notes	73.4%

Mortgage-Backed Securities	15.8%

Asset-Backed Securities	4.9%

Sovereign Debt Obligations	0.7%

U.S. Government Agency Securities	0.2%

Cash & Equivalents — Net	5.0%

Credit Ratings* (as of March 31, 2020)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of a weighted average credit rating based on the highest rating assigned by S&P Global Ratings (“S&P”), Moody’s, Fitch, Kroll and Morningstar. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute represent standards of quality, and the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency. Previous shareholder reports for the Fund displayed bond ratings derived from a lowest available rating from S&P, Moody’s and Fitch.

Semiannual Report	| March 31, 2020	51

Unaudited

AllianzGI Floating Rate Note Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$ 934.90	$ 935.20

Expenses Paid During Period	$ 1.93	$ 1.45

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,023.00	$1,023.50

Expenses Paid During Period	$ 2.02	$ 1.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class P and 0.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

52	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Global Allocation Fund

For the period of October 1, 2019 through March 31, 2020, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2020, class A shares at net asset value (“NAV”) of the AllianzGI Global Allocation Fund (the “Fund”) returned -7.92%, underperforming the 60% MSCI ACWI, 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned -7.29%.

Market Overview

Global equities ratcheted steadily higher until mid-February 2020, with sentiment lifted by growing optimism over a “phase one” trade deal between the US and China and better-than-expected corporate earnings. However, growing concerns about the impact of the novel coronavirus outbreak (“COVID-19”) led to a steep correction in February 2020, with the sell-off gathering pace in March 2020 as a growing number of countries imposed travel restrictions and lockdown measures. Global equities suffered their worst quarter since the 2008 financial crisis in the first quarter of 2020, with many markets entering an official bear market, defined as a decline of at least 20% from a recent peak.

Global government bond yields trended higher in the fourth quarter 2019 amid growing optimism over the outlook for global growth, but tumbled in 2020 on growing speculation that the COVID-19 pandemic would force central banks to slash interest rates and reinstate asset-purchase programs. In the US, the 10-year Treasury yield closed the period around 100 basis points lower, while 10-year yields in the UK fell just over 10 basis points. However, German Bund yields rose slightly and peripheral euro-zone yields rose even more. Japanese government bonds also increased modestly. Meanwhile, corporate bonds fell sharply as the deteriorating economic outlook led to fears of rising downgrades and defaults.

Hopes that the global economy may be over the worst of the trade-related slowdown were dashed as the COVID-19 outbreak spread beyond China, forcing countries to impose travel restrictions and draconian quarantine measures. Flash estimates of purchasing managers’ indices for March 2020 revealed the impact that COVID-19 was having on the global economy. In the US, the composite index fell to an 11-year low while the composite survey for the euro zone fell to a record low. Elsewhere, Chinese industrial production plunged 13.5% over the first two months of the year, compared to the same period in 2019, and retail sales plummeted by 20.5% on a year-on-year basis. In response, central banks lowered interest rates and reinstated asset-purchase programs, but in general these measures failed to reassure financial markets. Instead, governments were forced to shoulder the burden for supporting economies, with many announcing massive fiscal measures.

In the currency markets, the period saw significant swings. The British pound was one of the strongest currencies in the final quarter of 2019, boosted by news that the UK had secured a Withdrawal Agreement with the EU, but lost the majority of these gains during the first quarter of 2020. Elsewhere, the US dollar, Euro and Japanese yen all jostled for supremacy throughout the six-month period, while many emerging market currencies weakened.

Portfolio Review

In terms of relative performance, selection effects contributed to overall performance while allocation detracted. The Fund benefitted from positive selection across equity categories with the most pronounced effect in US equities. In particular, the Fund benefited from the relative outperformance of the AllianzGI Global Sustainability Fund, which was added during the period as part of the broader transition of the Global Allocation Fund to a sustainable focus. In Fixed Income, selection in treasuries and exposure to long term inflation protected bonds also contributed. While allocation effects overall were negative – mainly attributable to the opportunistic portion of the portfolio and to an overweight to corporate bonds, which underperformed treasuries during the market selloff in March 2020 – allocation in equities was positive. During the equity market sell-off in the first quarter of 2020, a modest underweight to global equities combined with an overweight to US duration and a long exposure to the Japanese yen versus the US dollar helped offset losses due related to corporate credit and emerging market debt exposure.

The Fund ended the period with a modest underweight to equities, through the AllianzGI Managed Futures Fund, which had a net short equity position. The Fund maintained an overweight to US duration throughout the period and ended with an overweight. In the opportunistic portion of the Fund, we have maintained exposure to emerging market debt and equities. In currencies, we have maintained an overweight in the Japanese yen, which increased when volatility spiked, and an underweight to the Euro.

Outlook

The COVID-19 pandemic and severe disruptions in the oil market created a simultaneous supply and demand shock for a late-cycle global economy. One consequence is that economies are increasingly vulnerable to exogenous shocks that can exacerbate existing imbalances. As such, we maintain a cautious economic outlook and now expect a global recession in the next few months. The shape and magnitude of the recession will depend to an extent on the negative spillover from financial markets in holding back the real economy. We believe that the inflection point in financial markets in the context of the current crisis—in contrast to previous financial crises—will depend on an array of factors, including (1) how the COVID-19 public health crisis unfolds and ultimately stabilizes; (2) continued credible intervention on the part of governments and public policy; (3) stabilization of corporate and macroeconomic data and (4) adjustment of valuations to recession-like levels.

Against this backdrop, we continue to see elevated risks of additional corrections in risky asset markets in the near term before a sustainable turnaround is achieved. Therefore, unless we see a very strong V-shaped recovery in markets and the economy, we expect to maintain our defensive positioning based on our trend-based and fundamental indicators. This should position the Fund to be well prepared for a persistent downturn in the near term. Of course, if the market rally at quarter-end following the very substantial fiscal package and the series of supports announced by the US Federal Reserve should persist, we will reincorporate risk back into the portfolio accordingly.

Semiannual Report	| March 31, 2020	53

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	–7.92%	–4.44%	1.71%	4.36%	4.96%
AllianzGI Global Allocation Fund Class A (adjusted)	–12.98%	–9.70%	0.56%	3.77%	4.68%
AllianzGI Global Allocation Fund Class C	–8.34%	–5.17%	0.94%	3.58%	4.18%
AllianzGI Global Allocation Fund Class C (adjusted)	–9.19%	–6.05%	0.94%	3.58%	4.18%
AllianzGI Global Allocation Fund Class R	–8.10%	–4.77%	1.50%	4.15%	4.73%
AllianzGI Global Allocation Fund Class P	–7.88%	–4.22%	1.99%	4.60%	5.20%
AllianzGI Global Allocation Fund Institutional Class	–7.91%	–4.30%	1.92%	4.61%	5.36%
AllianzGI Global Allocation Fund Class R6	–7.81%	–4.17%	2.03%	4.72%	5.47%
AllianzGI Global Allocation Fund Administrative Class	–7.93%	–4.35%	1.78%	4.40%	5.01%
60% MSCI ACWI, 40% Bloomberg Barclays U.S. Aggregate Bond Index	–7.29%	–3.13%	3.31%	5.35%	5.32%
MSCI ACWI	–14.33%	–11.26%	2.85%	5.88%	5.11%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	3.36%	3.88%	4.80%
Lipper Alternative Global Macro Funds Average	–9.59%	–7.43%	–0.26%	2.18%	4.76%
* Cumulative return

† The Fund began operations on September 30, 1998. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 1998.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.54% for Class A shares, 2.31% for Class C shares, 1.86% for Class R shares, 1.31% for Class P shares, 1.29% for Institutional Class shares, 1.22% for Class R6 shares and 1.47% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 1.01% for Class A shares, 1.76% for Class C shares, 1.21% for Class R shares, 0.81% for Class P shares, 0.74% for Institutional Class shares, 0.71% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Fund Allocation (as of March 31, 2020)

AllianzGI Global Sustainability	40.1%

AllianzGI PerformanceFee Managed Futures Strategy	10.7%

AllianzGI Best Styles Global Managed Volatility	9.7%

AllianzGI Green Bond	9.5%

AllianzGI Emerging Markets SRI Debt	5.6%

AllianzGI Emerging Markets Small-Cap	1.4%

Other	17.4%

Cash & Equivalents — Net	5.6%

54	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$ 920.80	$ 916.60	$ 919.00	$ 921.20	$ 920.90	$ 921.90	$ 920.70

Expenses Paid During Period	$ 2.40	$ 5.99	$ 3.36	$ 1.44	$ 1.54	$ 0.96	$ 2.16

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,022.50	$1,018.75	$1,021.50	$1,023.50	$1,023.40	$1,024.00	$1,022.75

Expenses Paid During Period	$ 2.53	$ 6.31	$ 3.54	$ 1.52	$ 1.62	$ 1.01	$ 2.28

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.50% for Class A, 1.25% for Class C, 0.70% for Class R, 0.30% for Class P, 0.32% for Institutional Class, 0.20% for Class R6 and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2020	55

Unaudited

AllianzGI Global Dynamic Allocation Fund

For the period of October 1, 2019 through March 31, 2020, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2020, class A shares at net asset value (“NAV”) of the AllianzGI Global Dynamic Allocation Fund (the “Fund”) returned -9.18%, outperforming the MSCI ACWI (the “benchmark”), which returned -14.33%.

Market Overview

Global equities ratcheted steadily higher until mid-February 2020, with sentiment lifted by growing optimism over a “phase one” trade deal between the US and China and better-than-expected corporate earnings. However, growing concerns about the impact of the novel coronavirus outbreak (“COVID-19”) led to a steep correction in February 2020, with the sell-off gathering pace in March 2020 as a growing number of countries imposed travel restrictions and lockdown measures. Global equities suffered their worst quarter since the 2008 financial crisis in the first quarter of 2020, with many markets entering an official bear market, defined as a decline of at least 20% from a recent peak.

Global government bond yields trended higher in the fourth quarter 2019 amid growing optimism over the outlook for global growth, but tumbled in 2020 on growing speculation that the COVID-19 pandemic would force central banks to slash interest rates and reinstate asset-purchase programs. In the US, the 10-year Treasury yield closed the period around 100 basis points lower, while 10-year yields in the UK fell just over 10 basis points. However, German Bund yields rose slightly and peripheral euro-zone yields rose even more. Japanese government bonds also increased modestly. Meanwhile, corporate bonds fell sharply as the deteriorating economic outlook led to fears of rising downgrades and defaults.

Hopes that the global economy may be over the worst of the trade-related slowdown were dashed as the COVID-19 outbreak spread beyond China, forcing countries to impose travel restrictions and draconian quarantine measures. Flash estimates of purchasing managers’ indices for March 2020 revealed the impact that COVID-19 was having on the global economy. In the US, the composite index fell to an 11-year low while the composite survey for the euro zone fell to a record low. Elsewhere, Chinese industrial production plunged 13.5% over the first two months of the year, compared to the same period in 2019, and retail sales plummeted by 20.5% on a year-on-year basis. In response, central banks lowered interest rates and reinstated asset-purchase programs, but in general these measures failed to reassure financial markets. Instead, governments were forced to shoulder the burden for supporting economies, with many announcing massive fiscal measures.

In the currency markets, the period saw significant swings. The British pound was one of the strongest currencies in the final quarter of 2019, boosted by news that the UK had secured a Withdrawal Agreement with the EU, but lost the majority of these gains during the first quarter of 2020. Elsewhere, the US dollar, Euro and Japanese yen all jostled for supremacy throughout the six-month period, while many emerging market currencies weakened.

Portfolio Review

At the start of the fourth quarter of 2019, the Fund had an overweight to global equities and US corporate bonds through which it benefitted through the quarter against the backdrop of easing trade tensions which supported risk assets into year’s end. Stock selection effects also contributed positively, through the AllianzGI International Growth Portfolio. Conversely, positions in the Japanese yen and Italian government bonds detracted modestly. At the start of the first quarter of 2020, the Fund was positioned for ongoing global growth and a potential acceleration in the US economy, with 91% of the Fund invested in equities compared to the benchmark weight of 60%. As the financial markets abruptly switched direction in late February 2020 due to the COVID-19 pandemic, this caused the Fund to start to underperform. In early March 2020, the Fund was still significantly overweight equities, although being reduced in steps; by mid-month, the portfolio was underweight, which limited downside as equities continued to decline through March 23rd. An overweight to fixed income during the month also helped to mitigate losses. At the end of the period, the Fund remained defensively positioned with an underweight to global equities and an overweight to duration.

Outlook

The COVID-19 pandemic and severe disruptions in the oil market created a simultaneous supply and demand shock for a late-cycle global economy. One consequence is that economies are increasingly vulnerable to exogenous shocks that can exacerbate existing imbalances. As such, we maintain a cautious economic outlook and now expect a global recession in the next few months. The shape and magnitude of the recession will depend to an extent on the negative spillover from financial markets in holding back the real economy. We believe that the inflection point in financial markets in the context of the current crisis—in contrast to previous financial crises—will depend on an array of factors, including (1) how the COVID-19 public health crisis unfolds and ultimately stabilizes; (2) continued credible intervention on the part of governments and public policy; (3) stabilization of corporate and macroeconomic data and (4) adjustment of valuations to recession-like levels.

Against this backdrop, we continue to see elevated risks of additional corrections in risky asset markets in the near term before a sustainable turnaround is achieved. Therefore, unless we see a very strong V-shaped recovery in markets and the economy, we expect to maintain our defensive positioning based on our trend-based and fundamental indicators. This should position the Fund to be well prepared for a persistent downturn in the near term. Of course, if the market rally at quarter-end following the very substantial fiscal package and the series of supports announced by the US Federal Reserve should persist, we will reincorporate risk back into the portfolio accordingly.

56	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Dynamic Allocation Fund Class A	–9.18%	–7.10%	0.57%	4.06%	6.97%
AllianzGI Global Dynamic Allocation Fund Class A (adjusted)	–14.18%	–12.21%	–0.57%	3.47%	6.42%
AllianzGI Global Dynamic Allocation Fund Class C	–9.51%	–7.79%	–0.20%	3.27%	6.17%
AllianzGI Global Dynamic Allocation Fund Class C (adjusted)	–10.32%	–8.63%	–0.20%	3.27%	6.17%
AllianzGI Global Dynamic Allocation Fund Class R	–9.34%	–7.45%	0.24%	3.76%	6.68%
AllianzGI Global Dynamic Allocation Fund Class P	–7.78%	–5.61%	1.03%	4.39%	7.31%
AllianzGI Global Dynamic Allocation Fund Institutional Class	–9.03%	–6.83%	0.83%	4.34%	7.27%
AllianzGI Global Dynamic Allocation Fund Class R6	–9.06%	–6.87%	0.87%	4.41%	7.35%
AllianzGI Global Dynamic Allocation Fund Administrative Class	–9.15%	–7.07%	0.57%	4.08%	7.00%
MSCI ACWI	–14.33%	–11.26%	2.85%	5.88%	8.82%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	3.36%	3.88%	4.19%
60% MSCI ACWI, 40% Bloomberg Barclays U.S. Aggregate Bond Index	–7.29%	–3.13%	3.31%	5.35%	7.23%
Lipper Alternative Global Macro Funds Average	–9.59%	–7.43%	–0.26%	2.18%	3.72%

* Cumulative return

† The Fund began operations on April 27, 2009. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2009.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.35% for Class A shares, 2.11% for Class C shares, 1.68% for Class R shares, 1.13% for Class P shares, 1.04% for Institutional Class shares, 1.01% for Class R6 shares and 1.27% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 1.01% for Class A shares, 1.78% for Class C shares, 1.38% for Class R shares, 0.84% for Class P shares, 0.74% for Institutional Class shares, 0.74% for Class R6 shares and 0.99% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Country/Location Allocation
(as of March 31, 2020)

United States	74.4%

Japan	2.7%

Australia	1.4%

Switzerland	1.2%

China	1.2%

Taiwan	0.9%

France	0.9%

United Kingdom	0.8%

Other	9.4%

Cash & Equivalents — Net	7.1%

Semiannual Report	| March 31, 2020	57

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$ 908.20	$ 904.90	$ 906.60	$ 922.20	$ 909.70	$ 909.40	$ 908.50

Expenses Paid During Period	$ 3.91	$ 7.52	$ 5.62	$ 3.22	$ 2.58	$ 2.58	$ 3.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,020.90	$1,017.10	$1,019.10	$1,021.65	$1,022.30	$1,022.30	$1,021.05

Expenses Paid During Period	$ 4.14	$ 7.97	$ 5.96	$ 3.39	$ 2.73	$ 2.73	$ 3.99

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.82% for Class A, 1.58% for Class C, 1.18% for Class R, 0.67% for Class P, 0.54% for Institutional Class, 0.54% for Class R6 and 0.79% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

58	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Global High Yield Fund*

For the period of October 1, 2019 through March 31, 2020, as provided by David Newman, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Global High Yield Fund (the “Fund”) returned -9.82%, outperforming the ICE BofA Global High Yield Constrained Index USD Hedged (the “benchmark”), which returned -11.03%.

Market Overview

The six month period under review could be divided into two distinct halves. For the final quarter of 2019, financial markets enjoyed positive returns, helped by a US Federal Reserve (“Fed”) policy rate cut in October, strong corporate profits and continued low unemployment. Several equity market indices touched all-time record highs and, in the high yield bond market, benchmark credit spreads tightened to 352 basis points in late January.

This situation reversed dramatically in February and March 2020, as the novel coronavirus (“COVID-19”) turned from a localized outbreak into a serious global pandemic. Countries around the world were forced to shut down large parts of their economies and implement social restrictions in order to contain the spread of the disease, with the result that the world economy faces its deepest contraction since the Great Depression. Simultaneously, a falling out between members of OPEC and Russia led to a supply glut in the oil market, even as global demand was shrinking from the aforementioned public health emergency measures. The West Texas Intermediate (“WTI”) crude oil price fell from just over $60 a barrel at the beginning of 2020 to just over $20 a barrel at the end of the review period. This compounded the deflationary effects at the macroeconomic level, which are negative for riskier assets, and impacted the high yield market more directly as around 11% of the index is represented by the Energy sector. Few of the oil producing companies in the universe are profitable with oil prices below $30 a barrel and many bonds became distressed. To illustrate, credit spreads on the benchmark index widened to 1094 basis points on March 23, while for high yield energy the spread widened to 2272 basis points. Losses were also a function of credit quality, with CCC-rated issues suffering the most, given their weaker starting financial position.

Central banks and governments were proactive in their attempts to mitigate the economic effects, with policy rates slashed globally and substantial fiscal stimulus measures announced. The market prognosis improved in the final week of the period with credit spreads on the benchmark recovering to 915 basis points.

Portfolio Review

The Fund’s sector and security selection were prime drivers of its relative outperformance vs. the benchmark. An underweight position in oil names (particularly the lowest rated ones) was strongly beneficial as crude prices collapsed in March 2020. Likewise, underweight exposure in airlines, autos and retail was additive to relative performance, given the enforced shutdowns and travel restrictions imposed globally. Even in some more sheltered sectors such as communications, food and defense, our name selection helped us avoid some significant underperformers.

Outlook

In our view, high yield will see a significant increase in defaults but we see this focused on the most levered companies and sectors most challenged by a global slowdown. We find value in BBs and opportunistically in lower rated non-cyclical credits with good liquidity. The Fed’s intervention to buy investment grade companies downgraded to BB (also known as “fallen angels”) as well as the “Main Street” program to provide liquidity to smaller US businesses, should be supportive for many issuers within the universe, but it has also widened the gap between the strongest and weakest companies.

Emerging markets have been disadvantaged by a strong dollar and recessionary forces; however, not all countries or business are affected equally. Thus, we believe that security selection will be key.

While predicting the end of the pandemic and associated economic disruption is extremely difficult—indeed we could see another leg down—overall the balance of scenarios on a 12+ month horizon seems to offer us an attractive entry point for high yield.

* Effective on or about June 11, 2020, the AllianzGI Global High Yield Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of June 4, 2020, shares of the Fund will no longer be available for purchase or exchange. Please see the Fund’s statutory prospectus for more information.

Semiannual Report	| March 31, 2020	59

Unaudited

AllianzGI Global High Yield Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	Since Inception†
AllianzGI Global High Yield Fund Class P	–9.87%	–5.51%	0.40%
AllianzGI Global High Yield Fund Institutional Class	–9.82%	–5.42%	0.50%
ICE BofA Global High Yield Constrained Index USD Hedged	–11.03%	–7.33%	0.21%
Lipper Global High Yield Funds Average	–12.30%	–9.36%	–1.32%

* Cumulative return

† The Fund began operations on May 3, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 1.13% for Class P shares and 1.12% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 0.80% for Class P shares and 0.70% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Country/Location Allocation
(as of March 31, 2020)

United States	52.0%

Netherlands	7.0%

Italy	4.6%

Ireland	4.3%

United Kingdom	4.1%

Canada	3.1%

Luzembourg	2.7%

China	1.9%

Other	11.0%

Cash & Equivalents-Net	9.3%

Credit Ratings* (as of March 31, 2020)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the lowest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency. Previous shareholder reports for the Fund displayed bond ratings provided by S&P.

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AllianzGI Global High Yield Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$ 901.30	$ 901.80

Expenses Paid During Period	$ 3.80	$ 3.33

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,021.00	$1,021.50

Expenses Paid During Period	$ 4.04	$ 3.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.80% for Class P and 0.70% for Institutional Class), multiplied by the average account value over the period, multiplied 183/366.

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AllianzGI Global Sustainability Fund

For the period of October 1, 2019 through March 31, 2020, as provided by the Global Equity Team.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Global Sustainability Fund (the “Fund”) returned -9.78%, outperforming the MSCI ACWI (the “benchmark”), which returned -14.33%.

Market Overview

Global equities ratcheted steadily higher until mid-February 2020, with sentiment lifted by growing optimism over a “phase one” trade deal between the US and China, as well as better-than-expected corporate earnings. However, growing concerns about COVID-19 led to sharp pullbacks and an official bear market, with the benchmark recording its worst quarter since 2008. The World Health Organization (“WHO”) declared COVID-19 a global pandemic, and governments restricted travel, public assembly and business operations in a bid to avoid overloading health systems. The resulting reduction in economic activity means a global recession is now most investors’ base case scenario.

Hopes the global economy could recover from any trade-related slowdowns were dashed as COVID-19 spread beyond China. The end of March saw weekly US jobless claims surge from under 400,000 to a record 6.65 million, with further increases expected. In the euro-zone, the composite Purchasing Manager Index (“PMI”) fell to a record low, reaching 31.4, while in the UK the same figure reached 37.1. In China, industrial production declined 13.5% over the first two months of the year, compared to the same period in 2019, while year-on-year retail sales fell 20.5%.

This has translated to double-digit share price declines across all sectors. Energy stocks performed worst, as on top of reduced demand, a price war between Saudi Arabia and Russia caused oil prices to hit an 18-year low. Financial stocks also underperformed, along with Industrials companies and companies with meaningful travel exposure. Providers of online content and e-retailers fared relatively well, as did the consumer staples and health care sectors.

Central banks and governments have been quick to provide support. The US Federal Reserve (“Fed”) reintroduced asset-purchase programs, and announced two emergency rate cuts, bringing the federal funds rate to a range of 0.00% to 0.25%. Monetary policy is similarly accommodative across Europe and Asia. However, unprecedented fiscal measures are providing the bulk of economic support, with governments paying furloughed workers, relaxing credit terms and urging companies to cancel dividends.

Portfolio Review

The Fund outperformed its benchmark over the six month period, demonstrating its resilience in an extremely volatile quarter. Our portfolio of quality companies, exposed to structural growth trends and on reasonable valuations has shown itself to be more defensive than global equity markets and has delivered greater upside in the recent period of relative stabilization. Stock selection continues to be a positive driver of returns, with picks in the industrials, financials and health care sectors all contributing positively. While sector allocation is largely driven by our ability to find quality growth names at reasonable valuations, our overweight allocation to information technology names has also been positive. The major negative impact on returns was weaker stock selection in the consumer discretionary sector.

Adobe has made the largest positive contribution to returns. While the provider of creative software is exposed to cyclical trends in business spending, the company has also successfully transformed its revenue base into one based on digital subscriptions. The shares have thus proved resilient in the recent volatility, boosted further by first quarter results in March 2020. Adobe reported revenue and earnings per share growth of 19% and 33%, respectively. Looking forward, Adobe has provided cautious guidance around its enterprise exposure, where management expects weaker marketing spend and lower consultancy demand. However, Adobe’s over $4 billion in cash provides balance sheet resilience and its current valuation continues to discount the steady revenue base. It thus remains a key holding.

Microsoft has also boosted performance. The global computing giant is not immune to the effects of COVID-19, having announced at the end of February that it no longer expected to meet its third quarter revenue guidance as a result of supply chain issues in its ‘More Personal Computing’ division. However, as the disease and national lockdowns spread further, the resilience of Microsoft’s corporate cloud revenues have provided a defensive element to the shares. Indeed, recent analysis suggests that the shift to working from home may actually accelerate investment in digital infrastructure, a trend likely assisted by the release of additional functionality for Microsoft Teams, the company’s online meeting software. With only 3% of workloads currently on cloud services, Microsoft’s established relationships with enterprise customers make it well-positioned to continue capturing this growing market and our long-term investment case remains intact.

Shell had the largest negative impact on returns. Shares in the energy giant have weakened in response to the sharp decline in oil prices. With a breakeven oil price of $65, Shell has announced impairments of between $400-800 million as of the first quarter of 2020. However, first quarter demand has been better than feared and the company has access to $40 billion of liquidity. Moreover, since the previous oil price collapse of 2015, Shell has dramatically improved its efficiency and responsiveness. As a result, the firm has already announced substantial spending cuts in exploration and production, as well as marketing, generating nearly $10 billion of saving. This combination means that, despite short-term volatility, we expect that Shell continues to be a long-term structural winner in an industry that will see weaker players struggle.

EOG Resources has also weakened performance. Like Shell, shares in the shale exploration and production company weakened in response to the sharp fall in oil prices. The breakdown of relations between Saudi Arabia and Russia has caused a supply glut. Similarly, the International Energy Agency’s worst case scenario now estimates COVID-19 could suppress global oil demand by 730,000 barrels per day in 20201. Nonetheless, EOG remains well-capitalized with net positive cash flows as of March 31, 2020. The firm has also continued to reduce its leverage, while hedging its oil exposure and having access to a two billion USD credit facility. Overall, we believe EOG is one of the best-positioned companies within its sector and is ideally positioned to weather macro

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AllianzGI Global Sustainability Fund (cont’d)

volatility. In addition, we met with EOG’s management in February to discuss the company’s readiness and role in transitioning to a low carbon economy. This is the second year of dialogue on the subject, and the firm continues to have one of the most advanced approaches to ESG amongst oil exploration and production firms, with clear policies on disclosure and resource use. Yet the quality of EOG’s business appears consistently under-appreciated by the market. As a result, we are exiting our position and will look to take advantage of any strength in the share price to do so.

Outlook

The current environment is one of profound uncertainty. Major economies face extended lockdowns with no clear end point. We believe company revenues will be sharply reduced, while workers are paid lower salaries or furloughed. At the same time, mounting social costs are pushing governments and regulators to make unprecedented fiscal and corporate interventions. The market backdrop is therefore one of heightened volatility.

Nonetheless, we expect the sharp drop in supply and demand for the global economy to be a pause, rather than a complete derailment. In China, where COVID-19 first emerged, factory workers are already resuming their duties. Around the world, central bank and fiscal support has provided equity markets some respite from daily double digit-declines. If further turbulence does lie ahead, we are using the present period to ensure portfolios are well-positioned both to weather it and benefit from any recovery.

Across all global equity funds, we are re-examining each holding’s level of debt. Our bias towards quality growth stocks means we typically invest in companies with more robust balance sheets than peers. Many such businesses are already using their strong financial position to raise debt in order to sustain operations. More stretched companies may put off doing so now, only to face greater issues later on. Identifying points of potential weakness at this stage should increase portfolio resilience in the event of renewed volatility.

Despite a lack of immediate economic certainty, the current situation may expedite longer-term structural trends to which we already have exposure. Social distancing is visibly accelerating the digitalization of consumer products and professional services. For example, Microsoft’s cloud computing and home office solutions are direct beneficiaries, as is Alphabet’s YouTube platform. Similarly, as customer interaction moves almost exclusively online, we believe more companies are likely to require the type of digital consultancy provided by Accenture.

In addition, an extended period of elevated valuations has given way to a sharp compression of earnings multiples. Global equity markets have repeatedly demonstrated their ability to deliver long-term growth despite sharp pullbacks. Against a background of monetary and fiscal support, valuations in some well-managed, consistently high-returning businesses with solid balance sheets are thus becoming attractive. As a team, we maintain a watch-list of stocks with these characteristics and have taken the opportunity to add to disproportionately punished positions.

In these circumstances, we feel investors and clients are best served by maintaining a long term investment horizon. While performance year to date has been resilient and our longer-term track record remains intact, our team seeks to outperform global equity markets through a market cycle. More than ever, we believe maintaining focus on our investment philosophy and process will be key to delivering meaningful returns over the longer-term.

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Global Sustainability Fund Class A	–9.78%	–5.05%	4.88%	4.64%
AllianzGI Global Sustainability Fund Class A (adjusted)	–14.75%	–10.28%	3.70%	3.53%
AllianzGI Global Sustainability Fund Class P	–9.73%	–4.97%	5.04%	4.80%
AllianzGI Global Sustainability Fund Institutional Class	–9.69%	–4.87%	5.12%	4.89%
MSCI ACWI	–14.33%	–11.26%	2.85%	3.00%
Dow Jones Sustainability World Total Return Composite Net Index	–10.21%	–5.89%	4.11%	3.81%
Lipper Global Large-Cap Growth Funds Average	–9.13%	–5.45%	5.27%	5.17%

* Cumulative return

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 1.84% for Class A shares, 1.65% for Class P shares and 1.66% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 0.94% for Class A shares, 0.79% for Class P shares and 0.69% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

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AllianzGI Global Sustainability Fund (cont’d)

Cumulative Returns Through March 31, 2020

Country/Location Allocation (as of March 31, 2020)

United States	55.1%

United Kingdom	10.0%

Germany	6.5%

Japan	4.5%

Switzerland	4.1%

Sweden	3.7%

France	3.1%

Denmark	1.8%

Other	6.9%

Cash & Equivalents — Net	4.3%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$ 902.20	$ 902.70	$ 903.10

Expenses Paid During Period	$ 4.95	$ 4.23	$ 3.76

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,019.80	$1,020.55	$1,021.05

Expenses Paid During Period	$ 5.25	$ 4.50	$ 3.99

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.04% for Class A, 0.89% for Class P and 0.79% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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AllianzGI Green Bond Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Julien Bras, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Green Bond Fund (the “Fund”) returned -5.24%, underperforming the ICE BofA Green Bond Index (the “benchmark”), which returned -2.21%.

Market Overview

Global government bond yields trended higher in the fourth quarter amid growing optimism over the outlook for global growth, but tumbled in 2020 on growing speculation that the novel coronavirus outbreak (“COVID-19”) would force central banks to slash interest rates and reinstate asset-purchase programs. In the US, the 10-year Treasury yield closed the period around 100 basis points lower, while 10-year yields in the UK fell just over 10 basis points. However, German Bund yields rose slightly and peripheral euro-zone yields rose even more. Japanese government bonds also increased modestly. Meanwhile, corporate bonds fell sharply as the deteriorating economic outlook led to fears of rising downgrades and defaults.

Hopes that the global economy may be over the worst of the trade-related slowdown were dashed as COVID-19 spread beyond China, forcing countries to impose travel restrictions and draconian quarantine measures. Flash estimates of purchasing managers’ indices for March revealed the impact that COVID-19 was having on the global economy. In the US, the composite index fell to an 11-year low while the composite survey for the euro zone fell to a record low. Elsewhere, Chinese industrial production plunged 13.5% over the first two months of the year, compared to the same period in 2019, and retail sales plummeted by 20.5% on a year-on-year basis . In response, central banks lowered interest rates and reinstated asset-purchase programs, but these measures failed to reassure financial markets. Instead, governments were forced to shoulder the burden for supporting economies, with many announcing massive fiscal measures.

In this difficult context, primary activity slowed dramatically in March 2020 with only $3 billion of new issues according to the Climate Bonds Initiative database. After the month-end rebalancing, the benchmark is composed of 523 securities from 233 issuers for a market value of $399 billion equivalent.

Portfolio Review

The Fund underperformed its benchmark over the reporting period. Most of this underperformance was due to March 2020 extreme conditions in which the Fund was penalized by its structural overweight on corporate issuers in a context of massive spreads widening. Over this month, spreads on the benchmark nearly doubled from 75 basis points to 143 basis points, impacting negatively performance.

On single issuer basis, Chile, Renew Power Limited and Paprec were the largest detractors from the Fund’s relative performance. On the other hand, the absence of exposure to the French Green OAT was the largest positive contributor in relative terms.

Outlook

It is now a given that the world is plunging into a global recession, with a very sharp downturn followed by a slow recovery. Economists estimate 2020 European Union (“EU”) gross domestic product (“GDP”) to contract between 3.5% and 5.5% with risks on the downside if quarantine measures are not lifted by the early summer. We note the current exceptional dispersion in economic forecasts: while economists have had a very tight consensus on growth in recent years, there is an incredibly wide distribution of views on what the economic impact of COVID-19 will be. Markets will need some certainty that large economies finally have the spread of the virus under control before risk assets could be globally on a sustained rally path. Current spread levels point to a severe recession but do not take into account the full spectrum of very powerful technical factors.

On the green bond regulation side the EU Technical Expert Group (“TEG”) on Sustainable Finance published the update of the EU Taxonomy on green bonds setting out the TEG’s final recommendations to the European Commission. The proposed taxonomy of green activities now includes criteria for climate adaptation activities from the forestry, agriculture and manufacturing sectors. Interesting to mention as well that nuclear energy has not been included in the list of sustainable activities.

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AllianzGI Green Bond Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	Since Inception†
AllianzGI Green Bond Fund Class A	–5.24%	0.59%	4.09%
AllianzGI Green Bond Fund Class A (adjusted)	–8.79%	–3.18%	1.21%
AllianzGI Green Bond Fund Class P	–5.11%	0.82%	4.30%
AllianzGI Green Bond Fund Institutional Class	–5.13%	0.83%	4.33%
ICE BofA Green Bond Index	–2.21%	4.69%	7.53%
Lipper Core Bond Funds Average	0.63%	5.79%	7.92%

* Cumulative return

† The Fund began operations on November 19, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 4.16% for Class A shares, 4.24% for Class P shares and 3.54% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.75% for Class A shares, 0.55% for Class P shares and 0.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Country/Location Allocation (as of March 31, 2020)

United States	19.6%

France	9.2%

Spain	6.5%

Sweden	6.0%

Hong Kong	5.4%

United Kingdom	4.9%

Korea (Republic of)	4.8%

Supranational	4.6%

Other	36.2%

Cash & Equivalents — Net	2.8%

Credit Ratings* (as of March 31, 2020)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

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AllianzGI Green Bond Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$947.60	$948.90	$948.70

Expenses Paid During Period	$ 3.70	$ 2.73	$ 2.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,021.20	$1,022.20	$1,022.45

Expenses Paid During Period	$ 3.84	$ 2.83	$ 2.58

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.76% for Class A, 0.56% for Class P and 0.51% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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AllianzGI High Yield Bond Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI High Yield Bond Fund (the “Fund”) returned -9.62%, outperforming the ICE BofA High Yield Master II Index (the “benchmark”), which returned -10.86%.

Market Overview

Risk assets gained over the fourth quarter through January before selling off aggressively in late February 2020 as the novel coronavirus outbreak (“COVID-19”) intensified. The short-term trajectory of the global economy and corporate profitability became highly uncertain.

The US Federal Reserve’s (“Fed’s”) response to these events was extraordinary in terms of its swiftness, scope, and willingness to do more. The fiscal response was also immediate with President Trump signing into law three bills including the $2.2 trillion Coronavirus Aid, Relief & Security Act to help support the economy.

Most first-quarter 2020 US economic statistics did not reflect real-time developments of COVID-19. However, data released closer to the end of March began to show a dramatic decrease in activity. In a matter of weeks the US economy went from record low unemployment to millions in initial jobless claims.

Fourth-quarter 2019 financial results and the majority of management outlooks reflected strong fundamentals, healthy balance sheets and ample liquidity exiting 2019. These data points had less utility as the first quarter progressed. The supply-side shock and demand disruption due to travel restrictions, lockdowns and other directives to contain the spread of the virus and avoid overloading the healthcare system significantly altered the near-term path for earnings and sales. By the end of the first quarter, most companies were highly focused on cash management and liquidity, accessing lines of credit, controlling variable costs, deferring capital investment and suspending dividends and share repurchases.

Aggressive rate cuts, the reinstatement of bond-buying programs and safe haven demand caused the US Treasury yield curve to compress and steepen sharply over the period.

Performance dispersion among credit ratings widened in the period after the lowest-rated issues dropped significantly in March. The highest-quality credits benefited from a flight-to-quality rotation and falling interest rates during the selloff.

Despite a dormant March, high-yield new issuance was elevated in the first quarter. The trailing 12-month default rates on an issuer-weighted basis and a dollar-weighted basis were 2.82% and 3.35%, respectively, at period-end.

Portfolio Review

The Fund performed better than equities and significantly outperformed the benchmark for the six-month period.

Most industries and issues in the Fund finished lower, however active management and defensive positioning provided resiliency during the selloff. The Fund’s underweight allocation to CCC rated bonds enhanced relative performance. Furthermore, the Fund did not own airline operators and had reduced exposure to energy, hotels, gaming and recreation & travel prior to the March 2020 decline. Throughout the first quarter the investment team remained focused on issuers with operating visibility, low leverage and balance sheet strength.

Industry allocations that helped relative performance during the period included energy, telecommunications and technology & electronics. A relative underweight in energy, specifically the higher beta exploration & production (“E&P”) subindustry was beneficial. Security selection was positive in telecommunications and the Fund’s overweight in technology was a source of strength.

Industry allocations that hurt relative performance during the period included theaters & entertainment, media and retail. Shelter-in-place and social distancing measures pressured exposure in theaters & entertainment. Issue selection weighed on relative performance in media and retail.

Outlook

The near-term outlook for the global economy and corporate profitability is uncertain and evolving due to the headwinds associated with COVID-19. The situation continues to move very rapidly and requires close monitoring, especially in light of the massive confluence of central bank intervention and government stimulus.

While the duration and severity of the economic downturn are unknown, the extraordinary monetary and fiscal policy measures instituted by the Fed and the US government aim to not only help stabilize financial markets but also accelerate the recovery.

Upcoming economic reports should reflect materially slower activity resulting from the government-imposed shutdown. Data points are unlikely to rebound in the short term. First-quarter corporate earnings are likely to come in below expectations and most outlooks are expected to be downbeat with reduced visibility.

The COVID-19 pandemic is expected to impact all high-yield issuers and cause defaults to increase. However, we believe the asset class remains well diversified across many industries. In our view, health care energy, telecommunications, cable & satellite TV and technology are among the top industries in the universe. Few industries have greater than 10% market exposure and none exceed 12% (at quarter-end). Energy industry issuers are likely to face a higher rate of default, but risk should be concentrated in the most distressed credits within the E&P and oil field equipment & services subindustries.

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AllianzGI High Yield Bond Fund (cont’d)

While the near-term outlook for the high-yield asset class is less certain, the intermediate- and long-term outlooks are constructive. The high yield market, as represented by the ICE BofA US High Yield Index, displayed a spread of 877 basis points and a yield greater than 9% at quarter-end it is difficult to identify a better risk/reward option in fixed income. US high-yield bonds are attractive on an absolute return basis, can provide better downside protection than equities and offer a very compelling yield opportunity compared to negative and depressed yields globally.

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	–9.62%	–5.96%	1.18%	4.38%	6.31%
AllianzGI High Yield Bond Fund Class A (adjusted)	–13.01%	–9.49%	0.41%	3.98%	6.14%
AllianzGI High Yield Bond Fund Class C	–9.88%	–6.56%	0.51%	3.67%	5.55%
AllianzGI High Yield Bond Fund Class C (adjusted)	–10.76%	–7.45%	0.51%	3.67%	5.55%
AllianzGI High Yield Bond Fund Class R	–9.74%	–6.35%	0.76%	4.01%	6.00%
AllianzGI High Yield Bond Fund Class P	–9.41%	–5.61%	1.58%	4.70%	6.54%
AllianzGI High Yield Bond Fund Institutional Class	–9.51%	–5.66%	1.53%	4.75%	6.76%
AllianzGI High Yield Bond Fund Administrative Class	–9.47%	–5.59%	1.24%	4.42%	6.33%
ICE BofA High Yield Master II Index	–10.86%	–7.45%	2.67%	5.50%	6.38%
Lipper High Yield Funds Average	–10.73%	–7.48%	1.76%	4.58%	5.25%

* Cumulative return

† The Fund began operations on July 31, 1996. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on July 31, 1996.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s expense ratios are 1.07% for Class A shares, 1.76% for Class C shares, 1.48% for Class R shares, 0.73% for Class P shares, 0.79% for Institutional Class shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Industry Allocation (as of March 31, 2020)

Media	15.5%

Telecommunications	10.0%

Diversified Financial Services	6.3%

Healthcare-Services	5.9%

Commercial Services	4.0%

Internet	3.8%

Aerospace & Defense	3.1%

Food & Beverage	3.0%

Other	41.6%

Cash & Equivalents — Net	6.8%

Semiannual Report	| March 31, 2020	69

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Credit Ratings* (as of March 31, 2020)

* As a percentage of total investments. Securities ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$903.80	$901.20	$902.60	$905.90	$904.90	$905.30

Expenses Paid During Period	$ 5.52	$ 8.75	$ 7.23	$ 3.91	$ 4.10	$ 4.76

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,019.20	$1,015.80	$1,017.40	$1,020.90	$1,020.70	$1,020.00

Expenses Paid During Period	$ 5.86	$ 9.27	$ 7.67	$ 4.14	$ 4.34	$ 5.05

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16% for Class A, 1.84% for Class C, 1.52% for Class R, 0.82% for Class P, 0.86% for Institutional Class and 1.00% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

70	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI International Small-Cap Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Andrew Neville, Portfolio Manager

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI International Small-Cap Fund (the “Fund”) returned -17.30%, outperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned -20.23%.

Market Overview

In the last six months, international small caps ratcheted steadily higher until mid-February 2020, with sentiment lifted by growing optimism over a “phase one” trade deal between the US and China and better-than-expected corporate earnings. However, growing concerns about the impact of the novel coronavirus outbreak (“COVID-19”) led to a steep correction in February 2020, with the sell-off gathering pace in March 2020 as a growing number of countries imposed travel restrictions and lockdown measures. International small caps suffered their worst quarter since the 2008 financial crisis in the first quarter of 2020, with many markets entering an official bear market, defined as a decline of at least 20% from a recent peak.

Portfolio Review

The Fund represents the highest conviction names from three underlying regional small cap strategies: Europe, Japan, and Asia ex-Japan. Stock selection is the key driver of relative returns as the regional allocation of the Fund is neutral to the benchmark and there are risk controls to ensure sector deviations do not become too large.

In absolute terms, all three small cap markets showed losses. Asia ex Japan small caps registered the strongest losses followed by small caps from Europe and Japan. In relative terms, the European and the Japanese sleeve portfolios were able to outperform their local markets, and the Asia ex Japan sleeve portfolio closed in-line with its index.

Despite negative absolute returns, our portfolio of quality companies, exposed to structural growth trends has been more defensive than broader equity markets. During the period, the Fund saw a positive contribution from stock selection as well as sector allocation. The underweight in utilities, real estate and consumer staples weighed on the Fund’s relative performance. Nevertheless, the overweight in health care and information technology (“IT”) and the underweight in energy companies were favorable. Stock selection was most successful within IT, health care and consumer staples. Stock selection detracted within consumer discretionary, materials and energy.

The Fund’s largest contributors to performance came from the IT industry. ASM International (Netherlands) and Ingenico Group (France) particularly positively impacted performance. ASM is a leading supplier of semiconductor process equipment for wafer processing. This outperformance is driven by ASM’s strong position in atomic layer deposition (“ALD”). Ingenico offers payment solutions and increased strongly in February after Europe’s largest payment services provider Worldline bid for the company.

The largest detractors to performance were Tullow Oil, a leading UK-listed exploration company. At the end of last year, the company reported that production from flagship projects had disappointed. The departures of both the CEO and the Exploration Director also detracted from performance. We sold the holding in the fourth quarter of 2019. Another detractor was Dalata Hotel Group. The UK-based hotel operator has clearly been affected by travel restrictions.

Portfolio companies have weathered the turbulences of February and March 2020 better than many other companies in the International small cap universe. In cases where portfolio companies were directly affected, we sold them immediately. We used the current market weakness to pick up or increase investment in long-term winners, even though their near-term earnings outlook might be depressed. We are willing to support those companies where they seek to raise additional equity capital to give them more comfort.

Outlook

As we have seen, sectors that have been hit hardest are those most exposed to cyclical demand such as energy, travel/leisure and consumer discretionary. Companies that have weak balance sheets or face structural headwinds or those that will emerge from the disruption materially weakened have been noticeably weak. Names with meaningful online revenues or the potential for increased demand as a result of COVID-19 have proved resilient like IT service companies, IT hardware and software suppliers, cloud services provider and telecommunications (videoconferencing becoming the norm). In addition, medical researchers world-wide are urgently trying to develop a vaccine and effective drugs against COVID-19, so medical spending has increased. This should remain positive for biotechnology, health care at home, life sciences and diagnostics companies. Health care is set to be one of the least impacted sectors.

The COVID-19 related disruption to demand, global supply chains and the ever tighter restrictions on public life have already had a significant impact on recent economic data and asset prices. Against this background, the probability of a recession has risen considerably. Over the coming weeks and months, the changed outlook will be increasingly reflected in corporate results and the equity markets will be looking to 2021 as a guide to what normality will now look like. Moreover, many companies are likely to delay investments and cut dividends. Much will depend on how companies and consumers recover with the help of massive government / central bank stimulus.

Semiannual Report	| March 31, 2020	71

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	–17.30%	–15.94%	–0.75%	4.93%	9.38%
AllianzGI International Small-Cap Fund Class A (adjusted)	–21.85%	–20.57%	–1.87%	4.33%	9.10%
AllianzGI International Small-Cap Fund Class C	–17.63%	–16.60%	–1.53%	4.12%	8.56%
AllianzGI International Small-Cap Fund Class C (adjusted)	–18.46%	–17.43%	–1.53%	4.12%	8.56%
AllianzGI International Small-Cap Fund Class R	–17.42%	–16.23%	–1.05%	4.64%	9.10%
AllianzGI International Small-Cap Fund Class P	–17.25%	–15.83%	–0.60%	5.11%	9.67%
AllianzGI International Small-Cap Fund Institutional Class	–17.22%	–15.77%	–0.54%	5.19%	9.76%
AllianzGI International Small-Cap Fund Class R6	–17.22%	–15.74%	–0.48%	5.28%	9.86%
MSCI World ex USA Small Cap Index	–20.23%	–19.04%	0.39%	3.95%	6.01%
MSCI EAFE Small Cap Index	–19.17%	–18.15%	0.97%	4.81%	6.20%
Lipper International Small/Mid-Cap Growth Funds Average	–18.06%	–16.81%	0.39%	4.75%	7.74%

* Cumulative return

† The Fund began operations on December 31, 1997. Benchmark return and Lipper performance comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 1.94% for Class A shares, 2.59% for Class C shares, 2.30% for Class R shares, 1.58% for Class P shares, 1.61% for Institutional Class shares and 1.49% for Class R6 shares. These ratios do not include expense reductions, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.59% for Class R shares, 1.10% for Class P shares, 1.04% for Institutional Class shares and 1.00% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Country/Location Allocation (as of March 31, 2020)

Japan	31.6%

United Kingdom	14.2%

Germany	9.4%

Switzerland	5.9%

Australia	5.0%

France	3.5%

Denmark	3.5%

Sweden	3.0%

Other	17.1%

Cash & Equivalents — Net	6.8%

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Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$ 827.00	$ 823.70	$ 825.80	$ 827.50	$ 827.80	$ 827.80

Expenses Paid During Period	$ 5.71	$ 9.12	$ 7.26	$ 5.03	$ 4.75	$ 4.57

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,018.75	$1,015.00	$1,017.05	$1,019.50	$1,019.80	$1,020.00

Expenses Paid During Period	$ 6.31	$ 10.08	$ 8.02	$ 5.55	$ 5.25	$ 5.05

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.59% for Class R, 1.10% for Class P, 1.04% for Institutional Class and 1.00% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI Micro Cap Fund*

For the period of October 1, 2019 through March 31, 2020, as provided by Steve Klopukh, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Micro Cap Fund (the “Fund”) returned -17.87%, underperforming the Russell Microcap Growth Index (the “benchmark”), which returned -13.61%.

Market Overview

It was a volatile period for US equities. In the fourth quarter of 2019, US equities surged, as risk appetite was boosted by the agreement of a “phase one” trade deal between the US and China and better-than-expected corporate earnings. In the first quarter of 2020, US stocks sold off sharply alongside the escalating novel coronavirus outbreak (“COVID-19”). As the US and rest of the world experienced an accelerating spread of the outbreak, governments in response issued lockdowns and travel restrictions to control the spread of the virus. Against this market backdrop, the Russell Microcap Index returned -22.84% and outperformed the Russell 2000 Index by 0.88%. Within the micro-cap universe, growth stocks outperformed value.

Portfolio Review

The Fund outperformed its benchmark over the six-month period. From an attribution perspective, security selection was the primary driver for the underperformance while asset weightings had a slightly positive effect. Stock picking contributed from the communication services, information technology and consumer staples sectors. Conversely, negative security selection in the health care, industrials and materials sectors was offsetting.

A top contributor, NeoGenomics Inc. is a cancer diagnostics and testing company. The stock benefitted from delivering strong quarterly earnings results and guidance, helped by accelerating testing volumes. The largest absolute detractor was Century Casinos Inc., which is a casino and gaming operator. The stock was challenged as the company announced temporary casino closures amid COVID-19.

Outlook

The advent of COVID-19 significantly changed the growth trajectory of the US economy, from slow growth to contractionary conditions. The draconian social distancing measures resulted in significant business disruptions and revenue drop-offs for many industries. The equity market sell-off reflected the unknown duration and correction in company earnings.

In late March 2020, equity market valuations reached levels close to past market troughs. Moreover, equity valuation spreads (cheapest valuation quintile vs long term averages) gapped out to 4.5 standard deviation levels, signifying an aggressive move to “safe haven” equities. It is important to highlight that valuation spreads in 2008 took 5 months to move from a standard deviation of 3.5 to 4.5. In this market environment, it took only a few weeks to traverse the same distance, representing extreme investor risk aversion.

Lastly, looking back at previous periods of extreme volatility, equities have historically outperformed in the following period. Since 1990, there have been 8 times when the CBOE Volatility Index (“VIX Index”) spiked above 40, including the recent COVID-19 sell off. For both 1 year returns that followed these periods, equities have on average generated positive returns, including small caps. Further, small caps valuations continue to trade at a discount relative to large cap stocks that has not been seen since the early 2000s, which was the start of a multi-year outperformance cycle of small-caps above large-caps.

*Effective on or about June 26, 2020, the AllianzGI Micro Cap Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of June 19, 2020, shares of the Fund will no longer be available for purchase or exchange. Please see the Fund’s statutory prospectus for more information.

74	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Micro Cap Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	–17.87%	–23.15%	–2.39%	6.58%	8.87%
AllianzGI Micro Cap Fund Class A (adjusted)	–22.39%	–27.38%	–3.49%	5.98%	8.62%
AllianzGI Micro Cap Fund Class P	–17.89%	–23.12%	–2.33%	6.70%	9.07%
AllianzGI Micro Cap Fund Institutional Class	–17.85%	–23.04%	–2.31%	6.76%	9.16%
Russell Microcap Growth Index	–13.61%	–21.96%	–2.49%	6.65%	5.19%
Lipper Small-Cap Growth Funds Average	–16.71%	–16.89%	3.05%	9.06%	7.79%

* Cumulative return

† The Fund began operations on July 12, 1995. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 1995.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 2.51% for Class A shares, 2.15% for Class P shares and 2.18% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.42% for Class A shares, 1.34% for Class P shares and 1.34% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Industry Allocation (as of March 31, 2020)

Biotechnology	19.2%

Healthcare Equipment & Supplies	12.4%

Software	9.4%

Healthcare Providers & Services	7.1%

Semiconductors & Semiconductor Equipment	5.9%

Pharmaceuticals	5.2%

Machinery	4.4%

Life Sciences Tools & Services	4.2%

Other	30.4%

Cash & Equivalents — Net	1.8%

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Unaudited

AllianzGI Micro Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$821.30	$821.10	$821.50

Expenses Paid During Period	$6.47	$6.10	$6.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,017.90	$1,018.30	$1,018.30

Expenses Paid During Period	$7.16	$6.76	$6.76

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.42% for Class A, 1.34% for Class P and 1.34% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund

For the period of October 1, 2019 through March 31, 2020, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2020, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Managed Futures Strategy Fund (the “Fund”) returned -9.93%, underperforming the ICE BofA 3-Month U.S. Treasury Bill Index (the “benchmark”), which returned 1.04%.

Market Overview

Global equities ratcheted steadily higher until mid-February 2020, with sentiment lifted by growing optimism over a “phase one” trade deal between the US and China and better-than-expected corporate earnings. However, growing concerns about the impact of the novel coronavirus outbreak (“COVID-19”) led to a steep correction in February 2020, with the sell-off gathering pace in March 2020 as a growing number of countries imposed travel restrictions and lockdown measures. Global equities suffered their worst quarter since the 2008 financial crisis in the first quarter of 2020, with many markets entering an official bear market, defined as a decline of at least 20% from a recent peak.

Global government bond yields trended higher in the fourth quarter 2019 amid growing optimism over the outlook for global growth, but tumbled in 2020 on growing speculation that the COVID-19 pandemic would force central banks to slash interest rates and reinstate asset-purchase programs. In the US, the 10-year Treasury yield closed the period around 100 basis points lower, while 10-year yields in the UK fell just over 10 basis points. However, German Bund yields rose slightly and peripheral euro-zone yields rose even more. Japanese government bonds also increased modestly. Meanwhile, corporate bonds fell sharply as the deteriorating economic outlook led to fears of rising downgrades and defaults.

Hopes that the global economy may be over the worst of the trade-related slowdown were dashed as the COVID-19 outbreak spread beyond China, forcing countries to impose travel restrictions and draconian quarantine measures. Flash estimates of purchasing managers’ indices for March 2020 revealed the impact that COVID-19 was having on the global economy. In the US, the composite index fell to an 11-year low while the composite survey for the euro zone fell to a record low. Elsewhere, Chinese industrial production plunged 13.5% over the first two months of the year, compared to the same period in 2019, and retail sales plummeted by 20.5% on a year-on-year basis. In response, central banks lowered interest rates and reinstated asset-purchase programs, but in general these measures failed to reassure financial markets. Instead, governments were forced to shoulder the burden for supporting economies, with many announcing massive fiscal measures.

In the currency markets, the period saw significant swings. The British pound was one of the strongest currencies in the final quarter of 2019, boosted by news that the UK had secured a Withdrawal Agreement with the EU, but lost the majority of these gains during the first quarter of 2020. Elsewhere, the US dollar, euro and Japanese yen all jostled for supremacy throughout the six-month period, while many emerging market currencies weakened.

Portfolio Review

The primary positive contributors to the Fund over the six-month period were short commodity exposures, long US Government bonds, long volatility and short commodity related currencies such as the Australian dollar. Conversely, long equity positions and credit exposure going into the period end sell-off, along with currency positions, particularly in the Japanese yen were the most notable detractors.

The Fund entered the period with roughly 40% exposure to global equities, 165% to fixed income (including roughly 30% to credits) and roughly -56% to currencies vs. the US dollar, and mixed but ultimately short exposure to commodities (-24%). In the equity portion of the Fund, exposures were increased toward the end of 2019 to over 80%, reflecting the favorable economic backdrop supported by easing trade tensions globally. The exposure was reduced into the period end selloff, to ultimately end with short exposure of roughly -12%. In the fixed income portion of the Fund, net exposure to hard duration was also reduced over the period reflecting rising fixed income volatility, along with long credit exposures which were turned to short exposures over the month of March. Commodity exposures fluctuated as political factors steered market trends in 2019 while COVID-19 driven risks dominated the first quarter of 2020. Currency positions were also notably changed over the period, as the Fund was generally long the US dollar, a position which remained against the commodity related currencies such as the Australian dollar, but was reverted to a short US dollar position against the Euro and Japanese yen to end the period.

Outlook

The COVID-19 pandemic and severe disruptions in the oil market created a simultaneous supply and demand shock for a late-cycle global economy. One consequence is that economies are increasingly vulnerable to exogenous shocks that can exacerbate existing imbalances. As such, we maintain a cautious economic outlook and now expect a global recession in the next few months. In our view, the shape and magnitude of the recession will depend to an extent on the negative spillover from financial markets in holding back the real economy. We believe the inflection point in financial markets in the context of the current crisis—in contrast to previous financial crises – will depend on an array of factors, including (1) how the COVID-19 public health crisis unfolds and ultimately stabilizes; (2) continued credible intervention on the part of governments and public policy; (3) stabilization of corporate and macroeconomic data and (4) adjustment of valuations to recession-like levels.

Against this backdrop, we continue to see elevated risks of additional corrections in risky asset markets in the near term before a sustainable turnaround is achieved. Therefore, unless we see a very strong V-shaped recovery in markets and the economy, we expect to maintain our defensive positioning based on our trend-based and fundamental indicators. We believe this will position us to be prepared for a persistent downturn in the near term. Of course, if the market rally at quarter-end following the very substantial fiscal package and the series of supports announced by the US Federal Reserve should persist, we will reincorporate risk back into the portfolio accordingly.

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Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	Since Inception†
AllianzGI PerformanceFee Managed Futures Strategy Fund Class P	–10.03%	–5.92%	–4.89%
AllianzGI PerformanceFee Managed Futures Strategy Fund Institutional Class	–9.93%	–5.91%	–4.86%
AllianzGI PerformanceFee Managed Futures Strategy Fund Class R6	–9.93%	–5.81%	–4.78%
ICE BofA 3-Month U.S. Treasury Bill Index	1.04%	2.25%	2.10%
Lipper Alternative Managed Futures Funds Average	–3.78%	2.01%	–1.71%

* Cumulative return

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.17% for Class P shares, 1.30% for Institutional Class shares and 1.15% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.26% for Institutional Class shares, 0.31% for Class P shares and 0.21% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Asset Allocation (as of March 31, 2020)

U.S. Treasury Obligations	69.4%

Mutual Funds	4.4%

Cash & Equivalents — Net	26.2%

78	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$ 899.70	$ 900.70	$ 900.70

Expenses Paid During Period	$ 1.57	$ 1.38	$ 1.09

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,023.35	$1,023.55	$1,023.85

Expenses Paid During Period	$ 1.67	$ 1.47	$ 1.16

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.33% for Class P, 0.29% for Institutional Class and 0.23% for Class R6), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2020	79

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2020, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Structured US Equity Fund (the “Fund”) returned -33.85%, underperforming the S&P 500 Index (the “benchmark”) which returned -12.31%.

Market Overview

The Fund underperformed for the six-month period ended March 31, 2020 as a result of extremely challenging market conditions. The equity declines and implied volatility increases during this period were more extreme than many historical precedents, which had a significant impact on the performance of the strategy’s option portfolio.

Portfolio Review

This year’s 30% drop in the benchmark happened in just 22 trading days, instead of the many months a similar decline took during the global financial crisis that began in 2008. This combination of extremely high market volatility coupled with significant drops in market valuations had a particularly large impact on the option positions held by the Fund. During this market turmoil, we sought to de-risk the option portfolio, primarily through closing out many short put positions.

Heading into the market decline, the Fund’s option portfolio had in place a ladder of hedging positions that was very much in line with what was in place during prior periods. A key feature of the Fund’s option portfolio is that it is a net buyer of long puts. That is consistent with our historical approach and was true as well for this period. The Fund’s option portfolio held approximately 1.8 times more long puts than short puts. We also had structured a layer of long puts slightly out of the money that were paired with short puts as part of the strategy’s low volatility configuration spreads.

The market decline was a multi-week move which, as compared with a one-day shock scenario, has real implications on the price appreciation that the deep-out-of-the-money long puts typically held by the Fund are able to provide. The Fund’s option portfolio is designed to navigate a multi-week move via its restructuring process, under which, in more typical circumstances, we address the existing short option positions while often relying on cost offsets from the existing long puts. Unfortunately, under the recent circumstances, a historic level of steepness of the inversion in the volatility term structure prevented many of the strategy’s existing long puts from providing as much benefit as reasonably expected. This steepness reduced the price appreciation of the existing layer of long puts, reducing the ability to harvest gains on the long puts that we could in turn use to cover short put exposure.

In addition, in late February we shifted certain out-of-the-money puts deeper out of the money in order to widen some of the short puts, a strategy that should have been effective based on the contours of prior market deteriorations. However, in this instance the market unpredictably continued to decline beyond the shifted positioning.

In light of these largely unprecedented market dynamics, we began restructuring the various put positions, in advance of the index reaching the strike prices for those puts, and restructured the various put positions with wider extensions than in past market dislocations. Soon after, we began de-risking, i.e., covering short puts without relayering any new positions. But the daily market moves, many of which ranged between -7% and -12%, made it extremely difficult to implement all of these trades and to mitigate realized costs. Unlike in prior dislocations, in this particular case the speed of the market moves was too severe.

Outlook

While markets may remain challenging, we believe that a high-volatility environment is a favorable one for the Fund’s option portfolio when constructing new positions. Since the underperformance of the first quarter has been realized, the mark-to-market snapback we have frequently delivered in the past is not applicable in this case. That said, any continued future high volatility could potentially position the Fund not only to better navigate large index swings in either direction, but also to pursue an accelerated performance recovery.

80	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	Since Inception†
AllianzGI PerformanceFee Structured US Equity Fund Class P	–33.90%	–29.12%	–10.90%
AllianzGI PerformanceFee Structured US Equity Fund Institutional Class	–33.85%	–29.21%	–10.89%
AllianzGI PerformanceFee Structured US Equity Fund Class R6	–33.79%	–28.95%	–10.76%
S&P 500 Index	–12.31%	–6.98%	0.22%
Lipper Large-Cap Core Funds Average	–13.03%	–8.13%	–1.07%

* Cumulative return

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 0.84% for Class P shares, 0.89% for Institutional Class shares and 0.80% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.37% for Institutional Class shares, 0.37% for Class P shares and 0.37% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Asset Allocation (as of March 31, 2020)

Exchange-Traded Funds	101.0%

Cash & Equivalents — Net	–1.0%

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Unaudited

AllianzGI PerformanceFee Structured US Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$661.00	$661.50	$662.10

Expenses Paid During Period	$ 3.03	$ 2.87	$ 3.86

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,021.35	$1,021.55	$1,020.35

Expenses Paid During Period	$ 3.69	$ 3.49	$ 4.70

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.73% for Class P ,0.69% for Institutional Class and less than 0.93% for Class R6), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

82	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund*

For the period of October 1, 2019 through March 31, 2020, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2020, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Structured US Fixed Income Fund (the “Fund”) returned -6.87%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned 3.33%.

Overview

The Fund underperformed for the six-month period ended March 31, 2020 as a result of extremely challenging market conditions. The equity declines and implied volatility increases during this period were more extreme than many historical precedents, which had a significant impact on the performance of the strategy’s option portfolio.

Portfolio Review

This year’s 30% drop in the S&P 500 Index happened in just 22 trading days, instead of the many months a similar decline took during the global financial crisis that began in 2008. This combination of extremely high market volatility coupled with significant drops in market valuations had a particularly large impact on the option positions held by the Fund. During the market turmoil, we sought to de-risk the option portfolio, primarily through closing out many short put positions.

Heading into the market decline, the Fund’s option portfolio had in place a ladder of hedging positions that was very much in line with what was in place during prior periods. A key feature of the Fund’s option portfolio is that it is a net buyer of long puts. That is consistent with our historical approach and was true as well for this period. The Fund’s option portfolio held approximately 1.8 times more long puts than short puts. We also had structured a layer of long puts slightly out of the money that were paired with an equal number of short puts as part of the strategy’s low-volatility configuration spreads.

The market decline was a multi-week move which, as compared with a one-day shock scenario, has real implications on the price appreciation that the deep-out-of-the-money long puts typically held by the Fund are able to provide. The Fund’s option portfolio is designed to navigate a multi-week move via its restructuring process, under which, in more typical circumstances, we address the existing short option positions while often relying on cost offsets from the existing long puts. Unfortunately, under the recent circumstances, a historic level of steepness of the inversion in the volatility term structure prevented many of the strategy’s existing long puts from providing as much benefit as reasonably expected. This steepness reduced the price appreciation of the existing layer of long puts, reducing the ability to harvest gains on the long puts that we could in turn use to cover short put exposure.

In addition, in late February we shifted certain out-of-the-money puts deeper out of the money in order to widen some of the short puts, a strategy that should have been effective based on the contours of prior market deteriorations. However, in this instance the market unpredictably continued to decline beyond the shifted positioning.

In light of these largely unprecedented market dynamics, we began restructuring the various put positions in advance of the index reaching the strike prices for those puts, and restructured the various put positions with wider extensions than in past market dislocations. Soon after, we began de-risking, i.e., covering short puts without relayering any new positions. But the daily market moves, many of which ranged between -7% and -12%, made it extremely difficult to implement all of these trades and to mitigate realized costs. Unlike in prior dislocations, in this particular case the speed of the market moves was too severe.

Outlook

While markets may remain challenging, we believe that a high-volatility environment is a favorable one for the Fund’s option portfolio when constructing new positions. Since the underperformance of the first quarter has been realized, the mark-to-market snapback we have frequently delivered in the past is not applicable in this case. That said, any continued future high volatility could potentially position the Fund not only to better navigate large index swings in either direction, but also to pursue an accelerated performance recovery.

* Effective on or about June 24, 2020, the AllianzGI PerformanceFee Structured US Fixed Income Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of June 17, 2020, shares of the Fund will no longer be available for purchase or exchange. Please see the Fund’s statutory prospectus for more information.

Semiannual Report	| March 31, 2020	83

Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	Since Inception†
AllianzGI PerformanceFee Structured US Fixed Income Fund Class P	–6.93%	–1.54%	1.00%
AllianzGI PerformanceFee Structured US Fixed Income Fund Institutional Class	–6.87%	–1.54%	1.02%
AllianzGI PerformanceFee Structured US Fixed Income Fund Class R6	–6.99%	–1.52%	1.00%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	5.18%
Lipper General Bond Funds Average	–3.01%	1.87%	1.82%

* Cumulative return

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 0.89% for Class P shares, 0.82% for Institutional Class shares and 1.19% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.37% for Class P shares, 0.37% for Institutional Class shares and 0.37% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Asset Allocation (as of March 31, 2020)

Exchange-Traded Funds	98.9%

Cash & Equivalents — Net	1.1%

84	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$ 930.70	$ 931.30	$ 930.10

Expenses Paid During Period	$ 0.24	$ 0.87	$ 1.98

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,024.75	$1,024.10	$1,022.95

Expenses Paid During Period	$ 0.25	$ 0.91	$ 2.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.05% for Class P ,0.18% for Institutional Class and 0.41% for Class R6), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invest, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2020	85

Unaudited

AllianzGI Preferred Securities and Income Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Carl W. Pappo Jr., CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Preferred Securities and Income Fund (the “Fund”) returned -13.64% , underperforming the ICE BofA Fixed Rate Preferred Securities Index USD Hedged (the “benchmark”), which returned -7.00%.

Market Overview

The COVID-19 outbreak caused considerable dislocation across US fixed income markets at the end of March 2020. As businesses shuttered and the US economy essentially shut down in response to the virus, fixed income market liquidity rapidly dried up and forced selling quickly drove valuations on risk assets to levels not seen since the global financial crisis. The US Government’s monetary and fiscal response was substantial, beginning with immediate easing of the Federal Funds rate to 0.00%-0.25%, and continued with a ramping up of a fiscal stimulus package including everything from direct payments to consumers to purchases of fixed income securities in the secondary market.

Ultimately, we believe that more than $2.2 trillion will be pumped out by the US Treasury to help carry the economy over the still-indeterminate period in which consumers and employees will need to shelter-in-place. While we believe that conditions have improved significantly from mid-March, when liquidity conditions were at their worst, yield spreads on risk assets remain historically wide, which in our view reflects the new economic reality. At this point a recession is technically imminent, though we believe the extent of the damage will center on how quickly businesses can return to normal operation.

Portfolio Review

The dislocation in risk assets pervaded the preferred market in March 2020, driving returns for the six-month period significantly negative. The path was similar to other markets, with the lowest point reached in mid-March before monetary and fiscal responses were set in place. The market, as measured by the benchmark, returned -7.0% between September 30, 2019 and March 31, 2020, with its quarter-to-date low point being reached on March 18, 2020 at -21.2%, exacerbated by a record in 4- week rolling redemptions from ETFs of -$1.4bn peaking at the same time, and straining market liquidity. With risk appetite greatly reduced in the market, preferreds underperformed the -3.0% six-month return of Investment Grade bonds, as measured by the Ice BofA US Corporate Index, but outperformed the -19.3% return of High Yield bonds, as measured by Ice BofA US High Yield Index and the -12.3% return of the equity markets, as measured by the S&P500 Index.

Within the preferred market, investment grade sectors outperformed high yield sectors, with the $25 and $1000 Investment Grade market, represented by the Ice BofA US Investment Grade Preferred & Hybrid Securities Index and the Ice BofA US Investment Grade Institutional Capital Securities Index returning –8.0% and -7.1%, respectively and the High Yield preferred market, represented by the Ice BofA US High Yield Institutional Capital Securities Index, returning -15.5%.

Overall in the preferred market, the fixed-for-life security structures that are prevalent in the retail $25 market outperformed. Many of those securities had higher legacy coupons, and were expected to be refinanced at their upcoming call dates. However, in our view with the market dislocation, those expectations were curtailed, and higher legacy coupons benefited from the decline in base rates and could therefore accommodate much of the spread widening.

A significant underweight allocation to fixed-for-life structures (20% vs 60% for the benchmark) hurt relative returns, as they generally outperformed the broader market by 200 basis points. Prior to the disruption many of these securities traded at a premium despite approaching call dates. Additionally returns were hurt by overweight allocations to the underperforming insurance and pipeline sectors. Spread widening for insurance reflected concerns about the long-term revenue impact of low rates, while pipelines were hurt by their proximity to the energy business. Declines in oil and gas prices raised counterparty concerns, as the pipelines themselves are paid on volume, and not commodity price.

Outlook

We believe that distressed prices in the preferred market may present a rare opportunity to for long term investors. In mid-March 2020, yields and spreads approached levels not seen since 2012. While they came in modestly post the fiscal and monetary stimulus, we are continuing to add fixed-for-life securities of high quality companies with yields approaching 6%. While the risks to the economy are novel, and the success of the virus containment strategy has not fully played out, the government stimulus measures should help build a bridge for consumers and businesses to the other side. In our view, banks, which represent 60% of the universe, are well-positioned headed into this downturn, with significant capital and liquidity buffers.

86	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Preferred Securities and Income Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	Since Inception†
AllianzGI Preferred Securities and Income Fund Class P	–13.78%	–8.02%	–2.34%
AllianzGI Preferred Securities and Income Fund Institutional Class	–13.64%	–7.89%	–2.25%
AllianzGI Preferred Securities and Income Fund Class R6	–13.68%	–7.93%	–2.24%
ICE BofA Fixed Rate Preferred Securities Index USD Hedged	–7.00%	–1.27%	1.96%
S&P 500 Financials Index Total Return in USD	–24.80%	–17.15%	–11.85%
Lipper Flexible Income Funds Average	–10.07%	–5.49%	–1.73%

* Cumulative return

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 1.69% for Class P shares, 1.91% for Institutional Class shares and 1.70% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.60% for Class P shares, 0.55% for Institutional Class shares and 0.50% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Industry Allocation (as of March 31, 2020)

Banks	47.6%

Insurance	20.5%

Pipelines	7.4%

Diversified Financial Services	3.2%

Electric Utilities	2.8%

Consumer Finance	2.7%

Miscellaneous Manufacturing	2.7%

Telecommunications	2.2%

Other	4.8%

Cash & Equivalents-Net	6.1%

Credit Ratings* (as of March 31, 2020)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

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Unaudited

AllianzGI Preferred Securities and Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$ 862.20	$ 863.60	$ 863.20

Expenses Paid During Period	$ 2.79	$ 2.56	$ 2.33

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,022.00	$1,022.25	$1,022.50

Expenses Paid During Period	$ 3.03	$ 2.78	$ 2.53

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.60% for Class P, 0.55% for Institutional Class and 0.50% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI Short Duration High Income Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Short Duration High Income Fund (the “Fund”) returned -10.90% underperforming the ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index (the “benchmark”), which returned -6.43%.

Market Overview

Risk assets gained over the fourth quarter through January before selling off aggressively in late February 2020 as the COVID-19 global outbreak intensified. The short-term trajectory of the global economy and corporate profitability became highly uncertain.

The US Federal Reserve’s (the “Fed’s”) response to these events was extraordinary in terms of its swiftness, scope, and willingness to do more. The fiscal response was also immediate with President Trump signing into law three bills including the $2.2 trillion Coronavirus Aid, Relief & Security Act to help support the economy.

Most first-quarter 2020 US economic statistics did not reflect real-time developments of the COVID-19 pandemic and therefore were largely irrelevant. However, data released closer to the end of March began to show a dramatic tick lower in activity. In a matter of weeks the US economy went from record low unemployment to millions in initial jobless claims.

Fourth-quarter 2019 financial results and the majority of management outlooks reflected strong fundamentals, healthy balance sheets and ample liquidity exiting 2019. These data points had less utility as the first quarter progressed. The supply-side shock and demand disruption due to travel restrictions, lockdowns and other directives to contain the spread of the virus and avoid overloading the healthcare system significantly altered the near-term path for earnings and sales. By the end of the first quarter, most companies were highly focused on cash management and liquidity, accessing lines of credit, controlling variable costs, deferring capital investment and suspending dividends and share repurchases.

We believe that aggressive rate cuts, the reinstatement of bond-buying programs and “safe haven” demand caused the US Treasury yield curve to compress and steepen sharply over the period.

Performance dispersion among credit ratings widened in the period after the lowest-rated issues dropped significantly in March 2020. The highest-quality credits benefited from a flight-to-quality rotation and falling interest rates during the selloff.

Despite a dormant March 2020, high-yield new issuance was elevated in the first quarter. The trailing 12-month default rates on an issuer-weighted basis and a dollar-weighted basis were 2.82% and 3.35%, respectively, at period-end.

Portfolio Review

The Fund was lower alongside the broad high-yield market and trailed the benchmark return over the six-month period.

The Fund was not immune to the indiscriminate selling on the back of forced market redemptions during the month of March. Historically, the Fund withstood episodes of heavy broad-market selling pressure due to its higher-quality bias and liquidity focus. However, in March 2020 these defensive characteristics were specifically sought out by broad high-yield fund managers targeting higher-quality issues for liquidity.

Nearly all industries were negatively impacted—directly or indirectly—by COVID-19. Industry exposure that benefited performance in the period was limited to metals/mining excluding steel, support-services and telecommunications-wireless. Conversely, industry exposure that detracted from performance in the period included retail, energy and financial services.

Outlook

We believe the near-term outlook for the global economy and corporate profitability is highly uncertain and evolving due to the headwinds associated with the COVID-19 outbreak. The situation continues to move very rapidly and requires close monitoring, especially in light of the massive confluence of central bank intervention and government stimulus.

While the duration and severity of the economic downturn are unknown, the extraordinary monetary and fiscal policy measures instituted by the Fed and the US government aim to not only help stabilize financial markets but also accelerate the recovery and set the stage for the Great Restart.

In our view, upcoming economic reports should reflect materially slower activity resulting from the government-imposed shutdown. Data points are unlikely to rebound in the short term. First-quarter corporate earnings are likely to come in below expectations and most outlooks are expected to be downbeat with reduced visibility.

The COVID-19 pandemic is expected to impact all high-yield issuers and cause defaults to increase. However, the asset class remains well diversified across many industries. Healthcare, energy, telecommunications, cable & satellite TV and technology are among the top industries in the universe. Few industries have greater than 10% market exposure and none exceed 12% (at quarter-end). Energy industry issuers are likely to face a higher rate of default, but risk should be concentrated in the most distressed credits within the exploration & production (“E&P”) and oil field equipment & services subindustries.

While the near-term outlook for the high-yield asset class is less certain, we believe the intermediate- and long-term outlooks are constructive. In our view, the Fed and fiscal response to support the orderly flow and stabilization of credit continues to work with further evidence of healing in the investment grade and high-yield markets. It appears that opportunities may exist for those with capital to invest currently at discounts to par in high yield. With a spread of 877 basis points and a yield greater than 9% at period-end it is difficult to identify a better risk/reward option in fixed income. We believe that US high-yield bonds are attractive on an absolute return basis, can provide better downside protection than equities and offer a very compelling yield opportunity compared to negative and depressed yields globally.

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AllianzGI Short Duration High Income Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	–10.90%	–8.16%	0.92%	2.91%
AllianzGI Short Duration High Income Fund Class A (adjusted)	–12.90%	–10.23%	0.47%	2.63%
AllianzGI Short Duration High Income Fund Class C	–11.01%	–8.42%	0.66%	2.60%
AllianzGI Short Duration High Income Fund Class C (adjusted)	–11.88%	–9.29%	0.66%	2.60%
AllianzGI Short Duration High Income Fund Class P	–10.70%	–7.92%	1.17%	3.12%
AllianzGI Short Duration High Income Fund Institutional Class	–10.72%	–7.90%	1.21%	3.19%
AllianzGI Short Duration High Income Fund Class R6	–10.69%	–7.86%	1.26%	3.23%
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index	–6.43%	–3.40%	2.63%	4.26%
Lipper Short High Yield Funds Average	–9.05%	–6.71%	1.09%	2.85%

* Cumulative return

† The Fund began operations on October 3, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 0.88% for Class A shares, 1.14% for Class C shares, 0.65% for Class P shares, 0.63% for Institutional Class shares and 0.57% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 0.86% for Class A shares, 1.11% for Class C shares, 0.65% for Class P shares, 0.60% for Institutional Class shares and 0.55% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Industry Allocation (as of March 31, 2020)

Oil, Gas & Consumable Fuels	10.0%

Pipelines	8.6%

Retail	7.8%

Commercial Services & Supplies	7.7%

Diversified Financial Services	7.3%

Real Estate	7.0%

Media	6.4%

Distribution/Wholesale	5.6%

Other	35.8%

Cash & Equivalents — Net	3.8%

90	March 31, 2020 |	Semiannual Report

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

S&P Ratings* (as of March 31, 2020)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$ 891.00	$ 889.90	$ 893.00	$ 892.80	$ 893.10

Expenses Paid During Period	$ 4.07	$ 5.29	$ 2.93	$ 2.89	$ 2.60

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,020.70	$1,019.40	$1,021.90	$1,021.95	$1,022.25

Expenses Paid During Period	$ 4.34	$ 5.65	$ 3.13	$ 3.08	$ 2.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.86% for Class A, 1.12% for Class C, 0.62% for Class P, 0.61% for Institutional Class and 0.55% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI Short Term Bond Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Short Term Bond Fund (the “Fund”) returned -2.24%, underperforming the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index (the “benchmark”), which returned 2.29%.

Market Overview

Short-maturity US Treasuries produced a positive return in the reporting period, while sort-maturity investment grade corporates finished lower but held up much better than longer dated credit.

Corporate credit was firm before selling off aggressively in late February 2020 as the COVID-19 global outbreak intensified. The short-term trajectory of the global economy and corporate profitability became highly uncertain. This uncertainty led to indiscriminate selling pressure across most US asset classes and created dislocations in credit markets.

The US Federal Reserve’s (the “Fed’s”) response to these events was extraordinary in terms of its swiftness, scope, and willingness to do more. The impact of these initiatives was immediate with US investment grade corporate new issuance setting a monthly record in March. The fiscal response was also swift with President Trump signing into law three bills including the $2.2 trillion Coronavirus Aid, Relief & Security Act to help support the economy.

Most first-quarter 2020 US economic statistics did not reflect real-time developments of the COVID-19 pandemic and therefore were largely irrelevant. However, data released closer to the end of March began to show a dramatic tick lower in activity. In a matter of weeks the US economy went from record low unemployment to millions in initial jobless claims.

Fourth-quarter 2019 financial results and the majority of management outlooks reflected strong fundamentals, healthy balance sheets and ample liquidity exiting 2019. These data points had less utility as the first quarter progressed. The supply-side shock and demand disruption due to travel restrictions, lockdowns and other directives to contain the spread of the virus and avoid overloading the healthcare system significantly altered the near-term path for earnings and sales. By the end of the first quarter 2020, most companies were highly focused on cash management and liquidity, accessing lines of credit, controlling variable costs, deferring capital investment and suspending dividends and share repurchases.

We believe that aggressive rate cuts, the reinstatement of bond-buying programs and “safe haven” demand caused the US Treasury yield curve to compress and steepen sharply over the period.

Portfolio Review

The Fund held up better than the broad investment grade corporate bond market but underperformed its benchmark.

The strongest-performing sectors within the Fund were treasuries and government-sponsored enterprise holdings followed by select corporate bond issues. Conversely, high-yield credit exposure detracted the most from performance.

Within corporate credit, industries that contributed the most to portfolio performance were basic industry & real estate, gaming and healthcare. Conversely, the industries that detracted the most from performance in the period were financial services, support-services and hotels.

Outlook

We believe the near-term outlook for the global economy and corporate profitability is highly uncertain and evolving due to the headwinds associated with COVID-19 outbreak. The situation continues to move very rapidly and requires close monitoring, especially in light of the massive confluence of central bank intervention and government stimulus.

While the duration and severity of the economic downturn are unknown, the extraordinary monetary and fiscal policy measures instituted by the Fed and the US government aim to not only help stabilize financial markets but also accelerate the recovery and set the stage for the “Great Restart”.

In our view, upcoming economic reports should reflect materially slower activity resulting from the government-imposed shutdown. We believe that data points are unlikely to rebound in the short term. First-quarter 2020 corporate earnings are likely to come in below expectations and most outlooks are expected to be downbeat with reduced visibility.

We believe the Fed and fiscal response to support the orderly flow and stabilization of credit continues to work with further evidence of healing in the investment grade and non-investment grade corporate bond markets.

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Unaudited

AllianzGI Short Term Bond Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	Since Inception†
AllianzGI Short Term Bond Fund Class A	–2.24%	0.45%	2.08%
AllianzGI Short Term Bond Fund Class A (adjusted)	–4.44%	–1.81%	0.64%
AllianzGI Short Term Bond Fund Class P	–2.14%	0.61%	2.26%
AllianzGI Short Term Bond Fund Institutional Class	–2.04%	0.77%	2.39%
Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	2.29%	4.53%	4.30%
Lipper Short Investment Grade Debt Funds Average	–2.03%	0.12%	1.37%

* Cumulative return

† The Fund began operations on August 23, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on August 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 2.81% for Class A shares, 22.10% for Class P shares and 2.38% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.64% for Class A shares, 0.49% for Class P shares, 0.39% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Asset Allocation (as of March 31, 2020)

Corporate Bonds & Notes	74.5%

U.S. Treasury Obligations	4.8%

U.S. Government Agency Securities	2.7%

Cash & Equivalents — Net	18.0%

Credit Ratings* (as of March 31, 2020)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

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AllianzGI Short Term Bond Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$977.60	$978.60	$979.60

Expenses Paid During Period	$ 3.16	$ 2.42	$ 1.93

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,021.80	$1,022.55	$1,023.05

Expenses Paid During Period	$ 3.23	$ 2.48	$ 1.97

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.64% for Class A , 0.49% for Class P and 0.39% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI Structured Return Fund

For the period of October 1, 2019 through March 31, 2020, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Structured Return Fund returned -32.96%, underperforming the ICE BofA 3-Month U.S. Treasury Bill Index (the “benchmark”), which returned 1.04%

Market Overview

The Fund underperformed for the six-month period ended March 31, 2020 as a result of extremely challenging market conditions due, in part, to the novel coronavirus outbreak (“COVID-19”). The equity declines and implied volatility increases during this period were more extreme than many historical precedents, which had a significant impact on the performance of the Fund’s option portfolio.

Portfolio Review

This year’s 30% drop in the S&P 500 Index happened in just 22 trading days, instead of the many months a similar decline took during the global financial crisis that began in 2008. This combination of extremely high market volatility coupled with significant drops in market valuations had a particularly large impact on the option positions held by the Fund. During this market turmoil, we sought to de-risk the portfolio, primarily through closing out many short put positions.

Heading into the market decline, the Fund had in-place a ladder of hedging positions that was very much in line with what was in place during prior market events, including 2015 and 2018. A key feature of the Fund is that it is a net buyer of long puts. That is consistent with our historical approach and was true as well for this period. The Fund held approximately 1.8 times more long puts than short puts. We also had structured a layer of long puts slightly out of the money that were paired with an equal number of short puts as part of the strategy’s low volatility configuration spreads.

The market decline was a multi-week move which, as compared with a one-day shock scenario, has real implications on the price appreciation that the deep-out-of-the-money long puts typically held by the Fund are able to provide. The Fund is designed to navigate a multi-week move via its restructuring process, under which, in more typical circumstances, we address the existing short option positions while often relying on cost offsets from the existing long puts. Unfortunately, under the recent circumstances, a historic level of steepness of the inversion in the volatility term structure prevented many of the Fund’s existing long puts from providing as much benefit as reasonably expected. This steepness reduced the price appreciation of the existing layer of long puts, reducing our ability to harvest gains on the long puts that we could in turn use to cover short put exposure, as the strategy often has done in severe market corrections.

In addition, in late February we shifted certain out-of-the-money puts deeper out of the money in order to widen some of the short puts, a strategy that had worked well in prior market deteriorations. However, in this instance the market unpredictably continued to decline beyond the shifted positioning.

In light of these largely unprecedented market dynamics, we began restructuring the various put positions in advance of the index reaching the strike prices for those puts, and restructured the various put positions with wider extensions than in past market dislocations. Soon after, we began de-risking, i.e., covering short puts without relayering any new positions. But the daily market moves, many of which ranged between -7% and -12%, made it extremely difficult to implement all of these trades and to mitigate realized costs. Unlike in prior dislocations, in this particular case the speed of the market moves was too severe.

Outlook

While markets may remain challenging, we believe that a high-volatility environment is a favorable one for the Fund’s option portfolio when constructing new positions. Since the underperformance of the first quarter has been realized, the mark-to-market snapback we have frequently delivered in the past is not applicable in this case. That said, any continued future high volatility could potentially position the Fund not only to better navigate large index swings in either direction, but also to pursue an accelerated performance recovery.

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AllianzGI Structured Return Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Structured Return Fund Class A	–32.96%	–31.27%	–4.80%	–1.74%
AllianzGI Structured Return Fund Class A (adjusted)	–36.65%	–35.05%	–5.87%	–2.50%
AllianzGI Structured Return Fund Class C	–33.22%	–31.77%	–5.52%	–2.49%
AllianzGI Structured Return Fund Class C (adjusted)	–33.87%	–32.43%	–5.52%	–2.49%
AllianzGI Structured Return Fund Class P	–32.91%	–31.13%	–4.62%	–1.56%
AllianzGI Structured Return Fund Institutional Class	–32.84%	–31.02%	–4.53%	–1.48%
AllianzGI Structured Return Fund Class R6	–32.91%	–31.08%	–4.50%	–1.42%
ICE BofA 3-Month U.S. Treasury Bill Index	1.04%	2.25%	1.19%	0.83%
Lipper Absolute Return Funds Average	–5.75%	–3.90%	0.13%	1.82%

* Cumulative return

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.10% for Class A shares, 1.88% for Class C shares, 0.88% for Class P shares, 0.82% for Institutional Class shares and 0.75% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 1.05% for Class A shares, 1.81% for Class C shares, 0.82% for Class P shares, 0.77% for Institutional Class shares and 0.74% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Asset Allocation (as of March 31, 2020)

Exchange-Traded Funds	86.0%

Cash & Equivalents — Net	14.0%

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AllianzGI Structured Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$670.40	$667.80	$670.90	$671.60	$670.90

Expenses Paid During Period	$ 4.30	$ 7.42	$ 3.34	$ 3.09	$ 2.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,019.85	$1,016.10	$1,021.00	$1,021.30	$1,021.45

Expenses Paid During Period	$ 5.20	$ 8.97	$ 4.04	$ 3.74	$ 3.59

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.03% for Class A, 1.78% for Class C, 0.80% for Class P, 0.74% for Institutional Class and 0.71% for Class R6), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Unaudited

AllianzGI U.S. Equity Hedged Fund*

For the period of October 1, 2019 through March 31, 2020, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned -9.44%, outperforming the S&P 500 Index (the “benchmark”), which returned -12.31%.

Portfolio Review

The equity declines and implied volatility increases experienced during the first quarter were more extreme than many historical precedents. The 30% drop in the benchmark at the start of this year happened in just 22 trading days, instead of the many months a similar decline took in 2008. The Fund’s long put positions, laddered into the portfolio with a one-year duration at position inception, helped cushion the severe equity market declines. Additionally, the Fund’s short call positions, designed to help offset the costs associated with the portfolio’s hedging positions, were successfully held to expiration.

The benchmark declined 8.23% and 12.35% in February and March 2020, respectively, as fears surrounding the impact of the coronavirus pandemic escalated. The Fund was able to mitigate some of these losses, returning -6.71% and -8.17% for the two months, respectively. For the quarter, the benchmark finished down 19.60%, while the Fund returned -14.65%, helping to smooth downside equity market volatility.

Outlook

Looking ahead, we believe the Fund is well positioned to help smooth potential future equity market volatility, while continually mitigating downside risk. Regardless of the future market environment, we believe the fund has been positioned to buffer against severe equity market declines, and smooth equity market volatility over time.

* Effective on or about June 11, 2020, the AllianzGI U.S. Equity Hedged Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of June 4, 2020, shares of the Fund will no longer be available for purchase or exchange. Please see the Fund’s statutory prospectus for more information.

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	–9.44%	–5.19%	1.77%	4.34%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	–14.42%	–10.41%	0.62%	3.54%
AllianzGI U.S. Equity Hedged Fund Class C	–9.80%	–5.88%	1.01%	3.57%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	–10.70%	–6.82%	1.01%	3.57%
AllianzGI U.S. Equity Hedged Fund Class P	–9.40%	–5.05%	1.90%	4.49%
AllianzGI U.S. Equity Hedged Fund Institutional Class	–9.36%	–4.92%	2.02%	4.60%
S&P 500 Index	–12.31%	–6.98%	6.73%	10.90%
Lipper Alternative Long/Short Equity Funds Average	–10.94%	–9.19%	0.48%	2.95%

* Cumulative return

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 10.12% for Class A shares, 10.91% for Class C shares, 9.88% for Class P shares and 9.80% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 1.34% for Class A shares, 2.09% for Class C shares, 1.19% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Asset Allocation (as of March 31, 2020)

Exchange-Traded Funds	91.4%

Cash & Equivalents — Net	8.6%

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$ 905.60	$ 902.00	$ 906.00	$ 906.40

Expenses Paid During Period	$ 5.96	$ 9.51	$ 5.24	$ 4.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,018.75	$1,015.00	$1,019.50	$1,020.00

Expenses Paid During Period	$ 6.31	$ 10.08	$ 5.55	$ 5.05

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Unaudited

AllianzGI Ultra Micro Cap Fund*

For the period of October 1, 2019 through March 31, 2020, as provided by Steve Klopukh, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned -17.85%, underperforming the Russell Microcap Growth Index (the “benchmark”), which returned -13.61%.

Market Overview

It was a volatile period for US equities. In the fourth quarter of 2019, US equities surged, as risk appetite was boosted by the agreement of a “phase one” trade deal between the US and China and better-than-expected corporate earnings. In the first quarter of 2020, US stocks sold off sharply alongside the escalating novel coronavirus outbreak (“COVID-19”). As the US and rest of the world experienced an accelerating spread of the outbreak, governments in response issued lockdowns and travel restrictions to control the spread of the virus. Against this market backdrop, the Russell Microcap Index returned -22.84% and outperformed the Russell 2000 Index by 0.88%. Within the micro-cap universe, growth stocks outperformed value.

Portfolio Review

The Fund underperformed its benchmark over the reporting period. From an attribution perspective, security selection was the primary driver for the underperformance while asset weightings had a slightly positive effect. Stock picking contributed from the communication services, consumer staples and information technology sectors. Conversely, negative security selection in the health care, industrials and financials sectors was offsetting.

A top contributor, ACM Research, Inc. is a semiconductor equipment manufacturer with a focus on water cleaning applications. The stock benefitted from delivering solid quarterly results with multi-quarter visibility amid a challenging environment. The largest absolute detractor was Century Casinos, Inc., a casino and gaming operator. The stock was challenged as the company announced temporary casino closures amid the COVID-19 situation.

Outlook

We believe that the advent of COVID-19 significantly changed the growth trajectory of the US economy, from slow growth to contractionary conditions. The draconian social distancing measures resulted in significant business disruptions and revenue drop-offs for many industries. The equity market sell-off reflected the unknown duration and correction in company earnings.

In late March 2020, equity market valuations reached levels close to past market troughs. Moreover, equity valuation spreads (cheapest valuation quintile vs long term averages) gapped out to 4.5 standard deviation levels, signifying an aggressive move to safe haven equities. It is important to highlight that valuation spreads in 2008 took 5 months to move from a standard deviation of 3.5 to 4.5. In this market environment, it took only a few weeks to traverse the same distance, representing extreme investor risk aversion.

Lastly, looking back at previous periods of extreme volatility, equities have historically outperformed in the following period. Since 1990, there have been 8 times when the CBOE Volatility Index (“VIX Index”) spiked above 40, including the recent COVID-19 sell off. For both 1 year returns that followed these periods, equities have on average generated positive returns, including small caps. Further, small caps valuations continues to trade at a discount relative to large cap stocks that has not been seen since the early 2000s, which was the start of a multi-year outperformance cycle of small caps above large caps.

* Effective on or about June 26, 2020, the AllianzGI Ultra Micro Cap Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of June 19, 2020, shares of the Fund will no longer be available for purchase or exchange. Please see the Fund’s statutory prospectus for more information.

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Unaudited

AllianzGI Ultra Micro Cap Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	–17.85%	–23.48%	–4.81%	7.34%	6.56%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	–22.37%	–27.69%	–5.88%	6.74%	6.07%
AllianzGI Ultra Micro Cap Fund Class P	–17.85%	–23.43%	–4.56%	7.60%	6.83%
AllianzGI Ultra Micro Cap Fund Institutional Class	–17.85%	–23.35%	–4.56%	7.63%	6.87%
Russell Microcap Growth Index	–13.61%	–21.96%	–2.49%	6.65%	4.74%
Lipper Small-Cap Growth Funds Average	–16.71%	–16.89%	3.05%	9.06%	7.10%

* Cumulative return

† The Fund began operations on January 28, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 2.36% for Class A shares, 2.06% for Class P shares and 2.05% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.56% for Class A share, 1.52% for Class P shares and 1.49% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2020

Industry Allocation (as of March 31, 2020)

Biotechnology	16.3%

Healthcare Equipment & Supplies	15.6%

Software	8.7%

Healthcare Providers & Services	7.6%

Semiconductors & Semiconductor Equipment	5.1%

Healthcare Technology	4.7%

Banks	4.7%

Life Sciences Tools & Services	4.1%

Other	31.5%

Cash & Equivalents — Net	1.7%

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AllianzGI Ultra Micro Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$ 821.50	$ 821.50	$ 821.50

Expenses Paid During Period	$ 7.10	$ 6.92	$ 6.79

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,017.20	$1,017.40	$1,017.55

Expenses Paid During Period	$ 7.87	$ 7.67	$ 7.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.56% for Class A, 1.52% for Class P and 1.49% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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AllianzGI Water Fund (formerly AllianzGI Global Water Fund)*

For the period of October 1, 2019 through March 31, 2020, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Water Fund (the “Fund”) returned -10.89%, outperforming the S&P Global Water Index (the “benchmark”), which returned -11.29%.

Market Overview

In the fourth quarter of 2019, global equities surged, with many markets closing the year at or near fresh/multi-month highs. The rally meant many equity markets recorded their strongest annual gains in several years. Sentiment was lifted by the agreement of a “phase one” trade deal between the US and China, better-than-expected third-quarter corporate earnings, further central bank easing and signs that the worst of the slowdown in the global economy may be over. A pick-up in corporate activity also lifted stocks. In addition, the Conservative Party’s decisive victory in the UK general election provided some clarity on Brexit. The “risk on” environment favored emerging markets over developed ones. At a sector level, health care and technology stocks led the advance, while the consumer staples, real estate and utilities sectors underperformed amid a rotation out of higher yielding, defensive assets.

After a steady start to 2020, global equities changed direction in mid-February amid growing evidence that the COVID-19 outbreak was spreading beyond China. The extended factory shutdowns in China also started to impact the global supply chain. The sell-off gathered pace as the quarter progressed, with a growing number of countries employing travel restrictions and draconian quarantine measures to try to control the spread of the virus and avoid overloading health care systems. As fears increased that the global economy was heading for a severe recession, most markets entered an official bear market, defined as a retreat of at least 20% from a recent peak. The steep decline meant that global equities suffered their worst quarter since the 2008 financial crisis.

All sectors registered steep declines, with companies suspending dividends and share buyback programs in response to the financial tensions amid the quarantines. Meanwhile, energy stocks almost halved in value as a price war between Russia and Saudi Arabia caused oil prices to hit an 18-year low. Industrial companies also performed poorly as airlines were forced to ground their fleets and factories shut, while falling bond yields hit banks’ profit margins. In contrast, health care and consumer staples stocks held up the best, while utility companies were supported by their defensive characteristics. Additionally, technology companies, providers of online content and e-retailers fared relatively well as a growing number of people were forced to stay at home.

Portfolio Review

Over the past 6 months, water related investments delivered strong returns despite market turmoil. Water utilities have once again demonstrated the resilience of the water theme, outperforming their sector peers even during the COVID-19 market pull back.

The concentration of opportunities within the utility sector was particularly supportive as investors sought safety in more defensively oriented sectors. In addition, the market recognized the secular support for the theme and the long-term drivers, which remain in place despite short to medium demand shifts resulting from COVID-19.

The Fund outperformed its benchmark during the six-month period, which was largely driven by sector allocation, particularly the Fund’s overweight in healthcare and underweight in the industrial sector. The Fund’s stock selection was negative, with picks in information technology and utilities hurting the most.

Due to the current market pullback, the Fund’s focus is on pure play companies with significant revenue exposure to water investments. The Fund not holding Aalberts NV, a technology company that helps to enhance building and project efficiencies, and Conway Co, a company with little exposure to the water space were its largest active contributors. The Fund holding Thermo Fisher Scientific, and being overweight in Pennon Group and American Water Works Co. also contributed to active returns. Thermo Fisher Scientific is a healthcare company that manufactures scientific instruments, consumables and chemicals. They also develop environmental control measurement technology that is used for water, soil and air. In this market pullback, Thermo Fisher is rather insulated as pharma has held up well during the pandemic. In response to the COVID-19 outbreak, Thermo Fisher has mobilized support through its products that help analyze, diagnose and protect people from the virus. Pennon Group, a UK based water utility, and American Water Works, a US based water utility both benefited from risk off sentiment and the stable nature of their regulated water businesses. More specifically, Pennon Group rallied after it announced the sale of its waste business at an attractive valuation, supporting the overall valuation of the stock. The company is now increasingly attractive given the stable nature of its water business. American Water Works continues to have structural support as seen by the recent $2 trillion infrastructure bill currently being discussed by congress.

In contrast, the Fund holding Itron and SABESP and not holding Algonquin Power Utilities Corp were the largest absolute detractors from results. Itron Inc provides solutions that measure, manage and analyze energy and water usage. While year-to-date, the security is down, we believe that it continues to be a solid long-term investment. Recently it announced a partnership with Panasonic to deliver smart metering solutions in Japan. Like many other countries, Japan has mandated the adoption of smart meters over the next 10 years to help manage utility supply and demand, and Itron is well positioned to capitalize on this trend. SABESB supplies water to the state of Parana in Brazil. This Brazilian utility was challenged due to declining commodity prices affecting the prospects for the Brazilian economy, as well as fears that the government would delay the regulation encouraging the privatization of water assets. We see this as a short-term setback with valuations becoming increasingly attractive as the long-term drivers remain unchanged. The index also holds Algonquin Power Utilities which operates outside the water utility business. As we choose to invest in utilities that mainly focus on water, we have not included Algonquin Power in the Fund. Other detractors to the Fund’s results were underweights in United Utilities Group and Severn Trent. Both are water-based utility companies that operate in the United Kingdom. In a bear market, utilities tend to do better due to their stable business nature. With that being said, the Fund maintains its underweight positions for both due to the uncertainty around what it means to have a nationalized utility.

* Effective February 1, 2020, the Fund changed its name from “AllianzGI Global Water Fund” to “AllianzGI Water Fund”.

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AllianzGI Water Fund (formerly AllianzGI Global Water Fund) (cont’d)

Outlook

The current social and economic crisis creates a challenging environment for investing, as the implications on human lives, as well global economies, are difficult to assess. This is further exacerbated by the daily variability of news, assumptions and signals that we are all closely monitoring.

In these conditions, however, we remain committed to the water theme and its long-term solutions, as the basic need for water access, safety of water resources and efficient use of this precious resource remain strong drivers for the businesses we invest in.

The global water strategy has historically been an attractive asset and we believe continues to be an attractive asset in spite of the uncertainty due to the global economic impacts of COVID-19 and recent oil price moves. The markets continue to be volatile. During this time, the water theme remains unchanged as the investment needs continue to be supported by significant secular drivers, supporting the outlook for sustainable growth. We have seen the strategy hold up during this time of uncertainty, and we believe the outlook continues to be equally attractive. In our view, the defensive nature of some of the investments offers a downside cushion during this time of uncertainty, while the portfolio also remains positioned to capture growth opportunities stemming from increasing spending and innovation needs in the water space. We will continue to monitor the effect of the human and economic activity in months to come, assessing the economic impact and the market moves. We remain convinced that the water theme offers an attractive diversification opportunity during this transient volatile time.

Adequate water infrastructure in developing countries continues to be an issue with population growth, industrial evolution and climate change further increasing the need for investments, with this current crisis only further emphasizing the need for clean water. We have begun to see developed nations like the United States make the very necessary investments. In developing regions, the attractive investment opportunity is anchored in the lack of adequate water infrastructure combined with rising living standards and growing income levels. In order for these nations to continue to progress, significant infrastructure investments are required. Given economic slowdown and low to negative interests rates globally, the prospects for infrastructure stimulus are increasingly attractive, with the US already proposing a $2 trillion in spending bill. Water quality is also under growing scrutiny, with emerging contaminants on the rise. The negative health consequences and moral and legal responsibility to deliver water of sufficient quality is driving up the demand for enhanced water monitoring and treatment solutions. The global pandemic emphasizes this need given the need for clean water to combat the spread of the virus.

In order to capitalize on these opportunities, we invest in companies that offer solutions to growing water scarcity issues. We believe these companies stand to benefit from the required investments in water infrastructure and resource management solutions. We seek to invest, under normal circumstances, at least 80% of the Fund’s net assets in equities that are substantially engaged in water-related activities. We target investments with the most attractive combination of alignment to the United National Sustainable Development Goals (SDGs) related to water resource management and clean water access, and high-quality companies with significant exposure to the water end markets. We believe this combination offers investors the most attractive and effective long-term exposure to the water theme.

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Water Fund Class A	–10.89%	–3.23%	4.37%	7.00%	4.28%
AllianzGI Water Fund Class A (adjusted)	–15.79%	–8.55%	3.19%	6.40%	3.79%
AllianzGI Water Fund Class C	–11.18%	–3.87%	3.59%	6.18%	3.49%
AllianzGI Water Fund Class C (adjusted)	–12.05%	–4.81%	3.59%	6.18%	3.49%
AllianzGI Water Fund Class P	–10.76%	–2.91%	4.65%	7.25%	4.53%
AllianzGI Water Fund Institutional Class	–10.73%	–2.91%	4.66%	7.31%	4.60%
S&P Global Water Index	–11.29%	–3.84%	6.01%	8.84%	6.27%
MSCI ACWI	–14.33%	–11.26%	2.85%	5.88%	3.81%
Lipper Global Natural Resources Funds Average	–29.25%	–32.23%	–8.97%	–5.15%	–7.16%

* Cumulative return

† The Fund began operations on March 31, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on March 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 107 and 108 for more information. The Fund’s gross expense ratios are 1.40% for Class A shares, 2.15% for Class C shares, 1.17% for Class P shares and 1.18% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.22% for Class A shares, 1.97% for Class C shares, 0.94% for Class P shares and 0.93% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

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AllianzGI Water Fund (formerly AllianzGI Global Water Fund) (cont’d)

Cumulative Returns Through March 31, 2020

Country /Location Allocation (as of March 31, 2020)

United States	57.1%

United Kingdom	14.1%

France	7.6%

Switzerland	5.9%

Sweden	3.5%

China	3.2%

Brazil	2.3%

Netherlands	1.5%

Other	2.6%

Cash & Equivalents — Net	2.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$891.10	$888.20	$892.40	$892.70

Expenses Paid During Period	$ 5.77	$ 9.30	$ 4.45	$ 4.40

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/20)	$1,018.90	$1,015.15	$1,020.30	$1,020.35

Expenses Paid During Period	$ 6.16	$ 9.92	$ 4.75	$ 4.70

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.22% for Class A, 1.97% for Class C, 0.94% for Class P and 0.93% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations and corporations. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

“Cash & Equivalents—Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, options purchased, options written and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts and swap agreements, as applicable.

Proxy Voting

The Funds’ Investment Manager has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes), on the Allianz Global Investors Distributors LLC’s website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-PORT

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-PORT for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-PORT, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Trust’s Statement of Additional Information. The Investment Manager will post each Fund’s holdings information on the Fund’s website at us.allianzgi.com. Each Fund’s website will contain a complete schedule of portfolio holdings as of the relevant month end. The information will be posted on the website approximately thirty (30) calendar days after the relevant month’s end. Portfolio holdings information for each Fund will remain accessible on its website until the Trust files its Form N-CSR, or Form N-PORT (for the last month of the Fund’s first or third fiscal quarters), with the SEC for the period that

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Important Information (cont’d)

includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of the portfolio holdings are subject to change without notice.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through March 31, 2020.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Credit ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality.

With respect to AllianzGI Core Bond Fund, AllianzGI Core Plus Bond Fund, AllianzGI Green Bond Fund, AllianzGI Floating Rate Note Fund and AllianzGI Preferred Securities and Income Fund, the presentation of credit ratings information in this report use the highest available rating provided by S&P, Moody’s or Fitch to ensure the quality of the portfolios.

With respect to AllianzGI Emerging Markets SRI Debt Fund, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. With respect to AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund, AllianzGI Short Duration High Income Fund and AllianzGI Short Term Bond Fund, presentations of credit ratings information in this report use ratings provided by S&P because of, among other reasons, the applicable portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the respective portfolios, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Funds also display S&P credit ratings information in materials provided in client presentations.

With respect to AllianzGI Global High Yield Fund, the presentation of credit ratings information in this report uses the lowest available rating provided by S&P, Moody’s or Fitch to ensure the most conservative presentation of the quality of the portfolio.

Except for the methodologies described above for AllianzGI Floating Rate Note Fund, AllianzGI Global High Yield Fund and AllianzGI Green Bond Fund, securities not rated by Moody’s or S&P, or securities that do not have a rating available from Moody’s or S&P are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s, S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return tables and Cumulative Returns charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark	The AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark each represents the performance of a custom blended index developed by AllianzGI U.S., it is comprised of three underlying indices: MSCI USA Index, MSCI ACWI ex USA Index and Bloomberg Barclays U.S. Aggregate Bond Index. The strategic weights to these indices reflect the glidepath which starts with a 93% weight to the Equity Indices, becoming more conservative to end 5 years past the target retirement date with 30% weight to the equity indices.

AllianzGI Multi Asset Income Strategic Benchmark	The AllianzGI Multi Asset Income Strategic Benchmark represents the performance of a custom blended index developed by the Manager, it is comprised of three underlying indices: 20% MSCI USA Index, 10% MSCI ACWI ex USA Index and 70% Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices.

Bloomberg Barclays U.S. Aggregate Bond Index	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Credit Index	The Bloomberg Barclays U.S. Credit Index is the credit component of the U.S. Government/Credit Index. It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays U.S. Government Bond Index	The Bloomberg Barclays U.S. Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented.

Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index is the 1-3 Year component of the U.S. Government/Credit Index. The Government Index includes treasuries and agencies. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays US Treasury US TIPS Index	The Bloomberg Barclays U.S. Treasury U.S. TIPS Index consists of Inflation-Protection securities issued by the U.S. Treasury.

Bloomberg Barclays U.S. Universal Bond Index	The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Dow Jones Sustainability World Total Return Composite Net Index	The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

ICE BofA 0-3 Month US Treasury Bill Index	The ICE BofA 0-3 Month US Treasury Bill Index is a subset of ICE BofA US Treasury Bill Index including all securities with a remaining term to final maturity less than 3 months.

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Index	Description
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index	The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA US Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

ICE BofA 3-Month U.S. Treasury Bill Index	The ICE BofA 3-Month U.S. Treasury Bill Index tracks the performance of the 3-month U.S. Treasury markets.

ICE BofA US Convertibles Index	The ICE BofA US Convertible Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

ICE BofA Fixed Rate Preferred Securities Index	The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market.

ICE BofA Global High Yield Constrained Index	The ICE BofA Global High Yield Constrained Index contains all securities in the ICE BofA Global High Yield Index USD but caps issuer exposure at 2%. The ICE BofA Global High Yield Index tracks the performance of below investment grade corporate debt publicly issued in the major domestic or eurobond markets.

ICE BofA Green Bond Index	The ICE BofA Green Bond Index tracks the performance of securities issued for qualified “green” purposes. Qualifying bonds must have a clearly designated use of proceeds that is solely applied toward projects or activities that promote climate change mitigation or adaptation or other environmental sustainability purposes.

ICE BofA High Yield Master II Index	The ICE BofA High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

ICE BofA US Treasury Bill Index	The ICE BofA US Treasury Bill Index tracks the performance of US dollar denominated US Treasury Bills publicly issued in the US domestic market.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)	The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

JP Morgan JESG Emerging Markets Bond Global Diversified Index JPM (JESG EMBI Global Diversified)	The JP Morgan JESG Emerging Markets Bond Global Diversified Index JPM (JESG EMBI Global Diversified) integrates environmental, social, and governance (ESG) factors to the baseline index (EMBI Global Diversified).

Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055

The Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055 Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a U.S. investor’s investment horizon until retirement. The moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.
MSCI ACWI ex USA Growth Index	The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

MSCI ACWI ex USA Index	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

110	March 31, 2020 |	Semiannual Report

Unaudited

Benchmark Descriptions (cont’d)

Index	Description
MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid-cap representation across the Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid-cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Small-Cap Index	The MSCI Emerging Markets Small-Cap Index includes small cap representation across Emerging Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments.

MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across Developed Markets countries (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country.

MSCI World High Dividend Yield Index	The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market.

S&P 500 Financials Index	The S&P 500 Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS® financials sector.

S&P 500 Index	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

S&P Global Water Index	The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

USD Overnight LIBOR	USD Overnight LIBOR (London Inter-Bank Offered Rate) Index is the average interest rate at which leading banks in London borrow U.S. dollar funds from one another with a maturity of one day (overnight).

Semiannual Report	| March 31, 2020	111

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Retirement 2020 Fund

	Shares	Value

Mutual Funds (a)—100.2%
AllianzGI Core Bond (c)	214,893	$3,317,950
AllianzGI Emerging Markets Small-Cap (b)	5,877	69,530
AllianzGI Global Dynamic Allocation (c)	508,247	7,984,568

Total Mutual Funds (cost—$12,494,066)		11,372,048

	Principal Amount (000s)	Value

Repurchase Agreements—1.9%
State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $219,000; collateralized by U.S. Treasury Notes, 2.75%, due 4/30/23, valued at $228,288 including accrued interest
(cost—$219,000)	$219	$219,000

Total Investments (cost—$12,713,066)—102.1%		11,591,048

Liabilities in excess of other assets (d)—(2.1)%		(239,919)

Net Assets—100.0%		$11,351,129

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	2	6/19/20		$—	(f)	$115	$(4,569)
E-mini S&P 500 Index	2	6/19/20		—	(f)	257	7,245

							$2,676

Short position contracts:
Mini MSCI Emerging Markets Index	(3)	6/19/20	$	(—	)(f)	$(126)	$(4,245)
MSCI EAFE Index	(4)	6/19/20		(—	)(f)	(312)	(30,649)

							$(34,894)

							$(32,218)

(e) At March 31, 2020, the Fund pledged $360,897 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

EAFE — Europe, Australasia and Far East

MSCI — Morgan Stanley Capital International

112	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Retirement 2025 Fund

	Shares	Value

Mutual Funds (a)—94.9%
AllianzGI Core Bond (c)	42,941	$663,003
AllianzGI Emerging Markets Small-Cap (b)	8,315	98,371
AllianzGI Global Dynamic Allocation (c)	946,020	14,861,966

Total Investments (cost—$17,991,221)—94.9%		15,623,340

Other assets less liabilities (d)—5.1%		836,867

Net Assets—100.0%		$16,460,207

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	2	6/19/20		$—	(f)	$115	$(4,569)
E-mini S&P 500 Index	5	6/19/20		—	(f)	642	27,736

							$23,167

Short position contracts:
Mini MSCI Emerging Markets Index	(7)	6/19/20	$	(—	)(f)	$(295)	$(9,905)
MSCI EAFE Index	(9)	6/19/20		(—	)(f)	(702)	(68,961)

							$(78,866)

							$(55,699)

(e) At March 31, 2020, the Fund pledged $984,296 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

EAFE — Europe, Australasia and Far East

MSCI — Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	113

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Retirement 2030 Fund

	Shares	Value

Mutual Funds (a)—96.7%
AllianzGI Best Styles Global Managed Volatility	27,422	$367,183
AllianzGI Best Styles U.S. Equity (c)	63,701	687,967
AllianzGI Global Dynamic Allocation (c)	1,277,690	20,072,511
AllianzGI Global Small-Cap Opportunities	7,570	88,340
AllianzGI International Growth	35,111	485,235
AllianzGI Mid-Cap (b)	33,604	128,704

Total Mutual Funds (cost—$25,332,904)		21,829,940

	Principal Amount (000s)	Value

Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $110,000; collateralized by U.S. Treasury Notes, 2.75%, due 4/30/23, valued at $114,144 including accrued interest
(cost—$110,000)	$110	$110,000

Total Investments (cost—$25,442,904)—97.2%		21,939,940

Other assets less liabilities (d)—2.8%		624,452

Net Assets—100.0%		$22,564,392

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	3	6/19/20		$—	(f)	$172	$(6,853)
E-mini S&P 500 Index	15	6/19/20		1		1,927	18,236

							$11,383

Short position contracts:
Mini MSCI Emerging Markets Index	(5)	6/19/20	$	(—	)(f)	$(211)	$(7,075)
MSCI EAFE Index	(12)	6/19/20		(1)		(935)	(91,947)

							$(99,022)

							$(87,639)

(e) At March 31, 2020, the Fund pledged $922,004 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

EAFE — Europe, Australasia and Far East

MSCI — Morgan Stanley Capital International

114	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Retirement 2035 Fund

	Shares	Value

Mutual Funds (a)—93.7%
AllianzGI Best Styles Global Managed Volatility	70,384	$942,446
AllianzGI Best Styles U.S. Equity (c)	176,640	1,907,716
AllianzGI Emerging Markets Small-Cap (b)	14,271	168,830
AllianzGI Focused Growth (c)	10,578	429,770
AllianzGI Global Dynamic Allocation (c)	751,466	11,805,537
AllianzGI Global Small-Cap Opportunities	20,459	238,761
AllianzGI International Growth	79,817	1,103,070
AllianzGI Mid-Cap (b)	106,116	406,424
AllianzGI Mid-Cap Value (c)	10,384	246,526
AllianzGI Small-Cap (c)	17,153	256,606

Total Mutual Funds (cost—$20,672,667)		17,505,686

	Principal Amount (000s)	Value

Repurchase Agreements—2.2%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $404,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $415,534 including accrued interest

(cost—$404,000)	$404	$404,000

Total Investments (cost—$21,076,667)—95.9%		17,909,686

Other assets less liabilities (d)—4.1%		759,927

Net Assets—100.0%		$18,669,613

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	3	6/19/20		$—	(f)	$172	$(6,853)
E-mini S&P 500 Index	13	6/19/20		1		1,670	48,138

							$41,285

Short position contracts:
Mini MSCI Emerging Markets Index	(3)	6/19/20	$	(—	)(f)	$(126)	$(4,245)
MSCI EAFE Index	(6)	6/19/20		(—	)(f)	(468)	(45,973)

							$(50,218)

							$(8,933)

(e) At March 31, 2020, the Fund pledged $904,218 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	115

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Retirement 2040 Fund

	Shares	Value

Mutual Funds (a)—96.5%
AllianzGI Best Styles Global Equity (c)	138,197	$1,424,808
AllianzGI Best Styles Global Managed Volatility	136,788	1,831,596
AllianzGI Best Styles U.S. Equity (c)	238,919	2,580,322
AllianzGI Emerging Markets Small-Cap (b)	17,363	205,405
AllianzGI Focused Growth (c)	14,935	606,814
AllianzGI Global Dynamic Allocation (c)	489,977	7,697,540
AllianzGI Global Small-Cap Opportunities	39,221	457,708
AllianzGI International Growth	145,274	2,007,684
AllianzGI Mid-Cap (b)	158,348	606,475
AllianzGI Mid-Cap Value (c)	19,524	463,495
AllianzGI Small-Cap (c)	25,894	387,380

Total Mutual Funds (cost—$21,806,250)		18,269,227

	Principal Amount (000s)	Value

Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $549,000; collateralized by U.S. Treasury Notes, 2.75%, due 4/30/23, valued at $565,285 including accrued interest
(cost—$549,000)	$549	$549,000

Total Investments (cost—$22,355,250)—99.4%		18,818,227

Other assets less liabilities (d)—0.6%		109,052

Net Assets—100.0%		$18,927,279

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	4	6/19/20		$—	(f)	$229	$(9,138)
E-mini S&P 500 Index	16	6/19/20		1		2,056	22,171

							$13,033

Short position contracts:
MSCI EAFE Index	(5)	6/19/20	$	(—	)(f)	$(390)	$(38,312)

							$(38,312)

							$(25,279)

(e) At March 31, 2020, the Fund pledged $1,044,286 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

116	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Retirement 2045 Fund

	Shares	Value

Mutual Funds (a)—92.5%
AllianzGI Best Styles Global Equity (c)	115,818	$1,194,078
AllianzGI Best Styles Global Managed Volatility	108,535	1,453,282
AllianzGI Best Styles U.S. Equity (c)	137,593	1,486,005
AllianzGI Emerging Markets Small-Cap (b)	9,643	114,076
AllianzGI Focused Growth (c)	11,172	453,899
AllianzGI Global Dynamic Allocation (c)	186,258	2,926,108
AllianzGI Global Small-Cap Opportunities	27,995	326,705
AllianzGI International Growth	101,618	1,404,359
AllianzGI Mid-Cap (b)	118,447	453,650
AllianzGI Mid-Cap Value (c)	12,380	293,894
AllianzGI Small-Cap (c)	21,153	316,444

Total Mutual Funds (cost—$12,476,193)		10,422,500

	Principal Amount (000s)	Value

Repurchase Agreements—1.3%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $147,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $152,538 including accrued interest

(cost—$147,000)	$147	$147,000

Total Investments (cost—$12,623,193)—93.8%		10,569,500

Other assets less liabilities (d)—6.2%		703,165

Net Assets—100.0%		$11,272,665

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)

Long position contracts:
E-mini Russell 2000 Index	2	6/19/20		$—	(f)	$115	$(4,569)
E-mini S&P 500 Index	8	6/19/20		—	(f)	1,028	(35,873)
MSCI Emerging Markets Index	3	6/19/20		—	(f)	126	4,380

							$(36,062)

Short position contracts:
MSCI EAFE Index	(3)	6/19/20	$	(—	)(f)	$(234)	$(22,987)

							$(59,049)

(e) At March 31, 2020, the Fund pledged $756,758 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	117

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Retirement 2050 Fund

	Shares	Value

Mutual Funds (a)—93.0%
AllianzGI Best Styles Global Equity (d)	197,112	$2,032,224
AllianzGI Best Styles Global Managed Volatility	145,270	1,945,163
AllianzGI Best Styles U.S. Equity (d)	259,450	2,802,064
AllianzGI Emerging Markets Small-Cap (b)	14,202	168,004
AllianzGI Focused Growth (d)	20,437	830,356
AllianzGI Global Dynamic Allocation (d)	197,273	3,099,153
AllianzGI Global Small-Cap Opportunities	39,687	463,144
AllianzGI International Growth (e)	146,242	2,021,068
AllianzGI Mid-Cap (b)	207,620	795,185
AllianzGI Mid-Cap Value (d)	28,568	678,201
AllianzGI Small-Cap (d)	34,372	514,199

Total Mutual Funds (cost—$18,566,290)		15,348,761

	Principal Amount (000s)	Value

Short-Term Investments—4.0%

U.S. Treasury Obligations (c)—3.0%
U.S. Treasury Bills, 1.506%-1.522%, 12/3/20 (cost—$494,962)	$500	$499,678

Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $166,000; collateralized by U.S. Treasury Notes, 2.75%, due 4/30/23, valued at $173,934 including accrued interest
(cost—$166,000)	166	166,000

Total Short-Term Investments (cost—$660,962)		665,678

Total Investments (cost—$19,227,252)—97.0%		16,014,439

Other assets less liabilities (f)—3.0%		500,798

Net Assets—100.0%		$16,515,237

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Rates reflect the effective yields at purchase date.

(d) Class R6 share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	3	6/19/20		$—	(h)	$172	$(6,853)
E-mini S&P 500 Index	14	6/19/20		1		1,799	(59,820)
Mini MSCI Emerging Markets Index	5	6/19/20		—	(h)	211	7,300

							$(59,373)

Short position contracts:
MSCI EAFE Index	(4)	6/19/20	$	(—	)(h)	$(312)	$(30,649)

							$(30,649)

							$(90,022)

(g) At March 31, 2020, the Fund pledged $1,015,098 in cash as collateral for futures contracts.

(h) Notional amount rounds to less than 500.

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

118	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Retirement 2055 Fund

	Shares	Value

Mutual Funds (a)—90.5%
AllianzGI Best Styles Global Equity (c)	90,280	$930,791
AllianzGI Best Styles Global Managed Volatility	72,801	974,807
AllianzGI Best Styles U.S. Equity (c)	103,656	1,119,482
AllianzGI Emerging Markets Small-Cap (b)	7,016	83,005
AllianzGI Focused Growth (c)	8,943	363,347
AllianzGI Global Dynamic Allocation (c)	95,759	1,504,378
AllianzGI Global Small-Cap Opportunities	20,290	236,779
AllianzGI International Growth	73,949	1,021,970
AllianzGI Mid-Cap (b)	94,741	362,860
AllianzGI Mid-Cap Value (c)	12,445	295,434
AllianzGI Small-Cap (c)	16,858	252,191

Total Mutual Funds (cost—$8,606,382)		7,145,044

	Principal Amount (000s)	Value

Repurchase Agreements—3.3%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $264,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $273,516 including accrued interest

(cost—$264,000)	$264	$264,000

Total Investments (cost—$8,870,382)—93.8%		7,409,044

Other assets less liabilities (d)—6.2%		493,498

Net Assets—100.0%		$7,902,542

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	2	6/19/20		$—	(f)	$115	$(4,569)
E-mini S&P 500 Index	6	6/19/20		—	(f)	771	(24,159)
MSCI EAFE Index	2	6/19/20		—	(f)	84	2,920

							$(25,808)

Short position contracts:
MSCI EAFE Index	(2)	6/19/20	$	(—	)(f)	$(156)	$(15,324)

							$(41,132)

(e) At March 31, 2020, the Fund pledged $571,157 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	119

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Multi Asset Income Fund

	Shares	Value

Mutual Funds (b)—79.7%
AllianzGI Emerging Markets SRI Debt (c)	502,007	$6,275,087
AllianzGI Floating Rate Note (c)	205,509	2,827,809
AllianzGI Global High Yield (c)	382,618	5,088,825
AllianzGI Preferred Securities & Income (d)	388,234	4,992,695
AllianzGI Short Duration High Income (d)	813,286	10,279,939
AllianzGI Short Term Bond (c)	412,791	6,047,394
PIMCO Preferred and Capital Security (c)	245,097	2,262,248
PIMCO Senior Floating Rate (c)	209,918	1,811,591

Total Mutual Funds (cost-$43,236,122)		39,585,588

Common Stock—14.9%

Equity Real Estate Investment Trusts (REITs)—5.9%
American Tower Corp.	765	166,579
Apple Hospitality REIT, Inc.	20,000	183,400
AvalonBay Communities, Inc.	1,388	204,272
Crown Castle International Corp.	1,200	173,280
Digital Realty Trust, Inc.	1,860	258,373
Gaming and Leisure Properties, Inc.	12,000	332,520
Iron Mountain, Inc.	5,520	131,376
Macerich Co.	12,700	71,501
Medical Properties Trust, Inc.	9,000	155,610
Park Hotels & Resorts, Inc.	10,000	79,100
Public Storage	1,200	238,332
Sabra Health Care REIT, Inc.	17,000	185,640
Service Properties Trust	24,273	131,074
STAG Industrial, Inc.	5,900	132,868
VEREIT, Inc.	18,932	92,577
Welltower, Inc.	4,369	200,013
WP Carey, Inc.	3,525	204,732

		2,941,247

Mortgage Real Estate Investment Trusts (REITs)—4.1%
AGNC Investment Corp.	33,000	349,140
Annaly Capital Management, Inc.	80,000	405,600
Chimera Investment Corp.	33,750	307,125
New Residential Investment Corp.	76,000	380,760
PennyMac Mortgage Investment Trust	30,000	318,600
Starwood Property Trust, Inc.	24,000	246,000

		2,007,225

Oil, Gas & Consumable Fuels—3.0%
Chevron Corp.	2,100	152,166
Enbridge, Inc.	5,805	168,867
Exxon Mobil Corp.	3,800	144,286
Inter Pipeline Ltd.	26,960	161,304
Kinder Morgan, Inc.	15,080	209,914
Marathon Petroleum Corp.	3,800	89,756
Targa Resources Corp.	7,500	51,825
Valero Energy Corp.	2,900	131,544
Williams Cos., Inc.	24,815	351,132

		1,460,794

Tobacco—1.9%
Altria Group, Inc.	10,940	423,050
British American Tobacco PLC	7,475	254,638
Japan Tobacco, Inc.	15,300	282,999

		960,687

Total Common Stock (cost—$9,544,819)		7,369,953

	Principal Amount (000s)	Value

Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $363,000; collateralized by U.S. Treasury Notes, 2.75%, due 4/30/23, valued at $375,045 including accrued interest
(cost-$363,000)	$363	$363,000

Total Investments (cost-$53,143,941) (a)—95.3%		47,318,541

Other assets less liabilities (e)—4.7%		2,329,760

Net Assets—100.0%		$49,648,301

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $537,637, representing 1.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated fund.

(c) Institutional Class share.

(d) Class R6 share.

120	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 100 Index	36	6/19/20		$2	$2,717	$242,550
Euro-Bund 10-Year Bond	40	6/8/20	EUR	4,000	6,239	(67,093)
Euro STOXX 50 Index	70	6/19/20		1	2,121	53,424
Mini MSCI Emerging Markets Index	23	6/19/20		$1	969	(19,235)
MSCI EAFE Index	17	6/19/20		1	1,559	(4,074)
United Kingdom Government 10-Year Gilt	35	6/26/20		3,500	5,921	161,145

						$366,717

Short position contracts:
Dow Jones U.S. Real Estate Index	(28)	6/19/20		$(3)	$(769)	$114,491

						$481,208

(f) At March 31, 2020, the Fund pledged $2,668,306 in cash as collateral for futures contracts.

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	121

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Best Styles Global Equity Fund

	Shares	Value

Common Stock—96.9%

Argentina—0.2%
MercadoLibre, Inc. (e)	453	$221,327

Australia—2.0%
Atlassian Corp. PLC, Class A (e)	1,480	203,145
Aurizon Holdings Ltd.	49,561	128,441
Austal Ltd.	76,795	138,695
BHP Group Ltd.	16,226	294,361
Coca-Cola Amatil Ltd.	24,982	134,835
CSL Ltd.	2,321	420,731
Flight Centre Travel Group Ltd. (c)(d)	7,755	48,960
Fortescue Metals Group Ltd.	22,423	137,413
Goodman Group REIT	28,717	210,486
IDP Education Ltd. (c)(d)	9,203	71,759
Jupiter Mines Ltd.	529,073	72,432
National Australia Bank Ltd.	26,057	267,289
Rio Tinto Ltd.	3,228	166,305
Select Harvests Ltd.	32,424	138,747
Sonic Healthcare Ltd.	11,436	171,881

		2,605,480

Austria—0.3%
BAWAG Group AG (a)	2,513	70,101
Erste Group Bank AG	5,707	104,482
OMV AG	3,468	94,908
Raiffeisen Bank International AG	8,987	129,271

		398,762

Belgium—0.1%
Aedifica S.A. REIT	1,483	153,937

Brazil—0.6%
Banco do Brasil S.A.	17,000	91,247
BB Seguridade Participacoes S.A.	12,900	61,693
BR Malls Participacoes S.A.	37,900	72,793
Cia Brasileira de Distribuicao	4,800	61,283
JBS S.A.	34,100	133,484
Vale S.A. (e)	23,000	191,309
WEG S.A.	22,900	147,948

		759,757

Canada—2.9%
B2Gold Corp.	39,461	119,451
Canadian Natural Resources Ltd.	32,744	447,895
Cascades, Inc.	9,141	81,647
Centerra Gold, Inc.	15,456	91,925
Cogeco Communications, Inc.	2,776	188,321
Exchange Income Corp.	5,352	67,504
Franco-Nevada Corp.	1,755	175,350
Genworth MI Canada, Inc.	2,204	48,973
George Weston Ltd.	3,930	281,017
IA Financial Corp., Inc.	3,432	107,889
Lundin Mining Corp.	73,635	276,792
Manulife Financial Corp.	26,904	337,806
Open Text Corp.	4,553	159,208
Power Corp. of Canada	18,353	295,255
Sun Life Financial, Inc.	6,472	208,191
Suncor Energy, Inc.	26,831	428,213
Toronto-Dominion Bank	10,506	446,652

		3,762,089

Chile—0.1%
Empresa Nacional de Telecomunicaciones S.A. (e)	16,150	68,253

	Shares	Value
Engie Energia Chile S.A.	59,381	$65,493

		133,746

China—5.4%
Alibaba Group Holding Ltd. ADR (e)	5,532	1,075,863
Autohome, Inc. ADR (e)	2,917	207,165
Baidu, Inc. ADR (e)	2,111	212,768
Bank of China Ltd., Class H	693,000	263,800
China Conch Venture Holdings Ltd.	33,500	148,572
China Construction Bank Corp., Class H	619,188	503,305
China Lumena New Materials Corp. (c)(d)(e)	1,505	—	†
China Minsheng Banking Corp., Ltd., Class H	140,000	103,550
China Mobile Ltd.	59,500	445,910
China Telecom Corp., Ltd., Class H	300,000	90,895
CITIC Ltd.	75,000	77,729
Country Garden Holdings Co., Ltd.	89,000	106,401
Country Garden Services Holdings Co., Ltd.	39,597	159,330
CSPC Pharmaceutical Group Ltd.	86,000	169,170
Industrial & Commercial Bank of China Ltd., Class H	496,000	338,361
JD.com, Inc. ADR (e)	5,382	217,971
Meituan Dianping, Class B (e)	16,500	196,701
Momo, Inc. ADR	6,935	150,420
NetEase, Inc. ADR	638	204,772
Ping An Insurance Group Co. of China Ltd., Class H	45,000	439,482
Postal Savings Bank of China Co., Ltd., Class H (a)	121,000	73,670
Shenzhen International Holdings Ltd.	47,000	85,239
Sinotruk Hong Kong Ltd.	41,500	68,169
SSY Group Ltd.	210,000	162,713
TAL Education Group ADR (e)	3,640	193,866
Tencent Holdings Ltd.	25,319	1,251,457
Yuexiu Transport Infrastructure Ltd.	116,000	70,202

		7,017,481

Colombia—0.1%
Corp. Financiera Colombiana S.A. (e)	14,883	94,457

Denmark—0.2%
Carlsberg A/S, Class B	2,778	312,746

France—4.5%
Amundi S.A. (a)	2,197	127,117
Atos SE	4,987	332,260
AXA S.A.	14,722	249,272
BNP Paribas S.A.	7,750	226,263
Cie Generale des Etablissements Michelin SCA	2,516	220,363
CNP Assurances	26,067	252,396
Credit Agricole S.A.	10,249	72,521
Engie S.A.	59,615	610,484
Faurecia SE	2,202	64,478
Kering S.A.	530	276,349
Klepierre S.A. REIT	7,192	137,091
L’Oreal S.A.	1,069	276,668
LVMH Moet Hennessy Louis Vuitton SE	1,697	622,376
Orange S.A.	19,407	234,969
Peugeot S.A.	11,010	143,342

	Shares	Value
Publicis Groupe S.A.	4,316	$123,347
Renault S.A.	7,810	148,427
Schneider Electric SE	5,136	434,109
Societe Generale S.A.	14,541	238,213
Teleperformance	825	170,871
Total S.A.	14,021	528,294
Vinci S.A.	3,849	314,499

		5,803,709

Georgia—0.0%
TBC Bank Group PLC	3,994	35,615

Germany—1.3%
Bayerische Motoren Werke AG	3,700	188,882
Cewe Stiftung & Co. KGAA	695	61,148
Daimler AG	7,197	214,932
Deutsche Boerse AG	1,792	246,192
Deutsche Lufthansa AG	16,156	151,109
DWS Group GmbH & Co. KGaA (a)	4,347	105,539
Hannover Rueck SE	1,176	166,058
HeidelbergCement AG	3,197	136,586
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,166	234,448
Puma SE	2,961	173,974
Varta AG (e)	663	46,650

		1,725,518

Greece—0.1%
Hellenic Telecommunications Organization S.A.	10,756	130,024

Hong Kong—0.2%
CK Hutchison Holdings Ltd.	28,500	189,957
Kerry Properties Ltd.	18,257	47,742

		237,699

Hungary—0.2%
Magyar Telekom Telecommunications PLC	45,560	50,737
OTP Bank Nyrt	5,583	160,144

		210,881

Indonesia—0.1%
Indofood CBP Sukses Makmur Tbk PT	114,600	71,479
Media Nusantara Citra Tbk PT	1,061,100	58,627
Wijaya Karya Persero Tbk PT	1,055,200	53,451

		183,557

Ireland—0.7%
Kingspan Group PLC	3,372	179,957
Medtronic PLC	8,752	789,256

		969,213

Israel—0.2%
First International Bank of Israel Ltd.	2,713	65,547
Formula Systems 1985 Ltd.	1,235	68,189
Mellanox Technologies Ltd. (e)	1,109	134,544

		268,280

Italy—1.1%
Assicurazioni Generali SpA	21,185	286,946
Enel SpA	82,994	572,479
Intesa Sanpaolo SpA	241,704	391,091

122	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value
Mediobanca Banca di Credito Finanziario SpA	9,620	$52,460
Poste Italiane SpA (a)	11,839	99,647
Unipol Gruppo SpA	15,401	52,522

		1,455,145

Japan—7.4%
Astellas Pharma, Inc.	38,400	591,643
Chubu Electric Power Co., Inc.	10,000	141,132
Daiichi Sankyo Co., Ltd.	3,800	260,971
Electric Power Development Co., Ltd.	7,100	142,296
Hitachi Ltd.	6,800	195,340
Honda Motor Co., Ltd.	17,000	380,399
Hoya Corp.	3,000	255,095
Hulic Co., Ltd.	14,200	143,705
ITOCHU Corp.	15,523	321,242
Japan Airlines Co., Ltd.	5,900	108,427
Japan Post Holdings Co., Ltd.	23,600	184,614
Japan Post Insurance Co., Ltd.	10,300	127,257
JFE Holdings, Inc.	4,800	31,104
Kajima Corp.	9,600	98,127
KDDI Corp.	10,300	304,247
Konica Minolta, Inc.	51,500	207,486
Kurita Water Industries Ltd.	9,500	217,952
Mitsubishi Corp.	15,000	317,284
Mitsubishi UFJ Financial Group, Inc.	72,000	269,392
Mitsubishi UFJ Lease & Finance Co., Ltd.	21,700	106,217
Mitsui & Co., Ltd.	25,500	354,034
Mitsui Fudosan Co., Ltd.	7,800	135,055
NEC Corp.	4,500	163,859
Nippon Telegraph & Telephone Corp.	10,496	251,029
Nissan Motor Co., Ltd.	45,641	152,702
NTT DOCOMO, Inc.	7,700	240,803
Obayashi Corp.	19,300	163,771
Olympus Corp.	15,400	221,995
SMC Corp.	400	167,698
Softbank Corp.	15,300	194,902
SoftBank Group Corp.	14,000	495,633
Sojitz Corp.	19,616	45,993
Sony Corp.	6,300	373,171
Sony Financial Holdings, Inc.	9,000	151,125
Sumitomo Chemical Co., Ltd.	75,500	223,061
Sumitomo Corp.	21,400	244,051
Sumitomo Mitsui Financial Group, Inc.	11,600	281,803
Sumitomo Rubber Industries Ltd.	11,600	108,956
TIS, Inc.	4,800	79,603
Tokyo Electron Ltd.	1,400	260,923
Tosoh Corp.	12,900	145,784
Toyota Motor Corp.	10,749	647,787
Tsuruha Holdings, Inc.	1,100	145,032

		9,652,700

Korea (Republic of)—1.7%
Daelim Industrial Co., Ltd.	2,331	139,769
GS Holdings Corp.	4,207	126,827
Hana Financial Group, Inc.	3,368	63,364
KB Financial Group, Inc.	4,223	118,768
Kia Motors Corp.	3,942	82,975
Lotte Shopping Co., Ltd.	1,698	103,834
NCSoft Corp.	344	183,594
Samsung Electronics Co., Ltd.	18,111	704,182
Shinhan Financial Group Co., Ltd.	6,218	145,465
SK Hynix, Inc.	4,119	278,461
SK Telecom Co., Ltd.	713	103,703
Woori Financial Group, Inc. (e)	20,829	129,589

		2,180,531

	Shares	Value

Malaysia—0.0%
TIME dotCom Bhd.	29,100	$61,950

Mexico—0.2%
Alfa S.A.B de C.V., Class A	286,300	77,240
Grupo Aeroportuario del Centro Norte S.A.B de C.V.	19,300	65,224
Grupo Financiero Banorte S.A.B de C.V., Class O	33,700	92,338

		234,802

Netherlands—1.9%
AerCap Holdings NV (e)	2,301	52,440
Airbus SE	5,602	361,227
ASM International NV	1,582	160,955
ASR Nederland NV	3,055	76,813
Coca-Cola European Partners PLC	8,656	324,860
ING Groep NV	29,927	153,349
Just Eat Takeaway (a)(e)	1,924	145,498
Koninklijke Ahold Delhaize NV	15,414	359,093
Signify NV (a)	3,084	59,769
Unilever NV	10,489	515,547
Wolters Kluwer NV	4,414	312,441

		2,521,992

New Zealand—0.3%
a2 Milk Co., Ltd. (e)	15,653	159,905
Air New Zealand Ltd.	75,360	37,767
Fisher & Paykel Healthcare Corp. Ltd.	9,135	166,060

		363,732

Norway—0.3%
Frontline Ltd.	17,656	174,873
Orkla ASA	17,410	149,164

		324,037

Philippines—0.2%
BDO Unibank, Inc.	44,680	90,320
Megaworld Corp.	1,413,000	69,241
Robinsons Land Corp.	261,100	75,962
SM Prime Holdings, Inc.	149,700	83,135

		318,658

Poland—0.1%
PlayWay S.A.	911	66,256
TEN Square Games S.A.	1,018	68,287

		134,543

Portugal—0.1%
Jeronimo Martins SGPS S.A.	8,100	146,198

Singapore—0.2%
Singapore Technologies Engineering Ltd.	118,000	258,164
Yangzijiang Shipbuilding Holdings Ltd.	109,400	63,478

		321,642

South Africa—0.1%
Astral Foods Ltd.	15,031	161,332

Spain—1.4%
Banco Santander S.A.	146,786	349,178
Iberdrola S.A.	57,301	560,461
Industria de Diseno Textil S.A.	8,864	229,698
Mapfre S.A.	103,324	175,279
Repsol S.A.	15,086	134,586
Telefonica S.A.	70,595	321,284

		1,770,486

	Shares	Value

Sweden—0.5%
Alfa Laval AB	8,184	$140,118
Arjo AB, Class B	10,188	50,349
Dios Fastigheter AB	13,971	93,379
Essity AB, Class B	5,927	181,565
Skanska AB, Class B (e)	9,109	137,083
SSAB AB, Class A	27,594	62,571

		665,065

Switzerland—3.0%
Nestle S.A.	7,983	817,202
Novartis AG	9,335	770,126
Roche Holding AG	4,330	1,393,142
Sonova Holding AG	1,662	296,359
Swiss Life Holding AG	789	264,825
UBS Group AG (e)	36,272	332,473

		3,874,127

Taiwan—1.7%
Accton Technology Corp.	25,000	133,765
Asia Cement Corp.	97,000	125,940
Hon Hai Precision Industry Co., Ltd.	159,001	366,062
Pou Chen Corp.	136,000	114,950
Powertech Technology, Inc.	44,000	124,608
Realtek Semiconductor Corp.	35,000	251,261
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,949	475,463
Tripod Technology Corp.	36,000	111,987
United Microelectronics Corp. ADR	62,180	134,931
Yuanta Financial Holding Co., Ltd.	509,000	259,872
Zhen Ding Technology Holding Ltd.	50,000	152,804

		2,251,643

Thailand—0.1%
Gulf Energy Development PCL (c)(d)	15,400	70,140
Thanachart Capital PCL (c)(d)	61,400	61,758

		131,898

Turkey—0.2%
Turkcell Iletisim Hizmetleri AS	93,839	174,296
Turkiye Garanti Bankasi AS (e)	59,989	73,572

		247,868

United Kingdom—3.2%
Airtel Africa PLC (a)	144,811	72,877
Anglo American PLC	19,452	340,869
Aviva PLC	40,405	132,842
BP PLC	129,939	532,873
BT Group PLC	157,426	228,986
Cranswick PLC	3,504	160,408
Firstgroup PLC (e)	255,870	157,529
Frontier Developments PLC (e)	4,338	66,042
JD Sports Fashion PLC	34,651	194,071
Keller Group PLC	13,500	88,592
Lloyds Banking Group PLC	514,389	201,101
Micro Focus International PLC	33,974	167,648
Morgan Sindall Group PLC	4,370	64,403
National Express Group PLC	112,303	284,355
Rio Tinto PLC	8,417	385,854
Royal Dutch Shell PLC, Class A	8,494	147,294
Royal Dutch Shell PLC, Class B	24,495	410,881
STERIS PLC	1,264	176,922
Vodafone Group PLC	219,095	303,106

		4,116,653

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	123

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value

United States—54.0%
Abbott Laboratories	10,059	$793,756
AbbVie, Inc.	12,861	979,880
ACCO Brands Corp.	21,195	107,035
Adobe, Inc. (e)	2,100	668,304
Affiliated Managers Group, Inc.	2,142	126,678
Aflac, Inc.	8,475	290,184
AGNC Investment Corp. REIT	33,923	358,905
Air Products & Chemicals, Inc.	1,837	366,684
Akamai Technologies, Inc. (e)	3,041	278,221
Allstate Corp.	5,580	511,853
Ally Financial, Inc.	15,041	217,042
Alphabet, Inc., Class A (e)	1,217	1,414,093
Alphabet, Inc., Class C (e)	1,264	1,469,792
Amazon.com, Inc. (e)	1,409	2,747,156
American Equity Investment Life Holding Co.	4,733	88,980
American Express Co.	6,091	521,451
American Financial Group, Inc.	2,718	190,477
Amgen, Inc.	2,354	477,226
Anthem, Inc.	2,721	617,776
Apple, Inc.	13,225	3,362,985
Applied Materials, Inc.	5,965	273,316
AT&T, Inc.	41,786	1,218,062
Bank of America Corp.	35,102	745,215
Best Buy Co., Inc.	5,102	290,814
Booking Holdings, Inc. (e)	334	449,337
BorgWarner, Inc.	1,917	46,717
Boston Scientific Corp. (e)	13,061	426,180
Bright Horizons Family Solutions, Inc. (e)	1,641	167,382
Cadence Design Systems, Inc. (e)	5,024	331,785
Cardinal Health, Inc.	8,765	420,194
CBRE Group, Inc., Class A (e)	4,138	156,044
CDW Corp.	4,225	394,066
CenturyLink, Inc.	34,058	322,189
Chevron Corp.	7,585	549,609
Chipotle Mexican Grill, Inc. (e)	496	324,582
Cintas Corp.	1,009	174,779
Cisco Systems, Inc.	20,404	802,081
Citigroup, Inc.	10,994	463,067
Citizens Financial Group, Inc.	5,724	107,668
CNA Financial Corp.	4,495	139,525
Coca-Cola Co.	18,463	816,988
Comcast Corp., Class A	20,381	700,699
Costco Wholesale Corp.	2,354	671,196
CVS Health Corp.	14,136	838,689
Danaher Corp.	5,206	720,562
Delta Air Lines, Inc.	12,124	345,898
DexCom, Inc. (e)	1,750	471,223
Discover Financial Services	10,894	388,589
Dollar General Corp.	1,519	229,384
DR Horton, Inc.	5,378	182,852
DXC Technology Co.	14,717	192,057
Edwards Lifesciences Corp. (e)	2,760	520,591
Electronic Arts, Inc. (e)	2,207	221,075
Eli Lilly & Co.	4,821	668,769
Equinix, Inc. REIT	682	425,957
Equitable Holdings, Inc.	9,375	135,469
Exxon Mobil Corp.	10,175	386,345
Facebook, Inc., Class A (e)	4,887	815,152
Fidelity National Information Services, Inc.	4,389	533,878
Fortinet, Inc. (e)	2,080	210,434
Fortune Brands Home & Security, Inc.	7,111	307,551
FTI Consulting, Inc. (e)	981	117,494
Garmin Ltd.	2,024	151,719
General Mills, Inc.	8,000	422,160
General Motors Co.	20,887	434,032
Global Payments, Inc.	2,174	313,556
Hartford Financial Services Group, Inc.	17,840	628,682

	Shares	Value
HCA Healthcare, Inc.	4,794	$430,741
HEICO Corp., Class A	2,859	182,690
Herc Holdings, Inc. (e)	2,064	42,229
Hershey Co.	1,444	191,330
Hewlett Packard Enterprise Co.	17,129	166,323
Honeywell International, Inc.	5,465	731,162
HP, Inc.	22,629	392,839
Humana, Inc.	1,035	325,011
Intel Corp.	22,590	1,222,571
Intuit, Inc.	1,603	368,690
Johnson & Johnson	9,462	1,240,752
Johnson Controls International PLC	25,168	678,529
JPMorgan Chase & Co.	11,802	1,062,534
Kelly Services, Inc., Class A	6,820	86,546
KeyCorp	27,738	287,643
Kimberly-Clark Corp.	2,853	364,813
Kroger Co.	19,170	577,400
L3Harris Technologies, Inc.	3,910	704,269
Lam Research Corp.	1,207	289,680
Lear Corp.	1,410	114,563
Leidos Holdings, Inc.	5,733	525,429
Lululemon Athletica, Inc. (e)	2,435	461,554
LyondellBasell Industries NV, Class A	2,312	114,745
Marathon Petroleum Corp.	5,504	130,004
MarketAxess Holdings, Inc.	497	165,287
Mastercard, Inc., Class A	3,808	919,860
McGrath RentCorp	4,526	237,072
MDC Holdings, Inc.	3,497	81,130
Merck & Co., Inc.	13,920	1,071,005
Methode Electronics, Inc.	3,259	86,135
MetLife, Inc.	13,030	398,327
Microsoft Corp.	23,752	3,745,928
MSCI, Inc.	1,652	477,362
Nasdaq, Inc.	1,674	158,946
Newmont Corp.	11,374	515,015
NIKE, Inc., Class B	5,886	487,008
NVIDIA Corp.	2,895	763,122
NVR, Inc. (e)	220	565,204
Omnicom Group, Inc.	2,800	153,720
Oracle Corp.	13,675	660,913
Owens Corning	3,643	141,385
Pfizer, Inc.	23,345	761,981
Phillips 66	2,283	122,483
Popular, Inc.	4,495	157,325
Principal Financial Group, Inc.	10,075	315,751
Procter & Gamble Co.	11,778	1,295,580
Qorvo, Inc. (e)	3,557	286,801
QUALCOMM, Inc.	7,205	487,418
Reinsurance Group of America, Inc.	5,836	491,041
Ross Stores, Inc.	3,238	281,609
Royal Caribbean Cruises Ltd.	3,949	127,039
Salesforce.com, Inc. (e)	5,348	770,005
Southern Co.	9,998	541,292
Steel Dynamics, Inc.	5,675	127,915
Stryker Corp.	3,117	518,949
Synopsys, Inc. (e)	2,860	368,339
Target Corp.	3,961	368,254
Taylor Morrison Home Corp. (e)	11,899	130,889
Teledyne Technologies, Inc. (e)	1,207	358,805
Teradyne, Inc.	3,005	162,781
Tetra Tech, Inc.	1,646	116,241
Thermo Fisher Scientific, Inc.	2,453	695,671
Tyson Foods, Inc., Class A	4,105	237,556
UniFirst Corp.	1,562	236,003
UnitedHealth Group, Inc.	3,867	964,352
Unum Group	6,351	95,329
Veeva Systems, Inc., Class A (e)	2,146	335,570
Verizon Communications, Inc.	22,797	1,224,883
Visa, Inc., Class A	6,904	1,112,372

	Shares	Value
Vulcan Materials Co.	3,156	$341,069
Walgreens Boots Alliance, Inc.	5,484	250,893
WestRock Co.	7,377	208,474
Xerox Holdings, Corp. (e)	16,872	319,556

		70,373,783

Total Common Stock (cost-$138,696,123)		126,333,063

Exchange-Traded Funds—1.6%
iShares Core MSCI EAFE	13,356	666,331
iShares Core MSCI Emerging Markets	9,562	386,974
iShares Core S&P 500	3,871	1,000,266

Total Exchange-Traded Funds (cost—$2,414,771)		2,053,571

Preferred Stock—0.7%

Brazil—0.2%
Cia Energetica de Minas Gerais	28,500	48,870
Cia Paranaense de Energia	6,400	65,896
Petroleo Brasileiro S.A.	35,800	96,388
Telefonica Brasil S.A.	9,500	90,409

		301,563

Chile—0.1%
Embotelladora Andina S.A., Class B	32,524	72,301

Colombia—0.0%
Grupo Aval Acciones y Valores S.A.	271,880	60,038

Germany—0.2%
Volkswagen AG	1,856	213,805

Korea (Republic of)—0.2%
Samsung Electronics Co., Ltd.	7,620	248,318

Total Preferred Stock (cost—$1,186,802)		896,025

	Principal Amount (000s)

Repurchase Agreements—0.2%
State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $295,000; collateralized by U.S. Treasury Notes, 2.75%, due 4/30/23, valued at $304,384 including accrued interest
(cost—$295,000)	$295	295,000

Total Investments (cost—$142,592,696) (b)—99.4%		129,577,659

Other assets less liabilities—0.6%		763,887

Net Assets—100.0%		$130,341,546

Notes to Schedule of Investments:

† Actual amount rounds to less than $1.

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $754,218, representing 0.6% of net assets.

124	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

(b) Securities with an aggregate value of $46,075,003, representing 35.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $252,617, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	6.6%
Software	6.0%
Pharmaceuticals	5.4%
Insurance	5.4%
Interactive Media & Services	4.2%
Healthcare Equipment & Supplies	4.2%
Technology Hardware, Storage & Peripherals	4.2%
Semiconductors & Semiconductor Equipment	4.1%
Internet & Direct Marketing Retail	3.9%
IT Services	3.5%
Oil, Gas & Consumable Fuels	3.3%
Diversified Telecommunication Services	3.2%
Healthcare Providers & Services	2.9%
Metals & Mining	2.3%
Food Products	2.0%
Automobiles	2.0%
Food & Staples Retailing	1.9%
Wireless Telecommunication Services	1.9%
Textiles, Apparel & Luxury Goods	1.6%
Exchange-Traded Funds	1.6%
Aerospace & Defense	1.5%
Electric Utilities	1.5%
Biotechnology	1.4%
Household Products	1.4%
Beverages	1.2%
Capital Markets	1.2%
Household Durables	1.1%
Trading Companies & Distributors	1.1%
Building Products	1.0%
Electronic Equipment, Instruments & Components	1.0%
Media	0.9%
Consumer Finance	0.9%
Commercial Services & Supplies	0.8%
Industrial Conglomerates	0.8%
Real Estate Management & Development	0.8%
Construction & Engineering	0.8%
Specialty Retail	0.8%
Machinery	0.7%
Communications Equipment	0.7%

Chemicals	0.7%
Personal Products	0.6%
Equity Real Estate Investment Trusts (REITs)	0.6%
Diversified Financial Services	0.6%
Airlines	0.6%
Multi-Line Retail	0.5%
Life Sciences Tools & Services	0.5%
Professional Services	0.5%
Multi-Utilities	0.5%
Entertainment	0.5%
Construction Materials	0.5%
Road & Rail	0.4%
Auto Components	0.4%
Electrical Equipment	0.4%
Hotels, Restaurants & Leisure	0.4%
Diversified Consumer Services	0.3%
Mortgage Real Estate Investment Trusts (REITs)	0.3%
Healthcare Technology	0.3%
Containers & Packaging	0.2%
Transportation Infrastructure	0.2%
Independent Power Producers & Energy Traders	0.2%
Real Estate	0.1%
Food & Beverage	0.1%
Thrifts & Mortgage Finance	0.0%
Repurchase Agreements	0.2%
Other assets less liabilities	0.6%

100.0%

AllianzGI Best Styles U.S. Equity Fund

	Shares	Value

Common Stock—99.6%

Aerospace & Defense—2.3%
General Dynamics Corp.	1,122	$148,452
Huntington Ingalls Industries, Inc.	311	56,667
L3Harris Technologies, Inc. (b)	737	132,748
Lockheed Martin Corp.	604	204,726
Northrop Grumman Corp.	469	141,896

		684,489

Banks—3.3%
Bank of America Corp.	14,832	314,883
Citigroup, Inc.	2,071	87,231
Citizens Financial Group, Inc.	2,998	56,392
Comerica, Inc.	1,872	54,925
JPMorgan Chase & Co.	4,633	417,109
Laurentian Bank of Canada	1,025	22,258
Regions Financial Corp.	3,872	34,732

		987,530

Beverages—1.0%
Coca-Cola Co.	3,620	160,185
Constellation Brands, Inc., Class A	750	107,520
PepsiCo, Inc.	216	25,942

		293,647

Biotechnology—2.1%
AbbVie, Inc.	3,537	269,484
Amgen, Inc.	1,352	274,091
Biogen, Inc. (b)	273	86,372

		629,947

Building Products—0.7%
Allegion PLC	842	77,481
Johnson Controls International PLC	4,448	119,918

		197,399

Capital Markets—3.5%
Ameriprise Financial, Inc.	870	89,158
Carlyle Group, Inc.	3,721	80,560
CME Group, Inc.	1,118	193,313
Cohen & Steers, Inc.	279	12,680
Legg Mason, Inc.	165	8,060
MarketAxess Holdings, Inc.	282	93,785
Moody’s Corp.	808	170,892
Morgan Stanley	5,251	178,534
S&P Global, Inc.	875	214,419

		1,041,401

Chemicals—0.4%
LyondellBasell Industries NV, Class A	1,150	57,075
Rayonier Advanced Materials, Inc.	2,240	2,374
Sherwin-Williams Co.	157	72,145

		131,594

Commercial Services & Supplies—1.0%
Boyd Group Services, Inc.	123	12,804
Cintas Corp.	630	109,129
Copart, Inc. (b)	547	37,480
Tetra Tech, Inc.	411	29,025
Waste Management, Inc.	1,354	125,326

		313,764

Communications Equipment—1.1%
Cisco Systems, Inc.	6,098	239,713
Juniper Networks, Inc.	4,245	81,249

		320,962

Construction & Engineering—0.0%
Aecon Group, Inc.	1,179	10,522

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	125

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value

Consumer Finance—0.8%
Capital One Financial Corp.	2,420	$122,016
Santander Consumer USA Holdings, Inc.	1,271	17,680
Synchrony Financial	6,129	98,616

		238,312

Containers & Packaging—0.2%
Avery Dennison Corp.	733	74,671

Diversified Financial Services—1.2%
Berkshire Hathaway, Inc., Class B (b)	1,714	313,371
Onex Corp.	593	21,705
Voya Financial, Inc.	804	32,602

		367,678

Diversified Telecommunication Services—2.4%
AT&T, Inc.	11,842	345,194
Verizon Communications, Inc.	6,686	359,239

		704,433

Electric Utilities—2.0%
Duke Energy Corp.	2,450	198,156
Entergy Corp.	629	59,107
Exelon Corp.	4,099	150,884
Fortis, Inc.	553	21,325
Hydro One Ltd. (a)	978	17,610
NextEra Energy, Inc.	497	119,588
PPL Corp.	186	4,591
Southern Co.	225	12,182

		583,443

Electrical Equipment—0.5%
Eaton Corp. PLC	2,032	157,866

Electronic Equipment, Instruments & Components—0.6%
Anixter International, Inc. (b)	752	66,078
CDW Corp.	803	74,896
Tech Data Corp. (b)	412	53,910

		194,884

Energy Equipment & Services—0.0%
Hermitage Offshore Services Ltd. (b)	28	18
Mammoth Energy Services, Inc.	2,878	2,155

		2,173

Entertainment—1.8%
Activision Blizzard, Inc.	1,508	89,696
Electronic Arts, Inc. (b)	610	61,104
Netflix, Inc. (b)	187	70,218
Take-Two Interactive Software, Inc. (b)	787	93,346
Walt Disney Co.	2,440	235,704

		550,068

Equity Real Estate Investment Trusts (REITs)—1.9%
American Tower Corp.	1,152	250,848
Canadian Apartment Properties REIT	886	26,813
Douglas Emmett, Inc.	842	25,689
Essex Property Trust, Inc.	432	95,144
Extra Space Storage, Inc.	972	93,079
Mid-America Apartment Communities, Inc.	603	62,127

		553,700

Food & Staples Retailing—2.2%
Costco Wholesale Corp.	843	240,365
Empire Co., Ltd., Class A	1,014	19,836
Kroger Co.	2,654	79,938

	Shares	Value
Sysco Corp.	3,336	$152,222
Walmart, Inc.	1,552	176,338

		668,699

Food Products—1.4%
Campbell Soup Co.	1,700	78,472
General Mills, Inc.	2,426	128,020
Kellogg Co.	1,593	95,564
Tyson Foods, Inc., Class A	1,788	103,472

		405,528

Healthcare Equipment & Supplies—4.1%
Abbott Laboratories	3,903	307,986
CONMED Corp.	167	9,564
DENTSPLY SIRONA, Inc.	2,381	92,454
Edwards Lifesciences Corp. (b)	58	10,940
Hologic, Inc. (b)	2,664	93,506
Integer Holdings Corp. (b)	182	11,441
Intuitive Surgical, Inc. (b)	283	140,144
Medtronic PLC	2,909	262,334
STERIS PLC	691	96,719
Stryker Corp.	1,204	200,454

		1,225,542

Healthcare Providers & Services—3.9%
Anthem, Inc.	451	102,395
Cigna Corp. (b)	1,215	215,274
CVS Health Corp.	1,510	89,588
HCA Healthcare, Inc.	349	31,358
Humana, Inc.	486	152,614
Laboratory Corp. of America Holdings (b)	793	100,227
UnitedHealth Group, Inc.	1,727	430,679
Universal Health Services, Inc., Class B	445	44,090

		1,166,225

Hotels, Restaurants & Leisure—1.8%
Chipotle Mexican Grill, Inc. (b)	204	133,498
Darden Restaurants, Inc.	496	27,012
Restaurant Brands International, Inc.	2,246	89,907
Starbucks Corp.	3,391	222,924
Wingstop, Inc.	183	14,585
Yum! Brands, Inc.	862	59,073

		546,999

Household Durables—0.5%
DR Horton, Inc.	1,553	52,802
MDC Holdings, Inc.	721	16,727
NVR, Inc. (b)	10	25,691
PulteGroup, Inc.	2,240	49,997

		145,217

Household Products—2.5%
Church & Dwight Co., Inc.	809	51,922
Colgate-Palmolive Co.	2,481	164,639
Kimberly-Clark Corp.	1,071	136,949
Procter & Gamble Co.	3,446	379,060

		732,570

Independent Power Producers & Energy Traders—0.2%
AES Corp.	4,530	61,608

Industrial Conglomerates—0.8%
Honeywell International, Inc.	1,701	227,577

Insurance—2.4%
Aflac, Inc.	3,437	117,683
Allstate Corp.	733	67,238
American International Group, Inc.	596	14,453
Assurant, Inc.	678	70,573

	Shares	Value
First American Financial Corp.	1,242	$52,673
Genworth Financial, Inc., Class A (b)	3,864	12,829
Hartford Financial Services Group, Inc.	2,623	92,435
Intact Financial Corp.	220	19,014
MetLife, Inc.	3,946	120,629
Progressive Corp.	1,567	115,707
Prudential Financial, Inc.	428	22,316

		705,550

Interactive Media & Services—5.5%
Alphabet, Inc., Class A (b)	435	505,448
Alphabet, Inc., Class C (b)	423	491,869
Facebook, Inc., Class A (b)	3,787	631,671

		1,628,988

Internet & Direct Marketing Retail—3.8%
Amazon.com, Inc. (b)	525	1,023,603
Booking Holdings, Inc. (b)	77	103,590

		1,127,193

IT Services—5.1%
Automatic Data Processing, Inc.	1,580	215,955
DXC Technology Co.	1,308	17,069
Fidelity National Information Services, Inc.	315	38,317
Fiserv, Inc. (b)	1,302	123,677
International Business Machines Corp.	1,780	197,455
Leidos Holdings, Inc.	916	83,951
Mastercard, Inc., Class A	1,192	287,940
PayPal Holdings, Inc. (b)	2,527	241,935
Visa, Inc., Class A	2,002	322,562

		1,528,861

Life Sciences Tools & Services—1.7%
Bio-Rad Laboratories, Inc., Class A (b)	244	85,537
IQVIA Holdings, Inc. (b)	815	87,906
Mettler-Toledo International, Inc. (b)	124	85,623
Thermo Fisher Scientific, Inc.	933	264,599

		523,665

Machinery—0.3%
PACCAR, Inc.	1,706	104,288

Media—0.9%
Cogeco Communications, Inc.	182	12,347
Comcast Corp., Class A	3,584	123,218
Omnicom Group, Inc.	1,522	83,558
ViacomCBS, Inc., Class B	3,363	47,115

		266,238

Mortgage Real Estate Investment Trusts (REITs)—0.0%
MFA Financial, Inc.	7,406	11,479
TPG RE Finance Trust, Inc.	358	1,966
Western Asset Mortgage Capital Corp.	441	1,010

		14,455

Multi-Line Retail—0.6%
Dollar General Corp.	1,148	173,359

Multi-Utilities—1.2%
Algonquin Power & Utilities Corp.	2,343	31,550
Ameren Corp.	1,185	86,303
Canadian Utilities Ltd., Class A	448	10,709
Dominion Energy, Inc.	468	33,785
DTE Energy Co.	401	38,083
Sempra Energy	1,361	153,779

		354,209

126	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value

Oil, Gas & Consumable Fuels—3.1%
Cenovus Energy, Inc.	17,422	$35,158
Chevron Corp.	1,831	132,674
ConocoPhillips	5,647	173,928
EOG Resources, Inc.	977	35,094
Exxon Mobil Corp.	2,754	104,569
Kinder Morgan, Inc.	10,279	143,084
ONEOK, Inc.	3,131	68,287
Parkland Fuel Corp.	963	16,977
Peabody Energy Corp.	622	1,804
Pioneer Natural Resources Co.	499	35,005
TC Energy Corp.	1,465	65,115
Unit Corp. (b)	2,371	617
Valero Energy Corp.	2,512	113,944

		926,256

Pharmaceuticals—6.1%
Bristol-Myers Squibb Co.	4,014	223,740
Eli Lilly & Co.	925	128,316
Johnson & Johnson	3,963	519,668
Merck & Co., Inc.	5,253	404,166
Pfizer, Inc.	10,551	344,385
Zoetis, Inc.	1,746	205,487

		1,825,762

Professional Services—0.4%
Exponent, Inc.	87	6,256
Verisk Analytics, Inc.	727	101,329

		107,585

Road & Rail—0.1%
Union Pacific Corp.	145	20,451

Semiconductors & Semiconductor Equipment—3.1%
Amkor Technology, Inc. (b)	1,048	8,164
Applied Materials, Inc.	2,982	136,635
Broadcom, Inc.	546	129,457
Intel Corp.	6,565	355,298
KLA Corp.	161	23,142
Lam Research Corp.	525	126,000
Micron Technology, Inc. (b)	758	31,882
QUALCOMM, Inc. (b)	1,265	85,577
Texas Instruments, Inc.	382	38,173

		934,328

Software—10.3%
Adobe, Inc. (b)	841	267,640
Cadence Design Systems, Inc. (b)	609	40,218
Citrix Systems, Inc.	817	115,646
Intuit, Inc.	893	205,390
LogMeIn, Inc.	477	39,725
Microsoft Corp.	11,102	1,750,896
NortonLifeLock, Inc.	4,950	92,615
Oracle Corp.	5,607	270,986
Salesforce.com, Inc. (b)	924	133,038
ServiceNow, Inc. (b)	503	144,150

		3,060,304

Specialty Retail—3.1%
Best Buy Co., Inc.	1,195	68,115
Home Depot, Inc.	1,145	213,783
Lowe’s Cos., Inc.	2,355	202,648
MarineMax, Inc. (b)	897	9,347
O’Reilly Automotive, Inc. (b)	369	111,087
Ross Stores, Inc.	1,578	137,238
TJX Cos., Inc.	3,854	184,260

		926,478

	Shares	Value

Technology Hardware, Storage & Peripherals—5.0%
Apple, Inc.	5,603	$1,424,787
Xerox Holdings, Corp. (b)	3,323	62,937

		1,487,724

Textiles, Apparel & Luxury Goods—0.8%
NIKE, Inc., Class B	2,764	228,693

Thrifts & Mortgage Finance—0.3%
Essent Group Ltd.	2,004	52,786
Genworth MI Canada, Inc.	1,120	24,886

		77,672

Tobacco—1.2%
Altria Group, Inc.	1,751	67,711
Philip Morris International, Inc.	4,066	296,655

		364,366

Wireless Telecommunication Services—0.4%
T-Mobile U.S., Inc. (b)	1,318	110,580

Total Common Stock (cost—$29,274,677)		29,715,453

	Principal Amount (000s)

Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $105,000; collateralized by U.S. Treasury Notes, 2.75%, due 4/30/23, valued at $108,709 including accrued interest
(cost—$105,000)	$105	105,000

Total Investments (cost—$29,379,677)—100.0%		29,820,453

Other assets less liabilities—0.0%		733

Net Assets—100.0%		$29,821,186

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $17,610, representing 0.1% of net assets.

(b) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Convertible Fund

	Principal Amount (000s)	Value

Convertible Bonds & Notes—72.9%

Aerospace & Defense—0.5%
Aerojet Rocketdyne Holdings, Inc.,
2.25%, 12/15/23	$2,390	$3,952,681

Auto Components—0.8%
Meritor, Inc.,
3.25%, 10/15/37	7,645	6,507,806

Auto Manufacturers—2.0%
Tesla, Inc.,
1.25%, 3/1/21	6,195	9,534,093
2.00%, 5/15/24	4,310	7,873,017

		17,407,110

Banks—1.6%
Barclays Bank PLC,
zero coupon, 2/4/25	3,065	3,246,586
BofA Finance LLC,
0.125%, 9/1/22	2,775	2,750,039
JPMorgan Chase Bank N.A. (a)(b),
0.125%, 1/1/23	7,100	7,361,812

		13,358,437

Biotechnology—5.3%
BioMarin Pharmaceutical, Inc.,
0.599%, 8/1/24	7,360	7,731,184
Exact Sciences Corp.,
0.375%, 3/15/27	12,160	10,277,915
Halozyme Therapeutics, Inc. (a)(b),
1.25%, 12/1/24	6,010	6,009,954
Illumina, Inc.,
0.50%, 6/15/21	1,405	1,723,152
Insmed, Inc.,
1.75%, 1/15/25	6,165	5,178,967
Karyopharm Therapeutics Inc.,
3.00%, 10/15/25	3,120	4,471,118
PTC Therapeutics, Inc.,
1.50%, 9/15/26 (a)(b)	3,725	4,010,796
3.00%, 8/15/22	5,305	5,947,369

		45,350,455

Commercial Services—2.9%
Chegg, Inc. (a)(b),
0.125%, 3/15/25	8,455	8,015,340
FTI Consulting, Inc.,
2.00%, 8/15/23	3,195	4,183,161
Square, Inc. (a)(b),
0.125%, 3/1/25	4,860	4,224,352
Square, Inc.,
0.50%, 5/15/23	8,025	8,313,954

		24,736,807

Computers—2.5%
CyberArk Software Ltd. (a)(b),
zero coupon, 11/15/24	4,305	3,751,253
Lumentum Holdings, Inc. (a)(b),
0.50%, 12/15/26	13,385	13,652,700
Rapid7, Inc.,
1.25%, 8/1/23	2,960	3,601,950

		21,005,903

Diversified Financial Services—0.6%
GS Finance Corp. (Fidelity National Information Services, Inc.) (d)(e),
zero coupon, 6/5/23	3,925	5,357,978

Electronics—0.9%
SMART Global Holdings, Inc. (a)(b),
2.25%, 2/15/26	8,675	7,682,020

Energy-Alternate Sources—0.8%
Enphase Energy, Inc. (a)(b),
0.25%, 3/1/25	8,105	6,479,810

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	127

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)	Value

Engineering & Construction—0.7%
KBR, Inc.,
2.50%, 11/1/23	$6,005	$6,237,774

Entertainment—0.4%
Live Nation Entertainment, Inc.,
2.50%, 3/15/23	3,720	3,545,272

Equity Real Estate Investment Trusts (REITs)—0.7%
Blackstone Mortgage Trust, Inc.,
4.375%, 5/5/22	7,130	5,668,350

Healthcare-Products—4.9%
CONMED Corp.,
2.625%, 2/1/24	6,240	5,807,337
Insulet Corp. (a)(b),
0.375%, 9/1/26	12,845	13,042,337
NanoString Technologies, Inc. (a)(b),
2.625%, 3/1/25	5,050	4,354,468
Nevro Corp.,
1.75%, 6/1/21	3,265	3,884,865
NuVasive, Inc.,
2.25%, 3/15/21	4,150	4,360,936
Repligen Corp.,
0.375%, 7/15/24	10,250	10,848,764

		42,298,707

Healthcare-Services—1.9%
Anthem, Inc.,
2.75%, 10/15/42	2,320	7,338,392
Teladoc Health, Inc.,
1.375%, 5/15/25	3,020	8,792,235

		16,130,627

Home Builders—0.8%
Winnebago Industries, Inc. (a)(b),
1.50%, 4/1/25	8,730	6,585,694

Internet—6.1%
Etsy, Inc. (a)(b),
0.125%, 10/1/26	7,070	5,854,922
IAC Financeco 2, Inc. (a)(b),
0.875%, 6/15/26	7,520	6,956,536
Okta, Inc. (a)(b),
0.125%, 9/1/25	11,085	10,634,672
Proofpoint, Inc. (a)(b),
0.25%, 8/15/24	8,440	7,944,150
Snap, Inc. (a)(b),
0.75%, 8/1/26	11,985	10,559,108
Zillow Group, Inc. (a)(b),
1.375%, 9/1/26	9,785	10,033,942

		51,983,330

Iron/Steel—0.3%
Cleveland-Cliffs, Inc.,
1.50%, 1/15/25	3,765	2,678,798

Media—3.9%
DISH Network Corp.,
2.375%, 3/15/24	5,030	4,005,138
3.375%, 8/15/26	14,260	11,612,652
Liberty Media Corp-Liberty Formula One,
1.00%, 1/30/23	3,575	3,382,649
Liberty Media Corp.,
1.375%, 10/15/23	6,660	6,310,350
2.75%, 12/1/49 (a)(b)	9,385	8,053,649

		33,364,438

Mining—0.4%
SSR Mining, Inc.,
2.50%, 4/1/39	3,590	3,534,520

	Principal Amount (000s)	Value

Oil, Gas & Consumable Fuels—0.5%
Helix Energy Solutions Group, Inc.,
4.125%, 9/15/23	$3,755	$2,479,649
Transocean, Inc.,
0.50%, 1/30/23	6,005	2,177,211

		4,656,860

Pharmaceuticals—3.5%
DexCom, Inc.,
0.75%, 12/1/23	7,535	13,191,145
Flexion Therapeutics, Inc.,
3.375%, 5/1/24	4,335	3,368,380
Horizon Pharma Investment Ltd.,
2.50%, 3/15/22	5,385	6,219,675
Neurocrine Biosciences, Inc.,
2.25%, 5/15/24	2,425	3,119,813
Sarepta Therapeutics, Inc.,
1.50%, 11/15/24	2,650	4,029,043

		29,928,056

Real Estate Management & Development—0.2%
Uniti Fiber Holdings, Inc. (a)(b),
4.00%, 6/15/24	2,175	1,747,435

Retail—0.8%
Guess?, Inc. (a)(b),
2.00%, 4/15/24	4,880	2,892,878
RH, zero coupon, 6/15/23	2,130	1,720,315
zero coupon,
9/15/24 (a)(b)	2,885	2,112,252

		6,725,445

Semiconductors—8.0%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	1,935	11,093,509
Inphi Corp.,
0.75%, 9/1/21	6,155	8,994,140
Microchip Technology, Inc.,
1.625%, 2/15/27	21,155	21,765,188
Micron Technology, Inc., Ser. D,
3.125%, 5/1/32	2,035	8,595,026
Novellus Systems, Inc.,
2.625%, 5/15/41	900	6,790,558
ON Semiconductor Corp.,
1.625%, 10/15/23	6,835	6,805,773
Teradyne, Inc.,
1.25%, 12/15/23	2,570	4,606,725

		68,650,919

Software—19.2%
Akamai Technologies, Inc.,
0.125%, 5/1/25	13,950	15,638,327
Alteryx, Inc. (a)(b),
0.50%, 8/1/24	1,170	1,053,078
1.00%, 8/1/26	5,025	4,532,220
Atlassian, Inc.,
0.625%, 5/1/23	6,245	10,889,906
Bandwidth Inc, (a)(b),
0.25%, 3/1/26	5,485	5,315,139
Coupa Software, Inc. (a)(b),
0.125%, 6/15/25	6,595	7,303,142
DocuSign, Inc.,
0.50%, 9/15/23	6,230	8,782,256
Envestnet, Inc.,
1.75%, 6/1/23	5,585	5,736,004
Everbridge, Inc. (a)(b),
0.125%, 12/15/24	7,905	8,986,997
Five9, Inc.,
0.125%, 5/1/23	2,265	4,305,141
i3 Verticals LLC (a)(b),
1.00%, 2/15/25	6,860	5,484,181

	Principal Amount (000s)	Value
j2 Global, Inc. (a)(b),
1.75%, 11/1/26	$8,485	$7,784,987
MongoDB, Inc. (a)(b),
0.25%, 1/15/26	10,270	10,006,831
Nuance Communications, Inc.,
1.25%, 4/1/25	4,430	4,792,330
Pegasystems, Inc. (a)(b),
0.75%, 3/1/25	7,345	6,455,570
RealPage, Inc.,
1.50%, 11/15/22	3,300	4,521,000
RingCentral, Inc. (a)(b),
zero coupon, 3/1/25	15,910	14,818,608
Sea Ltd. (a)(b),
1.00%, 12/1/24	3,840	4,272,446
ServiceNow, Inc.,
zero coupon, 6/1/22	3,320	7,075,355
Splunk, Inc.,
1.125%, 9/15/25	11,460	12,691,950
Workday, Inc.,
0.25%, 10/1/22	5,435	6,046,437
Zynga, Inc. (a)(b),
0.25%, 6/1/24	7,485	7,694,809

		164,186,714

Telecommunications—2.7%
GCI Liberty, Inc. (a)(b),
1.75%, 9/30/46	6,360	8,037,564
Infinera Corp.,
2.125%, 9/1/24	5,990	5,049,943
Viavi Solutions, Inc.,
1.00%, 3/1/24	9,525	10,078,043

		23,165,550

Total Convertible Bonds & Notes (cost—$647,377,478)		622,927,496

	Shares

Convertible Preferred StocK—17.6%

Banks—3.6%
Bank of America Corp., Ser. L (c),
7.25%	13,390	16,952,008
Wells Fargo & Co., Ser. L (c),
7.50%	10,910	13,899,558

		30,851,566

Electric Utilities—3.3%
NextEra Energy, Inc.,
5.279%, 3/1/23	346,310	15,268,808
Sempra Energy, Ser. A,
6.00%, 1/15/21	77,230	7,145,320
Southern Co., Ser. 2019,
6.75%, 8/1/22	135,680	6,024,192

		28,438,320

Electronics—0.6%
Fortive Corp., Ser. A,
5.00%, 7/1/21	6,980	5,023,715

Environmental Services—0.5%
GFL Environmental Inc.,
6.00%, 3/15/23	101,405	4,643,335

Equity Real Estate Investment Trusts (REITs)—1.7%
Crown Castle International Corp., Ser. A,
6.875%, 8/1/20	11,785	14,731,250

Hand/Machine Tools—1.1%
Colfax Corp.,
5.75%, 1/15/22	29,820	2,738,669
Stanley Black & Decker, Inc.,
5.25%, 11/15/22	89,585	6,267,366

		9,006,035

128	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value

Healthcare Technology—0.4%
Change Healthcare, Inc.,
6.00%, 6/30/22	91,510	$3,725,372

Healthcare-Products—2.3%
Avantor, Inc., Ser. A,
6.25%, 5/15/22	140,250	6,081,240
Danaher Corp., Ser. A,
4.75%, 4/15/22	12,765	13,188,160

		19,269,400

Insurance—0.9%
Assurant, Inc., Ser. D,
6.50%, 3/15/21	71,040	7,564,339

Pharmaceuticals—1.2%
Becton Dickinson and Co., Ser. A,
6.125%, 5/1/20	83,510	4,365,903
Elanco Animal Health, Inc.,
5.00%, 2/1/23	132,860	5,465,860

		9,831,763

Semiconductors—2.0%
Broadcom, Inc., Ser. A,
8.00%, 9/30/22	18,065	16,879,214

Total Convertible Preferred Stock (cost-$160,758,136)		149,964,309

	Principal Amount (000s)

Repurchase Agreements—7.6%

State Street Bank and Trust Co.,
dated 3/31/20, 0.00%, due 4/1/20, proceeds $64,769,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $66,064,658 including accrued interest

(cost—$64,769,000)	$64,769	64,769,000

Total Investments (cost-$872,904,614)—98.1%		837,660,805

Other assets less liabilities—1.9%		16,410,045

Net Assets-100.0%		$854,070,850

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $243,705,652, representing 28.5% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $243,705,652, representing 28.5% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Core Bond Fund

	Principal Amount (000s)	Value

U.S. Government Agency Securities—33.9%
Fannie Mae, MBS, Pool,
2.50%, 11/1/31, 15 Year	$686	$714,687
3.00%, 10/1/29, 15 Year	600	629,929
3.00%, 3/1/50, 30 Year	2,617	2,751,067
3.50%, 7/1/49, 30 Year	2,314	2,470,137
4.00%, 8/1/49, 30 Year	1,651	1,771,703
4.50%, 8/1/48, 30 Year	771	841,297
Freddie Mac, MBS, Pool, 30 Year
3.00%, 1/1/46	1,096	1,160,763
3.50%, 10/1/49	1,156	1,222,739
4.00%, 4/1/49	359	382,981
Ginnie Mae, MBS, Pool, 30 Year
3.00%, 2/20/50	400	424,556
3.50%, 7/20/49	1,264	1,345,643
4.00%, 3/20/48	384	413,318
United States Small Business Administration, ABS,
1.49%, 3/1/40 Series 2020-20, Class C1	358	351,070
2.15%, 8/1/39 Series 2019-20, Class H1	147	148,343
2.60%, 6/1/39 Series 2019-20, Class F1	104	106,667
2.88%, 5/1/39 Series 2019-20, Class E1	159	164,934
2.92%, 1/1/38 Series 2018-20, Class A1	284	295,613
3.20%, 3/1/39 Series 2019-20, Class C1	86	91,544
3.37%, 1/1/39 Series 2019-20, Class A1	202	214,714
3.50%, 5/1/38 Series 2018-20, Class E1	227	243,945
3.53%, 9/1/38 Series 2018-20, Class I1	248	264,951
3.54%, 7/1/38 Series 2018-20, Class G1	181	195,620
3.58%, 8/1/38 Series 2018-20, Class H1	269	290,273

Total U.S. Government Agency Securities
(cost—$16,036,955)		16,496,494

Corporate Bonds & Notes—33.2%

Aerospace & Defense—2.9%
Boeing Co.,
2.80%, 3/1/27	240	212,279
General Dynamics Corp.,
3.25%, 4/1/25	405	418,925
L3Harris Technologies, Inc.,
4.40%, 6/15/28	345	373,176
Northrop Grumman Systems Corp.,
7.875%, 3/1/26	290	311,858
United Technologies Corp.,
6.125%, 7/15/38	75	99,858

		1,416,096

Banks—5.9%
Australia & New Zealand Banking Group Ltd., (converts to FRN on 7/22/25) (a)(b)(d),
2.95%, 7/22/30	213	203,954
Bank of America Corp. (c)(d),
4.30%, 1/28/25 (converts to FRN on 1/28/25)	300	258,750
5.875%, 3/15/28 (converts to FRN on 3/15/28)	230	233,643
Fifth Third Bancorp, (converts to FRN on 6/30/23) (c)(d),
5.10%, 6/30/23	295	239,155
First Maryland Capital II, 3 mo. LIBOR + 0.850% (d),
2.613%, 2/1/27	275	265,719

	Principal Amount (000s)	Value
JPMorgan Chase & Co. (d), 3 mo. LIBOR + 0.950%,
2.713%, 2/2/37	$464	$321,320
4.493%, 3/24/31 (converts to FRN on 3/24/30)	290	333,930
KeyCorp,
2.55%, 10/1/29	415	371,394
Lloyds Banking Group PLC, (converts to FRN on 9/27/25) (c)(d),
7.50%, 9/27/25	265	238,366
State Street Corp., (converts to FRN on 3/30/30) (a)(b)(d),
3.152%, 3/30/31	69	70,787
Truist Financial Corp., Ser. M, (converts to FRN on 12/15/27) (c)(d),
5.125%, 12/15/27	45	38,287
Westpac Banking Corp., (converts to FRN on 2/4/25) (d),
2.894%, 2/4/30	295	283,090

		2,858,395

Beverages—0.2%
Anheuser-Busch Cos. LLC,
4.90%, 2/1/46	90	98,677

Diversified Financial Services—1.0%
Mastercard Inc.,
3.85%, 3/26/50	119	147,090
Visa, Inc.,
1.90%, 4/15/27	355	355,426

		502,516

Electric Utilities—6.2%
Berkshire Hathaway Energy Co.,
3.50%, 2/1/25	232	243,196
4.05%, 4/15/25 (a)(b)	120	129,871
4.25%, 10/15/50 (a)(b)	162	184,802
Commonwealth Edison Co.,
5.90%, 3/15/36	100	128,126
Consolidated Edison Co. of New York, Inc., Ser. 06-E,
5.70%, 12/1/36	40	52,099
DTE Electric Co., Ser. A,
6.625%, 6/1/36	25	33,700
DTE Energy Co.,
2.95%, 3/1/30	145	139,321
Duke Energy Indiana LLC,
3.25%, 10/1/49	120	122,646
3.75%, 5/15/46	45	47,966
Edison International,
4.95%, 4/15/25	213	216,791
Florida Power & Light Co.,
2.85%, 4/1/25	162	165,789
Georgia Power Co., Ser. B,
3.70%, 1/30/50	151	155,524
Jersey Central Power & Light Co.,
4.30%, 1/15/26 (a)(b)	160	171,505
6.15%, 6/1/37	70	86,116
Oncor Electric Delivery Co LLC,
2.95%, 4/1/25	208	215,707
PacifiCorp,
4.15%, 2/15/50	120	137,238
Pennsylvania Electric Co. (a)(b),
3.25%, 3/15/28	55	56,971
San Diego Gas & Electric Co., Ser. NNN,
3.60%, 9/1/23	145	150,719
Sempra Energy,
3.55%, 6/15/24	290	289,471
Southern California Edison Co.,
1.845%, 2/1/22	14	14,174
3.70%, 8/1/25, Ser. E	215	222,512
3.90%, 12/1/41	57	54,151

		3,018,395

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	129

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)	Value

Equity Real Estate Investment Trusts (REITs)—1.0%
American Tower Corp.,
3.375%, 5/15/24	$273	$270,059
4.00%, 6/1/25	235	245,537

		515,596

Healthcare-Services—0.4%
UnitedHealth Group, Inc.,
3.50%, 8/15/39	173	186,743

Insurance—1.1%
American International Group, Inc.,
4.375%, 1/15/55	135	128,560
Lincoln National Corp., 3 mo. LIBOR + 2.358% (d),
4.049%, 5/17/66	385	231,482
New York Life Insurance Co. (a)(b),
4.45%, 5/15/69	165	171,448

		531,490

Machinery-Diversified—0.3%
Deere & Co.,
3.75%, 4/15/50	121	136,262

Media—2.9%
Charter Communications Operating LLC,
4.908%, 7/23/25	280	301,718
5.375%, 5/1/47	95	103,783
Comcast Corp.,
3.10%, 4/1/25	81	86,257
3.75%, 4/1/40	162	178,721
Fox Corp.,
3.05%, 4/7/25	72	72,756
Time Warner Cable LLC,
4.50%, 9/15/42	55	52,308
6.55%, 5/1/37	55	63,260
ViacomCBS, Inc.,
4.75%, 5/15/25	140	140,517
6.25%, 2/28/57 (converts to FRN on 2/28/27) (d)	235	203,351
Walt Disney Co.,
4.70%, 3/23/50	95	123,865
7.30%, 4/30/28	55	72,461

		1,398,997

Miscellaneous Manufacturing—0.9%
3M Co.,
3.70%, 4/15/50	81	90,891
General Electric Co.,
5.55%, 1/5/26	200	215,633
6.75%, 3/15/32	100	120,514

		427,038

Oil, Gas & Consumable Fuels—0.9%
Boston Gas Co. (a)(b),
3.15%, 8/1/27	208	205,360
Hess Corp.,
7.125%, 3/15/33	103	78,981
NiSource, Inc.,
6.25%, 12/15/40	110	155,698

		440,039

Pharmaceuticals—1.5%
AbbVie, Inc. (a)(b),
2.60%, 11/21/24	352	356,627
Allergan Funding SCS,
3.85%, 6/15/24	215	223,562
Cigna Corp.,
4.80%, 8/15/38	120	135,467
CVS Health Corp.,
4.875%, 7/20/35	25	28,294

		743,950

	Principal Amount (000s)	Value

Pipelines—3.0%
Columbia Pipeline Group, Inc.,
4.50%, 6/1/25	$151	$149,701
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	73	85,719
Energy Transfer Operating L.P.,
2.90%, 5/15/25	357	302,567
4.05%, 3/15/25	139	123,461
4.75%, 1/15/26	180	158,325
5.50%, 6/1/27	150	131,648
6.50%, 2/1/42	90	82,104
Kinder Morgan Energy Partners L.P.,
7.50%, 11/15/40	20	22,095
Plains All American Pipeline L.P.,
4.65%, 10/15/25	520	418,475

		1,474,095

Real Estate Management & Development—1.5%
American Tower Corp.,
5.00%, 2/15/24	352	371,255
Target Corp.,
2.25%, 4/15/25	355	359,338

		730,593

Semiconductors—1.2%
Broadcom, Inc. (a)(b),
4.25%, 4/15/26	560	569,443

Shipbuilding—0.3%
Huntington Ingalls Industries Inc. (a)(b),
3.844%, 5/1/25	142	144,950

Software—0.4%
Oracle Corp.,
2.50%, 4/1/25	201	205,432

Telecommunications—1.1%
AT&T, Inc.,
3.90%, 3/11/24	300	315,399
4.30%, 2/15/30	205	221,300

		536,699

Transportation—0.5%
Kansas City Southern,
4.20%, 11/15/69	55	52,808
United Parcel Service, Inc.,
3.40%, 9/1/49	169	170,907

		223,715

Total Corporate Bonds & Notes (cost—$16,963,144)		16,159,121

Asset-Backed Securities—16.6%
Ally Auto Receivables Trust, Series 2019-1, Class A3,
2.91%, 9/15/23	190	193,715
American Express Credit Account Master Trust, 1 mo. LIBOR + 0.380%, Series 2017-5, Class A (d),
1.085%, 2/18/25	547	529,775
BA Credit Card Trust, Series 2018-A3, Class A3,
3.10%, 12/15/23	285	291,277
BMW Vehicle Owner Trust, Series 2018-A, Class A4,
2.51%, 6/25/24	123	123,414
CarMax Auto Owner Trust, Series 2020-1, Class A4,
2.03%, 6/16/25	230	231,752
Citibank Credit Card Issuance Trust, 1 mo. LIBOR + 0.620%, Series 2017-A5, Class A5 (d),
1.544%, 4/22/26	580	555,255
CNH Equipment Trust, Series 2019-B, Class A3,
2.52%, 8/15/24	210	214,507
Dryden 68 CLO Ltd., 3 mo. USD-LIBOR + 1.310%, Series 2019-68A, Class A (a)(b)(d),
3.141%, 7/15/32	385	363,608

	Principal Amount (000s)	Value
Ford Credit Auto Owner Trust,
1.93%, 4/15/25 Series 2019-C, Class A4	$775	$778,941
2.04%, 8/15/31 Series 2020-1, Class A (a)(b)	143	133,679
GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3,
2.18%, 4/16/24	520	523,975
Honda Auto Receivables Owner Trust,
1.63%, 10/21/26 Series 2020-1, Class A4	205	204,126
1.68%, 8/16/21 Series 2017-2, Class A3	9	9,205
2.83%, 3/20/23 Series 2019-1, Class A3	325	331,069
HPEFS Equipment Trust, Series 2019-1A, Class A3 (a)(b),
2.21%, 9/20/29	283	279,000
Hyundai Auto Receivables Trust,
1.94%, 2/15/24 Series 2019-B, Class A3	321	315,944
1.96%, 2/15/23 Series 2017-B, Class A4	275	276,852
2.66%, 6/15/23 Series 2019-A, Class A3	260	261,690
John Deere Owner Trust, Series 2019-B, Class A2,
2.28%, 5/16/22	268	269,066
Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3,
2.90%, 10/16/23	320	327,365
Octagon Investment Partners 30 Ltd., 3 mo. USD-LIBOR-BBA + 1.320%, Series 2017-1A, Class A1 (a)(b)(d),
3.139%, 3/17/30	260	249,802
Toyota Auto Receivables Owner Trust, Series 2020-A, Class A4,
1.68%, 5/15/25	450	450,982
Verizon Owner Trust, Series 2019-C, Class A1A,
1.94%, 4/22/24	640	612,694
Volvo Financial Equipment Master Owner Trust, 1 mo. LIBOR + 0.520%, Series 2018-A, Class A (a)(b)(d),
1.225%, 7/17/23	532	526,524

Total Asset-Backed Securities (cost—$8,169,596)		8,054,217

U.S. Treasury Obligations—10.5%
U.S. Treasury Bonds,
2.375%, 11/15/49	503	628,986
4.50%, 5/15/38	131	207,502
U.S. Treasury Coupon Strips,
zero coupon, 5/15/38	1,770	1,420,389
U.S. Treasury Notes,
0.375%, 3/31/22	225	225,703
0.50%, 3/15/23	490	493,062
0.50%, 3/31/25	159	160,056
0.625%, 3/31/27	258	259,108
1.125%, 4/30/20	750	750,703
1.50%, 2/15/30	867	933,380

Total U.S. Treasury Obligations (cost—$4,907,593)		5,078,889

Mortgage-Backed Securities—3.0%
Bank 2019, 2.92%,
12/15/52 Series BNK23, Class A3	385	407,786
3.183%, 8/15/61 Series BNK19, Class A3	380	410,604
Bank 2020, Series BN26, Class A4,
2.403%, 3/15/63	540	545,536

130	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)	Value
Benchmark Mortgage Trust,
Series 2020-B17, Class A5, 2.289%, 3/15/53	$100	$100,458

Total Mortgage-Backed Securities (cost—$1,465,935)		1,464,384

	Shares

Preferred Stock—1.1%

Banks—1.1%
Citigroup Capital XIII (d),
8.14%, 10/30/40	11,055	283,008
JPMorgan Chase & Co. (c)	822	20,751
Wells Fargo & Co. (c),
4.75%, 3/15/25	11,900	249,900

Total Preferred Stock (cost—$624,049)		553,659

Total Investments (cost—$48,167,272)—98.3%		47,806,764

Other assets less liabilities (e)—1.7%		837,455

Net Assets—100.0%		$48,644,219

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $3,818,331, representing 7.8% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,818,331, representing 7.8% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2020.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	28	6/30/20	$5,600	$6,171	$4,261
5-Year U.S. Treasury Note	58	6/30/20	5,800	7,271	31,048
10-Year Ultra U.S. Treasury Bond	15	6/19/20	1,500	2,340	12,248
U.S. Long Bond	10	6/19/20	1,000	2,219	54,504

					$102,061

Short position contracts:
10-Year U.S. Treasury Note	(8)	6/19/20	$(800)	$(1,109)	$3,329
U.S. Long Bond	(10)	6/19/20	(1,000)	(1,791)	(17,828)

					$(14,499)

					$87,562

Credit default swaps agreements outstanding at March 31, 2020:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
American Express Co.	$520	5.828%	12/20/24	(1.00)%	Quarterly	$(11,125)	$(9,050)	$(2,075)
AT&T, Inc.	430	2.377%	12/20/24	(1.00)%	Quarterly	20,204	(3,269)	23,473
Berkshire Hathaway Inc.	695	0.287%	12/20/24	(1.00)%	Quarterly	(24,373)	(21,277)	(3,096)
Citigroup Inc.	565	0.838%	12/20/24	(1.00)%	Quarterly	2,463	17,903	(15,440)
CSX Corp.	420	3.289%	12/20/24	(1.00)%	Quarterly	(14,348)	(14,351)	3
Energy Transfer Operating, L.P.	1,340	3.583%	12/20/24	(1.00)%	Quarterly	128,648	68,352	60,296
International Business Machines Corp.	520	0.496%	12/20/24	(1.00)%	Quarterly	(14,347)	(14,586)	239
Kinder Morgan, Inc.	630	2.047%	12/20/24	(1.00)%	Quarterly	16,637	35,642	(19,005)

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	131

Schedule of Investments

March 31, 2020 (unaudited)

Credit default swaps agreements outstanding at March 31, 2020 (continued):
Centrally cleared buy protection swap agreements (continued):
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Marriott International, Inc.	$249	1.336%	12/20/20	(1.00)%	Quarterly	$(1,058)	$(1,517)	$459
McKesson Corp.	845	0.396%	12/20/24	(1.00)%	Quarterly	(23,385)	(10,040)	(13,345)
Morgan Stanley	785	1.341%	6/20/25	(1.00)%	Quarterly	9,126	17,340	(8,214)
Prudential Financial, Inc.	430	0.679%	12/20/24	(1.00)%	Quarterly	(3,899)	(10,599)	6,700
Simon Property Group, L.P.	555	2.947%	6/20/25	(1.00)%	Quarterly	40,284	48,156	(7,872)
Southwest Airlines Co.	249	0.728%	12/20/20	(1.00)%	Quarterly	(141)	(1,537)	1,396
Union Pacific Corp.	420	0.262%	12/20/24	(1.00)%	Quarterly	(15,615)	(14,769)	(846)

						$109,071	$86,398	$22,673

Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid	Unrealized Depreciation
Goldman Sachs (ICE):
CDX.NA.IG.34	$5,420	1.168%	6/20/25	1.00%	Quarterly	$(34,269)	$13,590	$(47,859)
Verizon Communications Inc.	530	0.522%	12/20/24	1.00%	Quarterly	(2,469)	10,332	(12,801)

						$(36,738)	$23,922	$(60,660)

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2020 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f) At March 31, 2020, the Fund pledged $824,657 in cash as collateral for futures contracts and held $64,400 in cash as collateral for swap contracts. The Fund also held U.S. Treasury Obligations valued at $622,397 as collateral for swap contracts. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

ABS—Asset-Backed Securities

BBA—British Bankers’ Association

CDX—Credit Derivatives Index

CLO—Collateralized Loan Obligation

FRN—Floating Rate Note

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

REIT – Real Estate Investment Trust

132	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Core Plus Bond Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—38.1%

Aerospace & Defense—2.5%
Boeing Co.,
2.80%, 3/1/27	$270	$238,814
General Dynamics Corp.,
3.25%, 4/1/25	460	475,816
L3Harris Technologies, Inc.,
4.40%, 6/15/28	280	302,867
Northrop Grumman Systems Corp.,
7.875%, 3/1/26	240	258,089
United Technologies Corp.,
6.125%, 7/15/38	85	113,173

		1,388,759

Banks—9.2%
Australia & New Zealand Banking Group Ltd., (converts to FRN on 7/22/25) (a)(b)(d),
2.95%, 7/22/30	352	337,051
Bank of America Corp. (c)(d),
4.30%, 1/28/25 (converts to FRN on 1/28/25)	350	301,875
5.875%, 3/15/28 (converts to FRN on 3/15/28)	305	309,831
Citigroup, Inc., (converts to FRN on 1/30/25) (c)(d),
4.70%, 1/30/25	177	153,990
Citizens Financial Group, Inc., Ser. B, (converts to FRN on 7/6/23) (c)(d),
6.00%, 7/6/23	75	63,802
Credit Suisse Group AG, (converts to FRN on 8/1/26) (a)(b)(c)(d),
6.375%, 8/21/26	185	162,529
Fifth Third Bancorp, (converts to FRN on 6/30/23) (c)(d),
5.10%, 6/30/23	675	547,219
First Maryland Capital II, 3 mo. LIBOR + 0.850% (d),
2.613%, 2/1/27	443	428,049
Huntington Bancshares, Inc., Ser. E, (converts to FRN on 4/15/23) (c)(d),
5.70%, 4/15/23	105	84,051
Huntington Capital Trust I, 3 mo. LIBOR + 0.700% (d),
2.477%, 2/1/27	107	101,650
JPMorgan Chase & Co. (d), 3 mo. LIBOR + 0.950%,
2.713%, 2/2/37	602	416,885
4.493%, 3/24/31 (converts to FRN on 3/24/30)	335	385,747
KeyCorp,
2.55%, 10/1/29	345	308,749
Lloyds Banking Group PLC, (converts to FRN on 9/27/25) (c)(d),
7.50%, 9/27/25	430	386,783
Popular, Inc.,
6.125%, 9/14/23	275	256,780
State Street Corp. (d), 3 mo. LIBOR + 1.000%,
1.741%, 6/15/47	365	283,787
3.152%, 3/30/31 (converts to FRN on 3/30/30) (a)(b)	80	82,072
Truist Financial Corp., Ser. M, (converts to FRN on 12/15/27) (c)(d),
5.125%, 12/15/27	100	85,082
Wells Fargo & Co.,
5.95%, 12/1/86	85	106,894
Westpac Banking Corp., (converts to FRN on 2/4/25) (d),
2.894%, 2/4/30	350	335,870

		5,138,696

Beverages—0.2%
Anheuser-Busch Cos. LLC,
4.90%, 2/1/46	85	93,195

	Principal Amount (000s)	Value

Diversified Financial Services—1.2%
Discover Financial Services, Ser. C, (converts to FRN on 10/30/27) (c)(d),
5.50%, 10/30/27	$135	$108,110
Mastercard Inc.,
3.85%, 3/26/50	137	169,339
Visa, Inc.,
1.90%, 4/15/27	410	410,492

		687,941

Electric Utilities—6.3%
Berkshire Hathaway Energy Co.,
3.50%, 2/1/25	267	279,885
4.05%, 4/15/25 (a)(b)	138	149,352
4.25%, 10/15/50 (a)(b)	186	212,180
Commonwealth Edison Co.,
5.90%, 3/15/36	135	172,970
Consolidated Edison Co. of New York, Inc., Ser. 06-E,
5.70%, 12/1/36	45	58,612
DTE Electric Co., Ser. A,
6.625%, 6/1/36	45	60,660
DTE Energy Co.,
2.95%, 3/1/30	125	120,104
Duke Energy Indiana LLC,
3.25%, 10/1/49	140	143,087
3.75%, 5/15/46	55	58,625
Edison International,
4.95%, 4/15/25	246	250,379
Florida Power & Light Co.,
2.85%, 4/1/25	186	190,350
Georgia Power Co., Ser. B,
3.70%, 1/30/50	147	151,404
Jersey Central Power & Light Co.,
4.30%, 1/15/26 (a)(b)	170	182,224
6.15%, 6/1/37	165	202,988
Oncor Electric Delivery Co LLC,
2.95%, 4/1/25	239	247,855
PacifiCorp,
4.15%, 2/15/50	140	160,111
Pennsylvania Electric Co. (a)(b),
3.25%, 3/15/28	60	62,150
San Diego Gas & Electric Co., Ser. NNN,
3.60%, 9/1/23	190	197,493
Sempra Energy,
3.55%, 6/15/24	285	284,481
Southern California Edison Co.,
1.845%, 2/1/22	20	19,844
3.70%, 8/1/25, Ser. E	250	258,735
3.90%, 12/1/41	56	53,201

		3,516,690

Equity Real Estate Investment Trusts (REITs)—0.5%
American Tower Corp.,
4.00%, 6/1/25	280	292,555

Healthcare-Services—0.3%
UnitedHealth Group, Inc.,
3.50%, 8/15/39	160	172,710

Insurance—1.1%
American International Group, Inc.,
4.375%, 1/15/55	135	128,560
Lincoln National Corp., 3 mo. LIBOR + 2.358% (d),
4.049%, 5/17/66	540	324,675
MetLife, Inc. (a)(b),
9.25%, 4/8/38	55	67,925
New York Life Insurance Co. (a)(b),
4.45%, 5/15/69	105	109,104

		630,264

Machinery-Diversified—0.3%
Deere & Co.,
3.75%, 4/15/50	139	156,532

	Principal Amount (000s)	Value

Media—2.5%
Charter Communications Operating LLC,
4.908%, 7/23/25	$50	$53,878
5.375%, 5/1/47	90	98,321
Comcast Corp.,
3.10%, 4/1/25	93	99,035
3.75%, 4/1/40	186	205,198
Fox Corp.,
3.05%, 4/7/25	83	83,872
Time Warner Cable LLC,
4.50%, 9/15/42	115	109,371
6.55%, 5/1/37	45	51,759
ViacomCBS, Inc.,
4.75%, 5/15/25	162	162,598
6.25%, 2/28/57 (converts to FRN on 2/28/27) (d)	312	269,981
Walt Disney Co.,
4.70%, 3/23/50	110	143,423
7.30%, 4/30/28	100	131,747

		1,409,183

Miscellaneous Manufacturing—1.0%
3M Co.,
3.125%, 9/19/46	77	76,792
3.70%, 4/15/50	93	104,357
General Electric Co.,
5.55%, 1/5/26	240	258,759
6.75%, 3/15/32	100	120,514

		560,422

Oil, Gas & Consumable Fuels—1.0%
Boston Gas Co. (a)(b),
3.15%, 8/1/27	204	201,410
Hess Corp.,
7.125%, 3/15/33	87	66,712
NiSource, Inc.,
6.25%, 12/15/40	220	311,396

		579,518

Pharmaceuticals—2.0%
AbbVie, Inc. (a)(b),
2.60%, 11/21/24	292	295,839
Allergan Funding SCS,
3.85%, 6/15/24	375	389,933
Cigna Corp.,
4.80%, 8/15/38	115	129,823
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/26	280	288,086

		1,103,681

Pipelines—5.0%
Columbia Pipeline Group, Inc.,
4.50%, 6/1/25	143	141,770
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	75	88,068
Energy Transfer Operating L.P.,
2.90%, 5/15/25	592	501,736
4.05%, 3/15/25	230	204,289
4.75%, 1/15/26	295	259,477
6.50%, 2/1/42	110	100,349
7.125%, 5/15/30 (converts to FRN on 5/15/30) (c)(d)	1,161	712,622
Kinder Morgan Energy Partners L.P.,
7.50%, 11/15/40	30	33,142
Plains All American Pipeline L.P.,
4.65%, 10/15/25	490	394,332
6.125%, 11/15/22, Ser. B (converts to FRN on 11/15/22) (c)(d)	667	334,664

		2,770,449

Real Estate Management & Development—2.1%
American Tower Corp.,
5.00%, 2/15/24	715	754,112

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	133

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)	Value
Target Corp.,
2.25%, 4/15/25	$405	$409,949

		1,164,061

Semiconductors—0.8%
Broadcom, Inc. (a)(b),
4.25%, 4/15/26	430	437,251

Shipbuilding—0.3%
Huntington Ingalls Industries Inc. (a)(b),
3.844%, 5/1/25	162	165,366

Software—0.4%
Oracle Corp.,
2.50%, 4/1/25	231	236,093

Telecommunications—1.0%
AT&T, Inc.,
3.90%, 3/11/24	345	362,709
4.30%, 2/15/30	200	215,903

		578,612

Transportation—0.4%
Kansas City Southern,
4.20%, 11/15/69	50	48,007
United Parcel Service, Inc.,
3.40%, 9/1/49	154	155,738

		203,745

Total Corporate Bonds & Notes (cost—$23,028,098)		21,285,723

U.S. Government Agency Securities—31.5%
Fannie Mae, MBS,
2.50%, 11/1/31 Pool, 15 Year	375	390,895
3.00%, 10/1/29 Pool, 15 Year	1,018	1,067,637
3.00%, 3/1/50 Pool, 30 Year	2,748	2,887,632
3.50%, 4/1/48 Pool, 30 Year	3,101	3,319,243
4.00%, 3/1/49 Pool, 30 Year	2,908	3,117,803
4.50%, 2/1/48 Pool, 30 Year	1,178	1,279,773
Freddie Mac, MBS, Pool, 30 Year,
3.00%, 1/1/46	1,236	1,309,233
Ginnie Mae, MBS,
3.50%, 2/20/48 Pool, 30 Year	923	988,408
4.00%, 3/20/48 Pool, 30 Year	512	551,090
United States Small Business Administration, ABS,
2.60%, 6/1/39 Series 2019-20, Class F1	135	138,869
2.88%, 5/1/39 Series 2019-20, Class E1	211	218,563
2.92%, 1/1/38 Series 2018-20, Class A1	377	392,611
3.20%, 3/1/39 Series 2019-20, Class C1	115	122,059
3.26%, 2/1/39 Series 2019-20, Class B1	105	111,458
3.37%, 1/1/39 Series 2019-20, Class A1	275	292,792
3.50%, 5/1/38 Series 2018-20, Class E1	281	302,492
3.53%, 9/1/38 Series 2018-20, Class I1	341	364,557
3.54%, 7/1/38 Series 2018-20, Class G1	252	271,960
3.58%, 8/1/38 Series 2018-20, Class H1	480	517,654

Total U.S. Government Agency Securities (cost—$17,096,351)		17,644,729

Asset-Backed Securities—23.6%
American Express Credit Account, 1 mo. LIBOR + 0.320%, Series 2018-3, Class A (d),
1.025%, 10/15/25	100	97,904

	Principal Amount (000s)	Value
American Express Credit Account Master Trust, 1 mo. LIBOR + 0.380%, Series 2017-5, Class A (d),
1.085%, 2/18/25	$903	$874,564
BA Credit Card Trust, Series 2018-A3, Class A3,
3.10%, 12/15/23	510	521,232
BMW Vehicle Owner Trust, Series 2018-A, Class A4,
2.51%, 6/25/24	260	260,876
CarMax Auto Owner Trust, Series 2020-1, Class A4,
2.03%, 6/16/25	585	589,457
Carmax Auto Owner Trust, Series 2019-3, Class C,
2.60%, 6/16/25	400	398,385
Chesapeake Funding II LLC, Series 2019-2A, Class C (a)(b),
2.27%, 9/15/31	400	390,289
Citibank Credit Card Issuance Trust, 1 mo. LIBOR + 0.620%, Series 2017-A5, Class A5 (d),
1.544%, 4/22/26	695	665,349
CNH Equipment Trust, Series 2019-B, Class A3,
2.52%, 8/15/24	515	526,052
Dryden 68 CLO Ltd., 3 mo. USD-LIBOR + 1.310%, Series 2019-68A, Class A (a)(b)(d),
3.141%, 7/15/32	515	486,385
Ford Credit Auto Owner Trust,
1.93%, 4/15/25 Series 2019-C, Class A4	575	577,924
2.04%, 8/15/31 Series 2020-1, Class A (a)(b)	232	216,877
GM Financial Automobile Leasing Trust, Series 2019-3, Class C,
2.35%, 7/20/23	400	374,754
Honda Auto Receivables Owner Trust,
1.63%, 10/21/26 Series 2020-1, Class A4	290	288,763
1.68%, 8/16/21 Series 2017-2, Class A3	11	10,600
2.83%, 3/20/23 Series 2019-1, Class A3	210	213,922
HPEFS Equipment Trust (a)(b),
2.21%, 9/20/29 Series 2019-1A, Class A3	507	499,834
2.49%, 9/20/29 Series 2019-1A, Class C	400	392,418
Hyundai Auto Receivables Trust, Series 2019-B,
Class C, 2.40%, 6/15/26	600	594,421
John Deere Owner Trust, Series 2019-B, Class A2,
2.28%, 5/16/22	358	358,754
MVW LLC, Series 2019-2A, Class A (a)(b),
2.22%, 10/20/38	540	489,473
Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3,
2.90%, 10/16/23	435	445,012
Octagon Investment Partners 30 Ltd., 3 mo. USD-LIBOR-BBA + 1.320%, Series 2017-1A, Class A1 (a)(b)(d),
3.139%, 3/17/30	566	543,524
Sofi Consumer Loan Program LLC, Series 2016-3, Class B (a)(b)(d),
4.49%, 12/26/25	600	578,215
Toyota Auto Receivables Owner Trust, Series 2020-A, Class A4,
1.68%, 5/15/25	800	801,745
Verizon Owner Trust, 1.94%,
4/22/24 Series 2019-C, Class A1A	755	722,788
2.16%, 4/22/24 Series 2019-C, Class C	600	578,718
Volvo Financial Equipment Master Owner Trust, 1 mo. LIBOR + 0.520%, Series 2018-A, Class A (a)(b)(d),
1.225%, 7/17/23	728	720,507

Total Asset-Backed Securities (cost—$13,532,690)		13,218,742

	Principal Amount (000s)	Value

U.S. Treasury Obligations—5.1%
U.S. Treasury Bonds,
2.375%, 11/15/49	$574	$717,769
U.S. Treasury Notes,
0.50%, 3/31/25	181	182,202
0.625%, 3/31/27	599	601,574
1.125%, 4/30/20	900	900,844
1.375%, 10/31/20	260	261,889
1.50%, 2/15/30	187	201,317

Total U.S. Treasury Obligations (cost—$2,862,307)		2,865,595

Mortgage-Backed Securities—3.1%
Bank 2019, 2.92%,
12/15/52 Series BNK23, Class A3	660	699,063
3.183%, 8/15/61 Series BNK19, Class A3	660	713,153
Bank 2020, Series BN26, Class A4,
2.403%, 3/15/63	315	318,229

Total Mortgage-Backed Securities (cost—$1,705,825)		1,730,445

	Shares

Preferred Stock—1.1%

Banks—1.1%
Citigroup Capital XIII (d),
8.14%, 10/30/40	11,980	306,688
JPMorgan Chase & Co. (c)	947	23,907
Wells Fargo & Co. (c),
4.75%, 3/15/25	13,805	289,905

Total Preferred Stock (cost—$700,015)		620,500

Total Investments (cost—$58,925,286)—102.5%		57,365,734

Liabilities in excess of other assets (e)—(2.5)%		(1,389,686)

Net Assets—100.0%		$55,976,048

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $6,781,975, representing 12.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $6,781,975, representing 12.1% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2020.

134	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	42	6/30/20	$8,400	$9,256	$5,635
5-Year U.S. Treasury Note	55	6/30/20	5,500	6,895	26,464
10-Year U.S. Treasury Note	2	6/19/20	200	277	996
10-Year Ultra U.S. Treasury Bond	5	6/19/20	500	780	(634)
U.S. Long Bond	24	6/19/20	2,400	4,769	51,436

					$83,897

Credit default swaps agreements outstanding at March 31, 2020:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
American Express Co.	$595	5.828%	12/20/24	(1.00)%	Quarterly	$(12,729)	$(10,356)	$(2,373)
AT&T, Inc.	1,165	2.377%	12/20/24	(1.00)%	Quarterly	54,742	(8,855)	63,597
Berkshire Hathaway Inc.	1,205	0.287%	12/20/24	(1.00)%	Quarterly	(42,257)	(36,891)	(5,366)
Citigroup Inc.	650	0.838%	12/20/24	(1.00)%	Quarterly	2,834	20,584	(17,750)
CSX Corp.	560	0.329%	12/20/24	(1.00)%	Quarterly	(19,133)	(19,662)	529
Energy Transfer Operating, L.P.	2,640	3.583%	12/20/24	(1.00)%	Quarterly	253,458	160,005	93,453
International Business Machines Corp.	605	0.496%	12/20/24	(1.00)%	Quarterly	(16,693)	(16,970)	277
Kinder Morgan, Inc.	720	2.047%	12/20/24	(1.00)%	Quarterly	19,013	40,733	(21,720)
Marathon Petroleum Corp.	410	1.662%	12/20/24	(5.00)%	Quarterly	(42,224)	(25,455)	(16,769)
McKesson Corp.	1,205	0.473%	12/20/24	(1.00)%	Quarterly	(33,348)	(11,697)	(21,651)
Morgan Stanley	1,030	1.341%	6/20/25	(1.00)%	Quarterly	11,974	22,751	(10,777)
Prudential Financial, Inc.	605	0.679%	12/20/24	(1.00)%	Quarterly	(5,487)	(14,913)	9,426
Simon Property Group, L.P.	640	2.947%	6/20/25	(1.00)%	Quarterly	46,453	55,532	(9,079)
The Williams Companies, Inc.	410	1.749%	12/20/24	(1.00)%	Quarterly	28,679	46,979	(18,300)
Union Pacific Corp.	560	0.262%	12/20/24	(1.00)%	Quarterly	(20,821)	(20,259)	(562)

						$224,461	$181,526	$42,935

Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
CDX.NA.HY.33 Index	$4,485	5.762%	12/20/24	5.00%	Quarterly	$(281,508)	$(348,936)	$67,428
CDX.NA.IG.34	6,440	1.168%	6/20/25	1.00%	Quarterly	(40,718)	16,148	(56,866)
Verizon Communications Inc.	615	0.522%	12/20/24	1.00%	Quarterly	(2,866)	11,989	(14,855)

						$(325,092)	$(320,799)	$(4,293)

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2020 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	135

Schedule of Investments

March 31, 2020 (unaudited)

(f) At March 31, 2020, the Fund pledged $1,490,159 in cash as collateral for futures contracts and $367,797 in cash as collateral for swap contracts. The Fund also held U.S. Treasury Obligations valued at $849,621 as collateral for swap contracts. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

ABS—Asset-Backed Securities

BBA—British Bankers’ Association

CDX—Credit Derivatives Index

CLO—Collateralized Loan Obligation

FRN—Floating Rate Note

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

REIT – Real Estate Investment Trust

136	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Emerging Markets Consumer Fund

	Shares	Value

Common Stock—95.7%

Brazil—2.3%
Ambev S.A.	60,400	$138,559
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	29,300	79,677
Porto Seguro S.A.	19,100	165,118
Qualicorp Consultoria e Corretora de Seguros S.A.	52,800	239,811
Tim Participacoes S.A.	46,700	111,805

		734,970

Canada—1.5%
Manulife Financial Corp.	39,217	492,407

China—43.6%
Alibaba Group Holding Ltd. ADR (e)	11,485	2,233,603
Autobio Diagnostics Co., Ltd., Class A	20,694	337,322
BYD Electronic International Co., Ltd.	91,000	149,631
Changchun High & New Technology Industry Group, Inc., Class A	2,800	214,192
China Medical System Holdings Ltd.	66,000	70,604
China Merchants Bank Co., Ltd., Class H	217,000	970,808
China Vanke Co., Ltd., Class H	169,200	551,060
China Yuhua Education Corp., Ltd. (a)	148,000	108,572
Geely Automobile Holdings Ltd.	100,000	145,122
Greenland Holdings Corp., Ltd., Class A	498,885	377,672
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	60,000	159,734
Guangzhou R&F Properties Co., Ltd., Class H	154,800	199,107
Hisense Home Appliances Group Co., Ltd., Class H	144,000	131,485
JD.com, Inc. ADR (e)	20,700	838,350
Lenovo Group Ltd.	268,000	141,971
Longfor Group Holdings Ltd. (a)	56,000	269,522
Luye Pharma Group Ltd. (a)	229,000	110,344
Meituan Dianping, Class B (e)	20,000	238,425
NetEase, Inc. ADR	3,400	1,091,264
New Oriental Education & Technology Group, Inc. ADR	4,900	530,376
Ping An Insurance Group Co. of China Ltd., Class H	124,000	1,211,016
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	22,900	833,135
Shimao Property Holdings Ltd.	113,500	393,348
Tencent Holdings Ltd.	51,200	2,530,693
Wuliangye Yibin Co., Ltd., Class A	11,601	186,613
Zhongsheng Group Holdings Ltd.	34,500	119,721

		14,143,690

Hong Kong—1.3%
Brilliance China Automotive Holdings Ltd.	222,000	180,778
Vinda International Holdings Ltd.	93,000	223,944

		404,722

	Shares	Value

India—4.3%
Bajaj Finance Ltd.	4,238	$123,864
HDFC Bank Ltd. ADR	22,820	877,657
Hindustan Unilever Ltd.	12,466	378,057

		1,379,578

Indonesia—0.8%
Indofood Sukses Makmur Tbk PT	441,300	170,722
Media Nusantara Citra Tbk PT	1,533,700	84,738

		255,460

Japan—0.8%
Astellas Pharma, Inc.	7,100	109,392
Hoya Corp.	1,800	153,057

		262,449

Korea (Republic of)—9.4%
Hyundai Mobis Co., Ltd.	3,439	475,709
Kia Motors Corp.	9,259	194,892
LG Electronics, Inc.	3,754	147,600
Samsung Electronics Co., Ltd.	57,586	2,239,029

		3,057,230

Malaysia—0.4%
Top Glove Corp. Bhd.	91,000	135,505

Mexico—1.1%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand ADR	11,665	37,794
Grupo Financiero Banorte S.A.B de C.V., Class O	115,400	316,198

		353,992

Philippines—0.9%
Altus San Nicolas Corp. (c)(d)(e)	5,738	1,139
Ayala Land, Inc.	153,450	90,552
Globe Telecom, Inc.	3,005	113,883
Robinsons Land Corp.	304,900	88,705

		294,279

Poland—0.3%
Dino Polska S.A. (a)(e)	2,654	103,238

Russian Federation—1.7%
Mobile TeleSystems PJSC ADR	71,150	540,740

Singapore—0.5%
CapitaLand Ltd.	88,300	176,947

South Africa—0.8%
Mr Price Group Ltd.	17,700	112,320
Naspers Ltd., Class N	1,142	162,295

		274,615

Switzerland—3.0%
Roche Holding AG	3,018	971,017

Taiwan—10.7%
Asustek Computer, Inc.	31,000	209,898
Chicony Electronics Co., Ltd.	34,000	84,889
Chlitina Holding Ltd.	27,000	153,327
Chong Hong Construction Co., Ltd.	62,000	153,259
CTBC Financial Holding Co., Ltd.	875,000	515,234
Eclat Textile Co., Ltd.	7,000	55,415
First Financial Holding Co., Ltd.	1,017,447	657,475
Grape King Bio Ltd.	19,000	123,534
Lite-On Technology Corp.	280,000	380,911
Pou Chen Corp.	71,000	60,010
Primax Electronics Ltd.	273,000	345,805

	Shares	Value
Shin Kong Financial Holding Co., Ltd. (e)	407,724	$102,260
Taiwan Paiho Ltd.	48,000	82,247
Wistron Corp.	691,000	558,626

		3,482,890

Thailand—3.4%
Advanced Info Service PCL (c)(d)	77,300	468,679
Bangkok Dusit Medical Services PCL (c)(d)	500,800	286,756
Charoen Pokphand Foods PCL (c)(d)	173,300	127,634
Thanachart Capital PCL (c)(d)	220,000	221,282

		1,104,351

Turkey—0.6%
Turkcell Iletisim Hizmetleri AS	79,660	147,960
Ulker Biskuvi Sanayi AS (e)	17,302	51,409

		199,369

United States—8.3%
Apple, Inc.	2,100	534,009
Garmin Ltd.	2,900	217,384
Mastercard, Inc., Class A	3,710	896,188
Microsoft Corp.	1,300	205,023
Procter & Gamble Co.	4,900	539,000
Thermo Fisher Scientific, Inc.	1,020	289,272

		2,680,876

Total Common Stock (cost—$30,710,626)		31,048,325

Preferred Stock—0.7%

Brazil—0.7%
Banco do Estado do Rio Grande do Sul S.A., Class B	41,600	95,512
Itau Unibanco Holding S.A.	30,850	137,089

Total Preferred Stock (cost—$501,512)		232,601

	Principal Amount (000s)

Repurchase Agreements—3.5%
State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $1,130,000; collateralized by U.S. Treasury Notes, 2.75%, due 4/30/23, valued at $1,157,747 including accrued interest
(cost—$1,130,000)	$1,130	1,130,000

Total Investments (cost—$32,342,138) (b)—99.9%		32,410,926

Other assets less liabilities—0.1%		42,247

Net Assets—100.0%		$32,453,173

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $591,676, representing 1.8% of net assets.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	137

Schedule of Investments

March 31, 2020 (unaudited)

(b) Securities with an aggregate value of $19,517,191, representing 60.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $1,105,490, representing 3.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Technology Hardware, Storage & Peripherals	13.8%
Banks	11.8%
Internet & Direct Marketing Retail	10.7%
Interactive Media & Services	7.8%
Real Estate Management & Development	7.1%
Insurance	6.1%
Pharmaceuticals	5.0%
Healthcare Equipment & Supplies	4.5%
Wireless Telecommunication Services	4.3%
Household Products	3.5%
Entertainment	3.4%
IT Services	2.8%
Diversified Consumer Services	2.0%
Household Durables	1.8%
Healthcare Providers & Services	1.6%
Automobiles	1.6%
Auto Components	1.5%
Food Products	1.1%
Beverages	1.0%
Life Sciences Tools & Services	0.9%
Personal Products	0.8%
Specialty Retail	0.7%
Software	0.6%
Textiles, Apparel & Luxury Goods	0.6%
Communications Equipment	0.4%
Consumer Finance	0.4%
Food & Staples Retailing	0.3%
Media	0.3%
Hotels, Restaurants & Leisure	0.0%
Repurchase Agreements	3.5%
Other assets less liabilities	0.1%

100.0%

AllianzGI Emerging Markets

Small-Cap Fund

	Shares	Value

Common Stock—95.9%

Brazil—2.2%
Camil Alimentos S.A.	17,600	$26,386
Qualicorp Consultoria e Corretora de Seguros S.A.	20,900	94,925

		121,311

China—18.6%
China Lesso Group Holdings Ltd.	88,000	113,925
China National Building Material Co., Ltd., Class H	182,000	195,524
China Power International Development Ltd.	68,000	12,583
China Yuhua Education Corp., Ltd. (a)	100,000	73,359
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	16,000	42,596
Hisense Home Appliances Group Co., Ltd., Class H	59,000	53,872
Jiangsu Expressway Co., Ltd., Class H	48,000	53,350
NetDragon Websoft Holdings Ltd.	30,500	72,877
West China Cement Ltd.	948,000	145,768
YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H (a)	31,400	146,922
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	154,600	111,210

		1,021,986

Czech Republic—0.6%
Philip Morris CR AS	60	32,196

Greece—0.2%
Motor Oil Hellas Corinth Refineries S.A.	860	10,497

Hong Kong—0.8%
K Wah International Holdings Ltd.	101,197	43,481

India—13.5%
Amara Raja Batteries Ltd.	7,964	50,371
Bata India Ltd.	4,683	75,882
DCM Shriram Ltd.	8,983	25,484
Godfrey Phillips India Ltd.	1,729	21,288
Granules India Ltd. (e)	21,789	40,559
Indraprastha Gas Ltd.	16,146	83,094
Ipca Laboratories Ltd.	6,882	124,749
Mindtree Ltd.	6,735	73,777
Mphasis Ltd.	5,447	47,615
NIIT Technologies Ltd. (e)	2,630	39,808
REC Ltd.	22,801	26,691
SRF Ltd.	1,429	52,426
Strides Pharma Science Ltd.	19,711	83,624

		745,368

Indonesia—1.2%
Bukit Asam Tbk PT	75,500	9,979
Media Nusantara Citra Tbk PT	643,200	35,537
Wijaya Karya Persero Tbk PT	396,600	20,090

		65,606

Korea (Republic of)—12.1%
CJ CheilJedang Corp.	477	84,253
Daelim Industrial Co., Ltd.	553	33,159
DB HiTek Co., Ltd.	2,419	42,257
F&F Co., Ltd.	1,121	84,198
Hite Jinro Co., Ltd.	1,779	38,827

	Shares	Value
Hyosung Corp.	1,974	$98,379
LG Innotek Co., Ltd.	1,450	133,437
Macquarie Korea Infrastructure Fund	9,254	82,182
Partron Co., Ltd.	3,544	21,873
SK Networks Co., Ltd.	7,724	28,636
Unid Co., Ltd.	690	19,271

		666,472

Malaysia—1.1%
Kossan Rubber Industries	49,900	59,000

Mexico—2.7%
Fibra Uno Administracion S.A. de C.V. REIT	124,000	97,172
Grupo Aeroportuario del Centro Norte S.A.B de C.V.	5,100	17,235
Qualitas Controladora S.A.B. de C.V.	14,300	36,729

		151,136

Poland—1.4%
Dino Polska S.A. (a)(e)	1,283	49,908
Energa S.A. (e)	15,313	25,436

		75,344

Russian Federation—2.9%
Federal Grid Co. Unified Energy System PJSC (c)(d)	40,890,000	84,234
Magnitogorsk Iron & Steel Works PJSC GDR	8,057	50,517
PIK Group PJSC (c)(d)	5,407	28,377

		163,128

South Africa—4.4%
Gold Fields Ltd. ADR	26,855	127,561
Netcare Ltd.	136,315	114,323

		241,884

Taiwan—27.6%
Accton Technology Corp.	12,000	64,207
Aten International Co., Ltd.	13,000	33,544
BenQ Materials Corp.	53,000	23,518
Bioteque Corp.	29,000	89,773
Chipbond Technology Corp.	66,000	106,878
ChipMOS Technologies, Inc.	97,000	84,851
Darfon Electronics Corp.	13,000	12,755
Farglory Land Development Co., Ltd.	14,000	17,505
Formosa Advanced Technologies Co., Ltd.	14,000	14,921
Greatek Electronics, Inc.	12,000	16,668
Huaku Development Co., Ltd.	22,000	59,962
ITE Technology, Inc.	32,000	41,298
Lite-On Technology Corp.	128,000	174,131
Novatek Microelectronics Corp.	12,000	67,658
Pixart Imaging, Inc.	17,000	78,186
Radiant Opto-Electronics Corp.	43,000	111,272
Sercomm Corp.	64,000	132,722
Shinkong Synthetic Fibers Corp.	56,000	18,470
Syncmold Enterprise Corp.	35,250	75,063
TaiDoc Technology Corp.	9,000	49,651
Taiwan Surface Mounting Technology Corp.	12,000	27,107
Tripod Technology Corp.	48,000	149,316
TXC Corp.	48,000	69,314

		1,518,770

138	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value

Thailand—2.7%
Carabao Group PCL (c)(d)	39,000	$74,460
KGI Securities Thailand PCL (c)(d)	100,800	11,253
Thanachart Capital PCL (c)(d)	61,000	61,355

		147,068

Turkey—3.9%
Anadolu Cam Sanayii AS	39,920	18,758
Enerjisa Enerji AS (a)	51,105	52,394
Soda Sanayii AS	37,186	28,677
Torunlar Gayrimenkul Yatirim Ortakligi AS REIT (e)	102,493	28,827
Trakya Cam Sanayii AS	91,701	39,796
Vestel Elektronik Sanayi ve Ticaret AS (e)	28,912	46,005

		214,457

Total Common Stock (cost—$6,140,913)		5,277,704

Preferred Stock—2.6%

Brazil—2.0%
Cia de Transmissao de Energia Eletrica Paulista	14,400	52,572
Cia Paranaense de Energia	5,500	56,629

		109,201

Russian Federation—0.6%
Surgutneftegas PJSC (c)(d)	69,697	33,454

Total Preferred Stock (cost—$144,639)		142,655

Total Investments (cost—$6,285,552) (b)—98.5%		5,420,359

Other assets less liabilities—1.5%		81,133

Net Assets—100.0%		$5,501,492

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $322,583, representing 5.9% of net assets.

(b) Securities with an aggregate value of $4,210,435, representing 76.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $293,133, representing 5.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Semiconductors & Semiconductor Equipment	10.8%
Electronic Equipment, Instruments & Components	8.6%
Pharmaceuticals	8.0%
Construction Materials	6.2%
Electric Utilities	4.9%
Technology Hardware, Storage & Peripherals	4.0%
Healthcare Providers & Services	3.8%
Healthcare Equipment & Supplies	3.6%
Communications Equipment	3.6%
Metals & Mining	3.2%
IT Services	2.9%
Textiles, Apparel & Luxury Goods	2.9%
Building Products	2.8%
Chemicals	2.6%
Household Durables	2.3%
Equity Real Estate Investment Trusts (REITs)	2.3%
Real Estate Management & Development	2.2%
Beverages	2.1%
Machinery	2.0%
Food Products	2.0%
Industrial Conglomerates	1.8%
Capital Markets	1.7%
Gas Utilities	1.5%
Diversified Consumer Services	1.3%
Entertainment	1.3%
Transportation Infrastructure	1.3%
Banks	1.1%
Oil, Gas & Consumable Fuels	1.0%
Tobacco	1.0%
Construction & Engineering	1.0%
Electrical Equipment	0.9%
Food & Staples Retailing	0.9%
Insurance	0.7%
Media	0.7%
Trading Companies & Distributors	0.5%
Diversified Financial Services	0.5%
Containers & Packaging	0.3%
Independent Power Producers & Energy Traders	0.2%
Other assets less liabilities	1.5%

100.0%

AllianzGI Emerging Markets SRI Debt Fund

	Principal Amount (000s)	Value

Sovereign Debt Obligations—83.0%

Argentina—1.2%
Argentine Republic Government International Bond,
3.75%, 12/31/38	$500	$141,250
6.875%, 1/11/48	500	128,156

		269,406

Azerbaijan—1.8%
Republic of Azerbaijan International Bond,
3.50%, 9/1/32	500	419,500

Belarus—2.4%
Republic of Belarus International Bond,
6.20%, 2/28/30	200	182,149
6.20%, 2/28/30 (a)(b)	400	365,289

		547,438

Brazil—2.7%
Brazilian Government International Bond,
5.625%, 2/21/47	600	618,398

Chile—0.9%
Chile Government International Bond,
2.55%, 1/27/32	200	200,820

Colombia—3.2%
Colombia Government International Bond,
3.00%, 1/30/30	550	501,967
3.875%, 4/25/27	235	231,616

		733,583

Costa Rica—1.5%
Costa Rica Government International Bond,
4.25%, 1/26/23	200	179,200
6.125%, 2/19/31 (a)(b)	200	169,068

		348,268

Dominican Republic—3.3%
Dominican Republic International Bond,
5.95%, 1/25/27	600	563,633
6.50%, 2/15/48	200	176,689

		740,322

Ecuador—1.1%
Ecuador Government International Bond,
9.50%, 3/27/30	550	165,236
9.50%, 3/27/30 (a)(b)	250	75,107

		240,343

Egypt—1.5%
Egypt Government International Bond,
4.55%, 11/20/23 (a)(b)	200	178,142
8.50%, 1/31/47	200	164,795

		342,937

El Salvador—2.7%
El Salvador Government International Bond,
6.375%, 1/18/27	575	506,383
7.125%, 1/20/50	150	117,701

		624,084

Indonesia—5.5%
Indonesia Government International Bond,
3.50%, 1/11/28	200	197,531
Indonesia Government International Bond,
2.85%, 2/14/30	800	778,132
5.25%, 1/8/47	250	277,629

		1,253,292

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	139

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)	Value

Israel—2.2%
State of Israel,
3.375%, 1/15/50	$300	$291,202
3.875%, 7/3/50	200	200,000

		491,202

Jamaica—3.9%
Jamaica Government International Bond,
6.75%, 4/28/28	425	448,545
7.875%, 7/28/45	400	435,600

		884,145

Kazakhstan—5.8%
Kazakhstan Government International Bond,
4.875%, 10/14/44	500	571,125
5.125%, 7/21/25	700	757,453

		1,328,578

Korea (Republic of)—1.0%
Korea International Bond,
2.50%, 6/19/29	200	215,820

Malaysia—1.2%
Malaysia Sukuk Global Bhd,
3.179%, 4/27/26	250	263,916

Mexico—3.6%
Mexico Government International Bond,
4.50%, 4/22/29	750	767,829
5.75%, 10/12/10	50	52,136

		819,965

Morocco—2.6%
Morocco Government International Bond,
1.50%, 11/27/31	€100	96,984
1.50%, 11/27/31 (a)(b)	300	290,951
5.50%, 12/11/42	$200	213,850

		601,785

Panama—4.4%
Panama Government International Bond,
3.16%, 1/23/30	800	801,400
3.87%, 7/23/60	200	199,913

		1,001,313

Paraguay—1.8%
Paraguay Government International Bond,
5.40%, 3/30/50	400	400,600

	Principal Amount (000s)	Value

Philippines—5.0%
Philippine Government International Bond,
3.95%, 1/20/40	$725	$799,914
Philippine Government International Bond,
3.70%, 2/2/42	300	333,597

		1,133,511

Romania—0.3%
Romanian Government International Bond,
6.125%, 1/22/44	50	57,592

Russian Federation—3.0%
Russian Federal Bond,
4.375%, 3/21/29	400	429,192
5.25%, 6/23/47	200	243,350

		672,542

South Africa—2.9%
Republic of South Africa Government International Bond,
4.30%, 10/12/28	450	369,126
5.75%, 9/30/49	400	288,300

		657,426

Ukraine—5.7%
Ukraine Government International Bond,
4.375%, 1/27/30 (a)(b)	€100	88,457
7.75%, 9/1/23 (a)(b)	$200	187,924
7.75%, 9/1/27	1,100	1,011,516

		1,287,897

United Arab Emirates—3.7%
Abu Dhabi Government International Bond,
2.50%, 9/30/29	200	194,481
3.125%, 9/30/49 (a)(b)	700	654,476

		848,957

Uruguay—7.0%
Uruguay Government International Bond,
4.375%, 10/27/27	1,000	1,081,205
5.10%, 6/18/50	450	515,610

		1,596,815

Vietnam—1.1%
Vietnam Government International Bond,
4.80%, 11/19/24	250	246,860

Total Sovereign Debt Obligations (cost—$20,721,262)		18,847,315

	Principal Amount (000s)	Value

Corporate Bonds & Notes—1.5%

Colombia—0.7%
Promigas S.A. ESP (a)(b),
3.75%, 10/16/29	$200	$164,061

Paraguay—0.8%
Telefonica Celular del Paraguay S.A. (a)(b),
5.875%, 4/15/27	200	182,091

Total Corporate Bonds & Notes (cost—$410,752)		346,152

U.S. Treasury Obligation—0.9%
U.S. Treasury Notes,
2.00%, 2/15/25 (cost—$202,286)	200	215,594

Repurchase Agreements—15.5%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $3,517,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $3,592,529 including accrued interest

(cost—$3,517,000)	3,517	3,517,000

Total Investments (cost-$24,851,300)—100.9%		22,926,061

Liabilities in excess of other assets (c)—(0.9)%		(214,430)

Net Assets—100.0%		$22,711,631

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,355,566, representing 10.4% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,355,566, representing 10.4% of net assets.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	3	6/30/20	$300	$376	$12,351

Short position contracts:
10-Year U.S. Treasury Note	(2)	6/19/20	$(200)	$(277)	$(5,031)

					$7,320

140	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

Forward foreign currency contracts outstanding at March 31, 2020:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2020	Unrealized Appreciation	Unrealized Depreciation
Purchased:
29,900,000 Russian Ruble settling 4/15/20	JPMorgan Chase	$379,593	$379,925	$332	$—
23,019,454 Russian Ruble settling 4/15/20	State Street Bank and Trust Co.	361,515	292,497	—	(69,018)
656,000 Singapore Dollar settling 4/15/20	State Street Bank and Trust Co.	479,794	461,624	—	(18,170)

Sold:
406,701 Euro Currency settling 6/17/20	JPMorgan Chase	461,523	449,854	11,669	—
97,201 Euro Currency settling 6/17/20	State Street Bank and Trust Co.	108,822	107,514	1,308	—
31,105,066 Russian Ruble settling 4/15/20	JPMorgan Chase	494,789	395,237	99,552	—
25,226,000 Russian Ruble settling 4/15/20	State Street Bank and Trust Co.	381,475	320,534	60,941	—
654,500 Singapore Dollar settling 4/15/20	State Street Bank and Trust Co.	482,544	460,568	21,976	—

				$195,778	$(87,188)

(d) At March 31, 2020, the Fund pledged $1,837 in cash as collateral for futures contracts.

Glossary:

€—Euro

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	83.0%
U.S. Treasury Obligations	0.9%
Telecommunications	0.8%
Oil, Gas & Consumable Fuels	0.7%
Repurchase Agreements	15.5%
Liabilities in excess of other assets	(0.9)%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	141

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Emerging Markets Value Fund

	Shares	Value

Common Stock—95.1%

Brazil—2.8%
B3 S.A.—Brasil Bolsa Balcao	87,000	$601,086
Cia de Locacao das Americas	106,700	215,408
GRUPO SBF S.A. (c)	80,200	371,358
IRB Brasil Resseguros S.A.	69,500	129,474
Notre Dame Intermedica Participacoes S.A.	39,400	340,914
StoneCo Ltd., Class A (c)	17,500	380,975
Vale S.A. ADR (c)	71,800	595,222

		2,634,437

China—38.2%
Aier Eye Hospital Group Co., Ltd., Class A	96,800	531,180
Alibaba Group Holding Ltd. (c)	47,800	1,158,242
Alibaba Group Holding Ltd. ADR (c)	34,394	6,688,945
Anhui Conch Cement Co., Ltd., Class H	131,000	899,919
Anhui Kouzi Distillery Co., Ltd., Class A	88,800	512,782
ANTA Sports Products Ltd.	79,000	573,279
Bank of China Ltd., Class H	1,557,000	592,693
China Communications Services Corp., Ltd., Class H	880,000	632,767
China Construction Bank Corp. Class H, Class H	1,391,000	1,130,669
China Gas Holdings Ltd.	186,800	645,941
China Merchants Bank Co., Ltd., Class A	241,144	1,088,279
China Merchants Bank Co., Ltd., Class H	167,100	747,567
China Overseas Land & Investment Ltd.	146,000	447,626
CIFI Holdings Group Co., Ltd.	460,000	326,113
CSPC Pharmaceutical Group Ltd.	252,000	495,706
ENN Energy Holdings Ltd.	62,900	609,327
Foshan Haitian Flavouring & Food Co., Ltd., Class A	35,001	614,503
Guangdong Investment Ltd.	322,000	617,934
Kweichow Moutai Co., Ltd., Class A	1,700	264,193
Logan Property Holdings Co., Ltd.	334,000	508,076
Longfor Group Holdings Ltd. (a)	127,000	611,237
Luxshare Precision Industry Co., Ltd., Class A	109,080	578,414
Luzhou Laojiao Co., Ltd., Class A	58,537	602,086
Midea Group Co., Ltd., Class A	69,200	468,280
NetEase, Inc. ADR	1,600	513,536
New Oriental Education & Technology Group, Inc. ADR (c)	5,300	573,672
Ping An Insurance Group Co of China Ltd., Class A	89,900	870,034
Ping An Insurance Group Co. of China Ltd., Class H	148,000	1,445,406
Shenzhou International Group Holdings Ltd.	38,200	400,720
Tencent Holdings Ltd.	129,400	6,395,931
Tencent Holdings Ltd. ADR	14,900	731,441
Times China Holdings Ltd.	308,000	507,540
Wuliangye Yibin Co., Ltd., Class A	37,055	596,066
Yihai International Holding Ltd. (c)	72,000	542,340

	Shares	Value
Yonghui Superstores Co., Ltd., Class A	424,000	$608,128
Zhangzhou Pientzehuang Pharmaceutical Co., Ltd., Class A	40,673	706,698
Zhejiang Expressway Co., Ltd., Class H	678,000	468,574

		35,705,844

France—1.2%
Kering S.A. ADR	11,600	601,692
LVMH Moet Hennessy Louis Vuitton SE	1,365	500,615

		1,102,307

Hong Kong—3.1%
AIA Group Ltd.	110,600	990,383
Hong Kong Exchanges & Clearing Ltd.	19,600	587,202
SITC International Holdings Co., Ltd.	603,000	561,281
Techtronic Industries Co., Ltd.	105,000	666,740
Times Neighborhood Holdings Ltd. (c)	122,307	96,543

		2,902,149

Hungary—0.5%
OTP Bank Nyrt	18,082	518,670

India—7.9%
Aarti Industries Ltd.	62,244	630,500
Atul Ltd.	11,528	604,036
Bajaj Finserv Ltd.	4,669	282,334
HDFC Bank Ltd.	68,712	783,051
Hindustan Unilever Ltd.	34,556	1,047,980
Indraprastha Gas Ltd.	95,967	493,884
Infosys Ltd.	121,295	1,004,926
KEI Industries Ltd. (c)	137,722	486,817
Muthoot Finance Ltd. (c)	45,561	368,810
Reliance Industries Ltd.	101,312	1,477,355
Sonata Software Ltd.	100,111	218,253

		7,397,946

Indonesia—1.8%
Ace Hardware Indonesia Tbk PT	4,921,500	391,553
Bank Central Asia Tbk PT	527,000	887,952
Bank Rakyat Indonesia Persero Tbk PT	2,253,800	413,358

		1,692,863

Korea (Republic of)—9.4%
Douzone Bizon Co., Ltd.	10,105	666,847
Hansol Chemical Co., Ltd.	7,753	501,109
Macquarie Korea Infrastructure Fund	79,840	709,037
NCSoft Corp.	1,909	1,018,841
Samsung Electronics Co., Ltd.	127,809	4,969,404
SK Hynix, Inc.	13,202	892,508

		8,757,746

Malaysia—0.9%
Serba Dinamik Holdings Bhd.	971,580	336,497
TIME dotCom Bhd.	244,800	521,143

		857,640

Mexico—1.8%
Grupo Aeroportuario del Centro Norte S.A.B de C.V.	85,800	289,961
Grupo Financiero Banorte S.A.B de C.V., Class O	130,235	356,846
Prologis Property Mexico S.A. de C.V. REIT	307,246	463,022

	Shares	Value
Wal-Mart de Mexico S.A.B de C.V.	226,000	$531,120

		1,640,949

Netherlands—0.6%
Prosus NV (c)	7,814	544,230

Philippines—0.7%
SM Investments Corp.	40,300	644,684

Poland—0.6%
Dino Polska S.A. (a)(c)	15,649	608,732

Russian Federation—2.6%
Gazprom Neft PJSC ADR	22,889	457,551
Lukoil PJSC	8,747	515,476
Novatek PJSC GDR	3,685	424,880
Sberbank of Russia PJSC ADR	53,040	498,576
Tatneft PJSC ADR	12,176	508,037

		2,404,520

Saudi Arabia—1.0%
Riyad Bank	111,925	444,735
Saudi Arabian Oil Co. (a)	58,901	472,681

		917,416

Singapore—1.3%
Keppel DC REIT	341,000	547,274
Mapletree Industrial Trust REIT	269,700	457,995
Singapore Technologies Engineering Ltd.	76,700	167,806

		1,173,075

South Africa—2.5%
AngloGold Ashanti Ltd.	28,961	490,656
Capitec Bank Holdings Ltd.	7,775	382,453
Clicks Group Ltd.	38,539	555,482
Naspers Ltd., Class N	5,043	716,683
Standard Bank Group Ltd.	41,789	239,163

		2,384,437

Taiwan—12.5%
Accton Technology Corp.	146,000	781,186
Chailease Holding Co., Ltd.	114,000	343,360
E.Sun Financial Holding Co., Ltd.	947,000	755,948
First Financial Holding Co., Ltd.	439,000	283,682
Getac Technology Corp.	316,000	440,386
Lotes Co., Ltd.	33,000	297,222
Micro-Star International Co., Ltd.	176,000	514,412
Parade Technologies Ltd.	29,000	612,936
Poya International Co., Ltd.	44,000	623,050
Realtek Semiconductor Corp.	91,000	653,279
Sinbon Electronics Co., Ltd.	176,000	724,515
Taiwan Semiconductor Manufacturing Co., Ltd.	204,178	1,838,074
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	20,869	997,329
Taiwan Union Technology Corp.	109,000	433,879
Tripod Technology Corp.	136,000	423,061
Uni-President Enterprises Corp.	287,000	621,188
Unimicron Technology Corp.	318,000	333,755
Wiwynn Corp.	27,133	623,877
Yuanta Financial Holding Co., Ltd.	722,000	368,620

		11,669,759

142	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value

Thailand—0.7%
Home Product Center PCL	1,270,600	$425,379
Thanachart Capital PCL NVDR	257,300	258,799

		684,178

United States—5.0%
Broadcom, Inc.	4,679	1,109,391
Citigroup, Inc.	18,400	775,008
Equinix, Inc. REIT	900	562,113
Lam Research Corp.	2,000	480,000
Roper Technologies, Inc.	2,700	841,887
Royal Gold, Inc.	5,357	469,862
Universal Display Corp.	3,229	425,518

		4,663,779

Total Common Stock (cost-$94,391,579)		88,905,361

Preferred Stock—2.8%

Brazil—0.9%
Banco Bradesco S.A.	111,700	446,490
Petroleo Brasileiro S.A.	151,000	406,553

		853,043

Korea (Republic of)—1.9%
LG Household & Health Care Ltd.	492	256,500
Samsung Electronics Co., Ltd.	45,049	1,468,039

		1,724,539

Total Preferred Stock (cost-$3,354,408)		2,577,582

	Principal Amount (000s)

Repurchase Agreements—1.2%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $1,127,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $1,151,924 including accrued interest

(cost—$1,127,000)	$1,127	1,127,000

Total Investments (cost-$98,872,987) (b)—99.1%		92,609,943

Other assets less liabilities—0.9%		840,407

Net Assets—100.0%		$93,450,350

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,692,650, representing 1.8% of net assets.

(b) Securities with an aggregate value of $69,186,202, representing 74.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.3%
Internet & Direct Marketing Retail	9.7%
Technology Hardware, Storage & Peripherals	8.6%
Interactive Media & Services	7.6%
Semiconductors & Semiconductor Equipment	7.5%
Oil, Gas & Consumable Fuels	4.6%
Insurance	4.0%
Electronic Equipment, Instruments & Components	3.0%
Real Estate Management & Development	2.6%
Food & Staples Retailing	2.5%
Textiles, Apparel & Luxury Goods	2.2%
Equity Real Estate Investment Trusts (REITs)	2.2%
Beverages	2.1%
Capital Markets	2.0%
Food Products	1.9%
Gas Utilities	1.9%
Chemicals	1.8%
IT Services	1.7%
Metals & Mining	1.7%
Entertainment	1.6%
Industrial Conglomerates	1.6%
Pharmaceuticals	1.3%
Specialty Retail	1.3%
Household Products	1.1%
Construction Materials	1.0%
Healthcare Providers & Services	0.9%
Communications Equipment	0.8%
Transportation Infrastructure	0.8%
Diversified Financial Services	0.8%
Software	0.7%
Machinery	0.7%
Construction & Engineering	0.7%
Multi-Line Retail	0.7%
Water Utilities	0.7%
Diversified Consumer Services	0.6%
Marine	0.6%
Diversified Telecommunication Services	0.5%
Electrical Equipment	0.5%
Household Durables	0.5%
Consumer Finance	0.4%
Energy Equipment & Services	0.4%
Personal Products	0.3%
Road & Rail	0.2%
Aerospace & Defense	0.2%
Commercial Services & Supplies	0.1%
Repurchase Agreements	1.2%
Other assets less liabilities	0.9%

100.0%

AllianzGI Floating Rate Note Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—73.4%

Aerospace & Defense—0.7%
L3Harris Technologies, Inc., 3 mo. LIBOR + 0.750% (c),
1.523%, 3/10/23	$100	$97,808

Apparel & Textiles—0.4%
Hanesbrands, Inc. (a)(b),
4.625%, 5/15/24	50	49,813

Auto Manufacturers—3.1%
Daimler Finance North America LLC, 3 mo. LIBOR + 0.840% (a)(b)(c),
2.591%, 5/4/23	250	221,353
General Motors Financial Co., Inc., 3 mo. LIBOR + 1.310% (c),
2.685%, 6/30/22	100	84,455
Volkswagen International Finance NV, 3 mo. LIBOR + 1.550% (c),
1.139%, 11/16/24	€100	104,694

		410,502

Banks—34.2%
Banco Santander S.A, 3 mo. EURIBOR + 1.000% (c),
0.621%, 1/5/23	200	213,418
Bank of America Corp. (c), 3 mo. LIBOR + 0.760%,
1.501%, 9/15/26	$200	152,992
3 mo. LIBOR + 0.960%, 2.766%, 7/23/24	40	37,867
Barclays PLC, 3 mo. LIBOR + 1.625% (c),
3.459%, 1/10/23	200	183,100
BPCE S.A., 3 mo. LIBOR + 1.240% (c),
2.024%, 9/12/23	250	250,057
Canadian Imperial Bank of Commerce, SOFR + 0.800% (c),
0.818%, 3/17/23	150	143,052
CIT Group, Inc.,
5.00%, 8/1/23	50	48,418
Citigroup, Inc., 3 mo. LIBOR + 1.520% (c),
3.159%, 7/1/26	250	220,324
Cooperatieve Rabobank UA, 3 mo. LIBOR + 0.860% (a)(b)(c),
2.092%, 9/26/23	250	232,648
Credit Suisse Group AG (c),
2.024%, 6/12/24	250	223,970
Goldman Sachs Group, Inc., 3 mo. LIBOR + 1.170% (c),
2.862%, 5/15/26	200	179,427
HSBC Holdings PLC, 3 mo. LIBOR + 1.380% (c),
2.164%, 9/12/26	250	211,041
Industrial & Commercial Bank of China Ltd., 3 mo. LIBOR + 0.850% (c),
2.693%, 4/16/23	250	251,048
ING Groep NV, 3 mo. LIBOR + 1.000% (c),
2.451%, 10/2/23	250	217,633
Intesa Sanpaolo SpA,
6.625%, 9/13/23	€100	117,161
JPMorgan Chase & Co. (c), 3 mo. LIBOR + 0.890%,
2.696%, 7/23/24	$ 40	37,730
3 mo. LIBOR + 1.230%, 3.031%, 10/24/23	200	198,765
Mizuho Financial Group, Inc., 3 mo. LIBOR + 0.630% (c),
2.309%, 5/25/24	200	182,039
Morgan Stanley, 3 mo. LIBOR + 1.400% (c),
3.201%, 10/24/23	200	186,317
Nordea Bank Abp, 3 mo. LIBOR + 0.940% (a)(b)(c),
2.553%, 8/30/23	200	186,639
QNB Finance Ltd., 3 mo. LIBOR + 1.300% (c),
2.084%, 3/12/24	200	199,494
Royal Bank of Scotland Group PLC, 3 mo. LIBOR + 1.470% (c),
3.162%, 5/15/23	200	177,272

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	143

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)	Value
Santander UK Group Holdings PLC, 3 mo. EURIBOR + 0.850% (c),
0.481%, 3/27/24	€100	$103,032
Standard Chartered PLC, 3 mo. LIBOR + 1.200% (a)(b)(c),
2.096%, 9/10/22	$200	188,212
Truist Bank, SOFR + 0.730% (c),
0.883%, 3/9/23	250	227,820
Wells Fargo & Co., 3 mo. LIBOR + 1.230% (c),
3.007%, 10/31/23	200	194,371

		4,563,847

Chemicals—2.2%
CNAC HK Finbridge Co., Ltd.,
4.875%, 3/14/25	200	210,138
DuPont de Nemours, Inc., 3 mo. LIBOR + 1.110% (c),
2.802%, 11/15/23	100	87,133

		297,271

Commercial Services—0.8%
IHS Markit Ltd. (a)(b),
5.00%, 11/1/22	100	105,247

Computers—0.6%
Seagate HDD Cayman,
4.875%, 3/1/24	82	81,875

Containers & Packaging—2.0%
Ball Corp.,
4.00%, 11/15/23	50	50,748
Crown European Holdings S.A,
4.00%, 7/15/22	€100	112,470
Reynolds Group Issuer, Inc. (a)(b),
5.125%, 7/15/23	$50	49,937
3 mo. LIBOR + 3.500%, 5.331%, 7/15/21 (c)	50	49,088

		262,243

Diversified Financial Services—4.8%
AerCap Ireland Capital DAC,
4.45%, 10/1/25	150	129,971
Avolon Holdings Funding Ltd. (a)(b),
5.125%, 10/1/23	100	84,782
Capital One Financial Corp., 3 mo. LIBOR + 0.720% (c),
2.49%, 1/30/23	100	93,244
ICBCIL Finance Co., Ltd., 3 mo. LIBOR + 1.050% (c),
2.745%, 11/20/24	200	193,872
Navient Corp.,
5.50%, 1/25/23	50	47,375
Synchrony Financial,
2.85%, 7/25/22	100	95,308

		644,552

Electric Utilities—0.4%
NextEra Energy Operating Partners L.P. (a)(b),
4.25%, 9/15/24	50	49,063

Energy-Alternate Sources—0.4%
TerraForm Power Operating LLC (a)(b),
4.25%, 1/31/23	50	49,999

Equity Real Estate Investment Trusts (REITs)—2.4%
CyrusOne L.P.,
2.90%, 11/15/24	100	98,070
Digital Stout Holding LLC,
4.75%, 10/13/23	£100	133,456
Equinix, Inc.,
2.625%, 11/18/24	$100	94,380

		325,906

Food & Beverage—0.9%
Albertsons Cos., Inc.,
6.625%, 6/15/24	50	51,124

	Principal Amount (000s)	Value
Tesco PLC,
6.125%, 2/24/22	£ 50	$65,988

		117,112

Healthcare-Products—0.8%
DH Europe Finance Sarl, 3 mo. EURIBOR + 0.300% (c),
zero coupon, 6/30/22	€100	108,364

Healthcare-Services—0.8%
Centene Corp.,
4.75%, 5/15/22	$50	50,562
Universal Health Services, Inc. (a)(b),
4.75%, 8/1/22	50	49,625

		100,187

Home Builders—1.0%
Lennar Corp.,
4.50%, 4/30/24	100	98,429
Meritage Homes Corp.,
6.00%, 6/1/25	40	37,250

		135,679

Insurance—1.9%
Phoenix Group Holdings PLC,,
6.625%, 12/18/25	£100	126,411
Society of Lloyd’s,
4.75%, 10/30/24	100	126,838

		253,249

Investment Companies—1.5%
Huarong Finance 2017 Co., Ltd., 3 mo. LIBOR + 1.325% (c),
3.233%, 7/3/23	$200	197,165

Machinery-Diversified—0.7%
Otis Worldwide Corp., 3 mo. LIBOR + 1.450% (a)(b)(c),
2.088%, 4/5/23	100	100,096

Media—0.8%
Charter Communications Operating LLC, 3 mo. LIBOR + 1.650% (c),
3.413%, 2/1/24	100	100,905

Miscellaneous Manufacturing—0.6%
General Electric Co, 3 mo. LIBOR + 0.380% (c),
2.121%, 5/5/26	100	80,257

Oil, Gas & Consumable Fuels—0.7%
Petrobras Global Finance BV,
6.25%, 3/17/24	50	49,638
Sunoco L.P.,
4.875%, 1/15/23	50	48,721

		98,359

Pharmaceuticals—2.8%
Bayer U.S. Finance II LLC, 3 mo.LIBOR + 1.010% (a)(b)(c),
1.751%, 12/15/23	200	184,892
Becton Dickinson and Co., 3 mo. LIBOR + 1.030% (c),
2.031%, 6/6/22	100	95,360
Cigna Corp., 3 mo. LIBOR + 0.890% (c),
2.721%, 7/15/23	100	91,602

		371,854

Pipelines—2.4%
Energy Transfer Operating L.P.,
4.25%, 3/15/23	100	90,944
Kinder Morgan, Inc., 3 mo. LIBOR + 1.280% (c),
3.111%, 1/15/23	100	91,940
MPLX LP,
4.875%, 12/1/24	100	86,126

	Principal Amount (000s)	Value
NGPL PipeCo LLC (a)(b),
4.375%, 8/15/22	£ 50	$48,376

		317,386

Retail—1.1%
1011778 BC ULC (a)(b),
4.25%, 5/15/24	50	50,187
Dollar Tree, Inc.,
3.70%, 5/15/23	100	101,735

		151,922

Semiconductors—0.4%
Broadcom Corp.,
3.625%, 1/15/24	50	49,485

Telecommunications—3.6%
AT&T, Inc. (c), 3 mo. EURIBOR + 0.850%,
0.416%, 9/5/23	€100	109,547
3 mo. LIBOR + 1.180%, 1.964%, 6/12/24	$100	93,551
Verizon Communications, Inc., 3 mo. LIBOR + 1.100% (c),
2.792%, 5/15/25	200	182,512
Vodafone Group PLC, 3 mo. LIBOR + 0.990% (c),
2.833%, 1/16/24	100	94,627

		480,237

Transportation—1.4%
Aviation Capital Group LLC, 3 mo. LIBOR + 0.670% (a)(b)(c),
2.44%, 7/30/21	200	192,217

Total Corporate Bonds & Notes (cost-$10,610,526)		9,792,600

Mortgage-Backed Securities (c)—15.8%
280 Park Avenue Mortgage Trust, 1 mo. LIBOR + 0.880%, Series 2017-280P, Class A (b),
1.585%, 9/15/34	200	191,159
BHMS, 1 mo. LIBOR + 1.250%, Series 2018-ATLS, Class A (a)(b),
1.955%, 7/15/35	100	86,159
BX Commercial Mortgage Trust (a)(b), 1 mo. LIBOR + 0.671%,
1.376%, 3/15/37, Series 2018-BIOA, Class A	150	141,439
1 mo. LIBOR + 0.750%, 1.455%, 11/15/35, Series 2018-IND, Class A	113	108,336
1 mo. LIBOR + 0.900%, 1.605%, 11/15/35, Series 2018-IND, Class B	70	66,083
BX Commercial Mortgage Trust 2019-XL, 1 mo. LIBOR + 0.920% (a)(b),
1.625%, 10/15/36	239	230,629
BX Trust, 1 mo. LIBOR + 0.800%, Series 2018-BILT, Class A (a)(b),
1.505%, 5/15/30	100	93,179
CGDBB Commercial Mortgage Trust, 1 mo. LIBOR + 0.790%, Series 2017-BIOC, Class A (b),
1.495%, 7/15/32	91	83,802
CHT 2017-COSMO Mortgage Trust, 1 mo. LIBOR+ 3.000% (b),
3.705%, 11/15/36	100	79,579
Credit Suisse Mortgage Capital Certificates 2019-ICE4, 1 mo. LIBOR+ 0.980% (a)(b),
1.685%, 5/15/36	250	238,973
CWSF, 1 mo. LIBOR + 1.000%, Series 2018-TOP, Class A (a)(b),
1.705%, 8/15/35	88	79,221

144	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)	Value
DBCG Mortgage Trust, 1 mo. LIBOR + 0.700%, Series 2017-BBG, Class A (a)(b),
1.405%, 6/15/34	£200	$184,493
DBGS 2018-BIOD Mortgage Trust, 1 mo. LIBOR+ 0.803% (a)(b),
1.508%, 5/15/35	186	171,761
Dutch Property Finance BV, 3 mo. EURIBOR + 0.680%, Series 2017-1, Class A,
0.294%, 1/28/48	€126	138,857
Morgan Stanley Capital I Trust 2017-CLS, 1 mo. LIBOR+ 0.700% (b),
1.405%, 11/15/34	$150	143,736
Motel 6 Trust, 1 mo. LIBOR + 0.920%, Series 2017-MTL6, Class A (b),
1.625%, 8/15/34	71	66,530

Total Mortgage-Backed Securities (cost-$2,257,561)		2,103,936

Asset-Backed Securities (b)—4.9%
DB Master Finance LLC, Series 2019-1A Class A2I (a),
3.787%, 5/20/49	99	97,491
Domino’s Pizza Master Issuer LLC, 3 mo. LIBOR + 1.250%, Series 2017-1A Class A2I (a)(c),
3.044%, 7/25/47	98	92,756
Invitation Homes Trust (a)(c), 1 mo. LIBOR + 0.900%, 1.605%, 6/17/37, Series 2018-SFR2, Class A	89	83,919
1 mo. LIBOR + 0.850%, 1.65%, 12/17/36, Series 2017-SFR2, Class A	92	85,447
Taco Bell Funding LLC, Series 2018-1A Class A2I (a),
4.318%, 11/25/48	99	96,406

	Principal Amount (000s)	Value
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2,
4.072%, 2/16/43	$196	$195,342

Total Asset-Backed Securities (cost-$676,828)		651,361

Sovereign Debt Obligations—0.7%

Dominican Republic—0.7%
Dominican Republic International Bond,
5.50%, 1/27/25 (cost-$107,463)	100	95,444

U.S. Government Agency Securities—0.2%
Fannie Mae, MBS, 1 mo. USD-LIBOR-BBA + 3.000%, Series 2014-C03, Class 1M2, CMO (c), 3.947%, 7/25/24
(cost-$38,578)	36	33,616

Repurchase Agreements—4.2%

State Street Bank and Trust Co.,
dated 3/31/20, 0.00%, due 4/1/20, proceeds $556,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $568,072 including accrued interest

(cost-$556,000)	556	556,000

Total Investments (cost-$14,246,956)—99.2%		13,232,957

Other assets less liabilities (d)—0.8%		109,383

Net Assets—100.0%		$13,342,340

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $3,748,466, representing 28.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,508,614, representing 33.8% of net assets.

(c) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2020.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	4	6/30/20	$ 800	$882	$13,656

Short position contracts:
5-Year U.S. Treasury Note	(19)	6/30/20	$(1,900)	$(2,382)	$(78,375)

					$(64,719)

Forward foreign currency contracts outstanding at March 31, 2020:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2020	Unrealized Appreciation
Sold:
394,859 British Pound settling 6/17/20	Citibank N.A.	$511,006	$491,107	$19,899
936,983 Euro settling 6/17/20	Citibank N.A.	1,064,648	1,036,401	28,247

				$48,146

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	145

Schedule of Investments

March 31, 2020 (unaudited)

(e) At March 31, 2020, the Fund pledged $21,203 in cash as collateral for futures contracts.

Glossary:

BBA—British Bankers’ Association

£—British Pound

CMO—Collateralized Mortgage Obligation

EURIBOR—Euro Inter-Bank Offered Rate

€—Euro

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

146	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Global Allocation Fund

	Shares	Value

Mutual Funds (d)—77.0%
AllianzGI Best Styles Global Managed Volatility	1,892,561	$25,341,395
AllianzGI Emerging Markets Small-Cap (e)	301,347	3,564,940
AllianzGI Emerging Markets SRI Debt (e)	1,170,835	14,635,435
AllianzGI Global Sustainability (e)	6,293,816	104,603,229
AllianzGI Green Bond (e)	1,606,093	24,798,080
AllianzGI PerformanceFee Managed Futures Strategy (g)	3,362,454	27,740,246

Total Mutual Funds (cost-$226,003,418)		200,683,325

	Principal Amount (000s)

Corporate Bonds & Notes—17.3%

Aerospace & Defense—1.4%
Boeing Co.,
2.80%, 3/1/27	$930	822,581
General Dynamics Corp.,
3.25%, 4/1/25	370	382,722
L3Harris Technologies, Inc.,
3.95%, 5/28/24 (a)(b)	335	351,850
4.40%, 6/15/28	425	459,710
4.40%, 6/15/28 (a)(b)	180	194,700
Northrop Grumman Corp.,
3.20%, 2/1/27	600	620,747
3.25%, 1/15/28	325	341,978
Northrop Grumman Systems Corp.,
7.875%, 3/1/26	210	225,828
United Technologies Corp.,
6.125%, 7/15/38	270	359,490

		3,759,606

Banks—2.8%
Australia & New Zealand Banking Group Ltd., (converts to FRN on 7/22/25) (a)(b)(f),
2.95%, 7/22/30	493	472,062
Bank of America Corp. (f),
3 mo. LIBOR + 1.180%, 2.999%, 10/21/22	500	489,495
4.30%, 1/28/25 (converts to FRN on 1/28/25) (c)	150	129,375
Citigroup, Inc. (f),
2.976%, 11/5/30 (converts to FRN on 11/5/29)	435	429,912
3.887%, 1/10/28 (converts to FRN on 1/10/27)	705	734,232
4.70%, 1/30/25 (converts to FRN on 1/30/25) (c)	152	132,240
Comerica, Inc.,
3.70%, 7/31/23	655	673,233
Credit Suisse Group AG, (converts to FRN on 8/1/26) (a)(b)(c)(f),
6.375%, 8/21/26	235	206,456
Fifth Third Bancorp, (converts to FRN on 6/30/23) (c)(f),
5.10%, 6/30/23	670	543,166
Huntington Capital Trust I, 3 mo. LIBOR + 0.700% (f),
2.477%, 2/1/27	255	242,250
JPMorgan Chase & Co., (converts to FRN on 3/24/30) (f),
4.493%, 3/24/31	270	310,901
Lloyds Banking Group PLC, (converts to FRN on 9/27/25) (c)(f),
7.50%, 9/27/25	130	116,934

	Principal Amount (000s)	Value
Popular, Inc.,
6.125%, 9/14/23	$645	$602,266
State Street Corp. (f),
3 mo. LIBOR + 1.000%, 1.741%, 6/15/47	375	291,562
2.354%, 11/1/25 (converts to FRN on 11/1/24)	1,000	973,288
3.152%, 3/30/31 (converts to FRN on 3/30/30) (a)(b)	65	66,683
Truist Financial Corp. (c)(f),
4.80%, 9/1/24, Ser. N (converts to FRN on 9/1/24)	20	17,214
5.125%, 12/15/27, Ser. M (converts to FRN on 12/15/27)	95	80,827
Wells Fargo & Co.,
5.95%, 12/1/86	170	213,789
Westpac Banking Corp., (converts to FRN on 2/4/25) (f),
2.894%, 2/4/30	620	594,970

		7,320,855

Beverages—0.0%
Anheuser-Busch Cos. LLC,
4.90%, 2/1/46	115	126,087

Commercial Services—0.2%
Massachusetts Institute of Technology,
5.60%, 7/1/11	120	201,526
President & Fellows of Harvard College,
4.875%, 10/15/40	255	338,630

		540,156

Diversified Financial Services—1.2%
American Express Co.,
2.20%, 10/30/20	600	599,771
2.50%, 7/30/24	530	535,217
8.15%, 3/19/38	105	155,991
Discover Financial Services,
4.10%, 2/9/27	355	340,192
5.50%, 10/30/27, Ser. C (converts to FRN on 10/30/27) (c)(f)	270	216,220
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/20	80	79,183
Mastercard Inc.,
3.85%, 3/26/50	108	133,494
Nuveen Finance LLC (a)(b),
4.125%, 11/1/24	490	481,353
Synchrony Financial,
3.70%, 8/4/26	160	144,552
Visa, Inc.,
1.90%, 4/15/27	335	335,402

		3,021,375

Electric Utilities—3.3%
Alabama Power Co.,
4.10%, 1/15/42	455	469,079
Arizona Public service Co.,
5.50%, 9/1/35	90	125,467
Berkshire Hathaway Energy Co.,
3.50%, 2/1/25	214	224,327
4.05%, 4/15/25 (a)(b)	112	121,213
4.25%, 10/15/50 (a)(b)	150	171,112
Commonwealth Edison Co.,
5.90%, 3/15/36	155	198,595
Consolidated Edison Co. of New York, Inc., Ser. 06-E,
5.70%, 12/1/36	40	52,099
Consumers Energy Co.,
2.85%, 5/15/22	610	615,939
DTE Electric Co.,
5.70%, 10/1/37	240	300,122
6.625%, 6/1/36, Ser. A	40	53,920

	Principal Amount (000s)	Value
DTE Energy Co.,
2.95%, 3/1/30	$275	$264,230
Duke Energy Florida LLC,
2.50%, 12/1/29	273	270,825
Duke Energy Indiana LLC,
3.25%, 10/1/49	120	122,646
3.75%, 5/15/46	45	47,966
Edison International,
2.95%, 3/15/23	315	304,127
4.95%, 4/15/25	201	204,578
Eversource Energy, Ser. K,
2.75%, 3/15/22	465	464,853
Florida Power & Light Co.,
2.85%, 4/1/25	148	151,461
Georgia Power Co., Ser. B,
3.70%, 1/30/50	180	185,393
Jersey Central Power & Light Co.,
6.15%, 6/1/37	95	116,872
NextEra Energy Capital Holdings, Inc.,
2.403%, 9/1/21	200	199,780
Oncor Electric Delivery Co LLC,
2.95%, 4/1/25	192	199,114
PacifiCorp,
4.15%, 2/15/50	115	131,520
PPL Electric Utilities Corp.,
5.20%, 7/15/41	360	443,355
Public Service Co of Colorado,
2.25%, 9/15/22	610	608,589
4.75%, 8/15/41	319	370,354
San Diego Gas & Electric Co., Ser. NNN,
3.60%, 9/1/23	560	582,086
Sempra Energy,
3.55%, 6/15/24	560	558,979
Southern California Edison Co.,
3.70%, 8/1/25, Ser. E	200	206,988
3.90%, 12/1/41	95	90,251
Virginia Electric & Power Co.,
2.75%, 3/15/23, Ser. C	460	467,524
3.80%, 4/1/28, Ser. A	195	210,939

		8,534,303

Equity Real Estate Investment Trusts (REITs)—0.5%
American Tower Corp.,
2.25%, 1/15/22	1,000	986,273
3.375%, 5/15/24	277	274,016

		1,260,289

Food & Beverage—0.3%
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/26	650	678,594

Healthcare-Services—0.2%
UnitedHealth Group, Inc.,
3.50%, 8/15/39	470	507,337

Insurance—0.5%
American International Group, Inc.,
4.375%, 1/15/55	155	147,606
Berkshire Hathaway Finance Corp.,
4.25%, 1/15/49	140	175,021
Harborwalk Funding Trust, (converts to FRN on 2/15/49) (a)(b)(f),
5.077%, 2/15/69	235	248,647
Lincoln National Corp., 3 mo. LIBOR + 2.358% (f),
4.049%, 5/17/66	405	243,506
MetLife, Inc. (a)(b),
9.25%, 4/8/38	145	179,075
New York Life Insurance Co. (a)(b),
4.45%, 5/15/69	300	311,724

		1,305,579

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	147

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)	Value

Machinery-Diversified—0.1%
Deere & Co.,
3.75%, 4/15/50	$112	$126,127

Media—1.8%
Charter Communications Operating LLC,
4.908%, 7/23/25	670	721,967
5.375%, 5/1/47	75	81,934
Comcast Corp.,
3.10%, 4/1/25	74	78,802
3.375%, 2/15/25	960	1,022,510
3.75%, 4/1/40	148	163,276
Discovery Communications LLC,
3.95%, 3/20/28	320	311,144
Fox Corp.,
3.05%, 4/7/25	70	70,735
Time Warner Cable LLC,
4.50%, 9/15/42	85	80,839
6.55%, 5/1/37	90	103,517
ViacomCBS, Inc.,
3.45%, 10/4/26	200	212,647
4.75%, 5/15/25	130	130,480
5.25%, 4/1/44	225	214,862
6.25%, 2/28/57 (converts to FRN on 2/28/27) (f)	303	262,193
Walt Disney Co.,
3.00%, 9/15/22	1,000	1,032,693
4.70%, 3/23/50	180	234,692

		4,722,291

Miscellaneous Manufacturing—0.4%
3M Co.,
3.125%, 9/19/46	195	194,473
3.70%, 4/15/50	75	84,159
General Electric Co.,
3 mo. LIBOR + 1.000%, 2.831%, 4/15/23 (f)	561	523,540
5.55%, 1/5/26	125	134,770
6.75%, 3/15/32	110	132,565

		1,069,507

Oil, Gas & Consumable Fuels—0.7%
Boston Gas Co. (a)(b),
3.15%, 8/1/27	820	809,592
Cenovus Energy, Inc.,
6.75%, 11/15/39	100	48,052
Hess Corp.,
4.30%, 4/1/27	330	241,776
7.125%, 3/15/33	125	95,850
Marathon Petroleum Corp.,
5.85%, 12/15/45	140	106,365
NiSource, Inc.,
6.25%, 12/15/40	350	495,403

		1,797,038

Pharmaceuticals—0.8%
AbbVie, Inc. (a)(b),
2.60%, 11/21/24	292	295,839
2.95%, 11/21/26	245	251,423
4.05%, 11/21/39	265	280,179
Allergan Funding SCS,
3.85%, 6/15/24	295	306,747
Cigna Corp.,
4.125%, 11/15/25	230	247,174
4.80%, 8/15/38	130	146,756
CVS Health Corp.,
4.10%, 3/25/25	230	242,865
4.875%, 7/20/35	145	164,105
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/26	240	246,931

		2,182,019

	Principal Amount (000s)	Value

Pipelines—1.0%
Columbia Pipeline Group, Inc.,
4.50%, 6/1/25	$555	$550,226
5.80%, 6/1/45	110	117,160
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	100	117,423
Energy Transfer Operating L.P.,
6.50%, 2/1/42	330	301,048
7.125%, 5/15/30 (converts to FRN on 5/15/30) (c)(f)	505	309,969
Kinder Morgan Energy Partners L.P.,
7.50%, 11/15/40	75	82,855
Kinder Morgan, Inc.,
4.30%, 6/1/25	460	471,256
Plains All American Pipeline L.P.,
4.65%, 10/15/25	440	354,094
6.125%, 11/15/22, Ser. B (converts to FRN on 11/15/22) (c)(f)	285	142,997
6.65%, 1/15/37	115	91,579

		2,538,607

Real Estate Management & Development—0.3%
American Tower Corp.,
5.00%, 2/15/24	348	367,037
Target Corp.,
2.25%, 4/15/25	330	334,032

		701,069

Retail—0.0%
Lowe’s Cos., Inc.,
4.65%, 4/15/42	90	98,336

Semiconductors—0.3%
Broadcom, Inc. (a)(b),
4.25%, 4/15/26	460	467,756
Intel Corp.,
3.10%, 2/15/60	265	281,388

		749,144

Software—0.4%
Fiserv, Inc.,
4.40%, 7/1/49	195	209,859
Microsoft Corp.,
3.50%, 11/15/42	360	419,572
Oracle Corp.,
2.50%, 4/1/25	402	410,863

		1,040,294

Telecommunications—0.8%
AT&T, Inc.,
3.80%, 3/15/22	800	826,375
3.90%, 3/11/24	280	294,372
4.85%, 3/1/39	400	456,012
5.25%, 3/1/37	180	211,006
Verizon Communications, Inc.,
5.25%, 3/16/37	315	405,919

		2,193,684

Transportation—0.3%
CSX Corp.,
4.75%, 5/30/42	145	167,604
Kansas City Southern,
4.20%, 11/15/69	175	168,025
Union Pacific Corp.,
3.75%, 2/5/70	102	104,874
United Parcel Service, Inc.,
3.40%, 9/1/49	325	328,667

		769,170

Total Corporate Bonds & Notes (cost-$47,397,979)		45,041,467

	Principal Amount (000s)	Value

U.S. Treasury Obligations—0.1%
U.S. Treasury Bonds,
2.375%, 11/15/49	$82	$102,539
U.S. Treasury Notes,
0.50%, 3/31/25	152	153,009
1.50%, 2/15/30	121	130,264

Total U.S. Treasury Obligations (cost-$383,073)		385,812

	Shares

Preferred Stock—0.0%

Banks—0.0%
Wells Fargo & Co. (c)
(cost-$148,341)	5,910	124,110

	Principal Amount (000s)

Repurchase Agreements—2.1%
State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $5,460,000; collateralized by U.S. Treasury Notes, 2.75%, due 4/30/23, valued at $5,571,316 including accrued interest
(cost-$5,460,000)	$5,460	5,460,000

Total Investments (cost-$279,392,811)—96.5%		251,694,714

Other assets less liabilities (h)—3.5%		9,057,176

Net Assets-100.0%		$260,751,890

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $4,909,664, representing 1.9% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,909,664, representing 1.9% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Affiliated fund.

(e) Institutional Class share.

(f) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2020.

(g) Class R6 share.

148	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

(h) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	75	6/30/20	$15,000	$ 16,529	$240,017
10-Year Ultra U.S. Treasury Bond	13	6/19/20	1,300	2,028	55,563
10-Year U.S. Treasury Note	295	6/19/20	29,500	40,913	1,655,067
E-mini S&P 500 Index	103	6/19/20	5	13,234	(580,860)
Japanese Yen	28	6/15/20	35	3,262	(70,950)
Mini MSCI Emerging Markets Index	59	6/19/20	3	2,486	86,140
MSCI EAFE Index	60	6/19/20	3	4,678	503,637
U.S. Long Bond	7	6/19/20	700	1,553	41,613

					$1,930,227

Short position contracts:
5-Year U.S. Treasury Note	(39)	6/30/20	$(3,900)	$(4,889)	$(37,998)
Euro Currency	(25)	6/15/20	(3,125)	(3,453)	20,058
U.S. Long Bond	(2)	6/19/20	(200)	(358)	(2,450)

					$(20,390)

					$1,909,837

(i) At March 31, 2020, the Fund pledged $9,185,619 in cash as collateral for futures contracts.

Glossary:

EAFE—Europe, Australasia and Far East

FRN—Floating Rate Note

LIBOR—London Inter-Bank Offered Rate

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	149

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Global Dynamic Allocation Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—31.4%

Australia—0.9%
Australia & New Zealand Banking Group Ltd., (converts to FRN on 7/22/25) (a)(b)(i),
2.95%, 7/22/30	$600	$574,518
Westpac Banking Corp., (converts to FRN on 2/4/25) (i),
2.894%, 2/4/30	425	407,842

		982,360

Belgium—0.2%
Anheuser-Busch Cos. LLC,
4.90%, 2/1/46	55	60,302
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/26	155	161,819

		222,121

Canada—0.1%
Cenovus Energy, Inc.,
6.75%, 11/15/39	125	60,065

Ireland—0.1%
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/26	120	123,466

Luxembourg—0.1%
Allergan Funding SCS,
3.85%, 6/15/24	155	161,172

Puerto Rico—0.3%
Popular, Inc.,
6.125%, 9/14/23	405	378,167

Switzerland—0.2%
Credit Suisse Group AG, (converts to FRN on 8/1/26) (a)(b)(e)(i),
6.375%, 8/21/26	200	175,707

United Kingdom—0.1%
Lloyds Banking Group PLC, (converts to FRN on 9/27/25) (e)(i),
7.50%, 9/27/25	100	89,949

United States—29.4%
3M Co.,
3.125%, 9/19/46	155	154,581
3.70%, 4/15/50	59	66,205
AbbVie, Inc. (a)(b),
2.60%, 11/21/24	152	153,998
2.95%, 11/21/26	400	410,486
4.05%, 11/21/39	260	274,893
Alabama Power Co.,
2.80%, 4/1/25	445	443,675
4.10%, 1/15/42	120	123,713
Allergan Finance LLC,
3.25%, 10/1/22	86	86,389
Allergan Sales LLC (a)(b),
5.00%, 12/15/21	145	148,577
American Express Co.,
2.50%, 7/30/24	240	242,362
8.15%, 3/19/38	120	178,275
American International Group, Inc.,
3.75%, 7/10/25	420	428,580
4.375%, 1/15/55	95	90,468
American Tower Corp.,
3.375%, 5/15/24	140	138,492
4.00%, 6/1/25	300	313,452
5.00%, 2/15/24	180	189,847
Anheuser- Busch InBev Finance, Inc.,
4.00%, 1/17/43	210	207,851
Apple, Inc.,
3.45%, 2/9/45	115	131,154
Arizona Public Service Co.,
5.50%, 9/1/35	95	132,437

	Principal Amount (000s)	Value
AT&T, Inc.,
3.80%, 3/15/22	$495	$511,319
3.90%, 3/11/24	150	157,700
4.85%, 3/1/39	300	342,009
5.25%, 3/1/37	95	111,364
Bank of America Corp. (i),
2.881%, 4/24/23 (converts to FRN on 4/24/22)	695	703,144
3 mo. USD-LIBOR + 1.180%, 2.999%, 10/21/22	210	205,588
4.30%, 1/28/25 (converts to FRN on 1/28/25) (e)	115	99,187
4.33%, 3/15/50 (converts to FRN on 3/15/49)	175	207,924
Berkshire Hathaway Energy Co.,
3.50%, 2/1/25	115	120,550
4.05%, 4/15/25 (a)(b)	60	64,936
4.25%, 10/15/50 (a)(b)	118	134,608
Berkshire Hathaway Finance Corp.,
4.25%, 1/15/49	170	212,525
Boeing Co.,
2.80%, 3/1/27	180	159,209
2.95%, 2/1/30	96	89,380
Boston Gas Co. (a)(b),
3.15%, 8/1/27	420	414,669
Bristol-Myers Squibb Co. (a)b),
3.625%, 5/15/24	250	264,660
4.125%, 6/15/39	90	109,449
Broadcom, Inc. (a)(b),
4.25%, 4/15/26	570	579,611
4.75%, 4/15/29	115	117,504
Charter Communications Operating LLC,
4.908%, 7/23/25	265	285,554
5.375%, 5/1/47	20	21,849
Cigna Corp.,
4.125%, 11/15/25	215	231,054
4.80%, 8/15/38	105	118,534
Citibank N.A., (converts to FRN on 2/19/21) (i),
3.165%, 2/19/22	740	744,745
Citigroup, Inc.,
2.976%, 11/5/30 (converts to FRN on 11/5/29) (i)	85	84,006
4.65%, 7/30/45	90	107,678
4.70%, 1/30/25 (converts to FRN on 1/30/25) (e)(i)	119	103,530
Columbia Pipeline Group, Inc.,
4.50%, 6/1/25	425	421,345
5.80%, 6/1/45	85	90,533
Comcast Corp.,
3.10%, 4/1/25	57	60,699
3.20%, 7/15/36	280	294,489
3.375%, 2/15/25	570	607,115
3.75%, 4/1/40	36	39,716
Comerica, Inc.,
3.70%, 7/31/23	180	185,011
Commonwealth Edison Co.,
5.90%, 3/15/36	90	115,313
Consolidated Edison Co. of New York, Inc., Ser. 06-E,
5.70%, 12/1/36	10	13,025
Consumers Energy Co.,
2.85%, 5/15/22	245	247,385
CSX Corp.,
4.75%, 5/30/42	90	104,030
CVS Health Corp.,
4.10%, 3/25/25	220	232,306
4.875%, 7/20/35	120	135,811
Deere & Co.,
3.75%, 4/15/50	57	64,190

	Principal Amount (000s)	Value
Discover Financial Services, Ser. C, (converts to FRN on 10/30/27) (e)(i),
5.50%, 10/30/27	$185	$148,151
DTE Electric Co.,
5.70%, 10/1/37	60	75,030
6.625%, 6/1/36, Ser. A	10	13,480
DTE Energy Co.,
2.95%, 3/1/30	100	96,083
Duke Energy Carolinas LLC,
4.25%, 12/15/41	35	39,930
Duke Energy Indiana LLC,
3.25%, 10/1/49	35	35,772
3.75%, 5/15/46	10	10,659
Duke Energy Ohio, Inc.,
4.30%, 2/1/49	130	152,077
Duke Energy Progress LLC,
6.125%, 9/15/33	25	35,635
Edison International,
2.95%, 3/15/23	160	154,477
4.95%, 4/15/25	156	158,777
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	142	166,741
Energy Transfer Operating L.P.,
2.90%, 5/15/25	392	332,231
4.05%, 3/15/25	152	135,008
4.75%, 1/15/26	195	171,519
6.50%, 2/1/42	195	177,892
7.125%, 2/15/30 (converts to FRN on 5/15/30) (e)(i)	440	270,072
Eversource Energy, Ser. K,
2.75%, 3/15/22	355	354,888
Express Scripts Holding Co.,
4.75%, 11/15/21	270	274,214
Fifth Third Bancorp, (converts to FRN on 6/30/23) (e)(i),
5.10%, 6/30/23	490	397,241
First Maryland Capital II, 3 mo. LIBOR + 0.850% (i),
2.613%, 2/1/27	40	38,650
Fiserv, Inc.,
4.40%, 7/1/49	60	64,572
Florida Power & Light Co.,
2.85%, 4/1/25	114	116,666
Fox Corp., 3.05%, 4/7/25	35	35,368
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/20	50	49,490
General Dynamics Corp.,
3.25%, 4/1/25	290	299,971
General Electric Co.,
3 mo. LIBOR + 1.000%, 2.831%, 4/15/23 (i)	289	269,702
5.55%, 1/5/26	105	113,207
6.75%, 3/15/32	205	247,054
General Motors Financial Co., Inc.,
3.55%, 7/8/22	325	300,685
Georgia Power Co., Ser. B,
3.70%, 1/30/50	45	46,348
Global Payments, Inc.,
2.65%, 2/15/25	295	292,901
Harborwalk Funding Trust, (converts to FRN on 2/15/49) (a)(b)(i),
5.077%, 2/15/69	150	158,711
Hess Corp.,
4.30%, 4/1/27	200	146,531
7.125%, 3/15/33	160	122,688
Huntington Bancshares, Inc., Ser. E, (converts to FRN on 4/15/23) (e)(i),
5.70%, 4/15/23	185	148,091
Huntington Capital Trust I, 3 mo. LIBOR + 0.700% (i),
2.477%, 2/1/27	245	232,750
Huntington Ingalls Industries Inc. (a)(b),
3.844%, 5/1/25	70	71,454
Intel Corp.,
3.10%, 2/15/60	65	69,020

150	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)	Value
Jersey Central Power & Light Co.,
6.15%, 6/1/37	$170	$209,139
JPMorgan Chase & Co. (i),
3 mo. LIBOR + 0.950%, 2.713%, 2/2/37	445	308,162
4.493%, 3/24/31 (converts to FRN on 3/24/30)	210	241,812
Kansas City Southern,
4.20%, 11/15/69	105	100,815
Kinder Morgan Energy Partners L.P.,
7.50%, 11/15/40	50	55,237
Kinder Morgan, Inc.,
4.30%, 6/1/25	455	466,133
L3Harris Technologies, Inc.,
3.95%, 5/28/24 (a)(b)	150	157,545
4.40%, 6/15/28 (a)(b)	220	237,967
4.40%, 6/15/28	145	156,842
Lincoln National Corp., 3 mo. LIBOR + 2.358% (i),
4.049%, 5/17/66	270	162,337
Lowe’s Cos., Inc.,
4.65%, 4/15/42	70	76,484
Manufacturers & Traders Trust Co.,
2.625%, 1/25/21	300	300,421
Marathon Petroleum Corp.,
5.85%, 12/15/45	110	83,573
Massachusetts Institute of Technology,
5.60%, 7/1/11	45	75,572
Mastercard Inc.,
3.85%, 3/26/50	84	103,828
MetLife, Inc. (a)(b),
9.25%, 4/8/38	95	117,325
Microsoft Corp.,
4.875%, 12/15/43	225	309,608
New York Life Insurance Co. (a)(b),
4.45%, 5/15/69	135	140,276
NiSource, Inc.,
3.49%, 5/15/27	435	439,752
6.25%, 12/15/40	140	198,161
Northrop Grumman Corp.,
3.20%, 2/1/27	435	450,042
4.03%, 10/15/47	40	45,638
Northrop Grumman Systems Corp.,
7.875%, 3/1/26	160	172,059
Nuveen Finance LLC (a)(b),
4.125%, 11/1/24	690	677,824
Oncor Electric Delivery Co LLC,
2.95%, 4/1/25	103	106,816
Oracle Corp.,
2.50%, 4/1/25	105	107,315
3.60%, 4/1/50	100	99,070
PacifiCorp,
4.15%, 2/15/50	135	154,393
PepsiCo, Inc.,
4.45%, 4/14/46	115	150,420
Plains All American Pipeline L.P.,
4.65%, 10/15/25	415	333,975
6.125%, 11/15/22, Ser. B (converts to FRN on 11/15/22) (e)(i)	225	112,893
6.65%, 1/15/37	170	135,377
PPL Electric Utilities Corp.,
5.20%, 7/15/41	140	172,416
President & Fellows of Harvard College,
4.875%, 10/15/40	65	86,318
Public Service Co of Colorado,
2.25%, 9/15/22	245	244,433
4.75%, 8/15/41	77	89,396

	Principal Amount (000s)	Value
San Diego Gas & Electric Co., Ser. NNN,
3.60%, 9/1/23	$610	$634,058
Sempra Energy,
3.55%, 6/15/24	275	274,499
3.80%, 2/1/38	95	91,832
Southern California Edison Co.,
3.70%, 8/1/25, Ser. E	105	108,669
3.90%, 12/1/41	275	261,254
State Street Corp. (i),
3 mo. LIBOR + 1.000%, 1.741%, 6/15/47	300	233,250
3.152%, 3/30/31 (converts to FRN on 3/30/30) (a)(b)	50	51,295
Synchrony Bank,
3.65%, 5/24/21	95	93,723
Target Corp.,
2.25%, 4/15/25	175	177,138
3.90%, 11/15/47	20	23,525
Time Warner Cable LLC,
4.50%, 9/15/42	105	99,860
6.55%, 5/1/37	225	258,793
Truist Financial Corp.,
2.70%, 1/27/22	885	892,368
5.125%, 12/15/27, Ser. M (converts to FRN on 12/15/27) (e)(i)	55	46,795
Union Pacific Corp.,
3.75%, 2/5/70	48	49,352
United Parcel Service, Inc.,
3.40%, 9/1/49	150	151,693
United Technologies Corp.,
4.15%, 5/15/45	165	183,687
6.125%, 7/15/38	20	26,629
UnitedHealth Group, Inc.,
3.50%, 8/15/39	285	307,640
Verizon Communications, Inc.,
5.25%, 3/16/37	165	212,624
ViacomCBS, Inc.,
3.125%, 6/15/22	490	498,067
4.75%, 5/15/25	102	102,377
5.25%, 4/1/44	45	42,972
6.25%, 2/28/57 (converts to FRN on 2/28/27) (i)	69	59,707
Virginia Electric & Power Co.,
2.75%, 3/15/23, Ser. C	220	223,598
3.80%, 4/1/28, Ser. A	100	108,174
3.80%, 9/15/47, Ser. B	150	162,066
Visa, Inc.,
1.90%, 4/15/27	260	260,312
Walt Disney Co.,
4.70%, 3/23/50	45	58,673
Wells Fargo & Co.,
5.95%, 12/1/86	110	138,334

		31,764,763

Total Corporate Bonds & Notes (cost—$36,074,535)		33,957,770

	Shares

Common Stock—28.8%

Argentina—0.0%
MercadoLibre, Inc. (k)	66	32,246

Australia—0.5%
Atlassian Corp. PLC, Class A (k)	242	33,217
Aurizon Holdings Ltd.	7,214	18,696
Austal Ltd.	11,178	20,188
BHP Group Ltd.	2,163	39,240
Brickworks Ltd.	1,877	15,355

	Shares	Value
Coca-Cola Amatil Ltd.	3,636	$19,624
CSL Ltd.	323	58,551
Flight Centre Travel Group Ltd. (d)(f)	801	5,057
Fortescue Metals Group Ltd.	3,264	20,002
Goodman Group REIT	4,180	30,638
IDP Education Ltd. (d)(f)	1,339	10,441
Jupiter Mines Ltd.	77,016	10,544
National Australia Bank Ltd.	3,793	38,908
Newcrest Mining Ltd.	2,060	28,289
Regis Resources Ltd.	7,776	17,281
Rio Tinto Ltd.	410	21,123
Saracen Mineral Holdings Ltd. (k)	10,262	23,076
Select Harvests Ltd.	4,720	20,197
Silver Lake Resources Ltd. (k)	10,754	9,158
Sonic Healthcare Ltd.	1,563	23,492
St. Barbara Ltd.	6,297	8,314
Stockland REIT	800	1,230
Telstra Corp. Ltd.	17,437	32,732
Vicinity Centres REIT	1,738	1,087

		506,440

Austria—0.1%
BAWAG Group AG (b)	365	10,182
Erste Group Bank AG	870	15,928
Flughafen Wien AG	322	8,414
OMV AG	453	12,397
Raiffeisen Bank International AG	734	10,558
Telekom Austria AG	987	6,890

		64,369

Belgium—0.1%
Aedifica S.A. REIT	215	22,317
Ageas	512	21,336
Elia Group S.A	281	27,371
Proximus SADP	1,263	29,004

		100,028

Bermuda—0.0%
Arch Capital Group Ltd. (k)	876	24,931

Brazil—0.1%
Banco do Brasil S.A.	4,400	23,617
BB Seguridade Participacoes S.A.	1,900	9,087
BR Malls Participacoes S.A.	5,400	10,372
Cia Brasileira de Distribuicao	700	8,937
JBS S.A.	4,300	16,832
Vale S.A. (k)	3,345	27,823
WEG S.A.	3,300	21,320

		117,988

Canada—0.6%
B2Gold Corp.	5,679	17,191
Baytex Energy Corp. (k)	1,346	320
Bonavista Energy Corp.	3,032	269
Canadian Natural Resources Ltd.	4,779	65,370
Cascades, Inc.	1,630	14,559
Centerra Gold, Inc.	1,967	11,699
Cogeco Communications, Inc.	695	47,148
Crescent Point Energy Corp.	346	266
Emera, Inc.	695	27,409
Empire Co., Ltd., Class A	793	15,513
Exchange Income Corp.	529	6,672
Fairfax Financial Holdings Ltd.	82	25,138
Franco-Nevada Corp.	246	24,579
Genworth MI Canada, Inc.	326	7,244
George Weston Ltd.	545	38,971
Husky Energy, Inc.	1,004	2,526
IA Financial Corp., Inc.	428	13,455
InterRent Real Estate Investment Trust REIT	1,332	12,598
Killam Apartment Real Estate Investment Trust REIT	1,091	12,233

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	151

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value
Lundin Mining Corp.	10,708	$40,251
Magellan Aerospace Corp.	541	2,503
Manulife Financial Corp.	3,960	49,722
Open Text Corp.	698	24,407
Power Corp. of Canada	2,816	45,302
Restaurant Brands International, Inc.	599	24,138
Sun Life Financial, Inc.	945	30,399
Suncor Energy, Inc.	3,958	63,168
Toronto-Dominion Bank	1,612	68,533

		691,583

Chile—0.0%
Empresa Nacional de Telecomunicaciones S.A. (k)	2,402	10,152
Engie Energia Chile S.A.	8,600	9,485

		19,637

China—1.2%
Alibaba Group Holding Ltd. ADR (k)	799	155,390
Autohome, Inc. ADR (k)	297	21,093
Baidu, Inc. ADR (k)	203	20,460
Bank of China Ltd., Class H	100,000	38,066
BOC Aviation Ltd. (b)	3,400	21,480
China Conch Venture Holdings Ltd.	4,500	19,958
China Construction Bank Corp., Class H	146,064	118,728
China Dongxiang Group Co., Ltd.	43,117	3,709
China Everbright Greentech Ltd. (b)	32,000	13,365
China Lumena New Materials Corp. (d)(f)(k)	44	—	†
China Minsheng Banking Corp., Ltd., Class H	20,000	14,793
China Mobile Ltd.	17,000	127,403
China SCE Group Holdings Ltd.	63,000	27,804
China Telecom Corp., Ltd., Class H	64,000	19,391
China Water Affairs Group Ltd.	10,000	7,468
Chongqing Rural Commercial Bank Co., Ltd., Class H	6,488	2,643
CITIC Ltd.	13,000	13,473
Country Garden Holdings Co., Ltd.	16,000	19,128
Country Garden Services Holdings Co., Ltd.	5,172	20,811
EVA Precision Industrial Holdings Ltd.	20,236	1,279
Golden Eagle Retail Group Ltd.	6,000	5,882
Industrial & Commercial Bank of China Ltd., Class H	72,000	49,117
JD.com, Inc. ADR (k)	789	31,955
Jiangsu Expressway Co., Ltd., Class H	5,189	5,767
Ju Teng International Holdings Ltd.	4,744	871
Lenovo Group Ltd.	60,000	31,785
Meituan Dianping, Class B (k)	2,400	28,611
NetEase, Inc. ADR	91	29,207
Ping An Insurance Group Co. of China Ltd., Class H	6,500	63,481
Postal Savings Bank of China Co., Ltd., Class H (b)	22,000	13,394
Shenzhen Expressway Co., Ltd., Class H	25,700	25,983
Shenzhen International Holdings Ltd.	6,500	11,788

	Shares	Value
Shenzhen Investment Holdings Bay Area Development Co., Ltd.	30,000	$10,442
Sinotruk Hong Kong Ltd.	6,500	10,677
TAL Education Group ADR (k)	540	28,760
Tencent Holdings Ltd.	3,981	196,771
Tong Ren Tang Technologies Co., Ltd., Class H	2,726	2,159
Yuexiu Real Estate Investment Trust REIT	13,000	6,360
Yuexiu Transport Infrastructure Ltd.	16,000	9,683
Yuzhou Properties Co., Ltd.	44,796	18,871

		1,248,006

Colombia—0.0%
Corp. Financiera Colombiana S.A. (k)	2,511	15,936

Czech Republic—0.1%
CEZ AS	1,225	19,984
Moneta Money Bank AS (b)	6,630	13,655
O2 Czech Republic AS	2,387	21,717

		55,356

Denmark—0.1%
Carlsberg A/S, Class B	403	45,370
Solar A/S, Class B	111	3,250
Spar Nord Bank A/S	377	2,276
Topdanmark A/S	384	15,409
Tryg A/S	1,482	36,071

		102,376

Finland—0.1%
Elisa Oyj	611	37,713
Metsa Board Oyj	429	2,321
Neste Oyj	1,601	53,229
Oriola Oyj, Class B	700	1,264

		94,527

France—0.9%
Amundi S.A. (b)	319	18,457
APERAM S.A.	51	1,079
Atos SE	724	48,237
AXA S.A.	2,138	36,200
BNP Paribas S.A.	1,125	32,845
Boiron S.A.	31	961
Cegereal S.A. REIT	421	16,606
Cie Generale des Etablissements Michelin SCA	404	35,384
CNP Assurances	3,786	36,658
Credit Agricole S.A.	1,293	9,149
Eiffage S.A.	334	23,708
Engie S.A.	8,659	88,672
Faurecia SE	378	11,068
Hermes International	85	57,835
Kering S.A.	77	40,149
Klepierre S.A. REIT	1,044	19,900
L’Oreal S.A.	164	42,445
LVMH Moet Hennessy Louis Vuitton SE	247	90,588
Orange S.A.	2,801	33,913
Peugeot S.A.	1,273	16,574
Publicis Groupe S.A.	544	15,547
Renault S.A.	629	11,954
Schneider Electric SE	746	63,054
SEB S.A.	19	2,353
Societe Generale S.A.	2,112	34,599
Sodexo S.A.	194	13,028
Teleperformance	119	24,647
Total S.A.	2,036	76,714
Vinci S.A.	1,145	93,557

		995,881

	Shares	Value

Georgia—0.0%
TBC Bank Group PLC	579	$5,163

Germany—0.4%
Bayerische Motoren Werke AG	393	20,062
Cewe Stiftung & Co. KGAA	101	8,886
Daimler AG	1,045	31,208
Deutsche Boerse AG	260	35,720
Deutsche Lufthansa AG	2,491	23,299
Deutsche Telekom AG	3,723	48,084
DWS Group GmbH & Co. KGaA (b)	573	13,911
Hannover Rueck SE	170	24,005
HeidelbergCement AG	509	21,746
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	454	91,286
Puma SE	377	22,151
Sixt SE	37	1,958
TAG Immobilien AG	1,546	30,404
Talanx AG (k)	791	26,614
TLG Immobilien AG	794	12,592
Varta AG (k)	149	10,484
WCM Beteiligungs & Grundbesitz AG	2,676	8,159

		430,569

Greece—0.0%
Hellenic Telecommunications Organization S.A.	1,562	18,882

Hong Kong—0.2%
Cathay Pacific Airways Ltd.	1,543	1,644
CITIC Telecom International Holdings Ltd.	37,000	12,209
CK Hutchison Holdings Ltd.	6,797	45,303
CLP Holdings Ltd.	10,281	94,174
Dah Sing Banking Group Ltd.	1,623	1,405
Fairwood Holdings Ltd.	5,000	9,470
Global Brands Group Holding Ltd. (k)	61,400	1,616
Hang Seng Bank Ltd.	1,100	18,741
Hui Xian Real Estate Investment Trust REIT	15,000	4,720
Kerry Properties Ltd.	2,743	7,173
NWS Holdings Ltd.	6,000	6,114
Shanghai Industrial Urban Development Group Ltd.	17,000	1,605
Swire Pacific Ltd., Class A	3,656	23,273
Yue Yuen Industrial Holdings Ltd.	698	1,067

		228,514

Hungary—0.1%
Magyar Telekom Telecommunications PLC	30,802	34,302
MOL Hungarian Oil & Gas PLC	2,686	15,761
OTP Bank Nyrt	1,271	36,458

		86,521

Indonesia—0.0%
Indofood CBP Sukses Makmur Tbk PT	16,600	10,354
Media Nusantara Citra Tbk PT	154,400	8,531
Wijaya Karya Persero Tbk PT	153,500	7,775

		26,660

Ireland—0.1%
Irish Residential Properties REIT PLC	1,116	1,511
Kingspan Group PLC	489	26,097
Medtronic PLC	1,293	116,603
Origin Enterprises PLC	320	721

		144,932

152	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Shares		Value

Israel—0.1%
B Communications Ltd. (k)	1,705		$1,511
Bank Leumi Le-Israel BM	5,359		29,549
Equital Ltd. (k)	—	††	3
First International Bank of Israel Ltd.	396		9,568
Formula Systems 1985 Ltd.	180		9,938
Israel Discount Bank Ltd., Class A	6,144		17,915
Mellanox Technologies Ltd. (k)	160		19,411
Mizrahi Tefahot Bank Ltd.	1,385		25,492
Shufersal Ltd.	769		4,352

			117,739

Italy—0.3%
Assicurazioni Generali SpA	3,077		41,677
Enav SpA (b)	3,145		13,867
Enel SpA	18,941		130,652
Eni SpA	1,498		14,886
Intesa Sanpaolo SpA	35,109		56,808
Mediobanca Banca di Credito Finanziario SpA	1,860		10,143
Poste Italiane SpA (b)	1,506		12,676
Snam SpA	15,927		72,791
Unipol Gruppo SpA	2,831		9,655

			363,155

Japan—2.7%
ADEKA Corp.	26		324
Aida Engineering Ltd.	142		898
ANA Holdings, Inc.	1,545		37,642
Aoyama Trading Co., Ltd.	111		950
Asahi Group Holdings Ltd.	1,100		35,688
Astellas Pharma, Inc.	5,092		78,454
Bookoff Group Holdings Ltd.	400		2,968
Canon, Inc.	1,210		26,294
Chubu Electric Power Co., Inc.	1,500		21,170
Daiichi Sankyo Co., Ltd.	500		34,338
Daito Pharmaceutical Co., Ltd.	152		4,160
Daiwa Office Investment Corp. REIT	2		11,099
DCM Holdings Co., Ltd.	2,725		25,205
Doutor Nichires Holdings Co., Ltd.	1,551		23,532
DTS Corp.	1,098		19,064
DyDo Group Holdings, Inc.	426		14,379
Electric Power Development Co., Ltd.	1,000		20,042
FamilyMart Co., Ltd.	1,200		21,547
FUJIFILM Holdings Corp.	1,521		74,954
Fukuyama Transporting Co., Ltd.	345		12,277
Geo Holdings Corp.	536		6,489
Hitachi Ltd.	1,100		31,599
Honda Motor Co., Ltd.	2,600		58,179
Honeys Holdings Co., Ltd.	39		391
Hoya Corp.	500		42,516
Hulic Co., Ltd.	2,000		20,240
ITOCHU Corp.	4,377		90,580
Japan Airlines Co., Ltd.	2,320		42,636
Japan Post Holdings Co., Ltd.	3,100		24,250
Japan Post Insurance Co., Ltd.	1,300		16,062
Japan Wool Textile Co., Ltd.	2,200		19,032
JFE Holdings, Inc.	700		4,536
Kajima Corp.	4,100		41,908
Kamigumi Co., Ltd.	1,100		18,568
Kandenko Co., Ltd.	900		7,153
KDDI Corp.	3,100		91,570
Kintetsu Group Holdings Co., Ltd.	700		32,398
Konica Minolta, Inc.	6,600		26,590
Kurita Water Industries Ltd.	1,400		32,119
LaSalle Logiport REIT	19		25,755

	Shares	Value
McDonald’s Holdings Co. Japan Ltd.	600	$27,061
Mirait Holdings Corp.	1,700	21,106
Mitsubishi Corp.	3,500	74,033
Mitsubishi UFJ Financial Group, Inc.	10,500	39,286
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,600	17,621
Mitsuboshi Belting Ltd.	71	793
Mitsui & Co., Ltd.	3,600	49,981
Mitsui Fudosan Co., Ltd.	1,200	20,778
Morinaga Milk Industry Co., Ltd.	600	23,143
NEC Corp.	2,200	80,109
NET One Systems Co., Ltd.	1,200	24,969
Nichias Corp.	498	9,241
Nihon Unisys Ltd.	821	21,899
Nippon REIT Investment Corp. REIT	6	17,768
Nippon Telegraph & Telephone Corp.	7,216	172,582
Nishimatsu Construction Co., Ltd.	800	15,274
Nissan Motor Co., Ltd.	4,859	16,257
Nisshin Seifun Group, Inc.	1,700	28,360
NTT DOCOMO, Inc.	7,843	245,275
Obayashi Corp.	5,127	43,505
Okumura Corp.	1,000	20,676
Olympus Corp.	1,900	27,389
Pacific Industrial Co., Ltd.	224	1,938
Raito Kogyo Co., Ltd.	2,063	23,326
Rengo Co., Ltd.	1,100	8,550
S Foods, Inc.	172	3,553
Sankyo Co., Ltd.	1,000	29,001
Sanyo Special Steel Co., Ltd.	182	1,626
Sawai Pharmaceutical Co., Ltd.	525	28,130
Sekisui House Ltd.	1,800	29,686
Senko Group Holdings Co., Ltd.	2,496	19,309
Shibaura Electronics Co., Ltd.	200	3,760
Softbank Corp.	2,400	30,573
SoftBank Group Corp.	2,000	70,805
Sojitz Corp.	2,584	6,059
Sony Corp.	900	53,310
Sony Financial Holdings, Inc.	1,300	21,829
Sumitomo Chemical Co., Ltd.	9,900	29,249
Sumitomo Corp.	6,100	69,566
Sumitomo Densetsu Co., Ltd.	300	6,139
Sumitomo Mitsui Financial Group, Inc.	1,500	36,440
Sumitomo Rubber Industries Ltd.	1,500	14,089
Sushiro Global Holdings Ltd.	1,600	23,456
Suzuken Co., Ltd.	600	21,799
Takasago Thermal Engineering Co., Ltd.	1,397	21,362
TIS, Inc.	600	9,950
Toho Co., Ltd.	600	18,346
Tokyo Electron Ltd.	200	37,275
Tokyo Gas Co., Ltd.	1,200	28,276
Tokyu Construction Co., Ltd.	700	3,676
Tosoh Corp.	1,800	20,342
Towa Pharmaceutical Co., Ltd.	414	8,654
Toyo Seikan Group Holdings Ltd.	1,700	19,392
Toyo Suisan Kaisha Ltd.	700	33,833
Toyota Motor Corp.	1,651	99,497
Tsuruha Holdings, Inc.	100	13,185
Tv Tokyo Holdings Corp.	266	5,926
Yorozu Corp.	259	2,520
Yurtec Corp.	132	748

		2,949,837

Korea (Republic of)—0.4%
Daeduck Electronics Co.	2,244	13,266
Daekyo Co., Ltd.	777	3,769

	Shares	Value
Daelim Industrial Co., Ltd.	283	$16,969
Easy Bio, Inc.	559	1,632
GS Holdings Corp.	510	15,375
Hana Financial Group, Inc.	408	7,676
Hansol Paper Co., Ltd.	477	4,076
HDC Hyundai Development Co-Engineering & Construction	1	13
HDC Hyundai Engineering Plastics Co., Ltd.	864	1,954
KB Financial Group, Inc.	660	18,562
KC Co., Ltd.	70	721
KC Tech Co., Ltd.	103	1,379
Kia Motors Corp.	646	13,598
KT Corp.	221	3,577
KT&G Corp.	498	30,491
Kukdo Chemical Co., Ltd.	130	4,117
LG HelloVision Co., Ltd.	889	2,222
Lotte Shopping Co., Ltd.	206	12,597
Macquarie Korea Infrastructure Fund	2,320	20,603
NCSoft Corp.	50	26,685
Partron Co., Ltd.	2,165	13,362
Samsung Electronics Co., Ltd.	917	35,654
Samsung Electronics Co., Ltd. GDR	69	68,517
Samsung Fire & Marine Insurance Co., Ltd.	177	22,386
Shinhan Financial Group Co., Ltd.	1,175	27,488
SK Hynix, Inc.	599	40,495
SK Telecom Co., Ltd.	172	25,017
Ubiquoss Holdings, Inc.	633	10,622
Ubiquoss, Inc.	140	2,416
Woori Financial Group, Inc.	2,528	15,728

		460,967

Malaysia—0.1%
Axis Real Estate Investment Trust REIT	11,200	4,744
Bermaz Auto Bhd.	9,500	2,474
Hong Leong Bank Bhd.	6,000	18,561
KNM Group Bhd. (k)	31,700	832
Malayan Banking Bhd.	25,300	43,650
Maxis Bhd.	3,200	3,972
MISC Bhd.	7,300	12,524
Syarikat Takaful Malaysia Keluarga Bhd.	4,000	3,015
Tenaga Nasional Bhd.	7,300	20,317
TIME dotCom Bhd.	4,200	8,941
VS Industry Bhd.	13,575	2,389

		121,419

Mexico—0.1%
Alfa S.A.B de C.V., Class A	22,800	6,151
Banco del Bajio S.A. (b)	8,700	7,511
Grupo Aeroportuario del Centro Norte S.A.B de C.V.	2,800	9,462
Grupo Financiero Banorte S.A.B de C.V., Class O	4,600	12,604
Grupo Lala S.A.B de C.V.	4,496	2,032
Qualitas Controladora S.A.B. de C.V.	5,100	13,099

		50,859

Morocco—0.0%
Douja Promotion Groupe Addoha S.A. (k)	3,431	2,231

Netherlands—0.4%
AerCap Holdings NV (k)	365	8,318
Airbus SE	813	52,424
ASM International NV	229	23,299
ASR Nederland NV	1,070	26,903

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	153

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value
Coca-Cola European Partners PLC	1,616	$60,649
ING Groep NV	4,347	22,274
Just Eat Takeaway (b)(k)	279	21,099
Koninklijke Ahold Delhaize NV	3,925	91,439
Signify NV (b)	314	6,085
Unilever NV	1,686	82,869
Vastned Retail NV REIT	232	3,893
Wolters Kluwer NV	641	45,373

		444,625

New Zealand—0.1%
a2 Milk Co., Ltd. (k)	2,284	23,332
Air New Zealand Ltd.	26,556	13,308
Arvida Group Ltd.	9,216	6,857
Fisher & Paykel Healthcare Corp. Ltd.	1,333	24,232
Kiwi Property Group Ltd. REIT	1,590	887
Summerset Group Holdings Ltd.	5,883	18,996
Tourism Holdings Ltd.	4,537	2,928

		90,540

Norway—0.1%
Avance Gas Holding Ltd. (b)	97	199
Elkem ASA (b)	2,558	3,224
Frontline Ltd.	2,578	25,533
Mowi ASA	1,011	15,286
Orkla ASA	2,541	21,770

		66,012

Peru—0.0%
Ferreycorp SAA	19,594	7,194

Philippines—0.1%
Globe Telecom, Inc.	185	7,011
Megaworld Corp.	205,000	10,046
PLDT, Inc.	345	7,631
Robinsons Land Corp.	37,900	11,027
SM Prime Holdings, Inc.	21,700	12,051
Vista Land & Lifescapes, Inc.	145,700	11,665

		59,431

Poland—0.1%
Asseco Poland S.A.	1,513	21,136
Ciech S.A. (k)	570	3,679
PlayWay S.A.	132	9,600
TEN Square Games S.A.	148	9,928

		44,343

Portugal—0.0%
Jeronimo Martins SGPS S.A.	1,176	21,226

Russian Federation—0.0%
Surgutneftegas PJSC ADR	669	2,772

Singapore—0.3%
Accordia Golf Trust UNIT	12,500	4,227
CapitaLand Mall Trust REIT	25,200	31,598
ComfortDelGro Corp. Ltd.	11,400	12,139
Fortune Real Estate Investment Trust REIT	22,000	20,225
Frasers Logistics & Industrial Trust REIT	29,500	18,237
Keppel DC REIT	16,500	26,481
Mapletree Commercial Trust REIT	15,101	19,368
Oversea-Chinese Banking Corp., Ltd.	4,400	26,659
Sheng Siong Group Ltd.	5,100	4,261
Singapore Airlines Ltd.	5,400	21,919
Singapore Technologies Engineering Ltd.	17,100	37,412
Sino Grandness Food Industry Group Ltd. (k)	25,900	214
Wilmar International Ltd.	14,100	31,886

	Shares	Value
Yangzijiang Shipbuilding Holdings Ltd.	15,900	$9,226

		263,852

South Africa—0.1%
Anglo American Platinum Ltd.	702	29,324
Impala Platinum Holdings Ltd.	4,058	16,908
Telkom S.A. SOC Ltd.	8,548	9,730

		55,962

Spain—0.3%
Banco Santander S.A.	21,322	50,721
Ebro Foods S.A.	719	14,757
Iberdrola S.A.	13,493	131,975
Industria de Diseno Textil S.A.	1,287	33,351
Inmobiliaria Colonial Socimi S.A. REIT	410	3,865
Lar Espana Real Estate Socimi S.A. REIT	137	608
Mapfre S.A.	15,856	26,898
Repsol S.A.	1,910	17,040
Telefonica S.A.	9,641	43,877

		323,092

Sweden—0.1%
Alfa Laval AB	1,190	20,374
Arjo AB, Class B	2,123	10,492
BillerudKorsnas AB	199	2,170
Castellum AB	1,113	18,766
Dios Fastigheter AB	1,811	12,104
Essity AB, Class B	862	26,406
Peab AB	211	1,511
Skanska AB, Class B (k)	1,325	19,940
SSAB AB, Class A	3,513	7,966
SSAB AB, Class B	4,208	9,183
Stillfront Group AB (k)	236	10,317

		139,229

Switzerland—1.0%
Amcor PLC (k)	51	414
Baloise Holding AG	201	26,205
Banque Cantonale Vaudoise	10	8,186
Barry Callebaut AG	18	36,028
Cembra Money Bank AG	275	25,075
Intershop Holding AG	24	12,599
Nestle S.A.	2,262	231,556
Novartis AG	1,371	113,106
PSP Swiss Property AG	214	26,761
Roche Holding AG	934	300,507
Sonova Holding AG	241	42,974
Swiss Life Holding AG	223	74,849
Swiss Re AG	467	35,958
UBS Group AG	5,751	52,714
Zurich Insurance Group AG	272	95,555

		1,082,487

Taiwan—0.9%
Accton Technology Corp.	3,000	16,052
Asia Cement Corp.	29,000	37,652
Cheng Loong Corp.	15,000	10,161
China Airlines Ltd.	12,000	2,614
China Metal Products	8,000	5,947
China Motor Corp.	4,000	3,282
China Petrochemical Development Corp.	36,000	8,645
Chunghwa Telecom Co., Ltd.	15,000	53,179
CTBC Financial Holding Co., Ltd.	62,000	36,508
E.Sun Financial Holding Co., Ltd.	45,000	35,921
First Financial Holding Co., Ltd.	141,322	91,322
Formosa Petrochemical Corp.	16,000	42,718
Formosa Plastics Corp.	6,000	14,842

	Shares	Value
Fulgent Sun International Holding Co., Ltd.	2,000	$5,521
Getac Technology Corp.	13,000	18,117
Global Mixed Mode Technology, Inc.	4,000	13,378
Great Wall Enterprise Co., Ltd.	9,450	11,536
HannStar Display Corp.	124,000	21,166
Hon Hai Precision Industry Co., Ltd.	23,200	53,413
Hua Nan Financial Holdings Co., Ltd.	27,417	16,310
International CSRC Investment Holdings Co.	14,690	9,353
King Yuan Electronics Co., Ltd.	14,000	13,900
Lien Hwa Industrial Holdings Corp.	15,750	19,364
Mega Financial Holding Co., Ltd.	30,000	28,170
Nanya Technology Corp.	11,000	19,360
Pou Chen Corp.	18,000	15,214
Powertech Technology, Inc.	17,000	48,144
Realtek Semiconductor Corp.	5,000	35,894
Sinbon Electronics Co., Ltd.	8,000	32,932
Sitronix Technology Corp.	3,000	11,611
Taichung Commercial Bank Co., Ltd.	27,352	9,324
Taiwan Fertilizer Co., Ltd.	5,000	6,869
Taiwan Hon Chuan Enterprise Co., Ltd.	5,000	8,136
Taiwan PCB Techvest Co., Ltd.	5,000	4,738
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,579	75,460
Tripod Technology Corp.	11,000	34,218
TXC Corp.	15,000	21,660
United Microelectronics Corp. ADR	11,269	24,454
United Renewable Energy Co., Ltd. (k)	8,340	1,293
WT Microelectronics Co., Ltd.	6,707	7,560
Yuanta Financial Holding Co., Ltd.	106,000	54,119
Zhen Ding Technology Holding Ltd.	7,000	21,393

		1,001,450

Thailand—0.2%
Bangchak Corp. PCL (d)(f)	23,900	10,829
Bangkok Bank PCL (d)(f)	5,700	17,403
Electricity Generating PCL (d)(f)	2,500	17,514
Intouch Holdings PCL (d)(f)	16,000	24,229
PTT PCL (d)(f)	18,700	17,288
Siam Cement PCL (d)(f)	2,800	27,473
Sri Trang Agro-Industry PCL (d)(f)	8,200	2,731
Thai Oil PCL (d)(f)	3,600	3,329
Thanachart Capital PCL (d)(f)	17,200	17,300
Tisco Financial Group PCL (d)(f)	16,000	34,097

		172,193

Turkey—0.0%
Dogus Otomotiv Servis ve Ticaret AS	909	947
Tupras Turkiye Petrol Rafinerileri AS (k)	58	660
Turkcell Iletisim Hizmetleri AS	11,947	22,190
Turkiye Garanti Bankasi AS (k)	7,638	9,368

		33,165

United Kingdom—0.7%
Airtel Africa PLC (b)	21,017	10,577
Anglo American PLC	2,823	49,469

154	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value
Aviva PLC	5,094	$16,748
Berkeley Group Holdings PLC	374	16,693
BP PLC	23,134	94,871
BT Group PLC	22,848	33,234
Cranswick PLC	508	23,255
Diageo PLC	507	16,077
Firstgroup PLC (k)	37,135	22,863
Frontier Developments PLC (k)	629	9,576
Gamma Communications PLC	1,603	19,608
Highland Gold Mining Ltd.	5,782	13,954
JD Sports Fashion PLC	5,029	28,166
Johnson Service Group PLC	8,414	10,701
Keller Group PLC	2,052	13,466
Lloyds Banking Group PLC	64,542	25,233
Marston’s PLC	8,232	4,164
Micro Focus International PLC	4,930	24,328
Morgan Sindall Group PLC	557	8,209
National Express Group PLC	16,299	41,270
Primary Health Properties PLC REIT	4,727	9,386
Regional REIT Ltd. REIT (b)	5,398	5,517
Rio Tinto PLC	1,292	59,228
Royal Dutch Shell PLC, Class A	4,402	76,422
Royal Dutch Shell PLC, Class B	2,377	39,872
STERIS PLC	188	26,314
Tate & Lyle PLC	1,634	13,294
Unilever PLC	831	41,907
Valaris PLC (k)	195	88
Virgin Money UK PLC (k)	1,098	837
Vodafone Group PLC	30,543	42,254

		797,581

United States—16.1%
Abbott Laboratories	1,519	119,864
AbbVie, Inc.	1,891	144,075
Accenture PLC, Class A	173	28,244
ACCO Brands Corp.	3,510	17,726
Adobe, Inc. (k)	402	127,932
Affiliated Managers Group, Inc.	318	18,807
Aflac, Inc.	2,395	82,005
AG Mortgage Investment Trust, Inc. REIT	1,242	3,403
AGNC Investment Corp. REIT	7,869	83,254
Air Products & Chemicals, Inc.	269	53,695
Akamai Technologies, Inc. (k)	340	31,107
Alleghany Corp.	73	40,322
Allstate Corp.	1,905	174,746
Ally Financial, Inc.	1,750	25,252
Alphabet, Inc., Class A (k)	179	207,989
Alphabet, Inc., Class C (k)	185	215,120
Altria Group, Inc.	1,119	43,272
Amazon.com, Inc. (k)	260	506,927
Amdocs Ltd.	297	16,326
Ameren Corp.	710	51,709
American Electric Power Co., Inc.	896	71,662
American Equity Investment Life Holding Co.	585	10,998
American Express Co.	907	77,648
American Financial Group, Inc.	705	49,406
American Tower Corp. REIT	92	20,033
Amgen, Inc.	612	124,071
Annaly Capital Management, Inc. REIT	5,123	25,974
Anthem, Inc.	610	138,494
Anworth Mortgage Asset Corp. REIT	837	946
Apollo Commercial Real Estate Finance, Inc. REIT	1,173	8,704
Apple, Inc.	2,725	692,940
Applied Materials, Inc.	861	39,451
Ares Commercial Real Estate Corp. REIT	1,266	8,849

	Shares	Value
AT&T, Inc.	10,353	$301,790
Atmos Energy Corp.	59	5,855
Automatic Data Processing, Inc.	447	61,096
AutoZone, Inc. (k)	94	79,524
AvalonBay Communities, Inc. REIT	199	29,287
Bank of America Corp.	5,226	110,948
Berkshire Hathaway, Inc., Class B (k)	135	24,682
Best Buy Co., Inc.	798	45,486
Booking Holdings, Inc. (k)	49	65,921
BorgWarner, Inc.	384	9,358
Boston Scientific Corp. (k)	1,890	61,671
Bright Horizons Family Solutions, Inc. (k)	466	47,532
Bristol-Myers Squibb Co.	1,242	69,229
Cadence Design Systems, Inc. (k)	739	48,804
Cardinal Health, Inc.	1,284	61,555
Carnival Corp.	1,391	18,319
Casey’s General Stores, Inc.	120	15,899
CBRE Group, Inc., Class A (k)	604	22,777
CBTX, Inc.	653	11,604
CDW Corp.	629	58,667
Centene Corp. (k)	409	24,299
CenturyLink, Inc.	5,014	47,432
Chemed Corp.	65	28,158
Chevron Corp.	1,139	82,532
Chimera Investment Corp. REIT	975	8,873
Chipotle Mexican Grill, Inc. (k)	74	48,426
Church & Dwight Co., Inc.	605	38,829
Cincinnati Financial Corp.	313	23,616
Cintas Corp.	146	25,290
Cisco Systems, Inc.	5,324	209,286
Citigroup, Inc.	1,638	68,993
Citizens Financial Group, Inc.	882	16,590
CMS Energy Corp.	642	37,717
CNA Financial Corp.	555	17,227
Coca-Cola Co.	3,369	149,078
Comcast Corp., Class A	3,056	105,065
Consolidated Edison, Inc.	1,842	143,676
Costco Wholesale Corp.	650	185,334
CVS Health Corp.	2,082	123,525
Danaher Corp.	745	103,115
Darden Restaurants, Inc.	259	14,105
Delta Air Lines, Inc.	1,755	50,070
DexCom, Inc. (k)	265	71,357
Discover Financial Services	1,548	55,217
Dollar General Corp.	223	33,675
DR Horton, Inc.	767	26,078
DTE Energy Co.	479	45,491
Duke Energy Corp.	1,622	131,187
DXC Technology Co.	2,093	27,314
Edwards Lifesciences Corp. (k)	411	77,523
Electronic Arts, Inc. (k)	323	32,355
Eli Lilly & Co.	1,567	217,374
Ellington Financial, Inc. REIT	890	5,082
Encompass Health Corp.	467	29,902
Ennis, Inc.	415	7,794
Entergy Corp.	534	50,180
Equinix, Inc. REIT	101	63,082
Equitable Holdings, Inc.	1,582	22,860
Equity LifeStyle Properties, Inc. REIT	544	31,269
Equity Residential REIT	961	59,303
Essex Property Trust, Inc. REIT	182	40,084
Exelon Corp.	762	28,049
Exxon Mobil Corp.	1,756	66,675
Facebook, Inc., Class A (k)	1,033	172,304
Fidelity National Information Services, Inc.	653	79,431
First NBC Bank Holding Co. (k)	1,041	21
Fiserv, Inc. (k)	1,333	126,622

	Shares	Value
Fortinet, Inc. (k)	311	$31,464
Fortune Brands Home & Security, Inc.	1,029	44,504
frontdoor, Inc. (k)	542	18,851
FTI Consulting, Inc. (k)	372	44,554
Garmin Ltd.	297	22,263
General Mills, Inc.	2,347	123,851
General Motors Co.	3,140	65,249
German American Bancorp, Inc.	67	1,839
Global Payments, Inc.	323	46,586
Granite Point Mortgage Trust, Inc. REIT	160	811
Hartford Financial Services Group, Inc.	3,048	107,412
HCA Healthcare, Inc.	740	66,489
HEICO Corp., Class A	381	24,346
Herc Holdings, Inc. (k)	255	5,217
Hershey Co.	659	87,317
Hewlett Packard Enterprise Co.	2,462	23,906
Honeywell International, Inc.	810	108,370
HP, Inc.	4,624	80,273
Humana, Inc.	327	102,685
Insight Enterprises, Inc. (k)	12	506
Intel Corp.	4,662	252,307
Intuit, Inc.	346	79,580
Intuitive Surgical, Inc. (k)	216	106,965
Invesco Mortgage Capital, Inc. REIT	1,475	5,030
Johnson & Johnson	2,890	378,966
Johnson Controls International PLC	3,647	98,323
JPMorgan Chase & Co.	2,055	185,012
Kellogg Co.	248	14,878
Kelly Services, Inc., Class A	1,158	14,695
KeyCorp	4,133	42,859
Kimberly-Clark Corp.	1,174	150,119
Kroger Co.	2,776	83,613
L3Harris Technologies, Inc.	591	106,451
Laboratory Corp. of America Holdings (k)	250	31,597
Lam Research Corp.	171	41,040
Lear Corp.	208	16,900
Leidos Holdings, Inc.	1,372	125,744
Lockheed Martin Corp.	420	142,359
Lululemon Athletica, Inc. (k)	359	68,048
LyondellBasell Industries NV, Class A	265	13,152
ManTech International Corp., Class A	405	29,431
Marathon Petroleum Corp.	830	19,605
MarketAxess Holdings, Inc.	73	24,278
Marsh & McLennan Cos., Inc.	211	18,243
Mastercard, Inc., Class A	1,321	319,101
McDonald’s Corp.	985	162,870
McGrath RentCorp	865	45,309
MDC Holdings, Inc.	432	10,022
Merck & Co., Inc.	4,189	322,302
Methode Electronics, Inc.	402	10,625
MetLife, Inc.	1,941	59,336
MFA Financial, Inc. REIT	3,113	4,825
Microsoft Corp.	4,374	689,824
Motorola Solutions, Inc.	495	65,795
MSCI, Inc.	246	71,084
Nasdaq, Inc.	246	23,358
Newmont Corp.	1,577	71,407
NextEra Energy, Inc.	205	49,327
NIKE, Inc., Class B	898	74,301
Northrop Grumman Corp.	194	58,695
NVIDIA Corp.	426	112,294
NVR, Inc. (k)	42	107,903
O’Reilly Automotive, Inc. (k)	107	32,212
Occidental Petroleum Corp.	938	10,862

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	155

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value
Old Republic International Corp.	1,514	$23,089
Omega Healthcare Investors, Inc. REIT	615	16,322
Omnicom Group, Inc.	413	22,674
Oracle Corp.	2,006	96,950
Owens Corning	542	21,035
Paychex, Inc.	480	30,202
PepsiCo, Inc.	983	118,058
Pfizer, Inc.	7,410	241,862
Phillips 66	334	17,919
Pinnacle West Capital Corp.	431	32,665
Popular, Inc.	661	23,135
Portland General Electric Co.	487	23,347
Principal Financial Group, Inc.	1,501	47,041
Procter & Gamble Co.	3,338	367,180
Progressive Corp.	1,303	96,214
Prospect Capital Corp.	3,921	16,664
PS Business Parks, Inc. REIT	157	21,277
Public Storage REIT	135	26,812
QCR Holdings, Inc.	90	2,436
Qorvo, Inc. (k)	516	41,605
QUALCOMM, Inc.	1,050	71,032
Quest Diagnostics, Inc.	323	25,937
Raytheon Co.	166	21,771
Realty Income Corp. REIT	541	26,974
Reinsurance Group of America, Inc.	847	71,267
RenaissanceRe Holdings Ltd.	400	59,728
Republic Services, Inc.	828	62,150
Retail Properties of America, Inc., Class A REIT	2,152	11,126
Ross Stores, Inc.	726	63,140
Royal Caribbean Cruises Ltd.	715	23,002
S&P Global, Inc.	121	29,651
Salesforce.com, Inc. (k)	789	113,600
Shockwave Medical, Inc. (k)	511	16,955
Southern Co.	2,348	127,121
SP Plus Corp. (k)	603	12,512
Starbucks Corp.	1,516	99,662
Steel Dynamics, Inc.	880	19,835
STORE Capital Corp. REIT	175	3,171
Stryker Corp.	660	109,883
Synopsys, Inc. (k)	426	54,865
Sysco Corp.	825	37,645
T-Mobile U.S., Inc. (k)	726	60,911
Target Corp.	1,074	99,850
Taylor Morrison Home Corp. (k)	1,703	18,733
TCG BDC, Inc.	821	4,286
Teledyne Technologies, Inc. (k)	174	51,725
Teradyne, Inc.	435	23,564
Tetra Tech, Inc.	243	17,161
Thermo Fisher Scientific, Inc.	361	102,380
TJX Cos., Inc.	1,165	55,699
TPG RE Finance Trust, Inc. REIT	321	1,762
Tyson Foods, Inc., Class A	1,200	69,444
UniFirst Corp.	232	35,053
United Therapeutics Corp. (k)	255	24,180
UnitedHealth Group, Inc.	1,163	290,029
Unum Group	828	12,428
Valley National Bancorp	201	1,469
Veeva Systems, Inc., Class A (k)	315	49,257
Verizon Communications, Inc.	6,536	351,179
Visa, Inc., Class A	1,237	199,305
VMware, Inc., Class A (k)	203	24,583
Vulcan Materials Co.	415	44,849
Walgreens Boots Alliance, Inc.	740	33,855
Walmart, Inc.	728	82,715
Walt Disney Co.	157	15,166
Waste Management, Inc.	1,804	166,978
Waterstone Financial, Inc.	1,032	15,005
WEC Energy Group, Inc.	1,599	140,920

	Shares	Value
Western Asset Mortgage Capital Corp. REIT	1,738	$3,980
WestRock Co.	1,088	30,747
Windstream Holdings, Inc. (k)	294	15
Xcel Energy, Inc.	2,371	142,971
Xerox Holdings, Corp. (k)	2,442	46,251
Zoetis, Inc.	470	55,314

		17,438,838

Total Common Stock (cost—$31,922,811)		31,120,744

Mutual Funds (g)—27.8%
AllianzGI Focused Growth (j)	96,984	3,940,469
AllianzGI Global Small-Cap Opportunities	178,508	2,083,190
AllianzGI International Growth	678,114	9,371,532
AllianzGI Mid-Cap (h)	1,000,900	3,833,448
AllianzGI Mid-Cap Value (j)	135,569	3,218,415
AllianzGI Short Duration High Income (j)	428,508	5,416,337
AllianzGI Small-Cap (j)	145,199	2,172,177

Total Mutual Funds (cost—$35,011,341)		30,035,568

Exchange-Traded Funds—3.7%
iShares JPMorgan USD Emerging Markets Bond	22,000	2,126,960
iShares Mortgage Real Estate	100,000	1,870,000

Total Exchange-Traded Funds (cost—$4,255,398)		3,996,960

	Principal Amount (000s)

U.S. Treasury Obligations—1.0%
U.S. Treasury Bonds,
2.375%, 11/15/49	$80	100,037
U.S. Treasury Notes,
0.50%, 3/31/25	143	143,950
1.125%, 2/28/25	206	213,789
1.50%, 2/15/30	592	637,325

Total U.S. Treasury Obligations (cost—$1,037,564)		1,095,101

	Shares

Preferred Stock—0.2%

Brazil—0.1%
Cia Energetica de Minas Gerais	4,100	7,031
Cia Paranaense de Energia (k)	900	9,267
Petroleo Brasileiro S.A.	3,300	8,885
Telefonica Brasil S.A.	4,500	42,825

		68,008

Chile—0.0%
Embotelladora Andina S.A., Class B	4,830	10,737

Colombia—0.0%
Grupo Aval Acciones y Valores S.A.	48,305	10,667

Germany—0.0%
Volkswagen AG	296	34,098

	Shares	Value

Korea (Republic of)—0.0%
Samsung Electronics Co., Ltd.	1,569	$51,130

United States—0.1%
Wells Fargo & Co. (e)	4,580	96,180
Total Preferred Stock (cost—$325,780)		270,820

	Principal Amount (000s)

Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $627,000; collateralized by U.S. Treasury Notes, 2.75%, due 4/30/23, valued at $641,381 including accrued interest
(cost—$627,000)	$627	627,000

Total Investments (cost-$109,254,429) (c)—93.5%		101,103,963

Other assets less liabilities (l)—6.5%		7,003,983

Net Assets—100.0%		$108,107,946

Notes to Schedule of Investments:

† Actual amount rounds to less than $1.

†† Actual amount rounds to less than 1 share.

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $5,036,013, representing 4.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $5,221,212, representing 4.8% of net assets.

(c) Securities with an aggregate value of $11,845,097, representing 11.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Fair-Valued—Securities with an aggregate value of $187,691, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Perpetual maturity. The date shown, if any, is the next call date.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) Affiliated fund.

(h) Institutional Class share.

(i) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2020.

(j) Class R6 share.

(k) Non-income producing.

156	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

(l) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year U.S. Treasury Note	3	6/19/20		$300	$416	$4,136
10-Year Ultra U.S. Treasury Bond	13	6/19/20		1,300	2,029	37,091
Euro STOXX 50 Index	180	6/19/20	EUR	2	5,453	137,376
Euro-Bund 10-Year Bond	34	6/8/20		3,400	5,303	(90,765)
U.S. Long Bond	6	6/19/20		$600	1,331	7,488
United Kingdom Government 10-Year Gilt	55	6/26/20	GBP	5,500	9,304	226,027

						$321,353

Short position contracts:
5-Year U.S. Treasury Note	(21)	6/30/20		$(2,100)	$(2,633)	$(10,207)
E-mini S&P 500 Index	(122)	6/19/20		(6)	(15,675)	(653,888)
MSCI EAFE Index	(56)	6/19/20		(3)	(4,366)	(456,847)
U.S. Long Bond	(4)	6/19/20		(400)	(716)	3,744

						$(1,117,198)

						$(795,845)

Credit default swaps agreements outstanding at March 31, 2020:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
American Express Co.	$193	0.583%%	12/20/24	(1.00)%	Quarterly	$(4,129)	$(3,591)	$(538)
Berkshire Hathaway Inc.	740	0.287%%	12/20/24	(1.00)%	Quarterly	(25,950)	(22,655)	(3,295)
CDX.NA.HY.33	6,500	5.762%%	12/20/24	(5.00)%	Quarterly	401,059	(614,024)	1,015,083
CDX.NA.IG.33	15,000	0.820%%	12/20/24	(1.00)%	Quarterly	47,095	(392,216)	439,311
Citigroup Inc.	420	0.838%%	12/20/24	(1.00)%	Quarterly	1,831	13,309	(11,478)
Energy Transfer Operating, L.P.	1,230	3.583%%	12/20/24	(1.00)%	Quarterly	118,090	48,259	69,831
Kinder Morgan, Inc.	465	2.047%%	12/20/24	(1.00)%	Quarterly	12,282	26,308	(14,026)
Marathon Petroleum Corp.	180	1.662%%	12/20/24	(5.00)%	Quarterly	(18,536)	(11,176)	(7,360)
McKesson Corp.	405	0.396%%	12/20/24	(1.00)%	Quarterly	(11,208)	(7,896)	(3,312)
Prudential Financial, Inc.	405	0.679%%	12/20/24	(1.00)%	Quarterly	(3,672)	(9,983)	6,311
Simon Property Group, L.P.	405	2.947%%	6/20/25	(1.00)%	Quarterly	29,397	35,142	(5,745)
The Williams Companies, Inc.	180	1.749%%	12/20/24	(1.00)%	Quarterly	12,592	20,625	(8,033)

						$558,851	$(917,898)	$1,476,749

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2020 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	157

Schedule of Investments

March 31, 2020 (unaudited)

Volatility swap agreements outstanding at March 31, 2020:
Over-the-counter total return swap agreements:
Counterparty	Pay/Receive Volatility	Reference Entity		Volatility Strike	Payment Frequency	Maturity Date	Notional Amount (000s)	Premiums Paid (Received)	Unrealized Appreciation
UBS AG	Receive	S&P Index	(3)	5.329%	Maturity	6/19/20	$20	$—	$348,815

(3) Variance swap.

(m) At March 31, 2020, the Fund pledged $4,619,282 in cash as collateral for futures contracts and $1,514,519 in cash as collateral for swap contracts. The Fund also held U.S. Treasury Obligations valued at $114,028 as collateral for swap contracts. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

ADR—American Depositary Receipt

CDX—Credit Derivatives Index

EAFE—Europe, Australasia and Far East

EUR—Euro

FRN—Floating Rate Note

GDR—Global Depositary Receipt

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Mutual Funds	27.8%
Banks	8.4%
Electric Utilities	6.2%
Pharmaceuticals	4.2%
Exchange-Traded Funds	3.7%
Insurance	3.0%
Pipelines	2.7%
Media	2.5%
Aerospace & Defense	2.3%
Oil, Gas & Consumable Fuels	2.1%
Software	1.8%
Diversified Financial Services	1.7%
Diversified Telecommunication Services	1.3%
Telecommunications	1.2%
IT Services	1.2%
Technology Hardware, Storage & Peripherals	1.1%
Equity Real Estate Investment Trusts (REITs)	1.0%
U.S. Treasury Obligations	1.0%
Healthcare Providers & Services	0.9%
Healthcare Equipment & Supplies	0.9%
Semiconductors & Semiconductor Equipment	0.9%
Food Products	0.8%
Beverages	0.8%
Miscellaneous Manufacturing	0.8%
Internet & Direct Marketing Retail	0.8%
Interactive Media & Services	0.8%
Wireless Telecommunication Services	0.7%
Semiconductors	0.7%
Real Estate Management & Development	0.7%
Food & Staples Retailing	0.6%
Metals & Mining	0.5%
Household Products	0.5%
Multi-Utilities	0.5%
Hotels, Restaurants & Leisure	0.5%
Commercial Services	0.4%
Commercial Services & Supplies	0.4%
Transportation	0.4%
Textiles, Apparel & Luxury Goods	0.4%
Specialty Retail	0.3%
Automobiles	0.3%
Construction & Engineering	0.3%
Biotechnology	0.3%
Trading Companies & Distributors	0.3%
Electronic Equipment, Instruments & Components	0.3%
Capital Markets	0.3%
Healthcare-Services	0.3%
Auto Manufacturers	0.3%
Communications Equipment	0.3%

Household Durables	0.3%
Building Products	0.2%
Airlines	0.2%
Consumer Finance	0.2%
Industrial Conglomerates	0.2%
Food & Beverage	0.2%
Chemicals	0.2%
Personal Products	0.2%
Road & Rail	0.2%
Mortgage Real Estate Investment Trusts (REITs)	0.1%
Multi-Line Retail	0.1%
Construction Materials	0.1%
Entertainment	0.1%
Computers	0.1%
Professional Services	0.1%
Machinery	0.1%
Transportation Infrastructure	0.1%
Diversified Consumer Services	0.1%
Gas Utilities	0.1%
Life Sciences Tools & Services	0.1%
Auto Components	0.1%
Containers & Packaging	0.1%
Electrical Equipment	0.1%
Retail	0.1%
Tobacco	0.1%
Shipbuilding	0.1%
Machinery-Diversified	0.1%
Independent Power Producers & Energy Traders	0.0%
Healthcare Technology	0.0%
Leisure Equipment & Products	0.0%
Thrifts & Mortgage Finance	0.0%
Marine	0.0%
Real Estate	0.0%
Water Utilities	0.0%
Paper & Forest Products	0.0%
Energy Equipment & Services	0.0%
Repurchase Agreements	0.6%
Other assets less liabilities	6.5%

100.0%

158	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Global High Yield Fund

	Principal Amount (000s)			Value

Corporate Bonds & Notes—90.7%

Australia—0.4%
FMG Resources August 206 Pty Ltd. (a)(b),
5.125%, 5/15/24		$	100	$99,126

Brazil—1.9%
BRF GmbH,
4.35%, 9/29/26			200	171,890
Petrobras Global Finance BV (a)(b),
5.093%, 1/15/30			339	310,609

				482,499

Canada—3.1%
1011778 BC ULC (a)(b),
5.00%, 10/15/25			200	192,249
Cenovus Energy, Inc.,
6.75%, 11/15/39			100	48,050
Cott Holdings, Inc. (a)(b),
5.50%, 4/1/25			150	146,438
Kronos Acquisition Holdings, Inc. (a)(b),
9.00%, 8/15/23			150	124,312
Rockpoint Gas Storage Canada Ltd. (a)(b),
7.00%, 3/31/23			65	47,856
Superior Plus L.P. (a)(b),
7.00%, 7/15/26			250	245,886

				804,791

China—1.9%
China Evergrande Group,
9.50%, 4/11/22			200	163,633
Kaisa Group Holdings Ltd.,
9.375%, 6/30/24			200	154,905
Yuzhou Properties Co., Ltd.,
6.00%, 10/25/23			200	166,504

				485,042

Colombia—0.7%
Millicom International Cellular S.A. (a)(b),
6.25%, 3/25/29			200	180,110

France—1.6%
Altice France S.A. (a)(b),
7.375%, 5/1/26			200	203,110
Credit Agricole S.A., USD 5 Year Swap Rate + 6.185% (c)(d),
8.125%, 12/23/25			200	207,170

				410,280

Germany—1.3%
Consus Real Estate AG (a)(b),
9.625%, 5/15/24	€		150	137,311
Techem Verwaltungsgesellschaft 674 mbH (a)(b),
6.00%, 7/30/26			100	102,517
WEPA Hygieneprodukte GmbH (a)(b),
2.875%, 12/15/27			100	100,937

				340,765

Greece—0.8%
Crystal Almond Sarl (a)(b),
4.25%, 10/15/24			200	192,576

Guatemala—0.7%
Central American Bottling Corp.,
5.75%, 1/31/27			$200	173,709

Indonesia—0.7%
Listrindo Capital BV,
4.95%, 9/14/26			200	175,749

Ireland—4.3%
C&W Senior Financing DAC,
6.875%, 9/15/27			200	173,893
Eircom Finance DAC,
3.50%, 5/15/26	€		300	316,505

	Principal Amount (000s)			Value
LCPR Senior Secured Financing DAC,
6.75%, 10/15/27		$	200	$198,110
Smurfit Kappa Treasury Funding,
7.50%, 11/20/25			150	180,000
Virgin Media Receivables Financing Notes II DAC,
5.75%, 4/15/23	£		200	241,003

				1,109,511

Israel—0.1%
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		$	26	24,977

Italy—4.6%
Assicurazioni Generali SpA, (converts to FRN on 6/8/28) (d),
5.00%, 6/8/48	€		100	117,899
Banco BPM SpA,
2.50%, 6/21/24			200	206,529
Enel SpA, USD 5 Year Swap Rate + 5.880% (a)(b)(d),
8.75%, 9/24/73		$	200	213,043
F-Brasile SpA, Ser. XR (a)(b),
7.375%, 8/15/26			200	200,000
Intesa Sanpaolo SpA,
6.625%, 9/13/23	€		150	175,742
Societa Cattolica di Assicurazioni SC, (converts to FRN on 12/14/27) (d),
4.25%, 12/14/47			100	95,988
Telecom Italia Finance S.A.,
7.75%, 1/24/33			50	72,902
Telecom Italia SpA,
2.75%, 4/15/25			100	104,253

				1,186,356

Luxembourg—2.7%
Altice Financing S.A. (a)(b),
7.50%, 5/15/26		$	200	195,610
ARD Finance S.A., PIK 7.25% (a)(b),
6.50%, 6/30/27			200	172,890
Arena Luxembourg Finance Sarl (a)(b),
1.875%, 2/1/28	€		200	189,589
Codere Finance 2 Luxembourg S.A. (a)(b),
7.625%, 11/1/21		$	200	70,358
Summer BC Holdco A Sarl,
9.25%, 10/31/27	€		90	77,058

				705,505

Mexico—0.3%
Petroleos Mexicanos (a)(b),
6.49%, 1/23/27		$	100	74,000

Netherlands—7.0%
Atradius Finance BV, (converts to FRN on 9/23/24) (d),
5.25%, 9/23/44	€		100	112,651
Energizer Gamma Acquisition BV,
4.625%, 7/15/26			100	100,187
Intertrust Group BV (a)(b),
3.375%, 11/15/25			150	159,577
Koninklijke KPN NV, USD 10 Year Swap Rate + 5.210% (d),
7.00%, 3/28/73		$	200	200,349
LeasePlan Corp. NV, (converts to FRN on 5/29/24) (c)(d),
7.375%, 5/29/24	€		200	180,839
Q-Park Holding I BV (a)(b),
2.00%, 3/1/27			100	94,679
Sunshine Mid BV (a)(b),
6.50%, 5/15/26			100	103,788
Teva Pharmaceutical Finance Netherlands II BV,
6.00%, 1/31/25			200	215,176
Trivium Packaging Finance BV (a)(b),
8.50%, 8/15/27		$	200	202,110
United Group BV (a)(b),
3.125%, 2/15/26	€		200	186,877

	Principal Amount (000s)			Value
Ziggo BV (a)(b),
4.875%, 1/15/30		$	250	$245,225

				1,801,458

Portugal—1.3%
Caixa Geral de Depositos S.A., (converts to FRN on 3/30/22) (c)(d),
10.75%, 3/30/22	€		200	219,322
EDP—Energias de Portugal S.A., (converts to FRN on 4/30/2024) (d),
4.496%, 4/30/79			100	114,123

				333,445

Spain—0.8%
Cirsa Finance International Sarl (a)(b),
4.75%, 5/22/25			150	103,253
Grifols S.A. (a)(b),
2.25%, 11/15/27			100	106,615

				209,868

Switzerland—0.2%
Selecta Group BV,
5.875%, 2/1/24			100	59,023

United Arab Emirates—0.2%
Shelf Drilling Holdings Ltd. (a)(b),
8.25%, 2/15/25		$	$100	50,300

United Kingdom—4.1%
AA Bond Co., Ltd.,
5.50%, 7/31/22	£		100	81,707
Beazley Insurance DAC,
5.50%, 9/10/29		$	200	208,792
CPUK Finance Ltd. (a)(b),
4.875%, 8/28/25	£		100	100,302
Galaxy Bidco Ltd. (a)(b),
6.50%, 7/31/26			100	112,652
Miller Homes Group Holdings PLC,
5.50%, 10/15/24			100	110,838
Phoenix Group Holdings PLC,
4.125%, 7/20/22			100	125,396
Pinewood Finance Co., Ltd.,
3.25%, 9/30/25			150	174,733
Virgin Money UK PLC, (converts to FRN on 12/14/23) (d),
7.875%, 12/14/28			100	126,135

				1,040,555

United States—52.0%
Albertsons Cos., Inc. (a)(b),
4.625%, 1/15/27		$	200	200,110
5.875%, 2/15/28			50	51,168
Allied Universal Holdco LLC (a)(b),
9.75%, 7/15/27			150	142,405
American Axle & Manufacturing, Inc.,
6.50%, 4/1/27			50	38,941
AmeriGas Partners L.P.,
5.875%, 8/20/26			50	48,168
ASGN, Inc. (a)(b),
4.625%, 5/15/28			100	94,305
Ball Corp.,
5.00%, 3/15/22			325	336,264
Beazer Homes USA, Inc.,
7.25%, 10/15/29			150	115,136
Brink’s Co. (a)(b),
4.625%, 10/15/27			200	185,893
Broadcom, Inc. (a)(b),
4.75%, 4/15/29			150	153,266
BWX Technologies, Inc. (a)(b),
5.375%, 7/15/26			100	96,854
Capitol Investment Merger Sub 2 LLC (a)(b),
10.00%, 8/1/24			150	136,312
Catalent Pharma Solutions ,Inc. (a)(b),
2.375%, 3/1/28	€		100	102,522

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	159

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)			Value
Catalent Pharma Solutions, Inc. (a)(b),
5.00%, 7/15/27		$	150	$146,332
CCO Holdings LLC (a)(b),
4.50%, 8/15/30			50	49,281
5.00%, 2/1/28			100	100,956
5.375%, 6/1/29			100	103,315
Centene Corp. (a)(b),
3.375%, 2/15/30			100	93,250
5.375%, 8/15/26			200	205,000
Cheniere Corpus Christi Holdings LLC,
5.875%, 3/31/25			200	167,592
CIT Group, Inc.,
6.125%, 3/9/28			200	189,708
Clearway Energy Operating LLC,
4.75%, 3/15/28 (a)(b)			200	186,250
5.75%, 10/15/25			100	99,626
Cleveland-Cliffs, Inc. (a)(b),
5.875%, 6/1/27			150	90,668
Covanta Holding Corp.,
5.875%, 7/1/25			250	232,186
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25			125	72,504
CSC Holdings LLC (a)(b),
5.75%, 1/15/30			200	202,442
DCP Midstream Operating L.P. (a)(b),
6.75%, 9/15/37			50	27,515
Diamond Sports Group LLC (a)(b),
5.375%, 8/15/26			100	81,814
DISH DBS Corp.,
5.875%, 11/15/24			100	98,009
7.75%, 7/1/26			50	51,653
Dole Food Co., Inc. (a)(b),
7.25%, 6/15/25			150	119,812
Dun & Bradstreet Corp. (a)(b),
10.25%, 2/15/27			85	90,572
Encompass Health Corp.,
4.50%, 2/1/28			250	246,575
EQT Corp.,
6.125%, 2/1/25			150	116,640
Five Point Operating Co. L.P. (a)(b),
7.875%, 11/15/25			50	43,374
Ford Motor Credit Co. LLC,
2.33%, 11/25/25	€		100	84,584
Freeport-McMoRan, Inc.,
5.25%, 9/1/29		$	100	94,785
General Electric Co., Ser. D, (converts to FRN on 1/21/21) (c)(d),
5.00%, 1/21/21			100	83,102
Granite Merger Sub 2, Inc. (a)(b),
11.00%, 7/15/27			100	99,354
Gray Television, Inc. (a)(b),
7.00%, 5/15/27			200	200,110
Harsco Corp. (a)(b),
5.75%, 7/31/27			150	139,937
HCA, Inc.,
5.625%, 9/1/28			175	184,144
5.875%, 2/1/29			100	106,125
Hill-Rom Holdings, Inc. (a)(b),
4.375%, 9/15/27			250	248,386
Horizon Therapeutics USA, Inc. (a)(b),
5.50%, 8/1/27			200	201,890
iHeartCommunications, Inc.,
8.375%, 5/1/27			150	128,542
Installed Building Products, Inc. (a)(b),
5.75%, 2/1/28			100	96,104
Itron, Inc. (a)(b),
5.00%, 1/15/26			240	230,050
KB Home,
4.80%, 11/15/29			115	97,463
Kraft Heinz Foods Co.,
6.875%, 1/26/39			50	57,543
LifePoint Health, Inc. (a)(b),
4.375%, 2/15/27			150	142,425

	Principal Amount (000s)			Value
Moog, Inc. (a)(b),
4.25%, 12/15/27		$	300	$273,000
Moss Creek Resources Holdings, Inc. (a)(b),
7.50%, 1/15/26			125	37,318
MSCI, Inc. (a)(b),
5.375%, 5/15/27			100	102,197
MTS Systems Corp. (a)(b),
5.75%, 8/15/27			100	93,604
Navient Corp.,
5.625%, 8/1/33			150	111,625
Netflix, Inc.,
5.375%, 2/1/21			300	304,275
6.375%, 5/15/29			150	164,332
NGPL PipeCo LLC (a)(b),
7.768%, 12/15/37			100	100,771
Outfront Media Capital LLC (a)(b),
4.625%, 3/15/30			100	89,555
Panther BF Aggregator 2 L.P. (a)(b),
8.50%, 5/15/27			250	219,487
Parsley Energy LLC (a)(b),
5.25%, 8/15/25			50	38,437
PDC Energy, Inc.,
5.75%, 5/15/26			50	28,336
Performance Food Group, Inc. (a)(b),
5.50%, 10/15/27			75	70,131
Qualitytech L.P. (a)(b),
4.75%, 11/15/25			100	97,375
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24			150	134,580
Radiology Partners, Inc. (a)(b),
9.25%, 2/1/28			150	130,987
Range Resources Corp.,
5.00%, 3/15/23			250	186,940
Refinitiv U.S. Holdings, Inc.,
6.875%, 11/15/26	€		100	112,647
SBA Communications Corp. (a)(b),
3.875%, 2/15/27		$	50	50,500
Scientific Games International, Inc.,
5.50%, 2/15/26	€		100	75,902
Scripps Escrow, Inc. (a)(b),
5.875%, 7/15/27		$	150	132,832
Seagate HDD Cayman,
4.75%, 1/1/25			198	197,293
Sealed Air Corp. (a)(b),
5.50%, 9/15/25			300	306,390
Select Medical Corp.,
6.25%, 8/15/26 (a)(b)			100	100,551
6.25%, 8/15/26			50	50,275
Service Corp. International,
4.625%, 12/15/27			200	201,393
Shea Homes L P (a)(b),
4.75%, 2/15/28			200	171,875
Silgan Holdings, Inc. (a)(b),
4.125%, 2/1/28			350	325,500
Smithfield Foods, Inc. (a)(b),
4.25%, 2/1/27			50	47,169
Southwestern Energy Co.,
6.20%, 1/23/25			50	34,421
Sprint Communications, Inc.,
11.50%, 11/15/21			320	354,547
Sprint Corp.,
7.625%, 3/1/26			200	227,470
Sunoco L.P.,
5.875%, 3/15/28			250	209,636
Talen Energy Supply LLC (a)(b),
6.625%, 1/15/28			150	126,969
7.25%, 5/15/27			50	45,463
TEGNA ,Inc. (a)(b),
4.625%, 3/15/28			100	88,438
Tenet Healthcare Corp. (a)(b),
4.875%, 1/1/26			200	191,250
6.25%, 2/1/27			50	48,938
TerraForm Power Operating LLC (a)(b),
4.75%, 1/15/30			150	146,332

	Principal Amount (000s)		Value
Terrier Media Buyer, Inc. (a)(b),
8.875%, 12/15/27	$	150	$127,125
TransDigm, Inc. (a)(b),
5.50%, 11/15/27		150	135,457
Transocean, Inc. (a)(b),
8.00%, 2/1/27		50	23,938
US Renal Care, Inc. (a)(b),
10.625%, 7/15/27		125	106,068
VICI Properties L.P. (a)(b),
4.25%, 12/1/26		75	69,225
4.625%, 12/1/29		50	45,778
Vistra Operations Co. LLC (a)(b),
5.00%, 7/31/27		100	102,055
5.625%, 2/15/27		150	155,520
Voya Financial, Inc., (converts to FRN on 1/23/28) (d),
4.70%, 1/23/48		130	107,250
WPX Energy, Inc.,
4.50%, 1/15/30		50	27,338
5.75%, 6/1/26		50	28,848
Wyndham Destinations, Inc.,
6.35%, 10/1/25		150	127,312
Yum! Brands, Inc. (a)(b),
4.75%, 1/15/30		150	140,542

			13,336,159

Total Corporate Bonds & Notes (cost—$26,077,687)			23,275,804

Short-Term Investments—11.8%

Repurchase Agreements—9.3%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $2,376,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $2,424,825 including accrued interest

(cost—$2,376,000)		2,376	2,376,000

U.S. Treasury Obligation (e)— 2.5%
U.S. Treasury Bill, 1.40%-1.53%, 6/25/20 (cost—$647,895)		650	649,871

Total Short-Term Investments (cost—$3,023,895)			3,025,871

Total Investments (cost—$29,101,582)—102.5%			26,301,675

Liabilities in excess of other assets (f)—(2.5)%			(644,036)

Net Assets—100.0%			$25,657,639

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $12,800,934, representing 49.9% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $12,800,934, representing 49.9% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2020.

(e) Rates reflect the effective yields at purchase date.

160	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Depreciation
Short position contracts:
5-Year U.S. Treasury Note	(13)	6/30/20	$(1,300)		$(1,630)	$(53,625)
E-mini S&P 500 Index	(6)	6/19/20	(—	)(h)	(771)	(2,151)

						$(55,776)

Forward foreign currency contracts outstanding at March 31, 2020:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2020	Unrealized Appreciation	Unrealized Depreciation
Purchased:
883,785 Euro Currency settling 6/17/20	JPMorgan Chase	$968,745	$977,560	$8,815	$—

Sold:
4,565,070 Euro Currency settling 6/17/20	Goldman Sachs	5,198,245	5,049,442	148,803	—
739,046 Pound Sterling settling 6/17/20	Goldman Sachs	964,958	919,193	45,765	—
196,104 Pound Sterling settling 6/17/20	JPMorgan Chase	226,458	243,906	—	(17,448)

				$203,383	$(17,448)

(g) At March 31, 2020, the Fund pledged $44,263 in cash as collateral for futures contracts and received $400,000 in cash as collateral for swap contracts. There were no open swap contracts outstanding as of March 31, 2020, however the Fund had recevied collateral for any transactions in the future.

(h) Notional amount rounds to less than 500.

Glossary:

£ — British Pound

€ — Euro

FRN — Floating Rate Note

MSCI — Morgan Stanley Capital International

PIK — Payment-in-Kind

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Telecommunications	8.3%
Media	8.3%
Healthcare-Services	7.2%
Commercial Services	5.8%
Containers & Packaging	5.2%
Oil, Gas & Consumable Fuels	5.1%
Electric Utilities	4.7%
Banks	4.4%
Insurance	3.4%
Food & Beverage	2.7%
Real Estate	2.6%
Internet	2.6%
U.S. Treasury Obligations	2.5%
Aerospace & Defense	2.4%
Home Builders	2.3%
Retail	2.3%
Pharmaceuticals	2.1%
Entertainment	2.0%
Diversified Financial Services	1.7%
Software	1.7%
Beverages	1.5%
Pipelines	1.4%
Advertising	1.1%
Computers	1.1%
Paper & Forest Products	1.1%
Auto Components	1.0%
Healthcare-Products	1.0%
Environmental Services	0.9%
Electronics	0.9%
Mining	0.8%
Equity Real Estate Investment Trusts (REITs)	0.6%
Semiconductors	0.6%
Energy-Alternate Sources	0.6%

Lodging	0.5%
Household Products/Wares	0.5%
Electronic Equipment, Instruments & Components	0.4%
Machinery-Construction & Mining	0.4%
Iron/Steel	0.4%
Auto Manufacturers	0.3%
Miscellaneous Manufacturing	0.3%
Distribution/Wholesale	0.3%
Machinery-Diversified	0.2%
Repurchase Agreements	9.3%
Liabilities in excess of other assets	(2.5)%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	161

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Global Sustainability Fund

	Shares	Value

Common Stock—95.7%

Australia—1.7%
CSL Ltd.	13,245	$2,400,942

Canada—0.8%
Gibson Energy, Inc.	98,805	1,140,895

Denmark—1.8%
Novo Nordisk A/S, Class B	41,127	2,455,942

France—3.1%
Bureau Veritas S.A.	72,719	1,370,672
Credit Agricole S.A.	142,790	1,010,366
Kering S.A.	3,542	1,846,843

		4,227,881

Germany—6.5%
Adidas AG	14,461	3,210,736
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	14,415	2,898,427
SAP SE	25,173	2,810,513

		8,919,676

Hong Kong—1.4%
AIA Group Ltd.	215,800	1,932,410

Japan—4.5%
Daikin Industries Ltd.	25,500	3,078,207
Keyence Corp.	9,500	3,054,368

		6,132,575

Korea (Republic of)—1.6%
Samsung Electronics Co., Ltd. GDR	2,185	2,161,284

Spain—1.4%
Industria de Diseno Textil S.A.	73,610	1,907,501

Sweden—3.7%
Assa Abloy AB, Class B	111,511	2,081,765
Atlas Copco AB, Class A	91,302	3,036,179

		5,117,944

Switzerland—4.1%
Roche Holding AG	12,165	3,913,990
UBS Group AG (b)	178,939	1,640,175

		5,554,165

United Kingdom—10.0%
AstraZeneca PLC	35,226	3,138,598
Prudential PLC	163,071	2,043,253
Reckitt Benckiser Group PLC	37,179	2,832,132
Royal Dutch Shell PLC, Class B	119,757	2,008,811
Unilever PLC	53,369	2,691,409
Vodafone Group PLC	689,241	953,526

		13,667,729

United States—55.1%
AbbVie, Inc.	25,734	1,960,673
Accenture PLC, Class A	18,272	2,983,087
Adobe, Inc. (b)	13,817	4,397,122
Agilent Technologies, Inc.	53,181	3,808,823
Alphabet, Inc., Class A (b)	2,657	3,087,301
American Express Co.	33,409	2,860,145
Apple, Inc.	20,000	5,085,800
Bright Horizons Family Solutions, Inc. (b)	17,167	1,751,034
Citigroup, Inc.	34,530	1,454,404
Colgate-Palmolive Co.	30,006	1,991,198
Eaton Corp. PLC	25,545	1,984,591
Ecolab, Inc.	16,900	2,633,527

	Shares	Value
EOG Resources, Inc.	26,327	$945,666
Estee Lauder Cos., Inc., Class A	14,303	2,279,040
International Flavors & Fragrances, Inc.	24,428	2,493,610
Intuit, Inc.	17,038	3,918,740
Johnson & Johnson	19,699	2,583,130
Microsoft Corp.	47,435	7,480,974
Mondelez International, Inc., Class A	45,865	2,296,919
S&P Global, Inc.	18,999	4,655,705
Starbucks Corp.	49,654	3,264,254
UnitedHealth Group, Inc.	14,303	3,566,882
Visa, Inc., Class A	36,286	5,846,400
Xylem, Inc.	31,801	2,071,199

		75,400,224

Total Common Stock (cost—$142,520,081)		131,019,168

	Principal Amount (000s)

Repurchase Agreements—3.8%

State Street Bank and Trust Co.,
dated 3/31/20, 0.00%, due 4/1/20, proceeds $5,210,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $5,317,784 including accrued interest

(cost—$5,210,000)	$5,210	5,210,000

Total Investments (cost—$147,730,081) (a)—99.5%		136,229,168

Other assets less liabilities—0.5%		646,865

Net Assets—100.0%		$136,876,033

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $54,473,084, representing 39.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

GDR—Global Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Software	13.6%
Pharmaceuticals	8.8%
IT Services	6.5%
Technology Hardware, Storage & Peripherals	5.3%
Insurance	5.0%
Capital Markets	4.6%
Building Products	3.8%
Chemicals	3.7%
Machinery	3.7%
Textiles, Apparel & Luxury Goods	3.7%
Personal Products	3.6%
Household Products	3.5%
Biotechnology	3.2%
Oil, Gas & Consumable Fuels	3.0%
Life Sciences Tools & Services	2.8%
Healthcare Providers & Services	2.6%
Hotels, Restaurants & Leisure	2.4%
Interactive Media & Services	2.3%
Electronic Equipment, Instruments & Components	2.2%
Consumer Finance	2.1%
Banks	1.8%
Food Products	1.7%
Electrical Equipment	1.4%
Specialty Retail	1.4%
Diversified Consumer Services	1.3%
Professional Services	1.0%
Wireless Telecommunication Services	0.7%
Repurchase Agreements	3.8%
Other assets less liabilities	0.5%

100.0%

162	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Green Bond Fund

			Principal Amount (000s)	Value

Corporate Bonds & Notes—79.0%

Brazil—0.3%
Fibria Overseas Finance Ltd.,
5.50%, 1/17/27		$	100	$96,220

Canada—1.9%
Bank of Nova Scotia,
2.375%, 1/18/23			500	502,951

China—1.5%
Industrial & Commercial Bank of China Ltd. (d),
3 mo. LIBOR + 0.720%, 2.515%, 4/25/22			200	200,737
3 mo. LIBOR + 0.830%, 2.625%, 4/25/24			200	200,386

				401,123

Czech Republic—2.6%
CPI Property Group SA,
1.625%, 4/23/27	€		700	702,383

Denmark—3.5%
Orsted A/S,
1.75%, 12/9/3019 (converts to FRN on 12/9/27) (d)(e)			100	98,164
2.25%, 11/24/3017 (converts to FRN on 11/24/24) (d)(e)			700	721,445
2.50%, 5/16/33	£		100	125,929

				945,538

France—9.2%
CNP Assurances, (converts to FRN on 7/27/30) (d),
2.00%, 7/27/50	€		500	482,965
Covivio,
1.125%, 9/17/31			100	101,756
Electricite de France S.A.,
3.625%, 10/13/25		$	100	104,368
Engie S.A.,
1.375%, 6/21/39	€		100	100,296
Engie SA,
0.50%, 10/24/30 (converts to FRN on 1/16/23) (d)			500	499,658
1.375%, 1/16/23 (converts to FRN on 4/16/23) (c)(d)			500	524,278
1.75%, 3/27/28			200	227,743
2.125%, 3/30/32			100	117,738
Paprec Holding S.A.,
4.00%, 3/31/25			400	308,808

				2,467,610

Germany—2.5%
E.ON SE,
0.35%, 2/28/30			450	445,752
Landesbank Baden-Wuerttemberg,
1.50%, 2/3/25	£		200	232,206

				677,958

Hong Kong—5.4%
CGNPC International Ltd.,
2.75%, 7/2/24		$	300	305,083
MTR Corp CI Ltd,
2.50%, 11/2/26			600	618,151
Swire Properties MTN Financing Ltd,
3.50%, 1/10/28			500	533,062

				1,456,296

India—2.9%
ReNew Power Pvt Ltd.,
5.875%, 3/5/27			400	285,998

			Principal Amount (000s)	Value
State Bank of India/London,
4.50%, 9/28/23		$	500	$503,050

				789,048

Italy—3.6%
A2A SpA,
1.00%, 7/16/29	€		150	157,525
Assicurazioni Generali SpA,
2.124%, 10/1/30			500	502,194
Intesa Sanpaolo SpA,
0.75%, 12/4/24			100	101,721
Iren SpA,
0.875%, 10/14/29			200	207,775

				969,215

Japan—1.9%
Mitsubishi UFJ Financial Group, Inc.,
2.527%, 9/13/23		$	500	506,379

Korea (Republic of)—2.6%
LG Chem Ltd. (a)(b),
3.25%, 10/15/24			500	511,615
3.625%, 4/15/29			200	203,064

				714,679

Lithuania—0.4%
Ignitis Grupe UAB,
2.00%, 7/14/27	€		100	113,945

Netherlands—3.4%
Digital Dutch Finco BV,
1.50%, 3/15/30			100	96,380
EDP Finance BV,
0.375%, 9/16/26			300	309,844
OI European Group BV,
2.875%, 2/15/25			200	205,168
Telefonica Europe BV, (converts to FRN on 5/5/27) (c)(d),
2.502%, 2/5/27			200	190,255
TenneT Holding BV, (converts to FRN on 6/1/24) (c)(d),
2.995%, 3/1/24			100	106,985

				908,632

Norway—1.1%
Mowi ASA (d),
1.60%, 1/31/25			300	303,573

Portugal—0.8%
EDP—Energias de Portugal S.A. (d),
1.70%, 7/20/80 (converts to FRN on 7/20/25)			100	98,548
4.496%, 4/30/79 (converts to FRN on 4/30/24)			100	114,123

				212,671

Russian Federation—0.8%
Russian Railways Via RZD Capital PLC,
2.20%, 5/23/27			200	215,847

Spain—6.5%
Banco Bilbao Vizcaya Argentaria S.A.,
1.00%, 6/21/26			400	407,769
Banco Santander SA,
0.30%, 10/4/26			400	407,187
Bankinter S.A.,
0.625%, 10/6/27			200	193,188
Iberdrola International BV (c)(d),
1.875%, 2/22/23 (converts to FRN on 5/22/23)			600	640,564
5mo. EURIBOR + 2.973%, 3.25%, 11/12/24 (converts to FRN on 5/11/26)			100	111,561

				1,760,269

			Principal Amount (000s)	Value

Supranational—0.6%
Stedin Holding NV,
0.50%, 11/14/29	€		150	$158,926

Sweden—3.0%
SKF AB,
0.875%, 11/15/29			200	208,186
Telia Co AB, (converts to FRN on 5/11/26) (d),
1.375%, 5/11/81			400	386,427
Vattenfall AB,
0.05%, 10/15/25			200	210,124

				804,737

United Kingdom—4.9%
Anglian Water Services Financing PLC,
1.625%, 8/10/25	£		400	491,527
Bazalgette Finance PLC,
2.375%, 11/29/27			100	129,770
Cadent Finance PLC,
0.75%, 3/11/32	€		100	101,113
Scottish Hydro Electric Transmission PLC,
2.25%, 9/27/35	£		500	590,777

				1,313,187

United States—19.6%
Apple, Inc.,
3.00%, 6/20/27		$	500	538,284
Avangrid, Inc.,
3.80%, 6/1/29			300	306,388
Bank of America Corp. (d),
2.456%, 10/22/25 (converts to FRN on 10/22/24)			600	605,228
3.499%, 5/17/22 (converts to FRN on 5/17/21)			400	405,131
Boston Properties L.P.,
3.40%, 6/21/29			300	293,932
DTE Electric Co.,
3.95%, 3/1/49			200	228,587
Duke Energy Carolinas LLC,
3.95%, 11/15/28			100	110,899
Duke Realty L.P.,
2.875%, 11/15/29			400	383,003
Hanwha Energy USA Holdings Corp.,
2.375%, 7/30/22			400	403,951
Interstate Power & Light Co.,
4.10%, 9/26/28			100	107,823
NextEra Energy Capital Holdings, Inc.,
2.20%, 12/2/26		AUD	300	181,161
Prologis Euro Finance LLC,
0.375%, 2/6/28	€		100	100,043
Public Service Co. of Colorado, Ser. 34,
3.20%, 3/1/50		$	700	705,483
Verizon Communications, Inc.,
3.875%, 2/8/29			100	112,287
VF Corp.,
0.25%, 2/25/28	€		400	411,946
Welltower, Inc.,
2.70%, 2/15/27		$	400	378,093

				5,272,239

Total Corporate Bonds & Notes (cost—$22,476,262)				21,293,426

Sovereign Debt Obligations—18.2%

Australia—0.4%
New South Wales Treasury Corp.,
3.00%, 11/15/28		AUD	150	$105,609

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	163

Schedule of Investments

March 31, 2020 (unaudited)

			Principal Amount (000s)	Value

Belgium—1.9%
Kingdom of Belgium Government Bond,
1.25%, 4/22/33	€		400	$499,803

Canada—2.2%
CPPIB Capital, Inc.,
0.25%, 4/6/27			450	493,046
Province of Quebec Canada,
2.60%, 7/6/25		CAD	150	112,715

				605,761

Chile—3.6%
Chile Government International Bond,
0.83%, 7/2/31	€		500	496,190
1.25%, 1/29/40			500	477,303

				973,493

Korea (Republic of)—2.2%
Export-Import Bank of Korea, 3 mo. LIBOR +0.740% (d),
1.935%, 3/22/23		$	400	402,239
Korea South-East Power Co., Ltd.,
2.125%, 2/3/25			200	201,819

				604,058

Netherlands—0.9%
Netherlands Government Bond (b),
0.50%, 1/15/40	€		200	239,684

Supranational—4.0%
African Development Bank, SOFR + 0.320% (d),
0.33%, 11/18/20		$	100	99,768

			Principal Amount (000s)	Value
Central American Bank for Economic Integration, 3 mo. LIBOR + 0.850% (d),
2.542%, 11/15/24		$	750	$749,692
Corp Andina de Fomento,
0.625%, 11/20/26	€		200	221,250

				1,070,710

Sweden—3.0%
City of Gothenburg Sweden,
0.455%, 11/27/25		SEK	2,000	200,422
Kommuninvest I Sverige AB,
1.625%, 4/24/23		$	600	617,593

				818,015

Total Sovereign Debt Obligations (cost—$5,063,238)				4,917,133

Repurchase Agreements—3.9%

State Street Bank and Trust Co.,
dated 3/31/20, 0.00%, due 4/1/20, proceeds $1,038,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $1,062,505 including accrued interest

(cost—$1,038,000)			1,038	1,038,000

Total Investments (cost—$28,577,500)—101.1%				27,248,559

Liabilities in excess of other assets (f)—(1.1)%				(309,230)

Net Assets—100.0%				$26,939,329

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $714,679, representing 2.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $954,363, representing 3.5% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2020.

(e) Hybrid bond.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Depreciation
Long position contracts:
Euro-Bund 10-Year Bond	39	6/8/20	EUR	3,900	$7,420	$(41,802)

Short position contracts:
10-Year U.S. Treasury Note	(27)	6/19/20		$(2,700)	$(3,745)	$(111,994)

						$(153,796)

Forward foreign currency contracts outstanding at March 31, 2020:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2020	Unrealized Depreciation
475,080 Australian Dollar settling 6/26/20	State Street Bank London	$283,982	$292,283	$(8,301)
158,550 Canadian Dollar settling 6/26/20	State Street Bank London	110,341	112,754	(2,413)
10,991,790 Euro Currency settling 6/26/20	State Street Bank London	11,921,135	12,162,055	(240,920)
1,244,970 Pound Sterling settling 6/26/20	State Street Bank London	1,465,412	1,548,606	(83,194)
1,967,215 Swedish Krona settling 6/26/20	State Street Bank London	194,179	199,232	(5,053)

				$(339,881)

164	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

(g) At March 31, 2020, the Fund pledged $191,002 in cash as collateral for futures contracts.

Glossary:

AUD—Australian Dollar

£—British Pound

CAD—Canadian Dollar

EURIBOR—Euro Inter-Bank Offered Rate

€/EUR—Euro

FRN—Floating Rate Note

LIBOR—London Inter-Bank Offered Rate

SEK—Swedish Krona

SOFR—Secured Overnight Financing Rate

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Electric Utilities	29.0%
Sovereign Debt Obligations	18.2%
Banks	15.8%
Equity Real Estate Investment Trusts (REITs)	5.0%
Real Estate	4.6%
Insurance	3.7%
Transportation	3.1%
Chemicals	2.6%
Energy-Alternate Sources	2.6%
Telecommunications	2.6%
Water Utilities	2.3%
Computers	2.0%
Apparel & Textiles	1.5%
Environmental Services	1.1%
Food & Beverage	1.1%
Metal Fabricate/Hardware	0.8%
Containers & Packaging	0.8%
Paper & Forest Products	0.4%
Repurchase Agreements	3.9%
Liabilities in excess of other assets	(1.1)%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	165

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—88.0%

Advertising—0.4%
National CineMedia LLC (a)(b),
5.875%, 4/15/28	$545	$380,706

Aerospace & Defense—3.1%
Kratos Defense & Security Solutions, Inc. (a)(b),
6.50%, 11/30/25	770	711,284
TransDigm, Inc.,
5.50%, 11/15/27 (a)(b)	1,145	1,033,992
6.50%, 5/15/25	650	621,566
Triumph Group, Inc. (a)(b),
6.25%, 9/15/24	800	718,052

		3,084,894

Auto Components—1.9%
Adient U.S. LLC (a)(b),
7.00%, 5/15/26	505	469,964
Goodyear Tire & Rubber Co.,
5.00%, 5/31/26	600	556,830
Panther BF Aggregator 2 L.P. (a)(b),
8.50%, 5/15/27	930	816,494

		1,843,288

Auto Manufacturers—1.4%
Navistar International Corp. (a)(b),
6.625%, 11/1/25	815	683,585
Tesla, Inc. (a)(b),
5.30%, 8/15/25	750	709,688

		1,393,273

Building Materials—0.7%
Builders FirstSource, Inc. (a)(b),
5.00%, 3/1/30	795	719,972

Chemicals—0.6%
Tronox, Inc. (a)(b),
6.50%, 4/15/26	620	562,697

Commercial Services—4.0%
Cenveo Corp. (cost—$2,715,419; purchased 3/22/12-3/11/16) (a)(b)(c)(d)(e)(g),
6.00%, 5/15/24	2,299	42,141
Herc Holdings, Inc. (a)(b),
5.50%, 7/15/27	850	796,939
Hertz Corp. (a)(b),
6.00%, 1/15/28	600	318,330
Laureate Education, Inc. (a)(b),
8.25%, 5/1/25	1,015	1,017,507
RR Donnelley & Sons Co.,
7.00%, 2/15/22	693	684,986
United Rentals North America, Inc.,
5.25%, 1/15/30	535	537,809
5.50%, 7/15/25	550	542,440

		3,940,152

Computers—0.8%
Dell International LLC (a)(b),
7.125%, 6/15/24	810	839,362

Containers & Packaging—1.6%
Berry Global, Inc. (a)(b),
5.625%, 7/15/27	1,050	1,092,729
Trivium Packaging Finance BV (a)(b),
8.50%, 8/15/27	525	530,539

		1,623,268

Distribution/Wholesale—1.9%
H&E Equipment Services, Inc.,
5.625%, 9/1/25	930	868,392
Performance Food Group, Inc. (a)(b),
5.50%, 10/15/27	1,030	963,127

		1,831,519

	Principal Amount (000s)	Value

Diversified Financial Services—6.3%
CCF Holdings LLC, PIK 10.75% (a)(b)(d)(e),
10.75%, 12/15/23	$3,101	$1,111,538
Community Choice Financial Issuer LLC (cost—$2,000,000; purchased 9/6/18) (a)(b)(g),
9.00%, 6/15/23	2,000	2,007,500
Navient Corp.,
5.00%, 3/15/27	835	719,937
6.75%, 6/15/26	880	814,484
Springleaf Finance Corp.,
6.625%, 1/15/28	845	795,948
8.25%, 10/1/23	795	799,885

		6,249,292

Electric Utilities—0.9%
NRG Energy, Inc.,
5.75%, 1/15/28	880	902,484

Electronic Equipment, Instruments & Components—1.1%
Energizer Holdings, Inc. (a)(b),
7.75%, 1/15/27	1,030	1,070,427

Engineering & Construction—0.8%
AECOM,
5.875%, 10/15/24	500	491,877
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	410	343,375

		835,252

Entertainment—2.7%
AMC Entertainment Holdings, Inc.,
6.125%, 5/15/27	1,010	426,801
International Game Technology PLC (a)(b),
6.25%, 1/15/27	385	337,087
Lions Gate Capital Holdings LLC (a)(b),
6.375%, 2/1/24	970	860,846
Scientific Games International, Inc. (a)(b),
5.00%, 10/15/25	665	583,537
Stars Group Holdings BV (a)(b),
7.00%, 7/15/26	510	482,332

		2,690,603

Food & Beverage—3.0%
Albertsons Cos., Inc. (a)(b),
4.875%, 2/15/30	770	766,843
7.50%, 3/15/26	370	400,866
Kraft Heinz Foods Co.,
6.50%, 2/9/40	595	653,358
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	1,080	1,114,212

		2,935,279

Food Service—0.7%
Aramark Services, Inc. (a)(b),
5.00%, 2/1/28	750	702,127

Hand/Machine Tools—0.7%
Colfax Corp. (a)(b),
6.375%, 2/15/26	680	672,350

Healthcare-Products—1.3%
Avantor, Inc. (a)(b),
9.00%, 10/1/25	1,210	1,281,336

Healthcare-Services—5.9%
Centene Corp. (a)(b),
4.625%, 12/15/29	465	468,488
5.375%, 6/1/26	600	616,746
Charles River Laboratories International, Inc. (a)(b),
5.50%, 4/1/26	400	410,787
Encompass Health Corp.,
4.75%, 2/1/30	410	406,126

	Principal Amount (000s)	Value
HCA, Inc.,
5.375%, 9/1/26	$495	$513,600
5.625%, 9/1/28	490	515,602
IQVIA, Inc. (a)(b),
5.00%, 5/15/27	540	555,912
Select Medical Corp. (a)(b),
6.25%, 8/15/26	840	844,624
Tenet Healthcare Corp.,
6.25%, 2/1/27 (a)(b)	1,110	1,086,412
8.125%, 4/1/22	415	394,391

		5,812,688

Home Builders—1.0%
KB Home,
4.80%, 11/15/29	315	266,962
Taylor Morrison Communities, Inc. (a)(b),
5.75%, 1/15/28	815	734,688

		1,001,650

Household Products/Wares—0.7%
Prestige Brands, Inc. (a)(b),
5.125%, 1/15/28	645	643,581

Internet—3.8%
Go Daddy Operating Co. LLC (a)(b),
5.25%, 12/1/27	780	791,505
Match Group, Inc. (a)(b),
5.00%, 12/15/27	820	790,105
Netflix, Inc. (a)(b),
5.375%, 11/15/29	1,055	1,108,330
NortonLifeLock, Inc. (a)(b),
5.00%, 4/15/25	1,000	1,010,552

		3,700,492

Lodging—1.3%
MGM Resorts International,
5.50%, 4/15/27	389	356,149
Wyndham Hotels & Resorts, Inc. (a)(b),
5.375%, 4/15/26	540	473,562
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	530	496,859

		1,326,570

Machinery-Construction & Mining—0.5%
Terex Corp. (a)(b),
5.625%, 2/1/25	560	528,556

Media—10.3%
CCO Holdings LLC (a)(b),
5.125%, 5/1/27	1,055	1,067,681
5.375%, 6/1/29	775	800,691
5.50%, 5/1/26	275	280,381
Clear Channel Worldwide Holdings, Inc. (a)(b),
9.25%, 2/15/24	842	729,387
CSC Holdings LLC (a)(b),
7.50%, 4/1/28	860	922,253
7.75%, 7/15/25	580	607,533
10.875%, 10/15/25	370	400,756
Diamond Sports Group LLC (a)(b),
6.625%, 8/15/27	630	424,809
DISH DBS Corp.,
5.875%, 7/15/22	280	274,165
5.875%, 11/15/24	770	754,665
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	820	794,047
LiveStyle, Inc. (cost—$2,761,000; purchased 1/31/14-2/3/14) (a)(b)(c)(d)(e)(g)(i),
9.625%, 2/1/19	2,761	3
Meredith Corp.,
6.875%, 2/1/26	750	650,226
Nexstar Broadcasting, Inc. (a)(b),
5.625%, 7/15/27	1,025	1,007,626
Sirius XM Radio, Inc. (a)(b),
5.00%, 8/1/27	750	765,338

166	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)	Value
Virgin Media Secured Finance PLC (a)(b),
5.50%, 5/15/29	$700	$703,885

		10,183,446

Metal Fabricate/Hardware—0.8%
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	1,005	802,952

Mining—3.0%
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	715	698,677
Constellium SE (a)(b),
6.625%, 3/1/25	720	653,379
Freeport-McMoRan, Inc.,
5.25%, 9/1/29	785	744,062
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	890	834,356

		2,930,474

Miscellaneous Manufacturing—0.5%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	605	488,519

Oil, Gas & Consumable Fuels—1.9%
Callon Petroleum Co.,
6.125%, 10/1/24	840	155,400
PBF Holding Co. LLC (a)(b),
6.00%, 2/15/28	705	479,400
Sunoco L.P.,
5.50%, 2/15/26	330	288,362
5.875%, 3/15/28	205	171,901
Transocean, Inc. (a)(b),
7.50%, 1/15/26	925	441,195
USA Compression Partners L.P.,
6.875%, 9/1/27	495	316,800

		1,853,058

Paper & Forest Products—0.5%
Mercer International, Inc.,
7.375%, 1/15/25	550	479,875

Pharmaceuticals—2.8%
Bausch Health Americas, Inc. (a)(b),
8.50%, 1/31/27	815	856,198
Bausch Health Cos., Inc. (a)(b),
5.25%, 1/30/30	275	259,188
7.25%, 5/30/29	755	787,729
Horizon Therapeutics USA, Inc. (a)(b),
5.50%, 8/1/27	825	832,796

		2,735,911

Pipelines—2.2%
Cheniere Energy Partners L.P.,
5.625%, 10/1/26	785	734,463
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	610	353,818
DCP Midstream Operating L.P.,
5.125%, 5/15/29	590	374,945
Targa Resources Partners L.P.,
6.50%, 7/15/27	585	503,100
6.875%, 1/15/29	195	158,438

		2,124,764

Real Estate—1.7%
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	955	933,004
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	835	753,312

		1,686,316

Retail—2.7%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	700	672,872
Asbury Automotive Group, Inc. (a)(b),
4.75%, 3/1/30	440	377,300

	Principal Amount (000s)	Value
Conn’s, Inc.,
7.25%, 7/15/22	$1,095	$633,387
Yum! Brands, Inc. (a)(b),
4.75%, 1/15/30	1,025	960,374

		2,643,933

Semiconductors—1.0%
Amkor Technology, Inc. (a)(b),
6.625%, 9/15/27	995	940,822

Software—2.4%
j2 Cloud Services LLC (a)(b),
6.00%, 7/15/25	700	699,122
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24	855	767,106
SS&C Technologies, Inc. (a)(b),
5.50%, 9/30/27	860	891,712

		2,357,940

Telecommunications—10.0%
CenturyLink, Inc.,
5.125%, 12/15/26 (a)(b)	1,135	1,137,838
7.50%, 4/1/24, Ser. Y	705	776,385
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	960	973,171
CommScope Technologies LLC (a)(b),
6.00%, 6/15/25	970	895,019
Consolidated Communications, Inc.,
6.50%, 10/1/22	950	838,375
Hughes Satellite Systems Corp.,
6.625%, 8/1/26	965	985,706
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	1,295	804,525
Level 3 Financing, Inc.,
5.375%, 5/1/25	270	270,339
Sprint Communications, Inc.,
11.50%, 11/15/21	915	1,013,783
Sprint Corp.,
7.625%, 3/1/26	930	1,057,736
T-Mobile USA, Inc.,
6.50%, 1/15/26	1,045	1,103,050

		9,855,927

Toys/Games/Hobbies—0.2%
Mattel, Inc. (a)(b),
5.875%, 12/15/27	150	153,833

Transportation—0.9%
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	375	369,377
6.50%, 6/15/22	525	529,116

		898,493

Total Corporate Bonds & Notes (cost—$101,342,405)		86,708,081

	Shares

Preferred Stock (a)(d)(e)(h)(i)—5.2%

Media—5.2%
LiveStyle, Inc., Ser. A	2,672	399,464
LiveStyle, Inc., Ser. B (f)	57,581	4,714,732

Total Preferred Stock (cost—$5,907,093)		5,114,196

Common Stock (d)(e)(h)—0.0%

Aerospace & Defense—0.0%
Erickson, Inc. (a)	2,675	28,997

Banks—0.0%
CCF Holdings LLC Class A (cost—$0; purchased 12/18/18) (g)	8,562	1

	Shares	Value
CCF Holdings LLC Class B (cost—$0; purchased 12/12/18) (f)(g)	7,143	$—	†

		1

Media—0.0%
LiveStyle, Inc. (a)(i)	67,983	7

Total Common Stock (cost—$1,491,068)		29,005

	Units

Warrants (d)(e)(h)—0.0%

Advertising—0.0%
Affinion Group Holdings, Inc., exercise price $67.12, expires 4/1/24, (cost—$769,740; purchased 4/10/19) (g)	3,898	39

Media—0.0%
LiveStyle, Inc., Ser. C, expires 11/30/21, (a)(i)	14,500	2

Total Warrants (cost—$769,740)		41

	Principal Amount (000s)

Repurchase Agreements—5.3%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $5,255,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $5,365,124 including accrued interest

(cost—$5,255,000)	$5,255	5,255,000

Total Investments (cost—$114,765,306)—98.5%		97,106,323

Other assets less liabilities—1.5%		1,456,999

Net Assets-100.0%		$98,563,322

Notes to Schedule of Investments:

† Actual amount rounds to less than $1.

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $64,981,886, representing 65.9% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $59,838,684, representing 60.7% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $6,296,924, representing 6.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Affiliated security.

(g) Restricted. The aggregate cost of such securities is $8,246,159. The aggregate value is $2,049,684, representing 2.1% of net assets.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	167

Schedule of Investments

March 31, 2020 (unaudited)

(h) Non-income producing.

(i) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 5.2% of net assets.

Glossary:

PIK—Payment-in-Kind

AllianzGI International Small-Cap Fund

	Shares	Value

Common Stock—92.3%

Australia—5.0%
Austal Ltd.	269,663	$487,025
Charter Hall Retail REIT	198,826	379,725
Cleanaway Waste Management Ltd.	376,920	397,546
Growthpoint Properties Australia Ltd. REIT	68,000	105,183
GUD Holdings Ltd.	73,673	427,015
NEXTDC Ltd. (c)	83,211	452,304
Northern Star Resources Ltd.	66,100	428,195
Pro Medicus Ltd.	18,100	213,931
Seven Group Holdings Ltd.	41,200	283,489
Starpharma Holdings Ltd. (c)	181,359	86,818
Worley Ltd.	43,857	162,747

		3,423,978

Austria—2.7%
UNIQA Insurance Group AG	139,719	1,074,569
Wienerberger AG	49,042	766,169

		1,840,738

China—0.5%
Ping An Healthcare and Technology Co., Ltd. (a)(c)	36,600	337,007

Denmark—3.5%
Ambu A/S, Class B	56,052	1,349,822
SimCorp A/S	12,447	1,037,807

		2,387,629

Finland—0.9%
Huhtamaki Oyj	19,306	618,129

France—3.5%
Ingenico Group S.A.	6,650	695,120
Korian S.A.	30,269	933,841
Nexity S.A.	26,014	800,717

		2,429,678

Germany—8.5%
Alstria office REIT-AG	60,386	866,596
Bechtle AG	8,215	1,034,372
CANCOM SE	24,707	1,038,601
Hella GmbH & Co. KGaA	24,869	713,249
Scout24 AG (a)	20,814	1,244,237
Siltronic AG	13,474	974,756

		5,871,811

Hong Kong—1.2%
Alphamab Oncology (a)(c)	59,000	116,830
Hutchison China MediTech Ltd. ADR (c)	15,300	273,105
Techtronic Industries Co., Ltd.	64,500	409,569

		799,504

Indonesia—0.2%
Jasa Marga Persero Tbk PT	1,026,900	159,143

Ireland—0.9%
Dalata Hotel Group PLC	224,790	613,953

Italy—2.2%
Buzzi Unicem SpA	54,233	990,475
ERG SpA	31,159	555,443

		1,545,918

Japan—31.6%
Advance Residence Investment Corp. REIT	152	441,740
Azbil Corp.	62,100	1,604,812
CKD Corp.	92,300	1,244,111
COMSYS Holdings Corp.	49,200	1,259,999
Fuji Electric Co., Ltd.	58,900	1,320,675

	Shares	Value
Fuji Oil Holdings, Inc.	25,300	$608,872
Glory Ltd.	17,800	408,983
GLP J-Reit	271	307,299
Heiwa Real Estate Co., Ltd.	30,200	780,197
Heiwa Real Estate REIT, Inc.	206	191,895
Hisamitsu Pharmaceutical Co., Inc.	21,000	974,487
Ichigo, Inc.	104,200	240,741
Itochu Techno-Solutions Corp.	60,700	1,728,757
Jeol Ltd.	52,100	1,259,525
Marui Group Co., Ltd.	28,000	468,405
Maruwa Co., Ltd.	10,200	617,405
Mitsubishi UFJ Lease & Finance Co., Ltd.	263,300	1,288,800
Nihon Unisys Ltd.	50,900	1,357,669
PALTAC Corp.	10,900	539,837
Penta-Ocean Construction Co., Ltd.	264,800	1,386,457
Ship Healthcare Holdings, Inc.	28,800	1,175,519
Sojitz Corp.	93,500	219,224
T&D Holdings, Inc.	45,800	371,284
TechnoPro Holdings, Inc.	7,700	359,364
Tokyu Fudosan Holdings Corp.	140,400	674,354
Yaoko Co., Ltd.	14,900	920,814

		21,751,225

Korea (Republic of)—0.5%
Koh Young Technology, Inc.	5,540	350,957

Netherlands—2.7%
ASM International NV	10,445	1,062,693
ASR Nederland NV	33,272	836,569

		1,899,262

Norway—1.8%
Elkem ASA (a)	379,882	478,751
Storebrand ASA	187,158	746,305

		1,225,056

Singapore—2.3%
Frasers Centrepoint Trust	316,000	494,415
Mapletree Commercial Trust REIT	341,571	438,091
Mapletree Industrial Trust REIT	372,400	632,396

		1,564,902

Sweden—3.0%
AAK AB	74,666	1,207,280
Elekta AB, Class B	102,610	836,514

		2,043,794

Switzerland—5.9%
Galenica AG (a)	18,339	1,251,318
Georg Fischer AG	1,226	836,544
Interroll Holding AG	672	1,111,739
OC Oerlikon Corp. AG	105,717	837,043

		4,036,644

Taiwan—1.2%
Taiwan Surface Mounting Technology Corp.	118,000	266,556
Win Semiconductors Corp.	36,000	308,961
Yageo Corp.	28,000	251,450

		826,967

United Kingdom—14.2%
ASOS PLC (c)	24,128	355,025
Auto Trader Group PLC (a)	182,427	985,797
Crest Nicholson Holdings PLC	224,986	485,779
Derwent London PLC REIT	25,865	1,044,827
Genus PLC	28,596	1,155,540
HomeServe PLC	80,438	1,047,751
Howden Joinery Group PLC	149,903	942,993
Intermediate Capital Group PLC	62,209	686,610

168	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value
Moneysupermarket.com Group PLC	282,494	$1,049,767
Rotork PLC	307,783	814,332
Spectris PLC	27,894	840,416
Wizz Air Holdings PLC (a)(c)	13,775	387,717

		9,796,554

Total Common Stock (cost—$68,287,265)		63,522,849

Preferred Stock—0.9%

Germany—0.9%
Jungheinrich AG (cost—$1,263,927)	41,062	624,864

	Principal Amount (000s)

Repurchase Agreements—5.3%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $3,615,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $3,692,467 including accrued interest

(cost—$3,615,000)	$3,615	3,615,000

Total Investments (cost—$73,166,192) (b)—98.5%		67,762,713

Other assets less liabilities-1.5%		1,034,823

Net Assets—100.0%		$68,797,536

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,801,657, representing 7.0% of net assets.

(b) Securities with an aggregate value of $63,874,608, representing 92.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	9.1%
IT Services	8.2%
Equity Real Estate Investment Trusts (REITs)	6.7%
Electronic Equipment, Instruments & Components	5.8%
Healthcare Equipment & Supplies	5.0%
Healthcare Providers & Services	4.9%
Insurance	4.4%
Semiconductors & Semiconductor Equipment	4.3%
Construction & Engineering	3.9%
Interactive Media & Services	3.2%
Real Estate Management & Development	2.9%
Food Products	2.6%
Construction Materials	2.6%
Trading Companies & Distributors	2.1%
Commercial Services & Supplies	2.1%
Internet & Direct Marketing Retail	2.1%
Pharmaceuticals	1.9%
Electrical Equipment	1.9%
Diversified Financial Services	1.9%
Biotechnology	1.9%
Auto Components	1.7%
Software	1.5%
Food & Staples Retailing	1.3%
Real Estate	1.1%
Capital Markets	1.0%
Containers & Packaging	0.9%
Hotels, Restaurants & Leisure	0.9%
Independent Power Producers & Energy Traders	0.8%
Healthcare Technology	0.8%
Distributors	0.8%
Aerospace & Defense	0.7%
Household Durables	0.7%
Chemicals	0.7%
Multi-Line Retail	0.7%
Metals & Mining	0.6%
Airlines	0.6%
Professional Services	0.5%
Energy Equipment & Services	0.2%
Transportation Infrastructure	0.2%
Repurchase Agreements	5.3%
Other assets less liabilities	1.5%

100.0%

AllianzGI Micro Cap Fund

	Shares	Value

Common Stock—98.2%

Banks—2.0%
First Foundation, Inc.	10,492	$107,229
Preferred Bank	2,866	96,928
Tristate Capital Holdings, Inc. (a)	5,869	56,753

		260,910

Beverages—0.2%
MGP Ingredients, Inc.	837	22,507

Biotechnology—19.2%
Adverum Biotechnologies, Inc. (a)	7,080	69,172
Avrobio, Inc. (a)	3,041	47,318
BioSpecifics Technologies Corp. (a)	2,173	122,927
Castle Biosciences, Inc. (a)	2,649	78,967
ChemoCentryx, Inc. (a)	1,089	43,756
Dicerna Pharmaceuticals, Inc. (a)	6,565	120,599
Dynavax Technologies Corp. (a)	10,023	35,381
Fate Therapeutics, Inc. (a)	3,877	86,108
Homology Medicines, Inc. (a)	3,827	59,472
Intellia Therapeutics, Inc. (a)	7,395	90,441
Invitae Corp. (a)	7,919	108,253
Kadmon Holdings, Inc. (a)	21,834	91,484
Karyopharm Therapeutics, Inc. (a)	7,082	136,045
Kindred Biosciences, Inc. (a)	11,413	45,652
Krystal Biotech, Inc. (a)	1,508	65,206
Kura Oncology, Inc. (a)	5,773	57,441
MeiraGTx Holdings PLC (a)	2,819	37,887
Natera, Inc. (a)	6,464	193,015
Precision BioSciences, Inc. (a)	4,655	28,070
Principia Biopharma, Inc. (a)	799	47,445
Progenics Pharmaceuticals, Inc. (a)	10,594	40,257
Rocket Pharmaceuticals, Inc. (a)	3,729	52,020
Stemline Therapeutics, Inc. (a)	5,672	27,452
TG Therapeutics, Inc. (a)	9,430	92,791
Twist Bioscience Corp. (a)	3,471	106,143
Vanda Pharmaceuticals, Inc. (a)	5,906	61,186
Veracyte, Inc. (a)	12,021	292,231
Vericel Corp. (a)	8,673	79,531
Viking Therapeutics, Inc. (a)	9,724	45,508
Voyager Therapeutics, Inc. (a)	4,317	39,501
ZIOPHARM Oncology, Inc. (a)	22,031	53,976

		2,455,235

Building Products—0.5%
PGT Innovations, Inc. (a)	7,495	62,883

Construction & Engineering—3.4%
Construction Partners, Inc., Class A (a)	8,221	138,853
NV5 Global, Inc. (a)	4,132	170,610
Sterling Construction Co., Inc. (a)	12,976	123,272

		432,735

Construction Materials—0.4%
U.S. Concrete, Inc. (a)	3,082	55,908

Diversified Consumer Services—1.5%
Aspen Group, Inc. (a)	13,484	107,737
Carriage Services, Inc.	4,935	79,700

		187,437

Electrical Equipment—0.6%
Allied Motion Technologies, Inc.	3,002	71,147

Electronic Equipment, Instruments & Components—0.9%
Napco Security Technologies, Inc. (a)	7,748	117,537

Energy Equipment & Services—0.3%
DMC Global, Inc.	1,905	43,834

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	169

Schedule of Investments

March 31, 2020 (unaudited)

	Shares	Value

Food Products—1.5%
John B Sanfilippo & Son, Inc.	2,188	$195,607

Healthcare Equipment & Supplies—12.4%
Antares Pharma, Inc. (a)	42,191	99,571
Axogen, Inc. (a)	7,413	77,095
Axonics Modulation Technologies, Inc. (a)	5,964	151,545
BioLife Solutions, Inc. (a)	9,984	94,848
Cerus Corp. (a)	27,327	127,071
CryoLife, Inc. (a)	4,253	71,961
CryoPort, Inc. (a)	16,979	289,831
Mesa Laboratories, Inc.	774	174,994
OrthoPediatrics Corp. (a)	5,470	216,831
Surmodics, Inc. (a)	3,431	114,321
Tactile Systems Technology, Inc. (a)	4,339	174,254

		1,592,322

Healthcare Providers & Services—7.1%
Addus HomeCare Corp. (a)	2,746	185,629
BioTelemetry, Inc. (a)	4,149	159,778
Catasys, Inc. (a)	9,515	144,913
Joint Corp. (a)	11,249	122,052
R1 RCM, Inc. (a)	19,122	173,819
RadNet, Inc. (a)	11,429	120,119

		906,310

Healthcare Technology—2.8%
Tabula Rasa HealthCare, Inc. (a)	4,725	247,070
Vocera Communications, Inc. (a)	5,096	108,239

		355,309

Hotels, Restaurants & Leisure—0.7%
Kura Sushi USA, Inc., Class A (a)	7,201	86,124

Household Durables—0.9%
LGI Homes, Inc. (a)	2,473	111,656

Insurance—1.7%
Palomar Holdings, Inc. (a)	3,856	224,265

Interactive Media & Services—1.5%
EverQuote, Inc., Class A (a)	3,402	89,302
QuinStreet, Inc. (a)	12,075	97,204

		186,506

Internet & Direct Marketing Retail—1.0%
Rubicon Project, Inc. (a)	22,798	126,529

IT Services—3.2%
Brightcove, Inc. (a)	18,230	127,063
Hackett Group, Inc.	8,999	114,467
Paysign, Inc. (a)	11,169	57,632
Perficient, Inc. (a)	4,172	113,020

		412,182

Life Sciences Tools & Services—4.2%
Codexis, Inc. (a)	7,653	85,407
NanoString Technologies, Inc. (a)	5,902	141,943
NeoGenomics, Inc. (a)	5,774	159,420
Quanterix Corp. (a)	8,537	156,825

		543,595

Machinery—4.4%
Columbus McKinnon Corp.	3,937	98,425
Kadant, Inc.	1,893	141,312
Kornit Digital Ltd. (a)	8,393	208,902
Spartan Motors, Inc.	8,411	108,586

		557,225

Media—2.6%
Cardlytics, Inc. (a)	4,446	155,432
TechTarget, Inc. (a)	8,684	178,977

		334,409

	Shares	Value

Pharmaceuticals—5.2%
Amphastar Pharmaceuticals, Inc. (a)	6,635	$98,463
ANI Pharmaceuticals, Inc. (a)	2,493	101,565
Axsome Therapeutics, Inc. (a)	3,141	184,785
Cara Therapeutics, Inc. (a)	4,489	59,300
Collegium Pharmaceutical, Inc. (a)	7,237	118,180
Omeros Corp. (a)	4,280	57,224
Provention Bio, Inc. (a)	5,032	46,294

		665,811

Professional Services—2.2%
CRA International, Inc.	3,261	108,950
Franklin Covey Co. (a)	3,722	57,840
Kforce, Inc.	4,318	110,411

		277,201

Semiconductors & Semiconductor Equipment—5.9%
ACM Research, Inc., Class A (a)	1,892	56,022
Adesto Technologies Corp. (a)	22,860	255,804
Axcelis Technologies, Inc. (a)	6,721	123,062
FormFactor, Inc. (a)	10,101	202,929
Ichor Holdings Ltd. (a)	6,140	117,642

		755,459

Software—9.4%
Agilysys, Inc. (a)	7,412	123,780
Cerence, Inc. (a)	5,625	86,625
Digital Turbine, Inc. (a)	34,626	149,238
LivePerson, Inc. (a)	5,390	122,623
Model N, Inc. (a)	10,558	234,493
PROS Holdings, Inc. (a)	1,820	56,475
Sapiens International Corp. NV	7,814	148,622
Upland Software, Inc. (a)	6,488	174,008
Zix Corp. (a)	24,128	103,992

		1,199,856

Thrifts & Mortgage Finance—1.5%
First Defiance Financial Corp.	6,140	90,504
Meridian Bancorp, Inc.	9,309	104,447

		194,951

Wireless Telecommunication Services—1.0%
Boingo Wireless, Inc. (a)	11,934	126,620

Total Common Stock (cost—$12,334,958)		12,562,070

	Principal Amount (000s)

Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $226,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.00%, due 4/15/23, valued at $231,437
(cost—$226,000)	$226	226,000

Total Investments (cost—$12,560,958)—100.0%		12,788,070

Liabilities in excess of other assets—(0.0)%		(2,784)

Net Assets—100.0%		$12,785,286

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI PerformanceFee Managed Futures Strategy Fund

	Principal Amount (000s)	Value

U.S. Treasury Obligations—69.4%
U.S. Treasury Notes, 1.375%, 5/31/20	$3,300	$3,307,219
1.375%, 8/31/20	3,300	3,317,531
1.375%, 9/30/20	3,300	3,320,883
1.375%, 10/31/20	3,300	3,323,976
1.625%, 6/30/20	3,300	3,313,664
1.625%, 7/31/20	3,300	3,317,015

Total U.S. Treasury Obligations (cost—$19,792,717)		19,900,288

	Shares

Mutual Fund—4.4%
AllianzGI Short Duration High Income (a)(b) (cost—$1,438,888)	99,792	1,261,374

	Principal Amount (000s)

Repurchase Agreements—3.0%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $854,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $873,148 including accrued interest

(cost—$854,000)	$854	854,000

Total Investments (cost—$22,085,605)—76.8%		22,015,662

Other assets less liabilities (c)—23.2%		6,666,630

Net Assets—100.0%		$28,682,292

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Class R6 share.

170	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

(c) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year U.S. Treasury Note	55	6/19/20		$5,500		$7,628	$312,283
Aluminum†	46	4/9/20		1		1,727	(261,573)
Aluminum†	57	5/18/20		1		2,158	(230,014)
Aluminum†	5	6/17/20		—	(e)	190	(7,974)
Australia Government 10-Year Bond	27	6/15/20	AUD	2,700		2,501	447
Canada Government 10-Year Bond	44	6/19/20	CAD	4,400		4,600	165,251
Coffee†	2	12/18/20		$75		92	(4,766)
Euro FX Currency	13	6/15/20		1,625		1,796	20,228
Euro-BTP	1	6/8/20	EUR	100		156	(7,225)
Euro-Bund	4	6/8/20		400		761	(11,398)
Euro-OAT	2	6/8/20		200		369	(10,094)
Gold 100 Oz†	3	8/27/20		$—	(e)	479	(8,938)
Japan Government 10-Year Bond	2	6/15/20	JPY	200,000		2,838	(33,671)
Japanese Yen	9	6/15/20		$11		1,048	214
KC HRW Wheat†	7	9/14/20		35		177	(2,282)
Nickel†	6	4/9/20		—	(e)	412	(51,753)
Nickel†	10	5/18/20		—	(e)	688	(29,794)
United Kingdom Government 10-Year Gilt	10	6/26/20	GBP	1,000		1,692	13,026

							$(148,033)

Short position contracts:
Aluminum†	(46)	4/9/20		(1)		$(1,727)	$271,788
Aluminum†	(57)	5/18/20		(1)		(2,158)	261,966
Aluminum†	(45)	6/17/20		(1)		(1,713)	162,384
Australian Dollar	(5)	6/15/20		$(500)		(307)	(5,448)
BIST 30	(105)	4/30/20	TRY	(11)		(170)	(3,893)
Bovespa Index	(5)	4/15/20	BRL	(—	)(e)	(70)	(6,556)
Brent Crude†	(3)	5/29/20		$(3)		(89)	70,792
British Pound	(17)	6/15/20		(688)		(1,323)	(70,548)
Canadian Dollar	(10)	6/16/20		(1,000)		(710)	(1,937)
Cattle Feeder†	(3)	9/24/20		(150)		(194)	7,413
Cocoa†	(11)	12/15/20		(—	)(e)	(248)	(3,410)
Copper†	(17)	9/28/20		(425)		(951)	121,506
Corn†	(40)	9/14/20		(200)		(699)	48,546
Cotton†	(19)	12/8/20		(950)		(507)	113,960
DAX Mini Index	(7)	6/19/20	EUR	(—	)(e)	(382)	(48,289)
E-mini S&P 500 Index	(4)	6/19/20	$	(—	)(e)	(514)	(17,907)
FTSE 100 Index	(8)	6/19/20	GBP	(—	)(e)	(560)	(59,068)
FTSE China	(4)	4/29/20	$	(—	)(e)	(50)	262
FTSE/JSE Top 40 Index	(8)	6/18/20	ZAR	(—	)(e)	(184)	(19,542)
Gas Oil†	(11)	6/11/20		$(1)		(332)	83,421
IBEX 35 Index	(1)	4/17/20	EUR	(—	)(e)	(75)	(8,342)
Lean Hogs†	(19)	7/15/20		$(760)		(492)	132,181
Live Cattle†	(7)	10/30/20		(280)		(271)	12,153
Natural Gas†	(50)	6/26/20		(500)		(956)	25,331
New Zealand Dollar	(7)	6/15/20		(700)		(416)	(2,122)
Nickel†	(6)	4/9/20		(—	)(e)	(412)	53,979
Nickel†	(10)	5/18/20		(—	)(e)	(688)	68,378
Nickel†	(10)	6/15/20		(—	)(e)	(689)	15,224
Platinum†	(8)	7/29/20		(—	)(e)	(292)	(48,453)
S&P Index 60	(1)	6/18/20		(—	)(e)	(116)	(15,692)
Silver†	(3)	9/28/20		(15)		(213)	(33,313)
Soybean†	(13)	8/14/20		(65)		(578)	(3,214)
SPI 200	(2)	6/18/20		(—	)(e)	(157)	(2,756)
Sugar No. 11†	(36)	2/26/21		(4,032)		(460)	34,899

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	171

Schedule of Investments

March 31, 2020 (unaudited)

Futures contracts outstanding at March 31, 2020 (continued):
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Short position contracts (continued):
Topix Index	(8)	6/11/20	$(80)	$(1,044)	$(101,126)
WTI Crude†	(4)	6/22/20	(4)	(111)	15,587

					$1,048,154

					$900,121

† All or a portion of this security is owned by AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., which is a wholly-owned subsidiary of the Fund.

Credit default swaps agreements outstanding at March 31, 2020:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid	Unrealized Depreciation
Goldman Sachs (ICE):
CDX.EM.32	$1,650	3.37%	12/20/24	(1.00)%	Quarterly	$193,010	$219,900	$(26,890)
CDX.NA.HY.33	800	5.76%	12/20/24	(5.00)%	Quarterly	49,361	62,573	(13,212)

						$242,371	$282,473	$(40,102)

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2020 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) At March 31, 2020, the Fund pledged $6,070,734 in cash as collateral for futures contracts and received $137,383 in cash as collateral for swap contracts.

(e) Notional amount rounds to less than 500.

Glossary:

AUD – Australian Dollar

BIST—Borsa Istanbul

BRL – Brazilian Real

CAD – Canadian Dollar

CDX—Credit Derivatives Index

EUR – Euro

FTSE—Financial Times Stock Exchange

GBP – British Pound

ICE—Intercontinental Exchange

JPY – Japanese Yen

JSE—Johannesburg Stock Exchange Limited

OAT—Obligations Assimilables du Trésor

TOPIX—Tokyo Stock Price Index

TRY – Turkish Lira

WTI—West Texas Intermediate

ZAR—South African Rand

172	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI PerformanceFee Structured US Equity Fund

	Shares	Value

Exchange-Traded Funds—101.0%
iShares Core S&P 500 (a) (cost—$75,414,896)	248,881	$64,310,850

	Principal Amount (000s)

Repurchase Agreements—3.0%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $1,888,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $1,930,392 including accrued interest

(cost—$1,888,000)	$1,888	1,888,000

Total Options Purchased—2.9% (cost—$2,568,485) (b)(c)(d)		1,860,581

Value
Total Investments, before options written (cost—$79,871,381)—106.9%	$68,059,431

Total Options Written—(2.5)% (premiums received—$2,190,558) (b)(c)(d)	(1,585,111)

Total Investments, net of options written (cost—$77,680,823)—104.4%	66,474,320

Other liabilities in excess of other assets—(4.4)%	(2,807,059)

Net Assets—100.0%	$63,667,261

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at March 31, 2020:

Options purchased contracts outstanding at March 31, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
CBOE Volatility Index	42.50 USD	4/15/20	68	$6,800	$60,860	$73,559	$(12,699)
CBOE Volatility Index	47.50 USD	4/15/20	98	9,800	68,110	110,006	(41,896)
CBOE Volatility Index	90.00 USD	4/15/20	332	33,200	30,710	62,982	(32,272)
CBOE Volatility Index	40.00 USD	4/22/20	34	3,400	35,190	37,990	(2,800)
CBOE Volatility Index	95.00 USD	4/22/20	68	6,800	32,504	33,118	(614)
Nasdaq 100 Stock Index	9,250.00 USD	4/3/20	12	1,200	416	3,206	(2,790)
Nasdaq 100 Stock Index	9,300.00 USD	4/9/20	12	1,200	746	3,985	(3,239)
Nasdaq 100 Stock Index	9,300.00 USD	4/17/20	12	1,200	2,310	4,105	(1,795)
Nasdaq 100 Stock Index	11,500.00 USD	4/17/20	7	700	1	162	(161)
Nasdaq 100 Stock Index	11,800.00 USD	4/17/20	2	200	—	82	(82)
Nasdaq 100 Stock Index	8,200.00 USD	5/15/20	3	300	74,880	94,812	(19,932)
Nasdaq 100 Stock Index	11,900.00 USD	5/15/20	4	400	338	44	294
Nasdaq 100 Stock Index	8,200.00 USD	6/19/20	3	300	103,395	113,032	(9,637)
Russell 2000 Index	1,800.00 USD	4/3/20	19	1,900	665	334	331
Russell 2000 Index	1,800.00 USD	4/17/20	62	6,200	155	1,686	(1,531)
Russell 2000 Index	2,550.00 USD	4/17/20	10	1,000	325	111	214
Russell 2000 Index	1,900.00 USD	4/30/20	13	1,300	4	145	(141)
Russell 2000 Index	1,900.00 USD	5/29/20	10	1,000	404	308	96
S&P 500 Index	2,900.00 USD	4/3/20	14	1,400	210	15,750	(15,540)
S&P 500 Index	3,500.00 USD	4/3/20	156	15,600	1,560	8,808	(7,248)
S&P 500 Index	2,475.00 USD	4/8/20	2	200	28,890	34,197	(5,307)
S&P 500 Index	2,700.00 USD	4/8/20	1	100	1,975	10,402	(8,427)
S&P 500 Index	2,950.00 USD	4/8/20	4	400	250	411	(161)
S&P 500 Index	3,100.00 USD	4/8/20	9	900	180	189	(9)
S&P 500 Index	2,475.00 USD	4/9/20	2	200	29,830	34,654	(4,824)
S&P 500 Index	2,900.00 USD	4/9/20	7	700	892	14,486	(13,594)
S&P 500 Index	2,950.00 USD	4/9/20	4	400	320	576	(256)
S&P 500 Index	3,900.00 USD	4/9/20	6	600	75	97	(22)
S&P 500 Index	2,475.00 USD	4/13/20	2	200	31,060	37,060	(6,000)
S&P 500 Index	2,950.00 USD	4/13/20	4	400	480	786	(306)
S&P 500 Index	2,475.00 USD	4/15/20	2	200	32,530	37,990	(5,460)
S&P 500 Index	2,900.00 USD	4/15/20	1	100	242	2,731	(2,489)
S&P 500 Index	2,950.00 USD	4/15/20	4	400	640	1,068	(428)
S&P 500 Index	2,800.00 USD	4/17/20	2	200	2,300	14,055	(11,755)
S&P 500 Index	3,220.00 USD	4/17/20	1	100	38	3,493	(3,455)
S&P 500 Index	3,260.00 USD	4/17/20	1	100	28	3,192	(3,164)

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	173

Schedule of Investments

March 31, 2020 (unaudited)

Options purchased contracts outstanding at March 31, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Index	3,270.00 USD	4/17/20	1	$100	$28	$2,518	$(2,490)
S&P 500 Index	3,675.00 USD	4/17/20	3	300	30	137	(107)
S&P 500 Index	4,400.00 USD	4/17/20	9	900	45	100	(55)
S&P 500 Index	4,000.00 USD	5/15/20	13	1,300	130	266	(136)
S&P 500 Index	2,800.00 USD	6/19/20	11	1,100	76,615	138,238	(61,623)
S&P 500 Mini Index	328.00 USD	4/1/20	3	300	14	1,357	(1,343)
S&P 500 Mini Index	336.00 USD	4/1/20	9	900	41	2,269	(2,228)
S&P 500 Mini Index	345.00 USD	4/1/20	15	1,500	67	2,521	(2,454)
S&P 500 Mini Index	385.00 USD	4/1/20	16	1,600	—	49	(49)
S&P 500 Mini Index	390.00 USD	4/1/20	45	4,500	—	94	(94)
S&P 500 Mini Index	305.00 USD	4/3/20	8	800	56	6,925	(6,869)
S&P 500 Mini Index	327.00 USD	4/3/20	3	300	21	2,104	(2,083)
S&P 500 Mini Index	344.00 USD	4/3/20	16	1,600	112	3,809	(3,697)
S&P 500 Mini Index	345.00 USD	4/3/20	347	34,700	2,429	2,115	314
S&P 500 Mini Index	355.00 USD	4/3/20	15	1,500	105	67	38
S&P 500 Mini Index	385.00 USD	4/3/20	16	1,600	112	32	80
S&P 500 Mini Index	390.00 USD	4/3/20	45	4,500	315	94	221
S&P 500 Mini Index	303.00 USD	4/6/20	8	800	40	8,584	(8,544)
S&P 500 Mini Index	308.00 USD	4/6/20	3	300	14	2,379	(2,365)
S&P 500 Mini Index	325.00 USD	4/6/20	5	500	23	3,716	(3,693)
S&P 500 Mini Index	334.00 USD	4/6/20	3	300	14	1,795	(1,781)
S&P 500 Mini Index	341.00 USD	4/6/20	4	400	18	1,452	(1,434)
S&P 500 Mini Index	343.00 USD	4/6/20	8	800	36	1,577	(1,541)
S&P 500 Mini Index	355.00 USD	4/6/20	3	300	14	25	(11)
S&P 500 Mini Index	385.00 USD	4/6/20	61	6,100	274	188	86
S&P 500 Mini Index	390.00 USD	4/6/20	79	7,900	—	235	(235)
S&P 500 Mini Index	316.00 USD	4/8/20	5	500	25	3,555	(3,530)
S&P 500 Mini Index	339.00 USD	4/8/20	8	800	—	1,849	(1,849)
S&P 500 Mini Index	344.00 USD	4/8/20	9	900	—	1,648	(1,648)
S&P 500 Mini Index	347.00 USD	4/8/20	34	3,400	—	7,551	(7,551)
S&P 500 Mini Index	380.00 USD	4/8/20	79	7,900	—	206	(206)
S&P 500 Mini Index	386.00 USD	4/8/20	16	1,600	—	72	(72)
S&P 500 Mini Index	390.00 USD	4/8/20	45	4,500	—	94	(94)
S&P 500 Mini Index	335.00 USD	4/9/20	3	300	14	1,814	(1,800)
S&P 500 Mini Index	338.00 USD	4/9/20	6	600	27	2,788	(2,761)
S&P 500 Mini Index	341.00 USD	4/9/20	8	800	36	1,529	(1,493)
S&P 500 Mini Index	344.00 USD	4/9/20	9	900	41	1,720	(1,679)
S&P 500 Mini Index	385.00 USD	4/9/20	35	3,500	157	108	49
S&P 500 Mini Index	386.00 USD	4/9/20	16	1,600	—	33	(33)
S&P 500 Mini Index	390.00 USD	4/9/20	45	4,500	202	94	108
S&P 500 Mini Index	324.00 USD	4/13/20	4	400	22	3,368	(3,346)
S&P 500 Mini Index	338.00 USD	4/13/20	3	300	—	1,779	(1,779)
S&P 500 Mini Index	341.00 USD	4/13/20	8	800	—	1,440	(1,440)
S&P 500 Mini Index	345.00 USD	4/13/20	12	1,200	54	2,665	(2,611)
S&P 500 Mini Index	347.00 USD	4/13/20	9	900	—	1,729	(1,729)
S&P 500 Mini Index	385.00 USD	4/13/20	52	5,200	—	159	(159)
S&P 500 Mini Index	390.00 USD	4/13/20	45	4,500	—	94	(94)
S&P 500 Mini Index	316.00 USD	4/15/20	4	400	1	3,168	(3,167)
S&P 500 Mini Index	339.00 USD	4/15/20	3	300	—	1,656	(1,656)
S&P 500 Mini Index	342.00 USD	4/15/20	8	800	—	1,624	(1,624)
S&P 500 Mini Index	348.00 USD	4/15/20	9	900	—	1,495	(1,495)
S&P 500 Mini Index	385.00 USD	4/15/20	36	3,600	—	108	(108)
S&P 500 Mini Index	386.00 USD	4/15/20	16	1,600	—	32	(32)
S&P 500 Mini Index	390.00 USD	4/15/20	45	4,500	—	139	(139)
S&P 500 Mini Index	342.00 USD	4/17/20	3	300	17	1,180	(1,163)
S&P 500 Mini Index	346.00 USD	4/17/20	8	800	44	1,497	(1,453)
S&P 500 Mini Index	347.00 USD	4/17/20	9	900	49	1,827	(1,778)
S&P 500 Mini Index	388.00 USD	4/17/20	16	1,600	72	32	40

174	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

Options purchased contracts outstanding at March 31, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Mini Index	395.00 USD	4/17/20	45	$4,500	$202	$94	$108
S&P 500 Mini Index	2,500.00 USD	4/17/20	6	600	89,790	100,362	(10,572)
S&P 500 Mini Index	2,900.00 USD	4/17/20	14	1,400	4,270	42,036	(37,766)
S&P 500 Mini Index	3,050.00 USD	4/17/20	6	600	585	3,064	(2,479)
S&P 500 Mini Index	343.00 USD	4/20/20	3	300	—	1,296	(1,296)
S&P 500 Mini Index	347.00 USD	4/20/20	8	800	—	1,376	(1,376)
S&P 500 Mini Index	350.00 USD	4/20/20	9	900	50	1,558	(1,508)
S&P 500 Mini Index	390.00 USD	4/20/20	61	6,100	—	173	(173)
S&P 500 Mini Index	337.00 USD	4/22/20	3	300	1	1,806	(1,805)
S&P 500 Mini Index	345.00 USD	4/22/20	9	900	2	2,368	(2,366)
S&P 500 Mini Index	347.00 USD	4/22/20	8	800	2	1,457	(1,455)
S&P 500 Mini Index	385.00 USD	4/22/20	61	6,100	—	172	(172)
S&P 500 Mini Index	325.00 USD	4/24/20	3	300	23	2,611	(2,588)
S&P 500 Mini Index	385.00 USD	4/24/20	16	1,600	—	65	(65)
S&P 500 Mini Index	390.00 USD	4/24/20	27	2,700	—	83	(83)
S&P 500 Mini Index	317.00 USD	4/27/20	3	300	21	2,556	(2,535)
S&P 500 Mini Index	342.00 USD	4/27/20	9	900	8	4,249	(4,241)
S&P 500 Mini Index	385.00 USD	4/27/20	45	4,500	1	136	(135)
S&P 500 Mini Index	340.00 USD	4/29/20	8	800	6	2,497	(2,491)
S&P 500 Mini Index	348.00 USD	4/29/20	16	1,600	5	3,567	(3,562)
S&P 500 Mini Index	385.00 USD	4/29/20	16	1,600	—	49	(49)
S&P 500 Mini Index	390.00 USD	4/29/20	16	1,600	—	33	(33)
S&P 500 Mini Index	340.00 USD	5/1/20	9	900	58	1,638	(1,580)
S&P 500 Mini Index	390.00 USD	5/1/20	18	1,800	1	56	(55)
S&P 500 Mini Index	340.00 USD	5/4/20	9	900	4	2,368	(2,364)
S&P 500 Mini Index	348.00 USD	5/4/20	18	1,800	4	3,187	(3,183)
S&P 500 Mini Index	390.00 USD	5/4/20	18	1,800	—	37	(37)
S&P 500 Mini Index	348.00 USD	5/6/20	8	800	3	1,473	(1,470)
S&P 500 Mini Index	390.00 USD	5/6/20	16	1,600	16	34	(18)
S&P 500 Mini Index	347.00 USD	5/8/20	9	900	5	1,918	(1,913)
S&P 500 Mini Index	390.00 USD	5/8/20	18	1,800	—	38	(38)
S&P 500 Mini Index	347.00 USD	5/11/20	9	900	2	1,999	(1,997)
S&P 500 Mini Index	390.00 USD	5/11/20	18	1,800	—	38	(38)
S&P 500 Mini Index	351.00 USD	5/13/20	9	900	7	1,846	(1,839)
S&P 500 Mini Index	390.00 USD	5/13/20	18	1,800	1	56	(55)
S&P 500 Mini Index	351.00 USD	5/15/20	9	900	63	1,990	(1,927)
S&P 500 Mini Index	390.00 USD	5/15/20	18	1,800	99	92	7
S&P 500 Mini Index	2,650.00 USD	5/15/20	6	600	67,080	116,380	(49,300)
S&P 500 Mini Index	2,675.00 USD	5/15/20	3	300	29,250	46,201	(16,951)
S&P 500 Mini Index	2,700.00 USD	5/15/20	2	200	17,330	29,107	(11,777)
S&P 500 Mini Index	351.00 USD	5/18/20	9	900	21	1,990	(1,969)
S&P 500 Mini Index	395.00 USD	5/18/20	18	1,800	3	38	(35)
S&P 500 Mini Index	353.00 USD	5/20/20	9	900	18	1,593	(1,575)
S&P 500 Mini Index	390.00 USD	5/20/20	18	1,800	4	56	(52)
S&P 500 Mini Index	349.00 USD	5/22/20	9	900	3	2,098	(2,095)
S&P 500 Mini Index	390.00 USD	5/22/20	18	1,800	—	74	(74)
S&P 500 Mini Index	2,650.00 USD	6/19/20	7	700	98,490	193,284	(94,794)
S&P 500 Mini Index	2,700.00 USD	6/19/20	15	1,500	172,200	266,770	(94,570)

Total call options					$1,103,455	$1,835,280	$(731,825)

Put options:
CBOE Volatility Index	42.50 USD	4/15/20	64	$6,400	$30,080	$51,270	$(21,190)
CBOE Volatility Index	60.00 USD	4/15/20	98	9,800	165,130	149,349	15,781
CBOE Volatility Index	65.00 USD	4/15/20	34	3,400	71,400	64,158	7,242
CBOE Volatility Index	70.00 USD	4/15/20	34	3,400	86,360	84,731	1,629
CBOE Volatility Index	30.00 USD	4/22/20	68	6,800	4,012	6,287	(2,275)
CBOE Volatility Index	70.00 USD	4/22/20	34	3,400	91,494	98,042	(6,548)
CBOE Volatility Index	32.50 USD	5/20/20	166	16,600	59,760	106,588	(46,828)

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	175

Schedule of Investments

March 31, 2020 (unaudited)

Options purchased contracts outstanding at March 31, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
Nasdaq 100 Stock Index	4,000.00 USD	4/17/20	28	$2,800	$1,120	$11,299	$(10,179)
S&P 500 Index	2,200.00 USD	4/8/20	4	400	4,680	5,938	(1,258)
S&P 500 Index	2,675.00 USD	4/8/20	2	200	26,510	24,289	2,221
S&P 500 Index	2,200.00 USD	4/9/20	4	400	6,752	6,752	—
S&P 500 Index	2,675.00 USD	4/9/20	2	200	27,340	24,891	2,449
S&P 500 Index	2,200.00 USD	4/13/20	4	400	7,000	7,834	(834)
S&P 500 Index	2,675.00 USD	4/13/20	2	200	28,430	25,827	2,603
S&P 500 Index	2,200.00 USD	4/15/20	4	400	8,940	9,694	(754)
S&P 500 Index	2,675.00 USD	4/15/20	2	200	29,960	27,828	2,132
S&P 500 Index	2,910.00 USD	4/17/20	1	100	34,390	10,742	23,648
S&P 500 Index	2,920.00 USD	4/17/20	1	100	35,355	5,942	29,413
S&P 500 Index	2,950.00 USD	4/17/20	1	100	38,290	8,540	29,750
S&P 500 Mini Index	1,000.00 USD	4/3/20	7	700	18	218	(200)
S&P 500 Mini Index	1,100.00 USD	4/3/20	42	4,200	105	2,986	(2,881)

Total put options					$757,126	$733,205	$23,921

Total options purchased contracts					$1,860,581	$2,568,485	$(707,904)

Options written contracts outstanding at March 31, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
CBOE Volatility Index	67.50 USD	4/15/20	(498)	$(49,800)	$(123,255)	$(215,384)	$92,129
CBOE Volatility Index	67.50 USD	4/22/20	(102)	(10,200)	(43,758)	(53,458)	9,700
E-mini S&P 500 Index	350.00 USD	4/3/20	(138)	(13,800)	(966)	(11,303)	10,337
E-mini S&P 500 Index	342.00 USD	4/6/20	(50)	(5,000)	(225)	(3,395)	3,170
E-mini S&P 500 Index	350.00 USD	4/6/20	(24)	(2,400)	(108)	(1,510)	1,402
E-mini S&P 500 Index	351.00 USD	4/9/20	(81)	(8,100)	(365)	(3,557)	3,192
E-mini S&P 500 Index	354.00 USD	4/9/20	(41)	(4,100)	(184)	(1,185)	1,001
E-mini S&P 500 Index	352.00 USD	4/17/20	(24)	(2,400)	(120)	(1,870)	1,750
E-mini S&P 500 Index	356.00 USD	4/17/20	(27)	(2,700)	(135)	(1,293)	1,158
E-mini S&P 500 Index	358.00 USD	4/17/20	(30)	(3,000)	(150)	(987)	837
E-mini S&P 500 Index	346.00 USD	4/24/20	(22)	(2,200)	(132)	(1,560)	1,428
E-mini S&P 500 Index	353.00 USD	4/24/20	(24)	(2,400)	(132)	(1,414)	1,282
E-mini S&P 500 Index	358.00 USD	5/15/20	(27)	(2,700)	(175)	(2,454)	2,279
Nasdaq 100 Stock Index	8,800.00 USD	5/15/20	(4)	(400)	(25,700)	(42,042)	16,342
Nasdaq 100 Stock Index	8,850.00 USD	5/15/20	(2)	(200)	(11,270)	(23,470)	12,200
Nasdaq 100 Stock Index	9,350.00 USD	5/15/20	(3)	(300)	(4,260)	(22,306)	18,046
Nasdaq 100 Stock Index	10,050.00 USD	5/15/20	(2)	(200)	(1,219)	(4,135)	2,916
Nasdaq 100 Stock Index	8,875.00 USD	6/19/20	(6)	(600)	(60,300)	(94,069)	33,769
Russell 2000 Index	1,630.00 USD	4/3/20	(6)	(600)	(210)	(2,567)	2,357
Russell 2000 Index	1,790.00 USD	4/3/20	(13)	(1,300)	(455)	(2,703)	2,248
Russell 2000 Index	1,500.00 USD	4/17/20	(17)	(1,700)	(118)	(11,027)	10,909
Russell 2000 Index	1,660.00 USD	5/29/20	(19)	(1,900)	(2,258)	(10,708)	8,450
Russell 2000 Index	1,730.00 USD	6/19/20	(12)	(1,200)	(1,034)	(5,375)	4,341
Russell 2000 Index	1,580.00 USD	6/30/20	(15)	(1,500)	(2,325)	(6,584)	4,259
Russell 2000 Index	1,770.00 USD	9/18/20	(4)	(400)	(470)	(1,914)	1,444
S&P 500 Index	2,725.00 USD	4/8/20	(6)	(600)	(8,070)	(14,406)	6,336
S&P 500 Index	2,780.00 USD	4/8/20	(9)	(900)	(4,500)	(5,211)	711
S&P 500 Index	2,725.00 USD	4/9/20	(6)	(600)	(9,660)	(16,065)	6,405
S&P 500 Index	2,725.00 USD	4/13/20	(6)	(600)	(12,000)	(20,099)	8,099
S&P 500 Index	2,725.00 USD	4/15/20	(6)	(600)	(15,300)	(23,276)	7,976
S&P 500 Index	3,060.00 USD	4/17/20	(1)	(100)	(92)	(10,787)	10,695
S&P 500 Index	3,090.00 USD	4/17/20	(1)	(100)	(75)	(11,718)	11,643
S&P 500 Index	3,100.00 USD	4/17/20	(1)	(100)	(60)	(9,952)	9,892
S&P 500 Mini Index	343.00 USD	4/1/20	(27)	(2,700)	—	(2,130)	2,130

176	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

Options written contracts outstanding at March 31, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Mini Index	354.00 USD	4/1/20	(135)	$(13,500)	$—	$(2,552)	$2,552
S&P 500 Mini Index	318.00 USD	4/3/20	(23)	(2,300)	(161)	(5,996)	5,835
S&P 500 Mini Index	2,800.00 USD	4/3/20	(21)	(2,100)	(1,733)	(80,880)	79,147
S&P 500 Mini Index	2,825.00 USD	4/3/20	(15)	(1,500)	(788)	(44,634)	43,846
S&P 500 Mini Index	315.00 USD	4/6/20	(24)	(2,400)	(108)	(10,560)	10,452
S&P 500 Mini Index	326.00 USD	4/6/20	(30)	(3,000)	(135)	(3,450)	3,315
S&P 500 Mini Index	351.00 USD	4/6/20	(30)	(3,000)	—	(1,617)	1,617
S&P 500 Mini Index	336.00 USD	4/8/20	(47)	(4,700)	—	(2,726)	2,726
S&P 500 Mini Index	348.00 USD	4/8/20	(24)	(2,400)	—	(1,534)	1,534
S&P 500 Mini Index	351.00 USD	4/8/20	(57)	(5,700)	—	(3,358)	3,358
S&P 500 Mini Index	355.00 USD	4/8/20	(68)	(6,800)	—	(3,734)	3,734
S&P 500 Mini Index	344.00 USD	4/13/20	(40)	(4,000)	(1)	(2,436)	2,435
S&P 500 Mini Index	350.00 USD	4/13/20	(24)	(2,400)	(108)	(912)	804
S&P 500 Mini Index	353.00 USD	4/13/20	(12)	(1,200)	—	(587)	587
S&P 500 Mini Index	354.00 USD	4/13/20	(57)	(5,700)	(1)	(3,472)	3,471
S&P 500 Mini Index	338.00 USD	4/15/20	(40)	(4,000)	(1)	(2,760)	2,759
S&P 500 Mini Index	354.00 USD	4/15/20	(27)	(2,700)	—	(1,617)	1,617
S&P 500 Mini Index	355.00 USD	4/15/20	(40)	(4,000)	—	(1,756)	1,756
S&P 500 Mini Index	356.00 USD	4/15/20	(30)	(3,000)	—	(1,467)	1,467
S&P 500 Mini Index	2,660.00 USD	4/17/20	(14)	(1,400)	(77,560)	(91,991)	14,431
S&P 500 Mini Index	357.00 USD	4/20/20	(24)	(2,400)	(1)	(1,009)	1,008
S&P 500 Mini Index	360.00 USD	4/20/20	(57)	(5,700)	(1)	(1,933)	1,932
S&P 500 Mini Index	353.00 USD	4/22/20	(24)	(2,400)	(3)	(1,774)	1,771
S&P 500 Mini Index	354.00 USD	4/22/20	(27)	(2,700)	(3)	(1,591)	1,588
S&P 500 Mini Index	356.00 USD	4/22/20	(30)	(3,000)	(3)	(1,018)	1,015
S&P 500 Mini Index	340.00 USD	4/27/20	(30)	(3,000)	(32)	(2,370)	2,338
S&P 500 Mini Index	354.00 USD	4/27/20	(27)	(2,700)	(9)	(2,373)	2,364
S&P 500 Mini Index	347.00 USD	4/29/20	(24)	(2,400)	(9)	(2,878)	2,869
S&P 500 Mini Index	358.00 USD	4/29/20	(32)	(3,200)	(4)	(1,565)	1,561
S&P 500 Mini Index	346.00 USD	5/1/20	(9)	(900)	(9)	(530)	521
S&P 500 Mini Index	353.00 USD	5/1/20	(27)	(2,700)	(17)	(2,160)	2,143
S&P 500 Mini Index	346.00 USD	5/4/20	(27)	(2,700)	(7)	(3,186)	3,179
S&P 500 Mini Index	357.00 USD	5/4/20	(54)	(5,400)	(6)	(2,641)	2,635
S&P 500 Mini Index	353.00 USD	5/6/20	(24)	(2,400)	(5)	(2,254)	2,249
S&P 500 Mini Index	354.00 USD	5/8/20	(27)	(2,700)	(7)	(2,266)	2,259
S&P 500 Mini Index	354.00 USD	5/11/20	(27)	(2,700)	(3)	(1,996)	1,993
S&P 500 Mini Index	358.00 USD	5/13/20	(27)	(2,700)	(12)	(2,130)	2,118
S&P 500 Mini Index	2,650.00 USD	5/15/20	(6)	(600)	(66,240)	(67,577)	1,337
S&P 500 Mini Index	2,770.00 USD	5/15/20	(6)	(600)	(33,210)	(41,762)	8,552
S&P 500 Mini Index	2,800.00 USD	5/15/20	(4)	(400)	(18,200)	(25,088)	6,888
S&P 500 Mini Index	3,000.00 USD	5/15/20	(11)	(1,100)	(7,315)	(48,112)	40,797
S&P 500 Mini Index	3,050.00 USD	5/15/20	(8)	(800)	(3,320)	(24,284)	20,964
S&P 500 Mini Index	360.00 USD	5/18/20	(27)	(2,700)	(36)	(1,833)	1,797
S&P 500 Mini Index	363.00 USD	5/20/20	(27)	(2,700)	(30)	(1,051)	1,021
S&P 500 Mini Index	358.00 USD	5/22/20	(27)	(2,700)	(3)	(2,049)	2,046
S&P 500 Mini Index	2,825.00 USD	6/19/20	(10)	(1,000)	(60,000)	(66,725)	6,725
S&P 500 Mini Index	2,830.00 USD	6/19/20	(8)	(800)	(47,080)	(63,595)	16,515
S&P 500 Mini Index	2,890.00 USD	6/19/20	(22)	(2,200)	(85,470)	(119,767)	34,297
S&P 500 Mini Index	2,900.00 USD	6/19/20	(21)	(2,100)	(75,705)	(86,571)	10,866
S&P 500 Mini Index	2,950.00 USD	6/19/20	(18)	(1,800)	(43,560)	(57,896)	14,336

Total call options					$(849,977)	$(1,547,937)	$697,960

Put options:
CBOE Volatility Index	19.00 USD	4/3/20	(14)	$(1,400)	$(7)	$(923)	$916
CBOE Volatility Index	30.00 USD	4/3/20	(132)	(13,200)	(198)	(18,130)	17,932
CBOE Volatility Index	19.50 USD	4/9/20	(109)	(10,900)	(163)	(4,349)	4,186
CBOE Volatility Index	19.00 USD	4/17/20	(85)	(8,500)	(212)	(3,731)	3,519
CBOE Volatility Index	28.00 USD	4/17/20	(132)	(13,200)	(2,706)	(16,650)	13,944
CBOE Volatility Index	37.50 USD	4/15/20	(354)	(35,400)	(86,730)	(80,851)	(5,879)

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	177

Schedule of Investments

March 31, 2020 (unaudited)

Options written contracts outstanding at March 31, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
CBOE Volatility Index	40.00 USD	4/15/20	(144)	$(14,400)	$(49,680)	$(47,272)	$(2,408)
CBOE Volatility Index	45.00 USD	4/15/20	(396)	(39,600)	(237,600)	(219,473)	(18,127)
CBOE Volatility Index	42.50 USD	4/22/20	(102)	(10,200)	(49,215)	(57,859)	8,644
CBOE Volatility Index	29.00 USD	5/20/20	(249)	(24,900)	(54,780)	(35,284)	(19,496)
iPath S&P 500 VIX Short-Term	20.00 USD	4/17/20	(141)	(14,100)	(353)	(21,281)	20,928
S&P 500 Index	2,400.00 USD	4/8/20	(6)	(600)	(19,890)	(20,128)	238
S&P 500 Index	2,400.00 USD	4/9/20	(6)	(600)	(22,620)	(22,302)	(318)
S&P 500 Index	2,400.00 USD	4/13/20	(6)	(600)	(25,950)	(25,212)	(738)
S&P 500 Index	2,400.00 USD	4/15/20	(6)	(600)	(30,510)	(29,747)	(763)
S&P 500 Index	3,060.00 USD	4/17/20	(1)	(100)	(49,190)	(15,818)	(33,372)
S&P 500 Index	3,090.00 USD	4/17/20	(1)	(100)	(52,170)	(10,248)	(41,922)
S&P 500 Index	3,100.00 USD	4/17/20	(1)	(100)	(53,160)	(13,363)	(39,797)

Total put options					$(735,134)	$(642,621)	$(92,513)

Total options written contracts					$(1,585,111)	$(2,190,558)	$605,447

(e) At March 31, 2020, the Fund pledged $933,735 in cash as collateral for options written.

Glossary:

CBOE—Chicago Board Options Exchange

VIX—Volatility Index

178	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI PerformanceFee Structured US Fixed Income Fund

	Shares	Value

Exchange-Traded Funds—98.9%
iShares Core U.S. Aggregate Bond (a) (cost—$8,175,025)	74,906	$8,641,905

Total Options Purchased —0.0% (cost—$734) (b)(c)(d)		195

Total Investments, before options written (cost—$8,175,759)—98.9%		8,642,100

Value
Total Options Written —(0.1)% (premiums received—$52,593) (b)(c)(d)	$(6,082)

Total Investments, net of options written (cost—$8,123,166)—98.8%	8,636,018

Other assets less other liabilities—1.2%	103,256

Net Assets—100.0%	$8,739,274

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at March 31, 2020:

Options purchased contracts outstanding at March 31, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized (Depreciation)

Call options:
S&P 500 Index	3,700.00 USD	4/3/20	6	$600	$60	$160	$(100)
S&P 500 Index	3,700.00 USD	4/9/20	6	600	75	194	(119)
S&P 500 Mini Index	3,700.00 USD	4/17/20	5	500	50	229	(179)

Total call options					$185	$583	$(398)

Put options:
S&P 500 Index	1,600.00 USD	4/3/20	2	$200	$10	$151	$(141)

Total options purchased contracts					$195	$734	$(539)

Options written contracts outstanding at March 31, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation

Call options:
S&P 500 Mini Index	3,290.00 USD	4/3/20	(1)	$(100)	$(12)	$(949)	$937
S&P 500 Mini Index	3,310.00 USD	4/9/20	(1)	(100)	(15)	(1,009)	994
S&P 500 Mini Index	3,300.00 USD	4/17/20	(5)	(500)	(112)	(5,118)	5,006
S&P 500 Mini Index	3,335.00 USD	4/17/20	(1)	(100)	(20)	(1,059)	1,039
S&P 500 Mini Index	3,150.00 USD	5/29/20	(1)	(100)	(290)	(3,474)	3,184
S&P 500 Mini Index	3,200.00 USD	6/30/20	(1)	(100)	(363)	(3,475)	3,112

Total call options					$(812)	$(15,084)	$14,272

Put options:
CBOE Volatility Index	19.00 USD	4/15/20	(120)	$(12,000)	$(300)	$(13,111)	$12,811
CBOE Volatility Index	20.00 USD	4/15/20	(70)	(7,000)	(175)	(10,454)	10,279
CBOE Volatility Index	21.00 USD	4/15/20	(20)	(2,000)	(100)	(1,698)	1,598
CBOE Volatility Index	26.00 USD	4/15/20	(15)	(1,500)	(262)	(1,513)	1,251
CBOE Volatility Index	27.00 USD	4/15/20	(15)	(1,500)	(337)	(1,890)	1,553
CBOE Volatility Index	28.00 USD	4/15/20	(12)	(1,200)	(330)	(1,655)	1,325
CBOE Volatility Index	24.00 USD	5/20/20	(27)	(2,700)	(2,228)	(4,129)	1,901
CBOE Volatility Index	25.00 USD	5/20/20	(15)	(1,500)	(1,538)	(3,059)	1,521

Total put options					$(5,270)	$(37,509)	$32,239

Total options written contracts					$(6,082)	$(52,593)	$46,511

(e)    At March 31, 2020, the Fund received $929,565 in cash as collateral for options written.

Glossary:

CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	179

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Preferred Securities and Income Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—72.7%

Banks—35.6%
Bank of America Corp., (converts to FRN on 10/22/29) (d), 2.884%, 10/22/30	$210	$210,342
BNP Paribas S.A., USD 5 Year Swap Rate + 6.314% (a)(b)(c)(d), 7.625%, 3/30/21	200	196,000
Citigroup, Inc., (converts to FRN on 1/30/25) (c)(d), 4.70%, 1/30/25	410	356,700
Citizens Financial Group, Inc., Ser. B, (converts to FRN on 7/6/23) (c)(d), 6.00%, 7/6/23	610	518,924
Credit Suisse Group AG (a)(b)(d), 4.194%, 4/1/31 (converts to FRN on 4/1/30)	350	356,850
6.375%, 8/21/26 (converts to FRN on 8/1/26) (c)	620	544,692
Fifth Third Bancorp, (converts to FRN on 6/30/23) (c)(d), 5.10%, 6/30/23	340	275,636
First Maryland Capital II, 3 mo. LIBOR + 0.850% (d), 2.613%, 2/1/27	828	800,055
Huntington Bancshares, Inc., Ser. E, (converts to FRN on 4/15/23) (c)(d), 5.70%, 4/15/23	560	448,274
JPMorgan Chase & Co. (d), 3 mo. LIBOR + 0.950%, 2.713%, 2/2/37	797	551,923
4.493%, 3/24/31 (converts to FRN on 3/24/30)	85	97,876
KeyCorp, 2.55%, 10/1/29	745	666,719
Lloyds Banking Group PLC, (converts to FRN on 9/27/25) (c)(d), 7.50%, 9/27/25	425	382,285
NTC Capital II, 3 mo. LIBOR + 0.590%, Ser. B (d), 2.421%, 4/15/27	230	186,990
State Street Corp., 3 mo. LIBOR + 1.000% (d), 1.741%, 6/15/47	270	209,925
Truist Financial Corp. (c)(d), 4.80%, 9/1/24, Ser. N (converts to FRN on 9/1/24)	535	460,472
5.125%, 12/15/27, Ser. M (converts to FRN on 12/15/27)	335	285,023

		6,548,686

Diversified Financial Services—3.2%
Discover Financial Services, Ser. C, (converts to FRN on 10/30/27) (c)(d), 5.50%, 10/30/27	730	584,595

Electric Utilities—2.8%
Emera, Inc., Ser. 16-A, (converts to FRN on 6/15/26) (d), 6.75%, 6/15/76	550	510,125

	Principal Amount (000s)	Value

Insurance—17.8%
Allstate Corp., (converts to FRN on 5/15/37) (d), 6.50%, 5/15/57	$330	$362,093
American International Group, Inc. (d), 5.75%, 4/1/48, Ser. A-9 (converts to FRN on 4/1/28)	360	315,972
8.175%, 5/15/58 (converts to FRN on 5/15/38)	340	354,882
Hartford Financial Services Group, Inc., 3 mo. LIBOR + 2.125% (a)(b)(d), 3.817%, 2/12/47	800	582,400
Lincoln National Corp., 3 mo. LIBOR + 2.358% (d), 4.049%, 5/17/66	1,470	883,837
MetLife, Inc., 9.25%, 4/8/38 (a)(b)	215	265,525
10.75%, 8/1/39	375	514,406

		3,279,115

Media—2.1%
ViacomCBS, Inc., (converts to FRN on 2/28/27) (d), 6.25%, 2/28/57	440	380,743

Miscellaneous Manufacturing—2.7%
General Electric Co., Ser. D, (converts to FRN on 1/21/21) (c)(d), 5.00%, 1/21/21	600	498,611

Pipelines—7.4%
Energy Transfer Operating L.P., (converts to FRN on 5/15/30) (c)(d), 7.125%, 5/15/30	1,501	921,314
Enterprise Products Operating LLC, Ser. E, (converts to FRN on 8/16/27) (d), 5.25%, 8/16/77	80	55,827
Plains All American Pipeline L.P., Ser. B, (converts to FRN on 11/15/22) (c)(d), 6.125%, 11/15/22	431	216,252
Transcanada Trust, (converts to FRN on 9/15/29) (d), 5.50%, 9/15/79	231	180,402

		1,373,795

Transportation—1.1%
BNSF Funding Trust I, (converts to FRN on 1/15/26) (d), 6.613%, 12/15/55	220	206,360

Total Corporate Bonds & Notes (cost—$16,051,353)		13,382,030

	Shares

Preferred Stock—21.2%

Banks—12.0%
Bank of America Corp. (c), 6.20%, 1/29/21	415	10,437
Citigroup Capital XIII (d), 8.14%, 10/30/40	22,495	575,872
JPMorgan Chase & Co. (c),
6.10%, 9/1/20	3,900	97,734
6.15%, 9/1/20	600	15,174
PNC Financial Services Group, Inc. (c), 5.375%, 6/1/20	5,000	121,500

	Shares	Value
Regions Financial Corp., Ser. C (c)(d), 5.70%, 5/15/29	17,918	$421,073
Wells Fargo & Co.,
4.75%, 3/15/25 (c)	26,960	566,160
5.85%, 9/15/23, Ser. Q (d)	16,350	398,123

		2,206,073

Capital Markets—1.6%
Northern Trust Corp., Ser. E (c), 4.70%, 1/1/25	11,900	284,648

Consumer Finance—2.7%
Capital One Financial Corp., Ser. I (c), 5.00%, 12/1/24	10,810	216,741
Synchrony Financial, Ser. A (c), 5.625%, 11/15/24	16,700	284,902

		501,643

Insurance—2.7%
Athene Holding Ltd., Ser. A (c)(d), 6.35%, 6/30/29	21,888	497,295

Telecommunications—2.2%
AT&T, Inc., Ser. C (c), 4.75%, 2/18/25	19,100	404,920

Total Preferred Stock (cost—$4,457,436)		3,894,579

	Principal Amount (000s)

Repurchase Agreements—8.6%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $1,590,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $1,625,317 including accrued interest

(cost—$1,590,000)	$1,590	1,590,000

Total Investments (cost—$22,098,789)—102.5%		18,866,609

Liabilities in excess of other assets (e)—(2.5)%		(467,837)

Net Assets—100.0%		$18,398,772

180	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $1,945,467, representing 10.6% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,945,467, representing 10.6% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2020.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation
Long position contracts:
5-Year U.S. Treasury Note	3	6/30/20	$300	$376	$12,114

Credit default swaps agreements outstanding at March 31, 2020:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Energy Transfer Operating, L.P.	$1,900	3.583%	12/20/24	(1.00)%	Quarterly	$182,406	$211,560	$(29,154)
Marathon Petroleum Corp.	260	1.662%	12/20/24	(5.00)%	Quarterly	(26,776)	(16,142)	(10,634)
Simon Property Group, L.P.	210	2.947%	6/20/25	(1.00)%	Quarterly	15,242	18,220	(2,978)
The Williams Companies, Inc.	260	1.749%	12/20/24	(1.00)%	Quarterly	18,186	29,791	(11,605)

						$189,058	$243,429	$(54,371)

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2020 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f) At March 31, 2020, the Fund pledged $29,378 in cash as collateral for futures contracts and received $93,963 in cash as collateral for swap contracts.

Glossary:

FRN—Floating Rate Note

LIBOR—London Inter-Bank Offered Rate

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	181

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—83.2%

Advertising—0.1%
Outfront Media Capital LLC,
5.625%, 2/15/24	$825	$821,910

Aerospace & Defense—0.2%
Triumph Group, Inc. (a)(c),
6.25%, 9/15/24	1,550	1,391,226

Auto Manufacturers—0.8%
Allison Transmission, Inc. (a)(c),
5.00%, 10/1/24	2,656	2,596,160
General Motors Financial Co., Inc., 3 mo. LIBOR + 0.930% (g),
2.778%, 4/13/20	4,000	3,999,153

		6,595,313

Banks—1.3%
CIT Group, Inc.,
5.00%, 8/15/22	2,522	2,477,918
Fifth Third Bancorp,
4.30%, 1/16/24	8,291	8,736,419

		11,214,337

Building Materials—0.6%
Louisiana-Pacific Corp.,
4.875%, 9/15/24	6,186	5,389,522

Chemicals—0.9%
OCI NV (a)(c),
5.25%, 11/1/24	4,446	3,890,250
6.625%, 4/15/23	4,285	3,942,200

		7,832,450

Coal—0.7%
Cloud Peak Energy Resources LLC,
12.00%, 11/21/21 (e)(f)	40,020	4
12.00%, 5/1/25	9,151	5,719,409

		5,719,413

Commercial Services—2.7%
APX Group, Inc.,
6.75%, 2/15/27 (a)(c)	3,000	2,506,875
7.875%, 12/1/22	4,607	4,411,113
8.50%, 11/1/24 (a)(c)	15,400	14,187,327
Nielsen Co. Luxembourg Sarl (a)(c),
5.50%, 10/1/21	2,848	2,810,264

		23,915,579

Computers—1.3%
NCR Corp.,
5.00%, 7/15/22	6,990	6,596,812
6.375%, 12/15/23	5,150	5,117,787

		11,714,599

Containers & Packaging—0.3%
Reynolds Group Issuer, Inc., 3 mo. LIBOR + 3.500% (a)(c)(g),
5.331%, 7/15/21	3,000	2,945,250

Distribution/Wholesale—5.6%
KAR Auction Services, Inc. (a)(c),
5.125%, 6/1/25	11,412	10,969,842
Wolverine Escrow LLC (a)(c),
8.50%, 11/15/24	24,400	19,611,378
9.00%, 11/15/26	22,250	18,200,611

		48,781,831

Diversified Financial Services—7.3%
Alliance Data Systems Corp. (a)(c),
4.75%, 12/15/24	34,000	25,850,390

	Principal Amount (000s)	Value
Credit Acceptance Corp. (a)(c),
5.125%, 12/31/24	$3,200	$2,936,000
Global Aircraft Leasing Co., Ltd., PIK 7.25% (a)(c),
6.50%, 9/15/24	41,100	26,776,650
LPL Holdings, Inc. (a)(c),
5.75%, 9/15/25	3,357	3,247,797
Park Aerospace Holdings Ltd. (a)(c),
5.25%, 8/15/22	6,000	5,460,240

		64,271,077

Electric Utilities—0.6%
AES Corp.,
4.00%, 3/15/21	1,000	988,250
4.875%, 5/15/23	4,825	4,674,195

		5,662,445

Entertainment—3.1%
Banijay Entertainment S.A.S. U. (a)(c),
5.375%, 3/1/25	15,850	14,756,350
International Game Technology PLC (a)(c),
6.25%, 2/15/22	13,803	12,765,705

		27,522,055

Equity Real Estate Investment Trusts (REITs)—1.1%
ESH Hospitality, Inc. (a)(c),
5.25%, 5/1/25	9,300	7,870,171
Starwood Property Trust, Inc.,
3.625%, 2/1/21	2,000	1,887,600

		9,757,771

Food & Staples Retailing—0.1%
U.S. Foods, Inc. (a)(c),
5.875%, 6/15/24	1,000	908,745

Food Service—0.5%
Aramark Services, Inc. (a)(c),
5.00%, 4/1/25	4,586	4,375,365

Hand/Machine Tools—0.7%
Colfax Corp. (a)(c),
6.00%, 2/15/24	6,000	6,007,530

Healthcare-Products—0.9%
Fresenius U.S. Finance II, Inc. (a)(c),
4.25%, 2/1/21	7,795	7,925,525

Home Builders—0.6%
CalAtlantic Group, Inc.,
6.625%, 5/1/20	3,000	3,003,750
TRI Pointe Group, Inc.,
4.875%, 7/1/21	2,599	2,436,692

		5,440,442

Household Products/Wares—0.1%
Central Garden & Pet Co.,
6.125%, 11/15/23	925	889,059

Lodging—3.9%
Hilton Worldwide Finance LLC,
4.625%, 4/1/25	2,000	1,877,490
Las Vegas Sands Corp.,
3.20%, 8/8/24	27,930	25,206,289
Wynn Las Vegas LLC (a)(c),
5.50%, 3/1/25	8,000	7,499,760

		34,583,539

Machinery-Diversified—1.1%
CNH Industrial Capital LLC,
4.375%, 4/5/22	2,675	2,616,743
John Deere Capital Corp. (g),
3 mo. LIBOR + 0.240%, 1.024%, 3/12/21	2,000	1,966,637
3 mo. LIBOR + 0.480%, 1.479%, 9/8/22	5,000	4,775,842

		9,359,222

	Principal Amount (000s)	Value

Media—6.4%
AMC Networks, Inc.,
4.75%, 12/15/22	$1,758	$1,714,120
5.00%, 4/1/24	33,350	32,182,750
CCO Holdings LLC (a)(c),
5.125%, 5/1/23	2,300	2,337,387
Clear Channel Worldwide Holdings, Inc. (a)(c),
9.25%, 2/15/24	8,243	7,140,540
Quebecor Media, Inc.,
5.75%, 1/15/23	1,038	1,059,949
Sinclair Television Group, Inc. (a)(c),
5.625%, 8/1/24	1,650	1,530,383
Univision Communications, Inc. (a)(c),
6.75%, 9/15/22	10,434	10,104,661

		56,069,790

Miscellaneous Manufacturing—3.3%
General Electric Co.,
4.625%, 1/7/21	4,343	4,352,403
4.65%, 10/17/21	12,000	12,297,838
LSB Industries, Inc. (a)(c),
9.625%, 5/1/23	15,100	12,665,049

		29,315,290

Oil, Gas & Consumable Fuels—10.0%
AmeriGas Partners L.P.,
5.50%, 5/20/25	25,692	23,828,559
5.625%, 5/20/24	5,760	5,407,027
CVR Energy, Inc. (a)(c),
5.25%, 2/15/25	38,449	30,182,465
PBF Holding Co. LLC,
7.25%, 6/15/25	32,000	21,649,760
Sunoco L.P.,
4.875%, 1/15/23	6,500	6,333,698

		87,401,509

Pipelines—8.2%
Cheniere Energy Partners LP,
5.25%, 10/1/25	13,200	12,374,604
Kinder Morgan Energy Partners L.P.,
6.50%, 4/1/20	2,825	2,825,000
Kinder Morgan, Inc. (a)(c),
5.00%, 2/15/21	5,000	5,065,356
MPLX L.P. (a)(c),
6.25%, 10/15/22	745	681,601
PBF Logistics L.P.,
6.875%, 5/15/23	11,912	7,427,608
Tallgrass Energy Partners L.P. (a)(c),
4.75%, 10/1/23	6,000	3,750,180
Targa Resources Partners L.P.,
5.25%, 5/1/23	31,720	27,794,809
6.75%, 3/15/24	13,801	12,247,973

		72,167,131

Real Estate—7.0%
Iron Mountain, Inc.,
6.00%, 8/15/23	5,968	6,035,170
Newmark Group, Inc.,
6.125%, 11/15/23	17,522	17,853,284
Realogy Group LLC (a)(c),
4.875%, 6/1/23	11,550	9,788,625
5.25%, 12/1/21	29,635	27,760,586

		61,437,665

Retail—7.5%
Beacon Roofing Supply, Inc. (a)(c),
4.50%, 11/15/26	8,606	7,973,889
Dollar Tree, Inc.,
3.70%, 5/15/23	5,000	5,086,723
eG Global Finance PLC (a)(c),
6.75%, 2/7/25	8,250	6,816,604
8.50%, 10/30/25	22,000	19,717,610

182	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)	Value
GameStop Corp. (a)(c),
6.75%, 3/15/21	$9,075	$6,511,312
KGA Escrow LLC (a)(c),
7.50%, 8/15/23	12,428	11,418,163
Party City Holdings, Inc. (a)(c),
6.125%, 8/15/23	35,159	8,438,160

		65,962,461

Telecommunications—4.1%
Connect Finco SARL (a)(c),
6.75%, 10/1/26	35,550	29,506,500
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	5,830	5,978,432
Level 3 Financing, Inc.,
5.375%, 1/15/24	425	428,716

		35,913,648

Transportation—2.2%
Fly Leasing Ltd.,
5.25%, 10/15/24	3,000	2,546,235
6.375%, 10/15/21	10,125	9,726,328
XPO Logistics, Inc. (a)(c),
6.75%, 8/15/24	6,900	6,789,980

		19,062,543

Total Corporate Bonds & Notes (cost—$882,841,139)		730,354,242

Senior Loans (a)(b)— 12.6%

Commercial Services & Supplies—7.7%
APX Group, Inc., 2 mo. LIBOR + 5.000%, 2020 Term Loan,
6.704%, 12/31/25	31,585	26,289,742
Asurion LLC, 3.989%, 8/4/22, 1 mo. LIBOR + 3.000, 2017 Term Loan B4	12,670	12,141,874
7.489%, 8/4/25, 2017 2nd Lien Term Loan (d)	31,000	28,733,125

		67,164,741

Electric Utilities—0.3%
Calpine Corp., 1 mo. LIBOR + 2.250%, Term Loan B5,
3.24%, 1/15/24	2,969	2,869,376

Entertainment—0.3%
Banijay Entertainment S.A.S, USD Term Loan (d),
3.75%, 3/4/25	2,950	2,655,000

Pipelines—0.4%
Prairie ECI Acquiror LP, 3 mo. LIBOR + 4.750%, Term Loan B,
6.20%, 3/11/26	7,200	3,832,304

Retail—0.3%
Whatabrands LLC, 1 mo. LIBOR + 2.750%, 2020 Term Loan B,
3.766%, 8/2/26	2,985	2,502,132

Specialty Retail—3.6%
PetSmart, Inc., 6 mo. LIBOR + 4.000%, Consenting Term Loan,
5.00%, 3/11/22	32,882	31,620,299

Total Senior Loans (cost—$123,427,532)		110,643,852

Asset-Backed Security—0.4%
Navajo Transitional Energy Co. LLC, 9.00%, 10/24/24
(cost—$12,899,477)	5,796	3,752,694

Repurchase Agreements—3.6%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $31,938,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $32,579,975 including accrued interest

(cost—$31,938,000)	31,938	31,938,000

Value

Total Investments (cost—$1,051,106,148)—99.8%	$876,688,788

Other assets less liabilities—0.2%	1,371,735

Net Assets—100.0%	$878,060,523

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $528,254,514, representing 60.2% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2020.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $417,610,662, representing 47.6% of net assets.

(d) When-issued or delayed-delivery. To be settled/delivered after March 31, 2020.

(e) Fair-Valued—Security with a value of $4, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2020.

Glossary:

LIBOR — London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

AllianzGI Short Term Bond Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—74.5%

Aerospace & Defense—0.5%
Raytheon Co.,
3.125%, 10/15/20	$100	$101,038

Banks—13.5%
Bank of America Corp.,
5.70%, 1/24/22	447	473,138
Barclays Bank PLC, 3 mo. LIBOR + 0.460% (c),
2.308%, 1/11/21	100	97,161
Citigroup, Inc.,
3.142%, 1/24/23 (converts to FRN on 1/24/2020) (c)	432	437,417
4.50%, 1/14/22	200	208,264
Fifth Third Bancorp,
3.50%, 3/15/22	500	505,218
4.30%, 1/16/24	100	105,372
Goldman Sachs Group, Inc.,
5.25%, 7/27/21	300	310,957
JPMorgan Chase & Co.,
4.625%, 5/10/21	300	308,361
Morgan Stanley,
5.50%, 7/28/21	300	312,196
PNC Financial Services Group, Inc.,
3.50%, 1/23/24	200	208,007

		2,966,091

Chemicals—0.8%
CVR Partners L.P. (a)(b),
9.25%, 6/15/23	100	80,795
Dow Chemical Co.,
3.15%, 5/15/24	100	101,116

		181,911

Commercial Services—3.2%
APX Group, Inc.,
6.75%, 2/15/27 (a)(b)	200	167,125
7.875%, 12/1/22	75	71,811
8.50%, 11/1/24 (a)(b)	500	460,628

		699,564

Computers—2.8%
Apple, Inc., 3 mo. LIBOR + 0.500% (c),
2.234%, 2/9/22	200	197,054
Dell International LLC (a)(b),
7.125%, 6/15/24	300	310,875
NCR Corp.,
6.375%, 12/15/23	100	99,375

		607,304

Containers & Packaging—0.8%
Crown Americas LLC,
4.50%, 1/15/23	75	77,361
Reynolds Group Issuer, Inc., 3 mo. LIBOR + 3.500% (a)(b)(c),
5.331%, 7/15/21	100	98,175

		175,536

Distribution/Wholesale—1.1%
Wolverine Escrow LLC (a)(b),
8.50%, 11/15/24	300	241,123

Diversified Financial Services—7.5%
AerCap Ireland Capital DAC,
4.50%, 5/15/21	245	224,427
4.625%, 7/1/22	150	130,345
Alliance Data Systems Corp. (a)(b),
4.75%, 12/15/24	500	380,153

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	183

Schedule of Investments

March 31, 2020 (unaudited)

	Principal Amount (000s)	Value
American Express Co.,
3.70%, 11/5/21	$200	$205,055
Capital One Financial Corp.,
4.75%, 7/15/21	130	133,629
Charles Schwab Corp.,
3.25%, 5/21/21	200	201,528
Global Aircraft Leasing Co., Ltd., PIK 7.25% (a)(b),
6.50%, 9/15/24	200	130,300
LPL Holdings, Inc. (a)(b), 5.75%, 9/15/25	250	241,868

		1,647,305

Entertainment—0.8%
Banijay Entertainment S.A.S. U. (a)(b),
5.375%, 3/1/25	200	186,200

Environmental Services—0.9%
Waste Management, Inc., 4.75%, 6/30/20	200	200,853

Equity Real Estate Investment Trusts (REITs)—2.8%
American Tower Corp., 3.375%, 5/15/24	100	98,922
CC Holdings GS V LLC, 3.849%, 4/15/23	100	100,770
ERP Operating L.P., 4.625%, 12/15/21	200	204,392
ESH Hospitality, Inc. (a)(b), 5.25%, 5/1/25	250	211,564

		615,648

Food & Beverage—2.0%
General Mills, Inc., 3.15%, 12/15/21	300	303,900
Hershey Co., 4.125%, 12/1/20	125	125,750

		429,650

Food & Staples Retailing—1.2%
U.S. Foods, Inc. (a)(b), 5.875%, 6/15/24	300	272,623

Healthcare-Products—0.9%
Fresenius U.S. Finance II, Inc. (a)(b),
4.50%, 1/15/23	150	145,802
Medtronic, Inc., 3.15%, 3/15/22	50	51,992

		197,794

Insurance—6.5%
American International Group, Inc.,
3.30%, 3/1/21	500	500,785
Aon PLC, 4.00%, 11/27/23	500	515,641
Marsh & McLennan Cos., Inc., 4.05%, 10/15/23	200	207,584
Prudential Financial, Inc., 4.50%, 11/16/21	200	207,422

		1,431,432

Iron/Steel—2.1%
ArcelorMittal S.A., 3.60%, 7/16/24	500	455,906

Lodging—2.0%
Choice Hotels International, Inc.,
5.75%, 7/1/22	361	334,636

	Principal Amount (000s)	Value
Marriott International, Inc., 3.60%, 4/15/24	$100	$95,100

		429,736

Machinery-Construction & Mining—0.9%
Caterpillar Financial Services Corp., 3 mo. LIBOR + 0.350 (c),
1.349%, 12/7/20	200	197,138

Media—4.8%
CCO Holdings LLC (a)(b), 5.125%, 5/1/23	100	101,626
Clear Channel Worldwide Holdings, Inc. (a)(b),
9.25%, 2/15/24	150	129,938
Cox Communications, Inc. (a)(b),
3.25%, 12/15/22	200	203,121
Fox Corp., 3.05%, 4/7/25	600	606,300

		1,040,985

Miscellaneous Manufacturing—1.2%
General Electric Co.,
4.625%, 1/7/21	68	68,147
4.65%, 10/17/21	200	204,964

		273,111

Oil, Gas & Consumable Fuels—4.3%
CVR Energy, Inc. (a)(b), 5.25%, 2/15/25	500	392,500
Occidental Petroleum Corp., 4.10%, 2/1/21	200	172,500
PBF Holding Co. LLC, 7.25%, 6/15/25	550	372,105

		937,105

Pharmaceuticals—2.8%
Bausch Health Cos., Inc. (a)(b),
7.00%, 3/15/24	100	103,126
Pfizer, Inc., 3.00%, 9/15/21	200	205,053
Zoetis, Inc., 3.25%, 8/20/21	300	302,308

		610,487

Pipelines—4.1%
Kinder Morgan Energy Partners L.P.,
6.50%, 4/1/20	300	300,000
PBF Logistics L.P., 6.875%, 5/15/23	476	296,805
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	300	296,643

		893,448

Real Estate Management & Development—2.7%
Crown Castle International Corp.,
5.25%, 1/15/23	550	588,885

Retail—2.9%
Dollar Tree, Inc., 3.70%, 5/15/23	150	152,602
eG Global Finance PLC (a)(b), 8.50%, 10/30/25	200	179,251
KGA Escrow LLC (a)(b), 7.50%, 8/15/23	100	91,874
Yum! Brands, Inc. (a)(b), 7.75%, 4/1/25	200	210,500

		634,227

	Principal Amount (000s)	Value

Telecommunications—0.5%
T-Mobile USA, Inc., 6.00%, 3/1/23	$100	$101,177

Transportation—0.9%
Burlington Northern Santa Fe LLC,
4.10%, 6/1/21	200	203,410

Total Corporate Bonds & Notes (cost—$16,531,048)		16,319,687

U.S. Treasury Obligations—4.8%
U.S. Treasury Notes,
2.50%, 5/31/20	200	200,891
2.50%, 6/30/20	200	201,188
2.625%, 7/31/20	200	201,687
2.625%, 8/15/20	200	201,922
3.125%, 5/15/21	100	103,367
3.50%, 5/15/20	150	150,703

Total U.S. Treasury Obligations (cost—$1,051,858)		1,059,758

U.S. Government Agency Securities—2.7%
Federal Home Loan Banks,
2.875%, 9/11/20	100	101,212
3.00%, 9/10/21	100	103,814
3.125%, 9/9/22	100	106,444
5.00%, 12/10/21	250	269,443

Total U.S. Government Agency Securities (cost—$564,959)		580,913

Repurchase Agreements—38.5%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $8,421,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $8,589,458 including accrued interest

(cost—$8,421,000)	8,421	8,421,000

Total Investments (cost—$26,568,865)—120.5%		26,381,358

Liabilities in excess of other assets—(20.5)%		(4,481,236)

Net Assets—100.0%		$21,900,122

184	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $4,339,167, representing 19.8% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,339,167, representing 19.8% of net assets.

(c) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2020.

Glossary:

FRN—Floating Rate Note

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

AllianzGI Structured Return Fund

	Shares	Value

Exchange-Traded Funds—86.0%
iShares Core S&P 500 (a) (cost—$228,780,456)	835,000	$215,764,000

	Principal Amount (000s)

Repurchase Agreements—3.2%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $7,950,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $8,110,804 including accrued interest

(cost—$7,950,000)	$7,950	7,950,000

Total Options Purchased —19.7% (cost—$22,448,949) (b)(c)(d)		49,378,554

Total Investments, before options written (cost—$259,179,405)—108.9%		273,092,554

Total Options Written—(6.2)% (premiums received—$45,557,873) (b)(c)(d)		(15,448,581)

Total Investments, net of options written (cost—$213,621,532)—102.7%		257,643,973

Other liabilities in excess of other assets—(2.7)%		(6,691,648)

Net Assets—100.0%		$250,952,325

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at March 31, 2020:

Options purchased contracts outstanding at March 31, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)

Call options:
CBOE Volatility Index	42.50 USD	4/15/20	574	$57,400	$513,730	$620,894	$(107,164)
CBOE Volatility Index	47.50 USD	4/15/20	909	90,900	631,755	1,021,939	(390,184)
CBOE Volatility Index	90.00 USD	4/15/20	2,966	296,600	274,355	571,694	(297,339)
CBOE Volatility Index	40.00 USD	4/22/20	287	28,700	296,901	320,651	(23,750)
CBOE Volatility Index	95.00 USD	4/22/20	574	57,400	274,085	279,500	(5,415)
S&P 500 Index	2,900.00 USD	4/3/20	8	800	120	12,141	(12,021)
S&P 500 Index	3,500.00 USD	4/3/20	571	57,100	5,710	19,614	(13,904)
S&P 500 Index	3,700.00 USD	4/3/20	215	21,500	2,150	3,815	(1,665)
S&P 500 Index	2,475.00 USD	4/8/20	20	2,000	288,900	341,973	(53,073)
S&P 500 Index	2,700.00 USD	4/8/20	8	800	15,800	83,217	(67,417)
S&P 500 Index	2,950.00 USD	4/8/20	40	4,000	2,500	4,108	(1,608)
S&P 500 Index	3,100.00 USD	4/8/20	92	9,200	1,840	1,932	(92)
S&P 500 Index	2,475.00 USD	4/9/20	20	2,000	298,300	346,534	(48,234)
S&P 500 Index	2,900.00 USD	4/9/20	8	800	1,020	19,139	(18,119)
S&P 500 Index	2,950.00 USD	4/9/20	40	4,000	3,200	5,760	(2,560)
S&P 500 Index	3,700.00 USD	4/9/20	210	21,000	2,625	6,876	(4,251)
S&P 500 Index	3,900.00 USD	4/9/20	90	9,000	1,125	1,448	(323)
S&P 500 Index	2,475.00 USD	4/13/20	20	2,000	310,600	370,594	(59,994)
S&P 500 Index	2,950.00 USD	4/13/20	40	4,000	4,800	7,853	(3,053)
S&P 500 Index	2,475.00 USD	4/15/20	20	2,000	325,300	379,896	(54,596)
S&P 500 Index	2,900.00 USD	4/15/20	12	1,200	2,910	32,783	(29,873)
S&P 500 Index	2,950.00 USD	4/15/20	40	4,000	6,400	10,680	(4,280)
S&P 500 Index	2,800.00 USD	4/17/20	6	600	6,900	44,413	(37,513)
S&P 500 Index	3,220.00 USD	4/17/20	6	600	225	20,953	(20,728)

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	185

Schedule of Investments

March 31, 2020 (unaudited)

Options purchased contracts outstanding at March 31, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Index	3,260.00 USD	4/17/20	10	$1,000	$275	$31,920	$(31,645)
S&P 500 Index	3,270.00 USD	4/17/20	7	700	193	17,620	(17,427)
S&P 500 Index	3,675.00 USD	4/17/20	34	3,400	340	1,555	(1,215)
S&P 500 Index	3,800.00 USD	4/17/20	210	21,000	2,625	4,756	(2,131)
S&P 500 Index	3,800.00 USD	4/17/20	124	12,400	620	2,054	(1,434)
S&P 500 Index	4,400.00 USD	4/17/20	124	12,400	620	1,376	(756)
S&P 500 Index	3,750.00 USD	4/24/20	200	20,000	4,000	6,200	(2,200)
S&P 500 Index	3,800.00 USD	5/15/20	144	14,400	2,880	5,184	(2,304)
S&P 500 Index	2,800.00 USD	6/19/20	6	600	41,790	75,403	(33,613)
S&P 500 Mini Index	328.00 USD	4/1/20	39	3,900	176	17,632	(17,456)
S&P 500 Mini Index	336.00 USD	4/1/20	108	10,800	486	27,226	(26,740)
S&P 500 Mini Index	345.00 USD	4/1/20	177	17,700	797	29,753	(28,956)
S&P 500 Mini Index	360.00 USD	4/1/20	1,173	117,300	5,278	2,345	2,933
S&P 500 Mini Index	385.00 USD	4/1/20	206	20,600	—	618	(618)
S&P 500 Mini Index	390.00 USD	4/1/20	567	56,700	—	1,187	(1,187)
S&P 500 Mini Index	305.00 USD	4/3/20	98	9,800	686	84,834	(84,148)
S&P 500 Mini Index	327.00 USD	4/3/20	39	3,900	273	27,347	(27,074)
S&P 500 Mini Index	344.00 USD	4/3/20	205	20,500	1,435	48,809	(47,374)
S&P 500 Mini Index	345.00 USD	4/3/20	1,054	105,400	7,378	6,420	958
S&P 500 Mini Index	355.00 USD	4/3/20	195	19,500	1,365	874	491
S&P 500 Mini Index	385.00 USD	4/3/20	206	20,600	1,442	412	1,030
S&P 500 Mini Index	390.00 USD	4/3/20	571	57,100	3,997	1,142	2,855
S&P 500 Mini Index	303.00 USD	4/6/20	108	10,800	540	115,884	(115,344)
S&P 500 Mini Index	308.00 USD	4/6/20	39	3,900	176	30,927	(30,751)
S&P 500 Mini Index	325.00 USD	4/6/20	58	5,800	261	43,099	(42,838)
S&P 500 Mini Index	334.00 USD	4/6/20	39	3,900	176	23,322	(23,146)
S&P 500 Mini Index	341.00 USD	4/6/20	48	4,800	216	17,424	(17,208)
S&P 500 Mini Index	343.00 USD	4/6/20	108	10,800	486	21,276	(20,790)
S&P 500 Mini Index	355.00 USD	4/6/20	87	8,700	392	705	(313)
S&P 500 Mini Index	385.00 USD	4/6/20	726	72,600	3,267	2,227	1,040
S&P 500 Mini Index	390.00 USD	4/6/20	999	99,900	—	2,828	(2,828)
S&P 500 Mini Index	316.00 USD	4/8/20	60	6,000	300	42,660	(42,360)
S&P 500 Mini Index	339.00 USD	4/8/20	102	10,200	—	23,562	(23,562)
S&P 500 Mini Index	344.00 USD	4/8/20	108	10,800	—	19,764	(19,764)
S&P 500 Mini Index	347.00 USD	4/8/20	403	40,300	—	89,504	(89,504)
S&P 500 Mini Index	380.00 USD	4/8/20	943	94,300	—	2,464	(2,464)
S&P 500 Mini Index	386.00 USD	4/8/20	204	20,400	—	895	(895)
S&P 500 Mini Index	390.00 USD	4/8/20	558	55,800	—	1,116	(1,116)
S&P 500 Mini Index	335.00 USD	4/9/20	39	3,900	176	23,575	(23,399)
S&P 500 Mini Index	338.00 USD	4/9/20	72	7,200	324	33,452	(33,128)
S&P 500 Mini Index	341.00 USD	4/9/20	102	10,200	459	19,482	(19,023)
S&P 500 Mini Index	344.00 USD	4/9/20	108	10,800	486	20,638	(20,152)
S&P 500 Mini Index	385.00 USD	4/9/20	408	40,800	1,836	1,262	574
S&P 500 Mini Index	386.00 USD	4/9/20	204	20,400	—	408	(408)
S&P 500 Mini Index	390.00 USD	4/9/20	567	56,700	2,552	1,188	1,364
S&P 500 Mini Index	324.00 USD	4/13/20	50	5,000	275	42,105	(41,830)
S&P 500 Mini Index	338.00 USD	4/13/20	38	3,800	3	22,538	(22,535)
S&P 500 Mini Index	341.00 USD	4/13/20	107	10,700	5	19,260	(19,255)
S&P 500 Mini Index	345.00 USD	4/13/20	157	15,700	707	34,869	(34,162)
S&P 500 Mini Index	347.00 USD	4/13/20	107	10,700	3	20,554	(20,551)
S&P 500 Mini Index	385.00 USD	4/13/20	664	66,400	—	2,034	(2,034)
S&P 500 Mini Index	390.00 USD	4/13/20	556	55,600	—	1,164	(1,164)
S&P 500 Mini Index	316.00 USD	4/15/20	51	5,100	16	40,392	(40,376)
S&P 500 Mini Index	339.00 USD	4/15/20	38	3,800	1	20,980	(20,979)
S&P 500 Mini Index	342.00 USD	4/15/20	106	10,600	1	21,518	(21,517)
S&P 500 Mini Index	348.00 USD	4/15/20	107	10,700	1	17,772	(17,771)
S&P 500 Mini Index	385.00 USD	4/15/20	459	45,900	—	1,377	(1,377)
S&P 500 Mini Index	386.00 USD	4/15/20	212	21,200	—	424	(424)
S&P 500 Mini Index	390.00 USD	4/15/20	556	55,600	—	1,720	(1,720)

186	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

Options purchased contracts outstanding at March 31, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Mini Index	342.00 USD	4/17/20	38	$3,800	$209	$14,934	$(14,725)
S&P 500 Mini Index	346.00 USD	4/17/20	105	10,500	578	19,645	(19,067)
S&P 500 Mini Index	347.00 USD	4/17/20	108	10,800	594	21,924	(21,330)
S&P 500 Mini Index	388.00 USD	4/17/20	210	21,000	945	420	525
S&P 500 Mini Index	395.00 USD	4/17/20	558	55,800	2,511	1,116	1,395
S&P 500 Mini Index	343.00 USD	4/20/20	38	3,800	3	16,420	(16,417)
S&P 500 Mini Index	347.00 USD	4/20/20	105	10,500	5	18,070	(18,065)
S&P 500 Mini Index	350.00 USD	4/20/20	107	10,700	589	18,522	(17,933)
S&P 500 Mini Index	390.00 USD	4/20/20	766	76,600	1	2,159	(2,158)
S&P 500 Mini Index	337.00 USD	4/22/20	39	3,900	18	23,481	(23,463)
S&P 500 Mini Index	345.00 USD	4/22/20	109	10,900	25	28,677	(28,652)
S&P 500 Mini Index	347.00 USD	4/22/20	102	10,200	19	18,573	(18,554)
S&P 500 Mini Index	385.00 USD	4/22/20	773	77,300	6	2,188	(2,182)
S&P 500 Mini Index	325.00 USD	4/24/20	40	4,000	300	34,804	(34,504)
S&P 500 Mini Index	385.00 USD	4/24/20	210	21,000	4	859	(855)
S&P 500 Mini Index	390.00 USD	4/24/20	360	36,000	5	1,114	(1,109)
S&P 500 Mini Index	317.00 USD	4/27/20	41	4,100	281	34,932	(34,651)
S&P 500 Mini Index	342.00 USD	4/27/20	107	10,700	96	50,514	(50,418)
S&P 500 Mini Index	385.00 USD	4/27/20	583	58,300	19	1,769	(1,750)
S&P 500 Mini Index	340.00 USD	4/29/20	106	10,600	81	33,082	(33,001)
S&P 500 Mini Index	348.00 USD	4/29/20	212	21,200	73	47,268	(47,195)
S&P 500 Mini Index	385.00 USD	4/29/20	212	21,200	2	656	(654)
S&P 500 Mini Index	390.00 USD	4/29/20	212	21,200	1	444	(443)
S&P 500 Mini Index	340.00 USD	5/1/20	108	10,800	702	19,666	(18,964)
S&P 500 Mini Index	390.00 USD	5/1/20	216	21,600	11	668	(657)
S&P 500 Mini Index	340.00 USD	5/4/20	110	11,000	51	28,930	(28,879)
S&P 500 Mini Index	348.00 USD	5/4/20	220	22,000	51	38,961	(38,910)
S&P 500 Mini Index	390.00 USD	5/4/20	220	22,000	2	440	(438)
S&P 500 Mini Index	348.00 USD	5/6/20	108	10,800	37	19,872	(19,835)
S&P 500 Mini Index	390.00 USD	5/6/20	216	21,600	210	432	(222)
S&P 500 Mini Index	347.00 USD	5/8/20	108	10,800	58	23,003	(22,945)
S&P 500 Mini Index	390.00 USD	5/8/20	216	21,600	1	432	(431)
S&P 500 Mini Index	347.00 USD	5/11/20	108	10,800	20	23,986	(23,966)
S&P 500 Mini Index	390.00 USD	5/11/20	216	21,600	1	432	(431)
S&P 500 Mini Index	351.00 USD	5/13/20	107	10,700	79	21,945	(21,866)
S&P 500 Mini Index	390.00 USD	5/13/20	214	21,400	10	662	(652)
S&P 500 Mini Index	351.00 USD	5/15/20	107	10,700	749	23,657	(22,908)
S&P 500 Mini Index	390.00 USD	5/15/20	214	21,400	1,177	1,090	87
S&P 500 Mini Index	2,800.00 USD	5/15/20	6	600	26,790	63,613	(36,823)
S&P 500 Mini Index	351.00 USD	5/18/20	108	10,800	254	23,868	(23,614)
S&P 500 Mini Index	395.00 USD	5/18/20	216	21,600	35	432	(397)
S&P 500 Mini Index	353.00 USD	5/20/20	107	10,700	220	18,949	(18,729)
S&P 500 Mini Index	390.00 USD	5/20/20	214	21,400	46	662	(616)
S&P 500 Mini Index	349.00 USD	5/22/20	109	10,900	31	25,407	(25,376)
S&P 500 Mini Index	390.00 USD	5/22/20	218	21,800	2	892	(890)

Total call options					$3,397,468	$6,437,013	$(3,039,545)

Put options:
CBOE Volatility Index	42.50 USD	4/15/20	1,252	$125,200	$588,440	$1,002,922	$(414,482)
CBOE Volatility Index	60.00 USD	4/15/20	909	90,900	1,531,665	1,388,993	142,672
CBOE Volatility Index	65.00 USD	4/15/20	287	28,700	602,700	541,569	61,131
CBOE Volatility Index	70.00 USD	4/15/20	287	28,700	728,980	715,204	13,776
CBOE Volatility Index	30.00 USD	4/22/20	574	57,400	33,579	53,020	(19,441)
CBOE Volatility Index	70.00 USD	4/22/20	287	28,700	772,317	827,562	(55,245)
CBOE Volatility Index	32.50 USD	5/20/20	2,113	211,300	760,680	1,356,665	(595,985)
S&P 500 Index	2,200.00 USD	4/8/20	40	4,000	46,800	59,372	(12,572)
S&P 500 Index	2,675.00 USD	4/8/20	20	2,000	265,100	242,893	22,207
S&P 500 Index	2,200.00 USD	4/9/20	40	4,000	67,520	67,520	—
S&P 500 Index	2,675.00 USD	4/9/20	20	2,000	273,400	248,904	24,496

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	187

Schedule of Investments

March 31, 2020 (unaudited)

Options purchased contracts outstanding at March 31, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,990.00 USD	4/9/20	210	$21,000	$8,821,050	$1,233,256	$7,587,794
S&P 500 Index	2,200.00 USD	4/13/20	40	4,000	70,000	78,340	(8,340)
S&P 500 Index	2,675.00 USD	4/13/20	20	2,000	284,300	258,267	26,033
S&P 500 Index	2,200.00 USD	4/15/20	40	4,000	89,400	96,938	(7,538)
S&P 500 Index	2,675.00 USD	4/15/20	20	2,000	299,600	278,275	21,325
S&P 500 Index	2,050.00 USD	4/17/20	210	21,000	308,700	8,536	300,164
S&P 500 Index	2,910.00 USD	4/17/20	6	600	206,340	64,453	141,887
S&P 500 Index	2,920.00 USD	4/17/20	10	1,000	353,550	59,420	294,130
S&P 500 Index	2,950.00 USD	4/17/20	7	700	268,030	59,781	208,249
S&P 500 Index	3,040.00 USD	4/17/20	210	21,000	9,914,100	1,916,711	7,997,389
S&P 500 Index	2,970.00 USD	4/24/20	200	20,000	8,046,000	1,842,149	6,203,851
S&P 500 Mini Index	2,850.00 USD	4/3/20	215	21,500	5,995,275	1,687,030	4,308,245
S&P 500 Mini Index	2,800.00 USD	4/17/20	215	21,500	5,210,525	1,051,800	4,158,725
S&P 500 Mini Index	2,150.00 USD	6/19/20	8	800	64,120	149,605	(85,485)
S&P 500 Mini Index	2,100.00 USD	8/21/20	7	700	70,665	137,485	(66,820)
S&P 500 Mini Index	2,200.00 USD	8/21/20	25	2,500	308,250	585,266	(277,016)

Total put options					$45,981,086	$16,011,936	$29,969,150

Total options purchased contracts					$49,378,554	$22,448,949	$26,929,605

Options written contracts outstanding at March 31, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
CBOE Volatility Index	67.50 USD	4/15/20	(4,449)	$(444,900)	$(1,101,128)	$(1,948,609)	$847,481
CBOE Volatility Index	67.50 USD	4/22/20	(861)	(86,100)	(369,369)	(451,328)	81,959
E-mini S&P 500 Index	350.00 USD	4/3/20	(1,785)	(178,500)	(12,495)	(146,246)	133,751
E-mini S&P 500 Index	342.00 USD	4/6/20	(580)	(58,000)	(2,610)	(39,386)	36,776
E-mini S&P 500 Index	350.00 USD	4/6/20	(324)	(32,400)	(1,458)	(20,412)	18,954
E-mini S&P 500 Index	351.00 USD	4/9/20	(1,020)	(102,000)	(4,590)	(44,784)	40,194
E-mini S&P 500 Index	354.00 USD	4/9/20	(480)	(48,000)	(2,160)	(13,875)	11,715
E-mini S&P 500 Index	352.00 USD	4/17/20	(315)	(31,500)	(1,575)	(24,540)	22,965
E-mini S&P 500 Index	356.00 USD	4/17/20	(324)	(32,400)	(1,620)	(15,552)	13,932
E-mini S&P 500 Index	358.00 USD	4/17/20	(380)	(38,000)	(1,900)	(12,540)	10,640
E-mini S&P 500 Index	346.00 USD	4/24/20	(295)	(29,500)	(1,770)	(20,917)	19,147
E-mini S&P 500 Index	353.00 USD	4/24/20	(315)	(31,500)	(1,732)	(18,555)	16,823
E-mini S&P 500 Index	358.00 USD	5/15/20	(321)	(32,100)	(2,086)	(29,180)	27,094
S&P 500 Index	2,850.00 USD	4/3/20	(215)	(21,500)	(8,600)	(8,366,995)	8,358,395
S&P 500 Index	2,725.00 USD	4/8/20	(60)	(6,000)	(80,700)	(144,060)	63,360
S&P 500 Index	2,780.00 USD	4/8/20	(92)	(9,200)	(46,000)	(53,271)	7,271
S&P 500 Index	2,725.00 USD	4/9/20	(60)	(6,000)	(96,600)	(160,654)	64,054
S&P 500 Index	2,990.00 USD	4/9/20	(210)	(21,000)	(12,075)	(7,346,064)	7,333,989
S&P 500 Index	2,725.00 USD	4/13/20	(60)	(6,000)	(120,000)	(200,993)	80,993
S&P 500 Index	2,725.00 USD	4/15/20	(60)	(6,000)	(153,000)	(232,769)	79,769
S&P 500 Index	3,040.00 USD	4/17/20	(210)	(21,000)	(24,675)	(7,383,883)	7,359,208
S&P 500 Index	3,060.00 USD	4/17/20	(6)	(600)	(555)	(64,727)	64,172
S&P 500 Index	3,090.00 USD	4/17/20	(10)	(1,000)	(750)	(117,180)	116,430
S&P 500 Index	3,100.00 USD	4/17/20	(7)	(700)	(420)	(69,663)	69,243
S&P 500 Index	2,970.00 USD	4/24/20	(200)	(20,000)	(56,500)	(7,663,165)	7,606,665
S&P 500 Mini Index	343.00 USD	4/1/20	(324)	(32,400)	—	(25,566)	25,566
S&P 500 Mini Index	354.00 USD	4/1/20	(1,701)	(170,100)	—	(32,198)	32,198
S&P 500 Mini Index	318.00 USD	4/3/20	(293)	(29,300)	(2,051)	(76,382)	74,331
S&P 500 Mini Index	315.00 USD	4/6/20	(324)	(32,400)	(1,458)	(142,560)	141,102
S&P 500 Mini Index	326.00 USD	4/6/20	(390)	(39,000)	(1,755)	(44,850)	43,095
S&P 500 Mini Index	351.00 USD	4/6/20	(390)	(39,000)	—	(21,060)	21,060
S&P 500 Mini Index	336.00 USD	4/8/20	(562)	(56,200)	(2)	(32,596)	32,594
S&P 500 Mini Index	348.00 USD	4/8/20	(306)	(30,600)	—	(19,584)	19,584
S&P 500 Mini Index	351.00 USD	4/8/20	(704)	(70,400)	—	(41,536)	41,536
S&P 500 Mini Index	355.00 USD	4/8/20	(806)	(80,600)	—	(44,254)	44,254

188	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

Options written contracts outstanding at March 31, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Mini Index	344.00 USD	4/13/20	(500)	$(50,000)	$(17)	$(30,453)	$30,436
S&P 500 Mini Index	350.00 USD	4/13/20	(321)	(32,100)	(1,444)	(12,198)	10,754
S&P 500 Mini Index	353.00 USD	4/13/20	(157)	(15,700)	(2)	(7,678)	7,676
S&P 500 Mini Index	354.00 USD	4/13/20	(701)	(70,100)	(7)	(42,695)	42,688
S&P 500 Mini Index	338.00 USD	4/15/20	(510)	(51,000)	(9)	(35,190)	35,181
S&P 500 Mini Index	354.00 USD	4/15/20	(321)	(32,100)	(1)	(19,230)	19,229
S&P 500 Mini Index	355.00 USD	4/15/20	(530)	(53,000)	(2)	(23,271)	23,269
S&P 500 Mini Index	356.00 USD	4/15/20	(380)	(38,000)	(1)	(18,584)	18,583
S&P 500 Mini Index	357.00 USD	4/20/20	(315)	(31,500)	(7)	(13,230)	13,223
S&P 500 Mini Index	360.00 USD	4/20/20	(701)	(70,100)	(12)	(23,769)	23,757
S&P 500 Mini Index	353.00 USD	4/22/20	(306)	(30,600)	(34)	(22,615)	22,581
S&P 500 Mini Index	354.00 USD	4/22/20	(327)	(32,700)	(34)	(19,263)	19,229
S&P 500 Mini Index	356.00 USD	4/22/20	(390)	(39,000)	(34)	(13,224)	13,190
S&P 500 Mini Index	340.00 USD	4/27/20	(410)	(41,000)	(433)	(32,390)	31,957
S&P 500 Mini Index	354.00 USD	4/27/20	(321)	(32,100)	(112)	(28,218)	28,106
S&P 500 Mini Index	347.00 USD	4/29/20	(318)	(31,800)	(121)	(38,130)	38,009
S&P 500 Mini Index	358.00 USD	4/29/20	(424)	(42,400)	(53)	(20,736)	20,683
S&P 500 Mini Index	2,950.00 USD	4/30/20	(201)	(20,100)	(101,505)	(791,529)	690,024
S&P 500 Mini Index	346.00 USD	5/1/20	(108)	(10,800)	(111)	(6,362)	6,251
S&P 500 Mini Index	353.00 USD	5/1/20	(324)	(32,400)	(203)	(25,920)	25,717
S&P 500 Mini Index	346.00 USD	5/4/20	(330)	(33,000)	(91)	(38,940)	38,849
S&P 500 Mini Index	357.00 USD	5/4/20	(660)	(66,000)	(74)	(32,340)	32,266
S&P 500 Mini Index	353.00 USD	5/6/20	(324)	(32,400)	(67)	(30,456)	30,389
S&P 500 Mini Index	354.00 USD	5/8/20	(324)	(32,400)	(79)	(27,216)	27,137
S&P 500 Mini Index	354.00 USD	5/11/20	(324)	(32,400)	(32)	(23,946)	23,914
S&P 500 Mini Index	358.00 USD	5/13/20	(321)	(32,100)	(143)	(25,329)	25,186
S&P 500 Mini Index	2,950.00 USD	5/15/20	(68)	(6,800)	(76,160)	(159,992)	83,832
S&P 500 Mini Index	360.00 USD	5/18/20	(324)	(32,400)	(434)	(22,032)	21,598
S&P 500 Mini Index	363.00 USD	5/20/20	(321)	(32,100)	(353)	(12,489)	12,136
S&P 500 Mini Index	358.00 USD	5/22/20	(327)	(32,700)	(39)	(24,822)	24,783

Total call options					$(2,291,248)	$(36,692,181)	$34,400,933

Put options:
CBOE Volatility Index	37.50 USD	4/15/20	(4,512)	$(451,200)	$(1,105,440)	$(1,030,218)	$(75,222)
CBOE Volatility Index	40.00 USD	4/15/20	(1,827)	(182,700)	(630,315)	(599,766)	(30,549)
CBOE Volatility Index	45.00 USD	4/15/20	(3,588)	(358,800)	(2,152,800)	(2,001,886)	(150,914)
CBOE Volatility Index	42.50 USD	4/22/20	(861)	(86,100)	(415,433)	(488,480)	73,047
CBOE Volatility Index	29.00 USD	5/20/20	(3,170)	(317,000)	(697,400)	(449,197)	(248,203)
S&P 500 Index	2,400.00 USD	4/8/20	(60)	(6,000)	(198,900)	(201,280)	2,380
S&P 500 Index	2,400.00 USD	4/9/20	(60)	(6,000)	(226,200)	(223,025)	(3,175)
S&P 500 Index	2,400.00 USD	4/13/20	(60)	(6,000)	(259,500)	(252,122)	(7,378)
S&P 500 Index	2,400.00 USD	4/15/20	(60)	(6,000)	(305,100)	(297,478)	(7,622)
S&P 500 Index	2,800.00 USD	4/17/20	(215)	(21,500)	(5,246,000)	(1,228,331)	(4,017,669)
S&P 500 Index	3,060.00 USD	4/17/20	(6)	(600)	(295,140)	(94,907)	(200,233)
S&P 500 Index	3,090.00 USD	4/17/20	(10)	(1,000)	(521,700)	(102,480)	(419,220)
S&P 500 Index	3,100.00 USD	4/17/20	(7)	(700)	(372,120)	(93,540)	(278,580)
S&P 500 Mini Index	2,050.00 USD	4/17/20	(210)	(21,000)	(290,850)	(1,480,080)	1,189,230
S&P 500 Mini Index	2,150.00 USD	6/19/20	(8)	(800)	(63,440)	(138,112)	74,672
S&P 500 Mini Index	2,100.00 USD	8/21/20	(7)	(700)	(70,245)	(42,342)	(27,903)
S&P 500 Mini Index	2,200.00 USD	8/21/20	(25)	(2,500)	(306,750)	(142,448)	(164,302)

Total put options					$(13,157,333)	$(8,865,692)	$(4,291,641)

Total options written contracts					$(15,448,581)	$(45,557,873)	$30,109,292

(e) At March 31, 2020, the Fund received $36,003 in cash as collateral for options written.

Glossary:

CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	189

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI U.S. Equity Hedged Fund

	Shares	Value

Exchange-Traded Funds—91.4%
SPDR S&P 500 (a) (cost—$1,741,224)	7,095	$1,828,737

Total Options Purchased—7.0% (cost—$65,812) (b)(c)(d)		140,450

Total Investments, before options written (cost—$1,807,036)—98.4%		1,969,187

Total Options Written —0.0% (premiums received—$4,303) (b)(c)(d)		(668)

Total Investments, net of options written (cost—$1,802,733)—98.4%		1,968,519

Other assets less other liabilities—1.6%		33,358

Net Assets—100.0%		$2,001,877

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at March 31, 2020:

Options purchased contracts outstanding at March 31, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)

Call options:
S&P 500 Mini Index	3,650.00 USD	4/24/20	3	$300	$60	$107	$(47)

Put options:
S&P 500 Index	2,550.00 USD	4/17/20	1	$100	$9,735	$6,869	$2,866
S&P 500 Index	2,500.00 USD	5/15/20	1	100	13,735	7,412	6,323
S&P 500 Index	2,575.00 USD	6/19/20	2	200	39,630	14,679	24,951
S&P 500 Index	2,625.00 USD	7/17/20	1	100	23,965	7,437	16,528
S&P 500 Index	2,450.00 USD	8/21/20	1	100	19,370	7,803	11,567
S&P 500 Index	2,575.00 USD	9/18/20	1	100	25,245	7,804	17,441
S&P 500 Mini Index	1,800.00 USD	3/19/21	1	100	8,710	13,701	(4,991)

Total put options					$140,390	$65,705	$74,685

Total options purchased contracts					$140,450	$65,812	$74,638

Options written contracts outstanding at March 31, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation

Call options:
S&P 500 Mini Index	3,000.00 USD	4/24/20	(3)	$(300)	$(668)	$(4,303)	$3,635

(e) At March 31, 2020, the Fund pledged $7,613 in cash as collateral for options written.

190	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Ultra Micro Cap Fund

	Shares	Value

Common Stock—98.3%

Aerospace & Defense—0.8%

Ducommun, Inc. (a)	3,049	$75,768

Banks—4.7%
Atlantic Capital Bancshares, Inc. (a)	6,934	82,307
First Foundation, Inc.	6,726	68,740
Heritage Commerce Corp.	10,353	79,407
People’s Utah Bancorp	3,922	75,969
Preferred Bank	2,736	92,532
Tristate Capital Holdings, Inc. (a)	4,569	44,182

		443,137

Biotechnology—16.3%
Adverum Biotechnologies, Inc. (a)	5,499	53,725
Avrobio, Inc. (a)	2,219	34,528
BioSpecifics Technologies Corp. (a)	1,946	110,085
Castle Biosciences, Inc. (a)	3,650	108,806
Dicerna Pharmaceuticals, Inc. (a)	4,845	89,003
Dynavax Technologies Corp. (a)	7,696	27,167
Eiger BioPharmaceuticals, Inc. (a)	2,150	14,620
Fortress Biotech, Inc. (a)	16,242	30,697
Homology Medicines, Inc. (a)	2,788	43,326
Intellia Therapeutics, Inc. (a)	5,676	69,417
Kadmon Holdings, Inc. (a)	16,822	70,484
Karyopharm Therapeutics, Inc. (a)	2,578	49,523
Kindred Biosciences, Inc. (a)	8,451	33,804
Krystal Biotech, Inc. (a)	1,121	48,472
Kura Oncology, Inc. (a)	4,664	46,407
MeiraGTx Holdings PLC (a)	2,199	29,555
Precision BioSciences, Inc. (a)	3,525	21,256
Progenics Pharmaceuticals, Inc. (a)	8,400	31,920
Rocket Pharmaceuticals, Inc. (a)	2,587	36,089
Stemline Therapeutics, Inc. (a)	4,531	21,930
TG Therapeutics, Inc. (a)	6,982	68,703
Twist Bioscience Corp. (a)	2,323	71,037
Vanda Pharmaceuticals, Inc. (a)	4,312	44,672
Veracyte, Inc. (a)	9,519	231,407
Vericel Corp. (a)	5,843	53,580
Viking Therapeutics, Inc. (a)	8,181	38,287
Voyager Therapeutics, Inc. (a)	3,471	31,760
ZIOPHARM Oncology, Inc. (a)	17,177	42,084

		1,552,344

Construction & Engineering—2.8%
NV5 Global, Inc. (a)	3,930	162,270
Sterling Construction Co., Inc. (a)	10,548	100,206

		262,476

Construction Materials—0.5%
U.S. Concrete, Inc. (a)	2,347	42,575

Diversified Consumer Services—1.6%
Aspen Group, Inc. (a)	12,110	96,759
Carriage Services, Inc.	3,607	58,253

		155,012

Electrical Equipment—0.8%
Allied Motion Technologies, Inc.	3,024	71,669

Electronic Equipment, Instruments & Components—1.6%
Iteris, Inc. (a)	19,394	62,061
Napco Security Technologies, Inc. (a)	5,790	87,834

		149,895

	Shares	Value

Energy Equipment & Services—0.4%
DMC Global, Inc.	1,418	$32,628

Food Products—1.7%
John B Sanfilippo & Son, Inc.	1,820	162,708

Healthcare Equipment & Supplies—15.6%
Alphatec Holdings, Inc. (a)	20,651	71,246
Antares Pharma, Inc. (a)	35,821	84,538
Axogen, Inc. (a)	6,109	63,534
Axonics Modulation Technologies, Inc. (a)	4,410	112,058
BioLife Solutions, Inc. (a)	8,076	76,722
CryoLife, Inc. (a)	3,120	52,790
CryoPort, Inc. (a)	12,558	214,365
Mesa Laboratories, Inc.	664	150,124
OrthoPediatrics Corp. (a)	5,141	203,789
Quotient Ltd. (a)	15,094	59,621
Surmodics, Inc. (a)	2,637	87,865
Tactile Systems Technology, Inc. (a)	3,240	130,118
Zynex, Inc. (a)	16,236	179,733

		1,486,503

Healthcare Providers & Services—7.6%
Addus HomeCare Corp. (a)	2,241	151,491
BioTelemetry, Inc. (a)	2,839	109,330
Catasys, Inc. (a)	9,155	139,431
Fulgent Genetics, Inc. (a)	11,769	126,634
Joint Corp. (a)	9,059	98,290
RadNet, Inc. (a)	9,519	100,045

		725,221

Healthcare Technology—4.7%
Icad, Inc. (a)	15,338	112,581
OptimizeRx Corp. (a)	6,770	61,336
Tabula Rasa HealthCare, Inc. (a)	3,726	194,833
Vocera Communications, Inc. (a)	3,860	81,986

		450,736

Hotels, Restaurants & Leisure—0.7%
Kura Sushi USA, Inc., Class A (a)	5,321	63,639

Household Durables—1.8%
Green Brick Partners, Inc. (a)	10,746	86,505
LGI Homes, Inc. (a)	1,766	79,735

		166,240

Interactive Media & Services—2.7%
EverQuote, Inc., Class A (a)	6,949	182,411
QuinStreet, Inc. (a)	9,714	78,198

		260,609

Internet & Direct Marketing Retail—1.8%
Rubicon Project, Inc. (a)	16,871	93,634
U.S. Auto Parts Network, Inc. (a)	41,680	72,940

		166,574

IT Services—3.3%
Brightcove, Inc. (a)	14,309	99,734
Hackett Group, Inc.	6,907	87,857
Paysign, Inc. (a)	8,199	42,307
Perficient, Inc. (a)	3,218	87,175

		317,073

Life Sciences Tools & Services—4.1%
Codexis, Inc. (a)	5,418	60,465
NanoString Technologies, Inc. (a)	3,559	85,594
NeoGenomics, Inc. (a)	4,176	115,299
Quanterix Corp. (a)	7,138	131,125

		392,483

	Shares	Value

Machinery—1.9%
LiqTech International, Inc. (a)	20,633	$88,516
Spartan Motors, Inc.	7,206	93,029

		181,545

Media—2.5%
Cardlytics, Inc. (a)	3,111	108,760
TechTarget, Inc. (a)	6,449	132,914

		241,674

Pharmaceuticals—4.0%
ANI Pharmaceuticals, Inc. (a)	1,858	75,695
Axsome Therapeutics, Inc. (a)	2,337	137,486
Cara Therapeutics, Inc. (a)	3,512	46,394
Collegium Pharmaceutical, Inc. (a)	5,256	85,830
Provention Bio, Inc. (a)	3,740	34,408

		379,813

Professional Services—0.9%
CRA International, Inc.	2,529	84,494

Semiconductors & Semiconductor Equipment—5.1%
ACM Research, Inc., Class A (a)	1,436	42,520
Adesto Technologies Corp. (a)	17,395	194,650
FormFactor, Inc. (a)	7,740	155,497
Ichor Holdings Ltd. (a)	4,728	90,588

		483,255

Software—8.7%
Agilysys, Inc. (a)	6,837	114,178
Cerence, Inc. (a)	4,343	66,882
Digital Turbine, Inc. (a)	30,537	131,615
Model N, Inc. (a)	8,102	179,945
QAD, Inc., Class A	2,839	113,361
Upland Software, Inc. (a)	5,301	142,173
Zix Corp. (a)	18,966	81,744

		829,898

Trading Companies & Distributors—0.7%
Lawson Products, Inc. (a)	2,576	68,831

Wireless Telecommunication Services—1.0%
Boingo Wireless, Inc. (a)	9,045	95,967

Total Common Stock (cost—$9,001,861)		9,342,767

	Principal Amount (000s)

Repurchase Agreements—1.5%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $144,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $147,278 including accrued interest

(cost—$144,000)	$144	144,000

Total Investments (cost—$9,145,861)—99.8%		9,486,767

Other assets less liabilities—0.2%		22,969

Net Assets—100.0%		$9,509,736

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	191

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Water Fund

	Shares	Value

Common Stock—97.8%

Austria—0.8%
ANDRITZ AG	148,127	$4,640,778

Brazil—2.3%
Cia de Saneamento Basico do Estado de Sao Paulo	1,033,900	7,781,957
Cia de Saneamento do Parana UNIT	1,099,800	5,048,061

		12,830,018

China—3.2%
China Water Affairs Group Ltd.	8,212,000	6,132,961
Guangdong Investment Ltd.	6,036,000	11,583,381

		17,716,342

Finland—0.3%
Uponor Oyj	151,493	1,364,165

France—7.6%
Suez	1,284,389	13,048,599
Veolia Environnement S.A.	1,365,235	28,834,948

		41,883,547

Italy—1.5%
Hera SpA	2,286,513	8,272,339

Netherlands—1.5%
Arcadis NV	528,577	8,505,282

Sweden—3.5%
Alfa Laval AB	1,116,551	19,116,447

Switzerland—5.9%
Geberit AG	44,280	19,402,584
Georg Fischer AG	8,783	5,992,959
Landis+Gyr Group AG (b)	99,104	6,780,911

		32,176,454

United Kingdom—14.1%
Halma PLC	1,331,376	31,268,776
Pennon Group PLC	1,368,399	18,297,095
Severn Trent PLC	468,578	13,264,011
United Utilities Group PLC	1,325,295	14,835,234

		77,665,116

United States—57.1%
Agilent Technologies, Inc.	113,743	8,146,274
American States Water Co.	136,450	11,153,423
American Water Works Co., Inc.	493,111	58,956,351
AO Smith Corp.	130,308	4,926,946
California Water Service Group	262,495	13,208,748
Danaher Corp.	277,138	38,358,671
Ecolab, Inc.	67,985	10,594,103
Essential Utilities, Inc.	559,050	22,753,335
IDEX Corp.	237,377	32,784,137
Itron, Inc. (b)	227,221	12,685,748
Mueller Water Products, Inc., Class A	928,724	7,439,079
PerkinElmer, Inc.	143,250	10,783,860
Tetra Tech, Inc.	303,267	21,416,716
Thermo Fisher Scientific, Inc.	76,509	21,697,952
Waste Management, Inc.	137,755	12,750,603
Xylem, Inc.	410,308	26,723,360

		314,379,306

Total Common Stock (cost—$473,235,521)		538,549,794

	Principal Amount (000s)	Value

Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $10,758,000; collateralized by U.S. Treasury Notes, 2.75%, due 4/30/23, valued at $10,974,133 including accrued interest
(cost—$10,758,000)	$10,758	$10,758,000

Total Investments (cost—$483,993,521) (a)—99.8%		549,307,794

Other assets less liabilities—0.2%		978,269

Net Assets—100.0%		$550,286,063

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $211,340,470, representing 38.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Water Utilities	33.2%
Machinery	17.6%
Electronic Equipment, Instruments & Components	9.2%
Multi-Utilities	9.1%
Life Sciences Tools & Services	7.4%
Healthcare Equipment & Supplies	7.0%
Commercial Services & Supplies	6.2%
Building Products	4.7%
Chemicals	1.9%
Construction & Engineering	1.5%
Repurchase Agreements	2.0%
Other assets less liabilities	0.2%

100.0%

192	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	193

Statements of Assets and Liabilities

March 31, 2020 (unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Assets:	Assets:
Investments, at value	$—	$—	$—	$—	$—
Investments in Affiliates, at value	11,372,048	15,623,340	21,829,940	17,505,686	18,269,227
Repurchase agreements, at value	219,000	—	110,000	404,000	549,000
Cash	339	—	554	976	725
Foreign currency, at value	—	—	—	—	—
Deposits with brokers for derivatives collateral	360,897	984,296	922,004	904,218	1,044,286
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	6,871	8,267	9,247	7,364	6,673
Receivable for investments sold	—	—	—	—	—
Receivable for Fund shares sold	—	441	9,820	50	82
Dividends and interest receivable (net of foreign withholding taxes)	—	—	—	—	—
Dividends receivable from Affiliates	—	—	—	—	—
Tax reclaims receivable	—	—	—	—	—
Receivable from Investment Manager	—	525	1,330	627	1,518
Prepaid expenses and other assets	154	186	237	203	224
Total Assets	11,959,309	16,617,055	22,883,132	18,823,124	19,871,735
Liabilities:
Payable for Fund shares redeemed	596,439	115,469	280,691	119,268	905,317
Trustees Deferred Compensation Plan payable (see Note 5)	6,871	8,267	9,247	7,364	6,673
Payable for variation margin on futures contracts	3,615	8,415	27,000	25,610	31,635
Servicing fees payable	558	1,022	1,105	931	431
Distribution fees payable	521	287	697	338	400
Administration fees payable	176	—	—	—	—
Payable to custodian for cash overdraft	—	23,388	—	—	—
Payable for investments purchased	—	—	—	—	—
Payable for investments in Affiliates purchased	—	—	—	—	—
Investment management fees payable	—	—	—	—	—
Accrued expenses and other liabilities	—	—	—	—	—
Total Liabilities	608,180	156,848	318,740	153,511	944,456
Net Assets	$11,351,129	$16,460,207	$22,564,392	$18,669,613	$18,927,279
Net Assets Consist of:
Paid-in-capital	$11,562,824	$17,311,116	$24,277,888	$20,168,925	$21,087,148
Total distributable earnings (loss)	(211,695)	(850,909)	(1,713,496)	(1,499,312)	(2,159,869)
Net Assets	$11,351,129	$16,460,207	$22,564,392	$18,669,613	$18,927,279
Cost of Investments	$—	$—	$—	$—	$—
Cost of Investments in Affiliates	$12,494,066	$17,991,221	$25,332,904	$20,672,667	$21,806,250
Cost of Repurchase Agreements	$219,000	$—	$110,000	$404,000	$549,000
Cost of Foreign Currency	$—	$—	$—	$—	$—

194	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Best Styles Global Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible

$—	$499,678	$—	$7,369,953	$129,282,659	$29,715,453	$772,891,805
10,422,500	15,348,761	7,145,044	39,585,588	—	—	—
147,000	166,000	264,000	363,000	295,000	105,000	64,769,000
346	768	822	299,600	627	1,933	925,845
—	—	—	11,588	131,493	369	—
756,758	1,015,098	571,157	2,668,306	—	—	—

4,162	4,016	1,837	1,786	76,320	14,738	125,755
—	—	—	—	—	217,692	5,973,682
7	665	1,268	366	28,277	975	18,210,227

—	—	—	117,678	362,878	35,473	2,203,235
—	—	—	8,843	—	—	—
—	—	—	1,454	351,300	—	—
626	—	—	—	9,084	12,535	—
157	203	129	672	45,540	46,761	99,036
11,331,556	17,035,189	7,984,257	50,428,834	130,583,178	30,150,929	865,198,585

39,745	488,565	67,992	436,864	29,366	867	3,270,821
4,162	4,016	1,837	1,786	76,320	14,738	125,755
14,400	25,855	11,210	49,775	—	—	—
367	543	298	2,620	163	212	33,592
217	828	334	1,093	10	25	42,443
—	145	44	4,873	—	—	—
—	—	—	—	—	—	—
—	—	—	269,604	—	256,515	6,991,821
—	—	—	9,009	—	—	—
—	—	—	4,909	—	—	398,031
—	—	—	—	135,773	57,386	265,272
58,891	519,952	81,715	780,533	241,632	329,743	11,127,735
$11,272,665	$16,515,237	$7,902,542	$49,648,301	$130,341,546	$29,821,186	$854,070,850

$12,740,856	$19,139,807	$9,278,263	$62,230,048	$144,367,233	$28,510,691	$865,590,210
(1,468,191)	(2,624,570)	(1,375,721)	(12,581,747)	(14,025,687)	1,310,495	(11,519,360)
$11,272,665	$16,515,237	$7,902,542	$49,648,301	$130,341,546	$29,821,186	$854,070,850
$—	$494,962	$—	$9,544,819	$142,297,696	$29,274,677	$808,135,614
$12,476,193	$18,566,290	$8,606,382	$43,236,122	$—	$—	$—
$147,000	$166,000	$264,000	$363,000	$295,000	$105,000	$64,769,000
$—	$—	$—	$11,506	$131,430	$369	$—

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	195

Statements of Assets and Liabilities (cont’d)

March 31, 2020 (unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Net Assets:
Class A	$2,330,119	$4,567,854	$4,652,320	$4,212,017	$1,792,371
Class C	296,950	—	517,416	—	149,709
Class R	9,779	182,384	78,265	246,178	86,230
Class P	1,164,296	1,368,649	1,741,858	1,096,832	434,192
Institutional Class	—	—	—	—	—
Class R6	7,516,148	10,196,339	15,423,301	12,987,408	16,420,624
Administrative Class	33,837	144,981	151,232	127,178	44,153
Shares Issued and Outstanding:
Class A	144,050	334,415	288,677	298,300	108,920
Class C	18,394	—	32,441	—	9,141
Class R	619	13,456	4,827	17,524	5,295
Class P	71,262	99,882	106,461	76,249	25,936
Institutional Class	—	—	—	—	—
Class R6	461,031	745,938	940,403	915,275	994,144
Administrative Class	2,062	10,562	9,233	8,927	2,677
Net Asset Value and Redemption Price Per Share:*
Class A	$16.18	$13.66	$16.12	$14.12	$16.46
Class C	16.14	—	15.95	—	16.38
Class R	15.80	13.55	16.21	14.05	16.29
Class P	16.34	13.70	16.36	14.38	16.74
Institutional Class	—	—	—	—	—
Class R6	16.30	13.67	16.40	14.19	16.52
Administrative Class	16.41	13.73	16.38	14.25	16.49

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

196	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Best Styles Global Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible

$1,648,100	$2,113,556	$1,382,128	$10,776,745	$725,496	$962,994	$102,222,254
—	197,375	—	1,216,025	15,123	39,060	64,758,768
103,131	252,117	33,009	86,876	—	—	174,717
600,792	512,178	150,682	556,770	441,437	164,991	210,358,406
—	—	—	276,980	381,658	18,693	475,816,557
8,633,531	12,928,945	6,201,555	36,726,019	128,777,832	28,635,448	—
287,111	511,066	135,168	8,886	—	—	740,148

115,494	129,230	95,643	751,875	70,250	89,884	3,822,721
—	12,442	—	84,219	1,466	3,771	2,381,374
7,313	15,500	2,287	5,754	—	—	6,266
41,054	30,649	10,127	38,252	42,713	15,580	8,117,474
—	—	—	19,719	37,563	1,759	18,138,259
604,791	780,828	423,849	2,612,831	12,489,254	2,652,507	—
20,307	31,178	9,333	607	—	—	27,943

$14.27	$16.36	$14.45	$14.33	$10.33	$10.71	$26.74
—	15.86	—	14.44	10.32	10.36	27.19
14.10	16.27	14.43	15.10	—	—	27.88
14.63	16.71	14.88	14.56	10.33	10.59	25.91
—	—	—	14.05	10.16	10.62	26.23
14.28	16.56	14.63	14.06	10.31	10.80	—
14.14	16.39	14.48	14.64	—	—	26.49

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	197

Statements of Assets and Liabilities (cont’d)

March 31, 2020 (unaudited)

	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Small-Cap	AllianzGI Emerging Markets SRI Debt
Assets:
Investments, at value	$47,806,764	$57,365,734	$31,280,926	$5,420,359	$19,409,061
Investments in Affiliates, at value	—	—	—	—	—
Repurchase agreements, at value	—	—	1,130,000	—	3,517,000
Cash	—	—	1,936	43,704	31,534
Foreign currency, at value	—	—	12,968	51,211	31,444
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	195,778
Dividends and interest receivable (net of foreign withholding taxes)	202,357	272,249	71,121	19,348	210,510
Receivable for investments sold	4,318,013	3,809,347	128,109	163,935	314,916
Receivable for TBA investments sold	4,562,640	3,472,825	—	—	—
Swap premiums paid	110,320	—	—	—	—
Unrealized appreciation of OTC swaps	—	—	—	—	—
Deposits with brokers for derivatives collateral	760,257	1,857,956	—	—	1,837
Receivable for terminated swaps	255	16,353	—	—	—
Receivable for Fund shares sold	—	—	—	—	—
Receivable from Investment Manager	7,104	11,472	—	8,593	9,880
Tax reclaims receivable	—	—	9,625	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	629	884	5,675	1,384	4,286
Receivable for variation margin on centrally cleared swaps	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	141
Prepaid expenses and other assets	14,634	14,711	21,183	20,294	28,719
Total Assets	57,782,973	66,821,531	32,661,543	5,728,828	23,755,106
Liabilities:
Payable for investments purchased	4,328,691	5,014,977	131,491	162,524	921,663
Payable for Fund shares redeemed	—	—	—	—	—
Payable for TBA investments purchased	4,524,713	3,431,294	—	—	—
Payable to custodian for cash overdraft	123,763	1,842,655	—	—	—
Payable to custodian for foreign currency overdraft	—	—	—	—	—
Payable for variation margin on centrally cleared swaps	24,127	261,199	—	—	—
Deposits received from brokers for derivatives collateral	—	—	—	—	—
Payable for terminated swaps	—	—	—	—	—
Payable for variation margin on futures contracts	55,385	106,303	—	—	—
Investment management fees payable	—	—	10,131	—	—
Distribution fees payable	—	—	—	—	8
Servicing fees payable	—	—	12	34	33
Swap premiums received	—	139,273	—	—	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	87,188
Trustees Deferred Compensation Plan payable (see Note 5)	629	884	5,675	1,384	4,286
Accrued expenses and other liabilities	81,446	48,898	61,061	63,394	30,297
Total Liabilities	9,138,754	10,845,483	208,370	227,336	1,043,475
Net Assets	$48,644,219	$55,976,048	$32,453,173	$5,501,492	$22,711,631

198	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Value	AllianzGI Floating Rate Note	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Green Bond

$91,482,943	$12,676,957	$45,551,389	$70,441,395	$23,925,675	$131,019,168	$26,210,559
—	—	200,683,325	30,035,568	—	—	—
1,127,000	556,000	5,460,000	627,000	2,376,000	5,210,000	1,038,000
34,142	29	71,893	—	737	921	—
263,927	13,208	—	537,557	11,385	176,379	—
—	48,146	—	—	203,383	—	—
244,825	66,805	361,449	401,633	387,215	147,573	178,111
—	—	3,798,954	2,513,995	326,640	—	603,595
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	348,815	—	—	—
—	21,203	9,185,619	6,133,801	—	—	191,002
—	—	—	—	—	—	—
456,953	—	26,495	—	—	450,462	—
—	9,484	12,305	16,955	—	—	5,594
5,185	—	—	82,130	1,158	58,312	1,234
12,034	755	49,900	27,779	2,082	3,307	35
—	—	—	136,704	—	—	—
—	766	—	267,229	10,182	—	—
36,324	18,144	61,153	69,625	25,509	28,417	27,495
93,663,333	13,411,497	265,262,482	111,640,186	27,269,966	137,094,539	28,255,625

—	—	3,765,474	2,369,191	1,192,044	92,549	494,210
23,947	—	272,498	—	—	17,728	—
—	—	—	—	—	—	—
—	—	—	144,644	—	—	398,123
—	—	—	—	—	—	189
—	—	—	—	—	—	—
—	—	—	—	355,737	—	—
—	—	—	46	—	—	—
—	—	303,637	—	—	—	36,269
19,021	—	—	—	1,810	47,976	—
530	—	3,373	875	—	—	—
2,824	—	9,628	406	—	316	33
—	—	—	917,898	—	—	—
—	—	—	—	17,448	—	339,881
12,034	755	49,900	27,779	2,082	3,307	35
154,627	68,402	106,082	71,401	43,206	56,630	47,556
212,983	69,157	4,510,592	3,532,240	1,612,327	218,506	1,316,296
$93,450,350	$13,342,340	$260,751,890	$108,107,946	$25,657,639	$136,876,033	$26,939,329

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	199

Statements of Assets and Liabilities (cont’d)

March 31, 2020 (unaudited)

	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Small-Cap	AllianzGI Emerging Markets SRI Debt
Net Assets Consist of:
Paid-in-capital	$47,800,018	$55,632,251	$36,774,402	$6,648,503	$25,335,357
Total distributable earnings (loss)	844,201	343,797	(4,321,229)	(1,147,011)	(2,623,726)
Net Assets	$48,644,219	$55,976,048	$32,453,173	$5,501,492	$22,711,631
Cost of Investments	$48,167,272	$58,925,286	$31,212,138	$6,285,552	$21,334,300
Cost of Investments in Affiliates	$—	$—	$—	$—	$—
Cost of Repurchase Agreements	$—	$—	$1,130,000	$—	$3,517,000
Cost of Foreign Currency	$—	$—	$13,032	$51,368	$35,951
Net Assets:
Class A	$—	$—	$53,812	$166,302	$144,019
Class C	—	—	—	—	12,493
Class R	—	—	—	—	—
Class P	11,394	11,142	—	—	10,915
Institutional Class	61,166	11,152	32,399,361	5,335,190	22,544,204
Class R6	48,571,659	55,953,754	—	—	—
Administrative Class	—	—	—	—	—
Shares Issued and Outstanding:
Class A	—	—	4,622	13,918	11,343
Class C	—	—	—	—	977
Class R	—	—	—	—	—
Class P	737	727	—	—	876
Institutional Class	3,959	728	2,786,998	450,999	1,803,967
Class R6	3,144,464	3,652,656	—	—	—
Administrative Class	—	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$—	$—	$11.64	$11.95	$12.70
Class C	—	—	—	—	12.78
Class R	—	—	—	—	—
Class P	15.45	15.33	—	—	12.46
Institutional Class	15.45	15.32	11.63	11.83	12.50
Class R6	15.45	15.32	—	—	—
Administrative Class	—	—	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

200	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Value	AllianzGI Floating Rate Note	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Green Bond

$128,442,861	$14,557,835	$284,811,875	$115,498,942	$28,776,441	$148,236,275	$27,979,015
(34,992,511)	(1,215,495)	(24,059,985)	(7,390,996)	(3,118,802)	(11,360,242)	(1,039,686)
$93,450,350	$13,342,340	$260,751,890	$108,107,946	$25,657,639	$136,876,033	$26,939,329
$97,745,987	$13,690,956	$47,929,393	$73,616,088	$26,725,582	$142,520,081	$27,539,500
$—	$—	$226,003,418	$35,011,341	$—	$—	$—
$1,127,000	$556,000	$5,460,000	$627,000	$2,376,000	$5,210,000	$1,038,000
$263,531	$12,805	$—	$533,673	$11,325	$175,953	$—

$11,663,454	$—	$40,667,595	$1,214,683	$—	$1,590,505	$162,076
821,649	—	4,315,419	539,083	—	—	—
—	—	18,935	96,987	—	—	—
1,378,493	9,754	3,540,008	63,792	10,114	24,403,537	1,088,188
79,586,754	13,332,586	5,345,145	8,968,792	25,647,525	110,881,991	25,689,065
—	—	206,842,793	97,203,580	—	—	—
—	—	21,995	21,029	—	—	—

865,973	—	4,379,000	76,945	—	98,248	10,505
61,041	—	448,677	34,792	—	—	—
—	—	2,061	6,170	—	—	—
102,405	708	386,617	3,857	759	1,497,101	70,567
5,935,426	969,190	579,241	559,559	1,928,666	6,673,072	1,664,330
—	—	22,957,803	6,162,617	—	—	—
—	—	2,297	1,337	—	—	—

$13.47	$—	$9.29	$15.79	$—	$16.19	$15.43
13.46	—	9.62	15.49	—	—	—
—	—	9.19	15.72	—	—	—
13.46	13.78	9.16	16.54	13.32	16.30	15.42
13.41	13.76	9.23	16.03	13.30	16.62	15.44
—	—	9.01	15.77	—	—	—
—	—	9.58	15.73	—	—	—

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	201

Statements of Assets and Liabilities† (cont’d)

March 31, 2020 (unaudited)

	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity
Assets:
Investments, at value	$87,136,591	$64,147,713	$12,562,070	$19,900,288	$66,171,431
Investments in Affiliates, at value	4,714,732	—	—	1,261,374	—
Repurchase agreements, at value	5,255,000	3,615,000	226,000	854,000	1,888,000
Cash	725,919	94	855	458,475	—
Foreign currency, at value	—	709,655	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	1,632,143	277,605	1,100	60,931	—
Receivable for investments sold	448,266	492,629	46,441	—	440,276
Swap premiums paid	—	—	—	282,473	—
Deposits with brokers for derivatives collateral	—	—	—	5,933,351	933,735
Receivable for terminated swaps	—	—	—	—	—
Receivable due from custodian	—	—	—	—	—
Receivable for Fund shares sold	17,476	40,508	—	—	18,276
Receivable from Investment Manager	—	—	—	23,994	41,768
Tax reclaims receivable	—	329,924	—	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	35,434	20,469	4,419	1,720	1,729
Receivable for variation margin on centrally cleared swaps	—	—	—	12,221	—
Receivable for principal paydowns	—	—	—	—	—
Prepaid expenses and other assets	61,111	62,204	32,471	27,984	28,830
Total Assets	100,026,672	69,695,801	12,873,356	28,816,811	69,524,045
Liabilities:
Payable for investments purchased	1,112,859	692,268	9,874	—	2,171,104
Payable for Fund shares redeemed	116,633	17,267	13,421	—	1,838,699
Payable to custodian for cash overdraft	—	—	—	—	53,437
Payable to custodian for foreign currency overdraft	—	—	—	2,306	—
Deposits received from brokers for derivatives collateral	—	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	75,014	—
Options written, at value	—	—	—	—	1,585,111
Investment management fees payable	38,001	21,376	77	—	—
Distribution fees payable	2,274	596	—	—	—
Servicing fees payable	5,045	1,056	217	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	35,434	20,469	4,419	1,720	1,729
Accrued expenses and other liabilities	153,104	145,233	60,062	55,479	206,704
Total Liabilities	1,463,350	898,265	88,070	134,519	5,856,784
Net Assets	$98,563,322	$68,797,536	$12,785,286	$28,682,292	$63,667,261
†

Consolidated Statement of Assets and Liabilities for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

202	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income	AllianzGI Short Term Bond	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged

$8,642,100	$17,276,609	$844,750,788	$17,960,358	$265,142,554	$1,969,187
—	—	—	—	—	—
—	1,590,000	31,938,000	8,421,000	7,950,000	—
191,732	—	—	238,938	592	31,256
—	—	—	—	—	—
—	193,053	15,948,833	230,365	—	9,881
850,101	544,917	4,870,635	—	3,981,242	—
—	243,429	—	—	—	—
—	—	—	—	—	7,613
—	154	—	—	—	—
—	—	—	—	398,975	—
—	9,950	859,395	260,000	292,077	—
18,094	6,468	—	8,464	—	11,006
—	—	—	—	—	—
2,925	248	161,026	82	62,464	632
—	454	—	—	—	—
—	—	48,181	—	—	—
27,955	16,092	80,586	20,933	60,511	34,541
9,732,907	19,881,374	898,657,444	27,140,140	277,888,415	2,064,116

—	923,677	9,199,255	5,189,589	5,555,579	16,620
—	256,594	4,063,368	—	4,173,735	—
—	192,563	6,076,648	—	—	—
—	—	—	—	—	—
929,565	64,585	—	—	36,003	—
—	141	—	—	—	—
6,082	—	—	—	15,448,581	668
—	—	434,684	—	189,760	—
—	—	20,664	—	4,722	103
—	—	48,162	321	5,201	127
2,925	248	161,026	82	62,464	632
55,061	44,794	593,114	50,026	1,460,045	44,089
993,633	1,482,602	20,596,921	5,240,018	26,936,090	62,239
$8,739,274	$18,398,772	$878,060,523	$21,900,122	$250,952,325	$2,001,877

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	203

Statements of Assets and Liabilities† (cont’d)

March 31, 2020 (unaudited)

	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity
Net Assets Consist of:
Paid-in-capital	$149,746,137	$76,727,858	$13,461,885	$32,268,079	$107,074,186
Total distributable earnings (loss)	(51,182,815)	(7,930,322)	(676,599)	(3,585,787)	(43,406,925)
Net Assets	$98,563,322	$68,797,536	$12,785,286	$28,682,292	$63,667,261
Cost of Investments	$103,865,158	$69,551,192	$12,334,958	$19,792,717	$77,983,381
Cost of Investments in Affiliates	$5,645,148	$—	$—	$1,438,888	$—
Cost of Repurchase Agreements	$5,255,000	$3,615,000	$226,000	$854,000	$1,888,000
Cost of Foreign Currency	$—	$708,884	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—	$2,190,558
Net Assets:
Class A	$19,600,142	$3,466,719	$994,371	$—	$—
Class C	3,598,165	657,481	—	—	—
Class R	528,386	841,702	—	—	—
Class P	9,238,302	12,554,311	204,346	8,908	15,185,070
Institutional Class	65,574,590	26,356,670	11,586,569	363,834	46,950,137
Class R6	—	24,920,653	—	28,309,550	1,532,054
Administrative Class	23,737	—	—	—	—
Shares Issued and Outstanding:
Class A	2,496,046	132,216	121,863	—	—
Class C	458,789	26,013	—	—	—
Class R	70,579	34,346	—	—	—
Class P	1,230,664	481,503	24,784	1,081	2,238,551
Institutional Class	8,706,307	974,361	1,394,980	44,201	6,914,086
Class R6	—	929,782	—	3,437,872	222,827
Administrative Class	3,158	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$7.85	$26.22	$8.16	$—	$—
Class C	7.84	25.27	—	—	—
Class R	7.49	24.51	—	—	—
Class P	7.51	26.07	8.25	8.24	6.78
Institutional Class	7.53	27.05	8.31	8.23	6.79
Class R6	—	26.80	—	8.23	6.88
Administrative Class	7.52	—	—	—	—

†

Consolidated Statement of Assets and Liabilities for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

204	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income	AllianzGI Short Term Bond	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged

$8,583,557	$21,554,221	$1,152,408,831	$22,109,491	$475,271,850	$2,446,317
155,717	(3,155,449)	(274,348,308)	(209,369)	(224,319,525)	(444,440)
$8,739,274	$18,398,772	$878,060,523	$21,900,122	$250,952,325	$2,001,877
$8,175,759	$20,508,789	$1,019,168,148	$18,147,865	$251,229,405	$1,807,036
$—	$—	$—	$—	$—	$—
$—	$1,590,000	$31,938,000	$8,421,000	$7,950,000	$—
$—	$—	$—	$—	$—	$—
$52,593	$—	$—	$—	$45,557,873	$4,303

$—	$—	$121,805,946	$3,430,685	$12,431,758	$435,797
—	—	93,255,343	—	5,728,566	177,881
—	—	—	—	—	—
152,285	9,571	289,847,254	10,380	47,096,427	64,334
1,186,514	2,702,534	321,528,766	18,459,057	160,870,788	1,323,865
7,400,475	15,686,667	51,623,214	—	24,824,786	—
—	—	—	—	—	—

—	—	9,572,900	234,157	1,185,806	27,097
—	—	7,335,624	—	573,844	11,571
—	—	—	—	—	—
16,860	744	22,934,738	707	4,547,746	4,106
130,996	210,188	25,446,969	1,258,549	15,396,000	80,961
812,991	1,220,235	4,085,655	—	2,393,092	—
—	—	—	—	—	—

$—	$—	$12.72	$14.65	$10.48	$16.08
—	—	12.71	—	9.98	15.37
—	—	—	—	—	—
9.03	12.86	12.64	14.67	10.36	15.67
9.06	12.86	12.64	14.67	10.45	16.35
9.10	12.86	12.64	—	10.37	—
—	—	—	—	—	—

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	205

Statements of Assets and Liabilities (cont’d)

March 31, 2020 (unaudited)

	AllianzGI Ultra Micro Cap	AllianzGI Water
Assets:
Investments, at value	$9,342,767	$538,549,794
Repurchase agreements, at value	144,000	10,758,000
Cash	173	371
Foreign currency, at value	—	6
Dividends and interest receivable (net of foreign withholding taxes)	291	456,269
Receivable for investments sold	49,791	—
Receivable for Fund shares sold	177	1,503,344
Receivable from Investment Manager	4,953	—
Tax reclaims receivable	—	1,068,066
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	5,891	77,289
Prepaid expenses and other assets	33,062	59,839
Total Assets	9,581,105	552,472,978
Liabilities:
Payable for Fund shares redeemed	3,448	1,236,588
Investment management fees payable	—	356,644
Distribution fees payable	—	38,468
Servicing fees payable	548	47,049
Trustees Deferred Compensation Plan payable (see Note 5)	5,891	77,289
Accrued expenses and other liabilities	61,482	430,877
Total Liabilities	71,369	2,186,915
Net Assets	$9,509,736	$550,286,063
Net Assets Consist of:
Paid-in-capital	$9,546,406	$490,410,675
Total distributable earnings (loss)	(36,670)	59,875,388
Net Assets	$9,509,736	$550,286,063
Cost of Investments	$9,001,861	$473,235,521
Cost of Repurchase Agreements	$144,000	$10,758,000
Cost of Foreign Currency	$—	$6
Net Assets:
Class A	$2,264,557	$158,002,533
Class C	—	58,650,572
Class P	1,011,934	187,802,709
Institutional Class	6,233,245	145,830,249
Shares Issued and Outstanding:
Class A	308,184	11,195,480
Class C	—	4,362,032
Class P	121,189	13,289,067
Institutional Class	718,068	10,526,765
Net Asset Value and Redemption Price Per Share:*
Class A	$8.03	$14.11
Class C	—	13.45
Class P	8.35	14.13
Institutional Class	8.39	13.85

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

206	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	207

Statements of Operations

Six Months ended March 31, 2020 (unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Investment Income:
Dividends from investments in Affiliates	$482,146	$677,548	$973,423	$648,800	$666,413
Dividends, net of foreign withholding taxes*	10,477	6,381	5,525	5,112	5,054
Contribution from Investment Manager (see Note 6)	1,394	5,671	10,468	6,321	4,366
Interest	1,811	3,104	4,593	3,878	5,696
Miscellaneous	—	—	—	—	—
Total Investment Income	495,828	692,704	994,009	664,111	681,529
Expenses:
Investment management	3,721	5,197	7,361	5,917	6,758
Administration	9,213	13,508	17,228	13,762	11,188
Distribution — Class C	1,748	—	2,276	—	631
Distribution — Class R	13	285	104	349	219
Servicing — Class A	3,937	6,766	6,930	6,203	2,698
Servicing — Class C	583	—	759	—	210
Servicing — Class R	13	285	104	349	219
Administrative servicing — Class P	—	—	—	—	—
Distribution and/or servicing—Administrative Class	42	194	209	199	65
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Sub-transfer agent — Administrative Class	—	—	—	—	—
Line of credit commitment	122	169	237	184	202
Legal	10	13	18	15	16
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Recoupment	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Total Expenses	19,402	26,417	35,226	26,978	22,206
Less: Fee Waiver/Reimbursement from Investment Manager	(10,087)	(16,784)	(23,526)	(17,463)	(15,721)
Net Expenses	9,315	9,633	11,700	9,515	6,485
Net Investment Income	486,513	683,071	982,309	654,596	675,044

208	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Best Styles Global Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible

$367,198	$514,079	$252,836	$346,374	$—	$—	$—
3,042	4,973	2,497	588,302	2,120,082	442,255	3,683,253
1,264	—	—	—	—	—	—
3,809	6,436	2,906	5,045	3,205	766	3,905,646
—	—	—	—	—	—	78,941
375,313	525,488	258,239	939,721	2,123,287	443,021	7,667,840

4,106	5,863	2,939	7,093	320,707	65,475	2,339,433
7,407	11,035	5,582	25,313	—	—	—
—	905	—	5,631	69	204	259,279
141	267	50	129	—	—	228
2,317	3,268	2,148	15,509	1,285	1,465	108,026
—	302	—	1,877	23	68	86,426
141	267	50	129	—	—	228
—	—	—	—	294	134	48,617
430	784	225	13	—	—	852
—	—	—	—	585	640	27,878
—	—	—	—	9	35	21,879
—	—	—	—	—	—	79
—	—	—	—	214	10	95,541
—	—	—	—	—	—	46
129	164	84	155	3,802	744	7,778
11	14	9	13	26,621	8,274	34,295
—	—	—	—	24,463	5,317	44,511
—	—	—	—	155,918	49,164	70,367
—	—	—	—	11,171	5,102	30,578
—	—	—	—	9,908	4,032	18,261
—	—	—	—	9,228	3,562	10,230
—	—	—	—	22,956	20,427	36,503
—	—	—	—	35,904	34,829	59,384
—	—	336	2,872	—	—	—
—	—	—	—	10,054	2,664	7,644
14,682	22,869	11,423	58,734	633,211	202,146	3,308,063
(9,516)	(13,153)	(7,077)	(4,173)	(199,562)	(112,233)	—
5,166	9,716	4,346	54,561	433,649	89,913	3,308,063
370,147	515,772	253,893	885,160	1,689,638	353,108	4,359,777

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	209

Statements of Operations (cont’d)

Six Months ended March 31, 2020 (unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(452,279)	$(951,922)	$(405,957)	$616,823	$1,304,322
Investments in Affiliates	853,015	1,339,723	893,761	(77,895)	(1,284,470)
Futures contracts	91,314	325,531	151,975	(53,683)	(318,347)
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	—	—	(631)	—	—
Net capital gain distributions received from underlying Affiliated funds	696,959	1,133,354	1,870,178	1,585,290	1,832,027
Net change in unrealized appreciation/depreciation of:
Investments	(92,437)	(8,616)	(512)	(399)	(452)
Investments in Affiliates	(1,897,302)	(3,524,536)	(5,336,959)	(4,621,925)	(4,958,514)
Futures contracts	(32,776)	(50,105)	(72,147)	15,065	15,494
Foreign currency transactions	(10)	(3,427)	(6,645)	(9,801)	(9,815)
Net realized and change in unrealized loss	(833,516)	(1,739,998)	(2,906,937)	(2,546,525)	(3,419,755)
Net Decrease in Net Assets Resulting from Investment Operations	$(347,003)	$(1,056,927)	$(1,924,628)	$(1,891,929)	$(2,744,711)
*Foreign withholding taxes	$—	$—	$—	$—	$—

210	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Best Styles Global Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible

$1,286,893	$1,669,837	$1,067,909	$(4,311,614)	$10,887,059	$1,368,877	$25,645,613
(1,340,990)	(2,041,402)	(1,302,792)	(877,708)	—	—	—
(274,012)	(452,172)	(244,209)	(709,356)	—	—	—
—	—	—	—	(1,353)	—	—
—	—	—	(5,826)	(28,672)	9,608	—
1,092,832	1,603,394	791,634	63,481	—	—	—

(282)	4,340	(188)	(2,568,278)	(30,970,937)	(5,912,742)	(89,386,844)
(3,009,195)	(3,995,156)	(1,940,549)	(3,825,906)	—	—	—
(26,826)	(53,123)	(23,056)	680,846	—	—	—
(6,153)	(7,249)	(7,244)	(1,668)	4,618	7	—
(2,277,733)	(3,271,531)	(1,658,495)	(11,556,029)	(20,109,285)	(4,534,250)	(63,741,231)
$(1,907,586)	$(2,755,759)	$(1,404,602)	$(10,670,869)	$(18,419,647)	$(4,181,142)	$(59,381,454)
$—	$—	$—	$6,155	$128,522	$4,548	$—

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	211

Statements of Operations (cont’d)

Six Months ended March 31, 2020 (unaudited)

	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Small-Cap	AllianzGI Emerging Markets SRI Debt
Investment Income:
Interest, net of foreign withholding taxes*	$475,716	$818,005	$448	$14	$440,712
Dividends from investments in Affiliates	—	—	—	—	—
Dividends, net of foreign withholding taxes*	7,766	29,495	301,696	94,914	—
Miscellaneous	3	5	—	3	—
Total Investment Income	483,485	847,505	302,144	94,931	440,712
Expenses:
Investment management	46,359	86,759	171,466	46,369	60,584
Distribution — Class C	—	—	—	—	51
Distribution — Class R	—	—	—	—	—
Servicing — Class A	—	—	80	219	157
Servicing — Class C	—	—	—	—	17
Servicing — Class R	—	—	—	—	—
Administrative servicing — Class P	—	—	—	—	—
Distribution and/or servicing — Administrative Class	—	—	—	—	—
Sub-transfer agent — Class A	—	—	31	39	37
Sub-transfer agent — Class C	—	—	—	—	2
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	17	—	4,785	421	937
Custodian and accounting agent	51,462	48,221	56,669	48,214	39,389
Audit and tax services	26,440	26,412	20,852	21,530	26,420
Shareholder communications	5,256	3,087	3,185	3,354	4,710
Legal	11,396	14,804	6,719	5,746	21,941
Transfer agent	1,802	2,051	1,695	1,265	2,297
Trustees	2,309	3,452	2,813	623	1,405
Registration	22,507	22,501	17,122	16,550	30,009
Offering	—	—	—	—	—
Recoupment	—	—	—	—	—
Insurance	2,672	2,834	2,784	2,334	2,501
Line of credit commitment	354	586	459	94	230
Miscellaneous	1,355	1,977	2,133	1,691	3,165
Total Expenses	171,929	212,684	290,793	148,449	193,852
Less: Fee Waiver/Reimbursement from Investment Manager	(134,461)	(139,768)	(78,392)	(90,097)	(112,409)
Net Expenses	37,468	72,916	212,401	58,352	81,443
Net Investment Income	446,017	774,589	89,743	36,579	359,269
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,126,678	1,402,858	(137,808)	142,438	88,750
Investments in Affiliates	—	—	—	—	—
Futures contracts	31,220	332,358	—	—	(36,523)
Swaps	181,663	242,123	—	—	—
Forward foreign currency contracts	—	—	—	—	(59,183)
Foreign currency transactions	—	—	(16,915)	(1,997)	3,157
Net capital gain distributions received from underlying Affiliated funds	—	—	—	—	—
Payments from Affiliates (See Note 7)	313	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(906,817)	(2,450,490)	(4,955,460)	(1,814,732)	(2,401,236)
Investments in Affiliates	—	—	—	—	—
Futures contracts	123,875	116,317	—	—	14,961
Swaps	(40,153)	40,841	—	—	—
Forward foreign currency contracts	—	—	—	—	107,750
Foreign currency transactions	—	—	(6,102)	(2,179)	(2,988)
Net realized and change in unrealized gain (loss)	516,779	(315,993)	(5,116,285)	(1,676,470)	(2,285,312)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$962,796	$458,596	$(5,026,542)	$(1,639,891)	$(1,926,043)
*Foreign withholding taxes	$—	$—	$41,984	$10,748	$37

212	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Value	AllianzGI Floating Rate Note	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Green Bond

$1,357	$180,452	$742,733	$573,280	$662,932	$6,466	$246,262
—	—	3,539,951	172,302	—	—	—
931,020	—	29,960	702,816	—	1,108,303	—
—	—	501	19	250	—	—
932,377	180,452	4,313,145	1,448,417	663,182	1,114,769	246,262

470,435	13,565	1,102,080	467,346	74,049	563,156	58,400
3,789	—	21,400	2,387	—	—	—
—	—	26	137	—	—	—
18,698	—	59,815	2,111	—	1,944	162
1,263	—	7,133	796	—	—	—
—	—	26	137	—	—	—
—	—	2,606	947	—	6,945	319
—	—	30	29	—	—	—
9,017	—	15,140	627	—	492	21
488	—	2,013	234	—	—	—
—	—	3	94	—	—	—
48,229	141	1,577	4,179	59	4,758	39
135,545	26,199	27,713	211,287	27,468	63,340	26,747
30,151	26,440	16,826	25,980	25,620	19,513	26,440
10,467	3,060	9,554	9,510	3,454	4,789	5,058
6,500	11,062	20,077	20,995	5,549	7,718	14,145
5,052	554	30,236	7,077	1,203	2,307	1,503
8,102	1,008	22,407	12,379	1,670	5,299	1,152
31,963	17,364	48,932	46,959	16,366	23,352	19,476
—	—	—	—	—	—	18,006
—	—	2,531	—	—	—	—
3,921	2,413	6,873	5,018	2,545	2,507	2,290
1,270	158	3,443	1,696	271	1,057	238
2,932	567	3,343	5,916	2,297	3,232	3,983
787,822	102,531	1,403,784	825,841	160,551	710,409	177,979
(269,152)	(81,986)	(976,713)	(458,772)	(73,645)	(139,646)	(103,253)
518,670	20,545	427,071	367,069	86,906	570,763	74,726
413,707	159,907	3,886,074	1,081,348	576,276	544,006	171,536

(3,584,558)	25,182	671,236	411,404	(65,254)	(179,342)	79,420
—	—	8,193,567	(128,074)	—	—	—
—	(22,631)	(2,599,160)	(581,777)	31,204	—	(150,738)
—	—	—	61,203	—	—	—
—	(10,293)	—	—	(156,706)	—	444,554
(91,808)	(1,875)	—	(28,396)	(7,466)	(3,778)	337,853
—	—	3,682,631	1,052,860	—	—	—
—	—	—	—	—	—	—

(10,233,365)	(1,035,052)	(2,897,262)	(7,896,214)	(3,208,191)	(14,984,324)	(1,602,548)
—	—	(34,420,051)	(4,666,568)	—	—	—
—	(72,245)	2,384,971	(655,598)	(63,815)	—	(153,796)
—	—	—	1,825,564	—	—	—
—	17,792	—	—	131,137	—	(346,944)
(9,152)	98	1,035	8,219	1,568	2,049	(730)
(13,918,883)	(1,099,024)	(24,983,033)	(10,597,377)	(3,337,523)	(15,165,395)	(1,392,929)
$(13,505,176)	$(939,117)	$(21,096,959)	$(9,516,029)	$(2,761,247)	$(14,621,389)	$(1,221,393)
$120,199	$—	$—	$22,630	$1,079	$44,268	$—

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	213

Statements of Operations† (cont’d)

Six Months ended March 31, 2020 (unaudited)

	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI PerformanceFee Managed Futures Strategy †	AllianzGI PerformanceFee Structured US Equity
Investment Income:
Interest	$3,235,428	$1,469	$326	$231,967	$661
Dividends from investments in Affiliates	—	—	—	35,341	—
Dividends, net of foreign withholding taxes*	—	487,835	21,426	—	1,152,795
Miscellaneous	45	—	15	—	—
Total Investment Income	3,235,473	489,304	21,767	267,308	1,153,456
Expenses:
Investment management	276,265	459,854	90,840	122,115	331,167
Performance fee adjustment	—	—	—	(98,411)	89,802
Distribution — Class C	16,397	3,285	—	—	—
Distribution — Class R	871	1,365	—	—	—
Servicing — Class A	30,260	5,814	1,658	—	—
Servicing — Class C	5,465	1,095	—	—	—
Servicing — Class R	871	1,365	—	—	—
Administrative servicing — Class P	3,421	4,801	176	—	1,395
Distribution and/or servicing — Administrative Class	32	—	—	—	—
Sub-transfer agent — Class A	18,435	2,168	926	—	—
Sub-transfer agent — Class C	1,755	454	—	—	—
Sub-transfer agent — Class R	897	1,265	—	—	—
Sub-transfer agent — Institutional Class	36,456	19,238	7,659	437	14,879
Custodian and accounting agent	35,733	107,677	36,836	56,888	97,983
Audit and tax services	30,001	20,510	18,334	25,690	24,690
Shareholder communications	8,814	8,024	3,795	2,595	7,782
Legal	12,605	12,120	6,075	12,199	9,776
Transfer agent	9,410	7,079	2,564	1,785	2,690
Trustees	8,891	7,112	1,272	7,325	6,960
Registration	43,491	43,416	23,172	22,356	23,137
Insurance	4,078	3,690	2,463	2,664	3,496
Line of credit commitment	1,379	1,107	203	369	1,194
Miscellaneous	5,545	3,509	2,107	13,328	9,830
Total Expenses	551,072	714,948	198,080	169,340	624,781
Less: Fee Waiver/Reimbursement from Investment Manager	—	(224,209)	(81,418)	(131,228)	(206,724)
Net Expenses	551,072	490,739	116,662	38,112	418,057
Net Investment Income (Loss)	2,684,401	(1,435)	(94,895)	229,196	735,399
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Net realized loss on investments	(714,730)	496,561	296,694	12,793	2,129,728
Futures contracts	—	—	—	(3,372,322)	—
Options written	—	—	—	—	(29,474,922)
Swaps	—	—	—	(762,084)	—
Forward foreign currency contracts	—	10,106	—	—	—
Foreign currency transactions	—	10,433	—	(19,708)	—
Net change in unrealized appreciation/depreciation of:
Investments	(11,510,026)	(14,250,934)	(3,069,856)	92,242	(17,576,967)
Investments in Affiliates	(1,043,368)	—	—	(186,296)	—
Futures contracts	—	—	—	784,084	—
Options written	—	—	—	—	(117,115)
Swaps	—	—	—	4,717	—
Foreign currency transactions	—	8,327	—	6,802	—
Net realized and change in unrealized loss	(13,268,124)	(13,725,507)	(2,773,162)	(3,439,772)	(45,039,276)
Net Decrease in Net Assets Resulting from Investment Operations	$(10,583,723)	$(13,726,942)	$(2,868,057)	$(3,210,576)	$(44,303,877)

*Foreign withholding taxes	$—	$32,931	$—	$—	$—

†

Consolidated Statement of Operations for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., which is a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

214	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income	AllianzGI Short Term Bond	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged

$25	$335,017	$31,386,106	$201,548	$324,496	$—
—	—	—	—	—	—
251,171	73,233	—	—	5,214,124	21,578
227	—	196,175	—	—	11
251,423	408,250	31,582,281	201,548	5,538,620	21,589

27,103	40,455	3,412,970	19,282	1,868,073	8,123
13,980	—	—	—	—	—
—	—	141,332	—	41,207	702
—	—	—	—	—	—
—	—	176,767	1,187	35,839	656
—	—	141,332	—	13,736	234
—	—	—	—	—	—
—	—	253,446	—	56,066	23
—	—	—	—	—	—
—	—	48,473	61	14,626	188
—	—	43,052	—	4,899	109
—	—	—	—	—	—
—	1,232	144,126	870	150,992	918
29,914	27,551	110,863	24,050	119,146	31,032
24,576	26,423	21,900	24,599	21,689	16,940
3,765	3,007	59,403	3,006	34,525	2,933
5,540	5,560	54,950	5,784	23,041	4,415
1,740	1,559	47,349	1,617	23,277	1,736
1,977	1,171	91,274	703	46,532	151
22,367	22,695	58,314	22,103	45,098	28,285
2,604	2,453	19,524	2,313	11,984	2,230
278	193	15,362	116	7,354	26
7,099	2,173	12,675	1,779	65,536	2,053
140,943	134,472	4,853,112	107,470	2,583,620	100,754
(105,243)	(88,627)	(28,763)	(81,095)	(150,843)	(87,484)
35,700	45,845	4,824,349	26,375	2,432,777	13,270
215,723	362,405	26,757,932	175,173	3,105,843	8,319

819,282	399,667	(14,383,151)	80,247	83,845,259	108,788
—	3,673	—	—	—	—
(956,034)	—	—	—	(293,416,284)	(18,882)
—	(508)	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(572,959)	(3,823,135)	(156,736,341)	(334,638)	(38,341,181)	(294,807)
—	—	—	—	—	—
—	12,486	—	—	—	—
(76,243)	—	—	—	30,596,099	(1,759)
—	(54,371)	—	—	—	—
—	—	—	—	—	—
(785,954)	(3,462,188)	(171,119,492)	(254,391)	(217,316,107)	(206,660)
$(570,231)	$(3,099,783)	$(144,361,560)	$(79,218)	$(214,210,264)	$(198,341)

$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	215

Statements of Operations (cont’d)

Six Months ended March 31, 2020 (unaudited)

	AllianzGI Ultra Micro Cap	AllianzGI Water
Investment Income:
Interest	$268	$14,296
Dividends, net of foreign withholding taxes*	17,185	3,127,093
Non-cash income	—	241,835
Miscellaneous	4	—
Total Investment Income	17,457	3,383,224
Expenses:
Investment management	79,776	3,021,603
Distribution — Class C	—	266,175
Servicing — Class A	4,575	230,801
Servicing — Class C	—	88,725
Administrative servicing — Class P	805	86,708
Sub-transfer agent — Class A	3,457	71,210
Sub-transfer agent — Class C	—	32,277
Sub-transfer agent — Institutional Class	5,269	58,666
Custodian and accounting agent	40,786	140,749
Audit and tax services	18,414	28,194
Shareholder communications	4,639	50,663
Legal	4,878	26,100
Transfer agent	2,748	27,509
Trustees	1,377	41,086
Registration	23,130	34,202
Insurance	2,513	10,777
Line of credit commitment	200	6,962
Miscellaneous	2,032	4,557
Total Expenses	194,599	4,226,964
Less: Fee Waiver/Reimbursement from Investment Manager	(84,816)	(614,348)
Net Expenses	109,783	3,612,616
Net Investment Loss	(92,326)	(229,392)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Net realized gain on investments	1,471,360	(2,350,176)
Forward foreign currency contracts	—	(10,726)
Foreign currency transactions	—	(46,129)
Net change in unrealized appreciation/depreciation of:
Investments	(3,183,784)	(66,178,541)
Foreign currency transactions	—	(9,002)
Net realized and change in unrealized loss	(1,712,424)	(68,594,574)
Net Decrease in Net Assets Resulting from Investment Operations	$(1,804,750)	$(68,823,966)
*Foreign withholding taxes	$—	$19,167

216	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	217

Statements of Changes in Net Assets

	AllianzGI Retirement 2020		AllianzGI Retirement 2025

	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019
Decrease in Net Assets from:

Investment Operations:
Net investment income	$486,513	$706,797	$683,071	$982,215
Net realized gain	1,189,009	1,640,041	1,846,686	2,669,700
Net change in unrealized appreciation/depreciation	(2,022,525)	(1,307,914)	(3,586,684)	(2,932,935)

Net increase (decrease) in net assets resulting from investment operations	(347,003)	1,038,924	(1,056,927)	718,980
Distributions to Shareholders from:

Distributable earnings:
Class A	(527,372)	(252,877)	(927,969)	(398,059)
Class C	(71,918)	(9,967)	—	—
Class R	(1,448)	(5,237)	(37,375)	(14,713)
Class P	(240,321)	(817,411)	(241,379)	(1,540,332)
Class R6	(1,345,669)	(1,122,479)	(2,145,039)	(1,426,045)
Administrative Class	(4,387)	(31,996)	(25,453)	(12,898)
Total distributions to shareholders	(2,191,115)	(2,239,967)	(3,377,215)	(3,392,047)
Fund Share Transactions:
Net proceeds from the sale of shares	1,466,631	8,364,701	2,634,066	8,677,928
Issued in reinvestment of distributions	2,190,771	2,225,737	3,232,590	3,318,998
Cost of shares redeemed	(7,651,366)	(26,266,095)	(9,934,816)	(35,220,754)
Net decrease from Fund share transactions	(3,993,964)	(15,675,657)	(4,068,160)	(23,223,828)
Total decrease in net assets	(6,532,082)	(16,876,700)	(8,502,302)	(25,896,895)
Net Assets:
Beginning of period	17,883,211	34,759,911	24,962,509	50,859,404
End of period	$11,351,129	$17,883,211	$16,460,207	$24,962,509

–	May reflect actual amounts rounding to less than $1.

218	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2030		AllianzGI Retirement 2035		AllianzGI Retirement 2040

Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019

$982,309	$1,191,797	$654,596	$915,139	$675,044	$982,246
2,509,326	3,297,396	2,070,535	2,448,408	1,533,532	2,720,818
(5,416,263)	(4,278,804)	(4,617,060)	(3,460,814)	(4,953,287)	(4,100,731)

(1,924,628)	210,389	(1,891,929)	(97,267)	(2,744,711)	(397,667)

(969,397)	(459,971)	(703,838)	(559,351)	(265,059)	(286,794)
(97,719)	(37,009)	—	—	(19,529)	(3,800)
(12,855)	(17,850)	(37,420)	(53,770)	(21,610)	(16,100)
(437,102)	(1,813,033)	(152,643)	(1,872,017)	(143,771)	(1,432,745)
(3,114,746)	(1,689,460)	(2,228,625)	(1,619,599)	(2,676,679)	(1,976,521)
(26,973)	(32,781)	(22,659)	(33,357)	(5,898)	(40,518)
(4,658,792)	(4,050,104)	(3,145,185)	(4,138,094)	(3,132,546)	(3,756,478)

4,211,401	11,155,281	4,170,205	10,378,077	4,714,270	10,386,928
4,604,075	4,007,395	3,087,107	4,063,470	3,111,897	3,645,076
(15,042,623)	(36,290,474)	(11,106,759)	(27,103,964)	(14,273,676)	(25,485,111)
(6,227,147)	(21,127,798)	(3,849,447)	(12,662,417)	(6,447,509)	(11,453,107)
(12,810,567)	(24,967,513)	(8,886,561)	(16,897,778)	(12,324,766)	(15,607,252)

35,374,959	60,342,472	27,556,174	44,453,952	31,252,045	46,859,297
$22,564,392	$35,374,959	$18,669,613	$27,556,174	$18,927,279	$31,252,045

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	219

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2045		AllianzGI Retirement 2050

	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$370,147	$655,995	$515,772	$701,530
Net realized gain (loss)	764,723	1,671,412	779,657	1,641,310
Net change in unrealized appreciation/depreciation	(3,042,456)	(2,646,928)	(4,051,188)	(2,797,029)

Net increase (decrease) in net assets resulting from investment operations	(1,907,586)	(319,521)	(2,755,759)	(454,189)
Distributions to Shareholders from:

Distributable earnings:
Class A	(218,979)	(159,914)	(214,373)	(200,608)
Class C	—	—	(21,499)	(13,008)
Class R	(12,410)	(11,916)	(23,415)	(9,569)
Class P	(25,949)	(1,099,610)	(76,758)	(831,742)
Institutional Class	—	—	—	—
Class R6	(1,543,002)	(1,145,865)	(1,465,864)	(1,328,104)
Class R6	—	—	—	—
Administrative Class	(40,864)	(47,868)	(50,709)	(64,296)
Total distributions to shareholders	(1,841,204)	(2,465,173)	(1,852,618)	(2,447,327)
Fund Share Transactions:
Net proceeds from the sale of shares	3,560,423	8,165,521	3,365,031	8,259,946
Issued in reinvestment of distributions	1,832,894	2,442,952	1,832,058	2,438,284
Cost of shares redeemed	(9,891,267)	(19,404,795)	(10,130,139)	(14,722,675)
Net increase (decrease) from Fund share transactions	(4,497,950)	(8,796,322)	(4,933,050)	(4,024,445)
Total increase (decrease) in net assets	(8,246,740)	(11,581,016)	(9,541,427)	(6,925,961)
Net Assets:
Beginning of period	19,519,405	31,100,421	26,056,664	32,982,625
End of period	$11,272,665	$19,519,405	$16,515,237	$26,056,664

–	May reflect actual amounts rounding to less than $1.

220	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2055		AllianzGI Multi Asset Income		AllianzGI Best Styles Global Equity

Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019

$253,893	$346,742	$885,160	$1,908,396	$1,689,638	$10,861,253
312,542	596,870	(5,841,023)	139,095	10,857,034	14,108,203
(1,971,037)	(1,052,972)	(5,715,006)	263,587	(30,966,319)	(37,439,039)

(1,404,602)	(109,360)	(10,670,869)	2,311,078	(18,419,647)	(12,469,583)

(111,003)	(113,406)	(377,013)	(628,310)	(171,121)	(133,530)
—	—	(28,949)	(68,590)	(2,911)	(1,808)
(2,222)	(6,898)	(2,464)	(4,813)	—	—
(6,455)	(431,803)	(33,615)	(442,685)	(129,756)	(162,066)
—	—	(8,237)	(4,881)	(82,209)	(276,295)
(580,489)	(592,429)	(415,775)	(653,978)	—	—
—	—	—	—	(33,639,966)	(66,179,468)
(11,265)	(27,083)	(232)	(12,480)	—	—
(711,434)	(1,171,619)	(866,285)	(1,815,737)	(34,025,963)	(66,753,167)

2,600,681	7,021,147	43,379,312	8,462,252	10,822,750	41,216,340
709,191	1,163,653	862,934	1,798,604	34,003,323	66,731,633
(6,423,767)	(9,863,413)	(7,588,934)	(22,353,244)	(223,645,421)	(191,927,497)
(3,113,895)	(1,678,613)	36,653,312	(12,092,388)	(178,819,348)	(83,979,524)
(5,229,931)	(2,959,592)	25,116,158	(11,597,047)	(231,264,958)	(163,202,274)

13,132,473	16,092,065	24,532,143	36,129,190	361,606,504	524,808,778
$7,902,542	$13,132,473	$49,648,301	$24,532,143	$130,341,546	$361,606,504

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	221

Statements of Changes in Net Assets (cont’d)

	AllianzGI Best Styles U.S. Equity		AllianzGI Convertible

	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$353,108	$1,682,940	$4,359,777	$6,304,664
Net realized gain (loss)	1,378,485	9,332,558	25,645,613	29,128,468
Net change in unrealized appreciation/depreciation	(5,912,735)	(10,400,300)	(89,386,844)	(10,656,584)

Net increase (decrease) in net assets resulting from investment operations	(4,181,142)	615,198	(59,381,454)	24,776,548
Distributions to Shareholders from:

Distributable earnings:
Class A	(347,801)	(82,774)	(3,314,315)	(8,353,498)
Class C	(13,304)	(11,259)	(2,225,302)	(6,532,887)
Class R	—	—	(6,456)	(13,215)
Class P	(117,495)	(109,529)	(9,146,440)	(15,008,660)
Institutional Class	(51,888)	(25,032)	(19,620,510)	(47,761,194)
Class R6	(10,480,298)	(18,027,043)	—	—
Administrative Class	—	—	(24,743)	(116,747)
Total distributions to shareholders	(11,010,786)	(18,255,637)	(34,337,766)	(77,786,201)
Fund Share Transactions:
Net proceeds from the sale of shares	4,081,376	12,130,113	424,947,895	279,386,457
Issued in reinvestment of distributions	11,010,786	18,255,434	33,000,188	74,563,876
Cost of shares redeemed	(21,222,244)	(61,548,625)	(166,630,717)	(195,695,315)
Net increase (decrease) from Fund share transactions	(6,130,082)	(31,163,078)	291,317,366	158,255,018
Total increase (decrease) in net assets	(21,322,010)	(48,803,517)	197,598,146	105,245,365
Net Assets:
Beginning of period	51,143,196	99,946,713	656,472,704	551,227,339
End of period	$29,821,186	$51,143,196	$854,070,850	$656,472,704

–	May reflect actual amounts rounding to less than $1.

222	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Core Bond		AllianzGI Core Plus Bond		AllianzGI Emerging Markets Consumer

Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019

$446,017	$952,052	$774,589	$1,325,823	$89,743	$516,779
1,339,874	1,630,170	1,977,339	1,971,692	(154,723)	(3,410,403)
(823,095)	652,594	(2,293,332)	1,027,232	(4,961,562)	1,901,550

962,796	3,234,816	458,596	4,324,747	(5,026,542)	(992,074)

—	—	—	—	(457)	(207)
—	—	—	—	—	—
—	—	—	—	—	—
(1,571)	(381)	(550)	(302)	—	—
(3,715)	(875)	(554)	(310)	(437,367)	(608,756)
(2,198,072)	(977,793)	(2,946,330)	(1,286,062)	—	—
—	—	—	—	—	—
(2,203,358)	(979,049)	(2,947,434)	(1,286,674)	(437,824)	(608,963)

16,502,635	1,641,578	524,333	15,168,884	302,568	21,253,333
2,203,358	979,049	2,947,434	1,286,674	388,159	442,815
(2,685,764)	(388,329)	(4,448,137)	(147,681)	(2,020,835)	(24,249,417)
16,020,229	2,232,298	(976,370)	16,307,877	(1,330,108)	(2,553,269)
14,779,667	4,488,065	(3,465,208)	19,345,950	(6,794,474)	(4,154,306)

33,864,552	29,376,487	59,441,256	40,095,306	39,247,647	43,401,953
$48,644,219	$33,864,552	$55,976,048	$59,441,256	$32,453,173	$39,247,647

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	223

Statements of Changes in Net Assets (cont’d)

	AllianzGI Emerging Markets Small-Cap		AllianzGI Emerging Markets SRI Debt

	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$36,579	$200,702	$359,269	$809,912
Net realized gain (loss)	140,441	123,303	(3,799)	382,697
Net change in unrealized appreciation/depreciation	(1,816,911)	(119,008)	(2,281,513)	638,542

Net increase (decrease) in net assets resulting from investment operations	(1,639,891)	204,997	(1,926,043)	1,831,151
Distributions to Shareholders from:

Distributable earnings:
Class A	(8,030)	(5,633)	(1,549)	(99)
Class C	—	—	(127)	(14)
Class R	—	—	—	—
Class P	—	—	(165)	(120)
Institutional Class	(282,337)	(528,395)	(298,128)	(138,538)
Class R6	—	—	—	—
Administrative Class	—	—	—	—

Return of Capital:
Class A	—	—	—	(4,479)
Class C	—	—	—	(390)
Class P	—	—	—	(425)
Institutional Class	—	—	—	(746,475)
Total distributions to shareholders	(290,367)	(534,028)	(299,969)	(890,540)
Fund Share Transactions:
Net proceeds from the sale of shares	267,280	466,679	6,208,607	1,554,735
Issued in reinvestment of distributions	290,367	534,028	299,785	890,026
Cost of shares redeemed	(1,056,082)	(2,906,507)	(1,845,057)	(1,623,619)
Net increase (decrease) from Fund share transactions	(498,435)	(1,905,800)	4,663,335	821,142
Total increase (decrease) in net assets	(2,428,693)	(2,234,831)	2,437,323	1,761,753
Net Assets:
Beginning of period	7,930,185	10,165,016	20,274,308	18,512,555
End of period	$5,501,492	$7,930,185	$22,711,631	$20,274,308

–	May reflect actual amounts rounding to less than $1.

224	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Value		AllianzGI Floating Rate Note		AllianzGI Global Allocation

Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019

$413,707	$3,602,184	$159,907	$366,387	$3,886,074	$6,742,411
(3,676,366)	(16,198,997)	(9,617)	(117,805)	9,948,274	18,854,482
(10,242,517)	8,838,136	(1,089,407)	220,115	(34,931,307)	(15,592,813)

(13,505,176)	(3,758,677)	(939,117)	468,697	(21,096,959)	10,004,080

(86,764)	(356,129)	—	—	(4,250,613)	(3,251,123)
(3,508)	(20,510)	—	—	(444,086)	(368,972)
—	—	—	—	(1,855)	(1,966)
(13,053)	(52,446)	(85)	(376)	(666,303)	(292,653)
(647,730)	(3,312,431)	(114,739)	(590,756)	(577,139)	(418,147)
—	—	—	—	(23,880,158)	(16,591,827)
—	—	—	—	(2,101)	(1,312)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(751,055)	(3,741,516)	(114,824)	(591,132)	(29,822,255)	(20,926,000)

19,030,816	38,354,932	1,722,726	849,209	29,721,092	63,845,365
749,853	3,737,331	114,824	591,132	28,633,930	20,228,963
(20,207,653)	(64,717,857)	(1,113,666)	(2,892,682)	(63,847,505)	(86,496,879)
(426,984)	(22,625,594)	723,884	(1,452,341)	(5,492,483)	(2,422,551)
(14,683,215)	(30,125,787)	(330,057)	(1,574,776)	(56,411,697)	(13,344,471)

108,133,565	138,259,352	13,672,397	15,247,173	317,163,587	330,508,058
$93,450,350	$108,133,565	$13,342,340	$13,672,397	$260,751,890	$317,163,587

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	225

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Dynamic Allocation		AllianzGI Global High Yield

	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$1,081,348	$4,015,735	$576,276	$1,104,928
Net realized gain (loss)	787,220	7,644,189	(198,222)	(42,733)
Net change in unrealized appreciation/depreciation	(11,384,597)	(11,768,448)	(3,139,301)	720,423

Net increase (decrease) in net assets resulting from investment operations	(9,516,029)	(108,524)	(2,761,247)	1,782,618
Distributions to Shareholders from:

Distributable earnings:
Class A	(178,698)	(93,517)	—	—
Class C	(63,940)	(17,748)	—	—
Class R	(10,836)	(3,802)	—	—
Class P	(4,691)	(573,450)	(134)	(689)
Institutional Class	(1,011,446)	(356,643)	(323,031)	(1,534,320)
Class R6	(11,995,496)	(8,485,926)	—	—
Administrative Class	(2,455)	(975)	—	—
Total distributions to shareholders	(13,267,562)	(9,532,061)	(323,165)	(1,535,009)
Fund Share Transactions:
Net proceeds from the sale of shares	11,325,079	24,174,501	4,538,776	534,849
Issued in reinvestment of distributions	13,265,491	9,531,384	323,165	1,535,009
Cost of shares redeemed	(44,313,800)	(95,879,882)	(187,848)	(428,150)
Net increase (decrease) from Fund share transactions	(19,723,230)	(62,173,997)	4,674,093	1,641,708
Total increase (decrease) in net assets	(42,506,821)	(71,814,582)	1,589,681	1,889,317
Net Assets:
Beginning of period	150,614,767	222,429,349	24,067,958	22,178,641
End of period	$108,107,946	$150,614,767	$25,657,639	$24,067,958

–	May reflect actual amounts rounding to less than $1.

*	Commencement of operations.

226	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Global Sustainability		AllianzGI Green Bond		AllianzGI High Yield Bond

Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Period from November 19, 2018* through September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019

$544,006	$292,314	$171,536	$104,455	$2,684,401	$7,365,238
(183,120)	2,621,055	711,089	257,000	(714,730)	(3,199,435)
(14,982,275)	(2,796,738)	(2,104,018)	281,141	(12,553,394)	1,720,441

(14,621,389)	116,631	(1,221,393)	642,596	(10,583,723)	5,886,244

(26,611)	(44,718)	(1,398)	(1,313)	(604,564)	(1,536,708)
—	—	—	—	(91,990)	(253,579)
—	—	—	—	(17,266)	(39,565)
(490,968)	(876,192)	(13,637)	(8,287)	(316,283)	(793,003)
(2,565,366)	(822,141)	(343,831)	(92,825)	(2,065,325)	(5,082,491)
—	—	—	—	—	—
—	—	—	—	(681)	(1,258)
(3,082,945)	(1,743,051)	(358,866)	(102,425)	(3,096,109)	(7,706,604)
145,316,786	17,557,245	34,041,221	1,449,854	20,399,948	28,252,863
145,316,786	17,557,245	34,041,221	1,449,854	20,399,948	28,252,863
3,082,945	1,743,051	358,849	102,301	3,009,039	7,411,305
(18,916,921)	(32,789,644)	(12,863,944)	(108,864)	(33,154,163)	(94,678,330)
129,482,810	(13,489,348)	21,536,126	1,443,291	(9,745,176)	(59,014,162)
111,778,476	(15,115,768)	19,955,867	1,983,462	(23,425,008)	(60,834,522)
25,097,557	40,213,325	6,983,462	5,000,000	121,988,330	182,822,852
25,097,557	40,213,325	6,983,462	5,000,000	121,988,330	182,822,852
$136,876,033	$25,097,557	$26,939,329	$6,983,462	$98,563,322	$121,988,330

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	227

Statements of Changes in Net Assets† (cont’d)

	AllianzGI International Small-Cap		AllianzGI Micro Cap

	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(1,435)	$1,369,256	$(94,895)	$(214,111)
Net realized gain (loss)	517,100	(397,025)	296,694	(529,216)
Net change in unrealized appreciation/depreciation	(14,242,607)	(19,390,703)	(3,069,856)	(4,667,859)

Net increase (decrease) in net assets resulting from investment operations	(13,726,942)	(18,418,472)	(2,868,057)	(5,411,186)
Distributions to Shareholders from:

Distributable earnings:
Class A	(67,732)	(825,408)	(14,595)	(411,226)
Class C	(1,250)	(220,455)	—	—
Class R	(19,727)	(167,366)	—	—
Class P	(223,775)	(4,463,787)	(3,423)	(271,612)
Institutional Class	(628,894)	(6,651,510)	(170,441)	(3,889,195)
Class R6	(690,384)	(4,068,417)	—	—
Total distributions to shareholders	(1,631,762)	(16,396,943)	(188,459)	(4,572,033)
Fund Share Transactions:
Net proceeds from the sale of shares	12,861,957	23,342,926	1,168,861	3,775,725
Issued in reinvestment of distributions	1,567,745	15,849,165	184,174	4,557,294
Cost of shares redeemed	(25,953,932)	(53,408,177)	(2,645,512)	(9,926,429)
Net increase (decrease) from Fund share transactions	(11,524,230)	(14,216,086)	(1,292,477)	(1,593,410)
Total increase (decrease) in net assets	(26,882,934)	(49,031,501)	(4,348,993)	(11,576,629)
Net Assets:
Beginning of period	95,680,470	144,711,971	17,134,279	28,710,908
End of period	$68,797,536	$95,680,470	$12,785,286	$17,134,279

–	May reflect actual amounts rounding to less than $1.

†

Consolidated Statement of Changes in Net Assets for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund.See Note 14.

228	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI PerformanceFee Managed Futures Strategy†		AllianzGI PerformanceFee Structured US Equity		AllianzGI PerformanceFee Structured US Fixed Income

Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019

$229,196	$640,725	$735,399	$1,898,984	$215,723	$726,103
(4,141,321)	1,134,370	(27,345,194)	531,378	(136,752)	67,983
701,549	(86,597)	(17,694,082)	2,179,668	(649,202)	2,003,781

(3,210,576)	1,688,498	(44,303,877)	4,610,030	(570,231)	2,797,867

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(647)	(81)	(931,615)	(5,757)	(5,634)	(786)
(33,299)	(4,473)	(2,329,516)	(2,775,165)	(79,007)	(8,218)
(2,258,487)	(305,782)	(449,085)	(2,828,770)	(643,282)	(1,142,377)
(2,292,433)	(310,336)	(3,710,216)	(5,609,692)	(727,923)	(1,151,381)

1,826,831	17,009,552	55,104,002	33,444,291	781,563	2,393,890
2,292,433	310,336	3,693,261	5,609,691	727,923	1,151,380
(2,965,041)	(1,446,013)	(61,727,443)	(6,517,994)	(20,900,224)	(741,983)
1,154,223	15,873,875	(2,930,180)	32,535,988	(19,390,738)	2,803,287
(4,348,786)	17,252,037	(50,944,273)	31,536,326	(20,688,892)	4,449,773

33,031,078	15,779,041	114,611,534	83,075,208	29,428,166	24,978,393
$28,682,292	$33,031,078	$63,667,261	$114,611,534	$8,739,274	$29,428,166

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	229

Statements of Changes in Net Assets (cont’d)

	AllianzGI Preferred Securities and Income		AllianzGI Short Duration High Income

	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$362,405	$690,870	$26,757,932	$42,380,614
Net realized gain (loss)	402,832	195,391	(14,383,151)	1,804,081
Net change in unrealized appreciation/depreciation	(3,865,020)	593,715	(156,736,341)	(9,183,277)

Net increase (decrease) in net assets resulting from investment operations	(3,099,783)	1,479,976	(144,361,560)	35,001,418
Distributions to Shareholders from:

Distributable earnings:
Class A	—	—	(3,307,947)	(7,162,693)
Class C	—	—	(2,502,583)	(5,575,310)
Class P	(534)	(506)	(17,471,275)	(25,427,233)
Institutional Class	(115,012)	(98,925)	(9,963,476)	(20,662,259)
Class R6	(717,553)	(637,469)	(996,160)	(2,447,475)
Total distributions to shareholders	(833,099)	(736,900)	(34,241,441)	(61,274,970)
Fund Share Transactions:
Net proceeds from the sale of shares	9,336,106	5,757,775	1,140,580,780	794,898,546
Issued in reinvestment of distributions	832,967	736,900	31,482,740	54,086,373
Cost of shares redeemed	(5,529,038)	(1,261,168)	(1,297,588,224)	(779,637,383)
Net increase (decrease) from Fund share transactions	4,640,035	5,233,507	(125,524,704)	69,347,536
Total increase (decrease) in net assets	707,153	5,976,583	(304,127,705)	43,073,984
Net Assets:
Beginning of period	17,691,619	11,715,036	1,182,188,228	1,139,114,244
End of period	$18,398,772	$17,691,619	$878,060,523	$1,182,188,228

–	May reflect actual amounts rounding to less than $1.

230	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Short Term Bond		AllianzGI Structured Return		AllianzGI U.S. Equity Hedged

Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019

$175,173	$223,256	$3,105,843	$8,847,282	$8,319	$16,753
80,247	35,302	(209,571,025)	(38,209,015)	89,906	155,868
(334,638)	152,784	(7,745,082)	47,285,750	(296,566)	(193,069)

(79,218)	411,342	(214,210,264)	17,924,017	(198,341)	(20,448)

(17,860)	(22,615)	(921,602)	(2,148,071)	(2,802)	(35,189)
—	—	(418,026)	(365,836)	(2)	(11,667)
(224)	(392)	(6,796,245)	(3,115,188)	(626)	(4,848)
(262,707)	(246,170)	(16,745,080)	(10,621,296)	(13,422)	(89,856)
—	—	(3,075,528)	(1,407,534)	—	—
(280,791)	(269,177)	(27,956,481)	(17,657,925)	(16,852)	(141,560)

12,226,048	9,047,192	176,046,625	319,452,174	199,537	333,608
280,791	269,177	27,391,104	17,258,570	16,852	141,560
(3,736,833)	(1,152,862)	(356,557,196)	(364,822,631)	(253,556)	(987,071)
8,770,006	8,163,507	(153,119,467)	(28,111,887)	(37,167)	(511,903)
8,409,997	8,305,672	(395,286,212)	(27,845,795)	(252,360)	(673,911)

13,490,125	5,184,453	646,238,537	674,084,332	2,254,237	2,928,148
$21,900,122	$13,490,125	$250,952,325	$646,238,537	$2,001,877	$2,254,237

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	231

Statements of Changes in Net Assets (cont’d)

	AllianzGI Ultra Micro Cap		AllianzGI Water

	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019
Decrease in Net Assets from:

Investment Operations:
Net investment income (loss)	$(92,326)	$(317,320)	$(229,392)	$4,818,285
Net realized gain (loss)	1,471,360	901,771	(2,407,031)	19,046,207
Net change in unrealized appreciation/depreciation	(3,183,784)	(7,708,809)	(66,187,543)	18,580,055

Net increase (decrease) in net assets resulting from investment operations	(1,804,750)	(7,124,358)	(68,823,966)	42,444,547
Distributions to Shareholders from:

Distributable earnings:
Class A	(532,780)	(1,694,585)	(5,630,824)	(5,249,498)
Class C	—	—	(1,775,781)	(1,910,913)
Class P	(217,195)	(1,123,484)	(6,754,853)	(7,916,135)
Institutional Class	(1,254,238)	(3,566,635)	(5,443,459)	(4,962,595)
Total distributions to shareholders	(2,004,213)	(6,384,704)	(19,604,917)	(20,039,141)
Fund Share Transactions:
Net proceeds from the sale of shares	704,727	2,558,153	108,539,491	131,364,152
Issued in reinvestment of distributions	2,001,219	6,379,652	15,915,920	15,949,272
Cost of shares redeemed	(5,836,338)	(12,781,712)	(96,299,518)	(222,350,140)
Net increase (decrease) from Fund share transactions	(3,130,392)	(3,843,907)	28,155,893	(75,036,716)
Total decrease in net assets	(6,939,355)	(17,352,969)	(60,272,990)	(52,631,310)
Net Assets:
Beginning of period	16,449,091	33,802,060	610,559,053	663,190,363
End of period	$9,509,736	$16,449,091	$550,286,063	$610,559,053

—	May reflect actual amounts rounding to less than $1.

232	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	233

Financial Highlights

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
3/31/2020†	$19.61	$0.68	$(1.28)	$(0.60)	$(0.87)	$(1.96)
9/30/2019	20.30	0.37	0.15	0.52	(0.47)	(0.74)
9/30/2018	20.42	0.38	0.15	0.53	(0.65)	—
9/30/2017	19.20	0.20	1.48	1.68	(0.46)	—
9/30/2016	18.09	0.46	1.23	1.69	(0.58)	—
12/1/2014 - 9/30/2015#	19.72	0.46	(1.45)	(0.99)	(0.56)	(0.08)
11/30/2014	19.32	0.41	0.37	0.78	(0.38)	—
Class C
3/31/2020†	$19.58	$0.56	$(1.23)	$(0.67)	$(0.81)	$(1.96)
9/30/2019	20.16	0.19	0.19	0.38	(0.22)	(0.74)
9/30/2018	20.27	0.16	0.21	0.37	(0.48)	—
9/30/2017	19.10	0.05	1.50	1.55	(0.38)	—
9/30/2016	18.02	0.31	1.22	1.53	(0.45)	—
12/1/2014 - 9/30/2015#	19.60	0.36	(1.47)	(1.11)	(0.39)	(0.08)
11/30/2014	19.16	0.27	0.35	0.62	(0.18)	—
Class R
3/31/2020†	$19.12	$0.52	$(1.13)	$(0.61)	$(0.75)	$(1.96)
9/30/2019	19.97	0.72	(0.36)	0.36	(0.47)	(0.74)
9/30/2018	20.09	0.26	0.19	0.45	(0.57)	—
9/30/2017	19.21	0.32	0.94	1.26	(0.38)	—
9/30/2016	18.10	0.40	1.22	1.62	(0.51)	—
12/1/2014 - 9/30/2015#	19.70	0.39	(1.43)	(1.04)	(0.48)	(0.08)
11/30/2014	19.27	0.35	0.36	0.71	(0.28)	—
Class P
3/31/2020†	$19.73	$0.55	$(1.13)	$(0.58)	$(0.85)	$(1.96)
9/30/2019	20.51	0.45	0.10	0.55	(0.59)	(0.74)
9/30/2018	20.62	0.39	0.20	0.59	(0.70)	—
9/30/2017	19.41	0.28	1.48	1.76	(0.55)	—
9/30/2016	18.34	0.52	1.24	1.76	(0.69)	—
12/1/2014 - 9/30/2015#	19.98	0.46	(1.42)	(0.96)	(0.60)	(0.08)
11/30/2014	19.53	0.47	0.38	0.85	(0.40)	—
Class R6
3/31/2020†	$19.78	$0.61	$(1.17)	$(0.56)	$(0.96)	$(1.96)
9/30/2019	20.55	0.48	0.10	0.58	(0.61)	(0.74)
9/30/2018	20.66	0.41	0.20	0.61	(0.72)	—
9/30/2017	19.43	0.26	1.53	1.79	(0.56)	—
9/30/2016	18.37	0.54	1.23	1.77	(0.71)	—
12/1/2014 - 9/30/2015#	20.01	0.51	(1.45)	(0.94)	(0.62)	(0.08)
11/30/2014	19.57	0.51	0.35	0.86	(0.42)	—
Administrative Class
3/31/2020†	$19.67	$0.57	$(1.18)	$(0.61)	$(0.69)	$(1.96)
9/30/2019	20.44	0.68	(0.18)	0.50	(0.53)	(0.74)
9/30/2018	20.56	0.33	0.21	0.54	(0.66)	—
9/30/2017	19.28	0.24	1.47	1.71	(0.43)	—
9/30/2016	18.22	0.51	1.18	1.69	(0.63)	—
12/1/2014 - 9/30/2015#	19.84	0.87	(1.86)	(0.99)	(0.55)	(0.08)
11/30/2014	19.42	0.43	0.36	0.79	(0.37)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.

234	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(2.83)	$16.18	(4.22)%	$2,330	0.37	%(d)	0.60	%(d)	7.19	%(d)	40%
(1.21)	19.61	3.19	3,687	0.39		0.60		1.94		28
(0.65)	20.30	2.56	4,002	0.36		0.60		1.84		24
(0.46)	20.42	9.02	13,645	0.36		0.60		1.04		143
(0.58)	19.20	9.57	12,715	0.48		0.60		2.51		106
(0.64)	18.09	(5.13)	30,401	0.47	(d)(e)	0.62	(d)(e)	2.93	(d)(e)	144
(0.38)	19.72	4.11	34,624	0.42		0.60		2.08		89

$(2.77)	$16.14	(4.59)%	$297	1.12	%(d)	1.35	%(d)	6.00	%(d)	40%
(0.96)	19.58	2.37	547	1.14		1.35		0.98		28
(0.48)	20.16	1.79	423	1.11		1.35		0.79		24
(0.38)	20.27	8.31	454	1.11		1.35		0.28		143
(0.45)	19.10	8.68	408	1.23		1.35		1.71		106
(0.47)	18.02	(5.72)	327	1.22	(d)(e)	1.37	(d)(e)	2.28	(d)(e)	144
(0.18)	19.60	3.29	468	1.17		1.35		1.39		89

$(2.71)	$15.80	(4.37)%	$10	0.72	%(d)	0.84	%(d)	5.76	%(d)	40%
(1.21)	19.12	2.42	10	0.74		0.85		3.84		28
(0.57)	19.97	2.21	86	0.71		0.85		1.29		24
(0.38)	20.09	6.70	43	0.71		0.86		1.71		143
(0.51)	19.21	9.12	649	0.83		0.85		2.18		106
(0.56)	18.10	(5.39)	1,043	0.82	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	144
(0.28)	19.70	3.72	1,008	0.77		0.85		1.81		89

$(2.81)	$16.34	(4.07)%	$1,164	0.07	%(d)	0.20	%(d)	5.85	%(d)	40%
(1.33)	19.73	3.41	2,394	0.09		0.20		2.33		28
(0.70)	20.51	2.87	12,932	0.06		0.20		1.92		24
(0.55)	20.62	9.37	20,137	0.06		0.20		1.42		143
(0.69)	19.41	9.88	25,879	0.18		0.20		2.82		106
(0.68)	18.34	(4.89)	21,193	0.17	(d)(e)	0.22	(d)(e)	2.91	(d)(e)	144
(0.40)	19.98	4.43	12,665	0.12		0.20		2.38		89

$(2.92)	$16.30	(4.05)%	$7,516	—	%(d)(f)	0.10	%(d)	6.49	%(d)	40%
(1.35)	19.78	3.55	11,215	—	(f)	0.10		2.48		28
(0.72)	20.55	2.95	16,796	—	(f)	0.10		2.00		24
(0.56)	20.66	9.54	17,943	—	(f)	0.10		1.31		143
(0.71)	19.43	9.94	13,274	0.08		0.10		2.93		106
(0.70)	18.37	(4.82)	11,847	0.07	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	144
(0.42)	20.01	4.48	5,574	0.02		0.10		2.59		89

$(2.65)	$16.41	(4.17)%	$34	0.32	%(d)	0.45	%(d)	6.12	%(d)	40%
(1.27)	19.67	3.13	30	0.34		0.45		3.51		28
(0.66)	20.44	2.61	521	0.31		0.45		1.61		24
(0.43)	20.56	9.10	665	0.31		0.45		1.22		143
(0.63)	19.28	9.55	377	0.43		0.45		2.76		106
(0.63)	18.22	(5.09)	1,747	0.41	(d)(e)	0.46	(d)(e)	5.41	(d)(e)	144
(0.37)	19.84	4.15	7,974	0.37		0.45		2.19		89

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	235

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
3/31/2020†	$17.40	$0.55	$(1.34)	$(0.79)	$(0.81)	$(2.14)
9/30/2019	18.50	0.31	(0.23)	0.08	(0.41)	(0.77)
9/30/2018	18.54	0.27	0.52	0.79	(0.61)	(0.22)
9/30/2017	16.95	0.10	1.81	1.91	(0.31)	(0.01)
9/30/2016	15.89	0.40	1.16	1.56	(0.50)	—
12/1/2014 - 9/30/2015#	17.30	0.41	(1.31)	(0.90)	(0.50)	(0.01)
11/30/2014	16.92	0.37	0.33	0.70	(0.32)	—
Class R
3/31/2020†	$17.26	$0.50	$(1.32)	$(0.82)	$(0.75)	$(2.14)
9/30/2019	18.36	0.25	(0.22)	0.03	(0.36)	(0.77)
9/30/2018	18.35	0.18	0.54	0.72	(0.49)	(0.22)
9/30/2017	16.89	0.14	1.69	1.83	(0.36)	(0.01)
9/30/2016	15.83	0.34	1.16	1.50	(0.44)	—
12/1/2014 - 9/30/2015#	17.21	0.34	(1.29)	(0.95)	(0.42)	(0.01)
11/30/2014	16.84	0.32	0.32	0.64	(0.27)	—
Class P
3/31/2020†	$17.38	$0.36	$(1.14)	$(0.78)	$(0.76)	$(2.14)
9/30/2019	18.51	0.39	(0.27)	0.12	(0.48)	(0.77)
9/30/2018	18.54	0.34	0.52	0.86	(0.67)	(0.22)
9/30/2017	17.05	0.16	1.80	1.96	(0.46)	(0.01)
9/30/2016	16.01	0.44	1.19	1.63	(0.59)	—
12/1/2014 - 9/30/2015#	17.43	0.38	(1.24)	(0.86)	(0.55)	(0.01)
11/30/2014	17.02	0.40	0.35	0.75	(0.34)	—
Class R6
3/31/2020†	$17.44	$0.57	$(1.33)	$(0.76)	$(0.87)	$(2.14)
9/30/2019	18.55	0.41	(0.27)	0.14	(0.48)	(0.77)
9/30/2018	18.57	0.35	0.52	0.87	(0.67)	(0.22)
9/30/2017	17.07	0.15	1.83	1.98	(0.47)	(0.01)
9/30/2016	16.03	0.45	1.19	1.64	(0.60)	—
12/1/2014 - 9/30/2015#	17.45	0.45	(1.30)	(0.85)	(0.56)	(0.01)
11/30/2014	17.04	0.44	0.33	0.77	(0.36)	—
Administrative Class
3/31/2020†	$17.46	$0.53	$(1.32)	$(0.79)	$(0.80)	$(2.14)
9/30/2019	18.57	0.36	(0.27)	0.09	(0.43)	(0.77)
9/30/2018	18.55	0.28	0.52	0.80	(0.56)	(0.22)
9/30/2017	17.00	0.11	1.81	1.92	(0.36)	(0.01)
9/30/2016	15.96	0.41	1.17	1.58	(0.54)	—
12/1/2014 - 9/30/2015#	17.37	1.16	(2.06)	(0.90)	(0.50)	(0.01)
11/30/2014	16.98	0.38	0.33	0.71	(0.32)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.

236	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(2.95)	$13.66	(6.51)%	$4,568	0.31	%(d)	0.60	%(d)	6.73	%(d)	16%
(1.18)	17.40	1.13	5,738	0.35		0.60		1.78		24
(0.83)	18.50	4.30	6,444	0.32		0.60		1.48		19
(0.32)	18.54	11.55	7,843	0.32		0.60		0.56		129
(0.50)	16.95	10.02	6,663	0.48		0.60		2.48		115
(0.51)	15.89	(5.28)	26,916	0.45	(d)(e)	0.62	(d)(e)	2.98	(d)(e)	147
(0.32)	17.30	4.22	31,358	0.41		0.60		2.16		93

$(2.89)	$13.55	(6.71)%	$182	0.66	%(d)	0.85	%(d)	6.16	%(d)	16%
(1.13)	17.26	0.80	222	0.70		0.85		1.45		24
(0.71)	18.36	3.94	237	0.67		0.85		1.01		19
(0.37)	18.35	11.11	219	0.67		0.86		0.79		129
(0.44)	16.89	9.67	835	0.83		0.85		2.08		115
(0.43)	15.83	(5.59)	1,066	0.80	(d)(e)	0.87	(d)(e)	2.43	(d)(e)	147
(0.27)	17.21	3.83	1,004	0.76		0.85		1.89		93

$(2.90)	$13.70	(6.41)%	$1,369	0.01	%(d)	0.20	%(d)	4.28	%(d)	16%
(1.25)	17.38	1.37	5,113	0.05		0.20		2.26		24
(0.89)	18.51	4.65	22,387	0.02		0.20		1.85		19
(0.47)	18.54	11.85	36,000	0.02		0.20		0.92		129
(0.59)	17.05	10.43	34,729	0.18		0.20		2.70		115
(0.56)	16.01	(5.04)	29,233	0.15	(d)(e)	0.22	(d)(e)	2.71	(d)(e)	147
(0.34)	17.43	4.49	13,866	0.11		0.20		2.32		93

$(3.01)	$13.67	(6.32)%	$10,196	—	%(d)(f)	0.10	%(d)	6.94	%(d)	16%
(1.25)	17.44	1.52	13,742	—	(f)	0.10		2.41		24
(0.89)	18.55	4.73	21,599	—	(f)	0.10		1.89		19
(0.48)	18.57	11.97	20,971	—	(f)	0.10		0.87		129
(0.60)	17.07	10.55	12,439	0.08		0.10		2.78		115
(0.57)	16.03	(4.97)	10,047	0.05	(d)(e)	0.12	(d)(e)	3.25	(d)(e)	147
(0.36)	17.45	4.60	6,745	0.01		0.10		2.54		93

$(2.94)	$13.73	(6.45)%	$145	0.26	%(d)	0.45	%(d)	6.51	%(d)	16%
(1.20)	17.46	1.16	148	0.30		0.45		2.12		24
(0.78)	18.57	4.34	192	0.27		0.45		1.48		19
(0.37)	18.55	11.57	740	0.27		0.45		0.61		129
(0.54)	17.00	10.12	585	0.43		0.45		2.56		115
(0.51)	15.96	(5.26)	1,165	0.39	(d)(e)	0.46	(d)(e)	8.16	(d)(e)	147
(0.32)	17.37	4.26	12,135	0.36		0.45		2.23		93

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	237

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
3/31/2020†	$20.82	$0.69	$(1.88)	$(1.19)	$(1.05)	$(2.46)
9/30/2019	22.47	0.39	(0.60)	(0.21)	(0.47)	(0.97)
9/30/2018	22.48	0.35	0.85	1.20	(0.89)	(0.32)
9/30/2017	20.14	0.07	2.70	2.77	(0.35)	(0.08)
9/30/2016	18.84	0.44	1.39	1.83	(0.53)	—
12/1/2014 - 9/30/2015#	21.05	0.50	(1.75)	(1.25)	(0.69)	(0.27)
11/30/2014	20.66	0.48	0.38	0.86	(0.47)	—
Class C
3/31/2020†	$20.56	$0.58	$(1.84)	$(1.26)	$(0.89)	$(2.46)
9/30/2019	22.15	0.21	(0.56)	(0.35)	(0.27)	(0.97)
9/30/2018	22.17	0.15	0.87	1.02	(0.72)	(0.32)
9/30/2017	19.96	(0.09)	2.66	2.57	(0.28)	(0.08)
9/30/2016	18.70	0.27	1.41	1.68	(0.42)	—
12/1/2014 - 9/30/2015#	20.83	0.36	(1.72)	(1.36)	(0.50)	(0.27)
11/30/2014	20.42	0.33	0.36	0.69	(0.28)	—
Class R
3/31/2020†	$20.80	$0.60	$(1.84)	$(1.24)	$(0.89)	$(2.46)
9/30/2019	22.41	0.54	(0.82)	(0.28)	(0.36)	(0.97)
9/30/2018	22.35	0.30	0.81	1.11	(0.73)	(0.32)
9/30/2017	20.11	0.15	2.54	2.69	(0.37)	(0.08)
9/30/2016	18.89	0.36	1.40	1.76	(0.54)	—
12/1/2014 - 9/30/2015#	21.07	0.42	(1.72)	(1.30)	(0.61)	(0.27)
11/30/2014	20.65	0.41	0.37	0.78	(0.36)	—
Class P
3/31/2020†	$21.05	$0.48	$(1.66)	$(1.18)	$(1.05)	$(2.46)
9/30/2019	22.73	0.46	(0.62)	(0.16)	(0.55)	(0.97)
9/30/2018	22.72	0.43	0.85	1.28	(0.95)	(0.32)
9/30/2017	20.43	0.15	2.71	2.86	(0.49)	(0.08)
9/30/2016	19.14	0.48	1.44	1.92	(0.63)	—
12/1/2014 - 9/30/2015#	21.37	0.47	(1.69)	(1.22)	(0.74)	(0.27)
11/30/2014	20.93	0.51	0.43	0.94	(0.50)	—
Class R6
3/31/2020†	$21.15	$0.69	$(1.85)	$(1.16)	$(1.13)	$(2.46)
9/30/2019	22.81	0.48	(0.62)	(0.14)	(0.55)	(0.97)
9/30/2018	22.78	0.44	0.87	1.31	(0.96)	(0.32)
9/30/2017	20.48	0.15	2.73	2.88	(0.50)	(0.08)
9/30/2016	19.19	0.50	1.44	1.94	(0.65)	—
12/1/2014 - 9/30/2015#	21.42	0.54	(1.74)	(1.20)	(0.76)	(0.27)
11/30/2014	20.98	0.59	0.36	0.95	(0.51)	—
Administrative Class
3/31/2020†	$21.08	$0.66	$(1.86)	$(1.20)	$(1.04)	$(2.46)
9/30/2019	22.76	0.64	(0.85)	(0.21)	(0.50)	(0.97)
9/30/2018	22.66	0.33	0.90	1.23	(0.81)	(0.32)
9/30/2017	20.34	0.09	2.72	2.81	(0.41)	(0.08)
9/30/2016	19.06	0.45	1.41	1.86	(0.58)	—
12/1/2014 - 9/30/2015#	21.28	1.21	(2.47)	(1.26)	(0.69)	(0.27)
11/30/2014	20.87	0.50	0.38	0.88	(0.47)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.

238	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(3.51)	$16.12	(8.04)%	$4,652	0.29	%(d)	0.60	%(d)	7.10	%(d)	24%
(1.44)	20.82	(0.19)	5,706	0.34		0.60		1.90		21
(1.21)	22.47	5.40	6,521	0.32		0.60		1.58		16
(0.43)	22.48	14.04	9,633	0.33		0.60		0.32		125
(0.53)	20.14	9.91	7,473	0.47		0.60		2.26		105
(0.96)	18.84	(6.16)	22,695	0.42	(d)(e)	0.62	(d)(e)	3.01	(d)(e)	147
(0.47)	21.05	4.26	25,487	0.39		0.60		2.28		93

$(3.35)	$15.95	(8.37)%	$518	1.04	%(d)	1.35	%(d)	5.97	%(d)	24%
(1.24)	20.56	(0.95)	602	1.09		1.35		1.04		21
(1.04)	22.15	4.64	865	1.07		1.35		0.69		16
(0.36)	22.17	13.11	790	1.08		1.35		(0.42)		125
(0.42)	19.96	9.11	696	1.22		1.35		1.44		105
(0.77)	18.70	(6.72)	608	1.17	(d)(e)	1.37	(d)(e)	2.19	(d)(e)	147
(0.28)	20.83	3.43	680	1.14		1.35		1.59		93

$(3.35)	$16.21	(8.17)%	$78	0.64	%(d)	0.85	%(d)	6.18	%(d)	24%
(1.33)	20.80	(0.60)	78	0.69		0.85		2.62		21
(1.05)	22.41	5.03	295	0.67		0.85		1.36		16
(0.45)	22.35	13.64	500	0.68		0.86		0.73		125
(0.54)	20.11	9.48	2,295	0.82		0.85		1.87		105
(0.88)	18.89	(6.38)	1,445	0.77	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	147
(0.36)	21.07	3.85	1,420	0.74		0.85		1.94		93

$(3.51)	$16.36	(7.88)%	$1,742	—	%(d)(f)	0.20	%(d)	4.72	%(d)	24%
(1.52)	21.05	0.09	8,489	0.04		0.20		2.22		21
(1.27)	22.73	5.72	27,035	0.02		0.20		1.88		16
(0.57)	22.72	14.34	36,184	0.03		0.20		0.70		125
(0.63)	20.43	10.25	33,628	0.17		0.20		2.49		105
(1.01)	19.14	(5.91)	28,597	0.12	(d)(e)	0.22	(d)(e)	2.80	(d)(e)	147
(0.50)	21.37	4.58	17,741	0.09		0.20		2.42		93

$(3.59)	$16.40	(7.82)%	$15,423	—	%(d)(f)	0.10	%(d)	6.98	%(d)	24%
(1.52)	21.15	0.20	20,340	—	(f)	0.10		2.28		21
(1.28)	22.81	5.83	25,140	—	(f)	0.10		1.92		16
(0.58)	22.78	14.44	24,904	—	(f)	0.10		0.69		125
(0.65)	20.48	10.34	16,758	0.07		0.10		2.54		105
(1.03)	19.19	(5.81)	12,883	0.02	(d)(e)	0.12	(d)(e)	3.19	(d)(e)	147
(0.51)	21.42	4.63	8,752	—	(f)	0.10		2.79		93

$(3.50)	$16.38	(7.97)%	$151	0.24	%(d)	0.45	%(d)	6.70	%(d)	24%
(1.47)	21.08	(0.18)	160	0.29		0.45		3.04		21
(1.13)	22.76	5.48	486	0.27		0.45		1.44		16
(0.49)	22.66	14.09	1,392	0.28		0.45		0.44		125
(0.58)	20.34	9.96	1,250	0.42		0.45		2.33		105
(0.96)	19.06	(6.11)	1,817	0.36	(d)(e)	0.46	(d)(e)	7.07	(d)(e)	147
(0.47)	21.28	4.29	9,586	0.34		0.45		2.37		93

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	239

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
3/31/2020†	$17.90	$0.49	$(1.74)	$(1.25)	$(0.69)	$(1.84)
9/30/2019	20.10	0.35	(0.78)	(0.43)	(0.48)	(1.29)
9/30/2018	20.05	0.36	0.88	1.24	(0.94)	(0.25)
9/30/2017	17.69	0.12	2.67	2.79	(0.34)	(0.09)
9/30/2016	16.52	0.28	1.32	1.60	(0.43)	—
12/1/2014 - 9/30/2015#	18.49	0.43	(1.58)	(1.15)	(0.61)	(0.21)
11/30/2014	18.09	0.41	0.39	0.80	(0.40)	—
Class R
3/31/2020†	$17.79	$0.43	$(1.70)	$(1.27)	$(0.63)	$(1.84)
9/30/2019	19.99	0.51	(1.00)	(0.49)	(0.42)	(1.29)
9/30/2018	19.92	0.28	0.88	1.16	(0.84)	(0.25)
9/30/2017	17.62	0.17	2.55	2.72	(0.33)	(0.09)
9/30/2016	16.48	0.22	1.31	1.53	(0.39)	—
12/1/2014 - 9/30/2015#	18.43	0.30	(1.50)	(1.20)	(0.54)	(0.21)
11/30/2014	18.00	0.35	0.38	0.73	(0.30)	—
Class P
3/31/2020†	$17.99	$0.26	$(1.51)	$(1.25)	$(0.52)	$(1.84)
9/30/2019	20.22	0.41	(0.79)	(0.38)	(0.56)	(1.29)
9/30/2018	20.16	0.45	0.86	1.31	(1.00)	(0.25)
9/30/2017	17.82	0.17	2.70	2.87	(0.44)	(0.09)
9/30/2016	16.67	0.33	1.33	1.66	(0.51)	—
12/1/2014 - 9/30/2015#	18.65	0.38	(1.50)	(1.12)	(0.65)	(0.21)
11/30/2014	18.20	0.43	0.43	0.86	(0.41)	—
Class R6
3/31/2020†	$18.02	$0.51	$(1.73)	$(1.22)	$(0.77)	$(1.84)
9/30/2019	20.26	0.40	(0.77)	(0.37)	(0.58)	(1.29)
9/30/2018	20.20	0.44	0.89	1.33	(1.02)	(0.25)
9/30/2017	17.86	0.16	2.73	2.89	(0.46)	(0.09)
9/30/2016	16.70	0.33	1.35	1.68	(0.52)	—
12/1/2014 - 9/30/2015#	18.68	0.48	(1.58)	(1.10)	(0.67)	(0.21)
11/30/2014	18.23	0.49	0.38	0.87	(0.42)	—
Administrative Class
3/31/2020†	$18.04	$0.50	$(1.75)	$(1.25)	$(0.70)	$(1.84)
9/30/2019	20.27	0.52	(0.94)	(0.42)	(0.52)	(1.29)
9/30/2018	20.11	0.26	0.98	1.24	(0.83)	(0.25)
9/30/2017	17.77	0.11	2.70	2.81	(0.38)	(0.09)
9/30/2016	16.60	0.29	1.33	1.62	(0.45)	—
12/1/2014 - 9/30/2015#	18.58	1.63	(2.79)	(1.16)	(0.61)	(0.21)
11/30/2014	18.15	0.43	0.39	0.82	(0.39)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.

240	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(2.53)	$14.12	(9.16)%	$4,212	0.32	%(d)	0.60	%(d)	5.68	%(d)	33%
(1.77)	17.90	(1.06)	5,083	0.41		0.60		1.95		36
(1.19)	20.10	6.27	6,258	0.39		0.60		1.81		19
(0.43)	20.05	16.14	8,683	0.40		0.60		0.66		122
(0.43)	17.69	9.83	9,173	0.50		0.60		1.66		97
(0.82)	16.52	(6.46)	19,205	0.41	(d)(e)	0.61	(d)(e)	2.93	(d)(e)	138
(0.40)	18.49	4.49	20,351	0.39		0.60		2.27		90

$(2.47)	$14.05	(9.30)%	$247	0.67	%(d)	0.85	%(d)	5.11	%(d)	33%
(1.71)	17.79	(1.41)	266	0.76		0.85		2.83		36
(1.09)	19.99	5.92	614	0.74		0.85		1.44		19
(0.42)	19.92	15.74	672	0.75		0.86		0.92		122
(0.39)	17.62	9.45	1,575	0.85		0.85		1.30		97
(0.75)	16.48	(6.76)	1,600	0.76	(d)(e)	0.87	(d)(e)	2.07	(d)(e)	138
(0.30)	18.43	4.14	1,089	0.74		0.85		1.93		90

$(2.36)	$14.38	(9.00)%	$1,097	0.02	%(d)	0.20	%(d)	2.88	%(d)	33%
(1.85)	17.99	(0.74)	6,103	0.11		0.20		2.31		36
(1.25)	20.22	6.59	20,108	0.09		0.20		2.24		19
(0.53)	20.16	16.52	32,371	0.10		0.20		0.93		122
(0.51)	17.82	10.13	29,994	0.20		0.20		1.96		97
(0.86)	16.67	(6.23)	26,729	0.11	(d)(e)	0.21	(d)(e)	2.58	(d)(e)	138
(0.41)	18.65	4.84	14,105	0.09		0.20		2.32		90

$(2.61)	$14.19	(8.99)%	$12,987	—	%(d)(f)	0.10	%(d)	5.89	%(d)	33%
(1.87)	18.02	(0.65)	15,938	0.01		0.10		2.21		36
(1.27)	20.26	6.68	17,113	—	(f)	0.10		2.21		19
(0.55)	20.20	16.61	15,879	—	(f)	0.10		0.86		122
(0.52)	17.86	10.29	9,265	0.10		0.10		1.94		97
(0.88)	16.70	(6.15)	6,172	—	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	138
(0.42)	18.68	4.89	6,587	—	(f)	0.10		2.66		90

$(2.54)	$14.25	(9.14)%	$127	0.27	%(d)	0.45	%(d)	5.79	%(d)	33%
(1.81)	18.04	(0.97)	166	0.36		0.45		2.86		36
(1.08)	20.27	6.28	361	0.34		0.45		1.31		19
(0.47)	20.11	16.22	884	0.35		0.45		0.57		122
(0.45)	17.77	9.93	639	0.45		0.45		1.74		97
(0.82)	16.60	(6.50)	719	0.35	(d)(e)	0.46	(d)(e)	10.75	(d)(e)	138
(0.39)	18.58	4.60	11,550	0.34		0.45		2.33		90

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	241

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
3/31/2020†	$20.98	$0.52	$(2.47)	$(1.95)	$(0.59)	$(1.98)
9/30/2019	23.35	0.45	(1.07)	(0.62)	(0.55)	(1.20)
9/30/2018	23.24	0.49	1.06	1.55	(1.23)	(0.21)
9/30/2017	20.51	0.12	3.35	3.47	(0.37)	(0.37)
9/30/2016	19.04	0.27	1.61	1.88	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.91	0.49	(1.94)	(1.45)	(0.83)	(0.59)
11/30/2014	21.45	0.48	0.50	0.98	(0.51)	(0.01)
Class C
3/31/2020†	$20.93	$0.41	$(2.43)	$(2.02)	$(0.55)	$(1.98)
9/30/2019	23.06	0.11	(0.84)	(0.73)	(0.20)	(1.20)
9/30/2018	22.97	0.33	1.03	1.36	(1.06)	(0.21)
9/30/2017	20.36	0.01	3.26	3.27	(0.29)	(0.37)
9/30/2016	18.94	0.19	1.54	1.73	(0.28)	(0.03)
12/1/2014 - 9/30/2015#	21.68	0.38	(1.94)	(1.56)	(0.59)	(0.59)
11/30/2014	21.21	0.33	0.48	0.81	(0.33)	(0.01)
Class R
3/31/2020†	$20.79	$0.49	$(2.46)	$(1.97)	$(0.55)	$(1.98)
9/30/2019	23.14	0.37	(1.06)	(0.69)	(0.46)	(1.20)
9/30/2018	22.94	0.50	0.95	1.45	(1.04)	(0.21)
9/30/2017	20.37	0.33	3.01	3.34	(0.40)	(0.37)
9/30/2016	18.97	0.18	1.63	1.81	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.80	0.42	(1.91)	(1.49)	(0.75)	(0.59)
11/30/2014	21.31	0.41	0.49	0.90	(0.40)	(0.01)
Class P
3/31/2020†	$21.06	$0.28	$(2.24)	$(1.96)	$(0.38)	$(1.98)
9/30/2019	23.49	0.50	(1.08)	(0.58)	(0.65)	(1.20)
9/30/2018	23.36	0.58	1.05	1.63	(1.29)	(0.21)
9/30/2017	20.70	0.23	3.32	3.55	(0.52)	(0.37)
9/30/2016	19.26	0.32	1.65	1.97	(0.50)	(0.03)
12/1/2014 - 9/30/2015#	22.15	0.46	(1.87)	(1.41)	(0.89)	(0.59)
11/30/2014	21.63	0.50	0.56	1.06	(0.53)	(0.01)
Class R6
3/31/2020†	$21.11	$0.54	$(2.45)	$(1.91)	$(0.70)	$(1.98)
9/30/2019	23.55	0.47	(1.03)	(0.56)	(0.68)	(1.20)
9/30/2018	23.42	0.55	1.10	1.65	(1.31)	(0.21)
9/30/2017	20.75	0.21	3.37	3.58	(0.54)	(0.37)
9/30/2016	19.30	0.33	1.66	1.99	(0.51)	(0.03)
12/1/2014 - 9/30/2015#	22.19	0.53	(1.92)	(1.39)	(0.91)	(0.59)
11/30/2014	21.66	0.61	0.47	1.08	(0.54)	(0.01)
Administrative Class
3/31/2020†	$20.92	$0.50	$(2.47)	$(1.97)	$(0.48)	$(1.98)
9/30/2019	23.35	0.90	(1.53)	(0.63)	(0.60)	(1.20)
9/30/2018	23.24	0.42	1.14	1.56	(1.24)	(0.21)
9/30/2017	20.57	0.16	3.32	3.48	(0.44)	(0.37)
9/30/2016	19.14	0.31	1.60	1.91	(0.45)	(0.03)
12/1/2014 - 9/30/2015#	22.02	1.71	(3.16)	(1.45)	(0.84)	(0.59)
11/30/2014	21.53	0.50	0.49	0.99	(0.49)	(0.01)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.

242	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(2.57)	$16.46	(11.54)%	$1,792	0.36	%(d)	0.60	%(d)	5.09	%(d)	36%
(1.75)	20.98	(1.66)	2,171	0.46		0.60		2.16		40
(1.44)	23.35	6.78	3,797	0.44		0.60		2.10		18
(0.74)	23.24	17.46	6,480	0.46		0.60		0.57		103
(0.41)	20.51	9.99	4,106	0.51		0.60		1.36		101
(1.42)	19.04	(6.99)	13,551	0.37	(d)(e)	0.60	(d)(e)	2.87	(d)(e)	143
(0.52)	21.91	4.65	16,631	0.38		0.60		2.22		84

$(2.53)	$16.38	(11.88)%	$150	1.11	%(d)	1.35	%(d)	4.11	%(d)	36%
(1.40)	20.93	(2.41)	163	1.21		1.35		0.54		40
(1.27)	23.06	6.00	110	1.19		1.35		1.42		18
(0.66)	22.97	16.53	139	1.21		1.36		0.03		103
(0.31)	20.36	9.20	126	1.26		1.35		0.99		101
(1.18)	18.94	(7.54)	202	1.12	(d)(e)	1.35	(d)(e)	2.22	(d)(e)	143
(0.34)	21.68	3.90	269	1.13		1.35		1.51		84

$(2.53)	$16.29	(11.72)%	$86	0.71	%(d)	0.85	%(d)	4.80	%(d)	36%
(1.66)	20.79	(2.02)	167	0.81		0.85		1.80		40
(1.25)	23.14	6.42	237	0.79		0.85		2.16		18
(0.77)	22.94	16.98	416	0.81		0.86		1.55		103
(0.41)	20.37	9.64	1,648	0.86		0.86		0.94		101
(1.34)	18.97	(7.22)	1,272	0.72	(d)(e)	0.85	(d)(e)	2.48	(d)(e)	143
(0.41)	21.80	4.31	1,343	0.73		0.85		1.88		84

$(2.36)	$16.74	(11.37)%	$434	0.06	%(d)	0.20	%(d)	2.70	%(d)	36%
(1.85)	21.06	(1.39)	6,115	0.16		0.20		2.38		40
(1.50)	23.49	7.11	17,742	0.14		0.20		2.47		18
(0.89)	23.36	17.83	24,077	0.16		0.21		1.06		103
(0.53)	20.70	10.36	20,628	0.21		0.21		1.61		101
(1.48)	19.26	(6.76)	16,997	0.07	(d)(e)	0.20	(d)(e)	2.67	(d)(e)	143
(0.54)	22.15	4.99	11,734	0.08		0.20		2.27		84

$(2.68)	$16.52	(11.36)%	$16,421	—	%(d)(f)	0.10	%(d)	5.28	%(d)	36%
(1.88)	21.11	(1.29)	22,586	0.06		0.10		2.24		40
(1.52)	23.55	7.20	24,458	0.04		0.10		2.37		18
(0.91)	23.42	17.95	23,705	0.06		0.10		0.98		103
(0.54)	20.75	10.47	15,812	0.11		0.11		1.65		101
(1.50)	19.30	(6.67)	12,053	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	143
(0.55)	22.19	5.09	8,071	—	(f)	0.10		2.78		84

$(2.46)	$16.49	(11.56)%	$44	0.31	%(d)	0.45	%(d)	4.94	%(d)	36%
(1.80)	20.92	(1.65)	50	0.41		0.45		4.28		40
(1.45)	23.35	6.82	515	0.39		0.45		1.84		18
(0.81)	23.24	17.52	425	0.41		0.45		0.73		103
(0.48)	20.57	10.09	374	0.46		0.46		1.58		101
(1.43)	19.14	(7.00)	488	0.32	(d)(e)	0.45	(d)(e)	9.63	(d)(e)	143
(0.50)	22.02	4.72	5,278	0.33		0.45		2.31		84

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	243

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
3/31/2020†	$18.39	$0.40	$(2.30)	$(1.90)	$(0.45)	$(1.77)
9/30/2019	20.48	0.38	(1.00)	(0.62)	(0.46)	(1.01)
9/30/2018	20.36	0.44	0.95	1.39	(1.12)	(0.15)
9/30/2017	18.07	0.13	3.04	3.17	(0.34)	(0.54)
9/30/2016	16.71	0.20	1.54	1.74	(0.34)	(0.04)
12/1/2014 - 9/30/2015#	19.09	0.41	(1.75)	(1.34)	(0.70)	(0.34)
11/30/2014	18.67	0.41	0.49	0.90	(0.45)	(0.03)
Class R
3/31/2020†	$18.14	$0.36	$(2.27)	$(1.91)	$(0.36)	$(1.77)
9/30/2019	20.28	0.31	(1.00)	(0.69)	(0.44)	(1.01)
9/30/2018	20.14	0.40	0.91	1.31	(1.02)	(0.15)
9/30/2017	17.97	0.30	2.78	3.08	(0.37)	(0.54)
9/30/2016	16.65	0.13	1.55	1.68	(0.32)	(0.04)
12/1/2014 - 9/30/2015#	19.01	0.36	(1.74)	(1.38)	(0.64)	(0.34)
11/30/2014	18.57	0.34	0.49	0.83	(0.36)	(0.03)
Class P
3/31/2020†	$18.36	$0.09	$(2.05)	$(1.96)	$—	$(1.77)
9/30/2019	20.55	0.44	(1.03)	(0.59)	(0.59)	(1.01)
9/30/2018	20.42	0.51	0.95	1.46	(1.18)	(0.15)
9/30/2017	18.19	0.21	3.03	3.24	(0.47)	(0.54)
9/30/2016	16.84	0.26	1.56	1.82	(0.43)	(0.04)
12/1/2014 - 9/30/2015#	19.24	0.43	(1.74)	(1.31)	(0.75)	(0.34)
11/30/2014	18.77	0.40	0.57	0.97	(0.47)	(0.03)
Class R6
3/31/2020†	$18.43	$0.44	$(2.30)	$(1.86)	$(0.52)	$(1.77)
9/30/2019	20.62	0.40	(0.97)	(0.57)	(0.61)	(1.01)
9/30/2018	20.48	0.50	0.99	1.49	(1.20)	(0.15)
9/30/2017	18.25	0.19	3.07	3.26	(0.49)	(0.54)
9/30/2016	16.89	0.22	1.62	1.84	(0.44)	(0.04)
12/1/2014 - 9/30/2015#	19.28	0.65	(1.94)	(1.29)	(0.76)	(0.34)
11/30/2014	18.80	0.49	0.49	0.98	(0.47)	(0.03)
Administrative Class
3/31/2020†	$18.24	$0.40	$(2.28)	$(1.88)	$(0.45)	$(1.77)
9/30/2019	20.41	0.49	(1.11)	(0.62)	(0.54)	(1.01)
9/30/2018	20.28	0.42	0.98	1.40	(1.12)	(0.15)
9/30/2017	18.10	0.16	3.01	3.17	(0.45)	(0.54)
9/30/2016	16.76	0.22	1.55	1.77	(0.39)	(0.04)
12/1/2014 - 9/30/2015#	19.15	1.22	(2.56)	(1.34)	(0.71)	(0.34)
11/30/2014	18.71	0.42	0.49	0.91	(0.44)	(0.03)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.

244	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(2.22)	$14.27	(12.71)%	$1,648	0.38	%(d)	0.60	%(d)	4.51	%(d)	44%
(1.47)	18.39	(2.07)	1,750	0.49		0.60		2.07		41
(1.27)	20.48	6.96	2,387	0.47		0.60		2.16		22
(0.88)	20.36	18.35	4,630	0.49		0.60		0.70		97
(0.38)	18.07	10.55	3,753	0.51		0.60		1.17		103
(1.04)	16.71	(7.35)	10,022	0.37	(d)(e)	0.61	(d)(e)	2.74	(d)(e)	149
(0.48)	19.09	4.89	10,080	0.37		0.60		2.17		69

$(2.13)	$14.10	(12.89)%	$103	0.73	%(d)	0.85	%(d)	4.10	%(d)	44%
(1.45)	18.14	(2.43)	108	0.84		0.85		1.75		41
(1.17)	20.28	6.61	151	0.82		0.85		1.98		22
(0.91)	20.14	17.94	193	0.84		0.86		1.64		97
(0.36)	17.97	10.20	625	0.86		0.86		0.78		103
(0.98)	16.65	(7.59)	464	0.72	(d)(e)	0.86	(d)(e)	2.38	(d)(e)	149
(0.39)	19.01	4.52	449	0.72		0.85		1.82		69

$(1.77)	$14.63	(12.57)%	$601	0.08	%(d)	0.20	%(d)	0.97	%(d)	44%
(1.60)	18.36	(1.80)	4,195	0.19		0.20		2.41		41
(1.33)	20.55	7.29	13,742	0.17		0.20		2.49		22
(1.01)	20.42	18.74	15,458	0.19		0.21		1.10		97
(0.47)	18.19	10.95	12,764	0.21		0.21		1.49		103
(1.09)	16.84	(7.15)	10,650	0.07	(d)(e)	0.21	(d)(e)	2.88	(d)(e)	149
(0.50)	19.24	5.26	8,793	0.07		0.20		2.10		69

$(2.29)	$14.28	(12.52)%	$8,634	—	%(d)(f)	0.10	%(d)	4.88	%(d)	44%
(1.62)	18.43	(1.66)	13,130	0.09		0.10		2.21		41
(1.35)	20.62	7.42	14,205	0.07		0.10		2.44		22
(1.03)	20.48	18.82	12,770	0.09		0.10		1.01		97
(0.48)	18.25	11.06	7,919	0.11		0.11		1.25		103
(1.10)	16.89	(7.02)	3,563	—	(d)(e)(f)	0.10	(d)(e)	4.23	(d)(e)	149
(0.50)	19.28	5.33	5,477	—	(f)	0.10		2.55		69

$(2.22)	$14.14	(12.71)%	$287	0.33	%(d)	0.45	%(d)	4.55	%(d)	44%
(1.55)	18.24	(1.97)	336	0.44		0.45		2.71		41
(1.27)	20.41	7.02	615	0.42		0.45		2.05		22
(0.99)	20.28	18.40	666	0.44		0.45		0.85		97
(0.43)	18.10	10.67	359	0.46		0.46		1.27		103
(1.05)	16.76	(7.37)	346	0.32	(d)(e)	0.46	(d)(e)	7.95	(d)(e)	149
(0.47)	19.15	4.95	1,763	0.32		0.45		2.24		69

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	245

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
3/31/2020†	$20.42	$0.44	$(2.80)	$(2.36)	$(0.30)	$(1.40)
9/30/2019	22.75	0.41	(1.12)	(0.71)	(0.60)	(1.02)
9/30/2018	22.66	0.45	1.12	1.57	(1.28)	(0.20)
9/30/2017	20.10	0.09	3.46	3.55	(0.44)	(0.55)
9/30/2016	18.72	0.20	1.78	1.98	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.87	0.44	(2.04)	(1.60)	(0.87)	(0.68)
11/30/2014	21.55	0.44	0.58	1.02	(0.57)	(0.13)
Class C
3/31/2020†	$19.97	$0.37	$(2.73)	$(2.36)	$(0.35)	$(1.40)
9/30/2019	22.30	0.20	(1.04)	(0.84)	(0.47)	(1.02)
9/30/2018	22.25	0.30	1.08	1.38	(1.13)	(0.20)
9/30/2017	19.80	0.01	3.33	3.34	(0.34)	(0.55)
9/30/2016	18.52	0.11	1.71	1.82	(0.17)	(0.37)
12/1/2014 - 9/30/2015#	21.62	0.31	(2.03)	(1.72)	(0.70)	(0.68)
11/30/2014	21.34	0.30	0.55	0.85	(0.44)	(0.13)
Class R
3/31/2020†	$20.37	$0.54	$(2.92)	$(2.38)	$(0.32)	$(1.40)
9/30/2019	22.72	0.31	(1.09)	(0.78)	(0.55)	(1.02)
9/30/2018	22.46	0.31	1.17	1.48	(1.02)	(0.20)
9/30/2017	19.99	0.44	3.00	3.44	(0.42)	(0.55)
9/30/2016	18.68	0.15	1.76	1.91	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.80	0.37	(2.03)	(1.66)	(0.78)	(0.68)
11/30/2014	21.46	0.39	0.53	0.92	(0.45)	(0.13)
Class P
3/31/2020†	$20.59	$0.25	$(2.65)	$(2.40)	$(0.08)	$(1.40)
9/30/2019	22.96	0.48	(1.15)	(0.67)	(0.68)	(1.02)
9/30/2018	22.86	0.57	1.09	1.66	(1.36)	(0.20)
9/30/2017	20.31	0.25	3.39	3.64	(0.54)	(0.55)
9/30/2016	18.97	0.27	1.80	2.07	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.14	0.47	(2.04)	(1.57)	(0.92)	(0.68)
11/30/2014	21.77	0.45	0.64	1.09	(0.59)	(0.13)
Class R6
3/31/2020†	$20.68	$0.48	$(2.82)	$(2.34)	$(0.38)	$(1.40)
9/30/2019	23.06	0.46	(1.11)	(0.65)	(0.71)	(1.02)
9/30/2018	22.96	0.57	1.11	1.68	(1.38)	(0.20)
9/30/2017	20.39	0.23	3.45	3.68	(0.56)	(0.55)
9/30/2016	19.03	0.30	1.79	2.09	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.20	0.57	(2.13)	(1.56)	(0.93)	(0.68)
11/30/2014	21.80	0.57	0.55	1.12	(0.59)	(0.13)
Administrative Class
3/31/2020†	$20.46	$0.44	$(2.81)	$(2.37)	$(0.30)	$(1.40)
9/30/2019	22.82	0.51	(1.22)	(0.71)	(0.63)	(1.02)
9/30/2018	22.74	0.49	1.09	1.58	(1.30)	(0.20)
9/30/2017	20.20	0.18	3.40	3.58	(0.49)	(0.55)
9/30/2016	18.87	0.24	1.77	2.01	(0.31)	(0.37)
12/1/2014 - 9/30/2015#	22.03	0.80	(2.42)	(1.62)	(0.86)	(0.68)
11/30/2014	21.69	0.49	0.54	1.03	(0.56)	(0.13)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.

246	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.70)	$16.36	(13.27)%	$2,114	0.40	%(d)	0.60	%(d)	4.34	%(d)	44%
(1.62)	20.42	(2.09)	2,534	0.50		0.60		2.05		42
(1.48)	22.75	7.07	2,717	0.49		0.60		1.98		21
(0.99)	22.66	18.45	3,713	0.50		0.60		0.41		94
(0.60)	20.10	10.74	1,633	0.50		0.60		1.03		89
(1.55)	18.72	(7.79)	4,863	0.34	(d)(e)	0.61	(d)(e)	2.62	(d)(e)	147
(0.70)	21.87	4.85	4,772	0.35		0.60		2.02		78

$(1.75)	$15.86	(13.62)%	$197	1.15	%(d)	1.35	%(d)	3.72	%(d)	44%
(1.49)	19.97	(2.87)	238	1.25		1.35		0.99		42
(1.33)	22.30	6.29	199	1.24		1.35		1.36		21
(0.89)	22.25	17.58	175	1.25		1.35		0.04		94
(0.54)	19.80	9.96	145	1.25		1.35		0.56		89
(1.38)	18.52	(8.40)	148	1.09	(d)(e)	1.36	(d)(e)	1.83	(d)(e)	147
(0.57)	21.62	4.08	138	1.10		1.35		1.38		78

$(1.72)	$16.27	(13.42)%	$252	0.75	%(d)	0.85	%(d)	5.48	%(d)	44%
(1.57)	20.37	(2.46)	105	0.85		0.85		1.52		42
(1.22)	22.72	6.70	128	0.84		0.85		1.40		21
(0.97)	22.46	17.99	95	0.85		0.85		2.13		94
(0.60)	19.99	10.41	740	0.85		0.85		0.80		89
(1.46)	18.68	(8.07)	608	0.69	(d)(e)	0.86	(d)(e)	2.20	(d)(e)	147
(0.58)	21.80	4.41	584	0.70		0.85		1.79		78

$(1.48)	$16.71	(13.13)%	$512	0.10	%(d)	0.20	%(d)	2.44	%(d)	44%
(1.70)	20.59	(1.84)	4,876	0.20		0.20		2.37		42
(1.56)	22.96	7.40	11,185	0.19		0.20		2.51		21
(1.09)	22.86	18.81	11,758	0.20		0.20		1.18		94
(0.73)	20.31	11.12	10,021	0.20		0.20		1.42		89
(1.60)	18.97	(7.55)	7,750	0.04	(d)(e)	0.21	(d)(e)	2.74	(d)(e)	147
(0.72)	22.14	5.13	5,234	0.05		0.20		2.06		78

$(1.78)	$16.56	(13.08)%	$12,929	—	%(d)(f)	0.10	%(d)	4.63	%(d)	44%
(1.73)	20.68	(1.74)	17,703	0.10		0.10		2.25		42
(1.58)	23.06	7.47	17,875	0.09		0.10		2.49		21
(1.11)	22.96	18.96	16,063	0.10		0.10		1.07		94
(0.73)	20.39	11.23	10,525	0.10		0.10		1.54		89
(1.61)	19.03	(7.49)	8,110	—	(d)(e)(f)	0.10	(d)(e)	3.31	(d)(e)	147
(0.72)	22.20	5.27	9,227	—	(f)	0.10		2.58		78

$(1.70)	$16.39	(13.27)%	$511	0.35	%(d)	0.45	%(d)	4.31	%(d)	44%
(1.65)	20.46	(2.08)	601	0.45		0.45		2.50		42
(1.50)	22.82	7.11	879	0.44		0.45		2.16		21
(1.04)	22.74	18.54	813	0.45		0.45		0.86		94
(0.68)	20.20	10.87	646	0.45		0.45		1.23		89
(1.54)	18.87	(7.80)	605	0.29	(d)(e)	0.46	(d)(e)	4.66	(d)(e)	147
(0.69)	22.03	4.87	1,245	0.30		0.45		2.25		78

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	247

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
3/31/2020†	$17.79	$0.39	$(2.60)	$(2.21)	$(0.32)	$(0.81)
9/30/2019	19.68	0.34	(0.94)	(0.60)	(0.49)	(0.80)
9/30/2018	19.52	0.39	0.99	1.38	(1.11)	(0.11)
9/30/2017	17.17	0.09	2.95	3.04	(0.33)	(0.36)
9/30/2016	16.02	0.17	1.49	1.66	(0.28)	(0.23)
12/1/2014 - 9/30/2015#	18.70	0.33	(1.69)	(1.36)	(0.76)	(0.56)
11/30/2014	18.51	0.39	0.50	0.89	(0.49)	(0.21)
Class R
3/31/2020†	$17.70	$0.34	$(2.58)	$(2.24)	$(0.22)	$(0.81)
9/30/2019	19.60	0.51	(1.17)	(0.66)	(0.44)	(0.80)
9/30/2018	19.37	0.31	1.00	1.31	(0.97)	(0.11)
9/30/2017	17.07	0.29	2.67	2.96	(0.30)	(0.36)
9/30/2016	15.97	0.10	1.48	1.58	(0.25)	(0.23)
12/1/2014 - 9/30/2015#	18.63	0.26	(1.66)	(1.40)	(0.70)	(0.56)
11/30/2014	18.42	0.30	0.53	0.83	(0.41)	(0.21)
Class P
3/31/2020†	$17.93	$0.08	$(2.32)	$(2.24)	$—	$(0.81)
9/30/2019	19.87	0.39	(0.96)	(0.57)	(0.57)	(0.80)
9/30/2018	19.68	0.48	0.98	1.46	(1.16)	(0.11)
9/30/2017	17.32	0.17	2.94	3.11	(0.39)	(0.36)
9/30/2016	16.17	0.20	1.52	1.72	(0.34)	(0.23)
12/1/2014 - 9/30/2015#	18.85	0.35	(1.68)	(1.33)	(0.79)	(0.56)
11/30/2014	18.61	0.38	0.57	0.95	(0.50)	(0.21)
Class R6
3/31/2020†	$18.02	$0.41	$(2.60)	$(2.19)	$(0.39)	$(0.81)
9/30/2019	19.96	0.38	(0.92)	(0.54)	(0.60)	(0.80)
9/30/2018	19.77	0.46	1.01	1.47	(1.17)	(0.11)
9/30/2017	17.38	0.17	2.98	3.15	(0.40)	(0.36)
9/30/2016	16.22	0.26	1.48	1.74	(0.35)	(0.23)
12/1/2014 - 9/30/2015#	18.90	0.46	(1.78)	(1.32)	(0.80)	(0.56)
11/30/2014	18.64	0.47	0.50	0.97	(0.50)	(0.21)
Administrative Class
3/31/2020†	$17.80	$0.40	$(2.60)	$(2.20)	$(0.31)	$(0.81)
9/30/2019	19.74	0.52	(1.12)	(0.60)	(0.54)	(0.80)
9/30/2018	19.56	0.47	0.92	1.39	(1.10)	(0.11)
9/30/2017	17.21	0.14	2.92	3.06	(0.35)	(0.36)
9/30/2016	16.08	0.18	1.49	1.67	(0.31)	(0.23)
12/1/2014 - 9/30/2015#	18.76	0.62	(1.98)	(1.36)	(0.76)	(0.56)
11/30/2014	18.55	0.38	0.52	0.90	(0.48)	(0.21)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.

248	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.13)	$14.45	(13.73)%	$1,382	0.40	%(d)	0.60	%(d)	4.40	%(d)	48%
(1.29)	17.79	(2.10)	1,631	0.51		0.60		1.96		51
(1.22)	19.68	7.19	1,697	0.49		0.60		2.01		31
(0.69)	19.52	18.34	2,063	0.50		0.60		0.48		76
(0.51)	17.17	10.52	1,036	0.51		0.60		1.02		92
(1.32)	16.02	(7.75)	1,399	0.34	(d)(e)	0.60	(d)(e)	2.26	(d)(e)	153
(0.70)	18.70	4.96	1,089	0.35		0.60		2.11		74

$(1.03)	$14.43	(13.88)%	$33	0.75	%(d)	0.85	%(d)	3.84	%(d)	48%
(1.24)	17.70	(2.47)	38	0.86		0.86		2.91		51
(1.08)	19.60	6.86	112	0.84		0.85		1.58		31
(0.66)	19.37	17.93	91	0.85		0.85		1.64		76
(0.48)	17.07	10.06	350	0.86		0.86		0.64		92
(1.26)	15.97	(7.98)	217	0.69	(d)(e)	0.85	(d)(e)	1.78	(d)(e)	153
(0.62)	18.63	4.61	144	0.70		0.85		1.61		74

$(0.81)	$14.88	(13.44)%	$151	0.11	%(d)	0.21	%(d)	0.91	%(d)	48%
(1.37)	17.93	(1.86)	2,383	0.21		0.21		2.23		51
(1.27)	19.87	7.57	5,865	0.19		0.20		2.45		31
(0.75)	19.68	18.69	5,934	0.20		0.20		0.95		76
(0.57)	17.32	10.84	3,457	0.21		0.21		1.21		92
(1.35)	16.17	(7.51)	1,762	0.04	(d)(e)	0.20	(d)(e)	2.42	(d)(e)	153
(0.71)	18.85	5.27	1,362	0.05		0.20		2.04		74

$(1.20)	$14.63	(13.55)%	$6,202	—	%(d)(f)	0.11	%(d)	4.57	%(d)	48%
(1.40)	18.02	(1.72)	8,889	0.11		0.11		2.15		51
(1.28)	19.96	7.62	8,055	0.09		0.10		2.35		31
(0.76)	19.77	18.87	6,215	0.10		0.10		0.92		76
(0.58)	17.38	10.91	2,982	0.11		0.11		1.60		92
(1.36)	16.22	(7.45)	2,591	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	153
(0.71)	18.90	5.37	4,934	—	(f)	0.10		2.52		74

$(1.12)	$14.48	(13.69)%	$135	0.35	%(d)	0.46	%(d)	4.40	%(d)	48%
(1.34)	17.80	(2.10)	191	0.46		0.46		2.93		51
(1.21)	19.74	7.25	363	0.44		0.45		2.39		31
(0.71)	19.56	18.44	404	0.45		0.45		0.78		76
(0.54)	17.21	10.54	298	0.46		0.46		1.10		92
(1.32)	16.08	(7.75)	216	0.29	(d)(e)	0.45	(d)(e)	4.23	(d)(e)	153
(0.69)	18.76	5.00	357	0.30		0.45		2.06		74

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	249

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Distributions from Return of Capital
AllianzGI Multi Asset Income:
Class A
3/31/2020†	$17.64	$0.49	$(3.27)	$(2.78)	$(0.53)	$—	$—
9/30/2019	17.35	0.99	0.25	1.24	(0.95)	—	—
9/30/2018	18.53	0.73	(0.71)	0.02	(0.85)	(0.23)	(0.12)
9/30/2017	18.31	0.94	0.22	1.16	(0.85)	(0.09)	—
9/30/2016	17.34	0.75	1.09	1.84	(0.80)	(0.07)	—
12/1/2014 - 9/30/2015#	19.35	0.48	(1.32)	(0.84)	(0.67)	(0.50)	—
11/30/2014	18.96	0.42	0.31	0.73	(0.34)	—	—
Class C
3/31/2020†	$17.64	$0.42	$(3.28)	$(2.86)	$(0.34)	$—	$—
9/30/2019	17.36	0.84	0.26	1.10	(0.82)	—	—
9/30/2018	18.53	0.62	(0.72)	(0.10)	(0.74)	(0.23)	(0.10)
9/30/2017	18.21	0.80	0.22	1.02	(0.61)	(0.09)	—
9/30/2016	17.16	0.66	1.04	1.70	(0.58)	(0.07)	—
12/1/2014 - 9/30/2015#	19.14	0.38	(1.33)	(0.95)	(0.53)	(0.50)	—
11/30/2014	18.76	0.27	0.31	0.58	(0.20)	—	—
Class R
3/31/2020†	$18.49	$0.48	$(3.43)	$(2.95)	$(0.44)	$—	$—
9/30/2019	18.14	0.97	0.26	1.23	(0.88)	—	—
9/30/2018	19.31	0.71	(0.74)	(0.03)	(0.80)	(0.23)	(0.11)
9/30/2017	18.97	0.84	0.30	1.14	(0.71)	(0.09)	—
9/30/2016	17.92	0.73	1.11	1.84	(0.72)	(0.07)	—
12/1/2014 - 9/30/2015#	19.95	0.44	(1.36)	(0.92)	(0.61)	(0.50)	—
11/30/2014	19.53	0.36	0.33	0.69	(0.27)	—	—
Class P
3/31/2020†	$17.83	$0.48	$(3.26)	$(2.78)	$(0.49)	$—	$—
9/30/2019	17.54	1.08	0.21	1.29	(1.00)	—	—
9/30/2018	18.71	0.82	(0.73)	0.09	(0.90)	(0.23)	(0.13)
9/30/2017	18.51	0.99	0.23	1.22	(0.93)	(0.09)	—
9/30/2016	17.58	0.83	1.09	1.92	(0.92)	(0.07)	—
12/1/2014 - 9/30/2015#	19.61	0.51	(1.31)	(0.80)	(0.73)	(0.50)	—
11/30/2014	19.20	0.47	0.34	0.81	(0.40)	—	—
Institutional Class
3/31/2020†	$17.35	$0.53	$(3.21)	$(2.68)	$(0.62)	$—	$—
9/30/2019	17.08	1.00	0.28	1.28	(1.01)	—	—
2/1/2018* - 9/30/2018	17.87	0.42	(0.64)	(0.22)	(0.44)	—	(0.13)
Class R6
3/31/2020†	$17.36	$0.56	$(3.24)	$(2.68)	$(0.62)	$—	$—
9/30/2019	17.09	1.03	0.25	1.28	(1.01)	—	—
9/30/2018	18.26	0.81	(0.71)	0.10	(0.91)	(0.23)	(0.13)
9/30/2017	18.08	1.00	0.21	1.21	(0.94)	(0.09)	—
9/30/2016	17.21	0.82	1.07	1.89	(0.95)	(0.07)	—
12/1/2014 - 9/30/2015#	19.23	0.56	(1.33)	(0.77)	(0.75)	(0.50)	—
11/30/2014	18.83	0.49	0.33	0.82	(0.42)	—	—
Administrative Class
3/31/2020†	$17.87	$0.50	$(3.34)	$(2.84)	$(0.39)	$—	$—
9/30/2019	17.66	0.93	0.12	1.05	(0.84)	—	—
9/30/2018	18.82	0.80	(0.75)	0.05	(0.86)	(0.23)	(0.12)
9/30/2017	18.61	1.00	0.19	1.19	(0.89)	(0.09)	—
9/30/2016	17.60	0.75	0.94	1.69	(0.61)	(0.07)	—
12/1/2014 - 9/30/2015#	19.56	1.70	(2.55)	(0.85)	(0.61)	(0.50)	—
11/30/2014	19.15	0.43	0.33	0.76	(0.35)	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

250	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.53)	$14.33	(16.20)%	$10,776	0.54	%(d)	0.60	%(d)	5.60	%(d)	165%
(0.95)	17.64	7.47	12,460	0.41		0.60		5.79		277
(1.20)	17.35	0.12	8,826	0.36		0.61		4.12		172
(0.94)	18.53	6.55	10,145	0.35		0.61		5.12		151
(0.87)	18.31	10.97	10,140	0.40		0.60		4.25		116
(1.17)	17.34	(4.53)	6,006	0.44	(d)(e)	0.62	(d)(e)	3.15	(d)(e)	179
(0.34)	19.35	3.88	6,324	0.40		0.60		2.18		101

$(0.34)	$14.44	(16.47)%	$1,216	1.29	%(d)	1.35	%(d)	4.78	%(d)	165%
(0.82)	17.64	6.58	1,520	1.16		1.35		4.90		277
(1.07)	17.36	(0.58)	2,210	1.11		1.36		3.51		172
(0.70)	18.53	5.78	3,435	1.10		1.36		4.37		151
(0.65)	18.21	10.16	3,361	1.15		1.35		3.75		116
(1.03)	17.16	(5.16)	2,988	1.19	(d)(e)	1.37	(d)(e)	2.49	(d)(e)	179
(0.20)	19.14	3.12	3,984	1.15		1.35		1.42		101

$(0.44)	$15.10	(16.30)%	$87	0.89	%(d)	0.85	%(d)	5.25	%(d)	165%
(0.88)	18.49	7.08	103	0.76		0.85		5.39		277
(1.14)	18.14	(0.20)	100	0.71		0.86		3.82		172
(0.80)	19.31	6.17	128	0.70		0.86		4.38		151
(0.79)	18.97	10.59	519	0.75		0.85		4.00		116
(1.11)	17.92	(4.83)	238	0.79	(d)(e)	0.87	(d)(e)	2.78	(d)(e)	179
(0.27)	19.95	3.55	215	0.75		0.85		1.80		101

$(0.49)	$14.56	(15.99)%	$557	0.24	%(d)	0.24	%(d)	5.39	%(d)	165%
(1.00)	17.83	7.68	2,119	0.11		0.20		6.21		277
(1.26)	17.54	0.46	9,526	0.06		0.21		4.56		172
(1.02)	18.71	6.86	14,507	0.05		0.21		5.37		151
(0.99)	18.51	11.32	17,120	0.10		0.20		4.63		116
(1.23)	17.58	(4.31)	5,450	0.14	(d)(e)	0.22	(d)(e)	3.31	(d)(e)	179
(0.40)	19.61	4.23	6,349	0.11		0.21		2.39		101

$(0.62)	$14.05	(15.98)%	$277	0.15	%(d)	0.15	%(d)	6.32	%(d)	165%
(1.01)	17.35	7.84	199	0.06		0.15		6.00		277
(0.57)	17.08	(1.16)	49	0.01	(d)	0.15	(d)	3.72	(d)	172

$(0.62)	$14.06	(15.94)%	$36,726	0.14	%(d)	0.14	%(d)	7.12	%(d)	165%
(1.01)	17.36	7.88	8,121	0.01		0.10		6.12		277
(1.27)	17.09	0.56	14,894	—	(f)	0.11		4.60		172
(1.03)	18.26	6.99	20,448	—	(f)	0.11		5.54		151
(1.02)	18.08	11.40	19,128	—		0.10		4.70		116
(1.25)	17.21	(4.23)	8,058	0.04	(d)(e)	0.12	(d)(e)	3.69	(d)(e)	179
(0.42)	19.23	4.36	9,496	—	(f)	0.10		2.56		101

$(0.39)	$14.64	(16.18)%	$9	0.49	%(d)	0.49	%(d)	5.64	%(d)	165%
(0.84)	17.87	6.17	10	0.36		0.45		5.46		277
(1.21)	17.66	0.25	524	0.31		0.46		4.36		172
(0.98)	18.82	6.62	1,550	0.30		0.46		5.38		151
(0.68)	18.61	9.87	822	0.35		0.45		4.13		116
(1.11)	17.60	(4.53)	24	0.37	(d)(e)	0.45	(d)(e)	10.47	(d)(e)	179
(0.35)	19.56	3.97	2,001	0.35		0.45		2.20		101

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	251

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles Global Equity:
Class A
3/31/2020†	$14.44	$0.09	$(1.78)	$(1.69)	$(0.73)	$(1.69)
9/30/2019	17.30	0.29	(1.02)	(0.73)	(0.38)	(1.75)
9/30/2018	18.83	0.30	0.68	0.98	(0.62)	(1.89)
9/30/2017	15.62	0.19	3.12	3.31	—	(0.10)
9/30/2016	14.60	0.28	0.89	1.17	(0.15)	—
12/1/2014 - 9/30/2015#	16.57	0.52	(1.65)	(1.13)	(0.43)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.05	0.01	0.06	—	—
Class C
3/31/2020†	$14.39	$0.05	$(1.79)	$(1.74)	$(0.64)	$(1.69)
9/30/2019	16.90	0.18	(0.94)	(0.76)	—	(1.75)
9/30/2018	18.51	0.16	0.68	0.84	(0.56)	(1.89)
9/30/2017	15.61	0.27	2.91	3.18	(0.18)	(0.10)
4/26/2016* - 9/30/2016	15.29	0.11	0.21	0.32	—	—
Class P
3/31/2020†	$14.47	$0.11	$(1.79)	$(1.68)	$(0.77)	$(1.69)
9/30/2019	17.31	0.31	(1.00)	(0.69)	(0.40)	(1.75)
9/30/2018	18.82	0.32	0.69	1.01	(0.63)	(1.89)
9/30/2017	15.79	0.36	3.01	3.37	(0.24)	(0.10)
9/30/2016	14.68	0.32	0.89	1.21	(0.10)	—
12/22/2014* - 9/30/2015#	15.68	0.27	(1.27)	(1.00)	—	—
Institutional Class
3/31/2020†	$14.26	$0.11	$(1.74)	$(1.63)	$(0.78)	$(1.69)
9/30/2019	17.15	0.30	(0.98)	(0.68)	(0.46)	(1.75)
9/30/2018	18.68	0.35	0.67	1.02	(0.66)	(1.89)
9/30/2017	15.68	0.36	3.01	3.37	(0.27)	(0.10)
9/30/2016	14.63	0.37	0.84	1.21	(0.16)	—
12/1/2014 - 9/30/2015#	16.58	0.28	(1.38)	(1.10)	(0.44)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.06	0.01	0.07	—	—
Class R6
3/31/2020†	$14.39	$0.11	$(1.78)	$(1.67)	$(0.72)	$(1.69)
9/30/2019	17.28	0.33	(1.01)	(0.68)	(0.46)	(1.75)
9/30/2018	18.79	0.35	0.67	1.02	(0.64)	(1.89)
9/30/2017	15.78	0.37	3.02	3.39	(0.28)	(0.10)
9/30/2016	14.70	0.37	0.86	1.23	(0.15)	—
12/1/2014 - 9/30/2015#	16.58	0.31	(1.40)	(1.09)	(0.38)	(0.41)
12/2/2013* - 11/30/2014	15.00	0.38	1.20	1.58	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

252	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.42)	$10.33	(15.49)%	$726	0.70	%(c)(d)	0.97	%(c)(d)	1.37	%(c)(d)	56%
(2.13)	14.44	(2.23)	1,067	0.70	(c)	0.77	(c)	2.00	(c)	33
(2.51)	17.30	5.33	1,255	0.70	(c)	0.75	(c)	1.71	(c)	87
(0.10)	18.83	21.29	1,317	0.74	(c)	1.07	(c)	1.15	(c)	81	(e)
(0.15)	15.62	8.09	36,257	0.75		0.79		1.88		70
(0.84)	14.60	(7.13)	32,383	0.75	(d)(f)	1.22	(d)(f)	4.64	(d)(f)	35
—	16.57	0.36	10	0.75	(d)	2.53	(d)	1.31	(d)	76

$(2.33)	$10.32	(15.74)%	$15	1.40	%(c)(d)	1.70	%(c)(d)	0.72	%(c)(d)	56%
(1.75)	14.39	(2.87)	18	1.40	(c)	1.47	(c)	1.22	(c)	33
(2.45)	16.90	4.57	41	1.40	(c)	1.49	(c)	0.89	(c)	87
(0.28)	18.51	20.68	102	1.40	(c)	1.44	(c)	1.62	(c)	81	(e)
—	15.61	2.09	10	1.49	(d)	1.49	(d)	1.68	(d)	70

$(2.46)	$10.33	(15.44)%	$441	0.50	%(c)(d)	0.69	%(c)(d)	1.58	%(c)(d)	56%
(2.15)	14.47	(2.00)	691	0.50	(c)	0.53	(c)	2.07	(c)	33
(2.52)	17.31	5.52	1,868	0.50	(c)	0.52	(c)	1.83	(c)	87
(0.34)	18.82	21.72	2,835	0.53	(c)	0.56	(c)	2.09	(c)	81	(e)
(0.10)	15.79	8.28	2,851	0.60		0.62		2.13		70
—	14.68	(6.35)	4,069	0.61	(d)(f)	0.69	(d)(f)	2.20	(d)(f)	35

$(2.47)	$10.16	(15.33)%	$382	0.40	%(c)(d)	0.69	%(c)(d)	1.67	%(c)(d)	56%
(2.21)	14.26	(1.88)	575	0.40	(c)	0.52	(c)	2.01	(c)	33
(2.55)	17.15	5.63	2,386	0.40	(c)	0.49	(c)	2.01	(c)	87
(0.37)	18.68	21.88	2,323	0.42	(c)	0.54	(c)	2.15	(c)	81	(e)
(0.16)	15.68	8.31	2,390	0.50		0.51		2.44		70
(0.85)	14.63	(6.92)	366	0.51	(d)(f)	0.68	(d)(f)	2.17	(d)(f)	35
—	16.58	0.42	10	0.50	(d)	2.27	(d)	1.56	(d)	76

$(2.41)	$10.31	(15.38)%	$128,778	0.40	%(c)(d)	0.59	%(c)(d)	1.58	%(c)(d)	56%
(2.21)	14.39	(1.88)	359,256	0.40	(c)	0.40	(c)	2.30	(c)	33
(2.53)	17.28	5.61	519,259	0.40	(c)	0.42	(c)	2.02	(c)	87
(0.38)	18.79	21.92	594,634	0.40	(c)	0.43	(c)	2.20	(c)	81	(e)
(0.15)	15.78	8.41	560,066	0.40		0.49		2.42		70
(0.79)	14.70	(6.83)	250,203	0.40	(d)(f)	0.70	(d)(f)	2.39	(d)(f)	35
—	16.58	10.53	33,422	0.40	(d)	1.80	(d)	2.40	(d)	76

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(f)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	253

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles U.S. Equity:
Class A
3/31/2020†	$16.21	$0.10	$(1.50)	$(1.40)	$(0.60)	$(3.50)
9/30/2019	20.49	0.25	(0.81)	(0.56)	(0.39)	(3.33)
9/30/2018	18.42	0.23	2.81	3.04	(0.13)	(0.84)
9/30/2017	15.47	0.25	2.93	3.18	(0.23)	—
4/26/2016* - 9/30/2016	14.91	0.11	0.45	0.56	—	—
Class C
3/31/2020†	$15.66	$0.04	$(1.45)	$(1.41)	$(0.39)	$(3.50)
9/30/2019	19.98	0.13	(0.80)	(0.67)	(0.32)	(3.33)
9/30/2018	18.24	0.11	2.74	2.85	(0.27)	(0.84)
9/30/2017	15.42	0.12	2.92	3.04	(0.22)	—
4/26/2016* - 9/30/2016	14.91	0.06	0.45	0.51	—	—
Class P
3/31/2020†	$16.08	$0.11	$(1.48)	$(1.37)	$(0.62)	$(3.50)
9/30/2019	20.29	0.29	(0.81)	(0.52)	(0.36)	(3.33)
9/30/2018	18.45	0.28	2.77	3.05	(0.37)	(0.84)
9/30/2017	15.46	0.28	2.94	3.22	(0.23)	—
9/30/2016	14.19	0.24	1.30	1.54	(0.22)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.97)	(0.79)	(0.02)	—
Institutional Class
3/31/2020†	$16.14	$0.12	$(1.49)	$(1.37)	$(0.65)	$(3.50)
9/30/2019	20.36	0.30	(0.82)	(0.52)	(0.37)	(3.33)
9/30/2018	18.48	0.28	2.78	3.06	(0.34)	(0.84)
9/30/2017	15.49	0.28	2.94	3.22	(0.23)	—
9/30/2016	14.20	0.25	1.32	1.57	(0.23)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.96)	(0.78)	(0.02)	—
Class R6
3/31/2020†	$16.25	$0.12	$(1.52)	$(1.40)	$(0.55)	$(3.50)
9/30/2019	20.46	0.30	(0.81)	(0.51)	(0.37)	(3.33)
9/30/2018	18.56	0.31	2.78	3.09	(0.35)	(0.84)
9/30/2017	15.53	0.30	2.97	3.27	(0.24)	—
9/30/2016	14.21	0.27	1.31	1.58	(0.21)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.20	(0.97)	(0.77)	(0.02)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(e)	Certain expenses incurred by the Fund were not annualized.

254	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(4.10)	$10.71	(13.84)%	$963	0.65	%(c)	1.29	%(c)	1.39	%(c)	46%
(3.72)	16.21	0.70	1,105	0.65		0.95		1.54		33
(0.97)	20.49	16.96	353	0.65		0.76		1.17		80
(0.23)	18.42	20.80	46	0.68		1.02		1.49		55	(d)
—	15.47	3.76	47	0.75	(c)	0.93	(c)	1.75	(c)	64

$(3.89)	$10.36	(14.15)%	$39	1.40	%(c)	2.04	%(c)	0.62	%(c)	46%
(3.65)	15.66	(0.01)	74	1.40		1.72		0.85		33
(1.11)	19.98	16.14	26	1.40		1.53		0.58		80
(0.22)	18.24	19.92	20	1.42		1.56		0.74		55	(d)
—	15.42	3.42	10	1.50	(c)	1.61	(c)	0.88	(c)	64

$(4.12)	$10.59	(13.77)%	$165	0.50	%(c)	1.01	%(c)	1.53	%(c)	46%
(3.69)	16.08	0.91	274	0.50		0.79		1.74		33
(1.21)	20.29	17.12	672	0.50		0.56		1.43		80
(0.23)	18.45	21.07	476	0.51		0.57		1.62		55	(d)
(0.27)	15.46	10.95	54	0.60		0.71		1.63		64
(0.02)	14.19	(5.27)	25	0.60	(c)(e)	1.32	(c)(e)	1.40	(c)(e)	51

$(4.15)	$10.62	(13.74)%	$19	0.40	%(c)	0.92	%(c)	1.62	%(c)	46%
(3.70)	16.14	0.96	72	0.45		0.60		1.79		33
(1.18)	20.36	17.17	138	0.50		0.51		1.45		80
(0.23)	18.48	21.04	121	0.50		0.66		1.64		55	(d)
(0.28)	15.49	11.20	86	0.50		0.75		1.72		64
(0.02)	14.20	(5.20)	1,771	0.50	(c)(e)	1.45	(c)(e)	1.51	(c)(e)	51

$(4.05)	$10.80	(13.70)%	$28,635	0.40	%(c)	0.91	%(c)	1.63	%(c)	46%
(3.70)	16.25	0.99	49,618	0.40		0.59		1.86		33
(1.19)	20.46	17.25	98,758	0.40		0.50		1.59		80
(0.24)	18.56	21.26	113,074	0.40		0.56		1.78		55	(d)
(0.26)	15.53	11.23	100,878	0.40		0.62		1.80		64
(0.02)	14.21	(5.12)	86,456	0.40	(c)(e)	0.74	(c)(e)	1.63	(c)(e)	51

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	255

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
3/31/2020†	$29.25	$0.14	$(1.41)	$(1.27)	$(0.33)	$(0.91)
9/30/2019	32.78	0.29	0.63	0.92	(0.90)	(3.55)
9/30/2018	34.27	0.32	4.58	4.90	(1.30)	(5.09)
9/30/2017	31.02	0.38	3.64	4.02	(0.77)	—
9/30/2016	32.13	0.64	1.29	1.93	(0.53)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.31	(1.88)	(1.57)	(0.55)	(2.29)
11/30/2014	34.91	0.39	2.81	3.20	(0.73)	(0.84)
Class C
3/31/2020†	$29.61	$0.02	$(1.43)	$(1.41)	$(0.10)	$(0.91)
9/30/2019	32.95	0.08	0.67	0.75	(0.54)	(3.55)
9/30/2018	34.36	0.08	4.59	4.67	(0.99)	(5.09)
9/30/2017	31.19	0.17	3.65	3.82	(0.65)	—
9/30/2016	32.20	0.42	1.30	1.72	(0.22)	(2.51)
12/1/2014 - 9/30/2015#	36.55	0.10	(1.88)	(1.78)	(0.28)	(2.29)
11/30/2014	34.93	0.13	2.80	2.93	(0.47)	(0.84)
Class R
3/31/2020†	$30.43	$0.10	$(1.47)	$(1.37)	$(0.27)	$(0.91)
9/30/2019	33.92	0.26	0.66	0.92	(0.86)	(3.55)
9/30/2018	34.19	0.27	4.70	4.97	(0.15)	(5.09)
9/30/2017	30.97	0.26	3.64	3.90	(0.68)	—
9/30/2016	32.08	0.52	1.27	1.79	(0.39)	(2.51)
12/1/2014 - 9/30/2015#	36.45	0.20	(1.87)	(1.67)	(0.41)	(2.29)
11/30/2014	34.87	0.26	2.81	3.07	(0.65)	(0.84)
Class P
3/31/2020†	$28.45	$0.17	$(1.37)	$(1.20)	$(0.43)	$(0.91)
9/30/2019	32.12	0.35	0.60	0.95	(1.07)	(3.55)
9/30/2018	33.95	0.38	4.50	4.88	(1.62)	(5.09)
9/30/2017	30.84	0.48	3.61	4.09	(0.98)	—
9/30/2016	32.07	0.72	1.27	1.99	(0.71)	(2.51)
12/1/2014 - 9/30/2015#	36.47	0.39	(1.87)	(1.48)	(0.63)	(2.29)
11/30/2014	34.84	0.47	2.80	3.27	(0.80)	(0.84)
Institutional Class
3/31/2020†	$28.76	$0.17	$(1.38)	$(1.21)	$(0.41)	$(0.91)
9/30/2019	32.41	0.37	0.61	0.98	(1.08)	(3.55)
9/30/2018	33.89	0.40	4.52	4.92	(1.31)	(5.09)
9/30/2017	30.76	0.49	3.61	4.10	(0.97)	—
9/30/2016	32.02	0.74	1.26	2.00	(0.75)	(2.51)
12/1/2014 - 9/30/2015#	36.42	0.40	(1.86)	(1.46)	(0.65)	(2.29)
11/30/2014	34.80	0.50	2.79	3.29	(0.83)	(0.84)
Administrative Class
3/31/2020†	$28.95	$0.14	$(1.39)	$(1.25)	$(0.30)	$(0.91)
9/30/2019	32.46	0.30	0.61	0.91	(0.87)	(3.55)
9/30/2018	34.08	0.33	4.54	4.87	(1.40)	(5.09)
9/30/2017	30.96	0.42	3.62	4.04	(0.92)	—
9/30/2016	32.14	0.66	1.29	1.95	(0.62)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.33	(1.88)	(1.55)	(0.56)	(2.29)
11/30/2014	34.84	0.43	2.79	3.22	(0.68)	(0.84)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.

256	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.24)	$26.74		(4.80)%	$102,222	0.96	%(c)	0.96	%(c)	0.92	%(c)	70%
(4.45)	29.25		5.29	69,611	1.02		1.02		0.99		143
(6.39)	32.78		16.83	61,385	—		0.96		1.02		133
(0.77)	34.27		13.14	76,586	—		1.02		1.19		124	(d)
(3.04)	31.02		6.42	259,711	—		0.99		2.12		101
(2.84)	32.13		(4.56)	465,080	—	(c)(e)	0.98	(c)(e)	1.08	(c)(e)	73
(1.57)	36.54	(f)	9.47 (f)	483,863	—		0.97		1.09		94

$(1.01)	$27.19		(5.16)%	$64,759	1.71	%(c)	1.71	%(c)	0.15	%(c)	70%
(4.09)	29.61		4.53	60,434	1.75		1.75		0.26		143
(6.08)	32.95		15.90	53,461	—		1.73		0.24		133
(0.65)	34.36		12.41	48,905	—		1.69		0.51		124	(d)
(2.73)	31.19		5.65	67,423	—		1.71		1.40		101
(2.57)	32.20		(5.11)	101,326	—	(c)(e)	1.71	(c)(e)	0.34	(c)(e)	73
(1.31)	36.55	(f)	8.66 (f)	127,201	—		1.70		0.36		94

$(1.18)	$27.88		(4.93)%	$175	1.23	%(c)	1.23	%(c)	0.62	%(c)	70%
(4.41)	30.43		5.12	166	1.17		1.17		0.87		143
(5.24)	33.92		16.59	98	—		1.17		0.81		133
(0.68)	34.19		12.79	114	—		1.42		0.82		124(d	)
(2.90)	30.97		5.95	1,145	—		1.43		1.73		101
(2.70)	32.08		(4.82)	1,592	—	(c)(e)	1.36	(c)(e)	0.70	(c)(e)	73
(1.49)	36.45	(f)	9.10 (f)	1,440	—		1.30		0.74		94

$(1.34)	$25.91		(4.68)%	$210,358	0.70	%(c)	0.70	%(c)	1.17	%(c)	70%
(4.62)	28.45		5.59	155,601	0.75		0.75		1.26		143
(6.71)	32.12		17.08	102,412	—		0.74		1.24		133
(0.98)	33.95		13.52	80,392	—		0.72		1.49		124	(d)
(3.22)	30.84		6.67	88,900	—		0.73		2.38		101
(2.92)	32.07		(4.32)	160,998	—	(c)(e)	0.69	(c)(e)	1.36	(c)(e)	73
(1.64)	36.47	(f)	9.71 (f)	224,860	—		0.74		1.32		94

$(1.32)	$26.23		(4.70)%	$475,817	0.69	%(c)	0.69	%(c)	1.18	%(c)	70%
(4.63)	28.76		5.62	370,111	0.72		0.72		1.29		143
(6.40)	32.41		17.10	332,874	—		0.71		1.27		133
(0.97)	33.89		13.58	322,732	—		0.68		1.54		124	(d)
(3.26)	30.76		6.73	1,089,974	—		0.67		2.47		101
(2.94)	32.02		(4.27)	1,428,098	—	(c)(e)	0.66	(c)(e)	1.40	(c)(e)	73
(1.67)	36.42	(f)	9.79 (f)	1,781,193	—		0.65		1.41		94

$(1.21)	$26.49		(4.75)%	$740	0.91	%(c)	0.91	%(c)	0.96	%(c)	70%
(4.42)	28.95		5.29	550	0.97		0.97		1.03		143
(6.49)	32.46		16.88	997	—		0.93		1.05		133
(0.92)	34.08		13.30	1,240	—		0.89		1.32		124	(d)
(3.13)	30.96		6.52	1,428	—		0.90		2.20		101
(2.85)	32.14		(4.49)	1,998	—	(c)(e)	0.89	(c)(e)	1.15	(c)(e)	73
(1.52)	36.54	(f)	9.57 (f)	3,783	—		0.89		1.22		94

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	257

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Core Bond:
Class P
3/31/2020†	$16.01	$0.18	$0.25	$0.43	$(0.23)	$(0.76)
9/30/2019	14.91	0.45	1.11	1.56	(0.46)	—
5/30/2018* - 9/30/2018	15.00	0.14	(0.12)	0.02	(0.11)	—
Institutional Class
3/31/2020†	$16.00	$0.18	$0.27	$0.45	$(0.24)	$(0.76)
9/30/2019	14.91	0.46	1.10	1.56	(0.47)	—
5/30/2018* - 9/30/2018	15.00	0.14	(0.12)	0.02	(0.11)	—
Class R6
3/31/2020†	$16.00	$0.19	$0.26	$0.45	$(0.24)	$(0.76)
9/30/2019	14.91	0.47	1.10	1.57	(0.48)	—
5/30/2018* - 9/30/2018	15.00	0.14	(0.12)	0.02	(0.11)	—
AllianzGI Core Plus Bond:
Class P
3/31/2020†	$16.00	$0.20	$(0.08)	$0.12	$(0.22)	$(0.57)
9/30/2019	14.92	0.46	1.06	1.52	(0.44)	—
5/30/2018* - 9/30/2018	15.00	0.14	(0.11)	0.03	(0.11)	—
Institutional Class
3/31/2020†	$16.00	$0.21	$(0.10)	$0.11	$(0.22)	$(0.57)
9/30/2019	14.92	0.47	1.06	1.53	(0.45)	—
5/30/2018* - 9/30/2018	15.00	0.14	(0.11)	0.03	(0.11)	—
Class R6
3/31/2020†	$16.00	$0.21	$(0.09)	$0.12	$(0.23)	$(0.57)
9/30/2019	14.92	0.48	1.07	1.55	(0.47)	—
5/30/2018* - 9/30/2018	15.00	0.15	(0.12)	0.03	(0.11)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

258	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.99)	$15.45(e	)	2.84	%(e)	$11	0.30	%(c)	0.98	%(c)	2.32	%(c)	382%
(0.46)	16.01		10.64		26	0.30		1.13		2.90		902
(0.11)	14.91		0.11		10	0.30	(c)(d)	1.45	(c)(d)	2.71	(c)(d)	305

$(1.00)	$15.45	(e)	2.96	%(e)	$61	0.25	%(c)	1.00	%(c)	2.35	%(c)	382%
(0.47)	16.00		10.65		51	0.25		7.46		2.98		902
(0.11)	14.91		0.13		10	0.25	(c)(d)	1.45	(c)(d)	2.76	(c)(d)	305

$(1.00)	$15.45	(e)	2.99	%(e)	$48,572	0.20	%(c)	0.93	%(c)	2.41	%(c)	382%
(0.48)	16.00		10.73		33,788	0.20		1.17		3.03		902
(0.11)	14.91		0.15		29,356	0.20	(c)(d)	1.47	(c)(d)	2.83	(c)(d)	305

$(0.79)	$15.33		0.77%		$11	0.35	%(c)	0.70	%(c)	2.58	%(c)	296%
(0.44)	16.00		10.39		11	0.35		0.93		3.01		864
(0.11)	14.92		0.18		10	0.35	(c)(d)	1.19	(c)(d)	2.81	(c)(d)	302

$(0.79)	$15.32		0.74%		$11	0.30	%(c)	0.70	%(c)	2.63	%(c)	296%
(0.45)	16.00		10.47		11	0.30		21.03		3.06		864
(0.11)	14.92		0.20		10	0.30	(c)(d)	1.19	(c)(d)	2.86	(c)(d)	302

$(0.80)	$15.32		0.76%		$55,954	0.25	%(c)	0.74	%(c)	2.68	%(c)	296%
(0.47)	16.00		10.56		59,419	0.25		0.94		3.11		864
(0.11)	14.92		0.22		40,075	0.25	(c)(d)	1.19	(c)(d)	2.91	(c)(d)	302

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	259

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Consumer:
Class A
3/31/2020†	$13.51	$0.01	$(1.78)	$(1.77)	$(0.10)	$—
9/30/2019	13.88	0.12	(0.45)	(0.33)	(0.04)	—
9/30/2018	15.76	0.11	(1.11)	(1.00)	(0.26)	(0.62)
9/30/2017	13.60	0.21	2.07	2.28	(0.12)	—
9/30/2016	12.24	0.11	1.31	1.42	(0.06)	—
12/1/2014* - 9/30/2015#	15.00	0.13	(2.89)	(2.76)	—	—
Institutional Class
3/31/2020†	$13.51	$0.03	$(1.76)	$(1.73)	$(0.15)	$—
9/30/2019	14.05	0.17	(0.48)	(0.31)	(0.23)	—
9/30/2018	15.86	0.21	(1.17)	(0.96)	(0.23)	(0.62)
9/30/2017	13.68	0.22	2.11	2.33	(0.15)	—
9/30/2016	12.28	0.19	1.28	1.47	(0.07)	—
12/1/2014* - 9/30/2015#	15.00	0.13	(2.85)	(2.72)	—	—
AllianzGI Emerging Markets Small-Cap:
Class A
3/31/2020†	$16.15	$0.05	$(3.53)	$(3.48)	$(0.72)	$—
9/30/2019	16.61	0.24	0.03	0.27	(0.10)	(0.63)
9/30/2018	18.36	0.16	(0.59)	(0.43)	(0.85)	(0.47)
9/30/2017	15.15	0.23	2.98	3.21	—	—
9/30/2016	14.04	0.16	1.16	1.32	(0.21)	—
12/1/2014* - 9/30/2015#	15.00	0.26	(1.22)	(0.96)	—	—
Institutional Class
3/31/2020†	$15.87	$0.08	$(3.51)	$(3.43)	$(0.61)	$—
9/30/2019	16.45	0.34	(0.03)	0.31	(0.26)	(0.63)
9/30/2018	18.04	0.26	(0.62)	(0.36)	(0.76)	(0.47)
9/30/2017	15.30	0.24	2.95	3.19	(0.45)	—
9/30/2016	14.08	0.30	1.06	1.36	(0.14)	—
12/1/2014* - 9/30/2015#	15.00	0.22	(1.14)	(0.92)	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)

Payments from Affiliates increased the end of period net asset value (“NAV”) and total return by $0.01 and 0.06%, respectively, for Class A and $0.01 and 0.05%, respectively, for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $16.60 and (2.78)%, respectively, for Class A and $16.44 and (2.43)%, respectively, for Institutional Class.

(f)

Due to a change in accounting estimate resulting from a revised agreement with the Fund’s custodian and accounting agent, in order to lower costs and seek economies of scale for all Funds in the Trust, the custodian and accounting agent expense was reduced for the period. The effect on the Ratio of Expenses to Average Net Assets without Fee Waiver/Reimbursement was a decrease in the ratio of 0.90%.

260	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.10)	$11.64		(13.25)%		$54	1.40	%(c)	1.76	%(c)	0.10	%(c)	29%
(0.04)	13.51		(2.34)		62	1.52		1.75		0.90		82
(0.88)	13.88		(7.04)		69	1.55		1.78		0.68		115
(0.12)	15.76		16.97		155	1.55		16.84		1.47		122
(0.06)	13.60		11.67		48	1.58		38.88		0.90		91
—	12.24		(18.40)		37	1.65	(c)(d)	9.30	(c)(d)	1.15	(c)(d)	77

$(0.15)	$11.63		(13.02)%		$32,399	1.05	%(c)	1.44	%(c)	0.45	%(c)	29%
(0.23)	13.51		(2.05)		39,186	1.16		1.43		1.30		82
(0.85)	14.05		(6.69)		43,333	1.20		1.37		1.36		115
(0.15)	15.86		17.37		43,487	1.20		1.64		1.55		122
(0.07)	13.68		12.06		44,630	1.22		2.04		1.49		91
—	12.28		(18.13)		15,591	1.30	(c)(d)	3.55	(c)(d)	1.14	(c)(d)	77

$(0.72)	$11.95		(22.84)%		$166	1.83	%(c)	4.15	%(c)	0.61	%(c)	32%
(0.73)	16.15		2.14		116	1.85		3.00	(f)	1.55		73
(1.32)	16.61(e	)	(2.72	)(e)	135	1.85		3.71		0.90		119
—	18.36		21.19		204	1.85		15.72		1.39		121
(0.21)	15.15		9.54		67	1.85		6.84		1.14		147
—	14.04		(6.39)		621	1.85	(c)(d)	9.40	(c)(d)	2.12	(c)(d)	103

$(0.61)	$11.83		(22.73)%		$5,335	1.50	%(c)	3.83	%(c)	0.95	%(c)	32%
(0.89)	15.87		2.52		7,814	1.50		2.84	(f)	2.19		73
(1.23)	16.45	(e)	(2.38	)(e)	10,030	1.50		3.05		1.46		119
(0.45)	18.04		21.69		11,251	1.50		3.38		1.47		121
(0.14)	15.30		9.80		13,367	1.50		4.72		2.08		147
—	14.08		(6.11)		7,921	1.50	(c)(d)	7.77	(c)(d)	1.78	(c)(d)	103

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	261

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets SRI Debt:
Class A
3/31/2020†	$14.09	$0.23	$(1.44)	$(1.21)	$(0.18)	$—
9/30/2019	13.35	0.54	0.70	1.24	(0.01)	—
9/30/2018	14.87	0.71	(1.52)	(0.81)	(0.60)	(0.11)
9/30/2017	14.89	0.75	0.16	0.91	(0.91)	(0.02)
9/30/2016	13.51	0.71	1.32	2.03	(0.65)	—
12/1/2014 - 9/30/2015#	14.92	0.47	(1.35)	(0.88)	(0.53)	—
9/15/2014* - 11/30/2014	15.00	0.11	(0.19)	(0.08)	—	—
Class C
3/31/2020†	$14.19	$0.18	$(1.46)	$(1.28)	$(0.13)	$—
9/30/2019	13.48	0.44	0.70	1.14	(0.02)	—
9/30/2018	14.95	0.64	(1.56)	(0.92)	(0.44)	(0.11)
9/30/2017	14.96	0.64	0.17	0.81	(0.80)	(0.02)
9/30/2016	13.51	0.61	1.32	1.93	(0.48)	—
12/1/2014 - 9/30/2015#	14.90	0.39	(1.36)	(0.97)	(0.42)	—
9/15/2014* - 11/30/2014	15.00	0.09	(0.19)	(0.10)	—	—
Class P
3/31/2020†	$13.83	$0.24	$(1.42)	$(1.18)	$(0.19)	$—
9/30/2019	13.24	0.55	0.69	1.24	(0.15)	—
9/30/2018	14.84	0.75	(1.53)	(0.78)	(0.71)	(0.11)
9/30/2017	14.90	0.77	0.16	0.93	(0.97)	(0.02)
9/30/2016	13.51	0.70	1.35	2.05	(0.66)	—
12/1/2014 - 9/30/2015#	14.92	0.49	(1.34)	(0.85)	(0.56)	—
9/15/2014* - 11/30/2014	15.00	0.12	(0.20)	(0.08)	—	—
Institutional Class
3/31/2020†	$13.88	$0.25	$(1.43)	$(1.18)	$(0.20)	$—
9/30/2019	13.23	0.56	0.70	1.26	(0.10)	—
9/30/2018	14.83	0.77	(1.55)	(0.78)	(0.71)	(0.11)
9/30/2017	14.88	0.79	0.16	0.95	(0.98)	(0.02)
9/30/2016	13.51	0.72	1.34	2.06	(0.69)	—
12/1/2014 - 9/30/2015#	14.93	0.50	(1.35)	(0.85)	(0.57)	—
9/15/2014* - 11/30/2014	15.00	0.12	(0.19)	(0.07)	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

262	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$(0.18)	$12.70	(8.64)%	$144	1.05	%(c)	2.23	%(c)	3.34	%(c)	86%
(0.49)	(0.50)	14.09	9.38	134	1.06		2.08		3.91		176
—	(0.71)	13.35	(5.62)	135	1.20		1.89		4.89		127
—	(0.93)	14.87	6.41	140	1.20		1.66		5.05		118
—	(0.65)	14.89	15.39	175	1.20		1.68		5.01		123
—	(0.53)	13.51	(6.00)	9	1.23	(c)(d)	2.32	(c)(d)	3.97	(c)(d)	125
—	—	14.92	(0.53)	10	1.20	(c)	2.51	(c)	3.65	(c)	27

$—	$(0.13)	$12.78	(9.07)%	$12	1.80	%(c)	2.93	%(c)	2.55	%(c)	86%
(0.41)	(0.43)	14.19	8.49	13	1.80		2.79		3.15		176
—	(0.55)	13.48	(6.30)	46	1.95		2.68		4.41		127
—	(0.82)	14.95	5.64	113	1.95		2.41		4.33		118
—	(0.48)	14.96	14.56	109	1.95		2.34		4.28		123
—	(0.42)	13.51	(6.61)	9	1.98	(c)(d)	3.06	(c)(d)	3.23	(c)(d)	125
—	—	14.90	(0.67)	10	1.95	(c)	3.25	(c)	2.90	(c)	27

$—	$(0.19)	$12.46	(8.59)%	$11	0.90	%(c)	1.91	%(c)	3.45	%(c)	86%
(0.50)	(0.65)	13.83	9.56	12	0.90		1.76		4.07		176
—	(0.82)	13.24	(5.44)	11	1.04		1.68		5.27		127
—	(0.99)	14.84	6.55	12	1.05		1.34		5.26		118
—	(0.66)	14.90	15.57	11	1.05		1.40		5.02		123
—	(0.56)	13.51	(5.86)	10	1.08	(c)(d)	2.06	(c)(d)	4.12	(c)(d)	125
—	—	14.92	(0.53)	10	1.05	(c)	2.25	(c)	3.80	(c)	27

$—	$(0.20)	$12.50	(8.57)%	$22,544	0.80	%(c)	1.92	%(c)	3.56	%(c)	86%
(0.51)	(0.61)	13.88	9.70	20,115	0.81		1.76		4.17		176
—	(0.82)	13.23	(5.40)	18,321	0.95		1.61		5.34		127
—	(1.00)	14.83	6.73	36,313	0.95		1.35		5.35		118
—	(0.69)	14.88	15.67	43,318	0.95		1.40		5.15		123
—	(0.57)	13.51	(5.82)	28,557	0.97	(c)(d)	2.07	(c)(d)	4.22	(c)(d)	125
—	—	14.93	(0.47)	29,856	0.95	(c)	2.28	(c)	3.91	(c)	27

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	263

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Value:
Class A
3/31/2020†	$15.55	$0.04	$(2.03)	$(1.99)	$(0.09)	$—
9/30/2019	16.18	0.42	(0.68)	(0.26)	(0.37)	—
9/30/2018	17.24	0.41	(1.14)	(0.73)	(0.26)	(0.07)
9/30/2017	14.31	0.40	2.85	3.25	(0.32)	—
9/30/2016	12.34	0.47	1.90	2.37	(0.40)	—
12/1/2014 - 9/30/2015#	15.45	0.49	(2.74)	(2.25)	(0.62)	(0.24)
11/30/2014	15.42	0.37	0.08	0.45	(0.42)	—
Class C
3/31/2020†	$15.56	$(0.02)	$(2.02)	$(2.04)	$(0.06)	$—
9/30/2019	16.23	0.35	(0.73)	(0.38)	(0.29)	—
9/30/2018	17.33	0.24	(1.11)	(0.87)	(0.16)	(0.07)
9/30/2017	14.29	0.34	2.81	3.15	(0.11)	—
9/30/2016	12.31	0.32	1.96	2.28	(0.30)	—
12/1/2014 - 9/30/2015#	15.40	0.36	(2.68)	(2.32)	(0.53)	(0.24)
11/30/2014	15.35	0.28	0.05	0.33	(0.28)	—
Class P
3/31/2020†	$15.53	$0.05	$(2.02)	$(1.97)	$(0.10)	$—
9/30/2019	16.16	0.45	(0.69)	(0.24)	(0.39)	—
9/30/2018	17.13	0.36	(1.08)	(0.72)	(0.18)	(0.07)
9/30/2017	14.31	0.46	2.78	3.24	(0.42)	—
9/30/2016	12.46	0.62	1.80	2.42	(0.57)	—
12/1/2014 - 9/30/2015#	15.56	0.49	(2.74)	(2.25)	(0.61)	(0.24)
11/30/2014	15.45	0.43	0.05	0.48	(0.37)	—
Institutional Class
3/31/2020†	$15.48	$0.06	$(2.02)	$(1.96)	$(0.11)	$—
9/30/2019	16.29	0.49	(0.73)	(0.24)	(0.57)	—
9/30/2018	17.49	0.42	(1.11)	(0.69)	(0.44)	(0.07)
9/30/2017	14.46	0.44	2.91	3.35	(0.32)	—
9/30/2016	12.47	0.43	2.01	2.44	(0.45)	—
12/1/2014 - 9/30/2015#	15.57	0.51	(2.74)	(2.23)	(0.63)	(0.24)
11/30/2014	15.46	0.46	0.03	0.49	(0.38)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)

Payments from Affiliates increased the end of year net asset value (“NAV”) and total return by $0.02 and 0.15%, respectively, for Class A, $0.02 and 0.14%, respectively, for Class C, $0.02 and 0.14%, respectively, for Class P and $0.01 and 0.07%, respectively for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $17.22 and 22.92%, respectively, for Class A, $17.31 and 21.92%, respectively, for Class C, $17.11 and 23.08%, respectively, for Class P and $17.48 and 23.26%, respectively for Institutional Class.

264	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.09)	$13.47		(12.88)%	$11,663	1.14	%(c)	1.64	%(c)	0.54	%(c)	53%
(0.37)	15.55		(1.68)	14,395	1.15		1.65		2.69		101
(0.33)	16.18		(4.36)	22,590	1.14		1.65		2.31		116
(0.32)	17.24	(d)	23.07 (d)	11,026	1.22	(e)	3.32	(e)	2.58	(e)	120
(0.40)	14.31	(f)	19.57 (f)	2,141	1.39		7.84		3.62		104
(0.86)	12.34		(15.12)	207	1.55	(c)(g)	6.55	(c)(g)	4.13	(c)(g)	93
(0.42)	15.45		2.94	110	1.55		4.86		2.33		85

$(0.06)	$13.46		(13.21)%	$822	1.89	%(c)	2.37	%(c)	(0.21	)%(c)	53%
(0.29)	15.56		(2.38)	1,006	1.90		2.40		2.24		101
(0.23)	16.23		(5.08)	1,196	1.90		2.38		1.35		116
(0.11)	17.33	(d)	22.06 (d)	527	1.95	(e)	4.00	(e)	2.16	(e)	120
(0.30)	14.29	(f)	18.80 (f)	113	2.16		8.01		2.49		104
(0.77)	12.31		(15.62)	104	2.30	(c)(g)	7.39	(c)(g)	3.12	(c)(g)	93
(0.28)	15.40		2.19	73	2.30		5.60		1.82		85

$(0.10)	$13.46		(12.79)%	$1,378	0.98	%(c)	1.27	%(c)	0.67	%(c)	53%
(0.39)	15.53		(1.53)	2,022	0.99		1.32		2.90		101
(0.25)	16.16		(4.30)	3,312	0.98		1.48		2.03		116
(0.42)	17.13	(d)	23.22 (d)	19,899	1.05	(e)	3.00	(e)	2.99	(e)	120
(0.57)	14.31	(f)	19.95 (f)	139	1.20		7.47		4.67		104
(0.85)	12.46		(15.03)	9	1.39	(c)(g)	5.87	(c)(g)	4.12	(c)(g)	93
(0.37)	15.56		3.13	11	1.39		4.64		2.77		85

$(0.11)	$13.41		(12.76)%	$79,587	0.89	%(c)	1.38	%(c)	0.79	%(c)	53%
(0.57)	15.48		(1.45)	90,711	0.90		1.37		3.13		101
(0.51)	16.29		(4.12)	111,161	0.90		1.39		2.41		116
(0.32)	17.49	(d)	23.33 (d)	34,444	0.95	(e)	2.87	(e)	2.71	(e)	120
(0.45)	14.46	(f)	19.95 (f)	6,370	1.17		6.98		3.35		104
(0.87)	12.47		(14.91)	6,688	1.30	(c)(g)	5.93	(c)(g)	4.25	(c)(g)	93
(0.38)	15.57		3.18	7,889	1.30		4.63		2.96		85

(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(g)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	265

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Floating Rate Note:
Class P
3/31/2020†	$14.86	$0.17	$(1.13)	$(0.96)	$(0.11)	$(0.01)
9/30/2019	14.95	0.35	0.11	0.46	(0.39)	(0.16)
12/27/2017* - 9/30/2018	15.00	0.20	(0.02)	0.18	(0.23)	—
Institutional Class
3/31/2020†	$14.84	$0.17	$(1.12)	$(0.95)	$(0.12)	$(0.01)
9/30/2019	14.95	0.37	0.11	0.48	(0.43)	(0.16)
12/27/2017* - 9/30/2018	15.00	0.21	(0.02)	0.19	(0.24)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

266	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.12)	$13.78	(6.51)%	$10	0.40	%(c)	1.51	%(c)	2.26	%(c)	50%
(0.55)	14.86	3.14	10	0.50		1.67		2.38		161
(0.23)	14.95	1.18	10	0.68	(c)(d)	3.39	(c)(d)	1.75	(c)(d)	39

$(0.13)	$13.76	(6.48)%	$13,332	0.30	%(c)	1.51	%(c)	2.36	%(c)	50%
(0.59)	14.84	3.27	13,662	0.40		1.70		2.48		161
(0.24)	14.95	1.25	15,237	0.58	(c)(d)	3.26	(c)(d)	1.88	(c)(d)	39

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	267

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
3/31/2020†	$11.05	$0.12	$(0.88)	$(0.76)	$(0.12)	$(0.88)
9/30/2019	11.47	0.21	0.06	0.27	(0.25)	(0.44)
9/30/2018	12.34	0.26	0.07	0.33	(0.55)	(0.65)
9/30/2017	11.23	0.20	1.11	1.31	(0.20)	—
9/30/2016	10.98	0.07	0.63	0.70	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.18	0.25	(0.89)	(0.64)	(0.42)	(0.14)
11/30/2014	11.90	0.30	0.25	0.55	(0.27)	—
Class C
3/31/2020†	$11.37	$0.08	$(0.92)	$(0.84)	$(0.03)	$(0.88)
9/30/2019	11.67	0.13	0.08	0.21	(0.07)	(0.44)
9/30/2018	12.47	0.19	0.06	0.25	(0.40)	(0.65)
9/30/2017	11.32	0.13	1.12	1.25	(0.10)	—
9/30/2016	11.13	(0.01)	0.63	0.62	(0.03)	(0.40)
12/1/2014 - 9/30/2015#	12.33	0.18	(0.91)	(0.73)	(0.33)	(0.14)
11/30/2014	12.04	0.22	0.24	0.46	(0.17)	—
Class R
3/31/2020†	$10.93	$0.11	$(0.87)	$(0.76)	$(0.10)	$(0.88)
9/30/2019	11.34	0.26	(0.01)	0.25	(0.22)	(0.44)
9/30/2018	12.22	0.21	0.10	0.31	(0.54)	(0.65)
9/30/2017	11.15	0.18	1.11	1.29	(0.22)	—
9/30/2016	10.93	0.05	0.62	0.67	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.13	0.22	(0.88)	(0.66)	(0.40)	(0.14)
11/30/2014	11.84	0.28	0.26	0.54	(0.25)	—
Class P
3/31/2020†	$10.94	$0.14	$(0.88)	$(0.74)	$(0.16)	$(0.88)
9/30/2019	11.38	0.18	0.12	0.30	(0.30)	(0.44)
9/30/2018	12.28	0.27	0.09	0.36	(0.61)	(0.65)
9/30/2017	11.24	0.24	1.11	1.35	(0.31)	—
9/30/2016	10.98	0.12	0.61	0.73	(0.07)	(0.40)
12/1/2014 - 9/30/2015#	12.19	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.90	0.32	0.26	0.58	(0.29)	—
Institutional Class
3/31/2020†	$11.02	$0.13	$(0.88)	$(0.75)	$(0.16)	$(0.88)
9/30/2019	11.45	0.24	0.06	0.30	(0.29)	(0.44)
9/30/2018	12.15	0.28	0.08	0.36	(0.41)	(0.65)
9/30/2017	11.11	0.26	1.05	1.31	(0.27)	—
9/30/2016	10.86	0.10	0.61	0.71	(0.06)	(0.40)
12/1/2014 - 9/30/2015#	12.07	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.78	0.32	0.27	0.59	(0.30)	—
Class R6
3/31/2020†	$10.78	$0.13	$(0.85)	$(0.72)	$(0.17)	$(0.88)
9/30/2019	11.23	0.23	0.06	0.29	(0.30)	(0.44)
9/30/2018	12.13	0.29	0.07	0.36	(0.61)	(0.65)
9/30/2017	11.10	0.23	1.11	1.34	(0.31)	—
9/30/2016	10.85	0.05	0.67	0.72	(0.07)	(0.40)
9/8/2015* - 9/30/2015#	11.01	0.01	(0.13)	(0.12)	(0.04)	—
Administrative Class
3/31/2020†	$11.38	$0.13	$(0.91)	$(0.78)	$(0.14)	$(0.88)
9/30/2019	11.77	0.22	0.08	0.30	(0.25)	(0.44)
9/30/2018	12.64	0.28	0.07	0.35	(0.57)	(0.65)
9/30/2017	11.52	0.22	1.15	1.37	(0.25)	—
9/30/2016	11.25	0.08	0.64	0.72	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.47	0.23	(0.89)	(0.66)	(0.42)	(0.14)
11/30/2014	12.17	0.30	0.27	0.57	(0.27)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

268	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(1.00)	$9.29		(7.92)%	$40,668	0.50	%(d)	1.13	%(d)	2.21	%(d)	103%
(0.69)	11.05	(e)	3.05 (e)	49,259	0.61		1.14		1.95		29
(1.20)	11.47		2.62	40,974	0.59		1.12		2.24		17
(0.20)	12.34		11.88	47,170	0.60		1.12		1.73		15
(0.45)	11.23		6.55	84,852	0.60		1.13		0.68		57
(0.56)	10.98		(5.45)	88,132	0.55	(d)(f)	1.30	(d)(f)	2.52	(d)(f)	113
(0.27)	12.18		4.62	65,499	0.40		1.34		2.48		48

$(0.91)	$9.62		(8.34)%	$4,315	1.25	%(d)	1.89	%(d)	1.43	%(d)	103%
(0.51)	11.37	(e)	2.29 (e)	6,393	1.34		1.91		1.14		29
(1.05)	11.67		1.90	26,220	1.33		1.86		1.56		17
(0.10)	12.47		11.09	34,670	1.35		1.87		1.12		15
(0.43)	11.32		5.72	46,387	1.38		1.90		(0.06)		57
(0.47)	11.13		(6.07)	51,322	1.29	(d)(f)	2.04	(d)(f)	1.78	(d)(f)	113
(0.17)	12.33		3.88	62,275	1.13		2.08		1.78		48

$(0.98)	$9.19		(8.00)%	$19	0.70	%(d)	1.34	%(d)	2.02	%(d)	103%
(0.66)	10.93	(e)	2.80 (e)	21	0.81		1.46		2.43		29
(1.19)	11.34		2.43	35	0.80		1.32		1.85		17
(0.22)	12.22		11.78	24	0.78		1.31		1.55		15
(0.45)	11.15		6.25	17	0.81		1.33		0.45		57
(0.54)	10.93		(5.61)	16	0.72	(d)(f)	1.50	(d)(f)	2.23	(d)(f)	113
(0.25)	12.13		4.57	17	0.56		1.53		2.32		48

$(1.04)	$9.16		(7.88)%	$3,540	0.30	%(d)	0.90	%(d)	2.66	%(d)	103%
(0.74)	10.94	(e)	3.30 (e)	6,173	0.37		0.91		1.68		29
(1.26)	11.38		2.92	4,292	0.35		0.88		2.30		17
(0.31)	12.28		12.31	3,563	0.32		0.85		2.05		15
(0.47)	11.24		6.78	1,901	0.30		0.83		1.10		57
(0.59)	10.98		(5.30)	2,069	0.33	(d)(f)	1.06	(d)(f)	2.52	(d)(f)	113
(0.29)	12.19		4.96	2,139	0.16		1.12		2.68		48

$(1.04)	$9.23		(7.91)%	$5,345	0.32	%(d)	0.95	%(d)	2.39	%(d)	103%
(0.73)	11.02	(e)	3.34 (e)	6,026	0.36		0.89		2.25		29
(1.06)	11.45		2.92	6,652	0.33		0.86		2.43		17
(0.27)	12.15		12.08	6,871	0.40		0.95		2.35		15
(0.46)	11.11		6.72	68,709	0.40		0.92		0.89		57
(0.59)	10.86		(5.34)	74,024	0.32	(d)(f)	1.07	(d)(f)	2.58	(d)(f)	113
(0.30)	12.07		5.01	74,957	0.16		1.11		2.69		48

$(1.05)	$9.01		(7.81)%	$206,843	0.20	%(d)	0.82	%(d)	2.54	%(d)	103%
(0.74)	10.78	(e)	3.34 (e)	249,269	0.28		0.82		2.23		29
(1.26)	11.23		2.95	252,313	0.28		0.81		2.48		17
(0.31)	12.13		12.40	264,255	0.28		0.80		1.99		15
(0.47)	11.10		6.81	291,767	0.30		0.83		0.48		57
(0.04)	10.85		(1.14)	91,912	0.30	(d)(f)	1.31	(d)(f)	2.07	(d)(f)	113

$(1.02)	$9.58		(7.93)%	$22	0.45	%(d)	1.07	%(d)	2.26	%(d)	103%
(0.69)	11.38	(e)	3.17 (e)	23	0.53		1.07		1.97		29
(1.22)	11.77		2.68	22	0.53		1.06		2.28		17
(0.25)	12.64		12.07	26	0.53		1.06		1.86		15
(0.45)	11.52		6.58	32	0.56		1.08		0.67		57
(0.56)	11.25		(5.50)	27	0.57	(d)(f)	1.23	(d)(f)	2.35	(d)(f)	113
(0.27)	12.47		4.68	33	0.41		1.27		2.45		48

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	269

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
3/31/2020†	$19.21	$0.13	$(1.53)	$(1.40)	$(0.72)	$(1.30)
9/30/2019	20.19	0.34	(0.48)	(0.14)	(0.36)	(0.48)
9/30/2018	20.52	0.28	0.32	0.60	(0.21)	(0.72)
9/30/2017	18.32	0.20	2.00	2.20	—	—
9/30/2016	17.99	0.17	0.66	0.83	(0.22)	(0.28)
12/1/2014 - 9/30/2015#	21.93	0.39	(1.43)	(1.04)	(0.81)	(2.09)
11/30/2014	24.70	0.44	0.31	0.75	(0.66)	(2.86)
Class C
3/31/2020†	$18.84	$0.06	$(1.52)	$(1.46)	$(0.59)	$(1.30)
9/30/2019	19.56	0.19	(0.43)	(0.24)	—	(0.48)
9/30/2018	20.05	0.12	0.31	0.43	(0.20)	(0.72)
9/30/2017	18.05	0.08	1.92	2.00	—	—
9/30/2016	17.63	0.08	0.62	0.70	—	(0.28)
12/1/2014 - 9/30/2015#	21.52	0.30	(1.45)	(1.15)	(0.65)	(2.09)
11/30/2014	24.28	0.25	0.32	0.57	(0.47)	(2.86)
Class R
3/31/2020†	$19.10	$0.10	$(1.53)	$(1.43)	$(0.65)	$(1.30)
9/30/2019	19.97	0.26	(0.45)	(0.19)	(0.20)	(0.48)
9/30/2018	20.35	0.21	0.30	0.51	(0.17)	(0.72)
9/30/2017	18.23	0.16	1.96	2.12	—	—
9/30/2016	17.84	0.16	0.63	0.79	(0.12)	(0.28)
12/1/2014 - 9/30/2015#	21.79	0.36	(1.45)	(1.09)	(0.77)	(2.09)
11/30/2014	24.62	0.40	0.30	0.70	(0.67)	(2.86)
Class P
3/31/2020†	$19.09	$0.10	$(1.35)	$(1.25)	$—	$(1.30)
9/30/2019	20.07	0.36	(0.46)	(0.10)	(0.40)	(0.48)
9/30/2018	20.48	0.32	0.31	0.63	(0.32)	(0.72)
9/30/2017	18.36	0.28	1.94	2.22	(0.10)	—
9/30/2016	17.97	0.16	0.71	0.87	(0.20)	(0.28)
12/1/2014 - 9/30/2015#	21.94	0.40	(1.42)	(1.02)	(0.86)	(2.09)
11/30/2014	24.71	0.46	0.33	0.79	(0.70)	(2.86)
Institutional Class
3/31/2020†	$19.50	$0.16	$(1.55)	$(1.39)	$(0.78)	$(1.30)
9/30/2019	20.22	0.39	(0.45)	(0.06)	(0.18)	(0.48)
9/30/2018	20.61	0.34	0.32	0.66	(0.33)	(0.72)
9/30/2017	18.37	0.27	1.98	2.25	(0.01)	—
9/30/2016	18.02	0.23	0.65	0.88	(0.25)	(0.28)
12/1/2014 - 9/30/2015#	22.00	0.36	(1.37)	(1.01)	(0.88)	(2.09)
11/30/2014	24.74	0.48	0.34	0.82	(0.70)	(2.86)
Class R6
3/31/2020†	$19.18	$0.15	$(1.53)	$(1.38)	$(0.73)	$(1.30)
9/30/2019	20.15	0.39	(0.48)	(0.09)	(0.40)	(0.48)
9/30/2018	20.56	0.34	0.32	0.66	(0.35)	(0.72)
9/30/2017	18.38	0.28	1.99	2.27	(0.09)	—
2/1/2016* - 9/30/2016	17.30	0.09	0.99	1.08	—	—
Administrative Class
3/31/2020†	$19.16	$0.13	$(1.52)	$(1.39)	$(0.74)	$(1.30)
9/30/2019	20.15	0.34	(0.48)	(0.14)	(0.37)	(0.48)
9/30/2018	20.55	0.29	0.32	0.61	(0.29)	(0.72)
9/30/2017	18.35	0.23	1.97	2.20	—	—
9/30/2016	17.93	0.21	0.63	0.84	(0.14)	(0.28)
12/1/2014 - 9/30/2015#	21.90	0.42	(1.46)	(1.04)	(0.84)	(2.09)
11/30/2014	24.67	0.42	0.33	0.75	(0.66)	(2.86)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

270	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(2.02)	$15.79	(8.83)%	$1,215	0.82	%(d)	1.54	%(d)	1.36	%(d)	114%
(0.84)	19.21	(0.25)	1,812	0.97		1.32		1.78		222
(0.93)	20.19	2.93	2,015	0.97		1.25		1.37		152
—	20.52	12.01	2,421	1.02		1.35		1.05		192
(0.50)	18.32	4.69	5,198	0.76		1.73		0.96		79
(2.90)	17.99	(5.30)	1,324	0.63	(d)(e)	4.38	(d)(e)	2.46	(d)(e)	121
(3.52)	21.93	3.40	1,042	0.40		4.53		2.00		62

$(1.89)	$15.49	(9.21)%	$539	1.58	%(d)	2.30	%(d)	0.62	%(d)	114%
(0.48)	18.84	(1.00)	588	1.74		2.08		1.00		222
(0.92)	19.56	2.09	1,195	1.74		2.01		0.61		152
—	20.05	11.08	1,325	1.77		2.08		0.42		192
(0.28)	18.05	4.02	1,029	1.49		2.69		0.45		79
(2.74)	17.63	(5.95)	1,194	1.37	(d)(e)	5.05	(d)(e)	1.90	(d)(e)	121
(3.33)	21.52	2.57	1,346	1.18		5.31		1.16		62

$(1.95)	$15.72	(8.99)%	$97	1.18	%(d)	1.90	%(d)	1.03	%(d)	114%
(0.68)	19.10	(0.60)	121	1.34		1.67		1.38		222
(0.89)	19.97	2.49	160	1.34		1.58		1.05		152
—	20.35	11.63	137	1.35		1.70		0.84		192
(0.40)	18.23	4.50	159	1.01		2.25		0.90		79
(2.86)	17.84	(5.55)	152	0.87	(d)(e)	4.80	(d)(e)	2.27	(d)(e)	121
(3.53)	21.79	3.17	145	0.63		4.99		1.79		62

$(1.30)	$16.54	(7.45)%	$64	0.67	%(d)	1.16	%(d)	1.06	%(d)	114%
(0.88)	19.09	(0.05)	11,456	0.80		1.12		1.95		222
(1.04)	20.07	3.08	13,436	0.80		1.03		1.58		152
(0.10)	20.48	12.18	12,730	0.82		1.11		1.44		192
(0.48)	18.36	4.89	186	0.61		1.47		0.90		79
(2.95)	17.97	(5.19)	53	0.47	(d)(e)	4.07	(d)(e)	2.53	(d)(e)	121
(3.56)	21.94	3.57	43	0.23		4.40		2.06		62

$(2.08)	$16.03	(8.69)%	$8,969	0.54	%(d)	1.32	%(d)	1.67	%(d)	114%
(0.66)	19.50	0.03	9,330	0.70		1.12		2.05		222
(1.05)	20.22	3.18	13,225	0.70		0.94		1.65		152
(0.01)	20.61	12.27	31,783	0.75		1.03		1.42		192
(0.53)	18.37	4.98	37,722	0.51		1.45		1.27		79
(2.97)	18.02	(5.12)	4,714	0.39	(d)(e)	4.10	(d)(e)	2.27	(d)(e)	121
(3.56)	22.00	3.69	3,401	0.13		4.30		2.16		62

$(2.03)	$15.77	(8.71)	$97,204	0.54	%(d)	1.22	%(d)	1.64	%(d)	114%
(0.88)	19.18	(0.01)	127,285	0.70		1.01		2.08		222
(1.07)	20.15	3.19	192,375	0.70		0.91		1.67		152
(0.09)	20.56	12.39	231,584	0.70		0.99		1.49		192
—	18.38	6.24	9,029	0.36	(d)	1.36	(d)	0.77	(d)	79

$(2.04)	$15.73	(8.81)%	$20	0.79	%(d)	1.47	%(d)	1.42	%(d)	114%
(0.85)	19.16	(0.26)	23	0.95		1.27		1.80		222
(1.01)	20.15	2.93	23	0.96		1.17		1.42		152
—	20.55	11.99	23	1.00		1.25		1.18		192
(0.42)	18.35	4.73	20	0.76		1.89		1.15		79
(2.93)	17.93	(5.29)	19	0.61	(d)(e)	4.29	(d)(e)	2.64	(d)(e)	121
(3.52)	21.90	3.38	26	0.38		4.55		1.90		62

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	271

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global High Yield:
Class P
3/31/2020†	$14.97	$0.37	$(1.84)	$(1.47)	$(0.18)	$—
9/30/2019	14.84	0.69	0.40	1.09	(0.96)	—
9/30/2018	15.36	0.67	(0.48)	0.19	(0.71)	—
5/3/2017* - 9/30/2017	15.00	0.26	0.18	0.44	(0.08)	—
Institutional Class
3/31/2020†	$14.95	$0.38	$(1.84)	$(1.46)	$(0.19)	$—
9/30/2019	14.83	0.70	0.40	1.10	(0.98)	—
9/30/2018	15.36	0.68	(0.48)	0.20	(0.73)	—
5/3/2017* - 9/30/2017	15.00	0.27	0.17	0.44	(0.08)	—
AllianzGI Global Sustainability:
Class A
3/31/2020†	$18.27	$0.05	$(1.78)	$(1.73)	$(0.02)	$(0.33)
9/30/2019	19.46	0.14	0.04	0.18	(0.30)	(1.07)
9/30/2018	17.96	0.17	1.98	2.15	(0.21)	(0.44)
9/30/2017	15.80	0.13	2.20	2.33	(0.14)	(0.03)
9/30/2016	14.10	0.14	1.76	1.90	(0.20)	—
12/9/2014* - 9/30/2015#	15.00	0.11	(1.01)	(0.90)	—	—
Class P
3/31/2020†	$18.39	$0.06	$(1.79)	$(1.73)	$(0.03)	$(0.33)
9/30/2019	19.68	0.21	(0.02)	0.19	(0.41)	(1.07)
9/30/2018	18.13	0.16	2.05	2.21	(0.22)	(0.44)
9/30/2017	15.91	0.15	2.23	2.38	(0.13)	(0.03)
9/30/2016	14.12	0.17	1.75	1.92	(0.13)	—
12/9/2014* - 9/30/2015#	15.00	0.15	(1.03)	(0.88)	—	—
Institutional Class
3/31/2020†	$18.75	$0.08	$(1.83)	$(1.75)	$(0.05)	$(0.33)
9/30/2019	19.72	0.19	0.06	0.25	(0.15)	(1.07)
9/30/2018	18.13	0.22	2.00	2.22	(0.19)	(0.44)
9/30/2017	15.92	0.19	2.20	2.39	(0.15)	(0.03)
9/30/2016	14.13	0.22	1.71	1.93	(0.14)	—
12/9/2014* - 9/30/2015#	15.00	0.16	(1.03)	(0.87)	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)

Due to a change in accounting estimate resulting from a revised agreement with the Fund’s custodian and accounting agent, in order to lower costs and seek economies of scale for all Funds in the Trust, the custodian and accounting agent expense was reduced for the period. The effect on the Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement was a decrease in the ratio of 0.25%.

272	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.18)	$13.32	(9.87)%	$10	0.80	%(c)	1.30	%(c)	4.93	%(c)	62%
(0.96)	14.97	7.70	11	0.81		1.13	(e)(f)	4.67		112
(0.71)	14.84	1.26	11	0.81		1.79		4.41		101
(0.08)	15.36	2.91	10	0.80	(c)(d)	2.76	(c)(d)	4.22	(c)(d)	107

$(0.19)	$13.30	(9.82)%	$25,648	0.70	%(c)	1.30	%(c)	5.04	%(c)	62%
(0.98)	14.95	7.84	24,057	0.71		1.12	(e)	4.77		112
(0.73)	14.83	1.32	22,168	0.71		1.78		4.52		101
(0.08)	15.36	2.96	21,625	0.70	(c)(d)	2.79	(c)(d)	4.32	(c)(d)	107

$(0.35)	$16.19	(9.78)%	$1,591	1.04	%(c)	1.37	%(c)	0.53	%(c)	13%
(1.37)	18.27	2.43	1,444	1.09		1.84		0.77		49
(0.65)	19.46	12.23	614	1.09		1.70		0.92		20
(0.17)	17.96	14.94	402	1.12		7.55		0.79		27
(0.20)	15.80	13.54	125	1.20		21.93		0.94		20
—	14.10	(6.00)	62	1.20	(c)(d)	15.36	(c)(d)	0.89	(c)(d)	25

$(0.36)	$16.30	(9.73)%	$24,404	0.89	%(c)	1.10	%(c)	0.65	%(c)	13%
(1.48)	18.39	2.56	21,582	0.94		1.65		1.17		49
(0.66)	19.68	12.44	11,362	0.94		1.25		0.84		20
(0.16)	18.13	15.13	64	0.96		1.62		0.88		27
(0.13)	15.91	13.67	11	1.05		3.44		1.15		20
—	14.12	(5.87)	9	1.05	(c)(d)	8.70	(c)(d)	1.22	(c)(d)	25

$(0.38)	$16.62	(9.69)%	$110,881	0.79	%(c)	0.98	%(c)	0.80	%(c)	13%
(1.22)	18.75	2.63	2,072	0.84		1.66		1.05		49
(0.63)	19.72	12.52	28,237	0.84		1.43		1.18		20
(0.18)	18.13	15.25	26,615	0.89		1.63		1.16		27
(0.14)	15.92	13.77	20,610	0.95		2.04		1.47		20
—	14.13	(5.80)	2,826	0.95	(c)(d)	8.70	(c)(d)	1.32	(c)(d)	25

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	273

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Green Bond:
Class A
3/31/2020†	$16.46	$0.08	$(0.93)	$(0.85)	$(0.11)	$(0.07)
11/19/2018* - 9/30/2019	15.00	0.26	1.45	1.71	(0.25)	—
Class P
3/31/2020†	$16.45	$0.10	$(0.94)	$(0.84)	$(0.12)	$(0.07)
11/19/2018* -9/30/2019	15.00	0.29	1.44	1.73	(0.28)	—
Institutional Class
3/31/2020†	$16.47	$0.10	$(0.94)	$(0.84)	$(0.12)	$(0.07)
11/19/2018* - 9/30/2019	15.00	0.28	1.46	1.74	(0.27)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

274	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.18)	$15.43	(5.24)%	$162	0.76	%(c)(d)	1.74	%(c)(d)	0.99	%(c)(d)	51%
(0.25)	16.46	11.45	95	0.77	(c)(d)	5.73	(c)(d)	1.89	(c)(d)	121

$(0.19)	$15.42	(5.17)%	$1,088	0.56	%(c)(d)	1.44	%(c)(d)	1.17	%(c)(d)	51%
(0.28)	16.45	11.60	1,093	0.56	(c)(d)	5.51	(c)(d)	2.11	(c)(d)	121

$(0.19)	$15.44	(5.13)%	$25,689	0.51	%(c)(d)	1.14	%(c)(d)	1.18	%(c)(d)	51%
(0.27)	16.47	11.68	5,795	0.52	(c)(d)	6.33	(c)(d)	2.06	(c)(d)	121

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	275

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
3/31/2020†	$8.91	$0.20	$(1.04)	$(0.84)	$(0.22)	$—
9/30/2019	8.91	0.43	0.01	0.44	(0.44)	—
9/30/2018	9.31	0.45	(0.39)	0.06	(0.46)	—
9/30/2017	9.14	0.48	0.18	0.66	(0.49)	—
9/30/2016	8.92	0.53	0.24	0.77	(0.55)	—
12/1/2014 - 9/30/2015#	9.85	0.47	(0.91)	(0.44)	(0.49)	—
11/30/2014	10.36	0.61	(0.36)	0.25	(0.67)	(0.09)
Class C
3/31/2020†	$8.89	$0.17	$(1.03)	$(0.86)	$(0.19)	$—
9/30/2019	8.90	0.37	—	0.37	(0.38)	—
9/30/2018	9.30	0.39	(0.39)	—	(0.40)	—
9/30/2017	9.12	0.42	0.20	0.62	(0.44)	—
9/30/2016	8.90	0.46	0.24	0.70	(0.48)	—
12/1/2014 - 9/30/2015#	9.83	0.42	(0.91)	(0.49)	(0.44)	—
11/30/2014	10.35	0.54	(0.37)	0.17	(0.60)	(0.09)
Class R
3/31/2020†	$8.51	$0.17	$(0.98)	$(0.81)	$(0.21)	$—
9/30/2019	8.54	0.38	—	0.38	(0.41)	—
9/30/2018	8.94	0.39	(0.37)	0.02	(0.42)	—
9/30/2017	8.79	0.43	0.18	0.61	(0.46)	—
9/30/2016	8.61	0.48	0.22	0.70	(0.52)	—
12/1/2014 - 9/30/2015#	9.53	0.43	(0.90)	(0.47)	(0.45)	—
11/30/2014	10.05	0.54	(0.34)	0.20	(0.63)	(0.09)
Class P
3/31/2020†	$8.53	$0.20	$(0.98)	$(0.78)	$(0.24)	$—
9/30/2019	8.55	0.44	0.01	0.45	(0.47)	—
9/30/2018	8.96	0.46	(0.38)	0.08	(0.49)	—
9/30/2017	8.80	0.50	0.19	0.69	(0.53)	—
9/30/2016	8.62	0.53	0.23	0.76	(0.58)	—
12/1/2014 - 9/30/2015#	9.53	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.05	0.62	(0.35)	0.27	(0.70)	(0.09)
Institutional Class
3/31/2020†	$8.56	$0.20	$(1.00)	$(0.80)	$(0.23)	$—
9/30/2019	8.58	0.44	0.01	0.45	(0.47)	—
9/30/2018	8.98	0.46	(0.37)	0.09	(0.49)	—
9/30/2017	8.83	0.50	0.18	0.68	(0.53)	—
9/30/2016	8.64	0.53	0.24	0.77	(0.58)	—
12/1/2014 - 9/30/2015#	9.55	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.08	0.62	(0.35)	0.27	(0.71)	(0.09)
Administrative Class
3/31/2020†	$8.54	$0.19	$(0.98)	$(0.79)	$(0.23)	$—
9/30/2019	8.44	0.43	0.03	0.46	(0.36)	—
9/30/2018	8.84	0.44	(0.37)	0.07	(0.47)	—
9/30/2017	8.70	0.48	0.17	0.65	(0.51)	—
9/30/2016	8.52	0.50	0.22	0.72	(0.54)	—
12/1/2014 - 9/30/2015#	9.51	0.46	(0.94)	(0.48)	(0.51)	—
11/30/2014	10.04	0.59	(0.36)	0.23	(0.67)	(0.09)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.

276	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.22)	$7.85		(9.62)%	$19,600	1.16	%(c)	1.16	%(c)	4.46	%(c)	39%
(0.44)	8.91		5.18	26,937	1.07		1.07		4.98		70
(0.46)	8.91		0.67	33,768	1.05		1.05		4.93		40
(0.49)	9.31		7.42	58,525	1.09		1.09		5.19		37
(0.55)	9.14		9.08	58,004	0.98		0.98		6.02		59
(0.49)	8.92		(4.72)	34,151	1.03	(c)(d)	1.03	(c)(d)	5.88	(c)(d)	47
(0.76)	9.85	(e)	2.39 (e)	76,274	0.94		0.94		5.93		66

$(0.19)	$7.84		(9.88)%	$3,598	1.84	%(c)	1.84	%(c)	3.78	%(c)	39%
(0.38)	8.89		4.33	4,880	1.76		1.76		4.28		70
(0.40)	8.90		0.02	8,544	1.71		1.71		4.27		40
(0.44)	9.30		6.90	11,723	1.70		1.70		4.59		37
(0.48)	9.12		8.32	14,815	1.71		1.71		5.28		59
(0.44)	8.90		(5.24)	17,866	1.68	(c)(d)	1.68	(c)(d)	5.24	(c)(d)	47
(0.69)	9.83	(e)	1.57 (e)	23,249	1.68		1.68		5.23		66

$(0.21)	$7.49		(9.74)%	$528	1.52	%(c)	1.52	%(c)	4.09	%(c)	39%
(0.41)	8.51		4.68	654	1.48		1.48		4.56		70
(0.42)	8.54		0.33	878	1.44		1.44		4.55		40
(0.46)	8.94		7.12	1,048	1.44		1.44		4.84		37
(0.52)	8.79		8.62	1,310	1.34		1.34		5.65		59
(0.45)	8.61		(5.20)	1,126	1.46	(c)(d)	1.46	(c)(d)	5.47	(c)(d)	47
(0.72)	9.53	(e)	1.91 (e)	2,823	1.43		1.45		5.48		66

$(0.24)	$7.51		(9.41)%	$9,238	0.82	%(c)	0.82	%(c)	4.80	%(c)	39%
(0.47)	8.53		5.56	12,128	0.73		0.73		5.31		70
(0.49)	8.55		0.94	17,535	0.70		0.70		5.26		40
(0.53)	8.96		8.07	35,931	0.67		0.67		5.62		37
(0.58)	8.80		9.31	57,378	0.69		0.69		6.30		59
(0.52)	8.62		(4.36)	63,324	0.64	(c)(d)	0.64	(c)(d)	6.29	(c)(d)	47
(0.79)	9.53	(e)	2.63 (e)	47,385	0.71		0.71		6.21		66

$(0.23)	$7.53		(9.51)%	$65,575	0.86	%(c)	0.86	%(c)	4.77	%(c)	39%
(0.47)	8.56		5.48	77,365	0.79		0.79		5.25		70
(0.49)	8.58		1.03	122,078	0.73		0.73		5.26		40
(0.53)	8.98		7.91	155,022	0.69		0.69		5.61		37
(0.58)	8.83		9.41	227,149	0.66		0.66		6.31		59
(0.52)	8.64		(4.32)	173,030	0.63	(c)(d)	0.63	(c)(d)	6.29	(c)(d)	47
(0.80)	9.55	(e)	2.59 (e)	163,567	0.64		0.64		6.27		66

$(0.23)	$7.52		(9.47)%	$24	1.00	%(c)	1.00	%(c)	4.64	%(c)	39%
(0.36)	8.54		5.60	24	0.94		0.94		5.10		70
(0.47)	8.44		0.83	20	0.88		0.88		4.93		40
(0.51)	8.84		7.75	1,490	0.86		0.86		5.45		37
(0.54)	8.70		8.97	2,086	1.07		1.07		5.94		59
(0.51)	8.52		(5.30)	2,073	0.98	(c)(d)	0.98	(c)(d)	5.90	(c)(d)	47
(0.76)	9.51	(e)	2.27 (e)	34,714	0.97		0.97		5.93		66

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	277

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
3/31/2020†	$32.15	$(0.03)	$(5.42)	$(5.45)	$(0.48)	$—
9/30/2019	43.09	0.34	(6.28)	(5.94)	(0.10)	(4.90)
9/30/2018	41.19	0.42	2.41	2.83	(0.25)	(0.68)
9/30/2017	34.57	—	6.93	6.93	(0.31)	—
9/30/2016	34.53	0.10	1.67	1.77	(0.28)	(1.45)
12/1/2014 - 9/30/2015#	35.77	0.26	2.24	2.50	(0.14)	(3.60)
11/30/2014	42.30	0.09	(2.41)	(2.32)	(0.64)	(3.57)
Class C
3/31/2020†	$30.72	$(0.15)	$(5.26)	$(5.41)	$(0.04)	$—
9/30/2019	41.63	0.05	(6.06)	(6.01)	—	(4.90)
9/30/2018	40.01	(0.15)	2.55	2.40	(0.10)	(0.68)
9/30/2017	33.78	(0.19)	6.67	6.48	(0.25)	—
9/30/2016	33.94	(0.12)	1.61	1.49	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.33	0.06	2.18	2.24	(0.03)	(3.60)
11/30/2014	41.78	(0.18)	(2.39)	(2.57)	(0.31)	(3.57)
Class R
3/31/2020†	$30.19	$(0.08)	$(5.05)	$(5.13)	$(0.55)	$—
9/30/2019	41.90	0.27	(6.28)	(6.01)	(0.80)	(4.90)
9/30/2018	40.46	0.13	2.50	2.63	(0.51)	(0.68)
9/30/2017	34.07	0.01	6.70	6.71	(0.32)	—
9/30/2016	34.03	0.03	1.63	1.66	(0.17)	(1.45)
12/1/2014 - 9/30/2015#	35.30	0.16	2.23	2.39	(0.06)	(3.60)
11/30/2014	42.23	0.07	(2.47)	(2.40)	(0.96)	(3.57)
Class P
3/31/2020†	$31.91	$(0.01)	$(5.39)	$(5.40)	$(0.44)	$—
9/30/2019	43.06	0.33	(6.25)	(5.92)	(0.33)	(4.90)
9/30/2018	41.33	0.22	2.68	2.90	(0.49)	(0.68)
9/30/2017	34.66	0.19	6.82	7.01	(0.34)	—
9/30/2016	34.49	0.18	1.64	1.82	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.65	0.28	2.25	2.53	(0.09)	(3.60)
11/30/2014	41.97	0.16	(2.41)	(2.25)	(0.50)	(3.57)
Institutional Class
3/31/2020†	$33.21	$—	$(5.58)	$(5.58)	$(0.58)	$—
9/30/2019	44.65	0.47	(6.58)	(6.11)	(0.43)	(4.90)
9/30/2018	42.85	0.32	2.71	3.03	(0.55)	(0.68)
9/30/2017	35.91	0.36	6.92	7.28	(0.34)	—
9/30/2016	35.65	0.10	1.81	1.91	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	36.68	0.29	2.34	2.63	(0.06)	(3.60)
11/30/2014	42.94	0.21	(2.49)	(2.28)	(0.41)	(3.57)
Class R6
3/31/2020†	$33.03	$0.02	$(5.54)	$(5.52)	$(0.71)	$—
9/30/2019	44.64	0.48	(6.59)	(6.11)	(0.60)	(4.90)
9/30/2018	42.90	0.40	2.66	3.06	(0.64)	(0.68)
9/30/2017	35.94	0.22	7.09	7.31	(0.35)	—
2/1/2016* - 9/30/2016	33.52	0.34	2.08	2.42	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

278	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.48)	$26.22		(17.30)%	$3,467	1.25	%(c)	1.81	%(c)	(0.19	)%(c)	28%
(5.00)	32.15		(12.05)	4,826	1.25		1.94		1.05		55
(0.93)	43.09		6.88	9,108	1.25		1.50		0.95		62
(0.31)	41.19	(d)	20.34 (d)	6,068	1.36		1.93		0.01		67
(1.73)	34.57		5.07	13,524	1.45		1.68		0.30		76
(3.74)	34.53		7.83	11,816	1.45	(c)(e)	1.63	(c)(e)	0.88	(c)(e)	39
(4.21)	35.77		(5.84)	5,290	1.45		1.76		0.23		77

$(0.04)	$25.27		(17.63)%	$657	2.00	%(c)	2.57	%(c)	(0.93	)%(c)	28%
(4.90)	30.72		(12.75)	963	2.04		2.59		0.16		55
(0.78)	41.63		5.99	2,610	2.08		2.27		(0.35)		62
(0.25)	40.01	(d)	19.39 (d)	2,829	2.14		2.50		(0.56)		67
(1.65)	33.78		4.30	3,232	2.19		2.54		(0.35)		76
(3.63)	33.94		7.14	2,837	2.19	(c)(e)	2.42	(c)(e)	0.20	(c)(e)	39
(3.88)	35.33		(6.52)	1,135	2.19		2.45		(0.47)		77

$(0.55)	$24.51		(17.42)%	$842	1.59	%(c)	2.20	%(c)	(0.50	)%(c)	28%
(5.70)	30.19		(12.36)	1,044	1.59		2.30		0.89		55
(1.19)	41.90		6.51	845	1.59		1.86		0.30		62
(0.32)	40.46	(d)	19.98 (d)	264	1.64		2.11		0.02		67
(1.62)	34.07		4.81	130	1.70		2.17		0.09		76
(3.66)	34.03		7.60	100	1.70	(c)(e)	2.09	(c)(e)	0.57	(c)(e)	39
(4.53)	35.30		(6.06)	73	1.70		2.10		0.19		77

$(0.44)	$26.07		(17.25)%	$12,554	1.10	%(c)	1.52	%(c)	(0.06	)%(c)	28%
(5.23)	31.91		(11.92)	19,740	1.10		1.58		1.01		55
(1.17)	43.06		7.02	48,830	1.10		1.29		0.51		62
(0.34)	41.33	(d)	20.55 (d)	55,843	1.17		1.42		0.55		67
(1.65)	34.66		5.25	40,183	1.28		1.44		0.54		76
(3.69)	34.49		7.96	36,377	1.28	(c)(e)	1.37	(c)(e)	0.97	(c)(e)	39
(4.07)	35.65		(5.68)	27,882	1.29		1.54		0.41		77

$(0.58)	$27.05		(17.22)%	$26,357	1.04	%(c)	1.57	%(c)	—	%(c)	28%
(5.33)	33.21		(11.88)	40,477	1.04		1.61		1.39		55
(1.23)	44.65		7.09	49,443	1.05		1.28		0.70		62
(0.34)	42.85	(d)	20.58 (d)	67,921	1.11		1.43		0.94		67
(1.65)	35.91		5.31	29,031	1.21		1.48		0.28		76
(3.66)	35.65		8.04	59,061	1.21	(c)(e)	1.39	(c)(e)	0.97	(c)(e)	39
(3.98)	36.68		(5.61)	55,743	1.21		1.46		0.53		77

$(0.71)	$26.80		(17.22)%	$24,921	1.00	%(c)	1.47	%(c)	0.09	%(c)	28%
(5.50)	33.03		(11.82)	28,630	1.00		1.49		1.44		55
(1.32)	44.64		7.14	33,876	1.00		1.22		0.87		62
(0.35)	42.90	(d)	20.66 (d)	17,804	1.05		1.42		0.60		67
—	35.94		7.22	15,534	1.11	(c)	1.56	(c)	1.48	(c)	76

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	279

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
3/31/2020†	$10.04	$(0.06)	$(1.70)	$(1.76)	$(0.12)
9/30/2019	16.62	(0.13)	(3.43)	(3.56)	(3.02)
9/30/2018	15.85	(0.21)	1.87	1.66	(0.89)
9/30/2017	14.73	(0.18)	2.72	2.54	(1.42)
9/30/2016	13.99	(0.18)	1.75	1.57	(0.83)
12/1/2014 - 9/30/2015#	14.88	(0.17)	0.54	0.37	(1.26)
11/30/2014	16.06	(0.21)	—	(0.21)	(0.97)
Class P
3/31/2020†	$10.14	$(0.06)	$(1.71)	$(1.77)	$(0.12)
9/30/2019	16.73	(0.13)	(3.44)	(3.57)	(3.02)
9/30/2018	15.94	(0.20)	1.88	1.68	(0.89)
9/30/2017	14.80	(0.17)	2.73	2.56	(1.42)
9/30/2016	14.05	(0.16)	1.74	1.58	(0.83)
12/1/2014 - 9/30/2015#	14.92	(0.16)	0.55	0.39	(1.26)
11/30/2014	16.08	(0.19)	—	(0.19)	(0.97)
Institutional Class
3/31/2020†	$10.22	$(0.06)	$(1.73)	$(1.79)	$(0.12)
9/30/2019	16.82	(0.12)	(3.46)	(3.58)	(3.02)
9/30/2018	16.03	(0.20)	1.88	1.68	(0.89)
9/30/2017	14.87	(0.17)	2.75	2.58	(1.42)
9/30/2016	14.11	(0.16)	1.75	1.59	(0.83)
12/1/2014 - 9/30/2015#	14.99	(0.16)	0.54	0.38	(1.26)
11/30/2014	16.15	(0.19)	—	(0.19)	(0.97)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

280	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$8.16	(17.87)%	$994	1.42	%(c)	2.56	%(c)	(1.17	)%(c)	15%
10.04	(19.39)	1,340	1.42		2.51		(1.15)		37
16.62	11.03	2,570	1.57		2.13		(1.34)		47
15.85	18.74	3,031	1.62		2.18		(1.27)		32
14.73	11.47	3,388	1.62		2.16		(1.26)		39
13.99	2.77	15,305	1.62	(c)(d)	2.07	(c)(d)	(1.35	)(c)(d)	55
14.88	(1.11)	4,684	1.66		2.10		(1.40)		48

$8.25	(17.79)%	$204	1.34	%(c)	2.28	%(c)	(1.09	)%(c)	15%
10.14	(19.32)	322	1.34		2.15		(1.09)		37
16.73	11.10	1,722	1.49		1.91		(1.26)		47
15.94	18.79	1,568	1.54		1.89		(1.19)		32
14.80	11.50	1,289	1.54		1.85		(1.17)		39
14.05	2.91	2,264	1.51	(c)(d)	1.80	(c)(d)	(1.24	)(c)(d)	55
14.92	(0.98)	1,550	1.52		1.81		(1.21)		48

$8.31	(17.85)%	$11,587	1.34	%(c)	2.27	%(c)	(1.09	)%(c)	15%
10.22	(19.25)	15,472	1.34		2.18		(1.07)		37
16.82	11.04	24,419	1.49		1.93		(1.26)		47
16.03	18.84	27,984	1.54		1.93		(1.20)		32
14.87	11.53	30,768	1.54		1.91		(1.17)		39
14.11	2.83	34,575	1.54	(c)(d)	1.80	(c)(d)	(1.26	)(c)(d)	55
14.99	(0.97)	33,513	1.54		1.80		(1.25)		48

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	281

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^††

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI PerformanceFee Managed Futures Strategy:††
Class P
3/31/2020†	$9.83	$0.06	$(1.01)	$(0.95)	$(0.52)	$(0.12)
9/30/2019	9.61	0.19	0.11	0.30	(0.08)	—
12/18/2017* - 9/30/2018	10.00	0.12	(0.51)	(0.39)	—	—
Institutional Class
3/31/2020†	$9.82	$0.06	$(1.01)	$(0.95)	$(0.52)	$(0.12)
9/30/2019	9.60	0.20	0.11	0.31	(0.09)	—
12/18/2017* - 9/30/2018	10.00	0.13	(0.53)	(0.40)	—	—
Class R6
3/31/2020†	$9.83	$0.06	$(1.01)	$(0.95)	$(0.53)	$(0.12)
9/30/2019	9.61	0.20	0.11	0.31	(0.09)	—
12/18/2017* - 9/30/2018	10.00	0.13	(0.52)	(0.39)	—	—
AllianzGI PerformanceFee Structured US Equity:
Class P
3/31/2020†	$10.67	$0.06	$(3.49)	$(3.43)	$(0.30)	$(0.16)
9/30/2019	11.12	0.33	(0.02)	0.31	(0.09)	(0.67)
12/18/2017* - 9/30/2018	10.00	0.14	0.98	1.12	—	—
Institutional Class
3/31/2020†	$10.67	$0.07	$(3.50)	$(3.43)	$(0.29)	$(0.16)
9/30/2019	11.13	0.21	0.09	0.30	(0.09)	(0.67)
12/18/2017* - 9/30/2018	10.00	0.18	0.95	1.13	—	—
Class R6
3/31/2020†	$10.73	$0.07	$(3.53)	$(3.46)	$(0.23)	$(0.16)
9/30/2019	11.13	0.23	0.10	0.33	(0.06)	(0.67)
12/18/2017* - 9/30/2018	10.00	0.13	1.00	1.13	—	—
AllianzGI PerformanceFee Structured US Fixed Income:
Class P
3/31/2020†	$10.51	$0.11	$(0.78)	$(0.67)	$(0.50)	$(0.31)
9/30/2019	9.92	0.23	0.80	1.03	(0.33)	(0.11)
12/18/2017* - 9/30/2018	10.00	0.16	(0.24)	(0.08)	—	—
Institutional Class
3/31/2020†	$10.53	$0.12	$(0.78)	$(0.66)	$(0.50)	$(0.31)
9/30/2019	9.92	0.23	0.80	1.03	(0.31)	(0.11)
12/18/2017* - 9/30/2018	10.00	0.09	(0.17)	(0.08)	—	—
Class R6
3/31/2020†	$10.52	$0.12	$(0.80)	$(0.68)	$(0.43)	$(0.31)
9/30/2019	9.92	0.27	0.77	1.04	(0.33)	(0.11)
12/18/2017* - 9/30/2018	10.00	0.16	(0.24)	(0.08)	—	—
AllianzGI Preferred Securities and Income:
Class P
3/31/2020†	$15.65	$0.30	$(2.35)	$(2.05)	$(0.35)	$(0.39)
9/30/2019	15.06	0.68	0.64	1.32	(0.71)	(0.02)
5/30/2018* - 9/30/2018	15.00	0.23	0.03	0.26	(0.20)	—
Institutional Class
3/31/2020†	$15.65	$0.31	$(2.35)	$(2.04)	$(0.36)	$(0.39)
9/30/2019	15.06	0.69	0.64	1.33	(0.72)	(0.02)
5/30/2018* - 9/30/2018	15.00	0.26	—	0.26	(0.20)	—
Class R6
3/31/2020†	$15.65	$0.31	$(2.35)	$(2.04)	$(0.36)	$(0.39)
9/30/2019	15.06	0.70	0.64	1.34	(0.73)	(0.02)
5/30/2018* - 9/30/2018	15.00	0.24	0.03	0.27	(0.21)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
††

Consolidated Financial Highligths for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

282	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.64)	$8.24	(10.14)%	$8	0.33	%(c)(d)	1.00	%(c)(d)	1.31	%(c)(d)	—%
(0.08)	9.83	3.17	10	0.28	(d)	1.28	(d)	2.02	(d)	184
—	9.61	(3.90)	10	0.20	(c)(e)	4.01	(c)(e)	1.59	(c)(e)	121

$(0.64)	$8.23	(10.15)%	$364	0.29	%(c)(d)	1.19	%(c)(d)	1.36	%(c)(d)	—%
(0.09)	9.82	3.24	605	0.22	(d)	1.39	(d)	2.11	(d)	184
—	9.60	(4.00)	515	0.15	(c)(e)	5.42	(c)(e)	1.74	(c)(e)	121

$(0.65)	$8.23	(10.04)%	$28,310	0.23	%(c)(d)	1.04	%(c)(d)	1.41	%(c)(d)	—%
(0.09)	9.83	3.31	32,416	0.18	(d)	1.24	(d)	2.13	(d)	184
—	9.61	(3.90)	15,254	0.10	(c)(e)	4.00	(c)(e)	1.70	(c)(e)	121

$(0.46)	$6.78	(33.90)%	$15,185	0.73	%(c)(d)	1.10	%(c)(d)	1.20	%(c)(d)	53%
(0.76)	10.67	4.55	20,458	0.25	(d)	0.70	(d)	3.16	(d)	8
—	11.12	11.20	11	0.61	(c)(e)	1.75	(c)(e)	1.71	(c)(e)	2

$(0.45)	$6.79	(33.85)%	$46,950	0.69	%(c)(d)	1.10	%(c)(d)	1.38	%(c)(d)	53%
(0.76)	10.67	4.39	51,188	0.17	(d)	0.94	(d)	2.06	(d)	8
—	11.13	11.30	40,290	0.62	(c)(e)	1.58	(c)(e)	2.12	(c)(e)	2

$(0.39)	$6.88	(33.69)%	$1,532	0.93	%(c)(d)	1.25	%(c)(d)	1.34	%(c)(d)	53%
(0.73)	10.73	4.66	42,966	(0.08	)(d)	0.86	(d)	2.27	(d)	8
—	11.13	11.30	42,774	0.61	(c)(e)	1.72	(c)(e)	1.64	(c)(e)	2

$(0.81)	$9.03	(6.93)%	$152	0.05	%(c)(d)	1.81	%(c)(d)	2.32	%(c)(d)	5%
(0.44)	10.51	10.79	66	0.18	(d)	0.83	(d)	2.27	(d)	3
—	9.92	(0.80)	10	0.30	(c)(e)	1.97	(c)(e)	2.04	(c)(e)	1

$(0.81)	$9.06	(6.87)%	$1,187	0.18	%(c)(d)	1.81	%(c)(d)	2.31	%(c)(d)	5%
(0.42)	10.53	10.77	1,005	0.26	(d)	0.72	(d)	2.25	(d)	3
—	9.92	(0.80)	10	0.30	(c)(e)	34.22	(c)(e)	1.17	(c)(e)	1

$(0.74)	$9.10	(6.99)%	$7,400	0.41	%(c)(d)	1.54	%(c)(d)	2.39	%(c)(d)	5%
(0.44)	10.52	10.88	28,357	0.11	(e)	1.22		2.72		3
—	9.92	(0.80)	24,958	0.30	(c)(e)	2.00	(c)(e)	2.03	(c)(e)	1

$(0.74)	$12.86	(13.78)%	$9	0.60	%(c)	1.50	%(c)	3.92	%(c)	102%
(0.73)	15.65	9.14	11	0.60		2.04		4.55		98
(0.20)	15.06	1.74	10	0.60	(c)(e)	3.21	(c)(e)	4.62	(c)(e)	39

$(0.75)	$12.86	(13.76)%	$2,703	0.55	%(c)	1.56	%(c)	4.00	%(c)	102%
(0.74)	15.65	9.21	3,035	0.55		2.09		4.62		98
(0.20)	15.06	1.76	1,548	0.56	(c)(e)	4.22	(c)(e)	5.28	(c)(e)	39

$(0.75)	$12.86	(13.74)%	$15,687	0.50	%(c)	1.48	%(c)	4.04	%(c)	102%
(0.75)	15.65	9.26	14,646	0.50		2.00		4.66		98
(0.21)	15.06	1.78	10,157	0.50	(c)(e)	3.22	(c)(e)	4.71	(c)(e)	39

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	283

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Short Duration High Income:
Class A
3/31/2020†	$14.62	$0.26	$(1.82)	$(1.56)	$(0.34)
9/30/2019	14.93	0.51	(0.11)	0.40	(0.71)
9/30/2018	15.18	0.59	(0.16)	0.43	(0.68)
9/30/2017	15.29	0.60	0.04	0.64	(0.75)
9/30/2016	15.04	0.72	0.38	1.10	(0.85)
12/1/2014 - 9/30/2015#	15.59	0.57	(0.46)	0.11	(0.66)
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)
Class C
3/31/2020†	$14.61	$0.24	$(1.82)	$(1.58)	$(0.32)
9/30/2019	14.90	0.47	(0.10)	0.37	(0.66)
9/30/2018	15.15	0.55	(0.15)	0.40	(0.65)
9/30/2017	15.27	0.56	0.03	0.59	(0.71)
9/30/2016	15.00	0.68	0.38	1.06	(0.79)
12/1/2014 - 9/30/2015#	15.56	0.53	(0.46)	0.07	(0.63)
11/30/2014	15.89	0.60	(0.23)	0.37	(0.70)
Class P
3/31/2020†	$14.51	$0.27	$(1.79)	$(1.52)	$(0.35)
9/30/2019	14.88	0.53	(0.10)	0.43	(0.80)
9/30/2018	15.13	0.62	(0.15)	0.47	(0.72)
9/30/2017	15.24	0.63	0.05	0.68	(0.79)
9/30/2016	15.03	0.74	0.38	1.12	(0.91)
12/1/2014 - 9/30/2015#	15.58	0.60	(0.47)	0.13	(0.68)
11/30/2014	15.92	0.66	(0.23)	0.43	(0.77)
Institutional Class
3/31/2020†	$14.52	$0.28	$(1.81)	$(1.53)	$(0.35)
9/30/2019	14.89	0.54	(0.11)	0.43	(0.80)
9/30/2018	15.14	0.63	(0.15)	0.48	(0.73)
9/30/2017	15.25	0.64	0.04	0.68	(0.79)
9/30/2016	15.05	0.76	0.37	1.13	(0.93)
12/1/2014 - 9/30/2015#	15.60	0.60	(0.45)	0.15	(0.70)
11/30/2014	15.94	0.68	(0.24)	0.44	(0.78)
Class R6
3/31/2020†	$14.52	$0.28	$(1.80)	$(1.52)	$(0.36)
9/30/2019	14.89	0.56	(0.11)	0.45	(0.82)
9/30/2018	15.14	0.64	(0.16)	0.48	(0.73)
2/1/2017* - 9/30/2017	15.18	0.42	0.03	0.45	(0.49)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

284	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$12.72	(10.90)%	$121,806	0.86	%(c)	0.87	%(c)	3.61	%(c)	51%
14.62	2.85	136,086	0.88		0.88		3.52		47
14.93	2.95	150,899	0.89		0.89		3.92		60
15.18	4.27	218,312	0.89		0.89		3.94		88
15.29	7.65	226,149	0.85		0.85		4.85		63
15.04	0.67	164,978	0.86	(c)(d)	0.86	(c)(d)	4.44	(c)(d)	65
15.59	2.60	163,070	0.85		0.88		4.01		94

$12.71	(11.01)%	$93,256	1.12	%(c)	1.13	%(c)	3.35	%(c)	51%
14.61	2.58	117,058	1.14		1.14		3.25		47
14.90	2.74	135,483	1.11		1.11		3.70		60
15.15	4.00	148,587	1.12		1.12		3.70		88
15.27	7.42	132,649	1.13		1.13		4.58		63
15.00	0.38	100,557	1.15	(c)(d)	1.15	(c)(d)	4.15	(c)(d)	65
15.56	2.38	89,801	1.10		1.13		3.78		94

$12.64	(10.70)%	$289,847	0.62	%(c)	0.62	%(c)	3.80	%(c)	51%
14.51	3.05	501,138	0.65		0.65		3.70		47
14.88	3.21	411,367	0.65		0.65		4.14		60
15.13	4.56	700,376	0.63		0.63		4.19		88
15.24	7.84	554,281	0.66		0.66		4.97		63
15.03	0.83	330,431	0.64	(c)(d)	0.64	(c)(d)	4.65	(c)(d)	65
15.58	2.74	248,345	0.70		0.70		4.20		94

$12.64	(10.72)%	$321,529	0.61	%(c)	0.62	%(c)	3.86	%(c)	51%
14.52	3.06	388,672	0.63		0.63		3.74		47
14.89	3.26	388,443	0.60		0.60		4.20		60
15.14	4.61	539,078	0.59		0.59		4.22		88
15.25	7.90	420,440	0.58		0.58		5.10		63
15.05	0.91	445,473	0.60	(c)(d)	0.60	(c)(d)	4.70	(c)(d)	65
15.60	2.81	225,643	0.60		0.60		4.28		94

$12.64	(10.69)%	$51,623	0.55	%(c)	0.55	%(c)	3.96	%(c)	51%
14.52	3.20	39,234	0.57		0.57		3.89		47
14.89	3.29	52,922	0.55		0.55		4.27		60
15.14	3.04	70,595	0.56	(c)	0.56	(c)	4.25	(c)	88

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	285

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Term Bond:
Class A
3/31/2020†	$15.28	$0.19	$(0.50)	$(0.31)	$(0.29)	$(0.03)
9/30/2019	15.02	0.45	0.37	0.82	(0.56)	—
8/23/2018* - 9/30/2018	15.00	0.04	(0.02)	0.02	—	—
Class P
3/31/2020†	$15.29	$0.20	$(0.50)	$(0.30)	$(0.29)	$(0.03)
9/30/2019	15.02	0.47	0.38	0.85	(0.58)	—
8/23/2018* - 9/30/2018	15.00	0.04	(0.02)	0.02	—	—
Institutional Class
3/31/2020†	$15.29	$0.21	$(0.49)	$(0.28)	$(0.31)	$(0.03)
9/30/2019	15.02	0.48	0.38	0.86	(0.59)	—
8/23/2018* - 9/30/2018	15.00	0.04	(0.02)	0.02	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

286	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.32)	$14.65	(2.11)%	$3,431	0.64	%(c)	1.88	%(c)	2.53	%(c)	27%
(0.56)	15.28	5.58	770	0.64		4.48		3.00		46
—	15.02	0.13	10	0.64	(c)(d)	10.85	(c)(d)	2.41	(c)(d)	—

$(0.32)	$14.67	(2.01)%	$10	0.49	%(c)	1.65	%(c)	2.64	%(c)	27%
(0.58)	15.29	5.78	11	0.49		23.90		3.12		46
—	15.02	0.13	10	0.49	(c)(d)	10.60	(c)(d)	2.56	(c)(d)	—

$(0.34)	$14.67	(1.91)%	$18,459	0.39	%(c)	1.66	%(c)	2.74	%(c)	27%
(0.59)	15.29	5.88	12,709	0.39		4.13		3.23		46
—	15.02	0.13	5,164	0.39	(c)(d)	10.62	(c)(d)	2.68	(c)(d)	—

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	287

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
3/31/2020†	$16.20	$0.06	$(5.20)	$(5.14)	$(0.14)	$(0.44)
9/30/2019	16.16	0.15	0.24	0.39	—	(0.35)
9/30/2018	16.26	0.10	0.41	0.51	(0.10)	(0.51)
9/30/2017	15.85	0.09	0.74	0.83	(0.06)	(0.36)
9/30/2016	15.47	0.15	0.51	0.66	(0.10)	(0.18)
12/1/2014 - 9/30/2015#	15.64	0.16	0.28	0.44	—	(0.61)
11/30/2014	15.87	(0.12)	0.65	0.53	—	(0.76)
Class C
3/31/2020†	$15.50	$—	$(4.95)	$(4.95)	$(0.13)	$(0.44)
9/30/2019	15.58	0.05	0.22	0.27	—	(0.35)
9/30/2018	15.73	(0.03)	0.39	0.36	—	(0.51)
9/30/2017	15.39	(0.04)	0.74	0.70	—	(0.36)
9/30/2016	15.12	0.02	0.51	0.53	(0.08)	(0.18)
12/1/2014 - 9/30/2015#	15.39	0.09	0.25	0.34	—	(0.61)
11/30/2014	15.73	(0.25)	0.67	0.42	—	(0.76)
Class P
3/31/2020†	$16.17	$0.08	$(5.13)	$(5.05)	$(0.32)	$(0.44)
9/30/2019	16.14	0.22	0.21	0.43	(0.05)	(0.35)
9/30/2018	16.26	0.13	0.41	0.54	(0.15)	(0.51)
9/30/2017	15.87	0.18	0.69	0.87	(0.12)	(0.36)
9/30/2016	15.53	0.17	0.53	0.70	(0.18)	(0.18)
12/1/2014 - 9/30/2015#	15.69	0.21	0.24	0.45	—	(0.61)
11/30/2014	15.89	(0.15)	0.71	0.56	—	(0.76)
Institutional Class
3/31/2020†	$16.29	$0.09	$(5.17)	$(5.08)	$(0.32)	$(0.44)
9/30/2019	16.32	0.22	0.21	0.43	(0.11)	(0.35)
9/30/2018	16.42	0.16	0.40	0.56	(0.15)	(0.51)
9/30/2017	15.96	0.14	0.74	0.88	(0.06)	(0.36)
9/30/2016	15.54	0.19	0.52	0.71	(0.11)	(0.18)
12/1/2014 - 9/30/2015#	15.72	0.22	0.24	0.46	(0.03)	(0.61)
11/30/2014	15.90	(0.08)	0.66	0.58	—	(0.76)
Class R6
3/31/2020†	$16.23	$0.06	$(5.13)	$(5.07)	$(0.35)	$(0.44)
9/30/2019	16.24	0.23	0.22	0.45	(0.11)	(0.35)
9/30/2018	16.32	0.15	0.40	0.55	(0.12)	(0.51)
12/5/2016* - 9/30/2017	16.13	0.15	0.58	0.73	(0.18)	(0.36)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

288	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.58)	$10.48		(32.96)%		$12,432	1.03	%(c)(d)	1.08	%(c)(d)	0.75	%(c)(d)	8%
(0.35)	16.20		2.55		38,397	0.99	(c)	1.06	(c)	0.97	(c)	96
(0.61)	16.16		3.23		110,429	0.98	(c)	1.04	(c)	0.61	(c)	586
(0.42)	16.26	(e)	5.35	(e)	136,344	1.02	(c)	1.15	(c)	0.57	(c)	680
(0.28)	15.85		4.32		96,870	1.15	(c)	1.17	(c)	0.95	(c)	500
(0.61)	15.47		2.93		8,014	1.15	(c)(d)(f)	1.58	(c)(d)(f)	1.28	(c)(d)(f)	34
(0.76)	15.64		3.52		2,551	1.52		4.22		(0.75)		229

$(0.57)	$9.98		(33.22)%		$5,728	1.78	%(c)(d)	1.82	%(c)(d)	0.04	%(c)(d)	8%
(0.35)	15.50		1.84		12,179	1.76	(c)	1.84	(c)	0.31	(c)	96
(0.51)	15.58		2.34		16,862	1.78	(c)	1.78	(c)	(0.18	)(c)	586
(0.36)	15.73	(e)	4.61	(e)	16,535	1.80	(c)	1.87	(c)	(0.24	)(c)	680
(0.26)	15.39		3.52		12,605	1.90	(c)	1.97	(c)	0.10	(c)	500
(0.61)	15.12		2.31		3,803	1.90	(c)(d)(f)	2.09	(c)(d)(f)	0.70	(c)(d)(f)	34
(0.76)	15.39		2.82		138	2.31		4.74		(1.64)		229

$(0.76)	$10.36		(32.85)%		$47,096	0.80	%(c)(d)	0.80	%(c)(d)	0.96	%(c)(d)	8%
(0.40)	16.17		2.83		153,249	0.79	(c)	0.84	(c)	1.37	(c)	96
(0.66)	16.14		3.40		150,441	0.77	(c)	0.77	(c)	0.85	(c)	586
(0.48)	16.26	(e)	5.59	(e)	136,127	0.79	(c)	0.83	(c)	1.12	(c)	680
(0.36)	15.87		4.55		20,664	0.96	(c)	0.96	(c)	1.11	(c)	500
(0.61)	15.53		2.99		503	1.00	(c)(d)(f)	1.16	(c)(d)(f)	1.67	(c)(d)(f)	34
(0.76)	15.69		3.72		37	1.50		3.73		(1.00)		229

$(0.76)	$10.45		(32.80)%		$160,871	0.74	%(c)(d)	0.81	%(c)(d)	1.10	%(c)(d)	8%
(0.46)	16.29		2.85		385,323	0.71	(c)	0.78	(c)	1.41	(c)	96
(0.66)	16.32		3.52		345,453	0.69	(c)	0.77	(c)	1.01	(c)	586
(0.42)	16.42	(e)	5.62	(e)	205,068	0.74	(c)	0.87	(c)	0.86	(c)	680
(0.29)	15.96		4.60		146,194	0.90	(c)	0.90	(c)	1.21	(c)	500
(0.64)	15.54		3.08		55,028	0.90	(c)(d)(f)	1.22	(c)(d)(f)	1.71	(c)(d)(f)	34
(0.76)	15.72		3.84		15,142	1.28		3.65		(0.54)		229

$(0.79)	$10.37		(32.91)%		$24,825	0.71	%(c)(d)	0.72	%(c)(d)	0.76	%(c)(d)	8%
(0.46)	16.23		2.93		57,091	0.69	(c)	0.71	(c)	1.46	(c)	96
(0.63)	16.24		3.47		50,899	0.67	(c)	0.71	(c)	0.97	(c)	586
(0.54)	16.32	(e)	4.64	(e)	34,047	0.68	(c)(d)	0.76	(c)(d)	1.17	(c)(d)	680

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	289

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Equity Hedged:
Class A
3/31/2020†	$17.85	$0.05	$(1.72)	$(1.67)	$(0.10)	$—
9/30/2019	18.94	0.11	(0.06)	0.05	(0.15)	(0.99)
9/30/2018	17.80	0.09	1.35	1.44	(0.30)	—
9/30/2017	16.20	0.13	1.71	1.84	(0.24)	—
9/30/2016	15.79	0.11	0.53	0.64	(0.23)	—
12/1/2014 - 9/30/2015#	17.74	0.14	(1.09)	(0.95)	(0.02)	(0.98)
11/30/2014	17.26	0.12	1.45	1.57	(0.15)	(0.94)
Class C
3/31/2020†	$17.04	$(0.01)	$(1.66)	$(1.67)	$—	$—
9/30/2019	18.09	(0.01)	(0.05)	(0.06)	—	(0.99)
9/30/2018	17.06	(0.05)	1.30	1.25	(0.22)	—
9/30/2017	15.59	—	1.63	1.63	(0.16)	—
9/30/2016	15.43	0.01	0.51	0.52	(0.36)	—
12/1/2014 - 9/30/2015#	17.45	0.05	(1.09)	(1.04)	—	(0.98)
11/30/2014	17.14	(0.01)	1.44	1.43	(0.18)	(0.94)
Class P
3/31/2020†	$17.44	$0.07	$(1.69)	$(1.62)	$(0.15)	$—
9/30/2019	18.68	0.14	(0.07)	0.07	(0.32)	(0.99)
9/30/2018	17.61	0.12	1.33	1.45	(0.38)	—
9/30/2017	16.18	0.18	1.65	1.83	(0.40)	—
9/30/2016	15.92	0.14	0.54	0.68	(0.42)	—
12/1/2014 - 9/30/2015#	17.90	0.15	(1.10)	(0.95)	(0.05)	(0.98)
11/30/2014	17.29	0.15	1.47	1.62	(0.07)	(0.94)
Institutional Class
3/31/2020†	$18.19	$0.08	$(1.76)	$(1.68)	$(0.16)	$—
9/30/2019	19.21	0.16	(0.04)	0.12	(0.15)	(0.99)
9/30/2018	17.92	0.16	1.33	1.49	(0.20)	—
9/30/2017	16.24	0.14	1.74	1.88	(0.20)	—
9/30/2016	15.86	0.11	0.59	0.70	(0.32)	—
12/1/2014 - 9/30/2015#	17.89	0.18	(1.11)	(0.93)	(0.12)	(0.98)
11/30/2014	17.31	0.17	1.46	1.63	(0.11)	(0.94)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Certain expenses incurred by the Fund were not annualized.

290	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.10)	$16.08		(9.44)%		$436	1.25	%(c)(d)	8.75	%(c)(d)	0.56	%(c)(d)	8%
(1.14)	17.85		1.02		499	1.25		10.03		0.64		13
(0.30)	18.94		8.13		544	1.25	(d)	7.40	(d)	0.50	(d)	21
(0.24)	17.80		11.44		582	1.25	(d)	8.26	(d)	0.75	(d)	—
(0.23)	16.20	(e)	4.11	(e)	624	1.25	(d)	3.63	(d)	0.70	(d)	6
(1.00)	15.79		(5.68)		1,067	1.26	(c)(d)(f)	2.31	(c)(d)(f)	0.98	(c)(d)(f)	98
(1.09)	17.74	(e)	9.57	(e)	1,491	1.25		3.70		0.70		5

$—	$15.37		(9.80)%		$178	2.00	%(c)(d)	9.57	%(c)(d)	(0.12	)%(c)(d)	8%
(0.99)	17.04		0.31		187	2.00		10.82		(0.08)		13
(0.22)	18.09		7.35		230	2.00	(d)	8.20	(d)	(0.26	)(d)	21
(0.16)	17.06		10.51		278	2.00	(d)	6.58	(d)	(0.01	)(d)	—
(0.36)	15.59	(e)	3.42	(e)	271	2.00	(d)	4.37	(d)	0.06	(d)	6
(0.98)	15.43		(6.31)		280	2.01	(c)(d)(f)	2.93	(c)(d)(f)	0.36	(c)(d)(f)	98
(1.12)	17.45	(e)	8.78	(e)	180	2.00		4.48		(0.05)		5

$(0.15)	$15.67		(9.40)%		$64	1.10	%(c)(d)	8.50	%(c)(d)	0.78	%(c)(d)	8%
(1.31)	17.44		1.25		71	1.10		9.79		0.80		13
(0.38)	18.68		8.28		69	1.10	(d)	7.20	(d)	0.65	(d)	21
(0.40)	17.61		11.51		19	1.10	(d)	5.59	(d)	1.05	(d)	—
(0.42)	16.18	(e)	4.31	(e)	12	1.10	(d)	3.29	(d)	0.91	(d)	6
(1.03)	15.92		(5.62)		12	1.11	(c)(d)(f)	1.91	(c)(d)(f)	1.06	(c)(d)(f)	98
(1.01)	17.90	(e)	9.77	(e)	13	1.10		3.38		0.85		5

$(0.16)	$16.35		(9.36)%		$1,324	1.00	%(c)(d)	8.56	%(c)(d)	0.87	%(c)(d)	8%
(1.14)	18.19		1.36		1,497	1.00		9.71	(d)	0.88		13
(0.20)	19.21		8.36		2,085	1.00	(d)	7.10	(d)	0.86	(d)	21
(0.20)	17.92		11.66		1,705	1.00	(d)	5.12	(d)	0.81	(d)	—
(0.32)	16.24	(e)	4.45	(e)	4,745	1.00	(d)	3.09	(d)	0.68	(d)	6
(1.10)	15.86		(5.55)		12,973	1.01	(c)(d)(f)	1.98	(c)(d)(f)	1.27	(c)(d)(f)	98
(1.05)	17.89	(e)	9.87	(e)	12,678	1.00		3.04		1.00		5

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	291

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Ultra Micro Cap:
Class A
3/31/2020†	$11.28	$(0.07)	$(1.51)	$(1.58)	$(1.67)	$8.03
9/30/2019	20.52	(0.20)	(4.88)	(5.08)	(4.16)	11.28
9/30/2018	23.68	(0.37)	2.79	2.42	(5.58)	20.52
9/30/2017	21.85	(0.42)	4.04	3.62	(1.79)	23.68	(d)
9/30/2016	22.58	(0.38)	1.64	1.26	(1.99)	21.85
12/1/2014 - 9/30/2015#	23.75	(0.35)	(0.61)	(0.96)	(0.21)	22.58
11/30/2014	24.34	(0.44)	(0.04)	(0.48)	(0.11)	23.75
Class P
3/31/2020†	$11.67	$(0.07)	$(1.58)	$(1.65)	$(1.67)	$8.35
9/30/2019	20.99	(0.18)	(4.98)	(5.16)	(4.16)	11.67
9/30/2018	24.03	(0.31)	2.85	2.54	(5.58)	20.99
9/30/2017	22.08	(0.35)	4.09	3.74	(1.79)	24.03	(d)
9/30/2016	22.74	(0.32)	1.65	1.33	(1.99)	22.08
12/1/2014 - 9/30/2015#	23.86	(0.30)	(0.61)	(0.91)	(0.21)	22.74
11/30/2014	24.40	(0.39)	(0.04)	(0.43)	(0.11)	23.86
Institutional Class
3/31/2020†	$11.72	$(0.07)	$(1.59)	$(1.66)	$(1.67)	$8.39
9/30/2019	21.04	(0.17)	(4.99)	(5.16)	(4.16)	11.72
9/30/2018	24.08	(0.31)	2.85	2.54	(5.58)	21.04
9/30/2017	22.13	(0.36)	4.10	3.74	(1.79)	24.08	(d)
9/30/2016	22.77	(0.32)	1.67	1.35	(1.99)	22.13
12/1/2014 - 9/30/2015#	23.93	(0.34)	(0.61)	(0.95)	(0.21)	22.77
11/30/2014	24.49	(0.40)	(0.05)	(0.45)	(0.11)	23.93

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Certain expenses incurred by the Fund were not annualized.

292	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

(17.85)%	$2,265	1.56	%(c)	2.93	%(c)	(1.32	)%(c)	16%
(23.13)	4,083	1.80		2.36		(1.55)		37
13.62	8,898	2.09		2.37		(1.86)		41
17.69 (d)	12,331	2.35		2.40		(1.93)		33
5.73	19,312	2.26		2.26		(1.83)		32
(4.08)	41,119	2.08	(c)(e)	2.08	(c)(e)	(1.70	)(c)(e)	43
(1.98)	53,192	2.16		2.16		(1.81)		66

(17.85)%	$1,012	1.52	%(c)	2.58	%(c)	(1.28	)%(c)	16%
(22.95)	1,949	1.56		2.06		(1.32)		37
13.98	5,925	1.75		2.09		(1.50)		41
18.07 (d)	4,478	2.02		2.07		(1.62)		33
6.02	5,343	1.97		1.97		(1.54)		32
(3.84)	7,710	1.81	(c)(e)	1.81	(c)(e)	(1.42	)(c)(e)	43
(1.77)	10,561	1.94		1.94		(1.67)		66

(17.85)%	$6,233	1.49	%(c)	2.60	%(c)	(1.25	)%(c)	16%
(22.88)	10,417	1.53		2.05		(1.28)		37
13.95	18,979	1.75		2.12		(1.51)		41
18.04 (d)	21,208	2.06		2.12		(1.65)		33
6.10	23,504	1.94		1.94		(1.52)		32
(4.00)	43,621	1.97	(c)(e)	1.97	(c)(e)	(1.60	)(c)(e)	43
(1.84)	49,525	2.00		2.00		(1.65)		66

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	293

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Water:
Class A
3/31/2020†	$16.31	$(0.01)	$(1.68)	$(1.69)	$(0.11)	$(0.40)
9/30/2019	15.54	0.11	1.15	1.26	(0.13)	(0.36)
9/30/2018	15.49	0.13	0.34	0.47	(0.04)	(0.38)
9/30/2017	14.46	0.08	1.08	1.16	(0.05)	(0.08)
9/30/2016	11.99	0.08	2.44	2.52	(0.03)	(0.02)
12/1/2014 - 9/30/2015#	12.70	0.06	(0.74)	(0.68)	(0.03)	—
11/30/2014	12.41	0.07	0.25	0.32	(0.03)	—
Class C
3/31/2020†	$15.52	$(0.07)	$(1.60)	$(1.67)	$—	$(0.40)
9/30/2019	14.79	—	1.10	1.10	(0.01)	(0.36)
9/30/2018	14.82	0.01	0.34	0.35	—	(0.38)
9/30/2017	13.90	(0.01)	1.01	1.00	—	(0.08)
9/30/2016	11.59	(0.02)	2.35	2.33	—	(0.02)
12/1/2014 - 9/30/2015#	12.33	(0.02)	(0.72)	(0.74)	—	—
11/30/2014	12.11	(0.03)	0.25	0.22	—	—
Class P
3/31/2020†	$16.33	$0.01	$(1.68)	$(1.67)	$(0.13)	$(0.40)
9/30/2019	15.59	0.15	1.14	1.29	(0.19)	(0.36)
9/30/2018	15.57	0.17	0.36	0.53	(0.13)	(0.38)
9/30/2017	14.54	0.15	1.04	1.19	(0.08)	(0.08)
9/30/2016	12.05	0.11	2.45	2.56	(0.05)	(0.02)
12/1/2014 - 9/30/2015#	12.80	0.09	(0.75)	(0.66)	(0.09)	—
11/30/2014	12.49	0.09	0.27	0.36	(0.05)	—
Institutional Class
3/31/2020†	$16.03	$0.01	$(1.64)	$(1.63)	$(0.15)	$(0.40)
9/30/2019	15.31	0.15	1.11	1.26	(0.18)	(0.36)
9/30/2018	15.32	0.17	0.34	0.51	(0.14)	(0.38)
9/30/2017	14.33	0.16	1.02	1.18	(0.11)	(0.08)
9/30/2016	11.90	0.11	2.41	2.52	(0.07)	(0.02)
12/1/2014 - 9/30/2015#	12.61	0.09	(0.73)	(0.64)	(0.07)	—
11/30/2014	12.37	0.11	0.24	0.35	(0.11)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

294	Semiannual Report	| March 31, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.51)	$14.11	(10.89)%	$158,003	1.22	%(c)	1.39	%(c)	(0.16	)%(c)	10%
(0.49)	16.31	8.88	177,463	1.23		1.40		0.76		33
(0.42)	15.54	3.05	172,374	1.19		1.41		0.84		34
(0.13)	15.49	8.18	190,693	1.33		1.44		0.59		29
(0.05)	14.46	21.06	237,785	1.49		1.49		0.62		55
(0.03)	11.99	(5.37)	128,465	1.44	(c)(d)	1.44	(c)(d)	0.58	(c)(d)	66
(0.03)	12.70	2.57	138,219	1.46		1.46		0.55		28

$(0.40)	$13.45	(11.18)%	$58,651	1.97	%(c)	2.16	%(c)	(0.91	)%(c)	10%
(0.37)	15.52	8.02	70,175	1.98		2.15		0.01		33
(0.38)	14.79	2.35	83,156	1.94		2.16		0.07		34
(0.08)	14.82	7.32	89,250	2.07		2.19		(0.07)		29
(0.02)	13.90	20.13	92,028	2.25		2.25		(0.18)		55
—	11.59	(6.00)	69,700	2.23	(c)(d)	2.23	(c)(d)	(0.21	)(c)(d)	66
—	12.33	1.82	77,082	2.23		2.23		(0.26)		28

$(0.53)	$14.13	(10.76)%	$187,803	0.94	%(c)	1.15	%(c)	0.12	%(c)	10%
(0.55)	16.33	9.14	210,425	0.95		1.17		1.03		33
(0.51)	15.59	3.40	243,338	0.93		1.15		1.12		34
(0.16)	15.57	8.40	210,746	1.04		1.16		1.02		29
(0.07)	14.54	21.37	125,532	1.24		1.24		0.82		55
(0.09)	12.05	(5.17)	82,847	1.16	(c)(d)	1.16	(c)(d)	0.84	(c)(d)	66
(0.05)	12.80	2.87	84,835	1.21		1.21		0.67		28

$(0.55)	$13.85	(10.73)%	$145,829	0.93	%(c)	1.14	%(c)	0.13	%(c)	10%
(0.54)	16.03	9.12	152,496	0.94		1.18		1.04		33
(0.52)	15.31	3.36	164,322	0.92		1.14		1.13		34
(0.19)	15.32	8.49	142,353	1.01		1.15		1.13		29
(0.09)	14.33	21.32	68,550	1.21		1.21		0.86		55
(0.07)	11.90	(5.08)	30,004	1.17	(c)(d)	1.17	(c)(d)	0.87	(c)(d)	66
(0.11)	12.61	2.82	23,685	1.15		1.15		0.84		28

See accompanying Notes to Financial Statements	| March 31, 2020 |	Semiannual Report	295

Notes to Financial Statements

March 31, 2020 (unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end registered investment management company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. As of March 31, 2020, the Trust consisted of thirty seven separate investment series (each a “Fund” and collectively the “Funds”). Allianz

Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ investment manager. AllianzGI U.S. is an indirect wholly-owned subsidiary of PFP Holdings, Inc. and is a member of Munich-based Allianz Group. Currently, the Trust offers up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Class C shares of a Fund will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase. Such conversions are subject to certain limitations.

The investment objective of each Fund is disclosed below. There can be no assurance that the Funds will meet their stated objectives.

Investment Objective
AllianzGI Retirement 2020	The Funds seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income and, secondarily, capital appreciation.
AllianzGI Retirement 2025
AllianzGI Retirement 2030
AllianzGI Retirement 2035
AllianzGI Retirement 2040
AllianzGI Retirement 2045
AllianzGI Retirement 2050
AllianzGI Retirement 2055
AllianzGI Multi Asset Income	The Fund seeks current income, and secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.
AllianzGI Best Styles Global Equity	The Funds seek long-term capital appreciation.
AllianzGI Best Styles U.S. Equity
AllianzGI Emerging Markets Consumer
AllianzGI Emerging Markets Small-Cap
AllianzGI Emerging Markets Value
AllianzGI Global Dynamic Allocation
AllianzGI Global Sustainability
AllianzGI PerformanceFee Managed Futures Strategy
AllianzGI Structured Return
AllianzGI Water
AllianzGI Convertible	The Fund seeks maximum total return, consisting of capital appreciation and current income.
AllianzGI Core Bond	The Fund seeks current income, consistent with minimal fluctuations of principal.
AllianzGI Core Plus Bond	The Fund seeks total return, consisting of current income and capital appreciation.
AllianzGI Emerging Markets SRI Debt	The Fund seeks long-term capital appreciation and current income.
AllianzGI Floating Rate Note	The Fund seeks to maximize current income.
AllianzGI Global Allocation	The Fund seeks after-inflation capital appreciation and current income.
AllianzGI Global High Yield	The Fund seeks total return with a controlled level of portfolio risk.
AllianzGI Green Bond	The Fund seeks to provide total return, through a combination of capital appreciation and current income by investing in Green Bonds.
AllianzGI High Yield Bond	The Fund seeks a high level of current income and capital growth.
AllianzGI International Small-Cap	The Funds seek maximum long-term capital appreciation.
AllianzGI Micro Cap
AllianzGI Ultra Micro Cap
AllianzGI PerformanceFee Structured US Equity	The Fund seeks to earn total return that exceeds the return of the S&P 500 Index.
AllianzGI PerformanceFee Structured US Fixed Income	The Fund seeks to earn total return that exceeds the return of the Bloomberg Barclays U.S. Aggregate Bond Index.

296	March 31, 2020 |	Semiannual Report

Investment Objective
AllianzGI Preferred Securities and Income	The Fund seeks total return consisting of high current income and capital appreciation.
AllianzGI Short Duration High Income	The Fund seeks a high level of current income with lower volatility than the broader high yield market.
AllianzGI Short Term Bond	The Fund seeks capital preservation, followed by liquidity and positive total return.
AllianzGI U.S. Equity Hedged	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

Like many other companies, the Funds’ organizational documents provide that its officers (“Officers”) and the Board of Trustees (the “Board” or the “Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of its business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Funds’ maximum exposure under these arrangements is unknown as this could involve future claims against the Funds.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and, under normal circumstances. Exchange-traded funds (“ETFs”) are valued at their current market trading price. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV of a Fund’s shares may change on days when an investor is not able to purchase or redeem or exchange shares.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the

Semiannual Report	| March 31, 2020	297

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors, where appropriate. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended March 31, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants)— Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

298	March 31, 2020 |	Semiannual Report

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker/dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps—OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Semiannual Report	| March 31, 2020	299

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

A summary of the inputs used at March 31, 2020 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to the Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Mutual Funds	$11,372,048	—	—	$11,372,048
Repurchase Agreements	—	$219,000	—	219,000
	11,372,048	219,000	—	11,591,048
Other Financial Instruments* – Assets
Market Price	7,245	—	—	7,245
Other Financial Instruments* – Liabilities
Market Price	(39,463)	—	—	(39,463)
Totals	$11,339,830	$219,000	—	$11,558,830

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Mutual Funds	$15,623,340	—	—	$15,623,340
Other Financial Instruments* – Assets
Market Price	27,736	—	—	27,736
Other Financial Instruments* – Liabilities
Market Price	(83,435)	—	—	(83,435)
Totals	$15,567,641	—	—	$15,567,641

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Mutual Funds	$21,829,940	—	—	$21,829,940
Repurchase Agreements	—	$110,000	—	110,000
	21,829,940	110,000	—	21,939,940
Other Financial Instruments* – Assets
Market Price	18,236	—	—	18,236
Other Financial Instruments* – Liabilities
Market Price	(105,875)	—	—	(105,875)
Totals	$21,742,301	$110,000	—	$21,852,301

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Mutual Funds	$17,505,686	—	—	$17,505,686
Repurchase Agreements	—	$404,000	—	404,000
	17,505,686	404,000	—	17,909,686
Other Financial Instruments* – Assets
Market Price	48,138	—	—	48,138
Other Financial Instruments* – Liabilities
Market Price	(57,071)	—	—	(57,071)
Totals	$17,496,753	$404,000	—	$17,900,753

300	March 31, 2020 |	Semiannual Report

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Mutual Funds	$18,269,227	—	—	$18,269,227
Repurchase Agreements	—	$549,000	—	549,000
	18,269,227	549,000	—	18,818,227
Other Financial Instruments* – Assets
Market Price	22,171	—	—	22,171
Other Financial Instruments* – Liabilities
Market Price	(47,450)	—	—	(47,450)
Totals	$18,243,948	$549,000	—	$18,792,948

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Mutual Funds	$10,422,500	—	—	$10,422,500
Repurchase Agreements	—	$147,000	—	147,000
	10,422,500	147,000	—	10,569,500
Other Financial Instruments* – Assets
Market Price	4,380	—	—	4,380
Other Financial Instruments* – Liabilities
Market Price	(63,429)	—	—	(63,429)
Totals	$10,363,451	$147,000	—	$10,510,451

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Mutual Funds	$15,348,761	—	—	$15,348,761
U.S. Treasury Obligations	—	$499,678	—	499,678
Repurchase Agreements	—	166,000	—	166,000
	15,348,761	665,678	—	16,014,439
Other Financial Instruments* – Assets
Market Price	7,300	—	—	7,300
Other Financial Instruments* – Liabilities
Market Price	(97,322)	—	—	(97,322)
Totals	$15,258,739	$665,678	—	$15,924,417

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Mutual Funds	$7,145,044	—	—	$7,145,044
Repurchase Agreements	—	$264,000	—	264,000
	7,145,044	264,000	—	7,409,044
Other Financial Instruments* – Assets
Market Price	2,920	—	—	2,920
Other Financial Instruments* – Liabilities
Market Price	(44,052)	—	—	(44,052)
Totals	$7,103,912	$264,000	—	$7,367,912

Semiannual Report	| March 31, 2020	301

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI Multi Asset Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 3/31/20
Mutual Funds	$39,585,588	—	—		$39,585,588
Common Stock:
Tobacco	423,050	$537,637	—		960,687
All Other	6,409,266	—	—		6,409,266
Repurchase Agreements	—	363,000	—		363,000
	46,417,904	900,637	—		47,318,541
Other Financial Instruments* – Assets
Interest Rate Contracts	161,145	—	—		161,145
Market Price	410,465	—	—		410,465
	571,610	—	—		571,610
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(67,093)	—	—		(67,093)
Market Price	(23,309)	—	—		(23,309)
	(90,402)	—	—		(90,402)
Totals	$46,899,112	$900,637	—		$47,799,749

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 3/31/20
Common Stock:
Australia	$203,145	$2,281,616	$120,719		$2,605,480
Austria	—	398,762	—		398,762
Belgium	—	153,937	—		153,937
Chile	65,493	68,253	—		133,746
China	2,262,825	4,754,656	—	††	7,017,481
Denmark	—	312,746	—		312,746
France	—	5,803,709	—		5,803,709
Georgia	—	35,615	—		35,615
Germany	—	1,725,518	—		1,725,518
Greece	—	130,024	—		130,024
Hong Kong	—	237,699	—		237,699
Hungary	—	210,881	—		210,881
Indonesia	—	183,557	—		183,557
Ireland	789,256	179,957	—		969,213
Israel	134,544	133,736	—		268,280
Italy	—	1,455,145	—		1,455,145
Japan	—	9,652,700	—		9,652,700
Korea (Republic of)	—	2,180,531	—		2,180,531
Malaysia	—	61,950	—		61,950
Netherlands	689,741	1,832,251	—		2,521,992
New Zealand	—	363,732	—		363,732
Norway	—	324,037	—		324,037
Philippines	—	318,658	—		318,658
Poland	—	134,543	—		134,543
Portugal	—	146,198	—		146,198
Singapore	—	321,642	—		321,642
Spain	—	1,770,486	—		1,770,486
Sweden	—	665,065	—		665,065

302	March 31, 2020 |	Semiannual Report

AllianzGI Best Styles Global Equity (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Switzerland	—	$3,874,127	—	$3,874,127
Taiwan	$610,394	1,641,249	—	2,251,643
Thailand	—	—	$131,898	131,898
Turkey	—	247,868	—	247,868
United Kingdom	176,922	3,939,731	—	4,116,653
All Other	75,607,547	—	—	75,607,547
Exchange-Traded Funds	2,053,571	—	—	2,053,571
Preferred Stock:
Brazil	301,563	—	—	301,563
Colombia	60,038	—	—	60,038
All Other	—	534,424	—	534,424
Repurchase Agreements	—	295,000	—	295,000
Totals	$82,955,039	$46,370,003	$252,617	$129,577,659

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Common Stock	$29,715,453	—	—	$29,715,453
Repurchase Agreements	—	$105,000	—	105,000
Totals	$29,715,453	$105,000	—	$29,820,453

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Convertible Bonds & Notes:
Diversified Financial Services	—	—	$5,357,978	$5,357,978
All Other	—	$617,569,518	—	617,569,518
Convertible Preferred Stock	$149,964,309	—	—	149,964,309
Repurchase Agreements	—	64,769,000	—	64,769,000
Totals	$149,964,309	$682,338,518	$5,357,978	$837,660,805

AllianzGI Core Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
U.S. Government Agency Securities	—	$16,496,494	—	$16,496,494
Corporate Bonds & Notes	—	16,159,121	—	16,159,121
Asset-Backed Securities	—	8,054,217	—	8,054,217
U.S. Treasury Obligations	—	5,078,889	—	5,078,889
Mortgage-Backed Securities	—	1,464,384	—	1,464,384
Preferred Stock	$553,659	—	—	553,659
	553,659	47,253,105	—	47,806,764
Other Financial Instruments* – Assets
Credit Contracts	—	92,566	—	92,566
Interest Rate Contracts	105,390	—	—	105,390
	105,390	92,566	—	197,956

Semiannual Report	| March 31, 2020	303

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI Core Bond (cont’d)
Other Financial Instruments* – Liabilities	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Credit Contracts	—	$(130,553)	—	(130,553)
Interest Rate Contracts	$(17,828)	—	—	(17,828)
	(17,828)	(130,553)	—	(148,381)
Totals	$641,221	$47,215,118	—	$47,856,339

AllianzGI Core Plus Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Corporate Bonds & Notes	—	$21,285,723	—	$21,285,723
U.S. Government Agency Securities	—	17,644,729	—	17,644,729
Asset-Backed Securities	—	13,218,742	—	13,218,742
U.S. Treasury Obligations	—	2,865,595	—	2,865,595
Mortgage-Backed Securities	—	1,730,445	—	1,730,445
Preferred Stock	$620,500	—	—	620,500
	620,500	56,745,234	—	57,365,734
Other Financial Instruments* – Assets
Credit Contracts	—	234,710	—	234,710
Interest Rate Contracts	84,531	—	—	84,531
	84,531	234,710	—	319,241
Other Financial Instruments* – Liabilities
Credit Contracts	—	(196,068)	—	(196,068)
Interest Rate Contracts	(634)	—	—	(634)
	(634)	(196,068)	—	(196,702)
Totals	$704,397	$56,783,876	—	$57,488,273

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Common Stock:
Brazil	$734,970	—	—	$734,970
Canada	492,407	—	—	492,407
China	4,693,593	$9,450,097	—	14,143,690
India	877,657	501,921	—	1,379,578
Mexico	353,992	—	—	353,992
Philippines	—	293,140	$1,139	294,279
Russian Federation	540,740	—	—	540,740
Thailand	—	—	1,104,351	1,104,351
Turkey	51,409	147,960	—	199,369
United States	2,680,876	—	—	2,680,876
All Other	—	9,124,073	—	9,124,073
Preferred Stock	232,601	—	—	232,601
Repurchase Agreements	—	1,130,000	—	1,130,000
Totals	$10,658,245	$20,647,191	$1,105,490	$32,410,926

304	March 31, 2020 |	Semiannual Report

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Common Stock:
Brazil	$121,311	—	—	$121,311
India	73,777	$671,591	—	745,368
Korea (Republic of)	19,271	647,201	—	666,472
Mexico	151,136	—	—	151,136
Russian Federation	50,517	—	$112,611	163,128
South Africa	241,884	—	—	241,884
Thailand	—	—	147,068	147,068
Turkey	149,694	64,763	—	214,457
All Other	—	2,826,880	—	2,826,880
Preferred Stock:
Brazil	109,201	—	—	109,201
Russian Federation	—	—	33,454	33,454
Totals	$916,791	$4,210,435	$293,133	$5,420,359

AllianzGI Emerging Markets SRI Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Sovereign Debt Obligations	—	$18,847,315	—	$18,847,315
Corporate Bonds & Notes	—	346,152	—	346,152
U.S. Treasury Obligations	—	215,594	—	215,594
Repurchase Agreements	—	3,517,000	—	3,517,000
	—	22,926,061	—	22,926,061
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	195,778	—	195,778
Interest Rate Contracts	$12,351	—	—	12,351
	12,351	195,778	—	208,129
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(87,188)	—	(87,188)
Interest Rate Contracts	(5,031)	—	—	(5,031)
	(5,031)	(87,188)	—	(92,219)
Totals	$7,320	$23,034,651	—	$23,041,971

AllianzGI Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Common Stock:
Brazil	$2,634,437	—	—	$2,634,437
China	8,507,594	$27,198,250	—	35,705,844
France	601,692	500,615	—	1,102,307
Mexico	1,640,949	—	—	1,640,949
Netherlands	544,230	—	—	544,230
Russian Federation	1,381,007	1,023,513	—	2,404,520
Saudi Arabia	472,681	444,735	—	917,416
Taiwan	997,329	10,672,430	—	11,669,759
United States	4,663,779	—	—	4,663,779
All Other	—	27,622,120	—	27,622,120

Semiannual Report	| March 31, 2020	305

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI Emerging Markets Value (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Preferred Stock:
Brazil	$853,043	—	—	$853,043
Korea (Republic of)	—	$1,724,539	—	1,724,539
Repurchase Agreements	—	1,127,000	—	1,127,000
Totals	$22,296,741	$70,313,202	—	$92,609,943

AllianzGI Floating Rate Note:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Corporate Bonds & Notes	—	$9,792,600	—	$9,792,600
Mortgage-Backed Securities	—	2,103,936	—	2,103,936
Asset-Backed Securities	—	651,361	—	651,361
Sovereign Debt Obligations	—	95,444	—	95,444
U.S. Government Agency Securities	—	33,616	—	33,616
Repurchase Agreements	—	556,000	—	556,000
	—	13,232,957	—	13,232,957
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	48,146	—	48,146
Interest Rate Contracts	$13,656	—	—	13,656
	13,656	48,146	—	61,802
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(78,375)	—	—	(78,375)
Totals	$(64,719)	$13,281,103	—	$13,216,384

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Mutual Funds	$200,683,325	—	—	$200,683,325
Corporate Bonds & Notes	—	$45,041,467	—	45,041,467
U.S. Treasury Obligations	—	385,812	—	385,812
Preferred Stock	124,110	—	—	124,110
Repurchase Agreements	—	5,460,000	—	5,460,000
	200,807,435	50,887,279	—	251,694,714
Other Financial Instruments* – Assets
Foreign Exchange Contracts	20,058	—	—	20,058
Interest Rate Contracts	1,992,260	—	—	1,992,260
Market Price	589,777	—	—	589,777
	2,602,095	—	—	2,602,095
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(70,950)	—	—	(70,950)
Interest Rate Contracts	(40,448)	—	—	(40,448)
Market Price	(580,860)	—	—	(580,860)
	(692,258)	—	—	(692,258)
Totals	$202,717,272	$50,887,279	—	$253,604,551

306	March 31, 2020 |	Semiannual Report

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 3/31/20
Corporate Bonds & Notes	—	$33,957,770	—		$33,957,770
Common Stock:
Australia	$33,217	457,725	$15,498		506,440
Austria	—	64,369	—		64,369
Belgium	—	100,028	—		100,028
Chile	9,485	10,152	—		19,637
China	294,026	953,980	—	††	1,248,006
Czech Republic	—	55,356	—		55,356
Denmark	—	102,376	—		102,376
Finland	—	94,527	—		94,527
France	961	994,920	—		995,881
Georgia	—	5,163	—		5,163
Germany	—	430,569	—		430,569
Greece	—	18,882	—		18,882
Hong Kong	—	228,514	—		228,514
Hungary	—	86,521	—		86,521
Indonesia	—	26,660	—		26,660
Ireland	116,603	28,329	—		144,932
Israel	19,411	98,328	—		117,739
Italy	—	363,155	—		363,155
Japan	—	2,949,837	—		2,949,837
Korea (Republic of)	68,517	392,450	—		460,967
Malaysia	4,744	116,675	—		121,419
Morocco	—	2,231	—		2,231
Netherlands	114,340	330,285	—		444,625
New Zealand	—	90,540	—		90,540
Norway	—	66,012	—		66,012
Philippines	—	59,431	—		59,431
Poland	—	44,343	—		44,343
Portugal	—	21,226	—		21,226
Russian Federation	—	2,772	—		2,772
Singapore	—	263,852	—		263,852
South Africa	—	55,962	—		55,962
Spain	15,365	307,727	—		323,092
Sweden	—	139,229	—		139,229
Switzerland	414	1,082,073	—		1,082,487
Taiwan	99,914	901,536	—		1,001,450
Thailand	—	—	172,193		172,193
Turkey	947	32,218	—		33,165
United Kingdom	26,402	771,179	—		797,581
All Other	18,379,575	—	—		18,379,575
Mutual Funds	30,035,568	—	—		30,035,568
Exchange-Traded Funds	3,996,960	—	—		3,996,960
U.S. Treasury Obligations	—	1,095,101	—		1,095,101
Preferred Stock:
Chile	—	10,737	—		10,737
Germany	—	34,098	—		34,098
Korea (Republic of)	—	51,130	—		51,130
All Other	174,855	—	—		174,855
Repurchase Agreements	—	627,000	—		627,000
	53,391,304	47,524,968	187,691		101,103,963

Semiannual Report	| March 31, 2020	307

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI Global Dynamic Allocation (cont’d)
Other Financial Instruments* – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Credit Contracts	—	$1,530,536	—	$1,530,536
Interest Rate Contracts	$278,486	—	—	278,486
Market Price	137,376	348,815	—	486,191
	415,862	1,879,351	—	2,295,213
Other Financial Instruments* – Liabilities
Credit Contracts	—	(53,787)	—	(53,787)
Interest Rate Contracts	(100,972)	—	—	(100,972)
Market Price	(1,110,735)	—	—	(1,110,735)
	(1,211,707)	(53,787)	—	(1,265,494)
Totals	$52,595,459	$49,350,532	$187,691	$102,133,682

AllianzGI Global High Yield:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Corporate Bonds & Notes	—	$23,275,804	—	$23,275,804
Repurchase Agreements	—	2,376,000	—	2,376,000
U.S. Treasury Obligations	—	649,871	—	649,871
	—	26,301,675	—	26,301,675
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	203,383	—	203,383
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(17,448)	—	(17,448)
Interest Rate Contracts	$(53,625)	—	—	(53,625)
Market Price	(2,151)	—	—	(2,151)
	(55,776)	(17,448)	—	(73,224)
Totals	$(55,776)	$26,487,610	—	$26,431,834

AllianzGI Global Sustainability:
Investments in Securities – Assets	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/20
Common Stock:
Australia	—	$2,400,942	—	$2,400,942
Denmark	—	2,455,942	—	2,455,942
France	—	4,227,881	—	4,227,881
Germany	—	8,919,676	—	8,919,676
Hong Kong	—	1,932,410	—	1,932,410
Japan	—	6,132,575	—	6,132,575
Korea (Republic of)	$4,965	2,156,319	—	2,161,284
Spain	—	1,907,501	—	1,907,501
Sweden	—	5,117,944	—	5,117,944
Switzerland	—	5,554,165	—	5,554,165
United Kingdom	—	13,667,729	—	13,667,729
All Other	76,541,119	—	—	76,541,119
Repurchase Agreements	—	5,210,000	—	5,210,000
Totals	$76,546,084	$59,683,084	—	$136,229,168

308	March 31, 2020 |	Semiannual Report

AllianzGI Green Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Corporate Bonds & Notes	—	$21,293,426	—	$21,293,426
Sovereign Debt Obligations	—	4,917,133	—	4,917,133
Repurchase Agreements	—	1,038,000	—	1,038,000
	—	27,248,559	—	27,248,559
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(339,881)	—	(339,881)
Interest Rate Contracts	$(153,796)	—	—	(153,796)
	(153,796)	(339,881)	—	(493,677)
Totals	$(153,796)	$26,908,678	—	$26,754,882

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Corporate Bonds & Notes:
Commercial Services	—	$3,898,011	$42,141	$3,940,152
Diversified Financial Services	—	5,137,754	1,111,538	6,249,292
Media	—	10,183,443	3	10,183,446
All Other	—	66,335,191	—	66,335,191
Preferred Stock	—	—	5,114,196	5,114,196
Common Stock	—	—	29,005	29,005
Warrants	—	—	41	41
Repurchase Agreements	—	5,255,000	—	5,255,000
Totals	—	$90,809,399	$6,296,924	$97,106,323

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Common Stock:
Hong Kong	$273,105	$526,399	—	$799,504
All Other	—	62,723,345	—	62,723,345
Preferred Stock	—	624,864	—	624,864
Repurchase Agreements	—	3,615,000	—	3,615,000
Totals	$273,105	$67,489,608	—	$67,762,713

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Common Stock	$12,562,070	—	—	$12,562,070
Repurchase Agreements	—	$226,000	—	226,000
Totals	$12,562,070	$226,000	—	$12,788,070

Semiannual Report	| March 31, 2020	309

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI PerformanceFee Managed Futures Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
U.S. Treasury Obligations	—	$19,900,288	—	$19,900,288
Mutual Funds	$1,261,374	—	—	1,261,374
Repurchase Agreements	—	854,000	—	854,000
	1,261,374	20,754,288	—	22,015,662
Other Financial Instruments* – Assets
Commodity Contracts	1,499,508	—	—	1,499,508
Foreign Exchange Contracts	20,442	—	—	20,442
Interest Rate Contracts	491,007	—	—	491,007
Market Price	262	—	—	262
	2,011,219	—	—	2,011,219
Other Financial Instruments* – Liabilities
Commodity Contracts	(685,484)	—	—	(685,484)
Credit Contracts	—	(40,102)	—	(40,102)
Foreign Exchange Contracts	(80,055)	—	—	(80,055)
Interest Rate Contracts	(62,388)	—	—	(62,388)
Market Price	(283,171)	—	—	(283,171)
	(1,111,098)	(40,102)	—	(1,151,200)
Totals	$2,161,495	$20,714,186	—	$22,875,681

AllianzGI PerformanceFee Structured US Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Exchange-Traded Funds	$64,310,850	—	—	$64,310,850
Repurchase Agreements	—	$1,888,000	—	1,888,000
Options Purchased:
Market Price	1,860,442	139	—	1,860,581
	66,171,292	1,888,139	—	68,059,431
Investments in Securities – Liabilities
Options Written:
Market Price	(1,584,908)	(203)	—	(1,585,111)
Totals	$64,586,384	$1,887,936	—	$66,474,320

AllianzGI PerformanceFee Structured US Fixed Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Exchange-Traded Funds	$8,641,905	—	—	$8,641,905
Options Purchased:
Market Price	195	—	—	195
	8,642,100	—	—	8,642,100
Investments in Securities – Liabilities
Options Written:
Market Price	(6,082)	—	—	(6,082)
Totals	$8,636,018	—	—	$8,636,018

310	March 31, 2020 |	Semiannual Report

AllianzGI Preferred Securities and Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Corporate Bonds & Notes	—	$13,382,030	—	$13,382,030
Preferred Stock	$3,894,579	—	—	3,894,579
Repurchase Agreements	—	1,590,000	—	1,590,000
	3,894,579	14,972,030	—	18,866,609
Other Financial Instruments* – Assets
Interest Rate Contracts	12,114	—	—	12,114
Other Financial Instruments* – Liabilities
Credit Contracts	—	(54,371)	—	(54,371)
Totals	$3,906,693	$14,917,659	—	$18,824,352

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Corporate Bonds & Notes:
Coal	—	$5,719,409	$4	$5,719,413
All Other	—	724,634,829	—	724,634,829
Senior Loans	—	110,643,852	—	110,643,852
Asset-Backed Securities	—	3,752,694	—	3,752,694
Repurchase Agreements	—	31,938,000	—	31,938,000
Totals	—	$876,688,784	$4	$876,688,788

AllianzGI Short Term Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Corporate Bonds & Notes	—	$16,319,687	—	$16,319,687
U.S. Treasury Obligations	—	1,059,758	—	1,059,758
U.S. Government Agency Securities	—	580,913	—	580,913
Repurchase Agreements	—	8,421,000	—	8,421,000
Totals	—	$26,381,358	—	$26,381,358

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Exchange-Traded Funds	$215,764,000	—	—	$215,764,000
Repurchase Agreements	—	$7,950,000	—	7,950,000
Options Purchased:
Market Price	49,376,766	1,788	—	49,378,554
	265,140,766	7,951,788	—	273,092,554
Investments in Securities – Liabilities
Options Written:
Market Price	(15,446,074)	(2,507)	—	(15,448,581)
Totals	$249,694,692	$7,949,281	—	$257,643,973

Semiannual Report	| March 31, 2020	311

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Exchange-Traded Funds	$1,828,737	—	—	$1,828,737
Options Purchased:
Market Price	140,450	—	—	140,450
	1,969,187	—	—	1,969,187
Investments in Securities – Liabilities
Options Written:
Market Price	(668)	—	—	(668)
Totals	$1,968,519	—	—	$1,968,519

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Common Stock	$9,342,767	—	—	$9,342,767
Repurchase Agreements	—	$144,000	—	144,000
Totals	$9,342,767	$144,000	—	$9,486,767

AllianzGI Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/20
Common Stock:
Austria	—	$4,640,778	—	$4,640,778
China	—	17,716,342	—	17,716,342
Finland	—	1,364,165	—	1,364,165
France	—	41,883,547	—	41,883,547
Italy	—	8,272,339	—	8,272,339
Netherlands	—	8,505,282	—	8,505,282
Sweden	—	19,116,447	—	19,116,447
Switzerland	—	32,176,454	—	32,176,454
United Kingdom	—	77,665,116	—	77,665,116
All Other	$327,209,324	—	—	327,209,324
Repurchase Agreements	—	10,758,000	—	10,758,000
Totals	$327,209,324	$222,098,470	—	$549,307,794

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2020, was as follows:

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 9/30/19		Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 3/31/20
Common Stock:
Australia	$—		$65,132	$—		$—	$—	$6,627	$48,960	$—	$120,719
China	1,153		—	—	††, @	—	(6)	(1,147)	—	—	—	††
Greece	—	††	—	(1,069)		—	(386,601)	387,670	—	—	—
Thailand	1,829,586		128,481	(1,756,772)		—	(85,711)	16,314	—	—	131,898
Totals	$1,830,739		$193,613	$(1,757,841)		$—	$(472,318)	$409,464	$48,960	$—	$252,617

312	March 31, 2020 |	Semiannual Report

AllianzGI Convertible:
Investments in Securities – Assets	Beginning Balance 9/30/19		Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/20
Convertible Bonds & Notes:
Diversified Financial Services	$3,857,048		$1,964,241	$—	$350	$—	$(463,661)	$—	$—	$5,357,978

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Beginning Balance 9/30/19		Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/20
Common Stock:
Philippines	$575		$—	$—	$—	$—	$564	$—	$—	$1,139
Thailand	2,327,954		—	(784,696)	—	31,283	(470,190)	—	—	1,104,351
Totals	$2,328,529		$—	$(784,696)	$—	$31,283	$(469,626)	$—	$—	$1,105,490

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/19		Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/20
Common Stock:
Russian Federation	$36,894		$151,369	$(3,376)	$—	$341	$(72,617)	$—	$—	$112,611
Thailand	496,692		—	(250,024)	—	9,445	(109,045)	—	—	147,068
Preferred Stock:
Russian Federation	221,365		—	(174,666)	—	10,676	(23,921)	—	—	33,454
Totals	$754,951		$151,369	$(428,066)	$—	$20,462	$(205,583)	$—	$—	$293,133

AllianzGI Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 9/30/19		Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/20
Common Stock:
Russian Federation	$1,612,979		$175,198	$(2,002,959)	$—	$511,492	$(296,710)	$—	$—	$—
Rights:
Singapore	3,590		—	—	—	—	(3,590)	—	—	—
Totals	$1,616,569		$175,198	$(2,002,959)	$—	$511,492	$(300,300)	$—	$—	$—

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Beginning Balance 9/30/19		Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 3/31/20
Common Stock:
Australia	$—		$9,477	$—	$—	$—	$964	$5,057	$—	$15,498
China	34		—	—	—	—	(34)	—	—	—	††
Greece	—	††	—	(273)	—	(98,895)	99,168	—	—	—
Taiwan	7,958		—	—	—	—	(4,676)	—	(3,282)	—
Thailand	410,024		8,719	(168,138)	—	20,507	(116,322)	17,403	—	172,193
Rights:
Singapore	207		—	—	—	—	(207)	—	—	—
Totals	$418,223		$18,196	$(168,411)	$—	$(78,388)	$(21,107)	$22,460	$(3,282)	$187,691

Semiannual Report	| March 31, 2020	313

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI High Yield Bond:
Investments in Securities –Assets	Beginning Balance 9/30/19	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/20
Corporate Bonds & Notes:
Commercial Services	$126,445	$—		$(27,988)@	$—	$—	$(56,316)	$—	$—	$42,141
Diversified Financial Services	1,447,756	158,197	†	—	13,121	—	(507,536)	—	—	1,111,538
Media	3	—		—	—	—	—	—	—	3
Preferred Stock	6,148,346	—		—	—	—	(1,034,150)	—	—	5,114,196
Common Stock:
Aerospace & Defense	68,454	—		—	—	—	(39,457)	—	—	28,997
Banks	1	—		—	—	—	—	—	—	1
Media	7	—		—	—	—	—	—	—	7
Warrants:
Advertising	38,238	—		—	—	—	(38,199)	—	—	39
Media	1	—		—	—	—	1	—	—	2
Totals	$7,829,251	$158,197		$(27,988)	$13,121	$—	$(1,675,657)	$—	$—	$6,296,924

AllianzGI International Small-Cap:
Investments in Securities –Assets	Beginning Balance 9/30/19	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/20
Common Stock:
Thailand	$494,789	$—		$(279,088)	$—	$(159,143)	$(56,558)	$—	$—	$—

The tables above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2020:

AllianzGI High Yield Bond:
Investments in Securities – Assets	Ending Balance at 3/31/20	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Corporate Bonds & Notes:
Diversified Financial Services	$2,007,500	Market and Company Comparables	EV Multiples	1.06x (0.70x –1.81x)
				3.18x (1.06x –4.91x)
				0.63x (0.38x –0.76x)
			Illiquidity Discount	20%
Preferred Stock
Media	$399,464	Market and Company Comparables	EV Multiples	0.56x (0.11x –0.97x)
			Illiquidity Discount	1% –30%
	$4,714,732	Market and Company Comparables	EV Multiples	0.56x (0.11x –0.97x)
			Illiquidity Discount	30%
Common Stock	$28,997	Market and Company Comparables	EV Multiples	0.39x (0.39x –0.41x)
				3.49x (2.62x –4.79x)
				0.32x (0.21x –0.39x)
			M&A Transaction Multiples	0.80x (0.38x –2.12x)
			Illiquidity Discount	40%

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

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*

Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 and into Level 3 due to an exchange traded closing price being unavailable or unreliable at March 31, 2020.
***	Transferred out of Level 3 and into Level 2 as a result of securities trading outside of the U.S. whose values were adjusted by the application of a modeling tool at March 31, 2020.
†	Payment-in-Kind
††	Actual amount rounds to less than $1.
@	Issued or removed via corporate action.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at March 31, 2020 was:

AllianzGI Best Styles Global Equity	$(244,407)
AllianzGI Convertible	(463,661)
AllianzGI Emerging Markets Consumer	(406,725)
AllianzGI Emerging Markets Small-Cap	(164,658)
AllianzGI Global Dynamic Allocation	(127,498)
AllianzGI High Yield Bond	(1,703,644)

The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, commitment fees received relating to unfunded purchase or lending commitments and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the NAV of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Multi Asset Income, AllianzGI Convertible, AllianzGI Core Bond, AllianzGI Core Plus Bond, AllianzGI Emerging Markets SRI Debt, AllianzGI Floating Rate Note, AllianzGI Global Allocation, AllianzGI Global High Yield, AllianzGI Green Bond, AllianzGI High Yield Bond, AllianzGI Emerging Markets Value, AllianzGI PerformanceFee Structured US Fixed Income, AllianzGI Preferred Securities and Income, AllianzGI Short Duration High Income and AllianzGI Short Term Bond) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Convertible, AllianzGI Emerging Markets SRI Debt, AllianzGI Emerging Markets Value, AllianzGI Global Allocation and AllianzGI Global High Yield declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI Core Bond, AllianzGI Core Plus Bond, AllianzGI Floating Rate Note, AllianzGI Green Bond, AllianzGI High Yield Bond, AllianzGI PerformanceFee Structured US Fixed Income, AllianzGI Preferred Securities and Income, AllianzGI Short Duration High Income and AllianzGI Short Term Bond declare dividends from net investment income monthly and distributions from net realized capital gains, if

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Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

any, annually. AllianzGI Multi Asset Income declares dividends from net investment income and/or distributions from short-term capital gains monthly. Net realized capital gains, if any, will continue to be distributed annually by each Fund. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of March 31, 2020, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(i) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

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(j) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(k) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(l) Payment In-Kind Securities.  The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(m) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Exchange-Traded Funds.  Certain Funds may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(o) Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

(p) Convertible Securities.  Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying

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Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(q) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. Upon entering into these when-issued or delayed-delivery transactions, the Funds and the counterparties are required to pledge to the other party an amount of cash or securities collateral when either party has a net exposure that exceeds the minimum transfer amount of the other party. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(r) Securities Traded on To-Be-Announced Basis.  The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(s) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(t) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(u) Organizational and Offering Costs.  Organizational costs are expensed at the inception of the Fund. Offering costs are amortized over a twelve-month period from the inception of the Fund.

(v) Loan Interest Expense.  Loan interest expense relates to the amounts borrowed under the credit facility (See Note 12). Loan interest expense is recorded as it is incurred.

(w) New Accounting Pronouncements.  In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The adoption of the ASU is elective. At this time, management is evaluating the implications of these changes on the financial statements.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration and/or default.

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The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

Funds may be subject to increased risk to the extent they allocate assets among investment styles and certain styles underperform relative to other investment styles.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events, may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on a Fund and its investments. As a further example, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. Associated disruptions could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.

Certain of the Funds invest in ETFs. Shareholders will indirectly bear fees and expenses associated with the ETFs in which a Fund invests, in addition to a Fund’s direct fees and expenses. The cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Fund’s NAV will be subject to fluctuations in the market values of the ETFs in which it invests. A Fund is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of a Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index based ETF’s performance may not match that of the index it seeks to track.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking

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Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 12, the Funds have entered into a credit agreement. In connection with their use of leverage as well as their investment activities, the Funds may have exposure to the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Short sales may be used by certain Funds. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

AllianzGI PerformanceFee Managed Futures Strategy may gain exposure to commodity markets by investing in a subsidiary of the Trust, the AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd (the “Cayman Subsidiary”). By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. AllianzGI PerformanceFee Managed Futures Strategy may invest no more than 25% of its assets in the Cayman Subsidiary.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS

AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Multi Asset Income (collectively the “Target Funds”) and Global Allocation, intend to invest their assets significantly or primarily in series of the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust, PIMCO Funds and PIMCO ETF Trust (together, “Affiliated Underlying Funds”). The Target Funds and Global Allocation may also invest a portion of their assets in ETFs and mutual

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funds and pooled vehicles other than Affiliated Underlying Funds (collectively, with the Affiliated Underlying Funds, the “Underlying Funds”). PerformanceFee Structured US Equity, PerformanceFee Structured US Fixed Income, Structured Return and U.S. Equity Hedged may have substantial exposure to Underlying Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

Investing in the Underlying Funds involves certain additional expenses and tax results that would not be present in a direct investment in the securities and other investments held by the Underlying Funds. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investments in the Underlying Fund, which will vary. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

The U.S. Commodity Futures Trading Commission (the “CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act, or if the fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered as a commodity pool operator with respect to AllianzGI PerformanceFee Managed Futures Strategy and the Cayman Subsidiary.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they

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Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements.  Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which

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the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Total Return Swap Agreements.  Total return swap agreements are entered into gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. One counterparty pays out the total return of a specific underlying reference asset, and in return receives a fixed or variable rate. At maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As a payer, a Fund would owe payments on any net positive total return and would receive payments in the event of a net negative return.

Volatility Swap Agreements.  Volatility swap agreements are agreements in which the counterparties agree to make payments in connection with changes in the volatility of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swap agreements permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, a Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at March 31, 2020:

AllianzGI Retirement 2020:
Location	Market Price
Asset derivatives:
Unrealized appreciation on futures contracts*	$7,245
Liability derivatives:
Unrealized depreciation on futures contracts*	$(39,463)

*

Included in net unrealized depreciation of $32,218 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI Retirement 2025:
Location	Market Price
Asset derivatives:
Unrealized appreciation on futures contracts*	$27,736
Liability derivatives:
Unrealized depreciation on futures contracts*	$(83,435)

*

Included in net unrealized depreciation of $55,699 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2030:
Location	Market Price
Asset derivatives:
Unrealized appreciation on futures contracts*	$18,236
Liability derivatives:
Unrealized depreciation on futures contracts*	$(105,875)

*

Included in net unrealized depreciation of $87,639 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2035:
Location	Market Price
Asset derivatives:
Unrealized appreciation on futures contracts*	$48,138
Liability derivatives:
Unrealized depreciation on futures contracts*	$(57,071)

*

Included in net unrealized depreciation of $8,933 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2040:
Location	Market Price
Asset derivatives:
Unrealized appreciation on futures contracts*	$22,171
Liability derivatives:
Unrealized depreciation on futures contracts*	$(47,450)

*

Included in net unrealized depreciation of $25,279 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2045:
Location	Market Price
Asset derivatives:
Unrealized appreciation on futures contracts*	$4,380
Liability derivatives:
Unrealized depreciation on futures contracts*	$(63,429)

*

Included in net unrealized depreciation of $59,049 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2050:
Location	Market Price
Asset derivatives:
Unrealized appreciation on futures contracts*	$7,300
Liability derivatives:
Unrealized depreciation on futures contracts*	$(97,322)

*

Included in net unrealized depreciation of $90,022 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2055:
Location	Market Price
Asset derivatives:
Unrealized appreciation on futures contracts*	$2,920
Liability derivatives:
Unrealized depreciation on futures contracts*	$(44,052)

*

Included in net unrealized depreciation of $41,132 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Multi Asset Income:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$410,465	$161,145	$571,610
Liability derivatives:
Unrealized depreciation on futures contracts*	$(23,309)	$(67,093)	$(90,402)

*

Included in net unrealized appreciation of $481,208 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

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AllianzGI Core Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	$—	$92,566	$92,566
Unrealized appreciation on futures contracts*	105,390	—	105,390
Total asset derivatives	$105,390	$92,566	$197,956
Liability derivatives:
Unrealized depreciation of swaps**	$—	$(130,553)	$(130,553)
Unrealized depreciation on futures contracts*	(17,828)	—	(17,828)
Total liability derivatives	$(17,828)	$(130,553)	$(148,381)

*

Included in net unrealized appreciation of $87,562 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized depreciation of $37,987 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Core Plus Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	$—	$234,710	$234,710
Unrealized appreciation on futures contracts*	84,531	—	84,531
Total asset derivatives	$84,531	$234,710	$319,241
Liability derivatives:
Unrealized depreciation of swaps**	$—	$(196,068)	$(196,068)
Unrealized depreciation on futures contracts*	(634)	—	(634)
Total liability derivatives	$(634)	$(196,068)	$(196,702)

*

Included in net unrealized appreciation of $83,897 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized appreciation of $38,642 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Emerging Markets SRI Debt:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$12,351	$—	$12,351
Unrealized appreciation of forward foreign currency contracts	—	195,778	195,778
Total asset derivatives	$12,351	$195,778	$208,129
Liability derivatives:
Unrealized depreciation on futures contracts*	$(5,031)	$—	$(5,031)
Unrealized depreciation of forward foreign currency contracts	—	(87,188)	(87,188)
Total liability derivatives	$(5,031)	$(87,188)	$(92,219)

*

Included in net unrealized appreciation of $7,320 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI Floating Rate Note:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$13,656	$—	$13,656
Unrealized appreciation of forward foreign currency contracts	—	48,146	48,146
Total asset derivatives	$13,656	$48,146	$61,802
Liability derivatives:
Unrealized depreciation on futures contracts*	$(78,375)	$—	$(78,375)

*

Included in net unrealized depreciation of $64,719 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$589,777	$1,992,260	$20,058	$2,602,095
Liability derivatives:
Unrealized depreciation on futures contracts*	$(580,860)	$(40,448)	$(70,950)	$(692,258)

*

Included in net unrealized appreciation of $1,909,837 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	$348,815	$—	$1,530,536	$—	$1,879,351
Unrealized appreciation on futures contracts*	137,376	278,486	—	—	415,862
Total asset derivatives	$486,191	$278,486	$1,530,536	$—	$2,295,213
Liability derivatives:
Unrealized depreciation of swaps**	$—	$—	$(53,787)	$—	$(53,787)
Unrealized depreciation on futures contracts*	(1,110,735)	(100,972)	—	—	(1,211,707)
Total liability derivatives	$(1,110,735)	$(100,972)	$(53,787)	$—	$(1,265,494)

*

Included in net unrealized depreciation of $795,845 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized appreciation of $1,825,564 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global High Yield:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$—	—	$203,383	$203,383
Liability derivatives:
Unrealized depreciation on futures contracts*	$(2,151)	$(53,625)	$—	$(55,776)
Unrealized depreciation of forward foreign currency contracts	—	—	(17,448)	(17,448)
Total liability derivatives	$(2,151)	$(53,625)	$(17,448)	$(73,224)

*

Included in net unrealized depreciation of $55,776 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

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AllianzGI Green Bond:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Liability derivatives:
Unrealized depreciation on futures contracts*	$(153,796)	$—	$(153,796)
Unrealized depreciation of forward foreign currency contracts	—	(339,881)	(339,881)
Total liability derivatives	$(153,796)	$(339,881)	$(493,677)

*

Included in net unrealized depreciation of $153,796 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI PerformanceFee Managed Futures Strategy:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Commodity Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$262	$491,007	$—	$1,499,508	$20,442	$2,011,219
Liability derivatives:
Unrealized depreciation of swaps**	$—	$—	$(40,102)	$—	$—	$(40,102)
Unrealized depreciation on futures contracts*	(283,171)	(62,388)	—	(685,484)	(80,055)	(1,111,098)
Total liability derivatives	$(283,171)	$(62,388)	$(40,102)	$(685,484)	$(80,055)	$(1,151,200)

*

Included in net unrealized appreciation of $900,121 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized depreciation of $40,102 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI PerformanceFee Structured US Equity:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$1,860,581
Liability derivatives:
Options written, at value	$(1,585,111)

AllianzGI PerformanceFee Structured US Fixed Income:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$195
Liability derivatives:
Options written, at value	$(6,082)

AllianzGI Preferred Securities and Income:
Location	Interest Rate Contracts	Credit Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$12,114	$—	$12,114
Liability derivatives:
Unrealized depreciation of swaps**	$—	$(54,371)	$(54,371)

*

Included in net unrealized appreciation of $12,114 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized depreciation of $54,371 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$49,378,554
Liability derivatives:
Options written, at value	$(15,448,581)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$140,450
Liability derivatives:
Options written, at value	$(668)

Semiannual Report	| March 31, 2020	327

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

The effect of derivatives on the Statements of Operations for the six months ended March 31, 2020:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$87,398	$16,148	$(12,232)	$91,314
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(31,839)	$(3,186)	$2,249	$(32,776)

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$318,586	$25,787	$(18,842)	$325,531
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(45,433)	$(8,036)	$3,364	$(50,105)

AllianzGI Retirement 2030:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$158,913	$19,131	$(26,069)	$151,975
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(66,142)	$(11,600)	$5,595	$(72,147)

AllianzGI Retirement 2035:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(55,996)	$24,323	$(22,010)	$(53,683)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$18,737	$(9,267)	$5,595	$15,065

AllianzGI Retirement 2040:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(315,296)	$19,884	$(22,935)	$(318,347)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$17,966	$(8,073)	$5,601	$15,494

328	March 31, 2020 |	Semiannual Report

AllianzGI Retirement 2045:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(271,764)	$12,522	$(14,770)	$(274,012)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(25,135)	$(5,055)	$3,364	$(26,826)

AllianzGI Retirement 2050:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(436,276)	$6,121	$(22,017)	$(452,172)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(52,046)	$(6,678)	$5,601	$(53,123)

AllianzGI Retirement 2055:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(235,312)	$3,046	$(11,943)	$(244,209)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(23,415)	$(3,018)	$3,377	$(23,056)

AllianzGI Multi Asset Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(647,300)	$76,127	$(138,183)	$(709,356)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$483,071	$185,906	$11,869	$680,846

AllianzGI Best Styles Global Equity:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(1,353)

AllianzGI Core Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Net realized gain on:
Futures contracts	$31,220	$—	$31,220
Swaps	—	181,663	181,663
Total net realized gain	$31,220	$181,663	$212,883
Net change in unrealized appreciation/depreciation of:
Futures contracts	$123,875	$—	$123,875
Swaps	—	(40,153)	(40,153)
Total net change in unrealized appreciation/depreciation	$123,875	$(40,153)	$83,722

Semiannual Report	| March 31, 2020	329

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI Core Plus Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Net realized gain on:
Futures contracts	$332,358	$—	$332,358
Swaps	—	242,123	242,123
Total net realized gain	$332,358	$242,123	$574,481
Net change in unrealized appreciation/depreciation of:
Futures contracts	$116,317	$—	$116,317
Swaps	—	40,841	40,841
Total net change in unrealized appreciation/depreciation	$116,317	$40,841	$157,158

AllianzGI Emerging Markets SRI Debt:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(36,523)	$—	$(36,523)
Forward foreign currency contracts	—	(59,183)	(59,183)
Total net realized loss	$(36,523)	$(59,183)	$(95,706)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$14,961	$—	$14,961
Forward foreign currency contracts	—	107,750	107,750
Total net change in unrealized appreciation/depreciation	$14,961	$107,750	$122,711

AllianzGI Floating Rate Note:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(22,631)	$—	$(22,631)
Forward foreign currency contracts	—	(10,293)	(10,293)
Total net realized loss	$(22,631)	$(10,293)	$(32,924)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(72,245)	$—	$(72,245)
Forward foreign currency contracts	—	17,792	17,792
Total net change in unrealized appreciation/depreciation	$(72,245)	$17,792	$(54,453)

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(2,733,553)	$160,734	$(26,341)	$(2,599,160)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$83,712	$2,322,197	$(20,938)	2,384,971

330	March 31, 2020 |	Semiannual Report

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(637,130)	$638,067	$—	$(582,714)	$(581,777)
Swaps	—	—	61,203	—	61,203
Total net realized gain(loss)	$(637,130)	$638,067	$61,203	$(582,714)	$(520,574)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(845,818)	$155,179	$—	$35,041	$(655,598)
Swaps	348,815	—	1,476,749	—	1,825,564
Total net change in unrealized appreciation/depreciation	$(497,003)	$155,179	$1,476,749	$35,041	$1,169,966

AllianzGI Global High Yield:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$44,295	$(13,091)	$—	$31,204
Forward foreign currency contracts	—	—	(156,706)	(156,706)
Total net realized gain(loss)	$44,295	$(13,091)	$(156,706)	$(125,502)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(5,151)	$(58,664)	$—	$(63,815)
Forward foreign currency contracts	—	—	131,137	131,137
Total net change in unrealized appreciation/depreciation	$(5,151)	$(58,664)	$131,137	$67,322

AllianzGI Green Bond:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(150,738)	$—	$(150,738)
Forward foreign currency contracts	—	444,554	444,554
Total net realized gain(loss)	$(150,738)	$444,554	$293,816
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(153,796)	$—	$(153,796)
Forward foreign currency contracts	—	(346,944)	(346,944)
Total net change in unrealized appreciation/depreciation	$(153,796)	$(346,944)	$(500,740)

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$10,106

Semiannual Report	| March 31, 2020	331

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI PerformanceFee Managed Futures Strategy:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Commodity Contracts	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(2,544,459)	$(131,278)	$—	$(324,203)	$(372,382)	$(3,372,322)
Swaps	—	—	(762,084)	—	—	(762,084)
Total net realized loss	$(2,544,459)	$(131,278)	$(762,084)	$(324,203)	$(372,382)	$(4,134,406)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(238,275)	$497,801	$—	$838,642	$(314,084)	$784,084
Swaps	—	—	4,717	—	—	4,717
Total net change in unrealized appreciation/depreciation	$(238,275)	$497,801	$4,717	$838,642	$(314,084)	$788,801

AllianzGI PerformanceFee Structured US Equity:
Location	Market Price
Net realized gain(loss) on:
Investments (options purchased)	$5,812,978
Options written	(29,474,922)
Total net realized loss	$(23,661,944)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(455,226)
Options written	(117,115)
Total net change in unrealized appreciation/depreciation	$(572,341)

AllianzGI PerformanceFee Structured US Fixed Income:
Location	Market Price
Net realized gain(loss) on:
Investments (options purchased)	$220,579
Options written	(956,034)
Total net realized loss	$(734,455)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(580)
Options written	(76,243)
Total net change in unrealized appreciation/depreciation	$(76,823)

AllianzGI Preferred Securities and Income:
Location	Interest Rate Contracts	Credit Contracts	Total
Net realized gain(loss) on:
Futures contracts	$3,673	$—	$3,673
Swaps	—	(508)	(508)
Total net realized gain(loss)	$3,673	$(508)	$3,165
Net change in unrealized appreciation/depreciation of:
Futures contracts	$12,486	$—	$12,486
Swaps	—	(54,371)	(54,371)
Total net change in unrealized appreciation/depreciation	$12,486	$(54,371)	$(41,885)

AllianzGI Structured Return:
Location	Market Price
Net realized gain(loss) on:
Investments (options purchased)	$77,707,157
Options written	(293,416,284)
Total net realized loss	$(215,709,127)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$29,634,564
Options written	30,596,099
Total net change in unrealized appreciation/depreciation	$60,230,663

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(5,761)
Options written	(18,882)
Total net realized loss	$(24,643)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$84,927
Options written	(1,759)
Total net change in unrealized appreciation/depreciation	$83,168

AllianzGI Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(10,726)

332	March 31, 2020 |	Semiannual Report

The average volume (based on the open positions at each month-end) of derivative activity for the six months ended March 31, 2020:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)			Futures Contracts(1)		Credit Default Swap Agreements(3)		Total Return Swap Agreements (3)
			Purchased		Sold	Long	Short	Buy	Sell
AllianzGI Retirement 2020	—	—	—		—	18	22	—	—	—
AllianzGI Retirement 2025	—	—	—		—	23	35	—	—	—
AllianzGI Retirement 2030	—	—	—		—	40	43	—	—	—
AllianzGI Retirement 2035	—	—	—		—	38	29	—	—	—
AllianzGI Retirement 2040	—	—	—		—	48	26	—	—	—
AllianzGI Retirement 2045	—	—	—		—	33	16	—	—	—
AllianzGI Retirement 2050	—	—	—		—	46	22	—	—	—
AllianzGI Retirement 2055	—	—	—		—	23	9	—	—	—
AllianzGI Multi Asset Income	—	—	—		—	142	38	—	—	—
AllianzGI Best Styles Global Equity	—	—	—	†	—	—	—	—	—	—
AllianzGI Core Bond	—	—	—		—	43	16	$8,875	$8,948	—
AllianzGI Core Plus Bond	—	—	—		—	61	17	19,542	19,868	—
AllianzGI Emerging Markets SRI Debt	—	—	$815,716		$1,677,959	5	6	—	—	—
AllianzGI Floating Rate Note	—	—	368,416		2,475,415	3	23	—	—	—
AllianzGI Global Allocation	—	—	—		—	673	44	—	—	—
AllianzGI Global Dynamic Allocation	—	—	—		37	757	38	13,948	13,915	$3
AllianzGI Global High Yield	—	—	552,773		5,578,962	—	17	—	—	—
AllianzGI Green Bond	—	—	893,388		15,366,273	45	18	—	—	—
AllianzGI International Small-Cap	—	—	—		58,095	—	—	—	—	—
AllianzGI PerformanceFee Managed Futures Strategy	—	—	—		—	799	685	9,846	9,614	—
AllianzGI PerformanceFee Structured US Equity	6,384	(8,245)	—		—	—	—	—	—	—
AllianzGI PerformanceFee Structured US Fixed Income	175	(228)	—		—	—	—	—	—	—
AllianzGI Preferred Securities and Income	—	—	—		—	3	—	501	474	—
AllianzGI Structured Return	69,370	(78,785)	—		—	—	—	—	—	—
AllianzGI U.S. Equity Hedged	14	(6)	—		—	—	—	—	—	—

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional amount (in thousands)

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at March 31, 2020 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received (Pledged) at March 31, 2020:

AllianzGI Emerging Markets SRI Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
JPMorgan Chase	$111,553	$—	$—	$111,553
State Street Bank and Trust Co.	84,225	(84,225)	—	—
Totals	$195,778	$(84,225)	$—	$111,553

Semiannual Report	| March 31, 2020	333

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI Floating Rate Note:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Citibank N.A.	$48,146	$—	$—	$48,146

AllianzGI Global Dynamic Allocation:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Volatility Swaps
UBS AG	$348,815	$—	$—	$348,815

AllianzGI Global High Yield:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Goldman Sachs	$194,568	$—	$—	$194,568
JPMorgan Chase	8,815	(8,815)	—	—
Totals	$203,383	$(8,815)	$—	$194,568

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at March 31, 2020:

AllianzGI Emerging Markets SRI Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank and Trust Co.	$87,188	$(84,225)	$—	$2,963

AllianzGI Global High Yield:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
JPMorgan Chase	$17,448	$(8,815)	$—	$8,633

AllianzGI Green Bond:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank London	$339,881	$—	$—	$339,881

334	March 31, 2020 |	Semiannual Report

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR FEES/DEFERRED COMPENSATION

Investment Management Fee and Performance Fee. Each Fund has an Investment Management Agreement (for the purpose of this section, the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”). With respect to AllianzGI PerformanceFee Managed Futures Strategy, the Investment Manager also serves as investment manager to the Cayman Subsidiary pursuant to an investment management agreement. The Investment Manager does not receive a fee for its services to the Cayman Subsidiary.

Each of AllianzGI PerformanceFee Structured US Equity Fund, AllianzGI PerformanceFee Structured US Fixed Income Fund and AllianzGI PerformanceFee Managed Futures Strategy Fund, (together the “AllianzGI PerformanceFee Funds”) pays a monthly management fee (a “Management Fee”) to the Investment Manager in return for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. For each AllianzGI PerformanceFee Fund, the Management Fee consists of two components: (i) a base fee (the “Base Fee”) calculated by applying a fixed advisory fee rate to the Fund’s average daily net assets during the previous month, and (ii) a positive or negative performance adjustment (the “Performance Adjustment”) calculated by applying a variable rate to the Fund’s average daily net assets during the applicable performance measurement period (the “Performance Period”). The Performance Period generally consists of the trailing twelve months. The Performance Adjustment is calculated monthly in arrears and is added to or subtracted from the Base Fee to determine the Management Fee. Because the Base Fee and Performance Adjustment are calculated with respect to the PerformanceFee Funds’ average daily net assets over two different time periods (the previous month for the Base Fee and the Performance Period for the Performance Adjustment), the effective Management Fee may be less than 0.0% or greater than the Base Fee plus the Maximum Performance Adjustment described below for certain periods (subject to any fee limitations and waivers described below).

With respect to AllianzGI PerformanceFee Managed Futures Strategy Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.75% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the ICE BofA 3-Month US T-Bill Index (the “Index “) plus 5.00% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement

Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0015% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle for the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.75% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 5.00% for the Performance Period.

With respect to AllianzGI PerformanceFee Structured US Equity Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.60% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the S&P 500 Index (the “Index”) plus 1.25% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0048% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle during the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.60% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 1.25% for the Performance Period.

With respect to AllianzGI PerformanceFee Structured US Fixed Income Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.30% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) plus 0.625% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0048% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle during the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.30% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 0.625% for the Performance Period.

Semiannual Report	| March 31, 2020	335

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

Administration Fee. The Investment Manager provides administrative services to the Target Funds and also bears the cost of most third-party administrative services required by the Target Funds,

and in return it receives from each share class of each Target Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Management Fee and Administration Fee for all outstanding share classes are charged at an annual rate as indicated in the following table:

				Class A,C and R	Class P and Administrative	Class R6	Institutional Class

	Management Fee		Effective Management Fee	Administration Fee
AllianzGI Retirement 2020	0.05%		0.05%	0.30%	0.15%	0.05%	N/A
AllianzGI Retirement 2025	0.05		0.05	0.30	0.15	0.05	N/A
AllianzGI Retirement 2030	0.05		0.05	0.30	0.15	0.05	N/A
AllianzGI Retirement 2035	0.05		0.05	0.30	0.15	0.05	N/A
AllianzGI Retirement 2040	0.05		0.05	0.30	0.15	0.05	N/A
AllianzGI Retirement 2045	0.05		0.05	0.30	0.15	0.05	N/A
AllianzGI Retirement 2050	0.05		0.05	0.30	0.15	0.05	N/A
AllianzGI Retirement 2055	0.05		0.05	0.30	0.15	0.05	N/A
AllianzGI Multi Asset Income	0.05		0.05	0.30	0.15	0.05	0.10%
AllianzGI Best Styles Global Equity	0.30		0.30	N/A	N/A	N/A	N/A
AllianzGI Best Styles U.S. Equity	0.30		0.30	N/A	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A	N/A
AllianzGI Core Bond	0.25		0.25	N/A	N/A	N/A	N/A
AllianzGI Core Plus Bond	0.30		0.30	N/A	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	0.85		0.85	N/A	N/A	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.20		1.20	N/A	N/A	N/A	N/A
AllianzGI Emerging Markets SRI Debt	0.60		0.60	N/A	N/A	N/A	N/A
AllianzGI Emerging Markets Value	0.85		0.85	N/A	N/A	N/A	N/A
AllianzGI Floating Rate Note	0.20		0.20	N/A	N/A	N/A	N/A
AllianzGI Global Allocation	0.70	*	0.25	N/A	N/A	N/A	N/A
AllianzGI Global Dynamic Allocation	0.70	*	0.57	N/A	N/A	N/A	N/A
AllianzGI Global High Yield	0.60		0.60	N/A	N/A	N/A	N/A
AllianzGI Global Sustainability	0.80		0.80	N/A	N/A	N/A	N/A
AllianzGI Green Bond	0.40		0.40	N/A	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00		1.00	N/A	N/A	N/A	N/A
AllianzGI Micro Cap	1.05		1.05	N/A	N/A	N/A	N/A
AllianzGI PerformanceFee Managed Futures Strategy	0.75	*#	0.15	N/A	N/A	N/A	N/A
AllianzGI PerformanceFee Structured US Equity	0.60	*@	0.75	N/A	N/A	N/A	N/A
AllianzGI PerformanceFee Structured US Fixed Income	0.30	*^	0.39	N/A	N/A	N/A	N/A
AllianzGI Preferred Securities and Income	0.45		0.45	N/A	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A	N/A
AllianzGI Short Term Bond	0.30		0.30	N/A	N/A	N/A	N/A
AllianzGI Structured Return	0.60		0.60	N/A	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70	N/A	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.10		1.10	N/A	N/A	N/A	N/A
AllianzGI Water	0.95		0.95	N/A	N/A	N/A	N/A

*	See Note 6 for management fee waivers.
#

The management fee consists of a base fee at an annualized rate of 0.75% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.75% based on the Fund’s performance relative to the ICE BofA 3-Month US T-Bill Index plus 5.00% (annualized).

@

The management fee consists of a base fee at an annualized rate of 0.60% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.60% based on the Fund’s performance relative to the S&P 500 Index plus 1.25% (annualized).

^

The management fee consists of a base fee at an annualized rate of 0.30% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.30% based on the Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index plus 0.625% (annualized).

336	March 31, 2020 |	Semiannual Report

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the of the Investment Manager serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, C and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, C and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of Class C (with the exception for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the six months ended March 31, 2020, the Distributor received $198,057, representing commissions (sales charges) and CDSC from the Funds.

Deferred Compensation. The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds or the Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. Allianz Funds and the Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

6.	EXPENSE LIMITATION/MANAGEMENT FEE WAIVER AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation

	Management Fee Waiver	Class A	Class C	Class R	Class P		Institutional Class	Class R6		Administrative Class
AllianzGI Retirement 2020(3)	N/A	0.95%	1.70%	1.30%	0.65%		N/A	0.55	%*	0.90%
AllianzGI Retirement 2025(3)	N/A	0.95	N/A	1.30	0.65		N/A	0.55	*	0.90
AllianzGI Retirement 2030(3)	N/A	0.95	1.70	1.30	0.65	*	N/A	0.55	*	0.90
AllianzGI Retirement 2035(3)	N/A	0.95	N/A	1.30	0.65		N/A	0.55	*	0.90
AllianzGI Retirement 2040(3)	N/A	0.95	1.70	1.30	0.65		N/A	0.55	*	0.90
AllianzGI Retirement 2045(3)	N/A	0.95	N/A	1.30	0.65		N/A	0.55	*	0.90
AllianzGI Retirement 2050(3)	N/A	0.95	1.70	1.30	0.65		N/A	0.55		0.90
AllianzGI Retirement 2055(3)	N/A	0.95	N/A	1.30	0.65		N/A	0.55		0.90
AllianzGI Multi Asset Income(3)	N/A	0.95	1.70	1.30	0.65		0.60%	0.55		0.90
AllianzGI Best Styles Global Equity(5)	N/A	0.70	1.40	N/A	0.50		0.40	0.40		N/A
AllianzGI Best Styles U.S. Equity(5)	N/A	0.65	1.40	N/A	0.50		0.40	0.40		N/A
AllianzGI Convertible(5)	N/A	0.96	1.73	1.17	0.74		0.71	N/A		0.93
AllianzGI Core Bond(6)	N/A	N/A	N/A	N/A	0.30		0.25	0.20		N/A
AllianzGI Core Plus Bond(6)	N/A	N/A	N/A	N/A	0.35		0.30	0.25		N/A
AllianzGI Emerging Markets Consumer(5)	N/A	1.39	N/A	N/A	N/A		1.05	N/A		N/A
AllianzGI Emerging Markets Small-Cap(5)	N/A	1.80	N/A	N/A	N/A		1.50	N/A		N/A

Semiannual Report	| March 31, 2020	337

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

			Expense Limitation

	Management Fee Waiver		Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Emerging Markets SRI Debt(5)	N/A		1.05%	1.80%	N/A	0.90%	0.80%	N/A	N/A
AllianzGI Emerging Markets Value(5)	N/A		1.14	1.89	N/A	0.98	0.89	N/A	N/A
AllianzGI Floating Rate Note(5)	N/A		N/A	N/A	N/A	0.40	0.30	N/A	N/A
AllianzGI Global Allocation(4)	0.55	%(1)	1.01	1.76	1.21%	0.81	0.74	0.71%	0.96%
AllianzGI Global Dynamic Allocation(4)	0.55	(1)	1.01	1.78	1.38	0.84	0.74	0.74	0.99
AllianzGI Global High Yield(5)	N/A		N/A	N/A	N/A	0.80	0.70	N/A	N/A
AllianzGI Global Sustainability(5)	N/A		0.94	N/A	N/A	0.79	0.69	N/A	N/A
AllianzGI Green Bond(6)	N/A		0.75	N/A	N/A	0.55	0.50	N/A	N/A
AllianzGI High Yield Bond	N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI International Small-Cap(5)	N/A		1.25	2.00	1.59	1.10	1.04	1.00	N/A
AllianzGI Micro Cap(5)	N/A		1.42	N/A	N/A	1.34	1.34	N/A	N/A
AllianzGI PerformanceFee Managed Futures Strategy(7)	(2)		N/A	N/A	N/A	0.19	0.14	0.09	N/A
AllianzGI PerformanceFee Structured US Equity(7)	(2)		N/A	N/A	N/A	0.00	0.00	0.00	N/A
AllianzGI PerformanceFee Structured US Fixed Income(7)	(2)		N/A	N/A	N/A	0.00	0.00	0.00	N/A
AllianzGI Preferred Securities and Income(6)	N/A		N/A	N/A	N/A	0.60	0.55	0.50	N/A
AllianzGI Short Duration High Income(5)	N/A		0.86	1.11	N/A	0.65	0.60	0.55	N/A
AllianzGI Short Term Bond(6)	N/A		0.64	N/A	N/A	0.49	0.39	N/A	N/A
AllianzGI Structured Return(8)	N/A		1.01	1.77	N/A	0.78	0.73	0.70	N/A
AllianzGI U.S. Equity Hedged(8)	N/A		1.25	2.00	N/A	1.10	1.00	N/A	N/A
AllianzGI Ultra Micro Cap(5)	N/A		1.56	N/A	N/A	1.52	1.49	N/A	N/A
AllianzGI Water(5)	N/A		1.22	1.97	N/A	0.94	0.93	N/A	N/A

(1)

The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of each applicable Fund that are attributable to investments in Underlying Funds. This waiver with respect to investments in Underlying Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser, is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Underlying Funds will continue through at least January 31, 2021.

(2)

The Investment Manager has agreed to waivers with respect to each AllianzGI PerformanceFee Fund such that (i) its monthly Management Fee (including Base Fee plus Performance Adjustment) will not exceed the product of the maximum percentage fee rate (equal to the Base Fee plus the maximum upward Performance Adjustment) and the Fund’s average daily net assets over the preceding month, and (ii) the Investment Manager will not collect a Management Fee with respect to any month in which the Measurement Class has failed to outperform the Index.

(3)

The Investment Manager has contractually agreed, until January 31, 2021, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

(4)

The Investment Manager has contractually agreed, until January 31, 2021, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, including Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

(5)

The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2021, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust by mutual agreement of the parties.

(6)

The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

(7)

Effective February 1, 2020, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2021 to the extent that Other Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

(8)

The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2021 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

*

As a result of reimbursing expenses inclusive of acquired fund fees and expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement of each share class is accounted for as “Contribution from Investment Manager” on the Statements of Operations.

338	March 31, 2020 |	Semiannual Report

The following Funds revised their expense limitation rates during the six months ended March 31, 2020. The expense limitation rates in effect during the period (except as noted in the tables below) and at March 31, 2020 for all the Funds are disclosed in the table above. In January, the Board approved (i) new expense limitation arrangements for AllianzGI Convertible Fund and AllianzGI Short Duration High Income Fund and (ii) revised expense limits for AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Sustainability Fund and AllianzGI Structured Return Fund.

	Expense Limitation (10/1/19 - 1/31/20)

	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Convertible	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	1.40%	N/A	N/A	N/A	1.05%	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.85	N/A	N/A	N/A	1.50	N/A	N/A
AllianzGI Global Allocation	1.01	1.76%	1.21%	0.81%	0.76	0.71%	0.96%
AllianzGI Global Dynamic Allocation	0.97	1.74	1.34	0.80	0.70	0.70	0.95
AllianzGI Global Sustainability	1.09	N/A	N/A	0.94	0.84	N/A	N/A
AllianzGI Short Duration High Income	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI Structured Return	1.00	1.75	N/A	0.79	0.71	0.69	N/A

The Investment Manager, per the expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. During the period or six months ended March 31, 2020, the Investment Manager recouped a total of $5,739 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of March 31, 2020.

	Unrecouped Expenses Waived/Reimbursed through

	Fiscal Period or Year ended

	9/30/2017	9/30/2018	9/30/2019	Totals
AllianzGI Retirement 2020	$88,906	$80,682	$37,741	$207,329
AllianzGI Retirement 2025	116,776	122,969	72,001	311,746
AllianzGI Retirement 2030	123,768	142,601	94,383	360,752
AllianzGI Retirement 2035	63,406	73,903	43,247	180,556
AllianzGI Retirement 2040	25,645	39,583	20,978	86,206
AllianzGI Retirement 2045	7,838	15,532	5,257	28,627
AllianzGI Retirement 2050	3,702	7,609	3,289	14,600
AllianzGI Retirement 2055	1,560	2,851	1,438	5,849
AllianzGI Multi Asset Income	89,948	79,551	42,135	211,634
AllianzGI Best Styles Global Equity	222,208	129,151	4,556	355,915
AllianzGI Best Styles U.S. Equity	174,158	119,713	168,885	462,756
AllianzGI Core Bond	—	175,017	305,308	480,325
AllianzGI Core Plus Bond	—	180,862	292,997	473,859
AllianzGI Emerging Markets Consumer	185,526	82,270	104,650	372,446
AllianzGI Emerging Markets Small-Cap	251,209	172,437	122,389	546,035
AllianzGI Emerging Markets SRI Debt	162,523	187,669	186,500	536,692
AllianzGI Emerging Markets Value	548,032	377,554	488,650	1,414,236
AllianzGI Floating Rate Note	—	278,716	192,419	471,135
AllianzGI Global Allocation	8,935	—	4,732	13,667
AllianzGI Global Dynamic Allocation	650,337	457,777	535,503	1,643,617
AllianzGI Global High Yield	236,455	236,908	96,205	569,568
AllianzGI Global Sustainability	175,647	139,780	186,454	501,881
AllianzGI Green Bond	—	—	301,543	301,543
AllianzGI International Small-Cap	279,258	190,541	530,473	1,000,272
AllianzGI Micro Cap	137,352	133,846	170,230	441,428

Semiannual Report	| March 31, 2020	339

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

	Unrecouped Expenses Waived/Reimbursed through

	Fiscal Period or Year ended

	9/30/2017	9/30/2018	9/30/2019	Totals
AllianzGI Preferred Securities and Income	$—	$151,931	$223,469	$375,400
AllianzGI Short Term Bond	—	128,601	262,202	390,803
AllianzGI Structured Return	409,881	296,728	413,146	1,119,755
AllianzGI U.S. Equity Hedged	193,599	160,089	197,160	550,848
AllianzGI Ultra Micro Cap	—	89,364	122,669	212,033
AllianzGI Water	—	—	767,632	767,632

7.	RELATED PARTY TRANSACTIONS

The Investment Manager and the Distributor are related parties. Fees payable to these parties are disclosed in Note 5 and Note 6 and the accrued related party fee and receivable amounts are disclosed on the Statements of Assets and Liabilities.

(a) Payments from Affiliates

During the six months ended March 31, 2020, AllianzGI U.S. reimbursed AllianzGI Core Bond Fund $313 for realized losses resulting from trading errors.

During the year ended September 30, 2019, AllianzGI U.S. reimbursed AllianzGI Global Allocation Fund $36,174 for realized losses resulting from trading errors.

(b) Affiliated Transactions

The following tables show the transactions in and earnings from affiliates for the six months ended March 31, 2020:

AllianzGI Retirement 2020:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$3,309,016	$1,035,758	$4,303,713	$(137,575)	—	$65,358	—	$96,514	—
AllianzGI Best Styles U.S. Equity	287,860	373,461	761,638	(46,441)	—	—	—	146,758	—
AllianzGI Core Bond Fund	—	3,733,760	410,239	12,235	$3,317,950	15,789	214,893	(17,806)	—
AllianzGI Emerging Markets Small-Cap	89,979	20,377	21,649	(23,907)	69,530	3,458	5,877	4,730	—
AllianzGI Emerging Markets SRI Debt	155,057	153,723	312,607	(2,876)	—	1,542	—	6,703	—
AllianzGI Global Dynamic Allocation	11,605,860	5,387,938	7,921,316	(1,694,912)	7,984,568	395,999	508,247	606,998	$696,959
AllianzGI Short Duration High Income	246,357	46,212	297,861	(3,826)	—	—	—	9,118	—
Totals	$15,694,129	$10,751,229	$14,029,023	$(1,897,302)	$11,372,048	$482,146	729,017	$853,015	$696,959

340	March 31, 2020 |	Semiannual Report

AllianzGI Retirement 2025:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$1,755,627	$311,061	$2,069,634	$(100,228)	—	$25,191	—	$103,174	—
AllianzGI Best Styles U.S. Equity	1,268,041	745,981	2,236,017	(138,140)	—	—	—	360,135	—
AllianzGI Core Bond Fund	—	894,625	224,254	1,791	$663,003	3,515	42,941	(9,159)	—
AllianzGI Emerging Markets Small-Cap	127,301	23,058	22,296	(33,823)	98,371	4,892	8,315	4,131	—
AllianzGI Emerging Markets SRI Debt	104,294	102,243	206,837	(2,051)	—	—	—	2,351	—
AllianzGI Global Dynamic Allocation	19,901,976	8,020,785	10,692,185	(3,252,085)	14,861,966	643,950	946,020	883,475	$1,133,354
AllianzGI Short Duration High Income	—	148,201	143,817	—	—	—	—	(4,384)	—
Totals	$23,157,239	$10,245,954	$15,595,040	$(3,524,536)	$15,623,340	$677,548	997,276	$1,339,723	$1,133,354

AllianzGI Retirement 2030:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$891,741	$667,852	$1,601,851	$(56,960)	—	—	—	$99,218	—
AllianzGI Best Styles Global Equity	—	811,016	354,700	—	—	—	—	(456,316)	—
AllianzGI Best Styles Global Managed Volatility	—	540,076	89,932	(83,666)	$367,183	$9,927	27,422	705	$11,222
AllianzGI Best Styles U.S. Equity	3,262,679	1,882,142	4,261,509	(681,523)	687,967	37,519	63,701	486,178	237,323
AllianzGI Emerging Markets Small-Cap	360,141	46,428	409,430	(17,060)	—	5,224	—	19,921	—
AllianzGI Global Dynamic Allocation	28,315,735	12,185,309	16,825,286	(4,336,976)	20,072,511	918,046	1,277,690	733,729	1,615,764
AllianzGI Global Small-Cap Opportunities	—	175,637	48,441	(39,666)	88,340	2,707	7,570	810	—
AllianzGI International Growth	—	591,270	—	(106,035)	485,235	—	35,111	—	—
AllianzGI Mid-Cap	—	359,446	225,185	(15,073)	128,704	—	33,604	9,516	5,869
Totals	$32,830,296	$17,259,176	$23,816,334	$(5,336,959)	$21,829,940	$973,423	1,445,098	$893,761	$1,870,178

Semiannual Report	| March 31, 2020	341

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI Retirement 2035:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$554,587	$267,640	$838,236	$(31,845)	—	—	—	$47,854	—
AllianzGI Best Styles Global Equity	2,213,145	2,950,856	4,104,433	(292,361)	—	—	—	(767,207)	—
AllianzGI Best Styles Global Managed Volatility	—	1,724,052	538,876	(216,424)	$942,446	$30,970	70,384	(26,306)	$35,009
AllianzGI Best Styles U.S. Equity	3,129,700	2,350,174	2,885,183	(979,941)	1,907,716	86,029	176,640	292,966	544,161
AllianzGI Emerging Markets Small-Cap	280,494	42,259	93,417	(59,288)	168,830	8,397	14,271	(1,218)	—
AllianzGI Focused Growth	273,007	621,068	395,139	(73,554)	429,770	—	10,578	4,388	64,713
AllianzGI Global Dynamic Allocation	15,411,476	9,608,738	11,003,712	(2,563,820)	11,805,537	511,778	751,466	352,855	900,732
AllianzGI Global Small-Cap Opportunities	—	421,485	77,786	(105,261)	238,761	5,332	20,459	323	—
AllianzGI International Growth	1,375,564	1,488,984	1,700,250	(74,989)	1,103,070	396	79,817	13,761	954
AllianzGI Mid-Cap	164,485	572,239	284,936	(46,803)	406,424	—	106,116	1,439	18,534
AllianzGI Mid-Cap Value	276,706	422,516	353,500	(100,407)	246,526	4,509	10,384	1,211	21,187
AllianzGI Small-Cap	410,932	415,271	494,404	(77,232)	256,606	1,389	17,153	2,039	—
Totals	$24,090,096	$20,885,282	$22,769,872	$(4,621,925)	$17,505,686	$648,800	1,257,268	$(77,895)	$1,585,290

AllianzGI Retirement 2040:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$—	$698,892	$745,797	—	—	—	—	$46,905	—
AllianzGI Best Styles Global Equity	6,247,862	5,283,634	7,822,017	$(670,032)	$1,424,808	$92,165	138,197	(1,614,639)	$216,474
AllianzGI Best Styles Global Managed Volatility	1,567,206	3,584,728	2,790,577	(403,914)	1,831,596	65,348	136,788	(125,847)	73,871
AllianzGI Best Styles U.S. Equity	4,125,385	2,717,526	3,341,366	(1,309,958)	2,580,322	112,898	238,919	388,735	714,118
AllianzGI Emerging Markets Small-Cap	313,771	38,979	74,848	(70,232)	205,405	10,216	17,363	(2,265)	—
AllianzGI Focused Growth	619,017	1,053,512	954,664	(100,798)	606,814	—	14,935	(10,253)	106,479
AllianzGI Global Dynamic Allocation	10,896,722	5,459,177	7,003,434	(1,708,018)	7,697,540	362,045	489,977	53,093	637,199
AllianzGI Global Small-Cap Opportunities	—	785,794	126,825	(201,787)	457,708	10,222	39,221	526	—
AllianzGI International Growth	2,487,961	2,816,949	3,183,685	(136,888)	2,007,684	720	145,274	23,347	1,737
AllianzGI Mid-Cap	310,795	972,027	597,704	(66,932)	606,475	—	158,348	(11,711)	31,865
AllianzGI Mid-Cap Value	623,971	1,000,208	940,640	(180,771)	463,495	10,702	19,524	(39,273)	50,284
AllianzGI Small-Cap	—	626,008	136,356	(109,184)	387,380	2,097	25,894	6,912	—
Totals	$27,192,690	$25,037,434	$27,717,913	$(4,958,514)	$18,269,227	$666,413	1,424,440	$(1,284,470)	$1,832,027

342	March 31, 2020 |	Semiannual Report

AllianzGI Retirement 2045:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$4,681,059	$4,212,735	$5,715,551	$(581,679)	$1,194,078	$80,047	115,818	$(1,402,486)	$188,013
AllianzGI Best Styles Global Managed Volatility	1,084,782	2,889,120	2,112,599	(321,942)	1,453,282	47,845	108,535	(86,079)	54,087
AllianzGI Best Styles U.S. Equity	2,805,046	2,237,865	2,990,151	(810,375)	1,486,005	73,192	137,593	243,620	462,963
AllianzGI Emerging Markets Small-Cap	202,724	22,649	72,099	(40,193)	114,076	5,674	9,643	995	—
AllianzGI Focused Growth	391,026	788,574	641,195	(75,419)	453,899	—	11,172	(9,087)	76,639
AllianzGI Global Dynamic Allocation	4,518,488	2,415,383	3,315,006	(688,734)	2,926,108	143,617	186,258	(4,023)	252,767
AllianzGI Global Small-Cap Opportunities	—	588,617	118,371	(144,032)	326,705	7,297	27,995	491	—
AllianzGI International Growth	1,954,761	2,158,412	2,615,553	(90,111)	1,404,359	533	101,618	(3,150)	1,284
AllianzGI Mid-Cap	196,326	750,757	430,776	(49,994)	453,650	—	118,447	(12,663)	22,174
AllianzGI Mid-Cap Value	550,802	772,255	866,212	(115,275)	293,894	7,428	12,380	(47,676)	34,905
AllianzGI Small-Cap	58,659	624,296	254,138	(91,441)	316,444	1,565	21,153	(20,932)	—
Totals	$16,443,673	$17,460,663	$19,131,651	$(3,009,195)	$10,422,500	$367,198	850,612	$(1,340,990)	$1,092,832

AllianzGI Retirement 2050:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$8,058,154	$4,842,952	$8,453,284	$(501,987)	$2,032,224	$140,176	197,112	$(1,913,611)	$329,243
AllianzGI Best Styles Global Managed Volatility	1,565,187	4,421,108	3,382,405	(429,499)	1,945,163	78,279	145,270	(229,228)	88,489
AllianzGI Best Styles U.S. Equity	3,715,289	2,359,664	2,113,566	(1,298,033)	2,802,064	110,588	259,450	138,710	699,505
AllianzGI Emerging Markets Small-Cap	262,548	24,672	61,420	(57,396)	168,004	8,356	14,202	(400)	—
AllianzGI Focused Growth	515,472	1,175,004	723,623	(142,668)	830,356	—	20,437	6,171	125,032
AllianzGI Global Dynamic Allocation	4,514,020	1,165,387	1,824,942	(717,283)	3,099,153	150,299	197,273	(38,029)	264,525
AllianzGI Global Small-Cap Opportunities	—	802,046	135,280	(204,183)	463,144	10,344	39,687	561	—
AllianzGI International Growth	2,585,584	3,358,253	3,776,715	(135,516)	2,021,068	850	146,242	(10,538)	2,051
AllianzGI Mid-Cap	258,807	1,080,515	454,221	(91,688)	795,185	—	207,620	1,772	36,263
AllianzGI Mid-Cap Value	896,227	1,154,187	1,100,259	(274,124)	678,201	12,404	28,568	2,170	58,286
AllianzGI Small-Cap	128,878	785,603	258,523	(142,779)	514,199	2,783	34,372	1,020	—
Totals	$22,500,166	$21,169,391	$22,284,238	$(3,995,156)	$15,348,761	$514,079	1,290,233	$(2,041,402)	$1,603,394

Semiannual Report	| March 31, 2020	343

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

AllianzGI Retirement 2055:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$4,046,842	$3,321,700	$5,066,523	$(349,206)	$930,791	$68,678	90,280	$(1,022,022)	$161,307
AllianzGI Best Styles Global Managed Volatility	790,410	2,215,469	1,697,535	(215,211)	974,807	38,109	72,801	(118,326)	43,079
AllianzGI Best Styles U.S. Equity	1,703,250	1,660,515	1,640,640	(537,732)	1,119,482	54,770	103,656	(65,911)	346,438
AllianzGI Emerging Markets Small-Cap	130,081	12,685	28,010	(25,755)	83,005	4,128	7,016	(5,996)	—
AllianzGI Focused Growth	260,326	591,574	422,171	(60,449)	363,347	—	8,943	(5,933)	62,327
AllianzGI Global Dynamic Allocation	2,247,318	956,183	1,292,789	(349,130)	1,504,378	73,898	95,759	(57,204)	130,059
AllianzGI Global Small-Cap Opportunities	—	410,395	69,517	(104,387)	236,779	5,288	20,290	288	—
AllianzGI International Growth	1,297,314	1,661,777	1,858,891	(68,785)	1,021,970	417	73,949	(9,445)	1,008
AllianzGI Mid-Cap	182,985	545,447	319,494	(41,074)	362,860	—	94,741	(5,004)	18,363
AllianzGI Mid-Cap Value	449,820	562,209	584,671	(118,027)	295,434	6,183	12,445	(13,897)	29,053
AllianzGI Small-Cap	130,173	397,118	204,965	(70,793)	252,191	1,365	16,858	658	—
Totals	$11,238,519	$12,335,072	$13,185,206	$(1,940,549)	$7,145,044	$252,836	596,738	$(1,302,792)	$791,634

AllianzGI Multi Asset Income:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets SRI Debt	$2,415,623	$6,314,240	$1,912,209	$(407,147)	$6,275,087	$43,758	502,007	$(135,420)	—
AllianzGI Floating Rate	2,451,582	1,601,125	982,595	(224,549)	2,827,809	16,687	205,509	(17,754)	$1,237
AllianzGI Global High Yield	1,467,350	4,887,556	704,155	(556,649)	5,088,825	38,648	382,618	(5,277)	—
AllianzGI High Yield Bond	—	—	46,823	—	—	—	—	46,823	—
AllianzGI Preferred Securities & Income	2,464,147	6,831,722	3,191,699	(1,125,664)	4,992,695	69,769	388,234	14,189	62,244
AllianzGI Short Duration High Income	3,195,801	23,425,414	14,929,555	(936,844)	10,279,939	110,931	813,286	(474,877)	—
AllianzGI Short Term Bond	1,226,783	7,231,071	2,461,943	48,733	6,047,394	7,232	412,791	2,750	—
PIMCO Preferred and Capital Security	—	6,149,172	3,444,501	(384,028)	2,262,248	25,364	245,097	(58,395)	—
PIMCO Senior Floating Rate	1,230,042	6,001,140	4,930,086	(239,758)	1,811,591	33,985	209,918	(249,747)	—
Totals	$14,451,328	$62,441,440	$32,603,566	$(3,825,906)	$39,585,588	$346,374	3,159,460	$(877,708)	$63,481

344	March 31, 2020 |	Semiannual Report

AllianzGI Global Allocation:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$61,014,797	—	$60,814,354	$(1,388,186)	—	—	—	$1,187,743	—
AllianzGI Best Styles Global Equity	123,606,164	—	125,539,589	(3,106,358)	—	—	—	5,039,783	—
AllianzGI Best Styles Global Managed Volatility	38,652,884	1,696,127	9,425,531	(6,070,300)	$25,341,395	$796,142	1,892,561	488,215	$899,985
AllianzGI Emerging Markets Small-Cap	4,613,387	177,303	—	(1,225,750)	3,564,940	177,303	301,347	—	—
AllianzGI Emerging Markets SRI Debt	16,006,721	230,722	—	(1,602,008)	14,635,435	230,722	1,170,835	—	—
AllianzGI Global Sustainability	—	133,459,237	15,062,193	(14,378,695)	104,603,229	305,860	6,293,816	584,880	2,215,175
AllianzGI Green Bond	—	33,056,344	6,864,410	(1,528,691)	24,798,080	189,735	1,606,093	134,837	146,075
AllianzGI International Growth	18,480,225	—	19,166,063	49,879	—	—	—	635,959	—
AllianzGI Mid-Cap Value	—	—	—	—	—	—	—	—	—
AllianzGI PerformanceFee Managed Futures Strategy	31,666,254	3,818,936	2,495,220	(4,993,874)	27,740,246	1,790,313	3,362,454	(255,850)	421,396
PIMCO 15 Year U.S. TIPS Index	3,180,908	1,626,508	5,009,348	(176,068)	—	49,876	—	378,000	—
Totals	$297,221,340	$174,065,177	$244,376,708	$(34,420,051)	$200,683,325	$3,539,951	14,627,106	$8,193,567	$3,682,631

AllianzGI Global Dynamic Allocation:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Focused Growth	$4,246,825	$905,966	$524,786	$(705,643)	$3,940,469	$—	96,984	$18,107	$593,340
AllianzGI Global Small-Cap Opportunities	2,828,496	46,525	—	(791,831)	2,083,190	46,525	178,508	—	—
AllianzGI International Growth	11,148,486	11,664,464	12,851,674	(646,403)	9,371,532	3,360	678,114	56,659	8,109
AllianzGI Mid-Cap	4,244,775	4,837,657	4,745,384	(506,568)	3,833,448	—	1,000,900	2,968	174,818
AllianzGI Mid-Cap Value	4,272,200	5,004,232	4,763,682	(1,301,367)	3,218,415	58,865	135,569	7,032	276,593
AllianzGI Short Duration High Income	—	5,300,640	—	115,697	5,416,337	—	428,508	—	—
AllianzGI Small-Cap	2,819,302	3,135,065	3,134,561	(651,083)	2,172,177	11,757	145,199	3,454	—
PIMCO 15 Year U.S. TIPS Index	6,727,995	26,034,950	32,623,429	(179,370)	—	51,795	—	39,854	—
Totals	$36,288,079	$56,929,499	$58,643,516	$(4,666,568)	$30,035,568	$172,302	2,663,782	$128,074	$1,052,860

AllianzGI High Yield Bond:
	Market Value 9/30/2019		Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020		Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)
CCF Holdings LLC Class B	—	*	—	—	—	—	*	—	7,143	—
LiveStyle, Inc., Ser. B	$5,758,100		—	—	$(1,043,368)	$4,714,732		—	57,581	—
Totals	$5,758,100		—	—	$(1,043,368)	$4,714,732		—	64,724	—

AllianzGI PerformanceFee Managed Futures Strategy:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income	Shares as of 3/31/2020	Net Realized Gain (Loss)
AllianzGI Short Duration High Income	$1,412,329	$35,341	$—	$(186,296)	$1,261,374	$35,341	$99,792	$—

*	Actual amount rounds to less than $1.

Semiannual Report	| March 31, 2020	345

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the six months ended March 31, 2020, the following Fund engaged in sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
AllianzGI Short Duration High Income	—	$122,264,528

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At March 31, 2020, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI/Allianz of America**
AllianzGI Retirement 2020	5	80%	—	—	—
AllianzGI Retirement 2025	5	85%	—	—	—
AllianzGI Retirement 2030	5	80%	—	—	—
AllianzGI Retirement 2035	6	93%	—	—	—
AllianzGI Retirement 2040	3	83%	—	—	—
AllianzGI Retirement 2045	5	89%	—	—	—
AllianzGI Retirement 2050	3	77%	—	—	—
AllianzGI Retirement 2055	5	92%	—	—	—
AllianzGI Multi Asset Income	1	12%	1	64%	—
AllianzGI Best Styles Global Equity	—	—	3	90%	—
AllianzGI Best Styles U.S. Equity	1	23%	5	62%	—
AllianzGI Core Bond	—	—	2	36%	59%
AllianzGI Core Plus Bond	—	—	1	19%	80%
AllianzGI Convertible	8	73%	—	—	—
AllianzGI Emerging Markets Consumer	6	97%	—	—	—
AllianzGI Emerging Markets Small-Cap	1	14%	1	65%	—
AllianzGI Emerging Markets SRI Debt	1	7%	2	92%	—
AllianzGI Emerging Markets Value	2	89%	—	—	—
AllianzGI Floating Rate Note	—	—	1	21%	73%
AllianzGI Global Allocation	1	29%	2	52%	—
AllianzGI Global Dynamic Allocation	1	29%	5	58%	—
AllianzGI Global High Yield	—	—	1	20%	79%
AllianzGI Global Sustainability	2	22%	1	76%	—
AllianzGI Green Bond	1	5%	1	92%	—
AllianzGI High Yield Bond	3	72%	1	9%	—
AllianzGI International Small-Cap	2	74%	—	—	—
AllianzGI Micro Cap	1	81%	—	—	—
AllianzGI PerformanceFee Managed Futures Strategy	—	—	1	97%	—
AllianzGI PerformanceFee Structured US Equity	3	90%	—	—	—
AllianzGI PerformanceFee Structured US Fixed Income	2	22%	—	—	74%
AllianzGI Preferred Securities and Income	2	19%	1	27%	52%
AllianzGI Short Duration High Income	8	76%	—	—	—
AllianzGI Short Term Bond	1	7%	2	53%	24%
AllianzGI Structured Return	5	76%	—	—	—
AllianzGI U.S. Equity Hedged	4	88%	—	—	—
AllianzGI Ultra Micro Cap	4	80%	—	—	—
AllianzGI Water	8	82%	—	—	—
*

This represents the aggregate percentage of affiliated entities that own 5% or more of the Fund’s outstanding shares. These affiliated entities include funds/portfolios of the Trust, CollegeAccess 529 Plan, OklahomaDream 529 Plan and Allianz Multi-Series Collective Investment Trust.

**	Allianz Funds Investments, Inc. (“AFI”) and Allianz of America, Inc. (“Allianz of America”) are indirect, wholly-owned subsidiaries of Allianz SE.

346	March 31, 2020 |	Semiannual Report

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Semiannual Report	| March 31, 2020	347

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

9. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2020				AllianzGI Retirement 2025

	Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,205	$128,198	52,251	$1,002,018	31,322	$489,753	58,783	$989,272
Class C	3,076	53,398	19,937	388,866	—	—	—	—
Class R	—	—	897	16,346	2,587	39,801	1,377	22,209
Class P	6,653	120,335	78,499	1,510,382	6,535	110,586	191,904	3,295,249
Class R6	62,556	1,158,832	282,870	5,415,943	121,941	1,984,569	252,935	4,344,566
Administrative Class	314	5,868	1,620	31,146	570	9,357	1,554	26,632

Issued in reinvestment of dividends and distributions:
Class A	29,928	527,028	13,754	243,713	53,102	819,360	21,567	338,607
Class C	4,084	71,918	560	9,967	—	—	—	—
Class R	84	1,448	10	171	89	1,359	71	1,116
Class P	13,524	240,321	45,922	817,411	15,603	241,379	98,361	1,540,332
Class R6	75,898	1,345,669	62,990	1,122,479	139,017	2,145,039	90,889	1,426,045
Administrative Class	246	4,387	1,799	31,996	1,641	25,453	819	12,898

Cost of shares redeemed:
Class A	(81,108)	(1,441,853)	(75,107)	(1,438,544)	(79,863)	(1,249,975)	(98,838)	(1,711,595)
Class C	(16,724)	(289,518)	(13,523)	(267,802)	—	—	—	—
Class R	—	—	(4,679)	(83,878)	(2,093)	(27,161)	(1,488)	(25,639)
Class P	(70,212)	(1,288,709)	(633,658)	(12,454,458)	(216,543)	(3,827,757)	(1,205,422)	(21,018,023)
Class R6	(244,385)	(4,630,967)	(596,235)	(11,510,811)	(303,052)	(4,827,726)	(720,193)	(12,395,330)
Administrative Class	(18)	(319)	(27,361)	(510,602)	(129)	(2,197)	(4,220)	(70,167)
Net decrease resulting from Fund share transactions	(208,879)	$(3,993,964)	(789,454)	$(15,675,657)	(229,273)	$(4,068,160)	(1,311,901)	$(23,223,828)

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

348	March 31, 2020 |	Semiannual Report

AllianzGI Retirement 2030				AllianzGI Retirement 2035				AllianzGI Retirement 2040

Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

60,098	$1,136,594	120,958	$2,514,425	21,908	$369,414	39,750	$714,467	9,876	$198,497	37,380	$771,666
2,279	40,964	8,689	175,636	—	—	—	—	886	17,376	5,834	123,648
907	17,439	1,612	32,584	2,798	46,848	6,145	102,595	2,111	42,880	3,266	65,228
11,718	227,487	138,741	2,878,973	8,191	145,976	117,368	2,092,186	39,296	790,521	115,899	2,399,155
145,996	2,783,942	264,958	5,509,733	212,799	3,599,780	415,065	7,433,119	180,876	3,663,710	336,855	7,005,421
248	4,975	2,124	43,930	473	8,187	2,001	35,710	59	1,286	1,053	21,810

49,379	922,896	22,579	421,095	40,832	682,715	33,525	534,052	13,140	264,911	10,158	187,924
5,276	97,719	1,998	37,009	—	—	—	—	971	19,529	205	3,800
247	4,639	750	14,017	28	465	280	4,445	55	1,109	194	3,568
23,078	437,102	96,335	1,813,033	8,968	152,643	117,294	1,872,017	7,020	143,771	77,320	1,432,745
164,020	3,114,746	89,389	1,689,460	132,735	2,228,625	101,352	1,619,599	132,378	2,676,679	106,494	1,976,521
1,421	26,973	1,735	32,781	1,343	22,659	2,080	33,357	292	5,898	2,197	40,518

(94,893)	(1,769,347)	(159,637)	(3,283,349)	(48,401)	(832,832)	(100,566)	(1,806,712)	(17,568)	(361,154)	(106,700)	(2,243,401)
(4,380)	(75,153)	(20,490)	(429,568)	—	—	—	—	(496)	(9,518)	(3,033)	(67,387)
(65)	(1,367)	(11,804)	(242,375)	(260)	(3,947)	(22,205)	(371,249)	(4,908)	(86,485)	(5,680)	(117,152)
(331,569)	(6,965,909)	(1,021,013)	(21,640,161)	(280,120)	(5,195,598)	(889,941)	(16,098,234)	(310,736)	(6,511,674)	(658,305)	(13,903,621)
(331,251)	(6,230,332)	(494,644)	(10,340,243)	(314,826)	(5,038,319)	(476,478)	(8,609,208)	(388,939)	(7,303,147)	(412,060)	(8,696,184)
(27)	(515)	(17,630)	(354,778)	(2,110)	(36,063)	(12,688)	(218,561)	(79)	(1,698)	(22,884)	(457,366)
(297,518)	$(6,227,147)	(975,350)	$(21,127,798)	(215,642)	$(3,849,447)	(667,018)	$(12,662,417)	(335,766)	$(6,447,509)	(511,807)	$(11,453,107)

Semiannual Report	| March 31, 2020	349

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

	AllianzGI Retirement 2045				AllianzGI Retirement 2050

	Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,312	$356,599	32,067	$584,763	8,920	$179,509	28,118	$569,742
Class C	—	—	—	—	815	15,675	2,898	56,712
Class R	1,859	31,838	3,743	66,194	10,221	220,637	2,043	40,002
Class P	30,557	569,355	126,256	2,295,406	10,251	203,097	99,017	2,003,872
Institutional Class	—	—	—	—	—	—	—	—
Class R6	147,804	2,584,884	283,991	5,151,105	135,255	2,732,963	273,553	5,535,073
Administrative Class	993	17,747	3,758	68,053	636	13,150	2,690	54,545

Issued in reinvestment of dividends and distributions:
Class A	12,308	218,968	9,009	145,674	10,427	214,373	11,121	198,732
Class C	—	—	—	—	1,076	21,499	740	13,008
Class R	234	4,111	246	3,935	139	2,855	134	2,402
Class P	1,424	25,949	68,256	1,099,610	3,659	76,758	46,234	831,742
Institutional Class	—	—	—	—	—	—	—	—
Class R6	86,783	1,543,002	70,951	1,145,865	70,508	1,465,864	73,579	1,328,104
Administrative Class	2,318	40,864	2,988	47,868	2,462	50,709	3,590	64,296

Cost of shares redeemed:
Class A	(12,268)	(216,487)	(62,492)	(1,155,016)	(14,204)	(289,419)	(34,542)	(701,150)
Class C	—	—	—	—	(1,344)	(26,887)	(659)	(13,344)
Class R	(710)	(13,099)	(5,524)	(99,847)	(3)	(66)	(2,641)	(51,530)
Class P	(219,364)	(4,191,869)	(634,787)	(11,721,901)	(220,057)	(4,576,482)	(395,618)	(8,181,991)
Institutional Class	—	—	—	—	—	—	—	—
Class R6	(342,273)	(5,443,954)	(331,395)	(6,105,767)	(280,824)	(5,213,740)	(266,356)	(5,472,793)
Administrative Class	(1,447)	(25,858)	(18,410)	(322,264)	(1,308)	(23,545)	(15,424)	(301,867)
Net increase (decrease) resulting from Fund share transactions	(271,470)	$(4,497,950)	(451,343)	$(8,796,322)	(263,371)	$(4,933,050)	(171,523)	$(4,024,445)

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

350	March 31, 2020 |	Semiannual Report

AllianzGI Retirement 2055				AllianzGI Multi Asset Income				AllianzGI Best Styles Global Equity

Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

16,888	$304,412	31,899	$560,670	148,741	$2,638,714	312,863	$5,281,026	1,306	$17,024	18,318	$254,679
—	1	—	—	15,578	279,065	30,338	509,546	—	—	73	1,000
10	178	643	10,854	172	3,109	482	8,636	—	—	—	—
8,171	149,437	132,724	2,346,978	20,926	364,376	85,102	1,472,847	17,035	242,869	31,398	433,985
—	—	—	—	8,546	149,723	10,350	176,024	4,081	45,588	17,279	240,568
119,140	2,132,463	227,263	4,023,703	2,319,101	39,944,325	59,036	993,049	815,993	10,517,269	2,781,064	40,286,108
798	14,190	4,479	78,942	—	—	1,228	21,124	—	—	—	—

5,962	108,801	6,941	108,202	22,220	375,426	35,907	614,376	11,139	148,481	8,996	111,996
—	—	—	—	1,721	28,860	4,015	68,590	218	2,911	145	1,808
119	2,181	266	4,136	49	863	91	1,615	—	—	—	—
344	6,455	27,538	431,803	1,969	33,615	25,743	442,685	9,734	129,756	13,017	162,066
—	—	—	—	504	8,237	289	4,881	6,276	82,209	22,536	276,295
31,446	580,489	37,615	592,429	28,147	415,701	39,088	653,978	2,529,321	33,639,966	5,349,997	66,179,468
616	11,265	1,736	27,083	14	232	737	12,479	—	—	—	—

(18,894)	(350,666)	(33,373)	(588,957)	(125,575)	(2,210,392)	(150,949)	(2,569,046)	(16,046)	(201,206)	(26,033)	(383,931)
—	—	—	—	(19,269)	(309,386)	(75,511)	(1,293,717)	—	—	(1,386)	(22,108)
—	(3)	(4,486)	(76,687)	(28)	(497)	(533)	(9,369)	—	—	—	—
(131,247)	(2,454,167)	(322,619)	(5,812,059)	(103,434)	(1,745,700)	(535,136)	(9,471,935)	(31,776)	(363,051)	(104,629)	(1,459,278)
—	—	—	—	(797)	(13,519)	(2,027)	(32,947)	(13,093)	(180,551)	(138,631)	(1,772,912)
(220,062)	(3,567,380)	(175,044)	(3,150,281)	(202,309)	(3,309,440)	(501,706)	(8,442,035)	(15,827,796)	(222,900,613)	(13,210,270)	(188,289,268)
(2,832)	(51,551)	(13,838)	(235,429)	—	—	(31,039)	(534,195)	—	—	—	—
(189,541)	$(3,113,895)	(78,256)	$(1,678,613)	2,116,276	$36,653,312	(691,632)	$(12,092,388)	(12,493,608)	$(178,819,348)	(5,238,126)	$(83,979,524)

Semiannual Report	| March 31, 2020	351

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

	AllianzGI Best Styles U.S. Equity				AllianzGI Convertible

	Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	23,349	$381,118	48,815	$761,156	1,855,536	$54,637,740	927,069	$27,007,767
Class C	—	—	6,836	104,042	582,823	17,841,743	835,945	24,294,977
Class R	—	—	—	—	663	21,336	2,421	74,232
Class P	12,378	215,000	31,547	576,275	4,267,779	123,994,626	3,280,675	92,499,330
Institutional Class	9,084	158,138	3,574	55,100	7,840,344	228,074,279	4,715,339	135,402,514
Class R6	234,015	3,327,120	645,776	10,633,540	—	—	—	—
Administrative Class	—	—	—	—	12,320	378,171	3,695	107,637

Issued in reinvestment of dividends and distributions:
Class A	25,782	347,801	6,062	82,571	107,142	3,204,189	323,724	8,061,431
Class C	1,018	13,304	851	11,259	63,483	1,943,210	227,221	5,693,349
Class R	—	—	—	—	206	6,453	492	12,717
Class P	8,814	117,495	8,119	109,529	287,442	8,319,452	537,881	13,089,974
Institutional Class	3,884	51,888	1,850	25,032	665,912	19,502,141	1,940,013	47,589,658
Class R6	771,745	10,480,298	1,323,571	18,027,043	—	—	—	—
Administrative Class	—	—	—	—	837	24,743	4,758	116,747

Cost of shares redeemed:
Class A	(27,390)	(370,890)	(3,905)	(69,296)	(519,839)	(15,115,600)	(743,559)	(21,015,895)
Class C	(1,954)	(29,221)	(4,294)	(62,681)	(305,719)	(9,113,318)	(644,782)	(18,689,403)
Class R	—	—	—	—	(49)	(1,576)	(362)	(11,089)
Class P	(22,640)	(303,105)	(55,752)	(937,034)	(1,907,945)	(52,318,258)	(1,536,819)	(42,210,655)
Institutional Class	(15,715)	(217,461)	(7,713)	(109,953)	(3,237,951)	(89,961,129)	(4,054,854)	(113,207,612)
Class R6	(1,407,115)	(20,301,567)	(3,743,463)	(60,369,661)	—	—	—	—
Administrative Class	—	—	—	—	(4,203)	(120,836)	(20,190)	(560,661)
Net increase (decrease) resulting from Fund share transactions	(384,745)	$(6,130,082)	(1,738,126)	$(31,163,078)	9,708,781	$291,317,366	5,798,667	$158,255,018

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

352	March 31, 2020 |	Semiannual Report

AllianzGI Core Bond				AllianzGI Core Plus Bond				AllianzGI Emerging Markets Consumer

Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

—	$—	—	$—	—	$—	—	$—	19	$272	80	$1,025
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	936	15,000	—	—	—	—	—	—	—	—
563	9,001	2,424	36,913	—	—	—	—	21,256	302,296	1,608,568	21,252,308
1,063,032	16,493,634	103,977	1,589,665	33,478	524,333	954,928	15,168,884	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	32	457	17	207
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
103	1,571	25	381	36	550	20	302	—	—	—	—
244	3,715	56	875	36	554	20	310	26,628	387,702	35,465	442,608
144,871	2,198,072	63,955	977,793	191,618	2,946,330	84,166	1,286,062	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	(18)	(257)	(507)	(7,035)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(998)	(15,420)	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	(161,569)	(2,020,578)	(1,828,055)	(24,242,382)
(175,475)	(2,670,344)	(25,224)	(388,329)	(287,146)	(4,448,137)	(9,784)	(147,681)	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
1,032,340	$16,020,229	146,149	$2,232,298	(61,978)	$(976,370)	1,029,350	$16,307,877	(113,652)	$(1,330,108)	(184,432)	$(2,553,269)

Semiannual Report	| March 31, 2020	353

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

	AllianzGI Emerging Markets Small-Cap				AllianzGI Emerging Markets SRI Debt

	Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,225	$163,298	4,660	$76,707	3,950	$57,096	3,899	$52,207
Class C	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	7,470	103,982	24,943	389,972	461,972	6,151,511	112,026	1,502,528
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	477	8,030	389	5,633	105	1,365	290	4,064
Class C	—	—	—	—	9	127	29	404
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	12	165	40	545
Institutional Class	16,957	282,337	37,237	528,395	22,862	298,128	64,791	885,013
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(3,968)	(62,955)	(6,001)	(95,663)	(2,199)	(30,856)	(4,800)	(62,966)
Class C	—	—	—	—	—	—	(2,438)	(32,418)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(65,849)	(993,127)	(179,420)	(2,810,844)	(130,232)	(1,814,201)	(111,962)	(1,528,235)
Class R6	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(34,688)	$(498,435)	(118,192)	$(1,905,800)	356,479	$4,663,335	61,875	$821,142

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

354	March 31, 2020 |	Semiannual Report

AllianzGI Emerging Markets Value				AllianzGI Floating Rate Note				AllianzGI Global Allocation

Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

210,250	$3,383,373	219,385	$3,367,289	—	$—	—	$—	193,689	$2,088,540	1,759,689	$19,613,414
1,716	28,674	32,404	509,060	—	—	—	—	82,557	923,042	119,762	1,250,907
—	—	—	—	—	—	—	—	—	—	160	1,735
12,538	204,320	42,135	658,306	—	—	—	—	161,085	1,747,442	333,520	3,328,407
992,707	15,414,449	2,197,656	33,820,277	115,421	1,722,726	57,149	849,209	91,628	1,003,340	94,795	1,030,055
—	—	—	—	—	—	—	—	2,340,331	23,957,909	3,703,382	38,620,649
—	—	—	—	—	—	—	—	75	819	17	198

5,183	85,562	21,910	351,944	—	—	—	—	339,775	3,591,403	278,260	2,798,425
207	3,508	1,283	20,510	—	—	—	—	33,633	369,764	28,248	290,703
—	—	—	—	—	—	—	—	177	1,855	199	1,965
788	13,053	3,267	52,446	6	85	25	376	24,872	259,272	12,825	127,708
40,581	647,730	213,903	3,312,431	7,751	114,739	40,108	590,756	50,459	529,377	41,540	417,023
—	—	—	—	—	—	—	—	2,330,267	23,880,158	1,685,062	16,591,827
—	—	—	—	—	—	—	—	193	2,101	127	1,312

(275,193)	(4,182,487)	(711,983)	(10,974,346)	—	—	—	—	(610,283)	(6,529,443)	(1,153,312)	(12,396,960)
(5,572)	(91,423)	(42,723)	(658,495)	—	—	—	—	(229,950)	(2,526,629)	(1,832,217)	(20,828,729)
—	—	—	—	—	—	—	—	—	—	(1,534)	(15,480)
(41,112)	(649,636)	(120,149)	(1,843,801)	—	—	—	—	(363,587)	(3,816,599)	(159,246)	(1,673,173)
(957,021)	(15,284,107)	(3,377,357)	(51,241,215)	(74,585)	(1,113,666)	(195,593)	(2,892,682)	(109,839)	(1,098,370)	(170,380)	(1,806,024)
—	—	—	—	—	—	—	—	(4,826,772)	(49,876,464)	(4,746,544)	(49,776,513)
(14,928)	$(426,984)	(1,520,269)	$(22,625,594)	48,593	$723,884	(98,311)	$(1,452,341)	(491,690)	$(5,492,483)	(5,647)	$(2,422,551)

Semiannual Report	| March 31, 2020	355

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

	AllianzGI Global Dynamic Allocation				AllianzGI Global High Yield

	Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,416	$46,312	47,994	$919,957	—	$—	—	$—
Class C	5,991	111,535	4,461	82,898	—	—	—	—
Class R	382	7,115	795	14,907	—	—	—	—
Class P	5	100	14,883	272,835	—	—	—	—
Institutional Class	62,863	1,129,323	21,516	404,272	308,395	4,538,776	36,279	534,849
Class R6	543,926	10,030,694	1,181,860	22,479,632	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	9,553	176,628	5,336	92,840	—	—	—	—
Class C	3,516	63,940	1,034	17,748	—	—	—	—
Class R	587	10,836	219	3,802	—	—	—	—
Class P	247	4,691	33,205	573,450	9	134	48	689
Institutional Class	53,944	1,011,445	20,229	356,643	23,701	323,031	106,069	1,534,320
Class R6	650,162	11,995,496	489,384	8,485,926	—	—	—	—
Administrative Class	133	2,455	57	975	—	—	—	—

Cost of shares redeemed:
Class A	(29,361)	(517,036)	(58,861)	(1,092,588)	—	—	—	—
Class C	(5,906)	(109,230)	(35,403)	(669,078)	—	—	—	—
Class R	(1,161)	(21,396)	(2,663)	(50,381)	—	—	—	—
Class P	(596,611)	(11,721,906)	(117,170)	(2,142,526)	—	—	—	—
Institutional Class	(35,666)	(655,770)	(217,234)	(4,167,618)	(12,318)	(187,848)	(28,404)	(428,150)
Class R6	(1,666,902)	(31,288,462)	(4,583,267)	(87,757,691)	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(1,001,882)	$(19,723,230)	(3,193,625)	$(62,173,997)	319,787	$4,674,093	113,992	$1,641,708

—	May reflect actual amounts rounding to less than $1 or less than 1 share.
*	Commencement of operations.

356	March 31, 2020 |	Semiannual Report

AllianzGI Global Sustainability				AllianzGI Green Bond				AllianzGI High Yield Bond

Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended November 19, 2018* through September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

27,699	$513,434	115,395	$2,114,648	5,273	$86,265	5,017	$76,142	228,533	$2,040,288	744,048	$6,483,990
—	—	—	—	—	—	—	—	17,493	155,139	94,473	805,389
—	—	—	—	—	—	—	—	46,173	389,516	87,935	729,106
452,222	8,462,415	839,758	14,425,605	13,208	215,800	65,759	1,050,700	86,568	734,115	760,572	6,286,286
7,225,303	136,340,937	55,785	1,016,992	2,057,856	33,739,156	20,174	323,012	2,020,394	17,077,853	1,661,437	13,894,508
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	360	3,037	6,348	53,584

1,364	26,611	2,973	44,718	86	1,398	83	1,313	65,784	567,556	164,994	1,438,431
—	—	—	—	—	—	—	—	9,949	85,626	26,644	231,665
—	—	—	—	—	—	—	—	1,617	13,328	3,136	26,160
24,998	490,968	57,911	876,192	841	13,620	504	8,163	37,676	311,239	93,832	783,115
128,204	2,565,366	53,317	822,141	21,215	343,831	5,846	92,825	245,851	2,030,609	588,936	4,930,676
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	83	681	150	1,258

(9,866)	(190,278)	(70,883)	(1,286,395)	(621)	(10,128)	—	—	(821,659)	(7,235,119)	(1,673,896)	(14,642,983)
—	—	—	—	—	—	—	—	(117,318)	(1,043,533)	(532,830)	(4,651,423)
—	—	—	—	—	—	—	—	(54,037)	(459,816)	(117,093)	(974,669)
(153,740)	(2,928,733)	(301,248)	(5,343,279)	(9,923)	(163,663)	(489)	(7,930)	(315,710)	(2,611,271)	(1,482,333)	(12,310,235)
(790,922)	(15,797,910)	(1,430,354)	(26,159,970)	(766,630)	(12,690,153)	(6,131)	(100,934)	(2,601,607)	(21,803,298)	(7,435,928)	(62,047,291)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	(134)	(1,126)	(6,061)	(51,729)
6,905,262	$129,482,810	(677,346)	$(13,489,348)	1,321,305	$21,536,126	90,763	$1,443,291	(1,149,984)	$(9,745,176)	(7,015,636)	$(59,014,162)

Semiannual Report	| March 31, 2020	357

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

	AllianzGI International Small-Cap				AllianzGI Micro Cap

	Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,963	$387,036	45,024	$1,513,968	3,980	$43,499	14,982	$162,669
Class C	126	4,116	1,796	55,502	—	—	—	—
Class R	3,254	95,017	14,224	496,464	—	—	—	—
Class P	13,433	407,057	101,230	3,421,259	4,978	51,819	53,913	575,596
Institutional Class	55,138	1,750,887	365,319	12,608,298	106,233	1,073,543	271,376	3,037,460
Class R6	309,254	10,217,844	166,939	5,247,432	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	1,918	66,312	28,989	810,249	1,309	14,555	44,402	400,953
Class C	36	1,196	8,012	215,286	—	—	—	—
Class R	610	19,727	6,359	167,366	—	—	—	—
Class P	6,420	220,655	159,754	4,426,791	305	3,423	29,782	271,612
Institutional Class	15,974	569,471	213,703	6,161,056	14,695	166,196	423,173	3,884,729
Class R6	19,547	690,384	141,955	4,068,417	—	—	—	—

Cost of shares redeemed:
Class A	(31,754)	(1,027,568)	(135,306)	(4,608,453)	(16,806)	(170,710)	(80,650)	(913,338)
Class C	(5,504)	(179,674)	(41,167)	(1,381,885)	—	—	—	—
Class R	(4,079)	(100,924)	(6,194)	(189,894)	—	—	—	—
Class P	(156,951)	(5,099,850)	(776,355)	(25,582,703)	(12,260)	(117,645)	(154,831)	(1,684,464)
Institutional Class	(315,608)	(10,869,938)	(467,635)	(15,005,607)	(240,164)	(2,357,157)	(631,977)	(7,328,627)
Class R6	(265,904)	(8,675,978)	(200,875)	(6,639,632)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(342,127)	$(11,524,230)	(374,228)	$(14,216,086)	(137,730)	$(1,292,477)	(29,830)	$(1,593,410)

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

358	March 31, 2020 |	Semiannual Report

AllianzGI PerformanceFee Managed Futures Strategy				AllianzGI PerformanceFee Structured US Equity				AllianzGI PerformanceFee Structured US Fixed Income

Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

—	$—	—	$—	—	$—	—	$—	—	$—	—	$—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	824,057	8,933,566	1,929,421	19,945,782	10,101	100,000	5,162	53,138
22	214	112,309	1,070,810	4,405,243	45,398,281	1,058,546	10,946,436	30,617	304,189	114,097	1,169,045
193,236	1,826,617	1,729,780	15,938,742	96,389	772,155	275,101	2,552,073	38,696	377,374	117,800	1,171,707

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
72	647	9	81	82,298	931,615	675	5,757	575	5,634	78	785
3,737	33,299	474	4,473	204,110	2,312,561	324,961	2,775,164	8,024	79,007	796	8,218
253,478	2,258,487	32,392	305,782	39,221	449,085	330,464	2,828,770	64,485	643,282	115,794	1,142,377

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	(585,481)	(4,812,048)	(13,419)	(141,192)	(56)	(524)	—	—
(21,212)	(193,922)	(104,829)	(961,460)	(2,491,453)	(16,950,620)	(207,142)	(2,067,716)	(3,089)	(29,393)	(20,459)	(212,615)
(305,414)	(2,771,119)	(52,264)	(484,553)	(3,917,915)	(39,964,775)	(444,647)	(4,309,086)	(1,986,963)	(20,870,307)	(52,153)	(529,368)
123,919	$1,154,223	1,717,871	$15,873,875	(1,343,531)	$(2,930,180)	3,253,960	$32,535,988	(1,837,610)	$(19,390,738)	281,115	$2,803,287

Semiannual Report	| March 31, 2020	359

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

	AllianzGI Preferred Securities and Income				AllianzGI Short Duration High Income

	Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—	3,358,628	$48,659,649	5,692,412	$82,896,626
Class C	—	—	—	—	1,324,292	19,077,045	2,696,853	39,150,889
Class P	—	—	—	—	62,703,791	907,745,330	30,969,732	446,971,610
Institutional Class	305,534	4,747,823	97,673	1,491,677	9,675,602	138,780,116	13,461,959	195,008,059
Class R6	293,075	4,588,283	288,347	4,266,098	1,993,584	26,318,640	2,137,280	30,871,362

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	205,392	2,898,075	441,306	6,401,352
Class C	—	—	—	—	154,688	2,183,393	336,506	4,878,351
Class P	34	534	34	506	1,087,479	15,561,616	1,425,882	20,529,506
Institutional Class	7,555	115,012	6,603	98,925	702,068	9,843,496	1,376,229	19,830,219
Class R6	47,215	717,421	42,699	637,469	71,470	996,160	169,926	2,446,945

Cost of shares redeemed:
Class A	—	—	—	—	(3,299,774)	(46,056,965)	(6,932,123)	(100,602,728)
Class C	—	—	—	—	(2,157,240)	(30,270,252)	(4,112,920)	(59,871,987)
Class P	—	—	—	—	(75,383,942)	(1,052,412,483)	(25,514,747)	(368,867,801)
Institutional Class	(296,846)	(4,643,157)	(13,082)	(199,741)	(11,699,545)	(159,577,354)	(14,164,781)	(204,589,918)
Class R6	(56,162)	(885,881)	(69,385)	(1,061,427)	(681,530)	(9,271,170)	(3,158,264)	(45,704,949)
Net increase (decrease) resulting from Fund share transactions	300,405	$4,640,035	352,889	$5,233,507	(11,945,037)	$(125,524,704)	4,825,250	$69,347,536

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

360	March 31, 2020 |	Semiannual Report

AllianzGI Short Term Bond				AllianzGI Structured Return				AllianzGI U.S. Equity Hedged

Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

202,275	$2,931,194	68,247	$1,022,997	172,103	$2,721,957	1,712,573	$26,894,471	6,077	$115,081	6,775	$121,553
—	—	—	—	11,607	179,896	115,831	1,748,836	1,096	16,812	1,449	24,377
—	—	—	—	1,528,444	23,062,461	6,880,663	108,150,719	—	—	3,224	56,118
634,815	9,294,854	527,485	8,024,195	6,694,794	105,421,985	10,951,308	173,893,497	3,665	67,644	7,382	131,560
—	—	—	—	2,901,189	44,660,326	548,876	8,764,651	—	—	—	—

1,184	17,860	1,500	22,615	57,421	916,446	140,751	2,142,234	149	2,802	2,216	35,189
—	—	—	—	27,322	416,121	24,914	364,737	—	2	766	11,667
14	224	26	392	431,097	6,794,088	205,402	3,113,889	34	626	313	4,848
17,344	262,707	16,342	246,170	1,018,812	16,188,921	669,953	10,230,176	700	13,422	5,567	89,856
—	—	—	—	194,777	3,075,528	92,540	1,407,534	—	—	—	—

(19,725)	(299,580)	(19,991)	(302,984)	(1,414,306)	(21,176,560)	(6,318,012)	(98,981,983)	(7,094)	(133,244)	(9,764)	(168,069)
—	—	—	—	(251,038)	(3,241,436)	(437,098)	(6,633,312)	(478)	(8,629)	(3,966)	(67,848)
—	—	—	—	(6,892,067)	(87,698,039)	(6,926,461)	(109,557,797)	(26)	(492)	(3,145)	(54,823)
(224,839)	(3,437,253)	(56,329)	(849,878)	(15,964,833)	(199,350,954)	(9,144,614)	(145,586,918)	(5,707)	(111,191)	(39,153)	(696,331)
—	—	—	—	(4,220,766)	(45,090,207)	(257,417)	(4,062,621)	—	—	—	—
611,068	$8,770,006	537,280	$8,163,507	(15,705,444)	$(153,119,467)	(1,740,791)	$(28,111,887)	(1,584)	$(37,167)	(28,336)	$(511,903)

Semiannual Report	| March 31, 2020	361

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

	AllianzGI Ultra Micro Cap				AllianzGI Water

	Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019		Six Months ended March 31, 2020 (unaudited)		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,840	$30,442	23,604	$357,864	1,730,952	$29,048,591	2,286,105	$35,090,817
Class C	—	—	—	—	293,870	4,776,368	414,437	5,966,725
Class P	32	395	23,153	302,140	2,151,103	34,929,005	2,823,956	41,892,641
Institutional Class	62,244	673,890	143,694	1,898,149	2,485,150	39,785,527	3,247,348	48,413,969

Issued in reinvestment of dividends and distributions:
Class A	48,873	529,786	161,678	1,689,533	277,313	4,678,272	327,536	4,297,269
Class C	—	—	—	—	89,591	1,443,306	123,952	1,556,835
Class P	19,272	217,195	104,123	1,123,484	258,241	4,359,113	392,540	5,146,199
Institutional Class	110,798	1,254,238	329,329	3,566,635	328,413	5,435,229	384,535	4,948,969

Cost of shares redeemed:
Class A	(105,453)	(1,157,080)	(257,009)	(3,243,158)	(1,694,903)	(27,592,208)	(2,821,095)	(41,821,369)
Class C	—	—	—	—	(544,157)	(8,355,804)	(1,639,837)	(23,408,048)
Class P	(65,121)	(756,609)	(242,570)	(3,126,355)	(2,007,760)	(31,942,597)	(5,940,274)	(86,920,412)
Institutional Class	(344,091)	(3,922,649)	(485,914)	(6,412,199)	(1,797,760)	(28,408,909)	(4,854,572)	(70,200,311)
Net increase (decrease) resulting from Fund share transactions	(270,606)	$(3,130,392)	(199,912)	$(3,843,907)	1,570,053	$28,155,893	(5,255,369)	$(75,036,716)

–	May reflect actual amounts rounding to less than $1 or less than 1 share.

362	March 31, 2020 |	Semiannual Report

10.	INVESTMENTS IN SECURITIES

For the period or six months ended March 31, 2020, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Retirement 2020	$5,779,595	$10,211,133
AllianzGI Retirement 2025	3,176,504	8,316,468
AllianzGI Retirement 2030	6,803,476	13,308,034
AllianzGI Retirement 2035	7,171,725	9,948,654
AllianzGI Retirement 2040	8,936,713	13,233,136
AllianzGI Retirement 2045	6,491,288	9,643,617
AllianzGI Retirement 2050	9,351,592	12,395,497
AllianzGI Retirement 2055	5,049,098	7,097,401
AllianzGI Multi Asset Income	85,220,626	50,258,610
AllianzGI Best Styles Global Equity	119,268,588	341,176,384
AllianzGI Best Styles U.S. Equity	19,523,039	36,111,465
AllianzGI Convertible	737,152,895	523,912,797
AllianzGI Core Bond	51,134,077	40,010,237
AllianzGI Core Plus Bond	78,119,122	73,757,376
AllianzGI Emerging Markets Consumer	11,006,930	13,348,418
AllianzGI Emerging Markets Small-Cap	2,396,571	3,240,519
AllianzGI Emerging Markets SRI Debt	16,718,005	14,866,507
AllianzGI Emerging Markets Value	58,561,657	55,993,873
AllianzGI Floating Rate Note	6,794,156	6,676,597
AllianzGI Global Allocation	274,591,140	309,895,180
AllianzGI Global Dynamic Allocation	114,594,782	134,352,370
AllianzGI Global High Yield	18,265,155	14,590,724

	Purchases	Sales
AllianzGI Global Sustainability	$138,893,828	$16,926,799
AllianzGI Green Bond	33,699,110	12,792,913
AllianzGI High Yield Bond	42,536,966	54,378,259
AllianzGI International Small-Cap	25,016,767	40,755,037
AllianzGI Micro Cap	2,513,410	4,026,526
AllianzGI PerformanceFee Managed Futures Strategy	35,341	—
AllianzGI PerformanceFee Structured US Equity	55,848,767	85,090,266
AllianzGI PerformanceFee Structured US Fixed Income	914,727	21,715,537
AllianzGI Preferred Securities and Income	21,641,905	18,133,354
AllianzGI Short Duration High Income	634,862,341	714,365,689
AllianzGI Short Term Bond	10,102,387	2,935,860
AllianzGI Structured Return	43,755,075	367,759,898
AllianzGI U.S. Equity Hedged	171,208	321,990
AllianzGI Ultra Micro Cap	2,231,972	7,568,425
AllianzGI Water	64,595,404	60,972,969

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Core Bond	$107,108,662	$106,787,026
AllianzGI Core Plus Bond	99,749,782	114,620,017
AllianzGI Emerging Markets SRI Debt	1,906,747	1,714,086
AllianzGI Floating Rate Note	—	3,344
AllianzGI Global Allocation	24,915,578	24,615,773
AllianzGI Global Dynamic Allocation	20,025,308	19,302,394
AllianzGI Short Term Bond	—	150,204

11. INCOME TAX INFORMATION

At March 31, 2020, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2020	$12,754,814	$19,480	$1,215,464	$(1,195,984)
AllianzGI Retirement 2025	18,060,553	29,527	2,522,439	(2,492,912)
AllianzGI Retirement 2030	25,543,479	18,236	3,709,414	(3,691,178)
AllianzGI Retirement 2035	21,109,230	15,576	3,224,053	(3,208,477)
AllianzGI Retirement 2040	22,364,905	12,515	3,584,472	(3,571,957)
AllianzGI Retirement 2045	12,639,201	4,380	2,133,130	(2,128,750)
AllianzGI Retirement 2050	19,271,504	12,017	3,359,104	(3,347,087)
AllianzGI Retirement 2055	8,895,617	2,920	1,530,625	(1,527,705)
AllianzGI Multi Asset Income	54,876,677	821,930	7,898,858	(7,076,928)
AllianzGI Best Styles Global Equity	143,538,536	8,261,554	22,222,431	(13,960,877)
AllianzGI Best Styles U.S. Equity	29,554,094	3,598,335	3,331,976	266,359
AllianzGI Convertible	877,366,969	33,101,729	72,807,893	(39,706,164)

Semiannual Report	| March 31, 2020	363

Notes to Financial Statements (cont’d)

March 31, 2020 (unaudited)

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Core Bond	$48,300,444	$1,074,610	$1,518,715	$(444,105)
AllianzGI Core Plus Bond	59,029,988	1,325,759	2,867,474	(1,541,715)
AllianzGI Emerging Markets Consumer	33,046,994	4,358,461	4,994,529	(636,068)
AllianzGI Emerging Markets Small-Cap	6,323,941	201,418	1,105,000	(903,582)
AllianzGI Emerging Markets SRI Debt	24,898,572	289,655	2,146,256	(1,856,601)
AllianzGI Emerging Markets Value	99,699,469	6,051,381	13,140,907	(7,089,526)
AllianzGI Floating Rate Note	14,273,101	64,800	1,121,517	(1,056,717)
AllianzGI Global Allocation	279,427,236	3,045,663	28,868,348	(25,822,685)
AllianzGI Global Dynamic Allocation	109,646,479	6,091,611	13,604,408	(7,512,797)
AllianzGI Global High Yield	29,162,247	257,413	2,987,826	(2,730,413)
AllianzGI Global Sustainability	147,851,002	3,806,426	15,428,260	(11,621,834)
AllianzGI Green Bond	28,597,624	205,295	2,048,037	(1,842,742)
AllianzGI High Yield Bond	115,431,080	835,191	19,159,948	(18,324,757)
AllianzGI International Small-Cap	73,353,883	7,479,370	13,070,540	(5,591,170)
AllianzGI Micro Cap	12,637,213	2,567,869	2,417,012	150,857
AllianzGI PerformanceFee Managed Futures Strategy	22,085,605	2,118,341	1,328,265	790,076
AllianzGI PerformanceFee Structured US Equity	81,384,752	887,122	15,797,554	(14,910,432)
AllianzGI PerformanceFee Structured US Fixed Income	8,137,594	498,962	538	498,424
AllianzGI Preferred Securities and Income	22,128,466	57,529	3,361,643	(3,304,114)
AllianzGI Short Duration High Income	1,060,170,637	117,068	183,598,917	(183,481,849)
AllianzGI Short Term Bond	26,666,433	148,372	433,447	(285,075)
AllianzGI Structured Return	231,687,661	49,199,458	23,243,146	25,956,312
AllianzGI U.S. Equity Hedged	1,802,733	170,824	5,038	165,786
AllianzGI Ultra Micro Cap	9,235,861	2,158,145	1,907,239	250,906
AllianzGI Water	487,238,658	106,627,630	44,558,494	62,069,136

(1)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals and differing treatment of bond premium amortization.

12.	BORROWINGS

The Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust and Allianz Funds, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. As discussed in Note 2 above, the Funds may face certain risks and uncertainties insofar as they are exposed to LIBOR. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 24, 2019 with an expiration date of October 2, 2020 (the “Amendment”). The Amendment includes a usage fee on undrawn amounts at an annualized rate of 0.20%, to be allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The Funds did not utilize the line of credit during the six months ended March 31, 2020.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Manager (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Funds for temporary purposes. During the six months ended March 31, 2020, the Funds did not participate as a borrower or lender in the Interfund Program.

13.	FUND EVENTS

(a) Name and Investment Strategy Changes

Effective February 1, 2020, AllianzGI Global Water Fund was renamed to AllianzGI Water Fund.

Effective October 11, 2019, AllianzGI Global Allocation Fund changed its investment strategy. The Fund incorporated a new ESG-benchmarked US credit sleeve and transitioned positions in certain affiliated funds to each of AllianzGI Global Sustainability Fund, AllianzGI Emerging Markets SRI Debt Fund and AllianzGI Green Bond Fund. Each of these funds includes either an ESG integrated, sustainable or ESG informed investment strategy.

(b) Fund Liquidations

On March 4, 2020, AllianzGI Best Styles International Equity Fund liquidated as a series of the Trust.

364	March 31, 2020 |	Semiannual Report

14.	BASIS FOR CONSOLIDATION

The Cayman Subsidiary is a wholly-owned and controlled subsidiary of AllianzGI PerformanceFee Managed Futures Strategy (the “Consolidated Fund”). The Consolidated Fund is the sole shareholder of the Cayman Subsidiary and will continue to control the Cayman Subsidiary. The Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and the Cayman Subsidiary. The consolidated financial statements include the accounts of the Consolidated Fund and the Cayman Subsidiary. All inter-company transactions and balances have been eliminated. As of March 31, 2020, consolidated net assets of the Consolidated Fund were $28,682,292, of which $3,271,477 or 11.4%, represented the Consolidated Fund’s ownership of all issued shares and voting rights of the Cayman Subsidiary.

15.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Since the end of the reporting period, global responses to COVID-19 have significantly impacted broad financial sectors and the global economy. This has caused significant volatility and negative performance in global financial markets generally and in the securities in which the Funds invest specifically. The extent of the impact of COVID-19 on the Funds’ operational and financial performance will depend on certain developments including, among others, the duration and spread of the outbreak, and the resulting impact on financial markets, all of which are uncertain and cannot be predicted. Given the inherent uncertainties, it is not practicable at this time to determine what impact COVID-19 will have on the Funds or to provide a quantitative estimate of any future impact. These effects could have a material negative impact on the Funds’ future results of operations.

On April 16, 2020, the following Funds declared per-share net investment income dividends to shareholders, payable April 16, 2020 to shareholders of record on April 15, 2020.

	Net Investment Income

	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Multi Asset Income	$0.07603	$0.06706	$0.07191	$0.07991	$0.08066	$0.08120	$0.07683
AllianzGI Core Bond	N/A	N/A	N/A	$0.02622	$0.02686	$0.02750	N/A
AllianzGI Core Plus Bond	N/A	N/A	N/A	$0.02624	$0.02690	$0.02750	N/A
AllianzGI Floating Rate Note	N/A	N/A	N/A	$0.00919	$0.01032	N/A	N/A
AllianzGI Green Bond	$0.00689	N/A	N/A	$0.00937	$0.01000	N/A	N/A
AllianzGI High Yield Bond	$0.03653	$0.03165	$0.03437	$0.03922	$0.03900	N/A	$0.03795
AllianzGI PerformanceFee Structured US Fixed Income	N/A	N/A	N/A	$0.01570	$0.01570	$0.01570	N/A
AllianzGI Preferred Securities and Income	N/A	N/A	N/A	$0.05397	$0.05591	$0.05500	N/A
AllianzGI Short Duration High Income	$0.05500	$0.05247	N/A	$0.05721	$0.05786	$0.05832	N/A
AllianzGI Short Term Bond	$0.04505	N/A	N/A	$0.04079	$0.04500	N/A	N/A

On May 21, 2020, the following Funds declared per-share net investment income dividends to shareholders, payable May 21, 2020 to shareholders of record on May 20, 2020.

	Net Investment Income

	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Multi Asset Income	$0.07017	$0.05990	$0.06535	$0.07457	$0.07549	$0.07600	$0.07130
AllianzGI Core Bond	N/A	N/A	N/A	$0.02624	$0.02693	$0.02750	N/A
AllianzGI Core Plus Bond	N/A	N/A	N/A	$0.02621	$0.02692	$0.02750	N/A
AllianzGI Floating Rate Note	N/A	N/A	N/A	$0.00902	$0.01030	N/A	N/A
AllianzGI Green Bond	$0.00641	N/A	N/A	$0.00928	$0.01000	N/A	N/A
AllianzGI High Yield Bond	$0.03615	$0.03160	$0.03359	$0.03904	$0.03900	N/A	$0.03768
AllianzGI PerformanceFee Structured US Fixed Income	N/A	N/A	N/A	$0.01570	$0.01570	$0.01570	N/A
AllianzGI Preferred Securities and Income	N/A	N/A	N/A	$0.05378	$0.05512	$0.05500	N/A
AllianzGI Short Duration High Income	$0.05500	$0.05212	N/A	$0.05690	$0.05780	$0.05825	N/A
AllianzGI Short Term Bond	$0.04528	N/A	N/A	$0.04098	$0.04500	N/A	N/A

Effective April 30, 2020, the AllianzGI NFJ Emerging Markets Value Fund was renamed to AllianzGI Emerging Markets Value Fund.

Effective on or about June 11, 2020, the AllianzGI Global High Yield Fund and the AllianzGI U.S. Equity Hedged Fund will be liquidated and dissolved.

Effective on or about June 24, 2020, the AllianzGI PerformanceFee Structured US Fixed Income Fund will be liquidated and dissolved.

Effective on or about June 26, 2020, the AllianzGI Micro Cap Fund and the AllianzGI Ultra Micro Cap Fund will be liquidated and dissolved.

A plan of liquidation has been adopted in respect of the AllianzGI Best Styles U.S. Equity Fund. Under the terms of the current plan of liquidation, the AllianzGI Best Styles U.S. Equity Fund would liquidate and dissolve on or around September 17, 2020.

There were no other subsequent events identified that require recognition or disclosure.

Semiannual Report	| March 31, 2020	365

Unaudited

Changes to the Board of Trustees

Effective December 31, 2019, Bradford K. Gallagher retired as an Independent Trustee of the Trust.

366	March 31, 2020 |	Semiannual Report

Unaudited

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to

Semiannual Report	| March 31, 2020	367

Unaudited

Privacy Policy (cont’d)

access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

∎

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy

∎	Twitter: https://twitter.com/privacy

∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

368	March 31, 2020 |	Semiannual Report

Allianz Funds Multi-Strategy Trust

Trustees

Alan Rappaport

Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Thomas J. Fuccillo

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial and Accounting Officer

Angela Borreggine

Chief Legal Officer and Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig A. Ruckman

Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

State Street Bank and Trust Company, which has delegated its obligations as transfer agent to:

DST Asset Manager Solutions, Inc.

(Class A, Class C and Class R shares)

P.O. Box 219723

Kansas City, MO 64121-9723

(Class P, Institutional Class, Class R6 and Administrative Class shares)

P.O. Box 219968,

Kansas City, MO 64121-9968

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors LLC, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Allianz Global Investors is a leading active asset manager with over 750 investment professionals in 25 offices worldwide and managing $560 billion in assets for individuals, families and institutions.*

Active is the most important word in our vocabulary. Active is how we create and share value with clients. We believe in solving, not selling, and in adding value beyond pure economic gain. We invest for the long term, employing our innovative investment expertise and global resources. Our goal is to ensure a superior experience for our clients, wherever they are based and whatever their investment needs.

Active is: Allianz Global Investors

* Data as of March 31, 2020.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in each Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Funds Multi-Strategy Trust. Allianz Funds and the Allianz Funds Multi-Strategy Trust are distributed by Allianz Global Investors Distributors LLC. © 2019. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery

AZ750SA_033120

1136038

ITEM 2.	CODE OF ETHICS

(a) Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c)) as amended), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies

ITEM 13.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302_CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Exhibit 99.906_CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: June 4, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: June 4, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: June 4, 2020